              As filed with the Securities and Exchange Commission
                               On January 30, 2004
                      Registration No. 333-74295; 811-09253

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   ----------
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [ ]
Pre-Effective Amendment No. ___                                              [ ]
Post-Effective Amendment No. 69                                              [X]

                                       And

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [ ]
Amendment No. 70                                                             [X]

                                   ----------

                             WELLS FARGO FUNDS TRUST
               (Exact Name of Registrant as specified in Charter)
                                525 Market Street
                             San Francisco, CA 94105
          (Address of Principal Executive Offices, including Zip Code)

                                   ----------

       Registrant's Telephone Number, including Area Code: (800) 643-9691
                                C. David Messman
                        Wells Fargo Funds Management, LLC
                          525 Market Street, 12th Floor
                             San Francisco, CA 94105
                     (Name and Address of Agent for Service)
                                 With a copy to:
                             Robert M. Kurucza, Esq.
                             Marco E. Adelfio, Esq.
                             Morrison & Foerster LLP
                          2000 Pennsylvania Ave., N.W.
                             Washington, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):

[X]  Immediately upon filing pursuant to Rule 485(b), or

[ ]  on _________ pursuant to Rule 485 (b)

[ ]  60 days after filing pursuant to Rule 485(a)(1), or

[ ]  on _________ pursuant to Rule 485(a)(1)

[ ]  75 days after filing pursuant to Rule 485(a)(2), or

[ ]  on ___________ pursuant to Rule 485(a)(2)

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                EXPLANATORY NOTE

     This Post-Effective Amendment No. 69 is being filed to add to the Registration Statement of Wells Fargo Funds Trust (the "Trust"), the audited financial statements and certain related financial information for the fiscal year ended September 30, 2003 for the Equity Funds and the Allocation Funds of the Trust, and to make certain other non-material changes to the prospectuses and statements of additional information for these funds.

                             WELLS FARGO FUNDS TRUST
                              Cross Reference Sheet

Form N-1A Item Number

Part A   Prospectus Captions

1        Front and Back Cover Pages
2        Objectives
         Principal Strategies
         Summary of Important Risks
3        Summary of Expenses
         Example of Expenses
4        Objectives
         Principal Strategies
         Summary of Important Risks
         See Individual Fund Summaries
         Additional Strategies and General Investment Risks
5        Not applicable
6        Organization and Management of the Funds
7        Your Account
         How to Buy Shares
         How to Sell Shares
         Income and Gain Distributions
         Taxes
8        Not Applicable
9        See Individual Fund Summaries

Part B   Statement of Additional Information Captions

10       Cover Page and Table of Contents
11       Capital Stock
         Cover Page
12       Cover Page
         Investment Policies
         Additional Permitted Investment Activities and Associated Risks
13       Management
14       Capital Stock
15       Management
         Additional Purchase and Redemption Information
16       Portfolio Transactions
17       Capital Stock
18       Determination of Net Asset Value
         Additional Purchase and Redemption Information
19       Federal Income Taxes
20       Management
21       Performance Calculations
22       Financial Information

Part C   Other Information

23-30 Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Document.

[GRAPHIC APPEARS HERE]

[LOGO OF WELLS FARGO FUNDS]

Wells Fargo Stock Funds

          Prospectus
          Wells Fargo Diversified Equity Fund
          Wells Fargo Equity Income Fund
          Wells Fargo Equity Index Fund
          Wells Fargo Growth Fund
          Wells Fargo Growth Equity Fund
          Wells Fargo International Equity Fund
          Wells Fargo Large Cap Appreciation Fund/SM/
          Wells Fargo Large Cap Value Fund
          Wells Fargo Large Company Growth Fund
          Wells Fargo Montgomery Emerging Markets Focus Fund/SM/
          Wells Fargo Montgomery Mid Cap Growth Fund/SM/
          Wells Fargo Montgomery Small Cap Fund/SM/
          Wells Fargo SIFE Specialized Financial Services Fund
          Wells Fargo Small Cap Growth Fund
          Wells Fargo Small Company Growth Fund
          Wells Fargo Small Company Value Fund
          Wells Fargo Specialized Health Sciences Fund/SM/
          Wells Fargo Specialized Technology Fund/SM/

          Class A, Class B, Class C

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                                                                February 1, 2004

                                              This page intentionally left blank

Table of Contents                                                    Stock Funds
--------------------------------------------------------------------------------

Overview                         Objectives and Principal Strategies           4
                                 Summary of Important Risks                    8
Important summary information    Performance History                          12
about the Funds.                 Summary of Expenses                          30

--------------------------------------------------------------------------------
The Funds                        Key Information                              37
                                 Diversified Equity Fund                      38
Important information about      Equity Income Fund                           43
the individual Funds.            Equity Index Fund                            47
                                 Growth Fund                                  50
                                 Growth Equity Fund                           54
                                 International Equity Fund                    59
                                 Large Cap Appreciation Fund                  62
                                 Large Cap Value Fund                         66
                                 Large Company Growth Fund                    70
                                 Montgomery Emerging Markets Focus Fund       76
                                 Montgomery Mid Cap Growth Fund               80
                                 Montgomery Small Cap Fund                    84
                                 SIFE Specialized Financial Services Fund     88
                                 Small Cap Growth Fund                        94
                                 Small Company Growth Fund                    98
                                 Small Company Value Fund                    102
                                 Specialized Health Sciences Fund            104
                                 Specialized Technology Fund                 108
                                 Additional Strategies and
                                  General Investment Risks                   112
                                 Organization and Management of the Funds    117

--------------------------------------------------------------------------------
Your Investment                  A Choice of Share Classes                   122
How to open an account and       Reductions and Waivers of Sales Charges     126
how to buy, sell and exchange    Exchanges                                   129
Fund shares.                     Your Account                                130
                                   How to Buy Shares                         132
                                   How to Sell Shares                        135

--------------------------------------------------------------------------------
Reference                        Additional Services and Other Information   137
Additional information and term  Description of Master Portfolios            140
definitions.                     Portfolio Managers                          142
                                 Glossary                                    148

Stock Funds Overview
--------------------------------------------------------------------------------
See the individual Fund descriptions in this Prospectus for further details. Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

--------------------------------------------------------------------------------
FUND                       OBJECTIVE
--------------------------------------------------------------------------------

Diversified Equity Fund    Seeks long-term capital appreciation with moderate
                           annual return volatility.

Equity Income Fund         Seeks long-term capital appreciation and
                           above-average dividend income.

Equity Index Fund          Seeks to approximate the total rate of return of
                           substantially all common stocks comprising the S&P
                           500 Index before fees and expenses.

Growth Fund                Seeks long-term capital appreciation.

Growth Equity Fund         Seeks long-term capital appreciation with moderate
                           annual return volatility.

International Equity       Seeks total return with an emphasis on long-term
Fund                       capital appreciation.

Large Cap Appreciation     Seeks long-term capital appreciation.
Fund

Large Cap Value Fund       Seeks long-term capital appreciation.

Large Company              Seeks long-term capital appreciation.
Growth Fund

Montgomery Emerging        Seeks long-term capital appreciation.
Markets Focus Fund

Montgomery Mid Cap         Seeks long-term capital appreciation.
Growth Fund

Montgomery Small Cap       Seeks long-term capital appreciation.
Fund


4    Stock Funds Prospectus

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     PRINCIPAL STRATEGIES
--------------------------------------------------------------------------------

     The Fund is a gateway fund that invests in five different equity investment styles--large cap blend, large cap value, large cap growth, small cap, and international--to minimize the volatility and risk of investing in a single equity investment style. We currently invest in 11 master portfolios.

     The Fund is a gateway fund that invests in the common stocks of large U.S. companies with strong return potential and above-average dividend income. We invest principally in securities of companies with market capitalizations of $3 billion or more.

     We invest in common stocks to replicate the Standard & Poor's 500 Composite Stock Index (S&P 500 Index), before fees and expenses. We invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index. Regardless of market conditions, we attempt to achieve at least a 95% correlation between the performance of the S&P 500 Index and the Fund's investment results, before expenses.

     We emphasize investment in companies that have a strong earnings growth trend and above-average prospects for future growth. We invest principally in securities of companies with market capitalizations of $3 billion or more.

     The Fund is a gateway fund that invests in three different equity investment styles--large cap growth, small cap, and international--to minimize the volatility and risk of investing in a single equity investment style. We currently invest in 7 master portfolios.

     We invest principally in equity securities of companies based in developed foreign countries and emerging markets. We employ a bottom up, fundamental approach, that also considers relative valuation, to identify companies with above-average potential for long-term growth and total return.

     The Fund is a gateway fund that invests in the common stocks of large U.S. companies selected based on a series of growth and value criteria. We invest principally in securities of U.S. companies with market capitalizations of $3 billion or more.

     The Fund is a gateway fund that invests in the common stocks of large U.S. companies. We select securities that we believe have strong fundamentals, compelling value characteristics (such as low price-to-earnings or price-to-book ratios), and demonstrate the potential for improved performance. We invest principally in securities of companies with market capitalizations of $3 billion or more.

     The Fund is a gateway fund that invests in the common stocks of large U.S. companies that we believe have superior growth potential. We invest principally in securities of companies with market capitalizations of $3 billion or more.

     We invest in a focused portfolio consisting of equity securities of 20 to 40 companies that are tied economically to emerging market countries.

     We actively manage a diversified portfolio of common stocks of medium-sized U.S. companies that we believe have above-average growth potential. Generally, such companies will have a market capitalization within the range of the Russell Midcap Index, which was $834 million to $13.1 billion as of September 30, 2003 and is expected to change frequently.

     We actively manage a diversified portfolio of common stocks of U.S. companies that we believe have above-average growth potential. We invest principally in securities of companies with market capitalizations of less than $2 billion at the time of purchase.


                                                     Stock Funds Prospectus    5

--------------------------------------------------------------------------------
See the individual Fund descriptions in this Prospectus for further details. Italicized and colored words appear this way only to denote their inclusion in the Glossary section of this Prospectus.

--------------------------------------------------------------------------------
FUND                           OBJECTIVE
--------------------------------------------------------------------------------

SIFE Specialized Financial     Seeks long-term capital appreciation.
Services Fund

Small Cap Growth Fund          Seeks long-term capital appreciation.

Small Company                  Seeks long-term capital appreciation.
Growth Fund

Small Company Value Fund       Seeks long-term capital appreciation.

Specialized Health             Seeks long-term capital appreciation.
Sciences Fund

Specialized Technology         Seeks long-term capital appreciation.
Fund


6    Stock Funds Prospectus

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     PRINCIPAL STRATEGIES
--------------------------------------------------------------------------------

     We invest principally in equity securities of financial services companies (such as financial services holding companies, bank holding companies, commercial banks, savings and loan associations, brokerage companies, insurance companies, real-estate related companies, leasing companies, and consumer and industrial finance companies). In researching potential investments, we focus on companies that have capital growth potential because of favorable overall business prospects, the development of and demand for new products and services, undervalued assets and/or earnings potential, and favorable operating ratios such as default rates, credit quality, and interest rate spreads.

     We focus on companies that we believe have above-average growth potential, or that may be involved in new or innovative products, services and processes. We invest principally in securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small capitalization range that is expected to change frequently.

     The Fund is a gateway fund that invests in the common stocks of small companies that are either growing rapidly or completing a period of dramatic change. We invest principally in securities of companies with market capitalizations of $3 billion or less.

     The Fund is a gateway fund that invests in small U.S. companies selected based on a value-oriented analysis. We use a proprietary, quantitative screening process to emphasize companies exhibiting traditional value characteristics and to rank stocks within each sector based on this criteria. We invest principally in securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization range that is expected to change frequently.

     We invest principally in equity securities of health sciences companies based in at least three countries, including the United States. We define health sciences companies as those with revenues primarily generated by health care, medicine, and life sciences products and services. This would include pharmaceutical, biochemical, biotechnology, health care facilities, health care service and medical device companies. We currently expect the majority of the Fund's foreign investments to be in companies organized or headquartered in countries of Western Europe and Japan. We concentrate the Fund's investments in the health sciences sector, and because we retain the flexibility to invest in a relatively small number of stocks, the Fund also is considered to be non-diversified.

     We invest principally in equity securities of technology companies worldwide. We define technology companies as those with revenues primarily generated by technology products and services, such as computer, software, communications equipment and services, semi-conductor, healthcare, biotechnology and defense and aerospace. We concentrate the Fund's investments in the technology sector, and because we retain the flexibility to invest in a relatively small number of stocks, the Fund also is considered to be non-diversified.


                                                     Stock Funds Prospectus    7

Summary of Important Risks
--------------------------------------------------------------------------------

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

..    the individual Fund descriptions beginning on page 38;

..    the "Additional Strategies and General Investment Risks" section beginning on page 112; and

..    the Funds' Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

--------------------------------------------------------------------------------
COMMON RISKS FOR THE FUNDS
--------------------------------------------------------------------------------
Equity Securities
The Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund's portfolio. Certain types of stocks and certain individual stocks selected for a Fund's portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as "undervalued" using a value style approach will perform as expected. Generally, the larger the company the less volatile and more liquid its stock.

Small Company Securities
Certain Funds invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than large company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

Foreign Investments
Certain Funds make foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts ("ADRs") and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.


8    Stock Funds Prospectus

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND                           SPECIFIC RISKS
--------------------------------------------------------------------------------

Diversified Equity Fund        The Fund is primarily subject to the risks
                               described under "Common Risks for the Funds" on page 8. Stocks selected for their dividend income may be more sensitive to interest rate changes than other stocks. Fund assets that track the performance of an index do so whether the index rises or falls.

Equity Income Fund             The Fund is primarily subject to the "Equity
                               Securities" risks described under "Common Risks for the Funds" on page 8. Stocks selected for their dividend yields may be more sensitive to interest rate changes than other stocks.

Equity Index Fund              The Fund is primarily subject to the "Equity
                               Securities" risks described under "Common Risks for the Funds" on page 8. We attempt to match as closely as possible the performance of the S&P
                               500 Index. Funds that track the performance of an index do so whether the index rises or falls. Our ability to track the performance of the S&P 500
                               Index may be affected by, among other things, transaction costs and shareholder purchases and redemptions.

Growth Fund                    The Fund is primarily subject to the "Equity
                               Securities" and "Foreign Investments" risks described under "Common Risks for the Funds" on page 8.

Growth Equity Fund             The Fund is primarily subject to the risks
                               described under "Common Risks for the Funds" on page 8. Fund assets that track the performance of an index do so whether the index rises or falls.

International Equity Fund      The Fund is primarily subject to the "Equity
                               Securities" and "Foreign Investments" risks described under "Common Risks for the Funds" on page 8.

Large Cap Appreciation Fund    The Fund is primarily subject to the "Equity
                               Securities" risks described under "Common Risks for the Funds" on page 8. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Large Cap Value Fund           The Fund is primarily subject to the "Equity
                               Securities" and "Foreign Investments" risks described under "Common Risks for the Funds" on page 8.

Large Company Growth Fund      The Fund is primarily subject to the "Equity
                               Securities" and "Foreign Investments" risks described under "Common Risks for the Funds" on page 8.


                                                     Stock Funds Prospectus    9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND                           SPECIFIC RISKS
--------------------------------------------------------------------------------
Montgomery Emerging Markets    The Fund is primarily subject to the "Equity
Focus Fund                     Securities" and "Foreign Investment" risks
                               described under "Common Risks for the Funds" on page 8. The Fund invests principally in emerging market securities. Stock markets in emerging market countries tend to be much more volatile than the U.S. stock market due to their relative immaturity and periods of instability. In the past, many emerging markets restricted the flow of money into or out of their stock markets and some continue to impose restrictions on foreign investors. Also, the economies of emerging market countries may be predominantly based on only a few industries or on revenue from particular commodities and international aid, making them more susceptible to financial, economic or market events impacting these industries or changes to the aid arrangements. Because the Fund may invest a large percentage of its assets in a single emerging market country, the value of an investment in the Fund may be more volatile and subject to greater risks than will an investment in a mutual fund that is more broadly defined.
                               Because the Fund typically invests in 20 to 40 companies, the value of an investment in the Fund will vary more in response to developments or changes in the market value affecting particular stocks than will an investment in a mutual fund investing in a greater number of securities. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Montgomery Mid Cap             The Fund is primarily subject to the "Equity
Growth Fund                    Securities" risks described under "Common Risks
                               for the Funds" on page 8. Stocks of medium-sized companies may be more volatile and less liquid, in part because the issuers may be more vulnerable to adverse business or economic events, than the stocks of larger, more established companies. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Montgomery Small Cap           The Fund is primarily subject to the "Equity
Fund                           Securities" and "Small Company Securities" risks
                               described under "Common Risks for the Funds" on page 8. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.


10   Stock Funds Prospectus

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND                           SPECIFIC RISKS
--------------------------------------------------------------------------------
SIFE Specialized Financial     The Fund is primarily subject to the "Equity
Services Fund                  Securities" risks described under "Common Risks
                               for the Funds" on page 8. Because of the Fund's focus in the financial services sector, it will be more susceptible than funds that do not concentrate their investments to market and other conditions affecting a single group of industries. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Small Cap Growth Fund          The Fund is primarily subject to the risks
                               described under "Common Risks for the Funds" on page 8. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Small Company Growth Fund      The Fund is primarily subject to the risks
                               described under "Common Risks for the Funds" on page 8. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Small Company Value Fund       The Fund is primarily subject to the "Equity
                               Securities" and "Small Company Securities" risks described under "Common Risks for the Funds" on page 8.

Specialized Health Sciences    The Funds are primarily subject to the risks
Fund and Specialized           described under "Common Risks for the Funds" on
Technology Fund                page 8. The Funds are considered to be
                               non-diversified because they invest a relatively high percentage of their assets in a limited number of issuers. The Funds also concentrate their investments in stocks of particular sectors of the economy. Non-diversified and concentrated funds are more susceptible to financial, market or economic events affecting the particular issuers and industry sectors in which they invest. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.


                                                     Stock Funds Prospectus   11

Performance History
--------------------------------------------------------------------------------

     The following information shows you how each Fund has performed and illustrates the variability of a Fund's returns over time. Each Fund's average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

     Please remember that past performance is no guarantee of future results.

     The Wells Fargo Large Cap Value Fund has been in operation for less than one calendar year; therefore, no performance is shown for this Fund.

     The Wells Fargo SIFE Specialized Financial Services Fund was organized as the successor fund to the SIFE Trust Fund, which was reorganized into the Wells Fargo Fund effective at the close of business on February 22, 2002. The Wells Fargo Montgomery Emerging Markets Focus Fund was organized as the successor fund to the Montgomery Emerging Markets Fund and the Montgomery Emerging Markets Focus Fund, with the latter being the accounting survivor. The Wells Fargo Montgomery Small Cap Fund was organized as the successor fund to the Montgomery Small Cap Fund. The Montgomery Mid Cap Fund was reorganized into and became the accounting survivor for the Wells Fargo Mid Cap Growth Fund, which was renamed the Wells Fargo Montgomery Mid Cap Growth Fund. The predecessor Montgomery funds were reorganized into the Wells Fargo Funds effective at the close of business on June 6, 2003. The historical performance information shown for each successor fund for periods prior to each Fund's reorganization date reflects the historical information for its predecessor.

     Diversified Equity Fund Class A Calendar Year Returns/2/*

     [GRAPHIC]

     '94         0.83%
     '95        30.94%
     '96        20.47%
     '97        25.68%
     '98        22.35%
     '99        20.44%
     '00        (1.89)%
     '01       (12.68)%
     '02       (22.12)%
     '03        29.07%

     Best Qtr.: Q4 '98 . 19.88%              Worst Qtr.: Q3 '02 . (19.40)%

     * Returns do not reflect sales charges. If they did, returns would be lower.


12   Stock Funds Prospectus

--------------------------------------------------------------------------------

     The table below provides average annual total return information for the Fund's Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns/1/

for the period ended 12/31/03                       1 year   5 years   10 years

Class A Returns Before Taxes (Incept. 5/2/96)/2/     21.65%    (0.45)%     9.11%
Class A Returns After Taxes on Distributions         21.37%    (1.31)%     8.16%
Class A Returns After Taxes on Distributions
 and Sale of Fund Shares                             14.07%    (0.68)%     7.64%
Class B Returns Before Taxes (Incept. 5/6/96)/2/     23.10%    (0.43)%     8.94%
Class C Returns Before Taxes (Incept. 10/1/98)/2/    25.77%    (0.23)%     8.85%
S&P 500 Index (reflects no deduction for fees,
 expenses or taxes)/3,4/                             28.67%    (0.57)%    11.06%

/1/  Returns reflect applicable sales charges.
/2/ Performance shown for periods prior to inception reflects performance of the Institutional Class shares adjusted to reflect the fees and expenses of this Class. For periods prior to November 11, 1994, performance shown reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of this Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
/3/  S&P 500 is a registered trademark of Standard and Poor's.
/4/ Standard & Poor's, S&P, S&P 500 Index, Standard & Poor's 500 and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.


                                                     Stock Funds Prospectus   13

Performance History
--------------------------------------------------------------------------------

     Equity Income Fund Class A Calendar Year Returns/2/*

     [GRAPHIC]

     '94         4.64%
     '95        38.43%
     '96        20.25%
     '97        28.07%
     '98        17.82%
     '99         8.27%
     '00         1.64%
     '01        (5.67)%
     '02       (19.89)%
     '03        26.01%

     Best Qtr.: Q2 '03 . 16.67%              Worst Qtr.: Q3 '02 . (20.85)%

     * Returns do not reflect sales charges. If they did, returns would be lower.

     The table below provides average annual total return information for the Fund's Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns/1/

for the period ended 12/31/03                       1 year   5 years   10 years

Class A Returns Before Taxes (Incept. 5/2/96)/2/     18.76%    (0.25)%    10.01%
Class A Returns After Taxes on Distributions         16.45%    (1.68)%     8.84%
Class A Returns After Taxes on Distributions
 and Sale of Fund Shares                             12.11%    (0.87)%     8.28%
Class B Returns Before Taxes (Incept. 5/2/96)/2/     20.03%    (0.23)%     9.83%
Class C Returns Before Taxes (Incept. 10/1/98)/2/    22.79%    (0.02)%     9.72%
S&P 500 Index (reflects no deduction for fees,
 expenses or taxes)/3/                               28.67%    (0.57)%    11.06%
Russell 1000 Value Index (reflects no deduction
 for fees, expenses or taxes)                        30.03%     3.56%     11.88%

/1/  Returns reflect applicable sales charges.
/2/ Performance shown for periods prior to inception reflects performance of the Institutional Class shares adjusted to reflect the fees and expenses of this Class. For periods prior to November 11, 1994, performance shown reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of this Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
/3/  S&P 500 is a registered trademark of Standard & Poor's.


14   Stock Funds Prospectus

--------------------------------------------------------------------------------

     Equity Index Fund Class A Calendar Year Returns/1/*

     [GRAPHIC]

     '94         0.42%
     '95        35.99%
     '96        21.66%
     '97        31.89%
     '98        27.67%
     '99        20.12%
     '00        (9.17)%
     '01        12.38%
     '02       (22.59)%
     '03        27.80%

     Best Qtr.: Q4 '98 . 21.00% Worst Qtr.: Q3 '02 . (17.38)%

     * Returns do not reflect sales charges. If they did, returns would be lower.

     The table below provides average annual total return information for the Fund's Class A and Class B shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B shares will vary.

Average annual total returns/2/
for the period ended 12/31/03                      1 year   5 years   10 years

Class A Returns Before Taxes (Incept. 1/25/84)/1/   20.46%    (2.39)%     9.50%
Class A Returns After Taxes on Distributions        18.87%    (4.07)%     7.87%
Class A Returns After Taxes on Distributions
 and Sale of Fund Shares                            13.27%    (2.54)%     7.70%
Class B Returns Before Taxes (Incept. 2/17/98)/3/   21.86%    (2.40)%     9.42%
S&P 500 Index (reflects no deduction
 for fees, expenses or taxes)/4,5/                  28.67%    (0.57)%    11.06%

/1/ Performance shown for periods prior to December 15, 1997 reflects performance of the Stagecoach Corporate Stock Fund, a predecessor portfolio with the same investment objective and policies as the Fund.
/2/  Returns reflect applicable sales charges.
/3/ Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class's fees and expenses.
/4/  S&P 500 is a registered trademark of Standard and Poor's.
/5/ Standard & Poor's, S&P, S&P 500 Index, Standard & Poor's 500, and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.


                                                     Stock Funds Prospectus   15

Performance History
--------------------------------------------------------------------------------

     Growth Fund Class A Calendar Year Returns*

     [GRAPHIC]

     '94        (0.29)%
     '95        28.90%
     '96        21.72%
     '97        19.05%
     '98        29.16%
     '99        21.90%
     '00       (13.86)%
     '01       (18.88)%
     '02       (26.30)%
     '03        23.16%

     Best Qtr.: Q4 '98 . 23.40% Worst Qtr.: Q3 '01 .(17.30)%

     * Returns do not reflect sales charges. If they did, returns would be lower.

     The table below provides average annual total return information for the Fund's Class A and Class B shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B shares will vary.

Average annual total returns/1/
for the period ended 12/31/03                      1 year   5 years   10 years

Class A Returns Before Taxes (Incept. 8/2/90)       16.07%    (6.26)%     5.71%
Class A Returns After Taxes on Distributions        16.07%    (7.51)%     3.61%
Class A Returns After Taxes on Distributions
 and Sale of Fund Shares                            10.45%    (5.22)%     4.31%
Class B Returns Before Taxes (Incept. 1/1/95)/2/ 17.17% (6.35)% 5.62% S&P 500 Index (reflects no deduction
 for fees, expenses or taxes)/3/                    28.67%    (0.57)%    11.06%

/1/  Returns reflect applicable sales charges.
/2/ Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class's fees and expenses.
/3/  S&P 500 is a registered trademark of Standard and Poor's.


16   Stock Funds Prospectus

--------------------------------------------------------------------------------

     Growth Equity Fund Class A Calendar Year Returns/2/*

     [GRAPHIC]

     '94      (1.38)%
     '95      24.87%
     '96      18.78%
     '97      20.09%
     '98      16.50%
     '99      25.66%
     '00      (0.31)%
     '01     (14.45)%
     '02     (21.72)%
     '03      33.65%

     Best Qtr.: Q4 '99 . 19.99% Worst Qtr.: Q3 '02 . (20.25)%

     * Returns do not reflect sales charges. If they did, returns would be lower.

     The table below provides average annual total return information for the Fund's Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns/1/
for the period ended 12/31/03                      1 year   5 years   10 years

Class A Returns Before Taxes (Incept. 5/2/96)/2/    25.97%     1.11%      8.02%
Class A Returns After Taxes on Distributions        25.97%    (0.53)%     6.33%
Class A Returns After Taxes on Distributions
 and Sale of Fund Shares                            16.88%     0.38%      6.28%
Class B Returns Before Taxes (Incept. 5/6/96)/2/    27.63%     1.16%      7.85%
Class C Returns Before Taxes (Incept. 10/1/98)/2/ 30.29% 1.33% 7.82% S&P 500 Index (reflects no deduction
 for fees, expenses or taxes)/3/                    28.67%    (0.57)%    11.06%

/1/  Returns reflect applicable sales charges.
/2/ Performance shown for periods prior to inception reflects performance of the Institutional Class shares adjusted to reflect the fees and expenses of this Class. For periods prior to November 11, 1994, performance shown reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of this Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
/3/  S&P 500 is a registered trademark of Standard and Poor's.


                                                     Stock Funds Prospectus   17

Performance History
--------------------------------------------------------------------------------

     International Equity Fund Class A Calendar Year Returns*

     [GRAPHIC]

     '98        16.03%
     '99        51.16%
     '00       (13.20)%
     '01       (18.37)%
     '02       (23.28)%
     '03       (28.82%

     Best Qtr.: Q4 '99 . 33.55% Worst Qtr.: Q3 '02 . (21.81)%

     * Returns do not reflect sales charges. If they did, returns would be lower.

     The table below provides average annual total return information for the Fund's Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns/1/                                          Life of
for the period ended 12/31/03                      1 year   5 years       Fund

Class A Returns Before Taxes (Incept. 9/24/97)      21.45%    (0.04)%     1.82%
Class A Returns After Taxes on Distributions        21.21%    (0.25)%     1.65%
Class A Returns After Taxes on Distributions
 and Sale of Fund Shares                            13.94%    (0.10)%     1.50%
Class B Returns Before Taxes (Incept. 9/24/97)      22.64%    (0.03)%     2.02%
Class C Returns Before Taxes (Incept. 4/1/98)/2/ 25.25% 0.16% 1.85% MSCI/EAFE Index (reflects no deduction
 for fees, expenses or taxes)/3/                    38.59%    (0.05)%     1.58%

/1/  Returns reflect applicable sales charges.
/2/ Performance shown for periods prior to the inception of this Class reflects the performance of the Class B shares adjusted to reflect this Class's fees and expenses.
/3/  Morgan Stanley Capital International/Europe, Australasia, and Far East
     Index.


18   Stock Funds Prospectus

--------------------------------------------------------------------------------

     Large Cap Appreciation Fund Class A Calendar Year Returns*

     [GRAPHIC]

     '02         (23.81)%
     '03          27.34%


     Best Qtr.: Q2 '03 . 12.50% Worst Qtr.: Q3 '02 .(16.05)%

     * Returns do not reflect sales charges. If they did, returns would be lower.

     The table below provides average annual total return information for the Fund's Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns/1/
                                                            Life of
for the period ended 12/31/03                      1 year    Fund

Class A Returns Before Taxes (Incept. 8/31/01)      20.02%    (3.43)%
Class A Returns After Taxes on Distributions        20.02%    (3.43)%
Class A Returns After Taxes on Distributions
 and Sale of Fund Shares                            13.01%    (2.90)%
Class B Returns Before Taxes (Incept. 8/31/01)      21.45%    (3.02)%
Class C Returns Before Taxes (Incept. 8/31/01) 24.19% (2.11)% S&P 500 Index (reflects no deduction
 for fees, expenses or taxes)/2/                    28.67%     0.85%

/1/  Returns reflect applicable sales charges.
/2/  S&P 500 is a registered trademark of Standard & Poor's.


                                                     Stock Funds Prospectus   19

Performance History
--------------------------------------------------------------------------------

     Large Company Growth Fund Class A Calendar Year Returns/2/*

     [GRAPHIC]

     '94        (1.07)%
     '95        29.24%
     '96        25.11%
     '97        33.35%
     '98        47.97%
     '99        32.96%
     '00        (3.81)%
     '01       (21.79)%
     '02       (28.24)%
     '03        26.47%

     Best Qtr.: Q4 '98 . 31.61% Worst Qtr.: Q1 '01 . (22.88)%

     * Returns do not reflect sales charges. If they did, returns would be lower.

     The table below provides average annual total return information for the Fund's Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns/1/
for the period ended 12/31/03                      1 year   5 years   10 years

Class A Returns Before Taxes (Incept. 10/1/98)/2/   19.20%    (3.07)%    10.45%
Class A Returns After Taxes on Distributions        19.20%    (3.21)%    10.09%
Class A Returns After Taxes on Distributions
 and Sale of Fund Shares                            12.48%    (2.58)%     9.21%
Class B Returns Before Taxes (Incept. 10/1/98)/2/   20.50%    (2.94)%    10.38%
Class C Returns Before Taxes (Incept. 11/8/99)/3/   23.37%    (2.67)%    10.28%
S&P 500 Index (reflects no deduction for
 fees, expenses or taxes)/4/                        28.67%    (0.57)%    11.06%

/1/  Returns reflect applicable sales charges.
/2/ Performance shown for periods prior to inception reflects performance of the Institutional Class shares adjusted to reflect the fees and expenses of this Class. For periods prior to November 11, 1994, performance shown reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of this Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
/3/ Performance shown for periods prior to the inception of this Class reflects the performance of the Class B shares adjusted to reflect this Class's fees and expenses.
/4/  S&P 500 is a registered trademark of Standard and Poor's.


20   Stock Funds Prospectus

--------------------------------------------------------------------------------

     Montgomery Emerging Markets Focus Fund Class A Calendar Year Returns*/2/

     [GRAPHIC]

     '98   (21.26)%
     '99   121.02%
     '00   (17.66)%
     '01    (3.54%
     '02    (5.54)%
     '03    71.27%

     Best Qtr.: Q4 '99 . 44.10% Worst Qtr.: Q3 '01 . (22.82)%

     * Returns do not reflect sales charges. If they did, returns would be lower.

     The table below provides average annual total return information for the Fund's Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

     Average annual total returns/1/                                     Life of
     for the period ended 12/31/03                       1 year  5 years  Fund

     Class A Returns Before Taxes (Incept. 10/31/01)/2/  61.42%  21.78%  13.27%
     Class A Returns After Taxes on Distributions        61.42%  21.55%  12.93%
     Class A Returns After Taxes on Distributions
      and Sale of Fund Shares                            39.93%  19.23%  11.46%
     Class B Returns Before Taxes (Incept. 10/31/01)/2/  65.34%  22.81%  14.10%
     Class C Returns Before Taxes (Incept. 10/31/01)/2/  67.37%  21.84%  13.09%
     MSCI Emerging Markets Free Index (reflects
      no deduction for fees, expenses or taxes)/3/       56.28%  10.62%   3.60%

     /1/  Returns reflect applicable sales charges.
     /2/ Performance shown for the Fund's Class A, Class B and Class C shares reflects the performance of the Class A, Class B and Class C shares of the predecessor Montgomery Emerging Markets Focus Fund, adjusted to reflect applicable sales charges. Performance shown for periods prior to the inception of each class reflects the performance of the predecessor fund's Class R shares, adjusted to reflect the applicable fees and expenses of the respective class. The predecessor fund incepted on December 31, 1997.
     /3/  Morgan Stanley Capital International Emerging Markets Free Index.


                                                     Stock Funds Prospectus   21

Performance History
--------------------------------------------------------------------------------

     Montgomery Mid Cap Growth Fund Class A Calendar Year Returns*/2/

     [GRAPHIC]

     '95    28.63%
     '96    19.21%
     '97    27.05%
     '98     7.94%
     '99    18.83%
     '00    14.60%
     '01   (23.94)%
     '02   (28.55)%
     '03    38.07%

     Best Qtr.: Q4 '99 . 32.68% Worst Qtr.: Q3 '01 . (21.96)%

     * Returns do not reflect sales charges. If they did, returns would be lower.

     The table below provides average annual total return information for the Fund's Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

     Average annual total returns/1/                                       Life
     for the period ended 12/31/03                       1 year  5 years of Fund

     Class A Returns Before Taxes (Incept. 12/30/94)/2/  30.13%  (0.75)%  8.15%
     Class A Returns After Taxes on Distributions        30.13%  (3.50)%  5.87%
     Class A Returns After Taxes on Distributions
      and Sale of Fund Shares                            19.58%  (1.39)%  6.39%
     Class B Returns Before Taxes (Incept. 06/09/03)/3/  32.02%  (0.72)%  8.05%
     Class C Returns Before Taxes (Incept. 06/09/03)/3/  34.66%  (0.52)%  7.93%
     Russell Midcap Growth Index (reflects no
      deduction for fees, expenses or taxes)             40.06%   7.23%  10.77%
     Russell 2000 Index (reflects no deduction
      for fees, expenses or taxes)                       47.25%   7.13%  10.82%

     /1/  Returns reflect applicable sales charges.
     /2/ Performance shown for the Class A shares reflects the performance of the predecessor fund's Class R shares adjusted for the applicable sales charges.
     /3/ Performance shown for periods prior to inception of this Class reflects the performance of the predecessor fund's Class R shares adjusted to reflect this Class's fees and expenses.


22   Stock Funds Prospectus

--------------------------------------------------------------------------------

     Montgomery Small Cap Fund Class A Calendar Year Returns*/2/

     [GRAPHIC]

     '94    (9.96)%
     '95    35.12%
     '96    18.69%
     '97    23.86%
     '98    (7.93)%
     '99    55.81%
     '00   (25.14)%
     '01   (12.65)%
     '02   (29.51)%
     '03    47.88%

     Best Qtr.: Q4 '99 . 47.31% Worst Qtr.: Q3 '98 . (32.37)%

     * Returns do not reflect sales charges. If they did, returns would be lower.

     The table below provides average annual total return information for the Fund's Class A, Class B, and Class C shares, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares and after-tax returns for the Class B and Class C shares will vary.

     Average annual total returns/1/

     for the period ended 12/31/03                  1 year   5 years    10 years
     Class A Returns Before Taxes (Incept.
      07/13/90)/2/                                  39.38%     0.02%      5.13%
     Class A Returns After Taxes on Distributions   39.38%    (1.34)%     2.71%
     Class A Returns After Taxes on Distributions
      and Sale of Fund Shares                       25.59%    (0.22)%     3.48%
     Class B Returns Before Taxes (Incept.
      06/09/03)/3/                                  41.73%     0.06%      4.96%
     Class C Returns Before Taxes (Incept.
      06/09/03)/3/                                  44.41%     0.27%      4.87%
     Russell 2000 Index (reflects no deduction
      for fees, expenses or taxes)                  47.25%     7.13%      9.47%
     Russell 2000 Growth Index (reflects no
      deduction for fees, expenses or taxes)        48.54%     0.86%      5.43%

     /1/  Returns reflect applicable sales charges.
     /2/ Performance shown for the Class A shares reflects the performance of the predecessor fund's Class R shares adjusted for the applicable sales charges. The predecessor fund's Class R is the accounting survivor of the reorganization of the Montgomery Small Cap Fund's Class P and Class R into the Fund's Class A.
     /3/ Performance shown for periods prior to the inception of this Class reflects the performance of the predecessor fund's Class R shares adjusted to reflect this Class's fees and expenses.


                                                     Stock Funds Prospectus   23

Performance History
--------------------------------------------------------------------------------

     SIFE Specialized Financial Services Fund Class A Calendar Year Returns/2/*

     [GRAPHIC]


     '94    (1.52)%
     '95    49.92%
     '96    27.36%
     '97    44.79%
     '98     5.14%
     '99    (8.45)%
     '00    20.95%
     '01    (2.89)%
     '02   (13.69)%
     '03    29.15%

     Best Qtr.: Q4 '98 . 19.60% Worst Qtr.: Q3 '98 . (18.15)%

     * Returns do not reflect sales charges. If they did, returns would be lower.

     The table below provides average annual total return information for the Fund's Class A, Class B and Class C shares, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares and after-tax returns for the Class B and Class C shares will vary.

     Average annual total returns/1/
     for the period ended 12/31/03                  1 year   5 years   10 years
     Class A Returns Before Taxes (Incept.
      7/2/62)/2/                                     21.73%     2.47%     12.45%
     Class A Returns After Taxes on Distributions 13.51% (0.92)% 8.74% Class A Returns After Taxes on Distributions
      and Sale of Fund Shares                        13.97%     0.50%      8.97%
     Class B Returns Before Taxes (Incept.
      5/1/97)/3/                                     23.21%     2.37%     12.12%
     Class C Returns Before Taxes (Incept.
      5/1/97)/3/                                     25.72%     2.52%     11.97%
     S&P 500 Index (reflects no deduction for
      fees, expenses or taxes)/4/                    28.67%    (0.57)%    11.06%

     /1/  Returns reflect applicable sales charges.
     /2/ Performance shown for the Class A shares reflects the performance of the predecessor portfolio's Class A-I shares. The predecessor Class A-I is the accounting survivor of the reorganization of the SIFE Trust Fund Class A-I and Class A-II into the Fund's Class A. The Fund's inception date was July 2, 1962.
     /3/ Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class's fees and expenses.
     /4/  S&P 500 is a registered trademark of Standard & Poor's.


24   Stock Funds Prospectus

--------------------------------------------------------------------------------

     Small Cap Growth Fund Class A Calendar Year Returns/2/*

     [GRAPHIC]

     '95        69.10%
     '96        20.89%
     '97        11.09%
     '98        (5.97)%
     '99       118.70%
     '00       (23.35)%
     '01       (24.69)%
     '02       (39.00)%
     '03        41.77%

     Best Qtr.: Q4 '99 . 63.42% Worst Qtr.: Q1 '01 . (31.56)%

     * Returns do not reflect sales charges. If they did, returns would be lower.

     The table below provides average annual total return information for the Fund's Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

     Average annual total returns/1/
                                                                           Life
     for the period ended 12/31/03                   1 year     5 years  of Fund

     Class A Returns Before Taxes (Incept.
      9/16/96)/2/                                    33.63%     0.57%     9.61%
     Class A Returns After Taxes on Distributions 33.63% (2.00)% 7.34% Class A Returns After Taxes on Distributions
      and Sale of Fund Shares                        21.86%    (0.68)%    7.31%
     Class B Returns Before Taxes (Incept.
      9/16/96)/2/                                    35.80%     0.63%     9.56%
     Class C Returns Before Taxes (Incept.
      12/15/97)/3/                                   38.46%     0.80%     9.43%
     Russell 2000 Index (reflects no deduction
      for fees, expenses or taxes)                   47.25%     7.13%     8.20%

     /1/  Returns reflect applicable sales charges.
     /2/ Performance shown for this Class for periods prior to September 16, 1996 reflects performance of the shares of the Small Capitalization Growth Fund for BRP Employment Retirement Plans (an unregistered bank collective investment fund), a predecessor portfolio which incepted on November 1, 1994, with the same investment objective and policies as the Stagecoach Small Cap Fund adjusted to reflect this Class's fees and expenses. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations, and other restrictions which, if applicable, may have adversely affected performance.
     /3/ Performance shown for periods prior to the inception of this Class reflects the performance of the Class B shares adjusted to reflect this Class's fees and expenses.

                                                     Stock Funds Prospectus   25

Performance History
--------------------------------------------------------------------------------

     Small Company Growth Fund Class A Calendar Year Returns/1/*

     [GRAPHIC]

     '94        (3.44)%
     '95        39.48%
     '96        19.82%
     '97        22.16%
     '98        (9.11)%
     '99        19.11%
     '00         2.34%
     '01         0.62%
     '02       (29.60)%
     '03        50.36%

     Best Qtr.: Q2 '03 . 21.66% Worst Qtr.: Q3 '98 . (24.63)%

     * Performance shown reflects the performance of the Institutional Class shares. The Institutional Class shares do not have sales charges.

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     Average annual total returns

     for the period ended 12/31/03                   1 year    5 years  10 years
     Class A Returns Before Taxes (Incept.
      1/30/04)/1/                                    50.36%     5.36%     8.81%
     Class A Returns After Taxes on Distributions    50.36%     3.88%     6.66%
     Class A Returns After Taxes on Distributions
      and Sale of Fund Shares                        32.73%     3.81%     6.50%
     Class B Returns Before Taxes (Incept.
      1/30/04)/1/                                    50.36%     5.36%     8.81%
     Class C Returns Before Taxes (Incept.
      1/30/04)/1/                                    50.36%     5.36%     8.81%
     Russell 2000 Index (reflects no deduction
      for expenses or taxes)                         47.25%     7.13%     9.47%

     /1/ Performance shown for this Class reflects the performance of the Fund's Institutional Class shares, and includes fees and expenses that are not applicable and are lower than those of this Class. The Institutional Class shares annual returns are substantially similar to what this Class's returns would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the Classes do not have the same fees and expenses. The Fund's Institutional Class shares incepted on November 11, 1994.

26   Stock Funds Prospectus

--------------------------------------------------------------------------------

     Small Company Value Fund Class A Calendar Year Returns/2/*

     [GRAPHIC]

     '98       (9.39)%
     '99        0.45%
     '00       26.53%
     '01       12.92%
     '02       (6.46)%
     '03       43.28%

     Best Qtr.: Q2 '03 . 22.94%  Worst Qtr.: Q3 '02 . (24.93)%

     * Returns do not reflect sales charges. If they did, returns would be lower.

     The table below provides average annual total return information for the Fund's Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns/1/                                     Life
for the period ended 12/31/03                  1 year   5 years    of Fund
Class A Returns Before Taxes (Incept.
 1/31/02)/2/                                    35.04%    12.62%     11.53%
Class A Returns After Taxes on Distributions 33.27% 12.32% 11.31% Class A Returns After Taxes on Distributions
 and Sale of Fund Shares                        22.75%    10.88%     10.04%
Class B Returns Before Taxes (Incept.
 1/31/02)/2/                                    37.18%    12.85%     11.69%
Class C Returns Before Taxes (Incept.
 8/30/02)/2/                                    39.77%    12.87%     11.52%
Russell 2000 Index (reflects no deduction
 for fees, expenses or taxes)                   47.25%     7.13%      9.17%

/1/  Returns reflect applicable sales charges.
/2/ Performance shown for periods prior to inception of this Class reflects performance of the Small Company Value Master Portfolio, a master portfolio in which the Fund invests, adjusted to reflect the fees and expenses of this Class. The Small Company Value Master Portfolio, which incepted on June 1, 1997, has a substantially identical investment objective and investment strategy as the Fund.


                                                     Stock Funds Prospectus   27

Performance History
--------------------------------------------------------------------------------

     Specialized Health Sciences Fund Class A Calendar Year Returns*

     [GRAPHIC]

     '02     (26.03)%
     '03      28.84%

     Best Qtr.: Q4 '03 . 18.78% Worst Qtr.: Q2 '02 . (16.96)%

     * Returns do not reflect sales charges. If they did, returns would be lower.

     The table below provides average annual total return information for the Fund's Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns/1/                            Life
for the period ended 12/31/03                   1 year    of Fund
Class A Returns Before Taxes (Incept.
 4/2/01)                                        21.44%    (1.63)%
Class A Returns After Taxes on Distributions 21.44% (1.63)% Class A Returns After Taxes on Distributions
 and Sale of Fund Shares                        13.93%    (1.38)%
Class B Returns Before Taxes (Incept.
 4/2/01)                                        22.80%    (1.36)%
Class C Returns Before Taxes (Incept.           25.66%    (0.58)%
 4/2/01)
S&P 500 Index (reflects no deduction for
 fees, expenses or taxes)/2/                    28.67%     0.07%

/1/  Returns reflect applicable sales charges.
/2/  S&P 500 is a registered trademark of Standard & Poor's.


28   Stock Funds Prospectus

--------------------------------------------------------------------------------

     Specialized Technology Fund Class A Calendar Year Returns*

     [GRAPHIC]

     '01    (38.36)%
     '02    (41.33)%
     '03     72.47%

     Best Qtr.: Q4 '01 . 39.40%               Worst Qtr.: Q1 '01 . (32.80)%

     * Returns do not reflect sales charges. If they did, returns would be lower.

     The table below provides average annual total return information for the Fund's Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

     Average annual total returns/1/
                                                                   Life
     for the period ended 12/31/03                      1 year    of Fund
     Class A Returns Before Taxes (Incept. 9/18/00)     62.60%   (24.25)%
     Class A Returns After Taxes on Distributions       62.60%   (24.25)%
     Class A Returns After Taxes on Distributions
       and Sale of Fund Shares                          40.69%   (19.46)%
     Class B Returns Before Taxes (Incept.              66.19%   (25.16)%
       9/18/00)
     Class C Returns Before Taxes (Incept.              68.80%   (23.66)%
       9/18/00)
     S&P 500 Index (reflects no deduction for
       fees, expenses or taxes)/2/                      28.67%    (6.13)%

     /1/  Returns reflect applicable sales charges.
     /2/  S&P 500 is a registered trademark of Standard & Poor's.


                                                     Stock Funds Prospectus   29

Stock Funds
--------------------------------------------------------------------------------

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining the account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                                             All Funds
                                                    except for the Montgomery
                                                   Emerging Markets Focus Fund
                                                  ---------------------------
                                                  CLASS A    CLASS B   CLASS C
-----------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                  5.75%      None      None
Maximum deferred sales charge (load) (as a
percentage of the Net Asset Value ("NAV") at
purchase)                                            None/1/    5.00%     1.00%
Redemption Fee                                       None       None      None
------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)/2/
------------------------------------------------------------------------------------------------
                                         Diversified Equity Fund         Equity Income Fund
                                       ---------------------------------------------------------
                                       CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
------------------------------------------------------------------------------------------------
Management Fees                           0.88%     0.88%     0.88%     0.75%     0.75%     0.75%
Distribution (12b-1) Fees                 0.00%     0.75%     0.75%     0.00%     0.75%     0.75%
Other Expenses/4/                         0.66%     0.68%     0.65%     0.58%     0.63%     0.57%
------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES      1.54%     2.31%     2.28%     1.33%     2.13%     2.07%
------------------------------------------------------------------------------------------------
Fee Waivers                               0.29%     0.31%     0.28%     0.23%     0.28%     0.22%
------------------------------------------------------------------------------------------------
NET EXPENSES/5/                           1.25%     2.00%     2.00%     1.10%     1.85%     1.85%
------------------------------------------------------------------------------------------------

                                        International Equity Fund    Large Cap Appreciation Fund
                                       ---------------------------------------------------------
                                       CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
------------------------------------------------------------------------------------------------
Management Fees                           1.00%     1.00%     1.00%     0.70%     0.70%     0.70%
Distribution (12b-1) Fees                 0.00%     0.75%     0.75%     0.00%     0.75%     0.75%
Other Expenses/4/                         0.76%     1.07%     0.95%     1.75%     1.66%     2.51%
------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES      1.76%     2.82%     2.70%     2.45%     3.11%     3.96%
------------------------------------------------------------------------------------------------
Fee Waivers                               0.26%     0.57%     0.45%     1.20%     1.11%     1.96%
------------------------------------------------------------------------------------------------
NET EXPENSES/5/                           1.50%     2.25%     2.25%     1.25%     2.00%     2.00%
------------------------------------------------------------------------------------------------

/1/ Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See "A Choice of Share Classes" for further information. All other Class A shares will not have a CDSC.

/2/ Expenses for gateway funds include expenses allocated from the master portfolio(s) in which each such Fund invests.

/3/ Deducted from the net proceeds of shares redeemed (or exchanged) within three months after purchase. This fee is retained by the Fund. Please see "Redemption Fee" on page 131 for further information.


30   Stock Funds Prospectus

                                                             Summary of Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                                   Montgomery Emerging Markets
                                                            Focus Fund
-------------------------------------------------------------------------------
                                                  CLASS A    CLASS B    CLASS C
-------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                  5.75%      None       None
Maximum deferred sales charge (load) (as a
percentage of the Net Asset Value ("NAV") at
purchase)                                            None/1/    5.00%      1.00%
Redemption Fee                                      2.00%/3/    None       None
-------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)/2/
----------------------------------------------------------------------------------------------------------
                                       Equity Index Fund      Growth Fund          Growth Equity Fund
----------------------------------------------------------------------------------------------------------
                                       CLASS A   CLASS B   CLASS A   CLASS B   CLASS A   CLASS B   CLASS C
----------------------------------------------------------------------------------------------------------
Management Fees                           0.15%     0.15%     0.75%     0.75%     1.05%     1.05%     1.05%
Distribution (12b-1) Fees                 0.00%     0.75%     0.00%     0.75%     0.00%     0.75%     0.75%
Other Expenses/4/                         0.78%     0.88%     0.81%     0.98%     0.77%     0.79%     0.88%
----------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES      0.93%     1.78%     1.56%     2.48%     1.82%     2.59%     2.68%
----------------------------------------------------------------------------------------------------------
Fee Waivers                               0.29%     0.39%     0.31%     0.48%     0.32%     0.34%     0.43%
----------------------------------------------------------------------------------------------------------
NET EXPENSES/5/                           0.64%     1.39%     1.25%     2.00%     1.50%     2.25%     2.25%
----------------------------------------------------------------------------------------------------------

                                                                                                      Montgomery Emerging
                                          Large Cap Value Fund        Large Company Growth Fund        Markets Focus Fund
------------------------------------------------------------------------------------------------------------------------------
                                       CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
------------------------------------------------------------------------------------------------------------------------------
Management Fees                           0.75%     0.75%     0.75%     0.75%     0.75%     0.75%     1.10%     1.10%     1.10%
Distribution (12b-1) Fees                 0.00%     0.75%     0.75%     0.00%     0.75%     0.75%     0.00%     0.75%     0.75%
Other Expenses/4/                         0.66%     0.66%     0.66%     0.66%     0.83%     0.66%     0.93%     0.94%     0.94%
------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES      1.41%     2.16%     2.16%     1.41%     2.33%     2.16%     2.03%     2.79%     2.79%
------------------------------------------------------------------------------------------------------------------------------
Fee Waivers                               0.16%     0.16%     0.16%     0.21%     0.38%     0.21%     0.13%     0.14%     0.14%
------------------------------------------------------------------------------------------------------------------------------
NET EXPENSES/5/                           1.25%     2.00%     2.00%     1.20%     1.95%     1.95%     1.90%     2.65%     2.65%
------------------------------------------------------------------------------------------------------------------------------

/4/ Other expenses may include expenses payable to affiliates of Wells Fargo & Company. Other expenses for the Equity Index Fund have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses. Other expenses for the Large Cap Value Fund and Small Company Growth Fund are based on estimated amounts for the current fiscal year.

/5/ The adviser has committed through January 31, 2005 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.


                                                     Stock Funds Prospectus   31

Stock Funds
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)/1/
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                           Montgomery Mid Cap            Montgomery Small Cap
                                              Growth Fund                      Fund
                                       ---------------------------------------------------------
                                       CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
------------------------------------------------------------------------------------------------
Management Fees                           0.75%     0.75%     0.75%     0.90%     0.90%     0.90%
Distribution (12b-1) Fees                 0.00%     0.75%     0.75%     0.00%     0.75%     0.75%
Other Expenses/2/                         0.70%     0.70%     0.70%     0.79%     0.78%     0.82%
------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES      1.45%     2.20%     2.20%     1.69%     2.43%     2.47%
------------------------------------------------------------------------------------------------
Fee Waivers                               0.00%     0.00%     0.00%     0.29%     0.28%     0.32%
------------------------------------------------------------------------------------------------
NET EXPENSES/3/                           1.45%     2.20%     2.20%     1.40%     2.15%     2.15%
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                              Small Company              Specialized Health
                                               Value Fund                   Sciences Fund
                                    ------------------------------------------------------------
                                       CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
------------------------------------------------------------------------------------------------
Management Fees                           0.90%     0.90%     0.90%     0.95%     0.95%     0.95%
Distribution (12b-1) Fees                 0.00%     0.75%     0.75%     0.00%     0.75%     0.75%
Other Expenses/2/                         0.55%     0.55%     0.55%     1.30%     1.36%     1.48%
------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES      1.45%     2.20%     2.20%     2.25%     3.06%     3.18%
------------------------------------------------------------------------------------------------
Fee Waivers                               0.00%     0.00%     0.00%     0.60%     0.66%     0.78%
------------------------------------------------------------------------------------------------
NET EXPENSES/3/                           1.45%     2.20%     2.20%     1.65%     2.40%     2.40%
------------------------------------------------------------------------------------------------

/1/ Expenses for gateway funds include expenses allocated from the master portfolio(s) in which each such Fund invests.
/2/ Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
/3/ The adviser has committed through January 31, 2005 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.


32   Stock Funds Prospectus

                                                             Summary of Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)/1/
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                        SIFE Specialized Financial            Small Cap                   Small Company
                                              Services Fund                  Growth Fund                   Growth Fund
                                       ---------------------------------------------------------------------------------------
                                       CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
------------------------------------------------------------------------------------------------------------------------------
Management Fees                           0.95%     0.95%     0.95%     0.90%     0.90%     0.90%     0.90%     0.90%     0.90%
Distribution (12b-1) Fees                 0.00%     0.75%     0.75%     0.00%     0.75%     0.75%     0.00%     0.75%     0.75%
Other Expenses/2/                         0.64%     0.75%     0.85%     0.95%     1.46%     1.09%     0.77%     0.77%     0.77%
------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES      1.59%     2.45%     2.55%     1.85%     3.11%     2.74%     1.67%     2.42%     2.42%
------------------------------------------------------------------------------------------------------------------------------
Fee Waivers                               0.24%     0.35%     0.45%     0.40%     0.91%     0.54%     0.22%     0.22%     0.22%
------------------------------------------------------------------------------------------------------------------------------
NET EXPENSES/3/                           1.35%     2.10%     2.10%     1.45%     2.20%     2.20%     1.45%     2.20%     2.20%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------
                                       Specialized Technology Fund
                                       ---------------------------
                                       CLASS A   CLASS B   CLASS C
------------------------------------------------------------------
Management Fees                           1.05%     1.05%     1.05%
Distribution (12b-1) Fees                 0.00%     0.75%     0.75%
Other Expenses/2/                         0.93%     1.28%     1.11%
------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES      1.98%     3.08%     2.91%
------------------------------------------------------------------
Fee Waivers                               0.23%     0.58%     0.41%
------------------------------------------------------------------
NET EXPENSES/3/                           1.75%     2.50%     2.50%
------------------------------------------------------------------


                                                     Stock Funds Prospectus   33

Stock Funds
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXAMPLE OF EXPENSES
--------------------------------------------------------------------------------

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.
You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

---------------------------------------------------------------------------------------------------
              Diversified Equity           Equity Income           Equity Index        Growth
                    Fund                        Fund                   Fund             Fund
          -----------------------------------------------------------------------------------------
          CLASS A  CLASS B  CLASS C  CLASS A  CLASS B   CLASS C  CLASS A  CLASS B  CLASS A  CLASS B
---------------------------------------------------------------------------------------------------
 1 YEAR   $   695  $   703  $   303  $   681  $   688  $    288  $   637  $   644  $   695  $   703
 3 YEARS  $ 1,007  $   992  $   686  $   951  $   940  $    628  $   827  $   824  $ 1,011  $ 1,027
 5 YEARS  $ 1,340  $ 1,407  $ 1,195  $ 1,241  $ 1,318  $  1,093  $ 1,033  $ 1,130  $ 1,348  $ 1,477
10 YEARS  $ 2,281  $ 2,338  $ 2,594  $ 2,065  $ 2,140  $  2,383  $ 1,627  $ 1,734  $ 2,300  $ 2,445
---------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                 Large Cap                  Large Company          Montgomery Emerging
                 Value Fund                  Growth Fund            Markets Focus Fund
------------------------------------------------------------------------------------------
          CLASS A  CLASS B  CLASS C  CLASS A  CLASS B   CLASS C  CLASS A  CLASS B  CLASS C
------------------------------------------------------------------------------------------
 1 YEAR   $   695  $   703  $   303  $   690  $   698  $    298  $   757  $   768  $   368
 3 YEARS  $   981  $   961  $   661  $   976  $   991  $    681  $ 1,163  $ 1,152  $   852
 5 YEARS  $ 1,287  $ 1,345  $ 1,145  $ 1,283  $ 1,411  $  1,190  $ 1,594  $ 1,662  $ 1,462
10 YEARS  $ 2,156  $ 2,200  $ 2,480  $ 2,152  $ 2,297  $  2,590  $ 2,788  $ 2,842  $ 3,108
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you do NOT redeem your shares at the end of each period:

---------------------------------------------------------------------------------------------------
              Diversified Equity           Equity Income           Equity Index        Growth
                   Fund                        Fund                   Fund              Fund
---------------------------------------------------------------------------------------------------
          CLASS A  CLASS B  CLASS C  CLASS A  CLASS B   CLASS C  CLASS A  CLASS B  CLASS A  CLASS B
---------------------------------------------------------------------------------------------------
 1 YEAR   $   695  $   203  $   203  $   681  $   188  $    188  $   637  $   144  $   695  $   203
 3 YEARS  $ 1,007  $   692  $   686  $   951  $   640  $    628  $   827  $   524  $ 1,011  $   727
 5 YEARS  $ 1,340  $ 1,207  $ 1,195  $ 1,241  $ 1,118  $  1,093  $ 1,033  $   930  $ 1,348  $ 1,277
10 YEARS  $ 2,281  $ 2,338  $ 2,594  $ 2,065  $ 2,140  $  2,383  $ 1,627  $ 1,734  $ 2,300  $ 2,445
---------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                   Large Cap                Large Company          Montgomery Emerging
                  Value Fund                 Growth Fund            Markets Focus Fund
------------------------------------------------------------------------------------------
          CLASS A  CLASS B  CLASS C  CLASS A  CLASS B   CLASS C  CLASS A  CLASS B  CLASS C
------------------------------------------------------------------------------------------
 1 YEAR   $   695  $   203  $   203  $   690  $   198  $    198  $   757  $   268  $   268
 3 YEARS  $   981  $   661  $   661  $   976  $   691  $    681  $ 1,163  $   852  $   852
 5 YEARS  $ 1,287  $ 1,145  $ 1,145  $ 1,283  $ 1,211  $  1,190  $ 1,594  $ 1,462  $ 1,462
10 YEARS  $ 2,156  $ 2,200  $ 2,480  $ 2,152  $ 2,297  $  2,590  $ 2,788  $ 2,842  $ 3,108
------------------------------------------------------------------------------------------


34   Stock Funds Prospectus

                                                             Summary of Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXAMPLES OF EXPENSES
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                Growth Equity               International              Large Cap
                    Fund                     Equity Fund            Appreciation Fund
------------------------------------------------------------------------------------------
          CLASS A  CLASS B  CLASS C  CLASS A  CLASS B  CLASS C   CLASS A  CLASS B  CLASS C
------------------------------------------------------------------------------------------
1 YEAR    $   719  $   728  $   328  $   719  $   728  $    328  $   695  $   703  $   303
3 YEARS   $ 1,085  $ 1,073  $   792  $ 1,073  $ 1,120  $    796  $ 1,186  $ 1,156  $ 1,027
5 YEARS   $ 1,475  $ 1,545  $ 1,382  $ 1,451  $ 1,639  $  1,390  $ 1,703  $ 1,734  $ 1,869
10 YEARS  $ 2,565  $ 2,623  $ 2,981  $ 2,509  $ 2,732  $  2,999  $ 3,115  $ 3,117  $ 4,050
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
              Montgomery Mid Cap         Montgomery Small Cap        SIFE Specialized
                 Growth Fund                    Fund             Financial Services Fund
------------------------------------------------------------------------------------------
          CLASS A  CLASS B  CLASS C  CLASS A  CLASS B  CLASS C   CLASS A  CLASS B CLASS C
------------------------------------------------------------------------------------------
 1 YEAR   $   714  $   723  $   323  $   709  $   718  $    318  $   705  $   713  $   313
 3 YEARS  $ 1,007  $   988  $   688  $ 1,050  $ 1,031  $    739  $ 1,026  $ 1,030  $   751
 5 YEARS  $ 1,332  $ 1,380  $ 1,180  $ 1,414  $ 1,470  $  1,287  $ 1,370  $ 1,474  $ 1,315
10 YEARS  $ 2,210  $ 2,255  $ 2,534  $ 2,435  $ 2,476  $  2,782  $ 2,337  $ 2,447  $ 2,852
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                Growth Equity               International               Large Cap
                    Fund                     Equity Fund             Appreciation Fund
------------------------------------------------------------------------------------------
           CLASS A CLASS B  CLASS C  CLASS A  CLASS B  CLASS C   CLASS A  CLASS B  CLASS C
------------------------------------------------------------------------------------------
 1 YEAR   $   719  $   228  $   228  $   719  $   228  $   228   $   695  $   203  $   203
 3 YEARS  $ 1,085  $   773  $   792  $ 1,073  $   820  $   796   $ 1,186  $   856  $ 1,027
 5 YEARS  $ 1,475  $ 1,345  $ 1,382  $ 1,451  $ 1,439  $ 1,390   $ 1,703  $ 1,534  $ 1,869
10 YEARS  $ 2,565  $ 2,623  $ 2,981  $ 2,509  $ 2,732  $ 2,999   $ 3,115  $ 3,117  $ 4,050
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
              Montgomery Mid Cap        Montgomery Small Cap         SIFE Specialized
                 Growth Fund                   Fund               Financial Services Fund
------------------------------------------------------------------------------------------
          CLASS A  CLASS B  CLASS C  CLASS A  CLASS B  CLASS C   CLASS A  CLASS B  CLASS C
------------------------------------------------------------------------------------------
 1 YEAR   $   714  $   233  $   223  $   709  $   218  $   218   $   705  $   213  $   213
 3 YEARS  $ 1,007  $   688  $   688  $ 1,050  $   731  $   739   $ 1,026  $   730  $   751
 5 YEARS  $ 1,322  $ 1,180  $ 1,180  $ 1,414  $ 1,270  $ 1,287   $ 1,370  $ 1,274  $ 1,315
10 YEARS  $ 2,210  $ 2,255  $ 2,534  $ 2,435  $ 2,476  $ 2,782   $ 2,337  $ 2,447  $ 2,852
------------------------------------------------------------------------------------------


                                                     Stock Funds Prospectus   35

Stock Funds                                                  Summary of Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXAMPLE OF EXPENSES
--------------------------------------------------------------------------------

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

------------------------------------------------------------------------------------------
                  Small Cap                 Small Company              Small Company
                 Growth Fund                 Growth Fund                 Value Fund
------------------------------------------------------------------------------------------
          CLASS A  CLASS B  CLASS C  CLASS A  CLASS B  CLASS C   CLASS A  CLASS B  CLASS C
------------------------------------------------------------------------------------------
 1 YEAR   $   714  $   723  $   323  $   714  $   723  $    323  $   714  $   723  $   323
 3 YEARS  $ 1,087  $ 1,175  $   799  $ 1,051  $ 1,034  $    734  $ 1,007  $   988  $   688
 5 YEARS  $ 1,483  $ 1,751  $ 1,402  $ 1,411  $ 1,471  $  1,271  $ 1,322  $ 1,380  $ 1,180
10 YEARS  $ 2,589  $ 2,922  $ 3,031  $ 2,420  $ 2,467  $  2,740  $ 2,210  $ 2,255  $ 2,534
------------------------------------------------------------------------------------------
              Specialized Health           Specialized
                Sciences Fund            Technology Fund
---------------------------------------------------------------
          CLASS A  CLASS B  CLASS C  CLASS A  CLASS B   CLASS C
---------------------------------------------------------------
1 YEAR    $   733  $   743  $   343  $   743  $   753  $    353
3 YEARS   $ 1,184  $ 1,183  $   908  $ 1,140  $ 1,197  $    862
5 YEARS   $ 1,659  $ 1,749  $ 1,596  $ 1,561  $ 1,765  $  1,497
10 YEARS  $ 2,967  $ 3,050  $ 3,431  $ 2,731  $ 2,974  $  3,204
---------------------------------------------------------------

--------------------------------------------------------------------------------

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you do NOT redeem your shares at the end of each period:

------------------------------------------------------------------------------------------
                 Small Cap                  Small Company              Small Company
                Growth Fund                  Growth Fund                 Value Fund
------------------------------------------------------------------------------------------
          CLASS A  CLASS B  CLASS C  CLASS A  CLASS B  CLASS C   CLASS A  CLASS B  CLASS C
------------------------------------------------------------------------------------------
1   YEAR  $   714  $   223  $   223  $   714  $   223  $    223  $   714  $   223  $   223
3  YEARS  $ 1,087  $   875  $   799  $ 1,051  $   734  $    734  $ 1,007  $   688  $   688
5  YEARS  $ 1,483  $ 1,551  $ 1,402  $ 1,411  $ 1,271  $  1,271  $ 1,322  $ 1,180  $ 1,180
10 YEARS  $ 2,589  $ 2,922  $ 3,031  $ 2,420  $ 2,467  $  2,740  $ 2,210  $ 2,255  $ 2,534
------------------------------------------------------------------------------------------
              Specialized Health           Specialized
                Sciences Fund            Technology Fund
---------------------------------------------------------------
          CLASS A  CLASS B  CLASS C  CLASS A  CLASS B   CLASS C
---------------------------------------------------------------
1   YEAR  $   733  $   243  $   243  $   743  $   223  $    253
3  YEARS  $ 1,184  $   883  $   908  $ 1,140  $   897  $    862
5  YEARS  $ 1,659  $ 1,549  $ 1,596  $ 1,561  $ 1,565  $  1,497
10 YEARS  $ 2,967  $ 3,050  $ 3,431  $ 2,731  $ 2,974  $  3,204
---------------------------------------------------------------


36   Stock Funds Prospectus

Key Information
--------------------------------------------------------------------------------

     In this Prospectus, "we" generally refers to Wells Fargo Funds Trust (the "Trust"), or Wells Fargo Funds Management, LLC ("Funds Management"), the Funds' investment adviser. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

     ---------------------------------------------------------------------------

     Master/Gateway/SM/ Structure
     Some of the Funds in this Prospectus are gateway funds in a Master/Gateway/SM/ structure. In this structure, a gateway fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of Wells Fargo Funds whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s).The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

     ---------------------------------------------------------------------------

     Important information you should look for as you decide to invest in a
     Fund:
     The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investment activities and management of each Fund.

     ---------------------------------------------------------------------------

     Investment Objective and Investment Strategies
     The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

     .  what the Fund is trying to achieve;

     .  how we intend to invest your money; and

     . what makes the Fund different from the other Funds offered in this Prospectus.

     ---------------------------------------------------------------------------

     Permitted Investments
     A summary of each Fund's key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning "80% of the Fund's assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

     ---------------------------------------------------------------------------

     Important Risk Factors
     Describes the key risk factors for each Fund, and includes risks described in the "Summary of Important Risks" and "Additional Strategies and General Investment Risks" sections.

     Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.


                                                     Stock Funds Prospectus   37

Diversified Equity Fund
--------------------------------------------------------------------------------

     Investment Objective
     The Diversified Equity Fund seeks long-term capital appreciation with moderate annual return volatility by diversifying its investments among different equity investment styles.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a gateway fund that invests in a "multi-style" equity investment approach designed to minimize the volatility and risk of investing in a single equity investment style. "Style" means either an approach to selecting investments, or a type of investment that is selected for a Fund. We currently invest in 11 master portfolios. We may make changes in the asset allocation at any time in response to market and other conditions. We also may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal circumstances, we invest at least 80% of the Fund's assets in equity securities, using a combination of 5 different equity investment styles--large cap blend, large cap value, large cap growth, small cap, and international--for the Fund's investments. We currently allocate the assets dedicated to large cap blend investments to 1 Portfolio, the assets allocated to large cap growth investments to 3 Portfolios, the assets allocated to small cap investments to 3 Portfolios, the assets allocated to large cap value to 2 Portfolios and the assets allocated to international investments to 2 Portfolios.

     ---------------------------------------------------------------------------

     Portfolio Allocation
     Under normal circumstances, the master portfolio allocations for the Fund are currently as follows:

Investment Style/Portfolios                      Allocation
Large Cap Value Style                            25%
   Equity Income Portfolio                              20%
   Large Cap Value Portfolio                             5%
Large Cap Blend Style                            25%
   Index Portfolio                                      25%
Large Cap Growth Style                           25%
   Disciplined Growth Portfolio                        5.0%
   Large Cap Appreciation Portfolio                    2.5%
   Large Company Growth Portfolio                     17.5%
Small Cap Style                                  10%
   Small Cap Index Portfolio                          3.34%
   Small Company Growth Portfolio                     3.33%
   Small Company Value Portfolio                      3.33%
International Style                              15%
   International Equity Portfolio                    11.25%
   Overseas Portfolio                                 3.75%
TOTAL FUND ASSETS                               100%


38   Stock Funds Prospectus

--------------------------------------------------------------------------------

     Portfolio Management
     Please see the "Description of Master Portfolios" section on page 140 for the objective and principal strategies of each portfolio, and the "Portfolio Managers" section on page 142 for the professional summaries for these managers.

Master Portfolio         Sub-Adviser                Portfolio Manager(s)

Disciplined Growth       Smith                      Stephen S. Smith, CFA

Equity Income            Wells Capital Management   David L. Roberts, CFA and
                                                    Gary J. Dunn, CFA

Index                    Wells Capital Management   Laurie R. White and
                                                    Gregory T. Genung, CFA

International Equity     Wells Capital Management   Josephine Jimenez; CFA and
                                                    Sabrina Yih, CFA

Large Cap Appreciation   Cadence                    William B. Bannick, CFA and
                                                    Robert L. Fitzpatrick, CFA

Large Cap Value          Systematic                 D. Kevin McCreesh, CFA and
                                                    Ronald M. Mushock, CFA

Large Company Growth     Peregrine                  John S. Dale, CFA and
                                                    Gary E. Nussbaum, CFA

Overseas                 LSV Asset Management       Josef Lakonishok
                                                    Robert W. Vishny and
                                                    Menno Vermeulen

Small Cap Index          Wells Capital Management   Laurie R. White and
                                                    Gregory T. Genung, CFA

Small Company Growth     Peregrine                  Robert B. Mersky, CFA;
                                                    Paul E. von Kuster, CFA and
                                                    Daniel J. Hagen, CFA

Small Company Value      Peregrine                  Tasso H. Coin, Jr., CFA and
                                                    Douglas G. Pugh, CFA

--------------------------------------------------------------------------------

     Important Risk Factors
     The Fund is primarily subject to the risks described under "Common Risks for the Funds" on page 8. Stocks selected for their dividend income may be more sensitive to interest rate changes than other stocks. Stocks of small and medium-sized companies purchased for this Fund may be more volatile and less liquid than those of large company stocks. Fund assets that track the performance of an index do so whether the index rises or falls.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 112. These considerations are all important to your investment choice.


                                                     Stock Funds Prospectus   39

Diversified Equity Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

---------------------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
---------------------------------------------------------------------------------------------------------------------------------
                                                CLASS A SHARES--COMMENCED
                                                ON MAY 2, 1996
                                                ---------------------------------------------------------------------------------
                                                 Sept. 30,     Sept. 30,      Sept. 30,     Sept. 30,     Sept. 30,      May 31,
For the period ended:                              2003          2002           2001          2000         1999/1/        1999
                                                ---------------------------------------------------------------------------------
Net asset value, beginning of period            $     29.00   $     36.33    $     52.73   $     48.01   $     48.25   $    43.06
Income from investment operations:
   Net investment income (loss)                        0.13          0.09/6/        0.09          0.16          0.07         0.08
   Net realized and unrealized gain (loss) on
    investments                                        6.59         (6.85)        (11.70)         7.39         (0.31)        6.29
Total from investment operations                       6.72         (6.76)        (11.61)         7.55         (0.24)        6.37
Less distributions:
   Dividends from net investment income               (0.11)        (0.15)         (0.17)        (0.16)         0.00        (0.20)
   Distributions from net realized gain                0.00         (0.42)         (4.62)        (2.67)         0.00        (0.98)
Total distributions                                   (0.11)        (0.57)         (4.79)        (2.83)         0.00        (1.18)
Net asset value, end of period                  $     35.61   $     29.00    $     36.33   $     52.73   $     48.01   $    48.25
Total return/5/                                       23.21%       (19.04)%       (24.07)%       15.99%        (0.50)%      15.08%
Ratios/supplemental data:
   Net assets, end of period (000s)             $    76,292   $    57,876    $    74,038   $    95,646   $    70,624   $   69,768
Ratios to average net assets/7/:
   Ratio of expenses to average net assets/2/          1.25%         1.25%          1.15%         1.00%         1.00%        1.00%
   Ratio of net investment income (loss) to
    average net assets                                 0.42%         0.22%          0.23%         0.31%         0.45%        0.47%
Portfolio turnover/3/                                    32%           30%            34%           38%           13%          35%
Ratio of expenses to average net assets prior
 to waived fees and reimbursed
 expenses/2,4,7/                                       1.54%         1.58%          1.61%         1.51%         1.20%        1.22%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
/4/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/5/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/6/  Calculated based upon average shares outstanding.
/7/  Ratios shown for periods of less than one year are annualized.


40   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
---------------------------------------------------------------------------------------------------------------------------------
                                                CLASS B SHARES--COMMENCED
                                                ON MAY 6, 1996
                                                ---------------------------------------------------------------------------------
                                                 Sept. 30,     Sept. 30,       Sept. 30,     Sept. 30,     Sept. 30,     May 31,
For the period ended:                              2003          2002            2001           2000        1999/1/       1999
                                                ---------------------------------------------------------------------------------
Net asset value, beginning of period            $     28.15   $     35.41     $     51.70   $     47.33   $     47.69   $   42.69
Income from investment operations:
   Net investment income (loss)                       (0.19)        (0.20)/6/       (0.17)        (0.18)        (0.04)      (0.11)
   Net realized and unrealized gain (loss) on
    investments                                        6.47         (6.64)         (11.50)         7.22         (0.32)       6.09
Total from investment operations                       6.28         (6.84)         (11.67)         7.04         (0.36)       5.98
Less distributions:
   Dividends from net investment income                0.00          0.00            0.00          0.00          0.00        0.00
   Distributions from net realized gain                0.00         (0.42)          (4.62)        (2.67)         0.00       (0.98)
Total distributions                                    0.00         (0.42)          (4.62)        (2.67)         0.00       (0.98)
Net asset value, end of period                  $     34.43   $     28.15     $     35.41   $     51.70   $     47.33   $   47.69
Total return/5/                                       22.31%       (19.64)%        (24.65)%       15.10%        (0.75)%     14.24%
Ratios/supplemental data:
   Net assets, end of period (000s)             $    92,300   $    85,035     $   111,956   $   143,472   $   113,874   $ 111,106
Ratios to average net assets/7/:
   Ratio of expenses to average net assets/2/          2.00%         2.00%           1.90%         1.75%         1.75%       1.75%
   Ratio of net investment income (loss) to
    average net assets                                (0.33)%       (0.53)%         (0.52)%       (0.44)%       (0.30)%     (0.28)%
Portfolio turnover/3/                                    32%           30%             34%           38%           13%         35%
Ratio of expenses to average net assets prior
 to waived fees and reimbursed
 expenses/2,4,7/                                       2.31%         2.39%           2.41%         2.28%         2.20%       2.22%


                                                     Stock Funds Prospectus   41

Diversified Equity Fund                                     Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

---------------------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
---------------------------------------------------------------------------------------------------------------------------------
                                                CLASS C SHARES--COMMENCED
                                                ON OCTOBER 1, 1998
                                                ---------------------------------------------------------------------------------
                                                 Sept. 30,     Sept. 30,       Sept. 30,     Sept. 30,     Sept. 30,     May 31,
For the period ended:                              2003          2002            2001          2000         1999/1/       1999
                                                ---------------------------------------------------------------------------------
Net asset value, beginning of period            $     28.56   $     35.91     $     52.36   $     47.90   $     48.26   $   38.71
Income from investment operations:
   Net investment income (loss)                       (0.05)        (0.20)/6/       (0.16)        (0.07)         0.08        0.08
   Net realized and unrealized gain (loss)
    on investments                                     6.39         (6.73)         (11.67)         7.20         (0.44)      10.65
Total from investment operations                       6.34         (6.93)         (11.83)         7.13         (0.36)      10.73
Less distributions:
   Dividends from net investment income                0.00          0.00            0.00          0.00          0.00       (0.20)
   Distributions from net realized gain                0.00         (0.42)          (4.62)        (2.67)         0.00       (0.98)
Total distributions                                    0.00         (0.42)          (4.62)        (2.67)         0.00       (1.18)
Net asset value, end of period                  $     34.90   $     28.56     $     35.91   $     52.36   $     47.90   $   48.26
Total return/5/                                       22.23%       (19.62)%        (24.64)%       15.11%        (0.75)%     28.02%
Ratios/supplemental data:
   Net assets, end of period (000s)             $     9,463   $     6,730     $     7,693   $     8,526   $     2,018   $     542
Ratios to average net assets/7/:
   Ratio of expenses to average net assets/2/          2.00%         2.00%           1.90%         1.75%         1.75%       1.75%
   Ratio of net investment income (loss) to
    average net assets                               (0.33)%        (0.52)%         (0.52)%       (0.40)%       (0.28)%     (0.28)%
Portfolio turnover/3/                                    32%           30%             34%           38%           13%         35%
Ratio of expenses to average net as
 prior to waived fees and reimbursed
 expenses/2,4,7/                                       2.28%         2.13%           2.01%         2.95%         2.63%       5.15%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
/4/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/5/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/6/  Calculated based upon average shares outstanding.
/7/  Ratios shown for periods of less than one year are annualized.


42   Stock Funds Prospectus

Equity Income Fund
--------------------------------------------------------------------------------

     Portfolio Managers: David L. Roberts, CFA; Gary J. Dunn, CFA

     ---------------------------------------------------------------------------

     Investment Objective
     The Equity Income Fund seeks long-term capital appreciation and above-average dividend income.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and investment strategies. We invest primarily in common stocks of large U.S. companies with strong return potential based on current market valuations. We emphasize investment primarily in securities of companies with above-average dividend income. We use various valuation measures when selecting securities for the portfolio, including above-average dividend yields and below industry average price-to-earnings, price-to-book and price-to-sales ratios. We focus our investment strategy on large-capitalization stocks.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal circumstances, we invest:

     . at least 80% of the Fund's assets in income-producing equity securities; and

     . at least 80% of the Fund's assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more.

     We may invest in preferred stocks, convertible debt securities, and securities of foreign companies through ADRs and similar investments. We will normally limit our investment in a single issuer to 10% or less of total assets. We may invest in additional master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

     ---------------------------------------------------------------------------

     Important Risk Factors
     The Fund is primarily subject to the "Equity Securities" risks described under "Common Risks for the Funds" on page 8. Stocks selected for their dividend yields may be more sensitive to interest rate changes than other stocks.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 112. These considerations are all important to your investment choice.


                                                     Stock Funds Prospectus   43

Equity Income Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------------
                                                CLASS A SHARES--COMMENCED
                                                ON MAY 2, 1996
                                                --------------------------------------------------------------------------------
                                                 Sept. 30,     Sept. 30,     Sept. 30,     Sept. 30,     Sept. 30,      May 31,
For the period ended:                              2003          2002          2001          2000         1999/1/        1999
                                                --------------------------------------------------------------------------------
Net asset value, beginning of period            $    28.74    $    37.23    $    41.28    $    44.20    $    46.36    $    41.19
Income from investment operations:
   Net investment income (loss)                       0.46          0.44          0.36          0.44          0.17          0.51
   Net realized and unrealized gain (loss)
    on investments                                    5.04         (7.51)        (4.05)         0.10         (2.09)         5.45
Total from investment operations                      5.50         (7.07)        (3.69)         0.54         (1.92)         5.96
Less distributions:
   Dividends from net investment income              (0.46)        (0.43)        (0.36)        (0.42)        (0.24)        (0.53)
   Distributions from net realized gain              (2.46)        (0.99)         0.00         (3.04)         0.00         (0.26)
Total distributions                                  (2.92)        (1.42)        (0.36)        (3.46)        (0.24)        (0.79)
Net asset value, end of period                  $    31.32    $    28.74    $    37.23    $    41.28    $    44.20    $    46.36
Total return/5/                                      20.12%       (19.84)%       (8.97)%        1.17%        (4.16)%       14.74%
Ratios/supplemental data:
   Net assets, end of period (000s)                161,962    $  124,015    $  165,304    $  196,314    $  109,081    $  105,162
Ratios to average net assets/6/:
   Ratio of expenses to average net assets/2/         1.10%         1.10%         1.10%         1.10%         0.85%         0.85%
   Ratio of net investment income (loss) to
    average net assets                                1.57%         1.19%         0.86%         1.07%         1.12%         1.23%
Portfolio turnover/3/                                    9%           12%            3%            9%            5%            3%
Ratio of expenses to average net assets
 prior to waived fees and reimbursed
 expenses/2,4,6/                                      1.33%         1.36%         1.51%         1.28%         0.90%         0.93%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.
/4/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/5/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/6/  Ratios shown for periods of less than one year are annualized.


44   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------------
                                                CLASS B SHARES--COMMENCED
                                                ON MAY 2, 1996
                                                --------------------------------------------------------------------------------
                                                 Sept. 30,     Sept. 30,     Sept. 30,     Sept. 30,     Sept. 30,      May 31,
For the period ended:                              2003          2002          2001          2000         1999/1/        1999
                                                --------------------------------------------------------------------------------
Net asset value, beginning of period            $    28.72    $    37.18    $    41.22    $    44.17    $    46.27    $    41.12
Income from investment operations:
   Net investment income (loss)                       0.25          0.16          0.05          0.11          0.05          0.19
   Net realized and unrealized gain (loss)
    on investments                                    5.02         (7.49)        (4.03)         0.11         (2.08)         5.45
Total from investment operations                      5.27         (7.33)        (3.98)         0.22         (2.03)         5.64
Less distributions:
   Dividends from net investment income              (0.22)        (0.14)        (0.06)        (0.13)        (0.07)        (0.23)
   Distributions from net realized gain              (2.46)        (0.99)         0.00         (3.04)         0.00         (0.26)
Total distributions                                  (2.69)        (1.13)        (0.06)        (3.17)        (0.07)        (0.49)
Net asset value, end of period                  $    31.31    $    28.72    $    37.18    $    41.22    $    44.17    $    46.27
Total return/5/                                      19.22%       (20.43)%       (9.67)%        0.41%        (4.40)%       13.90%
Ratios/supplemental data:
   Net assets, end of period (000s)             $   98,690    $   91,889    $  134,403    $  152,682    $  118,792    $  106,688
Ratios to average net assets/6/:
   Ratio of expenses to average net assets/2/         1.85%         1.85%         1.85%         1.85%         1.60%         1.60%
   Ratio of net investment income (loss) to
    average net assets                                0.82%         0.43%         0.12%         0.28%         0.37%         0.48%
Portfolio turnover/3/                                    9%           12%            3%            9%            5%            3%
Ratio of expenses to average net assets
 prior to waived fees and reimbursed
 expenses/2,4,6/                                      2.13%         2.18%         2.20%         2.03%         1.90%         1.94%


                                                     Stock Funds Prospectus   45

Equity Income Fund                                          Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------------
                                                CLASS C SHARES--COMMENCED
                                                ON OCTOBER 1, 1998
                                                --------------------------------------------------------------------------------
                                                 Sept. 30,     Sept. 30,     Sept. 30,     Sept. 30,     Sept. 30,      May 31,
For the period ended:                              2003          2002          2001          2000         1999/1/        1999
                                                --------------------------------------------------------------------------------
Net asset value, beginning of period            $    29.52    $    38.18    $    42.32    $    45.30    $    47.49    $    37.26
Income from investment operations:
   Net investment income (loss)                       0.25          0.18          0.05          0.19          0.08          0.47
   Net realized and unrealized gain (loss)
    on investments                                    5.19         (7.70)        (4.14)         0.03         (2.17)        10.39
Total from investment operations                      5.44         (7.52)        (4.09)         0.22         (2.09)        10.86
Less distributions:
   Dividends from net investment income              (0.24)        (0.15)        (0.05)        (0.16)        (0.10)        (0.48)
   Distributions from net realized gain              (2.46)        (0.99)         0.00         (3.04)         0.00         (0.15)
Total distributions                                  (2.70)        (1.14)        (0.05)        (3.20)        (0.10)        (0.63)
Net asset value, end of period                  $    32.26    $    29.52    $    38.18    $    42.32    $    45.30    $    47.49
Total return/5/                                      19.27%       (20.41)%       (9.66)%        0.41%        (4.41)%       28.55%
Ratios/supplemental data:
   Net assets, end of period (000s)             $   10,689    $    7,415    $    7,508    $    7,115    $    2,124    $    1,106
Ratios to average net assets/6/:
   Ratio of expenses to average net assets/2/         1.85%         1.85%         1.85%         1.85%         1.60%         1.60%
   Ratio of net investment income (loss) to
    average net assets                                0.82%         0.46%         0.14%         0.29%         0.42%         0.48%
Portfolio turnover/3/                                    9%           12%            3%            9%            5%            3%
Ratio of expenses to average net assets
 prior to waived fees and reimbursed
 expenses/2,4,6/                                      2.07%         2.12%         2.02%         1.96%         2.37%         4.37%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.
/4/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/5/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/6/  Ratios shown for periods of less than one year are annualized.


46   Stock Funds Prospectus

Equity Index Fund
--------------------------------------------------------------------------------

     Portfolio Managers: Laurie R. White; Gregory T. Genung, CFA

     ---------------------------------------------------------------------------

     Investment Objective
     The Equity Index Fund seeks to approximate to the extent practicable the total rate of return of substantially all common stocks composing the S&P 500 Index before fees and expenses.

     ---------------------------------------------------------------------------

     Investment Strategies
     We invest in common stocks to replicate the S&P 500 Index. We do not individually select common stocks based on the basis of traditional investment analysis. Instead, we invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index. We attempt to achieve at least a 95% correlation between the performance of the S&P 500 Index and our investment results, before expenses. This correlation is sought regardless of market conditions.

     A precise duplication of the performance of the S&P 500 Index would mean that the NAV of Fund shares, including dividends and capital gains would increase or decrease in exact proportion to changes in the S&P 500 Index. Such a 100% correlation is not feasible. We continuously monitor the performance and composition of the S&P 500 Index and adjust the Fund's portfolio as necessary to reflect any changes to the S&P 500 Index and to maintain a 95% or better performance correlation before fees and expenses.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal circumstances, we invest:

     . at least 80% of the Fund's assets in a diversified portfolio of equity securities designed to replicate the holdings and weightings of the stocks listed in the S&P 500 Index;

     . in stock index futures and options on stock indexes as a substitute for a comparable position in the underlying securities; and

     . in interest-rate futures contracts, options or interest-rate swaps and index swaps.

     ---------------------------------------------------------------------------

     Important Risk Factors
     The Fund is primarily subject to the "Equity Securities" risks described under "Common Risks for the Funds" on page 8. We attempt to match as closely as possible the performance of the S&P 500 Index. Funds that track the performance of an index do so whether the index rises or falls. Our ability to track the performance of the S&P 500 Index may be affected by, among other things, transaction costs and shareholder purchases and redemptions.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 112. These considerations are all important to your investment choice.


                                                     Stock Funds Prospectus   47

Equity Index Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------------------------------------
                                                CLASS A SHARES--COMMENCED
                                                ON JANUARY 25, 1984
                                                --------------------------------------------------------------
                                                 Sept. 30,    Sept. 30,    Sept. 30,    Sept. 30,    Sept. 30,
For the period ended:                              2003         2002          2001         2000         1999
                                                --------------------------------------------------------------
Net asset value, beginning of period            $    38.09   $    54.20   $    84.54   $    78.14   $    64.93
Income from investment operations:
   Net investment income (loss)                       0.47         0.41         0.43         0.33         0.53
   Net realized and unrealized gain (loss) on
    investments                                       8.23        (9.85)      (21.00)        9.36        16.54
Total from investment operations                      8.70        (9.44)      (20.57)        9.69        17.07
Less distributions:
   Dividends from net investment income              (0.51)       (0.43)       (0.35)       (0.10)       (0.53)
   Distributions from net realized gain              (1.73)       (6.24)       (9.42)       (3.19)       (3.33)
Total distributions                                  (2.24)       (6.67)       (9.77)       (3.29)       (3.86)
Net asset value, end of period                  $    44.55   $    38.09   $    54.20   $    84.54   $    78.14
Total return/1/                                      23.59%      (20.99)%     (27.03)%      12.43%       26.82%
Ratios/supplemental data:
   Net assets, end of period (000s)             $  312,974   $  271,640   $  382,462   $  596,083   $  611,111
Ratios to average net assets:
   Ratio of expenses to average net assets            0.67%        0.67%        0.67%        0.71%        0.71%
   Ratio of net investment income (loss) to
    average net assets                                1.14%        0.86%        0.67%        0.54%        0.68%
Portfolio turnover                                       2%           4%           4%           8%           6%
Ratio of expenses to average net assets prior
 to waived fees and reimbursed expenses/2/            1.03%        0.99%         0.88%        0.85%        0.80%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


48   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------------------------------------
                                                CLASS B SHARES--COMMENCED
                                                ON FEBRUARY 17, 1998
                                                --------------------------------------------------------------
                                                 Sept. 30,    Sept. 30,    Sept. 30,    Sept. 30,   Sept. 30,
For the period ended:                              2003          2002         2001        2000         1999
                                                --------------------------------------------------------------
Net asset value, beginning of period            $    37.80   $    53.78   $    84.06   $    78.19   $    65.03
Income from investment operations:
   Net investment income (loss)                       0.16         0.06        (0.02)       (0.16)       (0.03)
   Net realized and unrealized gain (loss) on
    investments                                       8.20        (9.84)      (20.91)        9.22        16.52
Total from investment operations                      8.36        (9.78)      (20.93)        9.06        16.49
Less distributions:
   Dividends from net investment income              (0.12)       (0.02)        0.00         0.00         0.00
   Distributions from net realized gain              (1.72)       (6.18)       (9.35)       (3.19)       (3.33)
Total distributions                                  (1.84)       (6.20)       (9.35)       (3.19)       (3.33)
Net asset value, end of period                  $    44.32   $    37.80   $    53.78   $    84.06   $    78.19
Total return/1/                                      22.71%      (21.60)%     (27.57)%      11.58%       25.86%
Ratios/supplemental data:
   Net assets, end of period (000s)             $   57,505   $   50,635   $   71,450   $   96,378   $   66,931
Ratios to average net assets:
   Ratio of expenses to average net assets            1.41%        1.41%        1.41%        1.46%        1.45%
   Ratio of net investment income (loss) to
    average net assets                                0.40%        0.11%       (0.07)%      (0.21)%      (0.06)%
Portfolio turnover                                       2%           4%           4%           8%           6%
Ratio of expenses to average net assets prior
 to waived fees and reimbursed expenses/2/            1.88%        1.97%        1.63%        1.72%        1.61%


                                                     Stock Funds Prospectus   49

Growth Fund
--------------------------------------------------------------------------------

     Portfolio Manager: Deborah Meacock, CFA; Stephen M. Kensinger, CFA

     ---------------------------------------------------------------------------

     Investment Objective
     The Growth Fund seeks long-term capital appreciation.

     ---------------------------------------------------------------------------

     Investment Strategies
     We seek long-term capital appreciation by investing primarily in common stocks and other equity securities that we believe have a strong earnings growth trend and above-average prospects for future growth. We focus our investment strategy on large-capitalization stocks.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal circumstances, we invest:

     . at least 80% of the Fund's assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more;

     . at least 65% of total assets in equity securities, including common and preferred stocks, and securities convertible into common stocks; and

     . up to 25% of total assets in foreign companies through ADRs and similar investments.

     ---------------------------------------------------------------------------

     Important Risk Factors
     The Fund is primarily subject to the "Equity Securities" and "Foreign Investments" risks described under "Common Risks for the Funds" on page 8.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 112. These considerations are all important to your investment choice.


50   Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Growth Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
------------------------------------------------------------------------------------------------------------------
                                                CLASS A SHARES--COMMENCED
                                                ON AUGUST 2, 1990
                                                ------------------------------------------------------------------
                                                 Sept. 30,      Sept. 30,      Sept. 30,    Sept. 30,    Sept. 30,
For the period ended:                              2003           2002           2001         2000          1999
                                                ------------------------------------------------------------------
Net asset value, beginning of period            $     9.39     $    11.66     $    22.82   $    22.85   $    20.48
Income from investment operations:
   Net investment income (loss)                      (0.05)/3/      (0.02)/3/      (0.02)       (0.05)        0.01
   Net realized and unrealized gain (loss)
    on investments                                    1.30          (2.25)         (7.01)        3.07         5.65
Total from investment operations                      1.25          (2.27)         (7.03)        3.02         5.66
Less distributions:
   Dividends from net investment income               0.00           0.00           0.00         0.00        (0.01)
   Distributions from net realized gain               0.00           0.00          (4.13)       (3.05)       (3.28)
Total distributions                                   0.00           0.00          (4.13)       (3.05)       (3.29)
Net asset value, end of period                  $    10.64     $     9.39     $    11.66   $    22.82   $    22.85
Total return/1/                                      13.31%        (19.47)%       (36.26)%      14.40%       29.54%
Ratios/supplemental data:
   Net assets, end of period (000s)             $  125,317     $  120,777     $  174,828   $  311,038   $  315,134
Ratios to average net assets:
   Ratio of expenses to average net assets            1.21%          1.12%          1.12%        1.12%        1.10%
   Ratio of net investment income (loss) to
    average net assets                               (0.49)%        (0.17)%        (0.12)%      (0.22)%       0.05%
Portfolio turnover                                      52%            88%            80%          51%          38%
Ratio of expenses to average net assets prior
 to waived fees and reimbursed expenses/2/            1.56%          1.70%          1.53%        1.42%        1.13%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/3/  Calculated based upon average shares outstanding.


52   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
------------------------------------------------------------------------------------------------------------------
                                                CLASS B SHARES--COMMENCED
                                                ON JANUARY 1, 1995
                                                ------------------------------------------------------------------
                                                 Sept. 30,      Sept. 30,      Sept. 30,    Sept. 30,    Sept. 30,
For the period ended:                              2003           2002            2001         2000        1999
                                                ------------------------------------------------------------------
Net asset value, beginning of period            $     6.47     $     8.10     $    15.96   $    16.11   $    14.53
Income from investment operations:
   Net investment income (loss)                      (0.08)/3/      (0.07)/3/      (0.09)       (0.14)       (0.09)
   Net realized and unrealized gain (loss)
    on investments                                    0.89          (1.56)         (4.88)        2.14         4.00
Total from investment operations                      0.81          (1.63)         (4.97)        2.00         3.91
Less distributions:
   Dividends from net investment income               0.00           0.00           0.00         0.00         0.00
   Distributions from net realized gain               0.00           0.00          (2.89)       (2.15)       (2.33)
Total distributions                                   0.00           0.00          (2.89)       (2.15)       (2.33)
Net asset value, end of period                  $     7.28     $     6.47     $     8.10   $    15.96   $    16.11
Total return/1/                                      12.52%        (20.12)%       (36.69)%      13.48%       28.68%
Ratios/supplemental data:
   Net assets, end of period (000s)             $   11,714     $   19,918     $   36,453   $   69,433   $   60,909
Ratios to average net assets:
   Ratio of expenses to average net assets            1.94%          1.87%          1.87%        1.87%        1.79%
   Ratio of net investment income (loss) to
    average net assets                               (1.23)%        (0.91)%        (0.87)%      (0.96)%      (0.64)%
Portfolio turnover                                      52%            88%            80%          51%          38%
Ratio of expenses to average net assets prior
 to waived fees and reimbursed expenses/2/            2.48%          2.69%          2.23%        2.22%        1.86%


                                                     Stock Funds Prospectus   53

Growth Equity Fund
--------------------------------------------------------------------------------

     Investment Objective
     The Growth Equity Fund seeks a high level of long-term capital appreciation with moderate annual return volatility by diversifying its investments among different equity investment styles.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a gateway fund that invests in a "multi-style" approach designed to reduce the volatility and risk of investing in a single equity style. "Style" means either an approach to selecting investments or a type of investment that is selected for a Fund. We currently invest in 6 master portfolios. We may make changes in the asset allocation at any time in response to market and other conditions. We also may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal circumstances, we invest at least 80% of the Fund's assets in equity securities, selected across a combination of 3 different equity investment styles--large cap growth, small cap, and international. We currently allocate the assets dedicated to small cap investments to 3 Portfolios, and the assets dedicated to large cap growth and international investments each to 2 Portfolios.

     ---------------------------------------------------------------------------

     Portfolio Allocation
     Under normal circumstances, the master portfolio allocations for the Fund are currently as follows:

Investment Style/Portfolios           Allocation
Large Cap Growth Style                35%
   Large Company Growth Portfolio             30%
   Disciplined Growth Portfolio                5%
Small Cap Style                       35%
   Small Cap Index Portfolio               11.67%
   Small Company Growth Portfolio          11.67%
   Small Company Value Portfolio           11.66%
International Style                   30%
   International Equity Portfolio           22.5%
   Overseas Portfolio                        7.5%
TOTAL FUND ASSETS                     100%


54   Stock Funds Prospectus

--------------------------------------------------------------------------------

     Portfolio Management
     Please see the "Description of Master Portfolios" section on page 140 for the objective and principal strategies of each portfolio, and the "Portfolio Managers" section on page 142 for the professional summaries for these managers.

     Master Portfolio         Sub-Adviser     Portfolio Manager(s)

     Disciplined Growth       Smith           Stephen S. Smith, CFA

     International Equity     Wells Capital   Josephine Jimenez, CFA and
                              Management      Sabrina Yih, CFA

     Large Company Growth     Peregrine       John S. Dale, CFA and
                                              Gary E. Nussbaum, CFA

     Overseas                 LSV Asset       Josef Lakonishok
                              Management      Robert W. Vishny and
                                              Menno Vermeulen

     Small Cap Index          Wells Capital   Laurie R. White and
                              Management      Gregory T. Genung, CFA

     Small Company Growth     Peregrine       Robert B. Mersky, CFA;
                                              Paul E. von Kuster, CFA and
                                              Daniel J. Hagen, CFA

     Small Company Value      Peregrine       Tasso H. Coin, Jr., CFA and
                                              Douglas G. Pugh, CFA

     ---------------------------------------------------------------------------
     Important Risk Factors
     This Fund is primarily subject to the risks described under the "Common Risks for the Funds" on page 8. Fund assets that track the performance of an index do so whether the index rises or falls. Stocks of small and medium-sized companies purchased for the Fund may be more volatile and less liquid than those of large company stocks.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 112. These considerations are all important to your investment choice.


                                                     Stock Funds Prospectus   55

Growth Equity Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

------------------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
-------------------------------------------------------------------------------------------------------------------------------
                                             CLASS A SHARES--COMMENCED
                                             ON MAY 2, 1996
                                             ----------------------------------------------------------------------------------
                                              Sept. 30,      Sept. 30,     Sept. 30,     Sept. 30,     Sept. 30,      May 31,
For the period ended:                           2003           2002          2001          2000         1999/1/         1999
                                             ----------------------------------------------------------------------------------
Net asset value, beginning of period         $     19.50     $    23.87   $     39.89   $     36.83   $     36.17   $     35.73
Income from investment operations:
   Net investment income (loss)                    (0.08)/7/      (0.10)        (0.07)        (0.21)        (0.01)        (0.02)
   Net realized and unrealized gain
    on investments                                  5.22/7/       (3.34)        (9.86)         8.90          0.67          2.56
Total from investment operations                    5.14          (3.44)        (9.93)         8.69          0.66          2.54
Less distributions:
   Dividends from net investment income             0.00          (0.01)         0.00          0.00          0.00         (0.03)
   Distributions from net realized gain             0.00          (0.92)        (6.09)        (5.63)         0.00         (2.07)
Total distributions                                 0.00          (0.93)        (6.09)        (5.63)         0.00         (2.10)
Net asset value, end of period               $     24.64     $    19.50   $     23.87   $     39.89   $     36.83   $     36.17
Total return/5/                                    26.36%        (15.46)%      (28.93)%       25.01%         1.82%         7.57%
Ratios/supplemental data:
   Net assets, end of period (000s)          $    15,576     $   11,210   $    12,473   $    17,726   $    23,750   $    17,335
Ratios to average net assets/6/:
   Ratio of expenses to average
    net assets/2/                                   1.50%          1.47%         1.50%         1.50%         1.25%         1.25%
   Ratio of net investment income (loss)
    to average net assets                          (0.38)%        (0.43)%       (0.31)%       (0.48)%       (0.01)%       (0.08)%
Portfolio turnover/3/                                 58%            40%           75%           78%           22%           73%
Ratio of expenses to average net assets
 prior to waived fees and reimbursed
 expenses/2,4,6/                                    1.82%          1.88%         1.93%         1.72%         1.45%         1.44%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
/4/ During each period, various fees and/or expenses were waived and/or reimbursed.The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/5/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/6/  Ratios shown for periods of less than one year are annualized.
/7/  Calculated based upon average shares outstanding.


56   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
-------------------------------------------------------------------------------------------------------------------------------
                                             CLASS B SHARES--COMMENCED
                                             ON MAY 6, 1996
                                             ----------------------------------------------------------------------------------
                                              Sept. 30,       Sept.30,      Sept.30,      Sept.30,      Sept.30,      May 31,
For the period ended:                           2003           2002           2001          2000        1999/1/        1999
                                             ----------------------------------------------------------------------------------
Net asset value, beginning of period         $     18.37     $    22.69   $     38.48   $     35.93   $     35.39   $     35.23
Income from investment operations:
   Net investment income (loss)                    (0.23)/7/      (0.31)        (0.19)        (0.35)        (0.10)        (0.25)
   Net realized and unrealized gain
    on investments                                  4.88/7/       (3.09)        (9.51)         8.53          0.64          2.48
Total from investment operations                    4.65          (3.40)        (9.70)         8.18          0.54          2.23
Less distributions:
   Dividends from net investment income             0.00          (0.00)         0.00          0.00          0.00          0.00
   Distributions from net realized gain             0.00          (0.92)        (6.09)        (5.63)         0.00         (2.07)
Total distributions                                 0.00          (0.92)        (6.09)        (5.63)         0.00         (2.07)
Net asset value, end of period               $     23.02     $    18.37   $     22.69   $     38.48   $     35.93   $     35.39
Total return/5/                                    25.31%        (16.09)%      (29.46)%       24.11%         1.53%         6.78%
Ratios/supplemental data:
   Net assets, end of period (000s)          $    14,379     $   13,670   $    17,319   $    25,124   $    19,211   $    18,976
Ratios to average net assets/6/:
   Ratio of expenses to average
    net assets/2/                                   2.25%          2.22%         2.25%         2.25%         2.00%         2.00%
   Ratio of net investment income (loss)
    to average net assets                          (1.13)%        (1.18)%       (1.06)%       (1.20)%       (0.76)%       (0.83)%
Portfolio turnover/3/                                 58%            40%           75%           78%           22%           73%
Ratio of expenses to average net assets
 prior to waived fees and reimbursed
 expenses/2,4,6/                                    2.59%          2.63%         2.65%         2.58%         2.45%         2.45%


                                                     Stock Funds Prospectus   57

Growth Equity Fund                                          Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

------------------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
------------------------------------------------------------------------------------------------------------------------------
                                             CLASS C SHARES--COMMENCED
                                             ON OCTOBER 1, 1998
                                             ----------------------------------------------------------------------------------
                                              Sept. 30,      Sept. 30,     Sept.30,      Sept.30,       Sept.30,      May 31,
For the period ended:                           2003           2002          2001          2000         1999/1/        1999
                                             ----------------------------------------------------------------------------------
Net asset value, beginning of period         $     19.04    $     23.49   $     39.61   $     36.84   $     36.29   $     30.66
Income from investment operations:
   Net investment income (loss)                   (0.25)/7/       (0.25)        (0.22)        (0.15)         0.02         (0.13)
   Net realized and unrealized gain
    on investments                                  5.08/7/       (3.28)        (9.81)         8.55          0.53          7.86
Total from investment operations                    4.83          (3.53)       (10.03)         8.40          0.55          7.73
Less distributions:
   Dividends from net investment income             0.00           0.00          0.00          0.00          0.00         (0.03)
   Distributions from net realized gain             0.00          (0.92)        (6.09)        (5.63)         0.00         (2.07)
Total distributions                                 0.00          (0.92)        (6.09)        (5.63)         0.00         (2.10)
Net asset value, end of period               $     23.87    $     19.04   $     23.49   $     39.61   $     36.84   $     36.29
Total return/5/                                    25.37%        (16.10)%      (29.46)%       24.11%         1.52%        25.73%
Ratios/supplemental data:
   Net assets, end of period (000s)          $     2,980    $     1,721   $     1,799   $     2,240   $       320   $        60
Ratios to average net assets/6/:
   Ratio of expenses to average net
    assets/2/                                       2.25%          2.22%         2.25%         2.25%         2.00%         2.01%
   Ratio of net investment income (loss)
    to average net assets                          (1.11)%        (1.17)%       (1.06)%       (1.16)%       (0.87)%       (0.87)%
Portfolio turnover/3/                                 58%            40%           75%           78%           22%           73%
Ratio of expenses to average net assets
 prior to waived fees and reimbursed
 expenses/2,4,6/                                    2.68%          2.74%         2.32%         2.75%         6.22%        21.40%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
/4/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/5/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/6/  Ratios shown for periods of less than one year are annualized.
/7/  Calculated based upon average shares outstanding.


58   Stock Funds Prospectus

International Equity Fund
--------------------------------------------------------------------------------

     Portfolio Managers: Josephine Jimenez, CFA; Sabrina Yih, CFA

     ---------------------------------------------------------------------------

     Investment Objective
     The International Equity Fund seeks total return, with an emphasis on capital appreciation, over the long term, by investing primarily in equity securities of non-U.S. companies.

     ---------------------------------------------------------------------------

     Investment Strategies
     We invest principally in equity securities of companies based in foreign countries, including primarily developed countries but also emerging markets.

     We employ a bottom up, fundamental approach, that also considers relative valuation, to identify companies that we believe have above-average potential for long-term growth and total return. The financial data we examine includes both the company's historical performance results and its projected future earnings. Among other key criteria we consider are a company's local, regional or global franchise; history of effective management demonstrated by expanding revenues and earnings growth; prudent financial and accounting policies and ability to take advantage of a changing business environment.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal circumstances, we invest:

     .  at least 80% of the Fund's assets in equity securities;

     . at least 80% of total assets in securities of companies based outside the U.S.;

     .  in a minimum of five countries exclusive of the U.S.;

     .  up to 50% of total assets in any one country;

     .  up to 25% of total assets in emerging markets; and

     . in equity securities including common stocks and preferred stocks, and in warrants, convertible debt securities, ADRs (and similar investments) and shares of other mutual funds.

     We expect that the Fund's portfolio will maintain an average market capitalization of $10 billion or more, although we may invest in equity securities of issuers with market capitalizations as low as $250 million. We also expect that the securities we hold will be traded on a stock exchange or other market in the country in which the issuer is based, but they also may be traded in other countries, including the U.S.

     Although it is not our intention to do so, we reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling foreign currency futures and foreign currency forward contracts.

     ---------------------------------------------------------------------------

     Important Risk Factors
     The Fund is primarily subject to the "Equity Securities" and "Foreign Investments" risks described under "Common Risks for the Funds" on page 8.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 112. These considerations are all important to your investment choice.


                                                     Stock Funds Prospectus   59

International Equity Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
------------------------------------------------------------------------------------------------------------------
                                                CLASS A SHARES--COMMENCED
                                                ON SEPTEMBER 24, 1997
                                                ------------------------------------------------------------------
                                                 Sept. 30,      Sept. 30,      Sept. 30,    Sept. 30,    Sept. 30,
For the period ended:                              2003           2002           2001         2000        1999
                                                ------------------------------------------------------------------
Net asset value, beginning of period            $     8.46     $    10.50     $    15.24   $    12.70   $     9.36
Income from investment operations:
   Net investment income (loss)                       0.04/3/       (0.01)/3/       0.01         0.11        (0.02)
   Net realized and unrealized gain (loss) on
    investments                                       1.38/3/       (2.03)         (4.44)        2.64         3.36
Total from investment operations                      1.42          (2.04)         (4.43)        2.75         3.34
Less distributions:
   Dividends from net investment income               0.00           0.00           0.00        (0.13)        0.00
   Distributions from net realized gain               0.00           0.00          (0.31)       (0.08)        0.00
Total distributions                                   0.00           0.00          (0.31)       (0.21)        0.00
Net asset value, end of period                  $     9.88     $     8.46     $    10.50   $    15.24   $    12.70
Total return/1/                                      16.78%        (19.43)%       (29.59)%      21.65%       35.68%
Ratios/supplemental data:
   Net assets, end of period (000s)             $   52,762     $   22,806     $   30,727   $   43,659   $   35,779
Ratios to average net assets:
   Ratio of expenses to average net assets            1.50%          1.72%          1.75%        1.75%        1.75%
   Ratio of net investment income (loss) to
    average net assets                                0.42%         (0.08)%         0.05%       (0.31)%      (0.17)%
Portfolio turnover                                      73%            52%            36%          26%          41%
Ratio of expenses to average net assets prior
 to waived fees and reimbursed expenses/2/            1.76%          1.96%          1.81%        2.00%        2.10%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/2/ During each period, various fees and/or expenses were waived and/or reimbursed.The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/3/  Calculated based upon average shares outstanding.


60   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
------------------------------------------------------------------------------------------------------------------
                                                CLASS B SHARES--COMMENCED
                                                ON SEPTEMBER 24, 1997
                                                ------------------------------------------------------------------
                                                 Sept. 30,      Sept. 30,      Sept. 30,    Sept. 30,    Sept. 30,
For the period ended:                              2003           2002           2001         2000         1999
                                                ------------------------------------------------------------------
Net asset value, beginning of period            $     8.19     $    10.25     $    14.99   $    12.54   $     9.30
Income from investment operations:
   Net investment income (loss)                      (0.03)/3/      (0.09)/3/      (0.11)        0.06        (0.10)
   Net realized and unrealized gain (loss) on
    investments                                       1.32/3/       (1.97)         (4.32)        2.54         3.34
Total from investment operations                      1.29          (2.06)         (4.43)        2.60         3.24
Less distributions:
   Dividends from net investment income               0.00           0.00           0.00        (0.07)        0.00
   Distributions from net realized gain               0.00           0.00          (0.31)       (0.08)        0.00
Total distributions                                   0.00           0.00          (0.31)       (0.15)        0.00
Net asset value, end of period                  $     9.48     $     8.19     $    10.25   $    14.99   $    12.54
Total return/1/                                      15.75%        (20.10)%       (30.12)%      20.65%       34.84%
Ratios/supplemental data:
   Net assets, end of period (000s)             $   20,149     $   29,107     $   41,122   $   63,019   $   37,911
Ratios to average net assets:
   Ratio of expenses to average net assets            2.25%          2.47%          2.50%        2.50%        2.40%
   Ratio of net investment income (loss) to
    average net assets                               (0.31)%        (0.83)%        (0.72)%      (1.01)%      (0.81)%
Portfolio turnover                                      73%            52%            36%          26%          41%
Ratio of expenses to average net assets prior
 to waived fees and reimbursed expenses/2/            2.82%          3.06%          2.70%        2.95%        2.79%

------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
------------------------------------------------------------------------------------------------------------------
                                                CLASS C SHARES--COMMENCED
                                                ON APRIL 1, 1998
                                                ------------------------------------------------------------------
                                                 Sept. 30,      Sept. 30,      Sept. 30,    Sept. 30,    Sept. 30,
For the period ended:                              2003           2002           2001         2000         1999
                                                ------------------------------------------------------------------
Net asset value, beginning of period            $     8.18     $    10.24     $    14.98   $    12.54   $     9.30
Income from investment operations:
   Net investment income (loss)                      (0.02)/3/      (0.09)/3/      (0.07)        0.07        (0.04)
   Net realized and unrealized gain (loss) on
    investments                                       1.31/3/       (1.97)         (4.36)        2.54         3.28
Total from investment operations                      1.29          (2.06)         (4.43)        2.61         3.24
Less distributions:
   Dividends from net investment income               0.00           0.00           0.00        (0.09)        0.00
   Distributions from net realized gain               0.00           0.00          (0.31)       (0.08)        0.00
Total distributions                                   0.00           0.00          (0.31)       (0.17)        0.00
Net asset value, end of period                  $     9.47     $     8.18     $    10.24   $    14.98   $    12.54
Total return/1/                                      15.77%        (20.12)%       (30.14)%      20.72%       34.84%
Ratios/supplemental data:
   Net assets, end of period (000s)             $    2,530     $    2,167     $    2,704   $    2,857   $      673
Ratios to average net assets:
   Ratio of expenses to average net assets            2.25%          2.47%          2.50%        2.50%        2.37%
   Ratio of net investment income (loss) to
    average net assets                               (0.27)%        (0.78)%        (0.69)%      (0.86)%      (0.78)%
Portfolio turnover                                      73%            52%            36%          26%          41%
Ratio of expenses to average net assets prior
 to waived fees and reimbursed expenses/2/            2.70%          2.96%          2.50%        3.02%        2.72%


                                                     Stock Funds Prospectus   61

Large Cap Appreciation Fund
--------------------------------------------------------------------------------

     Portfolio Managers: William B. Bannick, CFA; Robert L. Fitzpatrick, CFA

     ---------------------------------------------------------------------------

     Investment Objective
     The Large Cap Appreciation Fund seeks long-term capital appreciation.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and investment strategies. We focus our investment strategy on large-capitalization stocks.

     In making investment decisions for the Fund, we consider the 1,000 largest publicly traded companies in the U.S. We screen the stocks in this universe for a series of growth criteria, such as dividend growth, earnings growth, relative growth of earnings over time (earnings momentum) and the company's history of meeting earnings targets (earnings surprise). Stocks are also evaluated based on certain value criteria, such as price-to-earnings, price-to-book and price-to-cash flow ratios. The top 10% of the stocks in the screened universe are then subjected to an in-depth analysis of each company's current business and future prospects. In selecting portfolio holdings, we rigorously analyze company fundamentals, such as management strength, competitive industry position, business prospects, and evidence of sustainable business momentum, including improving revenue and margin trends, cash flows and profitability.

     We rescreen the universe frequently in an effort to consistently achieve a favorable balance of growth and value characteristics for the Fund. We consider selling stocks of companies with poor price performance relative to peers, earnings disappointment, or deteriorating business fundamentals. As a risk control measure, our allocation to a particular stock may also be reduced if its weighting in the portfolio exceeds 2%. The result is a portfolio that is well diversified and comprised of holdings across a broad range of sectors.

     Under normal circumstances, we invest at least 80% of the Fund's assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more. We may invest in additional master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

     ---------------------------------------------------------------------------

     Important Risk Factors
     The Fund is primarily subject to the "Equity Securities" risks described under "Common Risks for the Funds" on page 8. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 112. These considerations are all important to your investment choice.


62   Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Large Cap Appreciation Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

----------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
----------------------------------------------------------------------------------------
                                                CLASS A SHARES--
                                                COMMENCED ON AUGUST 31, 2001
                                                ----------------------------------------
                                                 Sept. 30,      Sept. 30,      Sept. 30,
For the period ended:                              2003           2002           2001
                                                ----------------------------------------
Net asset value, beginning of period            $     7.53     $     9.53     $    10.00
Income from investment operations:
   Net investment income (loss)                      (0.01)         (0.01)          0.00
   Net realized and unrealized gain (loss)on
    investments                                       1.40          (1.99)         (0.47)
Total from investment operations                                    (2.00)         (0.47)
Less distributions:
   Dividends from net investment income               0.00           0.00           0.00
   Distributions from net realized gain               0.00           0.00           0.00
Total distributions                                   0.00           0.00           0.00
Net asset value, end of period                  $     8.92     $     7.53     $     9.53
Total return/1/                                      18.46%        (20.99)%        (4.70)%
Ratios/supplemental data:
   Net assets, end of period (000s)             $    1,033     $      898     $       41
Ratios to average net assets/3/:
   Ratio of expenses to average net assets/5/         1.21%          1.20%          0.95%
   Ratio of net investment income (loss) to
    average net assets                               (0.19)%        (0.15)%         1.17%
Portfolio turnover/4/                                  153%           123%            10%
Ratio of expenses to average net assets prior
 to waived fees and reimbursed expenses/2,3,5/        2.45%          6.48%          1.24%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/3/  Ratios shown for periods of less than one year are annualized.
/4/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.
/5/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.


64   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
-------------------------------------------------------------------------------------------------------------------------------
                                                CLASS B SHARES--                           CLASS C SHARES--
                                                COMMENCED ON AUGUST 31, 2001               COMMENCED ON AUGUST 31, 2001
                                                ----------------------------------------   ------------------------------------
                                                 Sept. 30,      Sept. 30,      Sept. 30,    Sept. 30,    Sept. 30,    Sept. 30,
For the period ended:                              2003           2002           2001         2003         2002         2001
                                                ----------------------------------------   ------------------------------------
Net asset value, beginning of period            $     7.47     $     9.52     $    10.00   $     7.47   $     9.53   $    10.00
Income from investment operations:
   Net investment income (loss)                      (0.06)         (0.07)          0.00        (0.03)       (0.05)        0.00
   Net realized and unrealized gain (loss) on
    investments                                       1.37          (1.98)         (0.48)        1.35        (2.01)       (0.47)
Total from investment operations                      1.31          (2.05)         (0.48)        1.32        (2.06)       (0.47)
Less distributions:
   Dividends from net investment income               0.00           0.00           0.00         0.00         0.00         0.00
   Distributions from net realized gain               0.00           0.00           0.00         0.00         0.00         0.00
Total distributions                                   0.00           0.00           0.00         0.00         0.00         0.00
Net asset value, end of period                  $     8.78     $     7.47     $     9.52   $     8.79   $     7.47   $     9.53
Total return/1/                                      17.54%        (21.53)%        (4.80)%      17.67%      (21.62)%      (4.70)%
Ratios/supplemental data:
   Net assets, end of period (000s)             $    1,449     $    1,041     $       91   $      499   $      200   $       26
Ratios to average net assets/3/:
   Ratio of expenses to average net assets/5/         1.95%          1.95%          1.78%        1.95%        1.95%        1.83%
   Ratio of net investment income (loss) to
    average net assets                               (0.95)%        (0.90)%        (0.24)%      (0.94)%      (0.93)%       0.00%
Portfolio turnover/4/                                  153%           123%            10%         153%         123%          10%
Ratio of expenses to average net assets prior
 to waived fees and reimbursed expenses/2,3,5/        3.11%          8.45%          1.78%        3.96%        8.37%        1.83%


                                                     Stock Funds Prospectus   65

Large Cap Value Fund
--------------------------------------------------------------------------------

     Portfolio Managers: D. Kevin McCreesh, CFA; Ronald M. Mushock, CFA

     ---------------------------------------------------------------------------

     Investment Objective
     The Large Cap Value Fund seeks long-term capital appreciation.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and substantially similar investment strategies. We focus our investment strategy on domestic large-capitalization stocks.

     In making investment decisions for the Fund, we apply a fundamentals-driven , company-specific analysis. As part of the analysis, we evaluate criteria such as price-to-earnings, price-to-book, and price-to-sales ratios, and cash flow. We also evaluate the companies' sales and expense trends, changes in earnings estimates and market position, as well as the industry outlook. We look for catalysts that could positively, or negatively, affect prices of current and potential companies for the Fund. Additionally, we seek confirmation of earnings potential before investing in a security.

     We also apply a rigorous screening process to manage the portfolio's overall risk profile. We generally consider selling stocks when they have achieved their valuation targets, when the issuer's business fundamentals have deteriorated, or if the potential for positive change is no longer evident.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal circumstances, we invest:

     . at least 80% of the Fund's assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more.

     We may invest in additional master portfolios and other Wells Fargo Funds, or invest directly in a portfolio of securities. If the Fund invests directly in a portfolio of securities, it may implement a "multi-manager" structure as described under "Organization and Management of the Fund" on page 118.

     ---------------------------------------------------------------------------

     Important Risk Factors
     The Fund is primarily subject to the "Equity Securities" and "Foreign Investments" risks described under "Common Risks for the Funds" on page 8.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 112. These considerations are all important to your investment choice.


66   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

---------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
---------------------------------------------------------------------------------------
                                                  CLASS A       CLASS B       CLASS C
                                                  SHARES--      SHARES--      SHARES--
                                                 COMMENCED     COMMENCED     COMMENCED
                                                 ON AUGUST     ON AUGUST     ON AUGUST
                                                  29, 2003      29, 2003      29, 2003
                                                -----------   -----------   -----------
                                                  Sept. 30,     Sept. 30,     Sept. 30,
For the period ended:                               2003          2003          2003
                                                -----------   -----------   -----------
Net asset value, beginning of period            $     10.00   $     10.00   $     10.00
Income from investment operations:
   Net investment income (loss)                        0.00         (0.01)        (0.01)
   Net realized and unrealized gain (loss) on
    investments                                       (0.18)        (0.18)        (0.18)
Total from investment operations                      (0.18)        (0.19)        (0.19)
Less distributions:
   Dividends from net investment income                0.00          0.00          0.00
   Distributions from net realized gain                0.00          0.00          0.00
Total distributions                                    0.00          0.00          0.00
Net asset value, end of period                  $      9.82   $      9.81   $      9.81
Total return/1/                                       (1.80)%       (1.90)%       (1.90)%
Ratios/supplemental data:
   Net assets, end of period (000s)             $        76   $        37   $        12
Ratios to average net assets/3/:
   Ratio of expenses to average net assets/4/          1.25%         2.00%         2.00%
   Ratio of net investment income (loss) to
    average net assets                                (0.26)%       (1.08)%       (0.64)%
Portfolio turnover/5/                                     3%            3%            3%
Ratio of expenses to average net assets prior
 to waived fees and reimbursed expenses/2,3,4/       196.38%       189.72%       209.42%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/3/  Ratios shown for periods of less than one year are annualized.
/4/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/5/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.


                                                     Stock Funds Prospectus   67

Sub-Adviser's Prior Performance History
--------------------------------------------------------------------------------

     Systematic Financial Management, LP ("Systematic") is the sub-adviser for the master portfolio in which the Large Cap Value Fund invests. As the sub-adviser, Systematic is responsible for the day-today investment management activities of the master portfolio. The performance information shown below represents a composite of the prior performance of a registered mutual fund and of all discretionary accounts managed by Systematic with substantially similar investment objectives, policies and strategies as the Fund for the requisite periods. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.

     Calendar Year Returns

     [GRAPHIC]

     '94    (2.04)%
     '95    36.19%
     '96    27.04%
     '97    32.06%
     '98     5.59%
     '99    16.35%
     '00    12.40%
     '01    (8.86)%
     '02   (17.38)%
     '03    33.86%

     Best Qtr.: Q4 '98 . 23.52%             Worst Qtr.: Q3 '98 . (21.64)%

     Average annual total returns

     for the period ended 12/31/03           1 year   5 years   10 years

     Sub-adviser's Composite Performance
     (Incepted 12/31/90)                      33.86%     5.68%     12.03%
     S&P 500 Index/1/                         28.67%    (0.57)%    11.06%
     Russell 1000 Value Index                 30.03%     3.56%     11.88%

     /1/  S&P 500 is a registered trademark of Standard & Poor's.


68   Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Large Company Growth Fund
--------------------------------------------------------------------------------

     Portfolio Managers: John S. Dale, CFA; Gary E. Nussbaum, CFA

     ---------------------------------------------------------------------------

     Investment Objective

     The Large Company Growth Fund seeks long-term capital appreciation by investing primarily in large, domestic companies that we believe have superior growth potential.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a gateway fund that invests substantially all of its assets in a master portfolio with a substantially similar investment objective and investment strategies.

     In selecting securities for the Fund, we seek issuers whose stocks we believe are attractively valued, with fundamental characteristics above the market average and that support earnings growth capability. We may invest in the securities of companies whose growth potential we believe is generally unrecognized or misperceived by the market. We focus our investment strategy on large-capitalization stocks.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal circumstances, we invest:

     . at least 80% of the Fund's assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more; and

     . up to 20% of total assets in securities of foreign companies through ADRs and similar investments.

     We will not invest more than 10% of the Fund's total assets in the securities of a single issuer. We may invest in additional master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

     ---------------------------------------------------------------------------

     Important Risk Factors
     The Fund is primarily subject to the "Equity Securities" and "Foreign Investments" risks described under "Common Risks for the Funds" on page 8.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 112. These considerations are all important to your investment choice.


70   Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Large Company Growth Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

---------------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
---------------------------------------------------------------------------------------------------------------------------
                                                CLASS A SHARES--COMMENCED
                                                ON OCTOBER 1, 1998
                                                ---------------------------------------------------------------------------
                                                 Sept. 30,    Sept. 30,    Sept. 30,    Sept. 30,    Sept. 30,     May 31,
For the period ended:                              2003         2002         2001         2000        1999/1/       1999
                                                ---------------------------------------------------------------------------
Net asset value, beginning of period            $    34.52   $    44.57   $    75.03   $    57.96   $    58.09   $    38.48
Income from investment operations:
   Net investment income (loss)                      (0.46)       (0.34)       (0.37)       (0.49)       (0.12)       (0.16)
   Net realized and unrealized gain (loss)
    on investments                                    9.90        (9.71)      (29.21)       19.16        (0.01)       20.82
Total from investment operations                      9.44       (10.05)      (29.58)       18.67        (0.13)       20.66
Less distributions:
   Dividends from net investment income               0.00         0.00         0.00         0.00         0.00         0.00
   Distributions from net realized gain               0.00         0.00        (0.84)       (1.60)        0.00        (1.05)
   Distributions in excess of realized gains          0.00         0.00        (0.04)        0.00         0.00         0.00
Total distributions                                   0.00         0.00        (0.88)       (1.60)        0.00        (1.05)
Net asset value, end of period                  $    43.96   $    34.52   $    44.57   $    75.03   $    57.96   $    58.09
Total return/5/                                      27.35%      (22.55)%     (39.85)%      32.50%       (0.22)%      54.16%
Ratios/supplemental data:
   Net assets, end of period (000s)             $  364,406   $  141,774   $  202,514   $  303,948   $  188,890   $  191,233
Ratios to average net assets/6/:
   Ratio of expenses to average net assets/2/         1.20%        1.20%        1.20%        1.20%        1.20%        1.20%
   Ratio of net investment income (loss)
    to average net assets                            (0.69)%      (0.76)%      (0.71)%      (0.73)%      (0.58)%      (0.68)%
Portfolio turnover/3/                                   13%          18%          13%           9%           5%          28%
Ratio of expenses to average net assets
 prior to waived fees and reimbursed
 expenses/2,4,6/                                      1.41%        1.45%        1.36%        1.31%        1.40%        1.35%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio in which the Fund invests. /3/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.
/4/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/5/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/6/  Ratios shown for periods of less than one year are annualized.


72   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
---------------------------------------------------------------------------------------------------------------------------
                                                CLASS B SHARES--COMMENCED
                                                ON OCTOBER 1, 1998
                                                ---------------------------------------------------------------------------
                                                 Sept. 30,    Sept. 30,    Sept. 30,    Sept. 30,    Sept. 30,     May 31
For the period ended:                              2003         2002         2001         2000        1999/1/       1999
                                                ---------------------------------------------------------------------------
Net asset value, beginning of period            $    31.72   $    41.18   $    69.77   $    54.29   $    54.50   $    39.80
Income from investment operations:
   Net investment income (loss)                      (0.68)       (0.69)       (0.62)       (0.72)       (0.19)       (0.17)
   Net realized and unrealized gain (loss)
    on investments                                    9.07        (8.77)      (27.09)       17.80        (0.02)       15.92
Total from investment operations                      8.39        (9.46)      (27.71)       17.08        (0.21)       15.75
Less distributions:
   Dividends from net investment income               0.00         0.00         0.00         0.00         0.00         0.00
   Distributions from net realized gain               0.00         0.00        (0.84)       (1.60)        0.00        (1.05)
   Distributions in excess of realized gains          0.00         0.00        (0.04)        0.00         0.00         0.00
Total distributions                                   0.00         0.00        (0.88)       (1.60)        0.00        (1.05)
Net asset value, end of period                  $    40.11   $    31.72   $    41.18   $    69.77   $    54.29   $    54.50
Total return/5/                                      26.45%      (22.97)%     (40.18)%      31.75%       (0.39)%      40.01%
Ratios/supplemental data:
   Net assets, end of period (000s)             $  246,894   $  218,625   $  307,706   $  461,918   $  201,351   $  156,870
Ratios to average net assets/6/:
   Ratio of expenses to average net assets/2/         1.88%        1.75%        1.75%        1.75%        1.75%        1.76%
   Ratio of net investment income (loss)
    to average net assets                            (1.35)%      (1.31)%      (1.26)%      (1.28)%      (1.13)%      (1.22)%
Portfolio turnover/3/                                   13%          18%          13%           9%           5%          28%
Ratio of expenses to average net assets
 prior to waived fees and reimbursed
 expenses/2,4,6/                                      2.33%        2.46%        2.19%        2.15%        2.05%        2.15%


                                                     Stock Funds Prospectus   73

Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

-------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
-------------------------------------------------------------------------------------------------
                                                CLASS C SHARES--COMMENCED
                                                ON NOVEMBER 8, 1999
                                                -------------------------------------------------
                                                 Sept. 30,    Sept. 30,   Sept. 30,     Sept. 30,
For the period ended:                              2003         2002         2001        2000/1/
                                                -------------------------------------------------
Net asset value, beginning of period            $    31.76   $    41.22   $    69.85   $    59.32
Income from investment operations:
   Net investment income (loss)                      (0.62)       (0.89)       (0.43)       (0.40)
   Net realized and unrealized gain (loss)
    on investments                                    9.04        (8.57)      (27.32)       12.53
Total from investment operations                      8.42        (9.46)      (27.75)       12.13
Less distributions:
   Dividends from net investment income               0.00         0.00         0.00         0.00
   Distributions from net realized gain               0.00         0.00        (0.84)       (1.60)
   Distributions in excess of realized gains          0.00         0.00        (0.04)        0.00
Total distributions                                   0.00         0.00        (0.88)       (1.60)
Net asset value, end of period                  $    40.18   $    31.76   $    41.22   $    69.85
Total return/5/                                      26.51%      (22.95)%     (40.19)%      20.72%
Ratios/supplemental data:
   Net assets, end of period (000s)             $   40,436   $   27,092   $   27,189   $   25,463
Ratios to average net assets/6/:
   Ratio of expenses to average net assets/2/         1.86%        1.75%        1.75%        1.75%
   Ratio of net investment income (loss)
    to average net assets                            (1.34)%      (1.31)%      (1.26)%      (1.29)%
Portfolio turnover/3/                                   13%          18%          13%           9%
Ratio of expenses to average net assets
 prior to waived fees and reimbursed
 expenses/2,4,6/                                      2.16%        2.28%        2.15%        2.16%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio in which the Fund invests. /3/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.
/4/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/5/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/6/  Ratios shown for periods of less than one year are annualized.


74   Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Montgomery Emerging Markets Focus Fund
--------------------------------------------------------------------------------

     Portfolio Managers: Josephine Jimenez CFA; Frank Chiang

     ---------------------------------------------------------------------------

     Investment Objective
     The Montgomery Emerging Markets Focus Fund seeks long-term capital appreciation.

     ---------------------------------------------------------------------------

     Investment Strategies
     We invest in a focused equity portfolio of companies tied economically to emerging market countries. We combine in-depth financial review with on-site analysis of companies, countries and regions to identify potential investments. We travel to emerging market countries to gain firsthand insight into the economic, political and social trends that affect investment in those countries. We allocate the Fund's assets among emerging markets with stable or improving macroeconomic environments and invest in companies within those countries that we believe have high capital appreciation potential without excessive risks.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal circumstances, we invest:

     .  at least 80% of the Fund's assets in emerging market securities;

     . in a minimum of three but no more than ten emerging market countries in Latin America, Asia, Europe, Africa and the Middle East; and

     .  in 20 to 40 companies.

     As part of our investment strategy, we may invest up to 50% of total assets in a single emerging market country.

     ---------------------------------------------------------------------------

     Important Risk Factors
     The Fund is primarily subject to the "Equity Securities" and "Foreign Investments" risks described under "Common Risks for the Funds" on page 8.

     The Fund invests principally in emerging market securities. The risks of investing in such markets are considerable because these investments typically present even greater exposure to the risks of foreign investing, and can present additional risks--such as those related to social unrest or political upheaval--that can make these investments extremely volatile. Stock markets in emerging market countries tend to be much more volatile than the U.S. stock market due to their relative immaturity and periods of instability. In the past, many emerging markets restricted the flow of money into or out of their stock markets and some continue to impose restrictions on foreign investors. Also, the economies of emerging market countries may be predominantly based on only a few industries or on revenue from particular commodities and international aid, making them more susceptible to financial, economic or market events impacting these industries or changes to the aid arrangements. Because the Fund may invest a large percentage of its assets in a single emerging market country, the value of an investment in the Fund may be more volatile and subject to greater risks than will an investment in a mutual fund that is more broadly diversified.

     Because the Fund typically invests in 20 to 40 companies, the value of an investment in the Fund will vary more in response to developments or changes in the market value affecting particular stocks than will an investment in a mutual fund investing in a greater number of securities.

     The Fund's investment process results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 112. These considerations are all important to your investment choice.


76   Stock Funds Prospectus

This page intentionally left blank
--------------------------------------------------------------------------------

Montgomery Emerging Markets Focus Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods ended September 30, 2003 and June 30, 2003, and PricewaterhouseCoopers LLP audited this information for all other periods ended June 30. All of this performance information, along with the auditor's report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

-------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
-------------------------------------------------------------------------------------
                                             CLASS A SHARES--COMMENCED
                                             ON OCTOBER 31, 2001
                                             ----------------------------------------
                                              Sept. 30,       June 30,      June 30,
For the period ended:                          2003/1/         2003           2002
                                             ----------------------------------------
Net asset value, beginning of period         $     15.27    $     14.50   $     11.37
Income from investment operations:
   Net investment income (loss)                     0.02/4/        0.00          0.29
   Net realized and unrealized gain (loss)
    on investments                                  2.47           0.77          2.94
Total from investment operations                    2.49           0.77          3.23
Less distributions:
   Dividends from net investment income             0.00           0.00         (0.10)
   Distributions from net realized gain             0.00           0.00          0.00
Total distributions                                 0.00           0.00         (0.10)
Net asset value, end of period               $     17.76    $     15.27   $     14.50
Total return/2/                                    16.37%          5.33%        28.57%
Ratios/supplemental data:
   Net assets, end of period (000s)          $   117,842    $   105,512   $        23
Ratios to average net assets:
   Ratio of expenses to average net assets          1.88%          2.18%         2.20%
   Ratio of net investment income (loss)
    to average net assets                           0.42%         (1.65)%        0.43%
Portfolio turnover                                    49%           210%          206%
Ratio of expenses to average net assets
 prior to waived fees and reimbursed
 expenses/3/                                        2.03%          2.18%         5.27%

/1/  The Fund changed its fiscal year-end from June 30 to September 30.
/2/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Returns for periods of less than one year are not annualized.
/3/ During each period, various fees and/or expenses were waived and/or reimbursed.The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/4/  Calculated based upon average shares outstanding.


78   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
----------------------------------------------------------------------------------------------------------------------------------
                                             CLASS B SHARES--COMMENCED                 CLASS C SHARES--COMMENCED
                                             ON OCTOBER 31, 2001                       ON OCTOBER 31, 2001
                                             -------------------------------------------------------------------------------------
                                              Sept. 30,        June 30,      June 30,     Sept. 30,        June 30,      June 30,
For the period ended:                          2003/1/          2003          2002         2003/1/          2003          2002
                                             -------------------------------------------------------------------------------------
Net asset value, beginning of period         $     15.18     $     14.52   $     11.37   $     15.12     $     14.48   $     11.37
Income from investment operations:
   Net investment income (loss)                    (0.02)/4/        0.10          0.08         (0.02)/4/        0.02          0.05
   Net realized and unrealized gain (loss)
    on investments                                  2.46            0.56          3.17          2.46            0.62          3.16
Total from investment operations                    2.44            0.66          3.25          2.44            0.64          3.21
Less distributions:
   Dividends from net investment income             0.00            0.00         (0.10)         0.00            0.00         (0.10)
   Distributions from net realized gain             0.00            0.00          0.00          0.00            0.00          0.00
Total distributions                                 0.00            0.00         (0.10)         0.00            0.00         (0.10)
Net asset value, end of period               $     17.62     $     15.18   $     14.52   $     17.56     $     15.12   $     14.48
Total return/2/                                    16.06%           4.64%        28.65%        16.14%           4.37%        28.39%
Ratios/supplemental data:
   Net assets, end of period (000s)          $       290     $        28   $        11   $       519     $        59   $        13
Ratios to average net assets:
   Ratio of expenses to average net assets          2.64%           2.33%         2.31%         2.64%           3.39%         3.44%
   Ratio of net investment income (loss)
    to average net assets                          (0.45)%          1.59%         0.10%        (0.39)%         (3.00)%        0.10%
Portfolio turnover                                    49%            210%          206%           49%            210%          206%
Ratio of expenses to average net assets
 prior to waived fees and reimbursed
 expenses/3/                                        2.79%           2.78%         5.38%         2.79%           3.53%         6.51%


                                                     Stock Funds Prospectus   79

Montgomery Mid Cap Growth Fund
--------------------------------------------------------------------------------

     Portfolio Managers: Jerome "Cam" Philpott, CFA; Stuart Roberts

     ---------------------------------------------------------------------------

     Investment Objective
     The Montgomery Mid Cap Growth Fund seeks long-term capital appreciation.

     ---------------------------------------------------------------------------

     Investment Strategies
     We actively manage a diversified portfolio of common stocks of U.S. companies that we believe have above-average growth potential. We focus our investment strategy on identifying and investing in medium-sized companies that are relatively established but that we believe continue to provide consistent growth potential. Generally, such companies will have a total stock market value (market capitalization) within the range of the Russell Midcap Index, which was $834 million to $13.1 billion as of September 30, 2003 and is expected to change frequently.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal circumstances, we invest:

     .  at least 80% of the Fund's assets in mid-capitalization securities.

     ---------------------------------------------------------------------------

     Important Risk Factors and Other Considerations
     The Fund is primarily subject to the "Equity Securities" risks described under "Common Risks for the Funds" on page 8. Stocks of medium-sized companies may be more volatile and less liquid, in part because the issuers may be more vulnerable to adverse business or economic events, than the stocks of larger, more established companies. In particular, medium-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Some of the medium-sized companies in which we invest may have more aggressive capital structures, including higher debt levels, or are involved in rapidly growing or changing industries, and/or new technologies.

     Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

     At the discretion of the Board of Trustees, the Fund may become a gateway fund in a Master/Gateway/SM/ structure. Although shareholder approval is not required to make this change, we will notify you if the Board elects this structure. See the "Master/Gateway/SM/ Structure" description on the "Key Information" on page 37 for further information.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 112. These considerations are all important to your investment choice.


80   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods ended September 30, 2003 and June 30, 2003, and PricewaterhouseCoopers LLP audited this information for all other periods ended June 30. All of this performance information, along with the auditor's report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

------------------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
------------------------------------------------------------------------------------------------------------------------------
                                             CLASS A SHARES--COMMENCED
                                             ON DECEMBER 30, 1994
                                             ---------------------------------------------------------------------------------
                                              Sept. 30,      June 30,      June 30,      June 30,      June 30,      June 30,
For the period ended:                          2003/2/        2003         2002/1/       2001/1/       2000/1/       1999/1/
                                             ---------------------------------------------------------------------------------
Net asset value, beginning of period         $      4.77   $      4.82   $      7.27   $     12.36   $      9.85   $     10.89
Income from investment operations:
   Net investment income (loss)                    (0.05)        (0.02)        (0.05)        (0.09)        (0.17)        (0.08)
   Net realized and unrealized gain
    (loss) on investments                           0.37         (0.03)        (1.78)        (0.80)         4.01         (0.40)
Total from investment operations                    0.32         (0.05)        (1.83)        (0.89)         3.84         (0.48)
Less distributions:
   Dividends from net investment income             0.00          0.00          0.00          0.00          0.00          0.00
   Distributions from net realized gain             0.00          0.00         (0.62)        (4.20)        (1.33)        (0.56)
Total distributions                                 0.00          0.00         (0.62)        (4.20)        (1.33)        (0.56)
Net asset value, end of period               $      5.09   $      4.77   $      4.82   $      7.27   $     12.36   $      9.85
Total return/3/                                     6.71%        (1.04)%      (26.49)%      (11.76)%       42.46%        (4.07)%
Ratios/supplemental data:
   Net assets, end of period (000s)          $    87,980   $    85,320   $    98,526   $   164,497   $   224,944   $   382,483
Ratios to average net assets:/5/
   Ratio of expenses to average net assets          1.42%         1.49%         1.50%         1.51%         1.55%         1.66%
   Ratio of net investment income (loss)
    to average net assets                          (1.03)%       (0.65)%       (0.80)%       (1.13)%       (1.19)%       (0.83)%
Portfolio turnover                                    55%          142%          143%           68%           63%           76%
Ratio of expenses to average net assets
 prior to waived fees and reimbursed
 expenses/4,5/                                      1.42%         1.86%         3.10%         2.32%         1.92%         1.66%

/1/ Per share numbers have been adjusted to reflect a 2.0103 to 1 stock split. /2/ The Fund changed its fiscal year-end from June 30 to September 30.
/3/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

/4/ During each period various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

/5/  Ratios shown for periods of less than one year are annualized.


                                                     Stock Funds Prospectus   81

Montgomery Mid Cap Growth Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

----------------------------------------------------------------------
FOR A SHARE OUTSTANDING
----------------------------------------------------------------------
                                             CLASS B SHARES--COMMENCED
                                             ON JUNE 9, 2003
                                             -------------------------
                                              Sept. 30,      June 30,
For the period ended:                          2003/1/         2003
                                             -------------------------
Net asset value, beginning of period         $      4.68   $      4.67
Income from investment operations:
   Net investment income (loss)                    (0.06)         0.01
   Net realized and unrealized gain (loss)
    on investments                                  0.37          0.00
Total from investment operations                    0.31          0.01
Less distributions:
   Dividends from net investment income             0.00          0.00
   Distributions from net realized gain             0.00          0.00
Total distributions                                 0.00          0.00
Net asset value, end of period               $      4.99   $      4.68
Total return/2/                                     6.62%         0.21%
Ratios/supplemental data:
   Net assets, end of period (000s)          $     5,216   $     4,599
Ratios to average net assets/4/:
   Ratio of expenses to average net assets          2.17%         2.14%
   Ratio of net investment income (loss)
    to average net assets                          (1.78)%        3.82%
Portfolio turnover                                    55%          142%
Ratio of expenses to average net assets
 prior to waived fees and reimbursed
 expenses/3,4/                                      2.17%         2.22%

/1/  The Fund changed its fiscal year-end from June 30 to September 30.
/2/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/3/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/4/  Ratios shown for periods of less than one year are annualized.


82   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

----------------------------------------------------------------------
FOR A SHARE OUTSTANDING
----------------------------------------------------------------------
                                             CLASS C SHARES--COMMENCED
                                             ON JUNE 9, 2003
                                             -------------------------
                                              Sept. 30,      June 30,
For the period ended:                          2003/1/         2003
                                             -------------------------
Net asset value, beginning of period         $      4.68   $      4.67
Income from investment operations:
   Net investment income (loss)                    (0.06)         0.01
   Net realized and unrealized gain (loss)
    on investments                                  0.36          0.00
Total from investment operations                    0.30          0.01
Less distributions:
   Dividends from net investment income             0.00          0.00
   Distributions from net realized gain             0.00          0.00
Total distributions                                 0.00          0.00
Net asset value, end of period               $      4.98   $      4.68
Total return/2/                                     6.41%         0.21%
Ratios/supplemental data:
   Net assets, end of period (000s)          $       607   $       493
Ratios to average net assets/4/:
   Ratio of expenses to average net assets          2.17%         2.12%
   Ratio of net investment income (loss)
    to average net assets                          (1.78)%        4.05%
Portfolio turnover                                    55%          142%
Ratio of expenses to average net assets
 prior to waived fees and reimbursed
 expenses/3,4/                                      2.17%         2.22%

/1/  The Fund changed its fiscal year-end from June 30 to September 30.
/2/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/3/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/4/  Ratios shown for periods of less than one year are annualized.


                                                     Stock Funds Prospectus   83

Montgomery Small Cap Fund
--------------------------------------------------------------------------------

     Portfolio Managers: Jerome "Cam" Philpott, CFA; Stuart Roberts

     ---------------------------------------------------------------------------

     Investment Objective
     The Montgomery Small Cap Fund seeks long-term capital appreciation.

     ---------------------------------------------------------------------------

     Investment Strategies
     We actively manage a diversified portfolio of common stocks of U.S. companies that we believe have above-average growth potential. We principally invest in small-sized companies that have a market capitalization of less than $2 billion at the time of purchase. We focus our investment strategy on identifying and investing in rapidly growing small-sized companies that are in an early or transitional stage of their development, before their potential is discovered by the market.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal circumstances, we invest:

     .  at least 80% of the Fund's assets in small cap securities.

     ---------------------------------------------------------------------------

     Important Risk Factors
     The Fund is primarily subject to the "Equity Securities" and "Small Company Securities" risks described under "Common Risks for the Funds" on page 8. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 112. These considerations are all important to your investment choice.


84   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods ended September 30, 2003 and June 30, 2003, and PricewaterhouseCoopers LLP audited this information for all other periods ended June 30. All of this performance information, along with the auditor's report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

---------------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
---------------------------------------------------------------------------------------------------------------------------
                                                CLASS A SHARES--COMMENCED ON JULY 13, 1990
                                                ---------------------------------------------------------------------------
                                                 Sept. 30,    June 30,     June 30,     June 30,     June 30,     June 30,
For the period ended:                             2003/1/       2003         2002         2001         2000         1999
                                                ---------------------------------------------------------------------------
Net asset value, beginning of period            $     8.93   $     8.61   $    11.85   $    22.20   $    16.58   $    20.73
Income from investment operations:
   Net investment income (loss)                      (0.02)       (0.07)       (0.07)       (0.13)       (0.28)       (0.17)
   Net realized and unrealized gain (loss)
    on investments                                    0.53         0.39        (3.08)       (4.43)        5.90        (1.21)
Total from investment operations                      0.51         0.32        (3.15)       (4.56)        5.62        (1.38)
Less distributions:
   Dividends from net investment income               0.00         0.00         0.00         0.00         0.00         0.00
   Distributions from net realized gain               0.00         0.00        (0.09)       (5.79)        0.00        (2.77)
Total distributions                                   0.00         0.00        (0.09)       (5.79)        0.00        (2.77)
Net asset value, end of period                  $     9.44   $     8.93   $     8.61   $    11.85   $    22.20   $    16.58
Total return/2/                                       5.71%        3.72%      (26.68)%     (21.71)%      34.12%       (4.14)%
Ratios/supplemental data:
   Net assets, end of period (000s)             $   83,152   $   52,891   $   46,707   $   74,297   $  102,622   $  113,323
Ratios to average net assets/4/:
   Ratio of expenses to average net assets            1.40%        1.40%        1.40%        1.35%        1.35%        1.32%
   Ratio of net investment income (loss) to
    average net assets                               (1.13)%      (1.06)%      (0.68)%      (0.85)%      (1.14)%      (1.09)%
Portfolio turnover                                      47%         169%         152%         117%          93%          71%
Ratio of expenses to average net assets prior
 to waived fees and reimbursed expenses/3,4/          1.69%        1.53%        1.51%        1.36%        1.35%        1.32%

/1/  The Fund changed its fiscal year-end from June 30 to September 30.
/2/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
/3/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/4/  Ratios shown for periods of less than one year are annualized.


                                                     Stock Funds Prospectus   85

Montgomery Small Cap Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

-----------------------------------------------------------------------
FOR A SHARE OUTSTANDING
-----------------------------------------------------------------------
                                                CLASS B
                                                SHARES--COMMENCED
                                                ON JUNE 9, 2003
                                                -----------------------
                                                 Sept. 30,    June 30,
For the period ended:                             2003/1/       2003
                                                -----------------------
Net asset value, beginning of period            $     8.93   $     8.88
Income from investment operations:
   Net investment income (loss)                      (0.04)       (0.01)
   Net realized and unrealized gain (loss) on
    investments                                       0.52         0.06
Total from investment operations                      0.48         0.05
Less distributions:
   Dividends from net investment income               0.00         0.00
   Distributions from net realized gain               0.00         0.00
Total distributions                                   0.00         0.00
Net asset value, end of period                  $     9.41   $     8.93
Total return/2/                                       5.38%        0.56%
Ratios/supplemental data:
   Net assets, end of period (000s)             $      114   $       30
Ratios to average net assets/4/:
   Ratio of expenses to average net assets            2.15%        2.15%
   Ratio of net investment income (loss) to
    average net assets                               (1.88)%      (1.06)%
Portfolio turnover                                      47%         169%
Ratio of expenses to average net assets prior
 to waived fees and reimbursed expenses/3,4/          2.43%        2.28%

/1/  The Fund changed its fiscal year-end from June 30 to September 30.
/2/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/3/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/4/  Ratios shown for periods of less than one year are annualized.


86   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

-----------------------------------------------------------------------
FOR A SHARE OUTSTANDING
-----------------------------------------------------------------------
                                                CLASS C
                                                SHARES--COMMENCED
                                                ON JUNE 9, 2003
                                                -----------------------
                                                 Sept. 30,    June 30,
For the period ended:                             2003/1/       2003
                                                -----------------------
Net asset value, beginning of period            $     8.93   $     8.88
Income from investment operations:
   Net investment income (loss)                      (0.02)       (0.01)
   Net realized and unrealized gain (loss) on
    investments                                       0.51         0.06
Total from investment operations                      0.49         0.05
Less distributions:
   Dividends from net investment income               0.00         0.00
   Distributions from net realized gain               0.00         0.00
Total distributions                                   0.00         0.00
Net asset value, end of period                  $     9.42   $     8.93
Total return/2/                                       5.49%        0.56%
Ratios/supplemental data:
   Net assets, end of period (000s)             $       82   $       11
Ratios to average net assets/4/:
   Ratio of expenses to average net assets            2.15%        2.15%
   Ratio of net investment income (loss) to
    average net assets                               (1.91)%      (1.06)%
Portfolio turnover                                      47%         169%
Ratio of expenses to average net assets prior
 to waived fees and reimbursed expenses/3,4/          2.47%        2.28%

/1/  The Fund changed its fiscal year-end from June 30 to September 30.
/2/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/3/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/4/  Ratios shown for periods of less than one year are annualized.


                                                     Stock Funds Prospectus   87

SIFE Specialized Financial Services Fund
--------------------------------------------------------------------------------

     Portfolio Managers: Michael J. Stead; Douglas N. Pratt, CFA

     ---------------------------------------------------------------------------

     Investment Objective
     The SIFE Specialized Financial Services Fund seeks long-term capital appreciation.

     ---------------------------------------------------------------------------

     Investment Strategies
     We invest principally in equity securities of financial services companies (such as financial services holding companies, bank holding companies, commercial banks, savings and loan associations, brokerage companies, insurance companies, real estate-related companies, leasing companies, and consumer and industrial finance companies).

     In researching potential investments, we focus on companies that have capital growth potential because of favorable overall business prospects, the development of and demand for new products and services, undervalued assets and/or earnings potential, and favorable operating ratios, such as default rates, credit quality, and interest rate spreads.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal circumstances, we invest:

     . at least 80% of the Fund's assets in equity securities of financial services companies; and

     . in equity securities including common stocks, preferred stocks, warrants, convertible debt securities, ADRs (and similar investments) and shares of other mutual funds.

     ---------------------------------------------------------------------------

     Important Risk Factors
     The Fund is primarily subject to the "Equity Securities" risks described under "Common Risks for the Funds" on page 8. Because of the Fund's focus in the financial services sector, it will be more susceptible than funds that do not concentrate their investments to market and other conditions affecting a single group of industries.

     Financial services companies may be more greatly impacted by changing interest rates and/or economic conditions than the overall stock markets. Certain financial services companies are subject to greater regulation than other industries in the overall stock markets. For example, industries like banking, securities, and insurance are subject to special regulatory schemes not shared by other industries. Additionally, tighter government regulation of certain financial services companies in which the Fund invests may adversely affect the Fund by preventing such investments from realizing their growth potential. The increased sensitivity of the Fund's holdings, and therefore the Fund's NAV, to market and economic factors affecting the financial services sector may make the Fund more suitable for long-term investors. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 112. They are all important to your investment choice.


88   Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

SIFE Specialized Financial Services Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods ended September 30, and Deloitte & Touche LLP audited this information for the periods ended December 31. All of this performance information, along with the auditor's report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

----------------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
----------------------------------------------------------------------------------------------------------------------------
                                                CLASS A SHARES--COMMENCED ON JULY 2, 1962
                                                ----------------------------------------------------------------------------
                                                 Sept. 30,    Sept. 30,    Dec. 31,     Dec. 31,     Dec. 31,      Dec. 31,
For the period ended:                              2003        2002/1/       2001         2000         1999          1998
                                                ----------------------------------------------------------------------------
Net asset value, beginning of period            $     3.71   $     5.38   $     5.80   $     5.21   $     6.26   $      6.45
Income from investment operations:
   Net investment income (loss)                       0.03         0.04         0.06         0.08         0.07          0.07
   Net realized and unrealized gain (loss)
    on investments                                    0.56        (0.71)       (0.24)        0.96        (0.56)         0.24
Total from investment operations                      0.59        (0.67)       (0.18)        1.04        (0.49)         0.31
Less distributions:
   Dividends from net investment income              (0.04)       (0.04)       (0.06)       (0.08)       (0.07)        (0.07)
   Distributions from net realized gain               0.00        (0.96)       (0.18)       (0.37)       (0.49)        (0.43)
Total distributions                                  (0.04)       (1.00)       (0.24)       (0.45)       (0.56)        (0.50)
Net asset value, end of period                  $     4.26   $     3.71   $     5.38   $     5.80   $     5.21   $      6.26
Total return/2/                                      16.12%      (12.95)%       (2.9)%       21.0%        (8.5)%         5.1%
Ratios/supplemental data:
   Net assets, end of period (000s)             $  512,466   $  509,614   $  679,747   $  780,213   $  862,539   $ 1,132,041
Ratios to average net assets/3/:
   Ratio of expenses to average net assets            1.35%        1.34%        1.25%        1.25%        1.25%         1.25%
   Ratio of net investment income (loss) to
    average net assets                                0.82%        0.98%        1.15%        1.48%        1.07%         1.04%
Portfolio turnover                                     356%         187%          11%          16%          25%           31%
Ratios of expenses to average net assets prior
 to waived fees and reimbursed expenses/3,4/          1.59%        1.46%        1.25%        1.25%        1.25%         1.25%

/1/  The Fund changed its fiscal year-end from December 31 to September 30.
/2/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/3/  Ratios shown for periods of less than one year are annualized.
/4/ During each period, various fees and/or expenses were waived and/or reimbursed.The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


90   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
----------------------------------------------------------------------------------------------------------------------------
                                                CLASS B SHARES--COMMENCED ON MAY 1, 1997
                                                ----------------------------------------------------------------------------
                                                 Sept. 30,    Sept. 30,    Dec. 31,     Dec. 31,     Dec. 31,     Dec. 31,
For the period ended:                              2003        2002/1/       2001         2000         1999         1998
                                                ----------------------------------------------------------------------------
Net asset value, beginning of period            $     3.71   $     5.38   $     5.80   $     5.21   $     6.26   $      6.45
Income from investment operations:
   Net investment income (loss)                       0.00         0.00         0.01         0.03         0.00          0.00
   Net realized and unrealized gain (loss)
    on investments                                    0.56        (0.71)       (0.24)        0.96        (0.56)         0.24
Total from investment operations                      0.56        (0.71)       (0.23)        0.99        (0.56)         0.24
Less distributions:
   Dividends from net investment income              (0.02)        0.00        (0.01)       (0.03)        0.00          0.00
   Distributions from net realized gain               0.00        (0.96)       (0.18)       (0.37)       (0.49)        (0.43)
Total distributions                                  (0.02)       (0.96)       (0.19)       (0.40)       (0.49)        (0.43)
Net asset value, end of period                  $     4.25   $     3.71   $     5.38   $     5.80   $     5.21   $      6.26
Total return/2/                                      15.21%      (13.51)%       (3.9)%       19.8%        (9.4)%         4.1%
Ratios/supplemental data:
   Net assets, end of period (000s)             $   20,465   $   20,986   $   24,732   $   26,965   $   31,250   $    39,294
Ratios to average net assets/3/:
   Ratio of expenses to average net assets            2.10%        2.13%        2.25%        2.25%        2.25%         2.25%
   Ratio of net investment income (loss) to
    average net assets                                0.07%        0.17%        0.16%        0.50%        0.06%         0.00%
Portfolio turnover                                     356%         187%          11%          16%           25%          31%
Ratios of expenses to average net assets prior
 to waived fees and reimbursed expenses/3,4/          2.45%        2.48%        2.25%        2.25%        2.25%         2.25%


                                                     Stock Funds Prospectus   91

SIFE Specialized Financial Services Fund                    Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods ended September 30, and Deloitte & Touche LLP audited this information for the periods ended December 31. All of this performance information, along with the auditor's report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

----------------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
----------------------------------------------------------------------------------------------------------------------------
                                                CLASS C SHARES--COMMENCED ON MAY 1, 1997
                                                ----------------------------------------------------------------------------
                                                 Sept. 30,    Sept. 30,    Dec. 31,     Dec. 31,     Dec. 31,      Dec. 31,
For the period ended:                              2003        2002/1/       2001         2000         1999         1998
                                                ----------------------------------------------------------------------------
Net asset value, beginning of period            $     3.69   $     5.37   $     5.79   $     5.20   $     6.24   $      6.46
Income from investment operations:
   Net investment income (loss)                       0.00         0.00         0.01         0.02         0.00          0.00
   Net realized and unrealized gain (loss)
    on investments                                    0.56        (0.72)       (0.24)        0.96        (0.55)         0.21
Total from investment operations                      0.56        (0.72)       (0.23)        0.98        (0.55)         0.21
Less distributions:
   Dividends from net investment income              (0.02)        0.00        (0.01)       (0.02)        0.00          0.00)
   Distributions from net realized gain               0.00        (0.96)       (0.18)       (0.37)       (0.49)        (0.43)
Total distributions                                  (0.02)       (0.96)       (0.19)       (0.39)       (0.49)        (0.43)
Net asset value, end of period                  $     4.23   $     3.69   $     5.37   $     5.79   $     5.20   $      6.24
Total return/2/                                      15.30%      (13.77)%       (3.9)%       19.8%        (9.3)%         3.6%
Ratios/supplemental data:
   Net assets, end of period (000s)             $    1,937   $    1,793   $    2,071   $    2,139   $    3,197   $     3,551
Ratios to average net assets/3/:
   Ratio of expenses to average net assets            2.10%        2.13%        2.25%        2.25%        2.25%         2.25%
   Ratio of net investment income (loss) to
    average net assets                                0.07%        0.17%        0.16%        0.50%        0.06%         0.00%
Portfolio turnover                                     356%         187%          11%          16%          25%           31%
Ratios of expenses to average net assets prior
 to waived fees and reimbursed expenses/3,4/          2.55%        2.74%        2.25%        2.25%        2.25%         2.25%

/1/  The Fund changed its fiscal year-end from December 31 to September 30.
/2/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/3/  Ratios shown for periods of less than one year are annualized.
/4/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


92   Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Small Cap Growth Fund
--------------------------------------------------------------------------------

     Portfolio Managers:  Jerome "Cam" Philpott, CFA; Allen J. Ayvazian

     ---------------------------------------------------------------------------

     Investment Objective
     The Small Cap Growth Fund seeks long-term capital appreciation.

     ---------------------------------------------------------------------------

     Investment Strategies
     We actively manage a diversified portfolio of the common stocks of U.S. and foreign companies that we believe have above-average growth potential, or that may be involved in new or innovative products, services and processes. We focus our investment strategy on small-capitalization stocks.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal circumstances, we invest:

     . at least 80% of the Fund's assets in small-capitalization securities, which we define as securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization index whose range is expected to change frequently;

     . at least 65% of total assets in an actively managed, broadly diversified portfolio of growth-oriented common stocks;

     . in at least 20 common stock issues spread across multiple industry groups and sectors of the economy;

     . up to 40% of total assets in initial public offerings or recent start-ups and newer issues; and

     . up to 25% of total assets in foreign companies through ADRs and similar investments.

     ---------------------------------------------------------------------------

     Important Risk Factors
     The Fund is primarily subject to the risks described under "Common Risks for the Funds" on page 8. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 112. These considerations are all important to your investment choice.


94   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

----------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
----------------------------------------------------------------------------------------------------------------
                                             CLASS A SHARES--COMMENCED ON
                                             SEPTEMBER 16, 1996
                                             -------------------------------------------------------------------
                                              Sept. 30,     Sept. 30,     Sept. 30,     Sept. 30,     Sept. 30,
For the period ended:                            2003          2002          2001          2000          1999
                                             -------------------------------------------------------------------
Net asset value, beginning of period         $      9.72   $     13.23   $     43.48   $     26.23   $     17.86
Income from investment operations:
   Net investment income (loss)                    (0.13)        (0.15)        (0.17)        (0.08)        (0.18)
   Net realized and unrealized gain
    (loss) on investments                           3.38         (3.36)       (22.23)        19.88          9.99
Total from investment operations                    3.25         (3.51)       (22.40)        19.80          9.81
Less distributions:
   Dividends from net investment income             0.00          0.00          0.00          0.00          0.00
   Distributions from net realized gain             0.00         (7.85)        (2.55)        (1.44)         0.00
Total distributions                                 0.00         (7.85)        (2.55)        (1.44)         0.00
Net asset value, end of period               $     12.97   $      9.72   $     13.23   $     43.48   $     26.23
Total return/1/                                    33.44%       (26.53)%      (59.99)%       81.03%        58.81%
Ratios/supplemental data:
   Net assets, end of period (000s)          $    55,862   $    74,937   $   101,201   $   203,164        16,662
Ratios to average net assets:
   Ratio of expenses to average net assets          1.43%         1.40%         1.36%         1.29%         1.35%
   Ratio of net investment income (loss)
    to average net assets                          (1.03)%       (1.06)%       (0.86)%       (0.78)%       (0.92)%
Portfolio turnover                                   201%          221%          250%          263%          249%
Ratio of expenses to average net assets
 prior to waived fees and reimbursed
 expenses/2/                                        1.85%         1.74%         1.61%         1.86%         1.53%/2/

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


                                                     Stock Funds Prospectus   95

Small Cap Growth Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

----------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
----------------------------------------------------------------------------------------------------------------
                                             CLASS B SHARES--COMMENCED ON
                                             SEPTEMBER 16, 1996
                                             -------------------------------------------------------------------
                                              Sept. 30,     Sept. 30,     Sept. 30,     Sept. 30,     Sept. 30,
For the period ended:                            2003          2002          2001          2000          1999
                                             -------------------------------------------------------------------
Net asset value, beginning of period         $      9.33   $     12.78   $     42.33   $     25.72   $     17.64
Income from investment operations:
   Net investment income (loss)                    (0.38)        (0.23)        (0.26)        (0.14)        (0.36)
   Net realized and unrealized gain
    (loss) on investments                           3.39         (3.22)       (21.66)        19.25          9.86
Total from investment operations                    3.01         (3.45)       (21.92)        19.11          9.50
Less distributions:
   Dividends from net investment income             0.00          0.00          0.00          0.00          0.00
   Distributions from net realized gain             0.00          0.00         (7.63)        (2.50)        (1.42)
Total distributions                                 0.00          0.00         (7.63)        (2.50)        (1.42)
Net asset value, end of period               $     12.34   $      9.33   $     12.78   $     42.33   $     25.72
Total return/1/                                    32.26%       (27.00)%      (60.30)%       79.74%        57.66%
Ratios/supplemental data:
   Net assets, end of period (000s)          $    27,842   $    28,360   $    44,832   $   116,520   $    18,718
Ratios to average net assets:
   Ratio of expenses to average net
    assets                                          2.18%         2.15%         2.10%         2.04%         2.09%
   Ratio of net investment income (loss)
    to average net assets                          (1.78)%       (1.81)%       (1.60)%       (1.53)%       (1.67)%
Portfolio turnover                                   201%          221%          250%          263%          249%
Ratio of expenses to average net assets
 prior to waived fees and reimbursed
 expenses/2/                                        3.11%         3.04%         2.32%         2.72%         2.29%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


96   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
----------------------------------------------------------------------------------------------------------------
                                             CLASS C SHARES--COMMENCED ON
                                             DECEMBER 15, 1997
                                             -------------------------------------------------------------------
                                              Sept. 30,     Sept. 30,     Sept. 30,     Sept. 30,     Sept. 30,
For the period ended:                            2003          2002          2001          2000          1999
                                             -------------------------------------------------------------------
Net asset value, beginning of period         $      9.32   $     12.77   $     42.31   $     25.71   $     17.63
Income from investment operations:
   Net investment income (loss)                    (0.24)        (0.25)        (0.27)        (0.08)        (0.39)
   Net realized and unrealized gain
    (loss) on investments                           3.25         (3.20)       (21.64)        19.18          9.89
Total from investment operations                    3.01         (3.45)       (21.91)        19.10          9.50
Less distributions:
   Dividends from net investment income             0.00          0.00          0.00          0.00          0.00
   Distributions from net realized gain             0.00          0.00         (7.63)        (2.50)        (1.42)
Total distributions                                 0.00          0.00         (7.63)        (2.50)        (1.42)
Net asset value, end of period               $     12.33   $      9.32   $     12.77   $     42.31   $     25.71
Total return/1/                                    32.30%       (27.02)%      (60.31)%       79.72%        57.69%
Ratios/supplemental data:
   Net assets, end of period (000s)          $     9,356   $     7,742   $    10,856   $    28,018   $     1,711
Ratios to average net assets:
   Ratio of expenses to average net
    assets                                          2.18%         2.15%         2.10%         2.04%         2.10%
   Ratio of net investment income (loss)
    to average net assets                          (1.78)%       (1.81)%       (1.60)%       (1.53)%       (1.68)%
Portfolio turnover                                   201%          221%          250%          263%          249%
Ratio of expenses to average net assets
 prior to waived fees and reimbursed
 expenses/2/                                        2.74%         2.66%         2.18%         2.44%         2.68%


                                                     Stock Funds Prospectus   97

Small Company Growth Fund
--------------------------------------------------------------------------------

     Portfolio Managers:  Robert B. Mersky, CFA; Paul E. von Kuster, CFA; Daniel
     J. Hagen, CFA

     ---------------------------------------------------------------------------

     Investment Objective
     The Small Company Growth Fund seeks to provide long-term capital appreciation by investing in smaller domestic companies.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and investment strategies. In selecting securities for the Fund, we seek to identify companies that either are rapidly growing (usually with relatively short operating histories) or emerging from a period of dramatic change. These changes may involve a sharp increase in earnings, the hiring of new management or other measures taken to narrow the gap between share price and takeover/asset value. We focus the Fund's investment strategy on small-capitalization stocks.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal circumstances, we invest:

     . at least 80% of the Fund's assets in small-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or less;

     . up to 20% of the Fund's assets in securities of companies considered to be mid-capitalization; and

     . up to 10% of total assets in securities of foreign companies through ADRs and similar investments.

     We will not invest more than 10% of total assets in the securities of a single issuer. We may invest in additional master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

     ---------------------------------------------------------------------------

     Important Risk Factors
     The Fund is primarily subject to the risks described under "Common Risks for the Funds" on page 8. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 112. These considerations are all important to your investment choice.


98   Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Small Company Growth Fund
--------------------------------------------------------------------------------

The table below shows the financial performance of the Institutional Class shares of the Fund. This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
------------------------------------------------------------------------------------
                                             INSTITUTIONAL CLASS SHARES--COMMENCED
                                             ON NOVEMBER 11, 1994
                                             ---------------------------------------
                                              Sept. 30,     Sept. 30,     Sept. 30,
For the period ended:                            2003          2002         2001
                                             ---------------------------------------
Net asset value, beginning of period         $     17.35   $     21.73   $     36.22
Income from investment operations:
   Net investment income (loss)                    (0.13)        (0.16)        (0.10)
   Net realized and unrealized gain
    (loss) on investments                           6.65         (4.22)        (7.26)
Total from investment operations                    6.52         (4.38)        (7.36)
Less distributions:
   Dividends from net investment income             0.00          0.00          0.00
   Distributions from net realized gain             0.00          0.00         (7.13)
Total from distributions                            0.00          0.00          0.00
Net asset value, end of period               $     23.87   $     17.35   $     21.73
Total return/4/                                    37.58%       (20.16)%      (23.33)%
Ratios/supplemental data:
    Net assets, end of period (000s)         $   432,328   $   329,964   $   431,695
Ratios to average net assets/6/:
   Ratio of expenses to average net
    assets/2/                                       1.21%         1.22%         1.21%
   Ratio of net investment income (loss)
    to average net assets                          (0.65)%       (0.68)%       (0.44)%
Portfolio turnover/3/                                163%          169%          206%
Ratio of expenses to average net assets
 prior to waived fees and reimbursed
 expenses/2,5,6/                                    1.34%         1.25%         1.21%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.
/4/ Total returns do not include any sales charges, and would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/6/  Ratios shown for periods of less than one year are annualized.


100  Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
------------------------------------------------------------------------------------
                                             INSTITUTIONAL CLASS SHARES--COMMENCED
                                             ON NOVEMBER 11, 1994
                                             ---------------------------------------
                                              Sept. 30,     Sept. 30,      May 31,
                                                 2000        1999/1/         1999
                                             ---------------------------------------
Net asset value, beginning of period         $     27.03   $     27.44   $     33.69
Income from investment operations:
   Net investment income (loss)                    (0.22)        (0.05)        (0.15)
   Net realized and unrealized gain
    (loss) on investments                           9.41         (0.36)        (3.67)
Total from investment operations                    9.19         (0.41)        (3.82)
Less distributions:
   Dividends from net investment income             0.00          0.00          0.00
   Distributions from net realized gain             0.00          0.00         (2.43)
Total from distributions                            0.00          0.00         (2.43)
Net asset value, end of period               $     36.22   $     27.03   $     27.44
Total return/4/                                    34.00%        (1.49)%      (10.72)%
Ratios/supplemental data:
   Net assets, end of period (000s)          $   603,584   $   515,292   $   557,516
Ratios to average net assets/6/:
   Ratio of expenses to average net
    assets/2/                                       1.25%         1.25%         1.25%
   Ratio of net investment income (loss)
     to average net assets                         (0.59)%       (0.52)%       (0.52)%
Portfolio turnover/3/                                203%           55%          154%
Ratio of expenses to average net assets
 prior to waived fees and reimbursed
 expenses/2,5,6/                                    1.27%         1.30%         1.30%


                                                     Stock Funds Prospectus  101

Small Company Value Fund
--------------------------------------------------------------------------------

     Portfolio Managers: Tasso H. Coin, Jr., CFA; Douglas G. Pugh, CFA

     ---------------------------------------------------------------------------

     Investment Objective
     The Small Company Value Fund seeks to provide long-term capital appreciation.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and investment strategies. We focus the Fund's investment strategy on small-capitalization stocks.

     In making investment decisions for the Fund, we identify the least expensive small cap stocks across different sectors. To narrow the universe of possible candidates, we use a proprietary, quantitative screening process to emphasize companies exhibiting traditional value characteristics and to rank stocks within each sector based on these criteria. The valuation analysis allows us to focus our fundamental research efforts on the stocks that we believe are the most undervalued relative to their respective small cap peer group. We analyze each company's fundamental operating characteristics (such as price/earnings ratios, cash flows, company operations including company prospects and profitability) to identify those companies that are the most promising within their peer group based on factors that have historically determined subsequent outperformance for a given sector. Fundamental research is primarily conducted through financial statement analysis and meetings with company management, however, third-party research is also used for due diligence purposes. The portfolio seeks capital appreciation through stock selection, while minimizing volatility by maintaining broad exposure to the sectors represented by the Russell 2000 Value Index.

     Under normal circumstances, we invest at least 80% of the Fund's assets in small-capitalization securities, which we define as securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization index whose range is expected to change frequently. We may invest in additional master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

     ---------------------------------------------------------------------------
     Important Risk Factors
     The Fund is primarily subject to the "Equity Securities" and "Small Company Securities" risks described under "Common Risks for the Funds" on page 8.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 112. These considerations are all important to your investment choice.


102  Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

------------------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
------------------------------------------------------------------------------------------------------------------------------
                                             CLASS A SHARES--COMMENCED   CLASS B SHARES--COMMENCED   CLASS C SHARES--COMMENCED
                                             ON JANUARY 31, 2002         ON JANUARY 31, 2002         ON AUGUST 30, 2002
                                             ---------------------------------------------------------------------------------
                                              Sept. 30,     Sept. 30,     Sept. 30,     Sept. 30,     Sept. 30,     Sept. 30,
For the period ended:                            2003          2002          2003          2002          2003          2002
                                             ---------------------------------------------------------------------------------
Net asset value, beginning of period         $      8.43   $     10.00          8.38%  $     10.00   $      8.38   $      9.05
Income from investment operations:
   Net investment income (loss)                     0.00          0.00         (0.06)        (0.03)        (0.04)         0.00
   Net realized and unrealized gain
    (loss) on investments                           3.13         (1.57)         3.09         (1.59)         3.07         (0.67)
Total from investment operations                    3.13         (1.57)         3.03         (1.62)         3.03         (0.67)
Less distributions:
   Dividends from net investment income             0.00          0.00          0.00          0.00          0.00          0.00
   Distributions from net realized gain             0.00          0.00          0.00          0.00          0.00          0.00
Total distributions                                 0.00          0.00          0.00          0.00          0.00          0.00
Net asset value, end of period               $     11.56   $      8.43   $     11.41   $      8.38   $     11.41   $      8.38
Total return/1/                                    37.20%       (15.70)%       36.23%       (16.20)%       36.23%        (7.40)%
Ratios/supplemental data:
   Net assets, end of period (000s)          $     8,783   $     4,276   $     7,520   $     4,860   $     1,497   $        59
Ratios to average net assets/3/:
   Ratio of expenses to average net                 1.43%         1.38%         2.18%         2.14%         2.18%         2.20%
    assets/4/
   Ratio of net investment income
    (loss) to average net assets                    0.06%         0.00%        (0.67)%       (0.74)%       (0.80)%        0.68%
Portfolio turnover/5/                                 80%           98%           80%           98%           80%           98%
Ratio of expenses to average net assets
 prior to waived fees and reimbursed
 expenses/2,3,4/                                    1.43%         2.32%         2.18%         3.46%         2.18%         7.48%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/3/  Ratios shown for periods of less than one year are annualized.
/4/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/5/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.


                                                     Stock Funds Prospectus  103

Specialized Health Sciences Fund
--------------------------------------------------------------------------------

     Portfolio Managers:   Michael Dauchot, M.D. is the lead portfolio manager
                           and is supported by RCM Capital Management LLC's
                           Health Care Team.

     ---------------------------------------------------------------------------

     Investment Objective
     The Specialized Health Sciences Fund seeks long-term capital appreciation.

     ---------------------------------------------------------------------------

     Investment Strategies
     We seek long-term capital appreciation by investing principally in equity securities of U.S. and foreign health sciences companies. We invest in equity securities of health sciences companies based in at least three countries, including the U. S. We define health sciences companies as those with revenues primarily generated by health care, medicine and life sciences products and services. This would include pharmaceutical, biochemical, biotechnology, health care facilities, health care service and medical device companies. We currently expect the majority of the Fund's foreign investments to be in companies organized or headquartered in countries of Western Europe and Japan. The Fund concentrates its investments in the health sciences sector, and because we retain the flexibility to invest in a relatively small number of stocks, the Fund also is considered to be non-diversified.

     We evaluate the fundamental value and prospects for growth of individual companies and focus on health care companies that we expect will have higher than average rates of growth and strong potential for capital appreciation. We develop forecasts of economic growth, inflation, and interest rates that we use to identify regions and individual countries that are likely to offer the best investment opportunities.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal circumstances, we invest:

     . at least 80% of the Fund's assets in securities of health sciences companies;

     .  up to 30% of total assets in foreign investments;

     . up to 15% of total assets in equity securities of issuers with market capitalizations below $100 million at the time of purchase; and

     . principally in equity securities including common stocks, and preferred stocks, and in warrants, convertible debt securities, ADRs (and similar investments), shares of other mutual funds, and regular shares of foreign companies traded and settled on U.S. exchanges and over-the-counter markets.


104  Stock Funds Prospectus

--------------------------------------------------------------------------------

     Important Risk Factors
     The Fund is primarily subject to the risks described under "Common Risks for the Funds" on page 8. The Fund concentrates its investments in the health sciences sector. Because of its focus in the health sciences sector, it will be more susceptible than funds that do not concentrate their investments to market and other conditions affecting a single group of industries. The health sciences sector is rapidly changing and may be impacted by such factors as government regulation, uncertain demand and the risk that products may become obsolete. Such changes may negatively affect the performance of Fund investments. Non-diversified funds are more susceptible to financial, market or economic events affecting the particular issuers in which they invest. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 112. These considerations are all important to your investment choice.


                                                     Stock Funds Prospectus  105

Specialized Health Sciences Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

----------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
----------------------------------------------------------------------------
                                        CLASS A SHARES--COMMENCED
                                        ON APRIL 2, 2001
                                        ------------------------------------
                                         Sept. 30,    Sept. 30,    Sept. 30,
For the period ended:                      2003         2002         2001
                                        ------------------------------------
Net asset value, beginning of period    $     7.81   $     9.70   $    10.00
Income from investment operations:
   Net investment income (loss)              (0.08)       (0.10)       (0.03)
   Net realized and unrealized gain
    (loss) on investments                     1.78        (1.79)       (0.27)
Total from investment operations              1.70        (1.89)       (0.30)
Less distributions:
   Dividends from net investment
    income                                    0.00         0.00         0.00
   Distributions from net realized
    gain                                      0.00         0.00         0.00
Total distributions                           0.00         0.00         0.00
Net asset value, end of period          $     9.51   $     7.81   $     9.70
Total return/1/                              21.77%      (19.48)%      (3.00)%
Ratios/supplemental data:
   Net assets, end of period (000s)     $   12,805   $   12,217   $   12,331
Ratios to average net assets/3/:
   Ratio of expenses to average net
    assets                                    1.65%        1.65%        1.65%
   Ratio of net investment income
    (loss) to average net assets             (1.02)%      (1.07)%      (0.95)%
Portfolio turnover                             150%         138%          48%
Ratio of expenses to average net
 assets prior to waived fees and
 reimbursed expenses/2,3/                     2.25%        1.92%        2.66%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/3/  Ratios shown for periods of less than one year are annualized.


106  Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

                                            ---------------------------------------------------------------------------
                                            CLASS B SHARES--COMMENCED              CLASS C SHARES--COMMENCED
                                            ON APRIL 2, 2001                       ON APRIL 2, 2001
                                            ---------------------------------------------------------------------------
                                             Sept. 30,    Sept. 30,    Sept. 30,    Sept. 30,    Sept. 30,    Sept. 30,
For the period ended:                          2003         2002         2001         2003         2002         2001
                                            ---------------------------------------------------------------------------
Net asset value, beginning of period        $     7.72   $     9.66   $    10.00   $     7.73   $     9.66   $    10.00
Income from investment operations:
   Net investment income (loss)                  (0.16)       (0.17)       (0.06)       (0.16)       (0.18)       (0.06)
   Net realized and unrealized gain (loss)
    on investments                                1.76        (1.77)       (0.28)        1.76        (1.75)       (0.28)
Total from investment operations                  1.60        (1.84)       (0.34)        1.60        (1.93)       (0.34)
Less distributions:
   Dividends from net investment income           0.00         0.00         0.00         0.00         0.00         0.00
   Distributions from net realized gain           0.00         0.00         0.00         0.00         0.00         0.00
Total distributions                               0.00         0.00         0.00         0.00         0.00         0.00
Net asset value, end of period              $     9.32   $     7.72   $     9.66   $     9.33   $     7.73   $     9.66
Total return/1/                                  20.73%      (20.08)%      (3.40)%      20.70%      (19.98)%      (3.40)%
Ratios/supplemental data:
   Net assets, end of period (000s)         $   17,150   $   15,576   $   16,320   $    2,323   $    2,051   $    2,277
Ratios to average net assets/3/:
   Ratio of expenses to average net assets        2.40%        2.40%        2.40%        2.40%        2.40%        2.40%
   Ratio of net investment income (loss)
    to average net assets                        (1.77)%      (1.82)%      (1.67)%      (1.77)%      (1.82)%      (1.71)%
Portfolio turnover                                 150%         138%          48%         150%         138%          48%
Ratio of expenses to average net assets
 prior to waived fees and reimbursed
 expenses/2,3/                                    3.06%        2.87%        3.46%        3.18%        3.03%        3.99%


                                                     Stock Funds Prospectus  107

Specialized Technology Fund
--------------------------------------------------------------------------------

     Portfolio Managers: Walter C. Price, Jr., CFA; Huachen Chen, CFA

     ---------------------------------------------------------------------------

     Investment Objective
     The Specialized Technology Fund seeks long-term capital appreciation by investing in domestic and foreign equity securities of technology companies.

     ---------------------------------------------------------------------------

     Investment Strategies
     We invest principally in equity securities of technology companies worldwide. We define technology companies as those with revenues primarily generated by technology products and services, such as computer, software, communications equipment and services, semi-conductor, healthcare, biotechnology and defense and aerospace. We concentrate the Fund's investments in the technology sector, and because we retain the flexibility to invest in a relatively small number of stocks, the Fund is also considered to be non-diversified.

     We evaluate the fundamental value and prospects for growth of individual companies and focus on technology companies that we expect will have higher than average rates of growth and strong potential for capital appreciation. We develop forecasts of economic growth, inflation, and interest rates that we use to identify regions and individual countries that are likely to offer the best investment opportunities.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal circumstances, we invest:

     . at least 80% of the Fund's assets in securities of technology companies;

     .    up to 50% of total assets in foreign securities;

     . up to 25% of total assets in any one foreign country, although investments in Japan may exceed this limitation;

     . primarily in issuers with average market capitalizations of $500 million or more, although we may invest up to 15% of total assets in equity securities of issuers with market capitalizations below $100 million; and

     . principally in equity securities including common stocks, preferred stocks, warrants, convertible debt securities, ADRs (and similar investments), shares of other mutual funds, and regular shares of foreign companies traded and settled on U.S. exchanges and over-the-counter markets.

     We may hedge the portfolio's foreign currency exposure by purchasing or selling foreign currency futures and foreign currency forward contracts.


108  Stock Funds Prospectus

--------------------------------------------------------------------------------

     Important Risk Factors
     The Fund is primarily subject to the risks described under "Common Risks for the Funds" on page 8. The Fund concentrates its investments in securities of technology and technology-related companies. Because we focus the Fund's investments in technology companies, the Fund will be more susceptible than funds that do not concentrate their investments to market and other conditions affecting technology companies. The technology sector is rapidly changing and may be impacted by such factors as government regulation, uncertain demand and the risk that products may become obsolete. Such changes may negatively affect the performance of Fund investments. In the past, technology common stocks have experienced extreme price and volume fluctuations that have often been unrelated to the operating performance of such companies, and a portfolio invested in these securities has a higher degree of risk associated with it than more broadly invested equity funds. Non-diversified funds are more susceptible to financial, market or economic events affecting the particular issuers and industry sectors in which it invests. Significant losses may result from lack of depth of management, inability to generate funds necessary for growth or potential development, and competition from larger or more established companies. Smaller or newer companies may have more limited trading markets, and may be subject to wide price fluctuations.

     Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 112. These considerations are all important to your investment choice.


                                                     Stock Funds Prospectus  109

Specialized Technology Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                            CLASS A SHARES--COMMENCED
                                            ON SEPTEMBER 18, 2000
                                            -------------------------------------------------
                                             Sept. 30,    Sept. 30,    Sept. 30,    Sept. 30,
For the period ended:                          2003         2002         2001          2000
                                            -------------------------------------------------
Net asset value, beginning of period        $     2.23   $     3.02   $    10.11   $    10.00
Income from investment operations:
   Net investment income (loss)                   0.02        (0.06)       (0.02)        0.00
   Net realized and unrealized gain (loss)
    on investments                                1.68        (0.73)       (7.07)        0.11
Total from investment operations                  1.70        (0.79)       (7.09)        0.11
Less distributions:
   Dividends from net investment income           0.00         0.00         0.00         0.00
   Distributions from net realized gain           0.00         0.00         0.00         0.00
Total distributions                               0.00         0.00         0.00         0.00
Net asset value, end of period              $     3.93   $     2.23   $     3.02   $    10.11
Total return/1/                                  76.23%      (26.16)%     (70.13)%       1.10%
Ratios/supplemental data:
   Net assets, end of period (000s)         $  110,730   $   13,559   $   22,946   $   42,626
Ratios to average net assets/3/:
   Ratio of expenses to average net assets        1.75%        1.75%        1.75%        1.75%
   Ratio of net investment income (loss)
    to average net assets                        (1.45)%      (1.37)%      (0.47)%      (0.13)%
Portfolio turnover                                 276%         388%         773%           7%
Ratio of expenses to average net assets
 prior to waived fees and reimbursed
 expenses/2,3/                                    1.98%        2.47%        2.00%        2.02%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/3/  Ratios shown for periods of less than one year are annualized.


110  Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

                                            CLASS B SHARES--COMMENCED
                                            ON SEPTEMBER 18, 2000
                                            -------------------------------------------------
                                             Sept. 30,    Sept. 30,    Sept. 30,    Sept. 30,
For the period ended:                          2003         2002         2001          2000
                                            -------------------------------------------------
Net asset value, beginning of period        $     2.19   $     3.00   $    10.11   $    10.00
Income from investment operations:
   Net investment income (loss)                  (0.06)       (0.08)       (0.06)        0.00
   Net realized and unrealized gain (loss)
    on investments                                1.72        (0.73)       (7.05)        0.11
Total from investment operations                  1.66        (0.81)       (7.11)        0.11
Less distributions:
   Dividends from net investment income           0.00         0.00         0.00         0.00
   Distributions from net realized gain           0.00         0.00         0.00         0.00
Total distributions                               0.00         0.00         0.00         0.00
Net asset value, end of period              $     3.85   $     2.19   $     3.00   $    10.11
Total return/1/                                  75.80%      (27.00)%     (70.33)%       1.10%
Ratios/supplemental data:
   Net assets, end of period (000s)         $   31,758   $   20,949   $   34,218   $   52,958
Ratios to average net assets/3/:
   Ratio of expenses to average net assets        2.50%        2.50%        2.50%        2.50%
   Ratio of net investment income (loss)
    to average net assets                        (2.10)%      (2.12)%      (1.24)%      (0.88)%
Portfolio turnover                                 276%         388%         773%           7%
Ratio of expenses to average net assets
 prior to waived fees and reimbursed
 expenses/2,3/                                    3.08%        3.46%        2.72%        2.77%

                                            CLASS C SHARES--COMMENCED
                                            ON SEPTEMBER 18, 2000
                                            -------------------------------------------------
                                             Sept. 30,    Sept. 30,    Sept. 30,    Sept. 30,
For the period ended:                          2003         2002         2001          2000
                                            -------------------------------------------------
Net asset value, beginning of period        $     2.19   $     3.00   $    10.11   $    10.00
Income from investment operations:
   Net investment income (loss)                  (0.06)       (0.08)       (0.06)        0.00
   Net realized and unrealized gain (loss)
    on investments                                1.71        (0.73)       (7.05)        0.11
Total from investment operations                  1.65        (0.81)       (7.11)        0.11
Less distributions:
   Dividends from net investment income           0.00         0.00         0.00         0.00
   Distributions from net realized gain           0.00         0.00         0.00         0.00
Total distributions                               0.00         0.00         0.00         0.00
Net asset value, end of period              $     3.84   $     2.19   $     3.00   $    10.11
Total return/1/                                  75.34%      (27.00)%     (70.33)%       1.10%
Ratios/supplemental data:
   Net assets, end of period (000s)         $    7,076   $    4,295   $    7,320   $   14,176
Ratios to average net assets/3/:
   Ratio of expenses to average net assets        2.50%        2.50%        2.50%        2.50%
   Ratio of net investment income (loss)
    to average net assets                        (2.10)%      (2.12)%      (1.22)%      (0.90)%
Portfolio turnover                                 276%         388%         773%           7%
Ratio of expenses to average net assets
 prior to waived fees and reimbursed
 expenses/2,3/                                    2.91%        3.16%        2.66%        2.77%


                                                     Stock Funds Prospectus  111

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

     Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

     Each Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, to maintain liquidity. Each Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

     Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the "Summary of Important Risks" section on page 8. Other risks of mutual fund investing include the following:

     . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

     .    We cannot guarantee that a Fund will meet its investment objective.

     . We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

     . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

     . An investment in a single Fund, by itself, does not constitute a complete investment plan.

     . The Montgomery Emerging Markets Focus Fund, Montgomery Mid Cap Growth Fund, Montgomery Small Cap Fund, SIFE Specialized Financial Services Fund, Small Cap Growth Fund, Specialized Health Sciences Fund and Specialized Technology Fund, employ an active trading investment strategy that results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

     . The Funds that invest in smaller companies, foreign companies (including investments made through ADRs and similar investments) and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund's investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

     . Certain Funds may use various derivative instruments, such as options or futures contracts. The term "derivatives" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.


112  Stock Funds Prospectus

--------------------------------------------------------------------------------

     What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

     Concentration Risk--The risk that investing portfolio assets in a single industry or industries exposes the portfolio to greater loss from adverse changes affecting the industry.

     Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

     Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

     Emerging Market Risk--The additional risks associated with emerging markets, as defined in the glossary, including that they may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

     Foreign Investment Risk--The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign investments may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

     Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

     Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

     Market Risk--The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

     Non-Diversification Risk--The risk that, because the percentage of a non-diversified fund's assets invested in the securities of a single issuer is not limited by the 1940 Act, greater investment in a single issuer makes a fund more susceptible to financial, economic or market events impacting the issuer. (A "diversified" investment company is required by the 1940 Act, generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer).


                                                     Stock Funds Prospectus  113

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

     Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

     Small Company Investment Risk--The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more dramatically in response to selling pressure.

     In addition to the general risks discussed above and under "Summary of Important Risks," you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.


114  Stock Funds Prospectus

--------------------------------------------------------------------------------

Investment Practice/Risk
The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices.

Remember, each Fund is designed to meet different investment needs and objectives.

                                                                  DIVERSIFIED   EQUITY   EQUITY            GROWTH   INTERNATIONAL
                                                                    EQUITY      INCOME   INDEX    GROWTH   EQUITY      EQUITY
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                       PRINCIPAL RISK(S)
---------------------------------------------------------------------------------------------------------------------------------
Borrowing Policies
The ability to borrow money for           Leverage Risk                X          X        X        X        X            X
temporary purposes (e.g. to meet
shareholder redemptions).

Emerging Market Securities
Securities of companies based in          Emerging Market,             X                                     X            X
countries considered developing or to     Foreign Investment,
have "emerging" stock markets.            Regulatory, Liquidity
Generally, these securities have the      and Currency Risk
same type of risks as foreign
securities, but to a higher degree.

Foreign Securities
Equity securities issued by a non-U.S.    Foreign Investment,          X                            X        X            X
company, which may be in the form of an   Regulatory, Liquidity
ADR or similar investment.                and Currency Risk

Forward Commitment, When-Issued and
Delayed Delivery Transactions
Securities bought or sold for delivery    Interest Rate,
at a later date or sold for a fixed       Leverage or bought
price at a fixed date.                    and Credit Risk

Illiquid Securities
A security which may not be sold or       Liquidity  Risk              X          X                 X        X            X
disposed of in the ordinary course of
business within seven days at the value
determined by the Fund. Limited to 15%
of net assets.

Loans of Portfolio Securities
The practice of loaning securities to     Counter-Party  and           X          X        X        X        X            X
brokers, dealers financial institutions   and Leverage Risk
to increase returns on those
securities. Loans may be made up to
1940 Act limits (currently one-third of
total assets, including the value of
the collateral received).

                                                                                MONOTGOMERY
                                                                       LARGE     EMERGING     MONOTGOMERY   MONOTGOMERY
                                             LARGE CAP      LARGE     COMPANY     MARKETS       MID CAP        SMALL
                                           APPRECIATION   CAP VALUE   GROWTH       FOCUS        GROWTH          CAP
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE
-----------------------------------------------------------------------------------------------------------------------
Borrowing Policies
The ability to borrow money for                 X             X          X           X             X             X
temporary purposes (e.g. to meet
shareholder redemptions).

Emerging Market Securities
Securities of companies based in                                                     X
countries considered developing or to
have "emerging" stock markets.
Generally, these securities have the
same type of risks as foreign
securities, but to a higher degree.

Foreign Securities
Equity securities issued by a non-U.S.                        X          X           X
company, which may be in the form of an
ADR or similar investment.

Forward Commitment, When-Issued and
Delayed Delivery Transactions
Securities bought or sold for delivery
at a later date or sold for a fixed
price at a fixed date.

Illiquid Securities
A security which may not be sold or             X             X          X           X             X             X
disposed of in the ordinary course of
business within seven days at the value
determined by the Fund. Limited to 15%
of net assets.

Loans of Portfolio Securities
The practice of loaning securities to           X             X          X           X             X             X
brokers, dealers financial institutions
to increase returns on those
securities. Loans may be made up to
1940 Act limits (currently one-third of
total assets, including the value of
the collateral received).

                                              SIFE
                                           SPECIALIZED    SMALL    SMALL     SMALL    SPECIALIZED
                                            FINANCIAL      CAP    COMPANY   COMPANY      HEALTH     SPECIALIZED
                                             SERVICES    GROWTH   GROWTH     VALUE      SCIENCES    TECHNOLOGY
---------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE
---------------------------------------------------------------------------------------------------------------
Borrowing Policies
The ability to borrow money for                 X           X        X         X           X             X
temporary purposes (e.g. to meet
shareholder redemptions).

Emerging Market Securities
Securities of companies based in                                                           X             X
countries considered developing or to
have "emerging" stock markets.
Generally, these securities have the
same type of risks as foreign
securities, but to a higher degree.

Foreign Securities
Equity securities issued by a non-U.S.                      X        X                     X             X
company, which may be in the form of an
ADR or similar investment.

Forward Commitment, When-Issued and
Delayed Delivery Transactions                               X
Securities bought or sold for delivery
at a later date or sold for a fixed
price at a fixed date.

Illiquid Securities
A security which may not be sold or             X           X        X         X           X             X
disposed of in the ordinary course of
business within seven days at the value
determined by the Fund. Limited to 15%
of net assets.

Loans of Portfolio Securities
The practice of loaning securities to           X           X        X         X           X             X
brokers, dealers financial institutions
to increase returns on those
securities. Loans may be made up to
1940 Act limits (currently one-third of
total assets, including the value of
the collateral received).


                                                     Stock Funds Prospectus  115

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

                                                                DIVERSIFIED   EQUITY   EQUITY            GROWTH   INTERNATIONAL
                                                                  EQUITY      INCOME   INDEX    GROWTH   EQUITY      EQUITY
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                       PRINCIPAL RISK(S)
-------------------------------------------------------------------------------------------------------------------------------
Options
The right to buy or sell a security       Leverage and               X          X        X        X
based on an agreed upon price at a        Liquidity Risk
specific time. Types of options used
may include: options on securities,
options on a stock index and options on
stock index futures to protect
liquidity and portfolio value.

Other Mutual Funds
Investments by the Fund in shares of      Market Risk                X          X        X        X        X            X
other mutual funds, which may cause
Fund shareholders to bear a pro rata
portion of the other fund's expenses,
in addition to the expenses paid by the
Fund.

Privately Issued Securities
Securities that are not publicly traded   Liquidity Risk             X          X        X        X        X            X
but which may or may not be resold in
accordance with Rule 144A under the
Securities Act of 1933.

Repurchase Agreements
A transaction in which the seller of a    Counter-Party Risk         X          X        X        X        X            X
security agrees to buy back a security
at an agreed upon time and price,
usually with interest.

Small Company Securities
Investments in small companies, which     Small Company
may be less liquid and more volatile      Investment, Market         X                                     X            X
than investments in larger companies.     and Liquidity Risk

                                                                                MONOTGOMERY
                                                                      LARGE      EMERGING     MONOTGOMERY   MONOTGOMERY
                                             LARGE CAP      LARGE     COMPANY     MARKETS       MID CAP        SMALL
                                           APPRECIATION   CAP VALUE   GROWTH       FOCUS        GROWTH          CAP
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE
-----------------------------------------------------------------------------------------------------------------------
Options
The right to buy or sell a security                           X                      X             X             X
based on an agreed upon price at a
specific time. Types of options used
may include: options on securities,
options on a stock index and options on
stock index futures to protect
liquidity and portfolio value.

Other Mutual Funds
Investments by the Fund in shares of            X             X          X           X             X             X
other mutual funds, which may cause
Fund shareholders to bear a pro rata
portion of the other fund's expenses,
in addition to the expenses paid by the
Fund.

Privately Issued Securities
Securities that are not publicly traded         X             X          X           X             X             X
but which may or may not be resold in
accordance with Rule 144A under the
Securities Act of 1933.

Repurchase Agreements
A transaction in which the seller of a          X             X          X           X             X             X
security agrees to buy back a security
at an agreed upon time and price,
usually with interest.

Small Company Securities
Investments in small companies, which                                                                            X
may be less liquid and more volatile
than investments in larger companies.

                                              SIFE
                                          SPECIALIZED   SMALL     SMALL     SMALL    SPECIALIZED
                                           FINANCIAL     CAP     COMPANY   COMPANY     HEALTH      SPECIALIZED
                                            SERVICES    GROWTH   GROWTH     VALUE     SCIENCES     TECHNOLOGY
--------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE
--------------------------------------------------------------------------------------------------------------
Options
The right to buy or sell a security            X                                          X             X
based on an agreed upon price at a
specific time. Types of options used
may include: options on securities,
options on a stock index and options on
stock index futures to protect
liquidity and portfolio value.

Other Mutual Funds
Investments by the Fund in shares of           X          X         X         X           X             X
other mutual funds, which may cause
Fund shareholders to bear a pro rata
portion of the other fund's expenses,
in addition to the expenses paid by the
Fund.

Privately Issued Securities
Securities that are not publicly traded        X          X                   X           X             X
but which may or may not be resold in
accordance with Rule 144A under the
Securities Act of 1933.

Repurchase Agreements
A transaction in which the seller of a         X          X         X         X           X             X
security agrees to buy back a security
at an agreed upon time and price,
usually with interest.

Small Company Securities
Investments in small companies, which                     X         X         X           X             X
may be less liquid and more volatile
than investments in larger companies.


116  Stock Funds Prospectus

Organization and Management of the Funds
--------------------------------------------------------------------------------

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the "Board") supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

--------------------------------------------------------------------------------
                                BOARD OF TRUSTEES
--------------------------------------------------------------------------------
                        Supervises the Funds' activities
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       INVESTMENT ADVISER                               CUSTODIAN
--------------------------------------------------------------------------------
Wells Fargo Funds Management, LLC         Wells Fargo Bank, N.A.
525 Market St.                            6th St. & Marquette
San Francisco, CA                         Minneapolis, MN

Manages the Funds' investment             Provides safekeeping for the Funds'
activities                                assets
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             INVESTMENT SUB-ADVISERS
--------------------------------------------------------------------------------
                                 Varies by Fund
                 Responsible for day-to-day portfolio management
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                            SHAREHOLDER
                                      TRANSFER               SERVICING
   ADMINISTRATOR                       AGENT                   AGENTS
--------------------------------------------------------------------------------
Wells Fargo Funds Management,    Boston Financial Data    Various Agents
LLC                              Services, Inc.
525 Market St.                   Two Heritage Dr.
San Francisco, CA                Quincy, MA

Manages the Funds' business      Maintains records of     Provide services
activities                       shares and supervises    to customers
                                 the paying of
                                 dividends
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   FINANCIAL SERVICES FIRMS AND SELLING AGENTS
--------------------------------------------------------------------------------
         Advise current and prospective shareholders on Fund investments
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  SHAREHOLDERS
--------------------------------------------------------------------------------


                                                     Stock Funds Prospectus  117

Organization and Management of the Funds
--------------------------------------------------------------------------------

     The Investment Adviser
     Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds' adviser is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under "Management Fees" in the front of this Prospectus. As of September 30, 2003, Funds Management managed over $72 billion in mutual fund assets.

     The Diversified Equity and Growth Equity Funds are gateway funds that invest in various master portfolios. Funds Management is entitled to receive an annual investment advisory fee of 0.25% of each Fund's average daily net assets for providing services to each Fund, including the determination of the asset allocations of each Fund's investments in the various master portfolios. Funds Management also acts as the adviser to, and is entitled to receive a fee from, each master portfolio.The total amount of investment advisory fees paid to Funds Management as a result of a Fund's investments varies depending on the Fund's allocation of assets among the various master portfolios.

     Dormant Investment Advisory Arrangements
     Under the investment advisory contract for the Equity Income, Large Cap Appreciation, Large Cap Value, Large Company Growth, Small Company Growth and Small Company Value Funds, Funds Management does not receive any compensation from the Funds as long as the Funds continue to invest, as they do today, substantially all of their assets in a single master portfolio. Under this current structure, Funds Management only receives an advisory fee from the master portfolio. If a Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of the Fund's average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund's investments in the various master portfolios.

     Under the investment advisory contract for all of the gateway Funds, Funds Management acts as investment adviser for gateway fund assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive any compensation under this agreement as long as a gateway fund invests substantially all of its assets in one or more master portfolios. If a gateway fund redeems assets from a master portfolio and invests them directly in a portfolio of securities, Funds Management receives an investment advisory fee from the gateway fund for the management of those assets.

     Each gateway fund has a similar "dormant" sub-advisory arrangement with some or all of the sub-advisers that advise the master portfolio(s) in which a gateway fund invests. Under these arrangements, if a gateway fund redeems assets from a master portfolio and invests them directly using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund's assets formerly invested in the master portfolio.

     Dormant Multi-Manager Structure
     The Board has adopted a dormant "multi-manager" structure for the Large Cap Value Fund, Montgomery Emerging Markets Focus and Montgomery Small Cap Funds. Under this structure, a Fund and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times,


118  Stock Funds Prospectus

--------------------------------------------------------------------------------

     recommend to the Board that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

     Applicable law generally requires a Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant "multi-manager" structure approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law.

     The Sub-Advisers
     Wells Capital Management Incorporated ("Wells Capital Management"), an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Equity Index, Growth, International Equity, Montgomery Emerging Markets Focus, Montgomery Mid Cap Growth, Montgomery Small Cap, SIFE Specialized Financial Services, and Small Cap Growth Funds, and in this capacity is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of September 30, 2003, Wells Capital Management managed assets aggregating in excess of $116 billion.

     Cadence Capital Management ("Cadence"), LSV Asset Management ("LSV"), Peregrine Capital Management, Inc. ("Peregrine"), Smith Asset Management Group, L.P. ("Smith Group"), Systematic Financial Management, L.P. ("Systematic"), and Wells Capital Management are investment sub-advisers to the master portfolios in which the gateway funds invest. In this capacity, the sub-advisers are responsible for the day-to-day investment management activities of the master portfolios.

     Cadence, a wholly owned subsidiary of Allianz A.G., located at 265 Franklin Street, Boston, MA 02110, is the investment sub-adviser for the Large Cap Appreciation Portfolio. Cadence is a registered investment adviser that provides investment management services to pension plans, endowments, mutual funds and individual investors. As of September 30, 2003, Cadence managed approximately $5.1 billion in assets.

     LSV, located at 1 North Wacker Drive, Suite 4000, Chicago, IL 60606 is the investment sub-adviser for the Overseas Portfolio. LSV is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans. As of September 30, 2003, LSV managed over $14.7 billion in assets.

     Peregrine, a wholly owned subsidiary of Wells Fargo & Company, located at LaSalle Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402, is the investment sub-adviser for the Large Company Growth, Small Company Growth and Small Company Value Portfolios. Peregrine is a registered investment advisor that provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) plans, foundations and endowments. As of September 30, 2003, Peregrine managed approximately $11.6 billion in assets.

     RCM Capital Management, LLC ("RCM"), wholly owned by RCM US Holdings LLC ("US Holdings"), is located at 4 Embarcadero Center, San Francisco, CA 94111. US Holdings is a registered investment adviser and is an indirect wholly owned subsidiary of Dresdner Bank AG, which, in turn is a wholly owned subsidiary of Allianz A.G. RCM is a registered investment adviser that provides investment


                                                     Stock Funds Prospectus  119

Organization and Management of the Funds
--------------------------------------------------------------------------------

     management services to the Specialized Health Sciences and Specialized Technology Funds. RCM is the sub-adviser for the Specialized Health Sciences and Specialized Technology Funds, and is responsible for the day-to-day investment management activities of the Funds. As of September 30, 2003, RCM and its affiliates managed over $48 billion in assets.

     Smith Group, located at 200 Crescent Court, Suite 850, Dallas, TX 75201, is the investment sub-adviser for the Disciplined Growth Portfolio. Smith Group is a registered investment adviser that provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net-worth individuals using a disciplined equity style. As of September 30, 2003, the Smith Group managed over $777 million in assets.

     Systematic, located at 300 Frank W. Burr Boulevard, Glenpointe East, Teaneck, NJ 07666 is the investment sub-adviser for the Large Cap Value Portfolio. Systematic is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans. As of September 30, 2003, Systematic managed over $5.7 billion in assets.

     Wells Capital Management is the sub-adviser for the Equity Income, Index, International Equity and Small Cap Index Portfolios.

     The sub-advisers are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser.

     The Administrator
     Funds Management provides the Funds with administrative services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund's business.

     Shareholder Servicing Plan
     We have a shareholder servicing plan for each Fund. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of 0.25% of its average daily net assets.

     The Transfer Agent
     Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Funds.


120  Stock Funds Prospectus

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--------------------------------------------------------------------------------

A Choice of Share Classes
--------------------------------------------------------------------------------

     After choosing a Fund, your next most important choice is which share class to buy. The following classes of shares are available through this
     Prospectus:

     . Class A Shares--with a front-end sales charge, volume reductions and lower ongoing expenses than Class B and Class C shares.

     . Class B Shares--with a contingent deferred sales charge ("CDSC") payable upon redemption that diminishes over time, and higher ongoing expenses than Class A shares.

     . Class C Shares--with a 1.00% CDSC on redemptions made within one year of purchase, and higher ongoing expenses than Class A shares.

     The choice among share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher ongoing expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.

     You may prefer instead to see "every dollar working" from the moment you invest. If so, then consider Class B or Class C shares. Please note that Class B shares convert to Class A shares after seven years to avoid the higher ongoing expenses assessed against Class B shares. Please see "Class B Share CDSC Schedule" below for further details.

     Class B shares are available for all the Funds in this Prospectus. Class C shares are available for all Funds except the Equity Index and Growth Funds. Class C shares are similar to Class B shares in that they have higher ongoing expenses than Class A shares. Unlike Class B shares, however, Class C shares do not convert to Class A shares. The higher ongoing expenses will be assessed as long as you hold the shares. The choice whether to purchase Class B or Class C shares may depend on how long you intend to hold the shares before redeeming them.

     Orders for Class B shares of $100,000 or more will be refused. For Class C shares, orders of $1,000,000 or more, including orders which because of a right of accumulation or letter of intent would qualify for the purchase of Class A shares without an initial sales charge, either will be treated as orders for Class A shares or will be refused.

     Please see the expenses listed for each Fund and the following sales charge schedules before making your decision. You should also review the "Reductions and Waivers of Sales Charges" section of the Prospectus. You may wish to discuss this choice with your financial consultant.

     Class A Share Sales Charge Schedule
     If you choose to buy Class A shares, you will pay the Public Offering Price ("POP") which is the NAV plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels," the POP is lower for these purchases.


122  Stock Funds Prospectus

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASS A SHARES HAVE THE FOLLOWING SALES CHARGE SCHEDULE:
--------------------------------------------------------------------------------
                         FRONT-END SALES   FRONT-END SALES
       AMOUNT              CHARGE AS %       CHARGE AS %
         OF                 OF PUBLIC       OF NET AMOUNT
      PURCHASE           OFFERING PRICE        INVESTED

Less than $50,000                   5.75%             6.10%
$50,000 to  $99,999                 4.75%             4.99%
$100,000 to $249,999                3.75%             3.90%
$250,000 to $499,999                2.75%             2.83%
$500,000 to $999,999                2.00%             2.04%
$1,000,000 and over/1/              0.00%             0.00%

/1/ We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. The CDSC percentage you pay on Class A shares purchased prior to February 1, 2004, is applied to the lower of the NAV of the shares on the date of original purchase or the NAV on the date of redemption. For shares purchased on or after February 1, 2004 the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

     Class B Share CDSC Schedule
     If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date, you will pay a CDSC based on how long you have held your shares. Certain exceptions apply (see "Class B and Class C Share CDSC Waivers" and "Waivers for Certain Parties"). The CDSC schedule is as follows:

------------------------------------------------------------------------------------------
CLASS B SHARES HAVE THE FOLLOWING CDSC SCHEDULE:
------------------------------------------------------------------------------------------
REDEMPTION WITHIN  1 YEAR  2 YEARS  3 YEARS  4 YEARS  5 YEARS  6 YEARS  7 YEARS   8 YEARS
CDSC                 5.00%    4.00%    3.00%    3.00%    2.00%    1.00%    0.00%  A shares

     The CDSC percentage you pay on shares purchased prior to June 9, 2003, is applied to the lower of the NAV of the shares on the date of the original purchase, or the NAV of the shares on the date of redemption. For shares purchased on or after June 9, 2003, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

     To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). After shares are held for six years, the CDSC expires. After shares are held for seven years, the Class B shares are converted to Class A shares to reduce your future ongoing expenses.

     Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased after July 17, 1999 are also subject to the above CDSC schedule.

     Class B shares received in the reorganization of the Norwest Advantage Funds in exchange for Norwest Advantage Fund shares purchased after May 18, 1999 are also subject to the above CDSC schedule.


                                                     Stock Funds Prospectus  123

A Choice of Share Classes
--------------------------------------------------------------------------------

     Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased prior to July 17, 1999, but after March 3, 1997 are subject to the following CDSC schedule, and such shares convert to Class A shares automatically after six years:

--------------------------------------------------------------------------------
CLASS B SHARES RECEIVED IN EXCHANGE FOR STAGECOACH FUND SHARES PURCHASED AFTER MARCH 3, 1997, BUT BEFORE JULY 17, 1999 HAVE THE FOLLOWING CDSC SCHEDULE:
--------------------------------------------------------------------------------
REDEMPTION WITHIN  1 YEAR  2 YEARS  3 YEARS  4 YEARS  5 YEARS  6 YEARS  7 YEARS
CDSC                 5.00%    4.00%    3.00%    3.00%    2.00%    1.00% A shares

     Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased prior to March 3, 1997 are subject to a CDSC if they are redeemed within four years of the original purchase. The CDSC schedule for these shares is below:

--------------------------------------------------------------------------------
CLASS B SHARES RECEIVED IN EXCHANGE FOR STAGECOACH FUND SHARES PURCHASED
PRIOR TO MARCH 3, 1997 HAVE THE FOLLOWING CDSC SCHEDULE:
--------------------------------------------------------------------------------
REDEMPTION WITHIN  1 YEAR  2 YEARS  3 YEARS  4 YEARS  5 YEARS  6 YEARS  7 YEARS
CDSC                 3.00%    2.00%    1.00%    1.00%    0.00%    0.00% A shares

     Class B shares received in the reorganization of the Norwest Advantage Funds in exchange for Norwest Advantage Fund shares purchased prior to May 18, 1999 are subject to the following CDSC schedule on the exchanged shares, and such shares convert to Class A shares automatically after seven years:

--------------------------------------------------------------------------------
CLASS B SHARES RECEIVED IN EXCHANGE FOR NORWEST ADVANTAGE FUND SHARES
PURCHASED PRIOR TO MAY 18, 1999 HAVE THE FOLLOWING CDSC SCHEDULE:
--------------------------------------------------------------------------------

REDEMPTION WITHIN  1 YEAR  2 YEARS  3 YEARS  4 YEARS  5 YEARS  6 YEARS  7 YEARS  8 YEARS
CDSC                 4.00%    3.00%    3.00%    2.00%    2.00%    1.00%    0.00% A shares

     If you exchange the Class B shares received in a reorganization for Class B shares of another Fund, you will retain the CDSC schedules of your exchanged shares. Additional shares purchased will age at the currently effective higher CDSC schedule first shown above.

     Class C Share Sales Charges
     If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. At the time of purchase, the distributor pays sales commissions of up to 1.00% of the purchase price to selling agents and up to 1.00% annually thereafter. The CDSC percentage you pay on shares purchased prior to June 9, 2003, is applied to the lower of the NAV of the shares on the date of the original purchase, or the NAV of the shares on the date of redemption. For shares purchased on or after June 9, 2003, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares do not convert to Class A shares, and therefore continue to pay the higher ongoing expenses.


124  Stock Funds Prospectus

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--------------------------------------------------------------------------------

Reductions and Waivers of Sales Charges
--------------------------------------------------------------------------------

     Generally, we offer more sales charge reductions or waivers for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions or waivers when you are deciding which share class to buy.

     Class A Share Reductions
     If you believe you are eligible for any of the following reductions, it is up to you to ask the selling agent or shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

     . You pay no sales charges on Fund shares you buy with reinvested distributions.

     . You pay a lower sales charge if you are investing an amount over a breakpoint level. See the "Class A Share Sales Charge Schedule" above.

     . By signing a Letter of Intent ("LOI"), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

     . Rights of Accumulation ("ROA") allow you to combine the amount you are investing and the total value of Class A, Class B, Class C and Wealthbuilder Portfolio shares of any Wells Fargo Fund already owned (excluding Class A and Wealthbuilder Portfolio shares acquired at NAV) to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A or Wealthbuilder Portfolio shares.

     . You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares within 120 days of the date of the redemption.

     . You may reinvest into a Wells Fargo Fund with no sales charge a required distribution from a pension, retirement, benefit or similar plan for which Wells Fargo Bank acts as trustee provided the distribution occurred within the 30 days prior to your reinvestment.

     You, or your fiduciary or trustee, also may tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

     . a family unit, including children under the age of twenty-one or single trust estate;

     .  a trustee or fiduciary purchasing for a single fiduciary relationship;
        or

     . the members of a "qualified group" which consists of a "company" (as defined under the 1940 Act, as amended), and related parties of such a "company," which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

                   How a Letter of Intent Can Save You Money!

        If you plan to invest, for example, $100,000 in a Wells Fargo Fund in installments over the next year, by signing a letter of intent you would pay only 3.75% sales load on the entire purchase. Otherwise, you might pay 5.75% on the first $49,999, then 4.75% on the next $50,000!


126  Stock Funds Prospectus

--------------------------------------------------------------------------------

     Class B and Class C Share CDSC Waivers
     . You pay no CDSC on Fund shares you purchase with reinvested distributions.

     . We waive the CDSC for all redemptions made because of scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory (withdrawals made after age 701/2 according to IRS guidelines) distributions from traditional Individual Retirement Accounts (IRAs) and certain retirement plans. (See your retirement plan information for details.)

     . We waive the CDSC for redemptions made in the event of the shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined in Internal Revenue Code Section 72(m)(7).)

     . We waive the CDSC for redemptions made at the direction of Funds Management in order to, for example, complete a merger.

     . We waive the Class B share CDSC for withdrawals made by former Norwest Advantage Funds shareholders in certain qualified accounts up to certain limits. (See the Statement of Additional Information for further details.)

     . For Class B shares purchased after May 18, 1999 for former Norwest Advantage Funds shareholders and after July 17, 1999 for former Stagecoach Funds shareholders, for all Class B shares purchased after November 8, 1999, and for all Class C shares, no CDSC is imposed on withdrawals that meet all of the following circumstances:

        . withdrawals are made by participating in the Systematic Withdrawal Program; and

        . withdrawals may not exceed 10% of your Fund assets (including "free shares") (limit for Class B shares calculated annually based on your anniversary date in the Systematic Withdrawal Program).

     Waivers for Certain Parties
     If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher ongoing expenses. The following people can buy Class A shares at NAV:

     .  Current and retired employees, directors/trustees and officers of:

        .  Wells Fargo Funds (including any predecessor funds);

        .  Wells Fargo & Company and its affiliates; and

        .  family members of any of the above.

     .  Current employees of:

        .  Stephens Inc. and its affiliates;

        .  broker-dealers who act as selling agents; and

        . immediate family members (spouse, sibling, parent or child) of any of the above.

     . Former Montgomery Fund Class P and Class R shareholders who purchased their shares directly from the Montgomery Funds and became Wells Fargo Fund shareholders in the reorganization, may purchase Class A shares of any Wells Fargo Fund, and any unnamed shares of WealthBuilder Portfolios at NAV. Shareholders who did not purchase such shares directly may purchase additional shares in the respective acquiring Wells Fargo Fund at NAV.

     Contact your selling agent for further information.


                                                     Stock Funds Prospectus  127

Reductions and Waivers of Sales Charges
--------------------------------------------------------------------------------

     You also may buy Class A shares at NAV if they are to be included in certain retirement, benefit, pension, trust or investment "wrap accounts" with whom Wells Fargo Funds has reached an agreement, or through an omnibus account maintained with a Fund by a broker-dealer.

     We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts." If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you must read the directions for that account. Those directions may supersede the terms and conditions discussed here.

     Distribution Plan
     We have adopted a Distribution Plan ("Plan") pursuant to Rule 12b-1 under the 1940 Act for the Class B and Class C shares of the Funds. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services including ongoing compensation to selling agents. The Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the Plan. The fees paid under this Plan are as follows:

          FUND                                   CLASS B   CLASS C
          Diversified Equity                        0.75%     0.75%
          Equity Income                             0.75%     0.75%
          Equity Index                              0.75%      N/A
          Growth Fund                               0.75%      N/A
          Growth Equity                             0.75%     0.75%
          International Equity                      0.75%     0.75%
          Large Cap Appreciation                    0.75%     0.75%
          Large Cap Value                           0.75%     0.75%
          Large Company Growth                      0.75%     0.75%
          Montgomery Emerging Markets Focus         0.75%     0.75%
          Montgomery Mid Cap Growth                 0.75%     0.75%
          Montgomery Small Cap                      0.75%     0.75%
          SIFE Specialized Financial Services       0.75%     0.75%
          Small Cap Growth                          0.75%     0.75%
          Small Company Growth                      0.75%     0.75%
          Small Company Value                       0.75%     0.75%
          Specialized Health Sciences               0.75%     0.75%
          Specialized Technology                    0.75%     0.75%

     These fees are paid out of the Funds' assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


128  Stock Funds Prospectus

Exchanges
--------------------------------------------------------------------------------

     Exchanges between Wells Fargo Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

     . You should carefully read the prospectus for the Fund into which you wish to exchange.

     . Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

     . If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

     . Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

     . In general, exchanges may be made between like share classes of any Wells Fargo Fund offered to the general public for investment, with the following exceptions:

        . Class A shares of non-money market funds may also be exchanged for Service Class shares of any money market fund;

        . Class C shares of non-money market funds may be exchanged for Class A shares of the Wells Fargo Money Market Fund. Such exchanged Class C shares may only be re-exchanged for Class C shares of non-money market funds.

     . Class B and Class C share exchanges will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption.

     . The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from market timing and excessive trading activity. Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, Funds Management monitors available trading information and may temporarily suspend or permanently terminate purchase or exchange privileges from investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive would depend on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved.

     Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

     Contact your account representative for further details.


                                                     Stock Funds Prospectus  129

Your Account
--------------------------------------------------------------------------------

     This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

     Pricing Fund Shares
     . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form. The price of Fund shares is based on a Fund's NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

     . Each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange ("closing price"), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the latest closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market price is still reliable and, if not, what fair market value to assign to the security. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

     . We determine the NAV of each class of the Funds' shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE") which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class's liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

     . We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests received in proper form before this time are processed the same day. Requests received after the cutoff time are processed the next business day.

     . The Funds are open for business on each day the NYSE is open for business. NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.


130  Stock Funds Prospectus

--------------------------------------------------------------------------------

     You Can Buy Fund Shares
     . By opening an account directly with the Fund (simply complete and return a Wells Fargo Funds Application with proper payment);

     .  Through a brokerage account with an approved selling agent; or

     . Through certain retirement, benefit and pension plans, or through certain packaged investment products (please see the providers of the plan for instructions).

     In addition to payments received from the Funds, selling or shareholder servicing agents may receive significant additional payments directly from the adviser, the distributor, or their affiliates in connection with the sale of Fund shares. These amounts may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide a marketing or servicing advantages to the Funds in return for the payments. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or make investment decisions on behalf of clients. Payments made with respect to the Funds may differ from those made with respect to other mutual funds available through the agent and could influence the agent's recommendations or decisions. Prospective investors should consult with their selling or shareholder servicing agent if they wish to request further information regarding these matters.

     Minimum Investments
     .  $1,000 per Fund minimum initial investment; or

     .  $100 per Fund if you use the Systematic Purchase Program; and

     .  $100 per Fund for all investments after your initial investment.

     We may waive the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and Applications for the program through which you intend to invest.

     Small Account Redemptions
     We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). We will notify you approximately 60 days prior to such redemption, and we will provide you with the opportunity to make additional investments that will bring your account above the minimum investment amount. Account redemptions are net of any applicable CDSC. Please contact your selling agent for further details.

     Redemption Fee
     For the Montgomery Emerging Markets Focus Fund, a 2.00% redemption fee will be assessed, subject to certain exceptions, on the NAV of Class A shares redeemed or exchanged within three months after purchase and will be deducted from the redemption proceeds otherwise payable to the shareholder. The Fund generally does not assess a redemption fee on redemptions by the underlying shareholders of accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts where the broker, retirement plan administrator or fee-based sponsor maintains the underlying shareholder account and does not have systems to track and assess such fees. The redemption fee for the Fund is intended to compensate the Fund for the increased expenses to longer-term shareholders and the disruptive effect on the Fund's portfolio caused by short-term investments. This redemption fee will be retained by the Fund.


                                                     Stock Funds Prospectus  131

Your Account
--------------------------------------------------------------------------------

     The following section explains how you can buy shares directly from Wells Fargo Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

     In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on an account: full name, date of birth, Social Security number, and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day's NAV.

     ---------------------------------------------------------------------------
     BY MAIL
     ---------------------------------------------------------------------------
     IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
     ---------------------------------------------------------------------------

     . Complete a Wells Fargo Funds Application. Be sure to indicate the Fund name and the share class into which you intend to invest (if no choice is indicated, Class A shares will be designated). Your account will be credited on the business day that the transfer agent receives your application and payment in proper order. Failure to complete an Application properly may result in a delay in processing your request.

     . Enclose a check for at least $1,000 made out in the full name and share class of the Fund. For example,"Wells Fargo Growth Equity Fund, Class B." Please note that checks made payable to any entity other than the full Fund name or "Wells Fargo Funds" will be returned to you.

     . All purchases must be made with U.S. dollars and all checks must be drawn on U.S. banks.

     . You may start your account with $100 if you elect the Systematic Purchase Program option on the Application.

     .  Mail to: Wells Fargo Funds      Overnight Mail Only: Wells Fargo Funds
                 P.O. Box 8266                               ATTN: CCSU-Boston
                 Boston, MA 02266-8266                       Financial
                                                             66 Brooks Drive
                                                             Braintree, MA 02184

     ---------------------------------------------------------------------------
     IF YOU ARE BUYING ADDITIONAL SHARES:
     ---------------------------------------------------------------------------

     . Make a check payable to the full name and share class of your Fund for at least $100. Be sure to write your account number on the check as well.

     . Enclose an investment slip or the payment stub/card from your statement if available.

     . To request an investment slip booklet, please contact Investor Services at 1-800-222-8222.

     .  Mail to: Wells Fargo Funds
                 P.O. Box 8266
                 Boston, MA 02266-8266


132  Stock Funds Prospectus

                                                               How to Buy Shares
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------------
     BY WIRE
     ---------------------------------------------------------------------------
     IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
     ---------------------------------------------------------------------------

     . You must first call Investor Services at 1-800-222-8222, option 0, to notify them of an incoming wire trade.

     . If you do not currently have an account, complete a Wells Fargo Funds Application. You must wire at least $1,000. Be sure to indicate the Fund name and the share class into which you intend to invest.

     .  All purchases must be made with U.S. dollars.

     . Mail the completed Application. Your account will be credited on the business day that the transfer agent receives your application and payment in proper order.

     .  Overnight Application to: Wells Fargo Funds
                                  ATTN: CCSU-Boston
                                  Financial
                                  66 Brooks Drive
                                  Braintree, MA 02184

     .  Wire money to:            State Street          Attention:
                                  Bank & Trust          Wells Fargo Funds
                                  Boston, MA            (Name of Fund, Account
                                                        Number, and Share Class)
                                  Bank Routing Number:
                                  ABA 011000028
                                                        Account Name:
                                  Wire Purchase         (Registration Name
                                  Account Number:       Indicated on
                                  9905-437-1            Application)

     ---------------------------------------------------------------------------
     IF YOU ARE BUYING ADDITIONAL SHARES:
     ---------------------------------------------------------------------------

     . Instruct your wiring bank to transmit at least $100 according to the instructions given below. Be sure to have the wiring bank include your current account number and the name your account is registered in.

     .   Wire money to:           State Street          Attention:
                                  Bank & Trust          Wells Fargo Funds
                                  Boston, MA            (Name of Fund, Account
                                                        Number, and Share Class)
                                  Bank Routing Number:
                                  ABA 011000028
                                                        Account Name:
                                  Wire Purchase         (Registration Name
                                  Account Number:       Indicated on Account)
                                  9905-437-1


                                                     Stock Funds Prospectus  133

Your Account                                                   How to Buy Shares
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------------
     BY PHONE
     ---------------------------------------------------------------------------
     IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
     ---------------------------------------------------------------------------

     You can only make your first purchase of a Fund by phone if you already have an existing Wells Fargo Funds Account. If you do not currently have an account, complete a Wells Fargo Fund Application. Refer to the section on buying shares for the first time By Mail.

     To buy into a new Fund, call Investor Services at 1-800-222-8222, option 0 for an Investor Services Representative or option 1 to use our Automated Voice Response service to either:

        .  transfer at least $1,000 from a linked settlement account, or

        . exchange at least $1,000 worth of shares from an existing Wells Fargo Funds Account.

     ---------------------------------------------------------------------------
     IF YOU ARE BUYING ADDITIONAL SHARES:
     ---------------------------------------------------------------------------

     To buy additional shares, call Investor Services at 1-800-222-8222, option 0 for an Investor Services Representative or option 1 to use our Automated Voice Response service to either:

        .  transfer at least $100 from a linked settlement account, or

        . exchange at least $100 worth of shares from an existing Wells Fargo Funds Account.

     ---------------------------------------------------------------------------
     BY INTERNET ACCESS
     ---------------------------------------------------------------------------
     IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
     ---------------------------------------------------------------------------

     You can only make your first purchase of a Fund by Internet if you already have an existing Wells Fargo Funds Account. If you do not currently have an account, complete a Wells Fargo Fund Application. Refer to the section on buying shares for the first time By Mail.

     To buy into a new Fund, visit our website at www.wellsfargofunds.com, and click on "Wells Fargo FundLink/SM/" to either:

        .  transfer at least $1,000 from a linked settlement account, or

        . exchange at least $1,000 worth of shares from an existing Wells Fargo Funds Account.

     ---------------------------------------------------------------------------
     IF YOU ARE BUYING ADDITIONAL SHARES:
     ---------------------------------------------------------------------------

     To buy additional shares, visit our website at www.wellsfargofunds.com, and click on "Wells Fargo FundLink/SM/" to either:

        .  transfer at least $100 from a linked settlement account, or

        . exchange at least $100 worth of shares from an existing Wells Fargo Funds Account.

     Further information is available by calling Investor Services at 1-800-222-8222.


134  Stock Funds Prospectus

                                                              How to Sell Shares
--------------------------------------------------------------------------------

     The following section explains how you can sell shares held directly through an account with Wells Fargo Funds by mail or telephone. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

     ---------------------------------------------------------------------------
     BY MAIL
     ---------------------------------------------------------------------------

     . Write a "Letter of Instruction" stating your name, your account number, the Fund you wish to redeem and the dollar amount ($100 or more) of the redemption you wish to receive (or write "Full Redemption").

     . Make sure all the account owners sign the request exactly as their names appear on the account application.

     . You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.

     . Signature guarantees are required for mailed redemption requests if a request is for over $50,000, if the address on your account was changed within the last 30 days, or if a redemption is made payable to a third party. You can get a signature guarantee at a financial institution, such as a bank or brokerage house. We do not accept notarized signatures.

     .  Mail to: Wells Fargo Funds
                 P.O. Box 8266
                 Boston, MA 02266-8266

     ---------------------------------------------------------------------------
     BY PHONE
     ---------------------------------------------------------------------------

     . Call Investor Services at 1-800-222-8222, option 0 for an Investor Services Representative or option 1 to use our Automated Voice Response Service to request a redemption of at least $100. Be prepared to provide your account number and Taxpayer Identification Number.

     . Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

     . You may request that redemption proceeds be sent to you by check, by transfer into an ACH-linked bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so. Please contact your bank to verify any charges that they may assess for an incoming wire transfer.

     . Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.

     . Telephone privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity, such as providing the Taxpayer Identification Number on the account. We will not be liable for any losses incurred if we follow telephone instructions we reasonably believe to be genuine.

     . We will not mail the proceeds of a telephone redemption request if the address on your account was changed in the last 30 days.


                                                     Stock Funds Prospectus  135

Your Account                                                  How to Sell Shares
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------------
     BY INTERNET ACCESS
     ---------------------------------------------------------------------------
     . Shareholders with an existing Wells Fargo Funds Account may use the Internet to redeem shares of a Fund via the Internet.

     . Visit our website at www.wellsfargofunds.com to process your redemption request. You may request that redemption proceeds (minimum of $100 to a maximum of $50,000) be sent to you by check to your address of record, by ACH transfer into a linked bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or wiring funds. We reserve the right to charge a fee for wiring funds although it is not our current practice to do so. Please contact your bank to verify any charges that they may assess for an incoming wire transfer.

     Further information is available by calling Investor Services at 1-800-222-8222.

     ---------------------------------------------------------------------------
     GENERAL NOTES FOR SELLING SHARES
     ---------------------------------------------------------------------------

     . We will process requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the cutoff time are processed on the same business day.

     .  Your redemptions are net of any applicable CDSC.

     . If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

     . We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through ACH or the Systematic Purchase Program have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

     . Generally, we pay redemption requests in cash, unless the redemption request is for more than the lesser of $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, we may pay all or part of the redemption in securities of equal value.


136  Stock Funds Prospectus

Additional Services and Other Information
--------------------------------------------------------------------------------

     Automatic Programs
     These programs help you conveniently purchase and/or redeem shares each month. Once you select a Program, tell us the day of the month you would like the transaction to occur. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222, option 0 for more information.

     . Systematic Purchase Program--With this program, you can regularly purchase shares of a Wells Fargo Fund with money automatically transferred from a linked bank account. Simply select the Fund and class you would like to purchase and specify an amount of at least $100.

     . Systematic Exchange Program--With this program, you can regularly exchange shares of a Wells Fargo Fund you own for shares of another Wells Fargo Fund. The exchange amount must be at least $100. See the "Exchanges" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

     . Systematic Withdrawal Program--With this program, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. Simply specify an amount of at least $100. To participate in this program, you:

        .  must have a Fund account valued at $10,000 or more;

        .  must have your distributions reinvested; and

        .  may not simultaneously participate in the Systematic Purchase
           Program.

     It generally takes about ten days to establish a Program once we have received your instructions. It generally takes about five days to change or cancel participation in a Program. We may automatically cancel your program if the linked bank account you specified is closed, or for other reasons.

     Income and Gain Distributions
     The Equity Income Fund and the SIFE Specialized Financial Services Fund make distributions of any net investment income at least quarterly and realized capital gains at least annually. All other Funds in this Prospectus make such distributions at least annually.

     We offer the following distribution options:

     . Automatic Reinvestment Option--Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

     . Check Payment Option--Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, signature guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

     . Bank Account Payment Option--Allows you to receive distributions directly in a checking or savings account through ACH. The bank account must be linked to your Wells Fargo Fund account. In order to establish a new linked bank account, you must send a written signature guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.


                                                     Stock Funds Prospectus  137

Additional Services and Other Information
--------------------------------------------------------------------------------

     . Directed Distribution Purchase Option--Lets you buy shares of a different Wells Fargo Fund of the same share class. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

     Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

     Taxes
     The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

     We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

     Under recent changes to the Internal Revenue Code, an individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund's long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund's sales and exchanges after May 5, 2003. Also, if you're an individual Fund shareholder, your distributions attributable to dividends received by the Fund from certain U.S. and certain foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares, and by the Fund for its stock producing such dividends. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

     Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

     If more than 50% of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. companies, the Fund can file an election with the IRS which requires you to include a pro-rata portion amount of the Fund's foreign withholding taxes in your gross income, and treat such amount as foreign taxes paid by you. In general, you can either deduct such amount in computing your taxable income or claim such amount as a foreign tax credit against your federal income tax liability, subject to certain limitations. We expect the International Equity Fund and the Montgomery Emerging Markets Focus Fund may be eligible for the election, but we can't assure you that either Fund will make the election for a year. It is not expected that any other Funds in this Prospectus will be eligible for this election.

     If you buy shares of a Fund shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.


138  Stock Funds Prospectus

--------------------------------------------------------------------------------

     Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

     Fund shareholders may be subject to back-up withholding taxes.

     Request for Multiple Copies of Shareholder Documents
     To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call your selling agent.


                                                     Stock Funds Prospectus  139

Description of Master Portfolios
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO                      OBJECTIVE
--------------------------------------------------------------------------------

Disciplined Growth Portfolio   The Portfolio seeks capital appreciation by
                               investing primarily in common stocks of larger companies.

Equity Income Portfolio        The Portfolio seeks long-term capital
                               appreciation and above-average dividend income.

Index Portfolio                The Portfolio seeks to replicate the return of
                               the S&P 500 Index.

International Equity           The Portfolio seeks total return, with an
Portfolio                      emphasis on capital appreciation over the long
                               term by investing in equity securities of non-U.S. companies.

Large Cap Appreciation         The Portfolio seeks long-term capital
Portfolio                      appreciation.

Large Cap Value Portfolio      The Portfolio seeks long-term capital
                               appreciation.

Large Company Growth           The Portfolio seeks long-term capital
Portfolio                      appreciation by investing primarily in large,
                               high-quality domestic companies that the adviser believes have superior growth potential.

Overseas Portfolio             The Portfolio seeks long-term capital
                               appreciation.

Small Cap Index Portfolio      The Portfolio seeks to replicate the total return
                               of the S&P Small Cap 600 Index with minimum tracking error and to minimize transaction costs.

Small Company Growth           The Portfolio seeks long-term capital
Portfolio                      appreciation by investing in smaller domestic
                               companies.

Small Company Value            The Portfolio seeks long-term capital
Portfolio                      appreciation.


140  Stock Funds Prospectus

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     PRINCIPAL STRATEGIES
--------------------------------------------------------------------------------

     The Portfolio invests primarily in the common stocks of companies that, in the view of the adviser, possess above average potential for growth. We invest in companies with market capitalizations greater than $5 billion.

     The Portfolio invests primarily in the common stocks of large, high-quality domestic companies that have above-average return potential based on current market valuations and above average dividend income. We invest principally in securities of companies with market capitalizations of $3 billion or more.

     Under normal circumstances, the Portfolio invests substantially in common stocks designed to replicate the holdings and weightings of the stocks comprising the S&P 500 Index.

     The Portfolio invests in securities of companies in developed international and emerging market countries that we believe are both politically and economically stable. The Portfolio invests in the securities of at least five different countries other than the United States. We apply a fundamentals-driven, value-oriented analysis to identify companies with above-average potential for long-term growth and total return capabilities.

     In making investment decisions for the Portfolio, we consider the 1,000 largest publicly traded companies in the U.S., screening the stocks in this universe for a series of growth and value criteria. We invest principally in securities of companies with market capitalizations of $3 billion or more.

     The Portfolio invests in the common stocks of large U.S. companies. We select securities that we believe have strong fundamentals, compelling value characteristics (such as low price-to-earnings or price-to-book ratios), and demonstrate the potential for improved performance. We invest principally in securities of companies with market capitalizations of $3 billion or more.

     The Portfolio invests primarily in large companies that have superior growth potential. We invest principally in securities of companies with market capitalizations of $3 billion or more.

     The Portfolio invests principally in non-U.S. securities. We select securities for the Portfolio by using a quantitative investment model which ranks securities based on measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). We invest in securities of companies with market capitalizations of $400 million or more.

     Under normal circumstances, the Portfolio invests principally in securities representing the capitalization-weighted market value and composition of the S&P 600 Small Cap Index.

     The Portfolio invests primarily in the common stocks of small domestic companies that are either growing rapidly or completing a period of significant change. We invest principally in securities of companies with market capitalizations of $3 billion or less.

     In making investment decisions for the Portfolio, we focus on securities that are conservatively valued in the marketplace relative to the stock of comparable companies, determined by price/earnings ratios, cash flows, or other measures. We invest principally in securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization index whose range is expected to change frequently.


                                                     Stock Funds Prospectus  141

Portfolio Managers
--------------------------------------------------------------------------------

     The Portfolio Managers identified below in connection with the Diversified Equity and Growth Equity Funds manage Portfolios that those Funds currently invest in, and not the Funds themselves. The Portfolios and Portfolio Managers that manage them are listed in each Fund's individual Fund description.

     Allen J. Ayvazian
     Small Cap Growth Fund since 2003
     Mr. Ayvazian joined Wells Fargo in 1989 as a Senior Portfolio Manager for Separate Accounts and is now a co-manager of the Small Cap Growth Fund. Prior to joining Wells Fargo, he was the managing director for SAS Advisors from 1987 to 1989. He also served as a manager for institutional portfolios in previous positions with Citicorp and Bank of America. Mr. Ayvazian earned his BA in History from the University of California, Los Angeles.

     William B. Bannick, CFA
     Diversified Equity Fund since 2003
     Large Cap Appreciation Fund since 2003
     Mr. Bannick joined Cadence Capital Management in 1992 where he is a Managing Director and Senior Portfolio Manager. He has 18 years of investment experience and is a co-manager of the Large Cap Appreciation Fund. Mr. Bannick earned his BS in Physics from the University of Massachusetts and his MBA in Finance from Boston University.

     Huachen Chen, CFA
     Specialized Technology Fund from 2000 - April 2003: since 2004
     Mr. Chen joined RCM as a securities analyst in 1985 and became a principal with the firm in 1994. For the period from 2000 through April 2003, he co-managed the day-to-day management of the Specialized Technology Fund and was responsible for fundamental security analysis for the wireless, hardware and international technology areas. Since May 2003, Mr. Chen served as a member of the team of RCM investment professionals that provided research assistance to the Fund. Mr. Chen resumed his co-management responsibilities for the Fund in 2004. He earned his BS from Cornell University in Electrical Engineering and his MS in Materials Science and Engineering from Northwestern.

     Frank Chiang
     Montgomery Emerging Markets Focus Fund and its predecessor since 1997
     Mr. Chiang joined Wells Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Chiang was a portfolio manager with Montgomery Asset Management, which he joined in 1996 to co-manage the Montgomery Emerging Markets Funds. From 1993 to 1996, Mr. Chiang was with TCW Asia Ltd., Hong Kong, where he was a managing director and portfolio manager responsible for TCW's Asian equity strategy. Prior to that, he was associate director and portfolio manager for Wardley Investment Services, Hong Kong, where he created and managed three dedicated China funds. He is fluent in three Chinese dialects: Mandarin, Shanghainese and Cantonese. Mr. Chiang has his B.S. degree in Physics and Mathematics from McGill University in Montreal, Canada, and his M.B.A. degree in Finance from New York University.

     Tasso H. Coin, Jr., CFA
     Diversified Equity Fund and its predecessor since 1995
     Growth Equity Fund and its predecessor since 1995
     Small Company Value Fund since 2002
     Mr. Coin joined Peregrine in 1995 as a Senior Vice President. His responsibilities include overseeing the Small Company Value Portfolio. Prior to 1995, Mr. Coin was a research officer at Lord Asset Management. Mr. Coin earned his BA in Economics from Loyola University of Chicago.


142  Stock Funds Prospectus

--------------------------------------------------------------------------------

     John S. Dale, CFA
     Diversified Equity Fund and its predecessor since 1988
     Growth Equity Fund and its predecessor since 1989
     Large Company Growth Fund and its predecessor since 1983
     Mr. Dale joined Peregrine in 1988 as a Senior Vice President and has managed large company growth portfolios since 1983. Prior to joining Peregrine, Mr. Dale had been associated with Norwest Bank and its affiliates since 1968. Mr. Dale earned his BA in Marketing from the University of Minnesota.

     Michael Dauchot, M.D.
     Specialized Health Sciences Fund since 2001
     Dr. Dauchot is a Director of RCM, with which he has been associated since 1999. From 1996-1999, he served as an equity junior analyst in the field of medical technology for Robertson Stephens & Co. From 1991-1995 he served as a physician in the Immediate Care Facility at Hammond Clinic in Munster, Indiana. He earned his BA in Chemistry from Case Western Reserve University, Phi Beta Kappa and Magna Cum Laude, his M.D. from the University of Cincinnati College of Medicine, and his MBA from the J.L. Kellogg School of Management at Northwestern University.

     Gary J. Dunn, CFA
     Diversified Equity Fund and its predecessor since 1989
     Equity Income Fund and its predecessor since 1989
     Mr. Dunn joined Wells Capital Management in 1998 as Principal for its Equity Income Team. Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Mr. Dunn formerly was the Director of Institutional Investments of Norwest Investment Management. He had been associated with Norwest Bank or its affiliates as a Financial Analyst and Portfolio Manager since 1979. Mr. Dunn earned his BA in Economics from Carroll College.

     Robert L. Fitzpatrick, CFA
     Diversified Equity Fund since 2004
     Large Cap Appreciation Fund since 2004
     Mr. Fitzpatrick joined Cadence in 1999 as a Senior Analyst for the computer hardware side of the Technology industry. Prior to joining Cadence, Mr. Fitzpatrick worked at Husic Capital Management in San Francisco and Patricof & Company in New York City. He began his career at Credit Lyonnais. Mr. Fitzpatrick earned his BA in Psychology and Government at Dartmouth College and his MBA from the Wharton School of Business.

     Gregory T. Genung, CFA
     Diversified Equity Fund since 2002
     Equity Index Fund since 2002
     Growth Equity Fund since 2002
     Mr. Genung co-manages certain of the Wells Fargo index mutual funds, private accounts and collective trust funds. Before joining the firm in 2001, he was a securities trader at Norwest Investment Services, Inc. since 1994. Earlier, he worked with Piper Capital Management, where he became senior advisory account administrator, specializing in mortgage-backed derivative products. Mr. Genung earned bachelor's degrees in finance and economics from the University of Minnesota, Duluth.

     Daniel J. Hagen, CFA
     Diversified Equity Fund since 2003
     Growth Equity Fund since 2003
     Small Company Growth Fund since 2003
     Mr. Hagen joined Peregrine in 1996 as a securities analyst on the Small Cap Equity team, and joined the portfolio management team in 2001. Prior to joining Peregrine, Mr. Hagen was a managing director and analyst at Piper Jaffray, where he was employed since 1983. Mr. Hagen earned his BS in Finance from the University of Minnesota.


                                                     Stock Funds Prospectus  143

Portfolio Managers
--------------------------------------------------------------------------------

     Josephine Jimenez CFA
     Diversified Equity Fund since 2003
     Growth Equity Fund since 2003
     International Equity Fund since 2003
     Montgomery Emerging Markets Focus Fund and its predecessor since 1997
     Ms. Jimenez joined Wells Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital Management, Ms. Jimenez was a senior portfolio manager with Montgomery Asset Management, which she joined in 1991 to launch and manage the firm's emerging markets funds. In addition to managing the emerging markets strategies at Montgomery since 1992, Ms. Jimenez managed the Montgomery Emerging Markets Focus Fund since its inception in 1997. Prior to joining Montgomery, Ms. Jimenez was a portfolio manager at Emerging Markets Investors Corporation. From 1981 through 1988, she analyzed U.S. equity securities, first at Massachusetts Mutual Life Insurance Company, then at Shawmut Corporation. Ms. Jimenez earned her M.S. degree from the Massachusetts Institute of Technology and her B.S. degree from New York University.

     Stephen M. Kensinger, CFA
     Growth Fund since 2003
     Mr. Kensinger joined Wells Capital Management in 1999. He serves as a Managing Director of Wells Capital Management and as a co-manager of the Growth Fund. He has over ten years of accumulated experience with the firm including service from the mid 1980's though 1994 with Norwest Investment Management. Prior to rejoining the firm, he was principal and senior portfolio manager at Wilke/Thompson Capital Management. Mr. Kensinger earned his BS in Accounting and his MS in Finance from the University of Iowa. He is also a Certified Public Accountant.

     Josef Lakonishok
     Diversified Equity Fund since 2003
     Growth Equity Fund since 2003
     Dr. Lakonishok has served as CEO, Partner and Portfolio Manager for LSV Asset Management since its founding in 1994. He co-manages the Overseas Portfolio in which the Diversified Equity and Growth Equity funds invest. Dr. Lakonishok has more than 24 years of investment and research experience. Dr. Lakonishok earned his BA in Economics and Statistics and his MBA from Tel Aviv University and earned his MS and PhD in Business Administration from Cornell University.

     D. Kevin McCreesh, CFA
     Diversified Equity Fund since 2003
     Large Cap Value Fund since 2003
     Mr. McCreesh joined Systematic in 1996. He is a senior portfolio manager and co-manages the firm's large and small/mid cap portfolios. Prior to joining Systematic, Mr. McCreesh served as equity portfolio manager at Mitchell Hutchens. Mr. McCreesh earned his BS in Geology from the University of Delaware and his MBA from Drexel University. He is a member of the Association for Investment Management and Research (AIMR) and the New York Society of Security Analysts (NYSSA).

     Deborah J. Meacock, CFA
     Growth Fund since 2001
     Ms. Meacock has been a portfolio manager with Wells Capital Management and Norwest Investment Management, Inc. since 1993. She is the Managing Director of the Large Cap Growth team. As strategy leader, she oversees the fundamental analysis and portfolio construction of the Growth Fund as well as the Premier Growth style implemented in separately managed institutional accounts. Ms. Meacock earned her undergraduate degree in Education/French from Oxford University in England.


144  Stock Funds Prospectus

--------------------------------------------------------------------------------

     Robert B. Mersky, CFA
     Diversified Equity Fund and its predecessor since 1988
     Growth Equity Fund and its predecessor since 1989
     Small Company Growth Fund and its predecessor since 1984
     Mr. Mersky is founder, President and a Portfolio Manager at Peregrine. In 1984, Mr. Mersky and five other Senior Portfolio Managers founded Peregrine. Mr. Mersky is responsible for Peregrine's Small Cap Equity style and oversees the Small Company Growth Portfolio. Mr. Mersky has actively managed small cap stocks since 1973. Prior to joining Peregrine, Mr. Mersky had been associated with Norwest Bank since 1968; and his responsibilities included Senior Research Analyst, Portfolio Manager, Director of Research and Chief Investment Officer. Mr. Mersky earned his BS in Accounting from the University of Minnesota.

     Ronald M. Mushock, CFA
     Diversified Equity Fund since 2003
     Large Cap Value Fund since 2003
     Mr. Mushock joined Systematic in 1997 as a portfolio manager. He currently co-manages the firm's large cap portfolios and maintains portfolio management responsibility for all mid and small/mid cap portfolios. Prior to joining Systematic, Mr. Mushock was an equity analyst with Standard and Poor's Equity Group. Mr. Mushock earned his BS in finance from Seton Hall University and his MBA from New York University. He is a member of the Association for Investment Management and Research(AIMR) and the New York Society of Security Analysts (NYSSA).

     Gary E. Nussbaum, CFA
     Diversified Equity Fund and its predecessor since 1990
     Growth Equity Fund and its predecessor since 1990
     Large Company Growth Fund and its predecessor since 1990
     Mr. Nussbaum joined Peregrine in 1990 as a Vice President and Portfolio Manager where he has managed large company growth portfolios. Mr. Nussbaum earned his BA in Finance and his MBA from the University of Wisconsin.

     Jerome "Cam" Philpott, CFA
     Montgomery Mid Cap Growth Fund and its predecessor since 2001
     Montgomery Small Cap Fund and its predecessor since 1993
     Small Cap Growth Fund since 2003
     Mr. Philpott joined Wells Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Philpott was a portfolio manager with Montgomery Asset Management, which he joined in 1991 as an analyst for the Small Cap Equity team. He has co-managed the Montgomery Mid Cap Fund since 2001. Prior to joining Montgomery, Mr. Philpott served as a securities analyst with Boettcher & Company and a general securities analyst at Berger Associates, Inc., an investment management firm. Mr. Philpott earned his MBA from the Darden School at the University of Virginia and his BA in Economics from Washington and Lee University.

     Douglas N. Pratt, CFA
     SIFE Specialized Financial Services Fund since 2003
     Mr. Pratt joined Wells Capital Management in 2002 as the manager of the Small Cap Basic Value Portfolio and has managed equity portfolios since 1992. Prior to joining Wells Capital Management, Mr. Pratt was a portfolio manager at Willow Capital, LLC since 1996, where he founded and managed a long/short equity hedge fund. Mr. Pratt earned his AB in English Literature at Brown University and a double MBA in finance and accounting from Columbia University.


                                                     Stock Funds Prospectus  145

Portfolio Managers
--------------------------------------------------------------------------------

     Walter C. Price, Jr., CFA
     Specialized Technology Fund since 2000
     Mr. Price joined RCM in 1974 as a senior securities analyst and became a principal with the firm in 1978. He is co-manager for the day-to-day management of the Specialized Technology Fund and is responsible for fundamental security analysis in the software/services and internet areas. Mr. Price earned his BS with Honors in Electrical Engineering from M.I.T. and his BS and MS in management from the Sloan School at M.I.T. He is a past president of the M.I.T. Club of Northern California and is currently a Director. He also heads the Educational Council for M.I.T. in the Bay Area. Mr. Price is a past Chairman of the AIMR Committee on Corporate Reporting for the computer and electronics industries.

     Douglas G. Pugh, CFA
     Diversified Equity Fund and its predecessor since 1997
     Growth Equity Fund and its predecessor since 1997
     Small Company Value Fund since 2001
     Mr. Pugh joined Peregrine in 1997 as a Senior Vice President. Mr. Pugh currently co-manages the Small Company Value Portfolio. Prior to 1997, Mr. Pugh was a Senior Equity Analyst and Portfolio Manager for Advantus Capital Management, an investment advisor firm. Mr. Pugh earned his BS in Finance and Business Administration from Drake University and his MBA from the University of Minnesota.

     David L. Roberts, CFA
     Diversified Equity Fund and its predecessor since 1989
     Equity Income Fund and its predecessor since 1989
     Mr. Roberts joined Wells Capital Management in 1998 as the Equity Income Managing Director and simultaneously held this position at Norwest Investment Management until Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Mr. Roberts joined Norwest Corporation in 1972 as a Securities Analyst. He became Assistant Vice President Portfolio Manager in 1980 and was promoted to Vice President in 1982. He earned his BA in Mathematics from Carroll College.

     Stuart Roberts
     Montgomery Mid Cap Growth Fund and its predecessor fund since 2001 Montgomery Small Cap Fund and its predecessor fund since 1990
     Mr. Roberts joined Wells Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Roberts was a senior portfolio manager with Montgomery Asset Management for the Small Cap Fund since its inception in 1990. In 2001, he became a portfolio manager for the Montgomery Mid Cap Fund. Prior to joining Montgomery, Mr. Roberts was vice president and portfolio manager at Founders Asset Management, where he was responsible for three separate growth-oriented small-cap mutual funds. He earned his MBA from the University of Colorado and a BA in Economics from Bowdoin College.

     Stephen S. Smith, CFA
     Diversified Equity Fund and its predecessor since 1997
     Mr. Smith is Principal and Chief Executive Officer of the Smith Group. Mr. Smith manages the Disciplined Growth Portfolio. Prior to 1995, Mr. Smith previously served as Senior Portfolio Manager with Nations Bank. Mr. Smith earned his BS in Industrial Engineering and his MBA from the University of Alabama.

     Michael J. Stead
     SIFE Specialized Financial Services Fund and its predecessor since 1995 Mr. Stead joined Wells Capital Management in February 2002, and previously had been a portfolio manager for SIFE Trust Fund, where he managed the predecessor portfolio to the Fund since May 1995. Prior to joining SIFE, Mr. Stead was employed by Bank of America, as the Senior Credit Officer


146  Stock Funds Prospectus
     for the Global Markets Division. Mr. Stead received his undergraduate degree in Economics in 1977, and his MBA in 1982, both from German University Fachhochschule Aachen.

     Menno Vermeulen
     Diversified Equity Fund since 2003
     Growth Equity Fund since 2003
     Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst for LSV Asset Management since 1995 and as a Partner for LSV Asset Management since 1998. He co-manages the Overseas Portfolio in which the Diversified Equity and Growth Equity funds invest.
     Mr. Vermeulen has more than 12 years of investment experience. Mr. Vermeulen earned his MS in Econometrics at Erasmus University at Rotterdam.

     Robert W. Vishny
     Diversified Equity Fund since 2003
     Growth Equity Fund since 2003
     Dr. Vishny has served as Partner and Portfolio Manager for LSV Asset Management since its founding in 1994. He co-manages the Overseas Portfolio in which the Diversified Equity and Growth Equity funds invest. Dr. Vishny has more than 17 years of investment and research experience. Dr. Vishny earned his BA with the highest distinction in Economics, Mathematics , and Philosophy from the University of Michigan and his PhD in Economics from the Massachusetts Institute of Technology.

     Paul E. von Kuster, CFA
     Diversified Equity Fund and its predecessor since 1988
     Growth Equity Fund and its predecessor since 1989
     Small Company Growth Fund and its predecessor since 1984
     Mr. von Kuster joined Peregrine in 1984 as a Senior Vice President and Portfolio Manager. He currently co-manages the Small Company Growth Portfolio. Mr. von Kuster earned his BA in Philosophy from Princeton University.

     Laurie R. White
     Diversified Equity Fund and its predecessor since 1996
     Equity Index Fund and its predecessor since 1999
     Growth Equity Fund and its predecessor since 1998
     Ms. White has been with Wells Fargo & Company and its predecessors in an investment management capacity since 1990. Ms. White joined Wells Capital Management in 1998 as a Managing Director and simultaneously was a Director for Reserve Asset Management at Norwest Investment Management (since 1997) until Wells Capital Management and Norwest Investment Management combined investment management services under the Wells Capital Management name in 1999. Ms. White currently co-manages certain of the Wells Fargo index mutual funds, private accounts and collective trust funds. Ms. White earned her BA in Political Science from Carleton College and her MBA from the University of Minnesota.

     Sabrina Yih, CFA
     Diversified Equity Fund since 2001
     Growth Equity Fund since 2001
     International Equity Fund since 2001
     Ms. Yih joined Wells Capital Management from the Columbia Management Company, where she was a portfolio manager since December 1997. Over this period, her experience was focused on investing in Europe and Asia (exJapan), two of the Columbia International Stock Fund's largest regions. Prior to that time, she was a portfolio manager for the International Fund for high net worth individuals at Delphi Asset Management. Ms. Yih earned her BA in Economics from Mount Holyoke College, magna cum laude, in 1982, and her MBA from the J.L. Kellogg Graduate School of Management at Northwestern University in 1984. She is a member of the Association of Investment Management and Research (AIMR).


                                                     Stock Funds Prospectus  147

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

     ACH
     Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

     American Depositary Receipts ("ADRs")
     Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

     Business Day
     Any day the New York Stock Exchange is open is a business day for the Funds.

     Capital Appreciation, Capital Growth
     An increase in the value of a security. See also "total return."

     Capitalization
     When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company's size and is sometimes referred to as "market capitalization."

     Convertible Debt Securities
     Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.

     Derivatives
     Securities whose values are derived in part from the value of another security or index. An example is a stock option.

     Distributions
     Distributions of net investment income, realized capital gains or capital made by a Fund to its shareholders.

     Diversified
     A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds' total assets. Non-diversified funds are not required to comply with these investment policies.

     Emerging Markets
     Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

     Emerging Market Securities
     Emerging market securities are securities: (1) issued by companies with their principal place of business or principal office in an emerging market country; (2) issued by companies for which the principal securities trading market is an


148  Stock Funds Prospectus

--------------------------------------------------------------------------------

     emerging market country; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in emerging market countries or that have at least 50% of their assets in emerging market countries.

     FDIC
     The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

     Gateway Fund
     A Fund that invests its assets in one or more master portfolios or other Funds of Wells Fargo Funds, instead of directly in securities, to achieve its investment objective. Gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of a larger pool of assets.

     Hedge
     Strategy used to offset investment risk. A perfect hedge is one eliminating the possibility of future gain or loss.

     Illiquid Security
     A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

     Initial Public Offering
     The first time a company's stock is offered for sale to the public.

     Liquidity
     The ability to readily sell a security at a fair price.

     Money Market Instruments
     High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

     Net Asset Value ("NAV")
     The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

     Non-U.S. Securities
     Non-U.S. Securities are securities: (1) issued by companies with their principal place of business or principal office in a country other than the U.S.; (2) issued by companies for which the principal securities trading market is a country other than the U.S.; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in a country other than the U.S. or that have at least 50% of their assets in countries other than the U.S.

     Options
     The right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the market price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

     Public Offering Price ("POP")
     The NAV with the sales load added.


                                                     Stock Funds Prospectus  149

Glossary
--------------------------------------------------------------------------------

     Repurchase Agreement
     An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

     Russell 1000 Index
     An index comprised of the 1000 largest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 1000 is considered a mid- to large-cap index.

     Russell 2000 Index
     An index comprised of the 2000 smallest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 2000 is considered a small cap index.

     Russell Midcap Index
     An index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index.

     Selling Agent
     A firm who has an agreement with the Funds' distributor that allows it to sell a Fund's shares.

     Shareholder Servicing Agent
     Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

     Signature Guarantee
     A guarantee given by a financial institution that has verified the identity of the maker of the signature.

     S&P, S&P 500 Index
     Standard & Poor's, a nationally recognized statistical ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

     Statement of Additional Information
     A document that supplements the disclosure made in the Prospectus.

     Taxpayer Identification Number
     Usually the social security number for an individual or the Employer Identification Number for a corporation.

     Total Return
     The annual return on an investment, including any appreciation or decline in share value. Total return calculations assume reinvestment of all dividends and capital gains distributions, reflect fee waivers and exclude sales loads.

     Turnover Ratio
     The percentage of the securities held in a Fund's portfolio, other than short-term securities, that were bought or sold within a year.

     Undervalued
     Describes a stock that is believed to be worth more than its current price.

     U.S. Government Obligations
     Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     Warrants
     The right to buy a stock at a set price for a set time.


150  Stock Funds Prospectus

--------------------------------------------------------------------------------

     YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

     STATEMENT OF ADDITIONAL INFORMATION
     supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

     ANNUAL/SEMI-ANNUAL REPORTS
     provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

     THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:
     Call: 1-800-222-8222, or visit our website at www.wellsfargofunds.com

     Write to:
     Wells Fargo Funds
     P.O. Box 8266
     Boston, MA 02266-8266; or

     Visit the SEC's website at http://www.sec.gov

     REQUEST COPIES FOR A FEE BY WRITING TO:
     SEC Public Reference Room
     Washington, DC 20549-6009; or
     by electronic request at publicinfo@sec.gov
     Call: 1-800-SEC-0330 for details

     ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

P003 (2/04)
ICA Reg. No.
811-09253
#529378

              -----------------------------------------------------
              NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
              -----------------------------------------------------

                                                                 [LOGO]
                                                       Printed on Recycled Paper

[GRAPHIC APPEARS HERE]

[LOGO OF WELLS FARGO FUNDS]

WELLS FARGO STOCK FINDS

          PROSPECTUS

          Wells Fargo Diversified Equity Fund

          Wells Fargo Diversified Small Cap Fund

          Wells Fargo Equity Income Fund

          Wells Fargo Growth Fund

          Wells Fargo Growth Equity Fund

          Wells Fargo Index Fund

          Wells Fargo International Equity Fund

          Wells Fargo Large Cap Appreciation Fund/SM/

          Wells Fargo Large Cap Value Fund

          Wells Fargo Large Company Growth Fund

          Wells Fargo Montgomery Emerging Markets Focus Fund/SM/

          Wells Fargo Montgomery Small Cap Fund/SM/

          Wells Fargo Small Cap Growth Fund

          Wells Fargo Small Cap Opportunities Fund

          Wells Fargo Small Company Growth Fund

          Wells Fargo Small Company Value Fund

          Institutional Class

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                                                                February 1, 2004

                                           This page is intentionally left blank
--------------------------------------------------------------------------------

Table of Contents                                                    Stock Funds
--------------------------------------------------------------------------------

Overview                         Objectives and Principal Strategies           4
                                 Summary of Important Risks                    8
Important summary information    Performance History                          12
about the Funds.                 Summary of Expenses                          28

--------------------------------------------------------------------------------
The Funds                        Key Information                              31
                                 Diversified Equity Fund                      32
Important information about      Diversified Small Cap Fund                   36
the individual Funds.            Equity Income Fund                           40
                                 Growth Fund                                  44
                                 Growth Equity Fund                           48
                                 Index Fund                                   52
                                 International Equity Fund                    56
                                 Large Cap Appreciation Fund                  58
                                 Large Cap Value Fund                         60
                                 Large Company Growth Fund                    64
                                 Montgomery Emerging Markets Focus Fund       68
                                 Montgomery Small Cap Fund                    72
                                 Small Cap Growth Fund                        74
                                 Small Cap Opportunities Fund                 78
                                 Small Company Growth Fund                    82
                                 Small Company Value Fund                     86
                                 Additional Strategies and
                                  General Investment Risks                    88
                                 Organization and Management
                                  of the Funds                                92

--------------------------------------------------------------------------------
Your Investment                  Your Account                                 96
                                    How to Buy Shares                         97
How to open an account and          How to Sell Shares                        98
how to buy, sell and exchange    Exchanges                                    99
Fund shares.

--------------------------------------------------------------------------------
Reference                        Other Information                           100
                                 Description of Master Portfolios            102
Additional information and       Portfolio Managers                          104
term definitions.                Glossary                                    110

Stock Funds Overview
--------------------------------------------------------------------------------
See the individual Fund descriptions in this Prospectus for further details. Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

--------------------------------------------------------------------------------
FUND                        OBJECTIVE
--------------------------------------------------------------------------------

Diversified Equity Fund     Seeks long-term capital appreciation with moderate
                            annual return volatility.

Diversified Small Cap Fund  Seeks long-term capital appreciation with moderate annual return volatility.

Equity Income Fund          Seeks long-term capital appreciation and
                            above-average dividend income.

Growth Fund                 Seeks long-term capital appreciation.

Growth Equity Fund          Seeks long-term capital appreciation with moderate
                            annual return volatility.

Index Fund                  Seeks to replicate the return of the S&P 500 Index.

International Equity Fund   Seeks total return with an emphasis on long-term
                            capital appreciation.

Large Cap Appreciation      Seeks long-term capital appreciation.
Fund

Large Cap Value Fund        Seeks long-term capital appreciation.


4    Stock Funds Prospectus

--------------------------------------------------------------------------------
PRINCIPAL STRATEGIES
--------------------------------------------------------------------------------

The Fund is a gateway fund that invests in five different equity investment styles--large cap blend, large cap value, large cap growth, small cap and international--to minimize the volatility and risk of investing in a single equity investment style. We currently invest in 11 master portfolios.

The Fund is a gateway fund that invests in several different small-capitalization equity styles in order to reduce the risk of price and return volatility associated with reliance on a single equity investment style. We invest principally in securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization range that is expected to change frequently. We currently invest in 3 master portfolios.

The Fund is a gateway fund that invests in the common stocks of large U.S. companies with strong return potential and above-average dividend income. We invest principally in securities of companies with market capitalizations of $3 billion or more.

We emphasize investment in companies that have a strong earnings growth trend and above-average prospects for future growth. We invest principally in securities of companies with market capitalizations of $3 billion or more.

The Fund is a gateway fund that invests in three different equity investment styles--large cap growth, small cap, and international--to minimize the volatility and risk of investing in a single equity investment style. We currently invest in 7 master portfolios.

The Fund is a gateway fund that invests in common stocks to replicate the total rate of return of the Standard & Poor's 500 Composite Stock Index (the "S&P 500 Index"), before fees and expenses. We invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index. Regardless of market conditions, we attempt to achieve at least a 95% correlation between the performance of the S&P 500 Index and the Fund's investment results, before fees and expenses.

We invest principally in equity securities of companies based in developed foreign countries and emerging markets. We employ a bottom up, fundamental approach, that also considers relative valuation, to identify companies with above-average potential for long-term growth and total return.

The Fund is a gateway fund that invests in the common stocks of large U.S. companies selected based on a series of growth and value criteria. We invest principally in securities of companies with market capitalizations of $3 billion or more.

The Fund is a gateway fund that invests in the common stocks of large U.S. companies. We select securities that we believe have strong fundamentals, compelling value characteristics (such as low price-to-earnings or price-to-book ratios), and demonstrate the potential for improved performance. We invest principally in securities of companies with market capitalizations of $3 billion or more.


                                                      Stock Funds Prospectus   5

Stock Funds Overview
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND                        OBJECTIVE
--------------------------------------------------------------------------------

Large Company Growth Fund   Seeks long-term capital appreciation.

Montgomery Emerging         Seeks long-term capital appreciation.
Markets Focus Fund

Montgomery Small Cap Fund   Seeks long-term capital appreciation.

Small Cap Growth Fund       Seeks long-term capital appreciation.

Small Cap Opportunities     Seeks long-term capital appreciation.
Fund

Small Company Growth Fund   Seeks long-term capital appreciation.

Small Company Value Fund    Seeks long-term capital appreciation.


6    Stock Funds Prospectus

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRINCIPAL STRATEGIES
--------------------------------------------------------------------------------

The Fund is a gateway fund that invests in the common stocks of large U.S. companies that we believe have superior growth potential. We invest principally in securities of companies with market capitalizations of $3 billion or more.

We invest in a focused portfolio consisting of equity securities of 20 to 40 companies that are tied economically to emerging market countries.

We actively manage a diversified portfolio of common stocks of U.S. companies that we believe have above-average growth potential. We invest principally in securities of companies with market capitalizations of less than $2 billion at the time of purchase.

We focus on companies that we believe have above-average growth potential, or that may be involved in new or innovative products, services and processes. We invest principally in securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization range that is expected to change frequently.

We buy stocks of companies that we believe can generate above-average earnings growth and sell at favorable prices in relation to book values and earnings. We invest principally in securities of companies with market capitalizations of $3 billion or less.

The Fund is a gateway fund that invests in the common stocks of small companies that are either growing rapidly or completing a period of dramatic change. We invest principally in securities of companies with market capitalizations of $3 billion or less.

The Fund is a gateway fund that invests in small U.S. companies selected based on a value-oriented analysis. We use a proprietary, quantitative screening process to emphasize companies exhibiting traditional value characteristics and to rank stocks within each sector based on this criteria. We invest principally in securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization range that is expected to change frequently.


                                                      Stock Funds Prospectus   7

Summary of Important Risks
--------------------------------------------------------------------------------

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

..  the individual Fund descriptions beginning on page 32;

.. the "Additional Strategies and General Investment Risks" section beginning on page 88; and

..  the Funds' Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

--------------------------------------------------------------------------------
    COMMON RISKS FOR THE FUNDS
--------------------------------------------------------------------------------

     Equity Securities

     The Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund's portfolio. Certain types of stocks and certain individual stocks selected for a Fund's portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as "undervalued" using a value style approach will perform as expected. Generally, the larger the company the less volatile and more liquid its stock.

     Small Company Securities

     Certain Funds invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than large company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

     Foreign Investments

     Certain Funds make foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts ("ADRs") and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.


8    Stock Funds Prospectus

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND                         SPECIFIC RISKS
--------------------------------------------------------------------------------

Diversified Equity Fund      The Fund is primarily subject to the risks
                             described under "Common Risks for the Funds" on page 8. Stocks selected for their dividend income may be more sensitive to interest rate changes than other stocks. Fund assets that track the performance of an index do so whether the index rises or falls.

Diversified Small Cap Fund   The Fund is primarily subject to the "Equity
                             Securities" and "Small Company Securities" risks described under "Common Risks for the Funds" on page 8. Fund assets that track the performance of an index do so whether the index rises or falls.

Equity Income Fund           The Fund is primarily subject to the "Equity
                             Securities" risks described under "Common Risks for the Funds" on page 8. Stocks selected for their dividend yields may be more sensitive to interest rate changes than other stocks.

Growth Fund                  The Fund is primarily subject to the "Equity
                             Securities" and "Foreign Investments" risks described under "Common Risks for the Funds" on page 8.

Growth Equity Fund           The Fund is primarily subject to the risks
                             described under "Common Risks for the Funds" on page 8. Fund assets that track the performance of an index do so whether the index rises or falls.

Index Fund                   The Fund is primarily subject to the "Equity
                             Securities" risks described under "Common Risks for the Funds" on page 8. Funds that track the performance of an index do so whether the index rises or falls.

International Equity Fund    The Fund is primarily subject to the "Equity
                             Securities" and "Foreign Investments" risks described under "Common Risks for the Funds" on page 8.

Large Cap Appreciation Fund  The Fund is primarily subject to the "Equity
                             Securities" risks described under "Common Risks for the Funds" on page 8. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Large Cap Value Fund         The Fund is primarily subject to the "Equity
                             Securities" and "Foreign Investments" risks described under "Common Risks for the Funds" on page 8.

Large Company Growth Fund    The Fund is primarily subject to the "Equity
                             Securities" and "Foreign Investments" risks described under "Common Risks for the Funds" on page 8.


                                                      Stock Funds Prospectus   9

Summary of Important Risks
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND                         SPECIFIC RISKS
--------------------------------------------------------------------------------
Montgomery Emerging          The Fund is primarily subject to the "Equity
Markets Focus Fund           Securities" and "Foreign Investments" risks
                             described under "Common Risks for the Funds" on page 8. The Fund invests principally in emerging market securities. Stock markets in emerging market countries tend to be much more volatile than the U.S. stock market due to their relative immaturity and periods of instability. In the past, many emerging markets restricted the flow of money into or out of their stock markets and some continue to impose restrictions on foreign investors. Also, the economies of emerging market countries may be predominantly based on only a few industries or on revenue from particular commodities and international aid, making them more susceptible to financial, economic or market events impacting these industries or changes to the aid arrangements. Because the Fund may invest a large percentage of its assets in a single emerging market country, the value of an investment in the Fund may be more volatile and subject to greater risks than will an investment in a mutual fund that is more broadly defined. Because the Fund typically invests in 20 to 40 companies, the value of an investment in the Fund will vary more in response to developments or changes in the market value affecting particular stocks than will an investment in a mutual fund investing in a greater number of securities. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Montgomery Small Cap Fund    The Fund is primarily subject to the "Equity
                             Securities" and "Small Company Securities" risks described under "Common Risks for the Funds" on page 8. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Small Cap Growth Fund        The Fund is primarily subject to the risks
                             described under "Common Risks for the Funds" on page 8. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Small Cap Opportunities      The Fund is primarily subject to the "Equity
Fund                         Securities" and "Small Company Securities" risks
                             described under "Common Risks for the Funds" on page 8.


10   Stock Funds Prospectus

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND                         SPECIFIC RISKS
--------------------------------------------------------------------------------
Small Company Growth Fund    The Fund is primarily subject to the risks
                             described under "Common Risks for the Funds" on page 8. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Small Company Value Fund     The Fund is primarily subject to the "Equity
                             Securities" and "Small Company Securities" risks described under "Common Risks for the Funds" on page 8.


                                                      Stock Funds Prospectus  11

Performance History
--------------------------------------------------------------------------------

     The following information shows you how each Fund has performed and illustrates the variability of a Fund's returns over time. Each Fund's average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

     Please remember that past performance is no guarantee of future results.

     The Wells Fargo Large Cap Value Fund has been in operation for less than one calendar year; therefore, no performance information is shown for this Fund.

     The Wells Fargo Montgomery Emerging Markets Focus Fund was organized as the successor fund to the Montgomery Emerging Markets Fund and the Montgomery Emerging Markets Focus Fund, with the latter being the accounting survivor. The Wells Fargo Montgomery Small Cap Fund was organized as the successor fund to the Montgomery Small Cap Fund. The predecessor Montgomery Funds were reorganized into the Wells Fargo Funds effective at the close of business on June 6, 2003. The historical information shown below and throughout this prospectus for each successor fund reflects the historical information for its predecessor.

     Diversified Equity Fund Institutional Class Calendar Year Returns/1/

     '94        0.83%
     '95       30.94%
     '96       20.43%
     '97       25.72%
     '98       22.35%
     '99       20.45%
     '00       (1.91)%
     '01      (12.46)%
     '02      (21.96)%
     '03       29.43%

     Best Qtr.: Q4 '98 . 19.88%      Worst Qtr.: Q3 '02 . (19.36)%


12   Stock Funds Prospectus

--------------------------------------------------------------------------------

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns

for the period ended 12/31/03                  1 year   5 years    10 years
Institutional Class Returns Before Taxes
 (Incept. 11/11/94)/1/                          29.43%     0.88%       9.83%
Institutional Class Returns After Taxes on
 Distributions                                  29.04%    (0.05)%      8.85%
Institutional Class Returns After Taxes on
 Distributions and Sale of Fund Shares          19.12%     0.40%       8.28%
S&P 500 Index (reflects no deduction for
 expenses or taxes)/2, 3/                       28.67%    (0.57)%     11.06%

     /1/ Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
     /2/  S&P 500 is a registered trademark of Standard & Poor's.
     /3/ Standard & Poor's, S&P, S&P 500 Index, Standard & Poor's 500 and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.


                                                      Stock Funds Prospectus  13

Performance History
--------------------------------------------------------------------------------

     Diversified Small Cap Fund Institutional Class Calendar Year Returns

     '98     (8.60)%
     '99      9.85%
     '00     11.74%
     '01      2.08%
     '02    (14.55)%
     '03     43.93%

     Best Qtr.: Q2 '03 . 21.57%       Worst Qtr.: Q3 '98 . (23.73)%

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns
                                                                    Life of
for the period ended 12/31/03                  1 year   5 years       Fund
Institutional Class Returns Before
 Taxes (Incept. 12/31/97)                       43.93%     9.03%       5.87%
Institutional Class Returns After
 Taxes on Distributions                         43.60%     8.53%       5.46%
Institutional Class Returns After Taxes
 on Distributions and Sale of Fund Shares       28.55%     7.59%       4.87%
Russell 2000 Index (reflects no deduction for
 expenses or taxes)                             47.25%     7.13%       5.45%


14   Stock Funds Prospectus

--------------------------------------------------------------------------------

     Equity Income Fund Institutional Class Calendar Year Returns/1/

     '94       4.64%
     '95      38.43%
     '96      20.25%
     '97      28.04%
     '98      17.85%
     '99       8.28%
     '00       1.90%
     '01      (5.45)%
     '02     (19.68)%
     '03      26.28%

     Best Qtr.: Q2 '03 . 16.74%       Worst Qtr.: Q3 '02 . (20.82)%

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns

for the period ended 12/31/03                  1 year   5 years    10 years
Institutional Class Returns Before Taxes
 (Incept. 11/11/94)/1/                          26.28%     1.14%      10.77%
Institutional Class Returns After Taxes on
 Distributions                                  23.71%    (0.40)%      9.54%
Institutional Class Returns After Taxes on
 Distributions and Sale of Fund Shares          16.98%     0.25%       8.95%
S&P 500 Index (reflects no deduction for
 expenses or taxes)/2/                          28.67%    (0.57)%     11.06%
Russell 1000 Value Index (reflects no
 deduction for expenses or taxes)               30.03%     3.56%      11.88%

     /1/ Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
     /2/  S&P 500 is a registered trademark of Standard & Poor's.


                                                      Stock Funds Prospectus  15

Performance History
--------------------------------------------------------------------------------

     Growth Fund Institutional Class Calendar Year Returns/1/

     '94     (0.29)%
     '95     28.90%
     '96     21.48%
     '97     19.31%
     '98     29.24%
     '99     21.27%
     '00    (13.75)%
     '01    (18.80)%
     '02    (26.19)%
     '03     23.41%

     Best Qtr.: Q4 '98 . 23.42%  Worst Qtr.: Q3 '01 . (17.26)%

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns

for the period ended 12/31/03                  1 year   5 years    10 years
Institutional Class Returns Before Taxes
 (9/6/96)/1/                                    23.41%    (5.00)%      6.42%
Institutional Class Returns After Taxes
 on Distributions                               23.41%    (6.27)%      4.30%
Institutional Class Returns After Taxes on
 Distributions and Sale of Fund Shares          15.22%    (4.20)%      4.92%
S&P 500 Index (reflects no deduction for
 expenses or taxes)/2/                          28.67%    (0.57)%     11.06%

     /1/ Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the Class A shares, which incepted on August 2, 1990.
     /2/  S&P 500 is a registered trademark of Standard & Poor's.


16   Stock Funds Prospectus

--------------------------------------------------------------------------------

     Growth Equity Fund Institutional Class Calendar Year Returns/1/

     `94      (1.38)%
     `95      24.87%
     `96      18.78%
     `97      20.09%
     `98      16.50%
     `99      25.72%
     `00      (0.07)%
     `01     (14.19)%
     `02     (21.56)%
     `03      33.94%

     Best Qtr.: Q4 '99 . 20.08%  Worst Qtr.: Q3 '02 . (20.19)%

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do no reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns

for the period ended 12/31/03                  1 year   5 years    10 years
Institutional Class Returns Before
 Taxes (Incept. 11/11/94)/1/                    33.94%     2.52%       8.77%
Institutional Class Returns After
 Taxes on Distributions                         33.94%     0.84%       7.06%
Institutional Class Returns After
 Taxes on Distributions and
 Sale of Fund Shares                            22.06%     1.56%       6.95%
S&P 500 Index (reflects no deduction
 for expenses or taxes)/2/                      28.67%    (0.57)%     11.06%

     /1/ Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
     /2/  S&P 500 is a registered trademark of Standard & Poor's.


                                                      Stock Funds Prospectus  17

Performance History
--------------------------------------------------------------------------------

     Index Fund Institutional Class Calendar Year Returns/1/

     `94       1.11%
     `95      36.00%
     `96      22.26%
     `97      33.18%
     `98      28.33%
     `99      20.59%
     `00      (9.20)%
     `01     (11.93)%
     `02     (22.03)%
     `03      28.28%

     Best Qtr.: Q4 '98 . 21.32%  Worst Qtr.: Q3 '02 . (17.20)%

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns

for the period ended 12/31/03                  1 year   5 years    10 years
Institutional Class Returns Before
 Taxes (Incept. 11/11/94)/1/                    28.28%    (0.72)%     10.73%
Institutional Class Returns After
 Taxes on Distributions                         27.70%    (1.39)%      9.82%
Institutional Class Returns After
 Taxes on Distributions and
 Sale of Fund Shares                            18.38%    (0.93)%      9.09%
S&P 500 Index (reflects no deduction
 for expenses or taxes)/2, 3/                   28.67%    (0.57)%     11.06%

     /1/ Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
     /2/  S&P 500 is a registered trademark of Standard & Poor's.
     /3/ Standard & Poor's, S&P, S&P 500 Index, Standard & Poor's 500 and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.


18   Stock Funds Prospectus

--------------------------------------------------------------------------------

     International Equity Fund Institutional Class Calendar Year Returns/1/

     `98      16.03%
     `99      51.50%
     `00     (12.99)%
     `01     (18.16)%
     `02     (23.13)%
     `03      28.97%

     Best Qtr.: Q4 '99 . 33.85%  Worst Qtr.: Q3 '02 . (21.81)%

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns

                                                                    Life of
for the period ended 12/31/03                  1 year   5 years      Fund
Institutional Class Returns Before
 Taxes (Incept. 11/8/99)/1/                     28.97%     1.35%       2.96%
Institutional Class Returns After Taxes on
 Distributions                                  28.64%     1.11%       2.76%
Institutional Class Returns After Taxes on
 Distributions and Sale of Fund Shares          18.83%     1.07%       2.47%
MSCI/EAFE Index (reflects no deduction
 for expenses or taxes)/2/                      38.59%    (0.05)%      1.58%

     /1/ Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the Class A shares, which incepted on September 24, 1997, adjusted to reflect the expenses of the Institutional Class shares.
     /2/ Morgan Stanley Capital International/Europe, Australasia, and Far East Index.


                                                      Stock Funds Prospectus  19

Performance History
--------------------------------------------------------------------------------

     Large Cap Appreciation Fund Institutional Class Calendar Year Returns

     `02    (23.69)%
     `03     27.66%

     Best Qtr.: Q2 '03 . 12.58%  Worst Qtr.: Q3 '02 . (15.92)%

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns

                                                        Life of
for the period ended 12/31/03                  1 year    Fund
Institutional Class Returns Before
 Taxes (Incept. 08/31/01)                       27.66%    (0.73)%
Institutional Class Returns After
 Taxes on Distributions                         27.66%    (0.73)%
Institutional Class Returns After Taxes on
 Distributions and Sale of Fund Shares          17.98%    (0.62)%
S&P 500 Index (reflects no deduction
 for expenses or taxes)/1/                      28.67%     0.85%

     /1/  S&P 500 is a registered trademark of Standard & Poor's.


20   Stock Funds Prospectus

--------------------------------------------------------------------------------

     Large Company Growth Fund Institutional Class Calendar Year Returns/1/

     '94      (1.07)%
     '95      29.24%
     '96      25.11%
     '97      33.35%
     '98      48.01%
     '99      33.21%
     '00      (3.62)%
     '01     (21.58)%
     '02     (28.11)%
     '03      26.77%

     Best Qtr.: Q4 '98 . 31.64%  Worst Qtr.: Q1 '01 . (22.83)%

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns

for the period ended 12/31/03                  1 year   5 years    10 years
Institutional Class Returns Before
 Taxes (Incept. 11/11/94)/1/                    26.77%    (1.71)%     11.22%
Institutional Class Returns After
 Taxes on Distributions                         26.77%    (1.85)%     10.86%
Institutional Class Returns After
 Taxes on Distributions and
 Sale of Fund Shares                            17.40%    (1.44)%      9.94%
S&P 500 Index (reflects no deduction
 for expenses or taxes)/2/                      28.67%    (0.57)%     11.06%

     /1/ Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
     /2/  S&P 500 is a registered trademark of Standard & Poor's.


                                                      Stock Funds Prospectus  21

Performance History
--------------------------------------------------------------------------------

     Montgomery Emerging Markets Focus Fund Institutional Class Calendar Year Returns/1 /

     '98     (20.84)%
     '99     122.19%
     '00     (17.23)%
     '01      (3.75)%
     '02      (5.28)%
     '03      72.07%

     Best Qtr.: Q4 '99 . 44.29%  Worst Qtr.: Q3 '01 . (22.71)%

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns

                                                                    Life of
for the period ended 12/31/03                  1 year   5 years      Fund
Institutional Class Returns Before
 Taxes (Incept. 12/31/97)/1/                    72.07%    23.62%      14.79%
Institutional Class Returns After Taxes on
 Distributions                                  71.69%    23.33%      14.41%
Institutional Class Returns After Taxes on
 Distributions and Sale of Fund Shares          46.76%    20.88%      12.82%
MSCI Emerging Markets Free Index (reflects
 no deduction for expenses or taxes)/2/         56.28%    10.62%       3.60%

     /1/ Performance shown for the Institutional Class shares reflects the performance of the Class R shares of the predecessor Montgomery Emerging Markets Focus Fund.
     /2/  Morgan Stanley Capital International Emerging Free Markets Index.


22   Stock Funds Prospectus

--------------------------------------------------------------------------------

     Montgomery Small Cap Fund Institutional Class Calendar Year Returns*/1/

     '94      (9.96)%
     '95      35.12%
     '96      18.69%
     '97      23.86%
     '98      (7.93)%
     '99      55.81%
     '00     (25.14)%
     '01     (12.65)%
     '02     (29.51)%
     '03      47.88%

     Best Qtr.: Q4 '99 . 47.31%  Worst Qtr.: Q3 '98 . (32.37)%

     * Performance shown reflects the performance of the predecessor fund's Class R shares, which reorganized into the Fund's Class A shares, and does not reflect the applicable Class A sales charges. If it did, returns would be lower.

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns

for the period ended 12/31/03                  1 year   5 years    10 years
Institutional Class Returns Before
 Taxes (Incept. 06/09/03)/1/                    39.38%     0.02%       5.13%
Institutional Class Returns After
 Taxes on Distributions                         39.38%    (1.34)%      2.71%
Institutional Class Returns After
 Taxes on Distributions and
 Sale of Fund Shares                            25.59%    (0.22)%      3.48%
Russell 2000 Index (reflects no deduction
 for expenses or taxes)                         47.25%     7.13%       9.47%
Russell 2000 Growth Index (reflects no
 deduction for expenses or taxes)               48.54%     0.86%       5.43%

     /1/ Performance shown for the Institutional Class shares reflects the performance of the predecessor fund's Class R shares (which reorganized into the Fund's Class A shares), and includes fees and expenses that are not applicable to the Institutional Class shares. The predecessor fund's Class R annual returns are substantially similar to what the Institutional Class returns would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the Classes do not have the same expenses. The predecessor fund incepted on July 13, 1990.


                                                      Stock Funds Prospectus  23

Performance History
--------------------------------------------------------------------------------

     Small Cap Growth Fund Institutional Class Calendar Year Returns/1/

     '95      69.60%
     '96      23.45%
     '97      11.57%
     '98      (5.39)%
     '99     120.19%
     '00     (23.32)%
     '01     (24.56)%
     '02     (38.93)%
     '03      42.22%

     Best Qtr.: Q4 '99 . 63.61%  Worst Qtr.: Q1 '01 . (31.52)%

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns

                                                                    Life of
for the period ended 12/31/03                  1 year   5 years      Fund
Institutional Class Returns Before
 Taxes (Incept. 9/16/96)/1/                     42.22%     2.04%      10.91%
Institutional Class Returns After
 Taxes on Distributions                         42.22%    (0.56)%      8.60%
Institutional Class Returns After
 Taxes on Distributions and
 Sale of Fund Shares                            27.44%     0.55%       8.47%
Russell 2000 Index (reflects no deduction
 for expenses or taxes)                         47.25%     7.13%       8.20%

     /1/ Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the shares of the Small Capitalization Growth Fund for BRP Employment Retirement Plans, a predecessor collective investment fund which incepted on November 1, 1994, with the same investment objective and policies as the Stagecoach Small Cap Fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.


24  Stock Funds Prospectus

--------------------------------------------------------------------------------

     Small Cap Opportunities Fund Institutional Class Calendar Year Returns/1/

     '94       4.45%
     '95      49.08%
     '96      22.63%
     '97      27.42%
     '98      (9.36)%
     '99      13.82%
     '00      30.91%
     '01      12.94%
     '02     (18.94)%
     '03      36.86%

     Best Qtr.: Q2 '97 o 18.65% Worst Qtr.: Q3 '98 o (23.27)%

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns

for the period ended 12/31/03                  1 year   5 years     10 years
Institutional Class Returns Before
 Taxes (Incept. 8/15/96)/1/                     36.89%    13.30%      15.20%
Institutional Class Returns After
 Taxes on Distributions                         35.41%    11.90%      13.74%
Institutional Class Returns After
 Taxes on Distributions and
 Sale of Fund Shares                            23.97%    10.89%      12.78%
Russell 2000 Index (reflects no
 deduction for expenses or taxes)               47.25%     7.13%       9.47%

     /1/ Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of a predecessor class of shares that was substantially similar to this Class of shares and has been adjusted to reflect the expenses of this Class. The predecessor class of shares incepted on August 1, 1993.


                                                      Stock Funds Prospectus  25

Performance History
--------------------------------------------------------------------------------

     Small Company Growth Fund Institutional Class Calendar Year Returns/1/

     '94    (3.44)%
     '95    39.48%
     '96    19.82%
     '97    22.16%
     '98    (9.11)%
     '99    19.11%
     '00    2.34%
     '01    0.62%
     '02    (29.60)%
     '03    50.36%

     Best Qtr.: Q3 '03 o 21.66% Worst Qtr.: Q3 '98 o (24.63)%

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns

for the period ended 12/31/03                  1 year   5 years    10 years
Institutional Class Returns Before
 Taxes (Incept. 11/11/94)/1/                    50.36%     5.36%       8.81%
Institutional Class Returns
 After Taxes on Distributions                   50.36%     3.88%       6.66%
Institutional Class Returns
 After Taxes on Distributions
 and Sale of Fund Shares                        32.73%     3.81%       6.50%
Russell 2000 Index (reflects no
 deduction for expenses or taxes)               47.25%     7.13%       9.47%

     /1/ Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.


26   Stock Funds Prospectus

--------------------------------------------------------------------------------

Small Company Value Fund Institutional Class Calendar Year Returns/1/

'98    (9.25)%
'99    0.60%
'00    26.71%
'01    13.09%
'02    (6.34)%
'03    43.68%

Best Qtr.: Q2 '03 . 23.00%           Worst Qtr.: Q3 '02 . (24.84)%

The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns
                                                                   Life of
for the period ended 12/31/03                  1 year   5 years     Fund

Institutional Class Returns Before
 Before Taxes (Incept. 1/31/02)/1/              43.68%    14.16%      12.73%
Institutional Class Returns After
 Taxes on Distributions                         41.80%    13.86%      12.50%
Institutional Class Returns After
 Taxes on Distributions and
 Sale of Fund Shares                            28.37%    12.27%      11.13%
Russell 2000 Index (reflects no
 deduction for expenses or taxes)               47.25%     7.13%       9.17%

/1/ Performance shown for periods prior to inception of the Institutional Class shares reflects performance of the Small Company Value Master Portfolio, a master portfolio in which the Fund invests adjusted to reflect the fees and expenses of this Class. The Small Company Value Master Portfolio, which incepted on June 1, 1997, has a substantially identical investment objective and investment strategy as the Fund.


                                                      Stock Funds Prospectus  27

Stock Funds
--------------------------------------------------------------------------------

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining the account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                                    All Funds

--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases (as a percentage
of offering price)                                                    None

Maximum deferred sales charge (load) (as a percentage of
the Net Asset Value ("NAV") at purchase)                              None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)/1/
--------------------------------------------------------------------------------

                                      Diversified   Diversified      Equity
                                      Equity Fund  Small Cap Fund  Income Fund
-------------------------------------------------------------------------------
Management Fees                              0.88%           0.99%         0.75%
Distribution (12b-1) Fees                    0.00%           0.00%         0.00%
Other Expenses/2/                            0.29%           0.28%         0.19%
-------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES         1.17%           1.27%         0.94%
-------------------------------------------------------------------------------
Fee Waivers                                  0.17%           0.07%         0.09%
-------------------------------------------------------------------------------
NET EXPENSES/3/                              1.00%           1.20%         0.85%
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                    Montgomery
                                                                     Emerging
                                       Large Cap   Large Company      Markets
                                      Value Fund    Growth Fund     Focus Fund
-------------------------------------------------------------------------------
Management Fees                              0.75%           0.75%         1.10%
Distribution (12b-1) Fees                    0.00%           0.00%         0.00%
Other Expenses/2/                            0.33%           0.30%         0.60%
-------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES         1.08%           1.05%         1.70%
-------------------------------------------------------------------------------
Fee Waivers                                  0.08%           0.10%         0.10%
-------------------------------------------------------------------------------
NET EXPENSES/3/                              1.00%           0.95%         1.60%
-------------------------------------------------------------------------------

/1/ Expenses for gateway funds include expenses allocated from the master portfolio(s) in which each such Fund invests.

/2/ Other expenses may include expenses payable to affiliates of Wells Fargo & Company. Other expenses for the Montgomery Small Cap Fund have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses. Other expenses for the Large Cap Value Fund are based on estimated amounts for the current fiscal year.

/3/ The adviser has committed through January 31, 2005 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.


28   Stock Funds Prospectus

                                                             Summary of Expenses
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                                                  Large Cap
                                        Growth       Growth          Index       International   Appreciation
                                         Fund      Equity Fund       Fund         Equity Fund        Fund
-------------------------------------------------------------------------------------------------------------
Management Fees                             0.75%         1.05%           0.15%           1.00%          0.70%
Distribution (12b-1) Fees                   0.00%         0.00%           0.00%           0.00%          0.00%
Other Expenses/2/                           0.36%         0.40%           0.29%           0.34%          0.91%
-------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        1.11%         1.45%           0.44%           1.34%          1.61%
-------------------------------------------------------------------------------------------------------------
Fee Waivers                                 0.11%         0.20%           0.19%           0.09%          0.61%
-------------------------------------------------------------------------------------------------------------
NET EXPENSES/3/                             1.00%         1.25%           0.25%           1.25%          1.00%
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                      Montgomery    Small Cap                        Small          Small
                                        Small        Growth        Small Cap        Company        Company
                                       Cap Fund       Fund       Opportunities    Growth Fund     Value Fund
-------------------------------------------------------------------------------------------------------------
Management Fees                             0.90%         0.90%           0.90%           0.90%          0.90%
Distribution (12b-1) Fees                   0.00%         0.00%           0.00%           0.00%          0.00%
Other Expenses/2/                           0.56%         0.66%           0.41%           0.44%          0.31%
-------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        1.46%         1.56%           1.31%           1.34%          1.21%
-------------------------------------------------------------------------------------------------------------
Fee Waivers                                 0.26%         0.36%           0.11%           0.14%          0.01%
-------------------------------------------------------------------------------------------------------------
NET EXPENSES/3/                             1.20%         1.20%           1.20%           1.20%          1.20%
-------------------------------------------------------------------------------------------------------------

                                                      Stock Funds Prospectus  29

Stock Funds                                                  Summary of Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXAMPLE OF EXPENSES
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:
--------------------------------------------------------------------------------
                          Diversified
            Diversified    Small Cap        Equity       Growth        Growth
            Equity Fund      Fund       Income Fund       Fund       Equity Fund
            --------------------------------------------------------------------
 1 YEAR     $       102  $         122  $         87  $         102  $       127
 3 YEARS    $       333  $         396  $        291  $         342  $       439
 5 YEARS    $       583  $         690  $        511  $         601  $       773
10 YEARS    $     1,299  $       1,528  $      1,146  $       1,342  $     1,718
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          Large Cap                     Large
               Index     International  Appreciation    Large Cap      Company
               Fund       Equity Fund       Fund       Value Fund    Growth Fund
            --------------------------------------------------------------------
 1 YEAR     $        26  $         127  $        102  $         102  $        97
 3 YEARS    $       122  $         416  $        448  $         336  $       324
 5 YEARS    $       227  $         725  $        819  $         588  $       570
10 YEARS    $       536  $       1,605  $      1,860  $       1,310  $     1,274
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            Montgomery
             Emerging     Montgomery      Small Cap     Small Cap       Small
              Markets      Small Cap       Growth     Opportunities    Company
            Focus Fund       Fund           Fund           Fund      Growth Fund
            --------------------------------------------------------------------
 1 YEAR     $       163  $         122  $        122  $         122  $       122
 3 YEARS    $       526  $         436  $        457  $         404  $       411
 5 YEARS    $       918  $         773  $        816  $         708  $       721
10 YEARS    $     2,000  $       1,724  $      1,826  $       1,569  $     1,600
--------------------------------------------------------------------------------

-----------------------
               Small
              Company
             Value Fund
            -----------
 1 YEAR     $       122
 3 YEARS    $       383
 5 YEARS    $       664
10 YEARS    $     1,465
-----------------------


30   Stock Funds Prospectus

Key Information
--------------------------------------------------------------------------------

     In this Prospectus,"we" generally refers to Wells Fargo Funds Trust (the "Trust"), or Wells Fargo Funds Management, LLC ("Funds Management"), the Funds' investment adviser. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

     ---------------------------------------------------------------------------

     Master/Gateway/SM/ Structure
     Some of the Funds in this Prospectus are gateway funds in a Master/Gateway/SM/ structure. In this structure, a gateway fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of Wells Fargo Funds whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

     ---------------------------------------------------------------------------

     Important information you should look for as you decide to invest in a
     Fund:
     The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

     ---------------------------------------------------------------------------

     Investment Objective and Investment Strategies
     The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

     .  what the Fund is trying to achieve;
     . how we intend to invest your money; and . what makes the Fund different from the other Funds offered in this
        Prospectus.

     ---------------------------------------------------------------------------

     Permitted Investments
     A summary of each Fund's key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning "80% of the Fund's assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given 60 days notice.

     ---------------------------------------------------------------------------

     Important Risk Factors
     Describes the key risk factors for each Fund, and includes risks described in the "Summary of Important Risks" and "Additional Strategies and General Investment Risks" sections.

     Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.


                                                      Stock Funds Prospectus  31

Diversified Equity Fund
--------------------------------------------------------------------------------

     Investment Objective
     The Diversified Equity Fund seeks long-term capital appreciation with moderate annual return volatility by diversifying its investments among different equity investment styles.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a gateway fund that invests in a "multi-style" equity investment approach designed to minimize the volatility and risk of investing in a single equity investment style."Style" means either an approach to selecting investments, or a type of investment that is selected for a Fund. We currently invest in 11 master portfolios. We may make changes in the asset allocation at any time in response to market and other conditions. We also may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal circumstances, we invest at least 80% of the Fund's assets in equity securities, using a combination of 5 different equity investment styles--large cap blend, large cap value, large cap growth, small cap, and international--for the Fund's investments. We currently allocate the assets dedicated to large cap blend investments to 1 Portfolio, the assets allocated to large cap growth investments to 3 Portfolios, the assets allocated to small cap investments to 3 Portfolios, the assets allocated to large cap value to 2 Portfolios and the assets allocated to international investments to 2 Portfolios.

     ---------------------------------------------------------------------------

     Portfolio Allocation
     Under normal circumstances, the master portfolio allocations for the Fund are currently as follows:

Investment Style/Portfolios           Allocation
Large Cap Value Style                         25%
   Equity Income Portfolio                                 20%
   Large Cap Value Portfolio                                5%
Large Cap Blend Style                         25%
   Index Portfolio                                         25%
Large Cap Growth Style                        25%
   Disciplined Growth Portfolio                           5.0%
   Large Cap Appreciation Portfolio                       2.5%
   Large Company Growth Portfolio                        17.5%
Small Cap Style                               10%
   Small Cap Index Portfolio                             3.34%
   Small Company Growth Portfolio                        3.33%
   Small Company Value Portfolio                         3.33%
International Style                           15%
   International Equity Portfolio                       11.25%
   Overseas Portfolio                                    3.75%
TOTAL FUND ASSETS                            100%


32   Stock Funds Prospectus

--------------------------------------------------------------------------------

     Portfolio Management
     Please see the "Description of Master Portfolios" section on page 102 for the objective and principal strategies of each portfolio, and the "Portfolio Managers" section on page 104 for the professional summaries for these managers.

Master Portfolio         Sub-Adviser     Portfolio Manager(s)

Disciplined Growth       Smith           Stephen S. Smith, CFA

Equity Income            Wells Capital   David L. Roberts, CFA and
                         Management      Gary J. Dunn, CFA

Index                    Wells Capital   Laurie R. White and
                         Management      Gregory T. Genung, CFA

International Equity     Wells Capital   Josephine Jimenez, CFA and
                         Management      Sabrina Yih, CFA

Large Cap Appreciation   Cadence         William B. Bannick, CFA and
                                         Robert L. Fitzpatrick, CFA

Large Cap Value          Systematic      D. Kevin McCreesh, CFA and
                                         Ronald M. Mushock, CFA

Large Company Growth     Peregrine       John S. Dale, CFA and
                                         Gary E. Nussbaum, CFA

Overseas                 LSV Asset       Josef Lakonishok
                         Management      Robert W. Vishny and
                                         Menno Vermeulen

Small Cap Index          Wells Capital   Laurie R. White and
                         Management      Gregory T. Genung, CFA

Small Company Growth     Peregrine       Robert B. Mersky, CFA;
                                         Paul E. von Kuster, CFA and
                                         Daniel J. Hagen, CFA

Small Company Value      Peregrine       Tasso H. Coin, Jr., CFA and
                                         Douglas G. Pugh, CFA

--------------------------------------------------------------------------------

     Important Risk Factors
     The Fund is primarily subject to the risks described under "Common Risks for the Funds" on page 8. Stocks selected for their dividend income may be more sensitive to interest rate charges than other stocks. Fund assets that track the performance of an index do so whether the index rises or falls. Stocks of small and medium-sized companies purchased for the Fund may be more volatile and less liquid than those of large company stocks.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 88. These considerations are all important to your investment choice.


                                                      Stock Funds Prospectus  33

Diversified Equity Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------
                                                INSTITUTIONAL CLASS
                                                SHARES-- COMMENCED
                                                ON NOVEMBER 11, 1994
                                                ----------------------------
                                                  Sept. 30,       Sept. 30,
For the period ended:                               2003            2002
                                                ----------------------------
Net asset value, beginning of period            $      29.04    $      36.38
Income from investment operations:
   Net investment income (loss)                         0.24            0.18/6/
   Net realized and unrealized gain (loss)
    on investments                                      6.57           (6.87)
Total from investment operations                        6.81           (6.69)
Less distributions:
   Dividends from net investment income                (0.21)          (0.23)
   Distributions from net realized gain                (0.00)          (0.42)
Total distributions                                    (0.21)          (0.65)
Net asset value, end of period                  $      35.64    $      29.04
Total return/3/                                        23.55%         (18.86)%
Ratios/supplemental data:
   Net assets, end of period (000s)             $  1,152,692    $  1,014,998
Ratios to average net assets/7/:
   Ratio of expenses to average net assets/2/           1.00%           1.00%
   Ratio of net investment income (loss)
    to average net assets                               0.67%           0.47%
Portfolio turnover/4/                                     32%             30%
Ratio of expenses to average net assets
 prior to waived fees and reimbursed
 expenses/2, 5, 7/                                      1.17%           1.14%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Total returns do not include any sales charges, and would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/4/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/6/  Calculated based upon average shares outstanding.
/7/  Ratios shown for periods of less than one year are annualized.


34   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------
                                                  Sept. 30,      Sept. 30,      Sept. 30,       May 31,
                                                    2001           2000          1999/1/         1999
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $      52.72   $      48.00   $      48.25   $      43.06
Income from investment operations:
   Net investment income (loss)                         0.15           0.18           0.04           0.22
   Net realized and unrealized gain (loss)
    on investments                                    (11.70)          7.37          (0.29)          6.15
Total from investment operations                      (11.55)          7.55          (0.25)          6.37
Less distributions:
   Dividends from net investment income                (0.17)         (0.16)          0.00          (0.20)
   Distributions from net realized gain                (4.62)         (2.67)          0.00          (0.98)
Total distributions                                    (4.79)         (2.83)          0.00          (1.18)
Net asset value, end of period                  $      36.38   $      52.72   $      48.00   $      48.25
Total return/3/                                       (23.95)%        15.99%         (0.52)%        15.08%
Ratios/supplemental data:
   Net assets, end of period (000s)             $  1,398,810   $  1,938,206   $  1,902,474   $  1,629,191
Ratios to average net assets/7/:
   Ratio of expenses to average net assets/2/           1.00%          1.00%          1.00%          1.00%
   Ratio of net investment income (loss)
    to average net assets                               0.38%          0.31%          0.44%          0.47%
Portfolio turnover/4/                                     34%            38%            13%            35%
Ratio of expenses to average net assets
 prior to waived fees and reimbursed
 expenses/2, 5, 7/                                      1.07%          1.10%          1.18%          1.17%
---------------------------------------------------------------------------------------------------------


                                                      Stock Funds Prospectus  35

Diversified Small Cap Fund
--------------------------------------------------------------------------------

     Investment Objective
     The Diversified Small Cap Fund seeks long-term capital appreciation with moderate annual return volatility by diversifying its investments across different small-capitalization equity investment styles.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a gateway fund that invests in a "multi-style" approach designed to minimize the volatility and risk of investing in small-capitalization equity securities."Style" means either an approach to selecting investments, or a type of investment that is selected for a portfolio.

     We use several different small-capitalization equity styles in order to reduce the risk of price and return volatility associated with reliance on a single investment style. We currently invest in 3 master portfolios.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal circumstances, we invest at least 80% of the Fund's assets in small-capitalization securities, which we define as securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization range that is expected to change frequently. We may make changes in the asset allocation at any time in response to market and other conditions. We may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

     ---------------------------------------------------------------------------

     Portfolio Allocation
     Under normal circumstances, the master portfolio allocations for the Fund are as follows:

Investment Style/Portfolios      Allocation
Small Cap Index Portfolio             33.33%
Small Company Growth Portfolio        33.33%
Small Company Value Portfolio         33.34%
TOTAL FUND ASSETS                       100%


36   Stock Funds Prospectus

--------------------------------------------------------------------------------

     Portfolio Management
     Please see the "Description of Master Portfolios" section on page 102 for the objective and principal strategies of each portfolio, and the "Portfolio Managers" section on page 104 for the professional summaries for these managers.

Master Portfolio       Sub-Adviser                Portfolio Manager(s)

Small Cap Index        Wells Capital Management   Laurie R. White and
                                                  Gregory T. Genung, CFA

Small Company Growth   Peregrine                  Robert B. Mersky, CFA;
                                                  Paul E. von Kuster, CFA and
                                                  Daniel J. Hagen, CFA

Small Company Value    Peregrine                  Tasso H. Coin, Jr., CFA and
                                                  Douglas G. Pugh, CFA

     ---------------------------------------------------------------------------

     Important Risk Factors
     This Fund is primarily subject to the "Equity Securities" and "Small Company Securities" risks described under "Common Risks for the Funds" on page 8. Fund assets that track the performance of an index do so whether the index rises or falls.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 88. These considerations are all important to your investment choice.


                                                      Stock Funds Prospectus  37

Diversified Small Cap Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------
                                                  INSTITUTIONAL CLASS
                                                  SHARES--COMMENCED
                                                  ON DECEMBER 31, 1997
                                                  ----------------------------
                                                    Sept. 30,       Sept. 30,
For the period ended:                                 2003            2002
                                                  ----------------------------
Net asset value, beginning of period              $       8.70    $       9.18
Income from investment operations:
   Net investment income (loss)                          (0.01)          (0.02)
   Net realized and unrealized gain (loss)
    on investments                                        2.71           (0.34)
Total from investment operations                          2.70           (0.36)
Less distributions:
   Dividends from net investment income                   0.00            0.00
   Distributions from net realized gain                  (0.08)          (0.12)
Total distributions                                      (0.08)          (0.12)
Net asset value, end of period                    $      11.32    $       8.70
Total return/4/                                          31.32%          (4.17)%
Ratios/supplemental data:
   Net assets, end of period (000s)               $    285,650    $    192,987
Ratios to average net assets/6/:
   Ratio of expenses to average net assets/2/             1.17%           1.20%
   Ratio of net investment income (loss) to
    average net assets                                   (0.13)%         (0.24)%
Portfolio turnover/3/                                       84%             93%
Ratio of expenses to average net assets prior
 to waived fees and reimbursed
 expenses/2, 5, 6/                                        1.27%           1.38%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
/4/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/6/  Ratios shown for periods of less than one year are annualized.


38   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------
                                                    Sept. 30,       Sept. 30,     Sept. 30,       May 31,
                                                      2001            2000         1999/1/         1999
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $      11.18    $       9.02  $       8.99   $      10.52
Income from investment operations:
   Net investment income (loss)                           0.01            0.00         (0.01)          0.00
   Net realized and unrealized gain (loss)
    on investments                                       (1.34)           2.16          0.04          (1.53)
Total from investment operations                         (1.33)           2.16          0.03          (1.53)
Less distributions:
   Dividends from net investment income                  (0.01)           0.00          0.00           0.00
   Distributions from net realized gain                  (0.66)           0.00          0.00           0.00
Total distributions                                      (0.67)           0.00          0.00           0.00
Net asset value, end of period                    $       9.18    $      11.18  $       9.02   $       8.99
Total return/4/                                         (12.52)%         23.95%         0.33%        (14.54)%
Ratios/supplemental data:
   Net assets, end of period (000s)               $    138,795    $    115,700  $     67,459   $     60,261
Ratios to average net assets/6/:
   Ratio of expenses to average net assets/2/             1.20%           1.20%         1.20%          1.20%
   Ratio of net investment income (loss) to
    average net assets                                    0.13%           0.05%        (0.18)%        (0.05)%
Portfolio turnover/3/                                      113%            121%           39%           112%
Ratio of expenses to average net assets prior
 to waived fees and reimbursed
 expenses/2, 5, 6/                                        1.28%           1.39%         1.59%          1.65%
-----------------------------------------------------------------------------------------------------------


                                                      Stock Funds Prospectus  39

Equity Income Fund
--------------------------------------------------------------------------------

     Portfolio Managers: David L. Roberts, CFA; Gary J. Dunn, CFA

     ---------------------------------------------------------------------------

     Investment Objective
     The Equity Income Fund seeks long-term capital appreciation and above-average dividend income.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and investment strategies. We invest primarily in the common stocks of large U.S. companies with strong return potential based on current market valuations. We emphasize investment primarily in securities of companies with above-average dividend income. We use various valuation measures when selecting securities for the portfolio, including above-average dividend yields and below industry average price-to-earnings, price-to-book and price-to-sales ratios. We focus our investment strategy on large-capitalization stocks.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal circumstances, we invest:

     . at least 80% of the Fund's assets in income-producing equity securities; and

     . at least 80% of the Fund's assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more.

     We may invest in preferred stocks, convertible debt securities, and securities of foreign companies through ADRs and similar investments. We will normally limit our investment in a single issuer to 10% or less of total assets. We may invest in additional master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

     ---------------------------------------------------------------------------

     Important Risk Factors
     The Fund is primarily subject to the "Equity Securities" risks described under "Common Risks for the Funds" on page 8. Stocks selected for their dividend yields may be more sensitive to interest rate changes than other stocks.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 88. These considerations are all important to your investment choice.


40   Stock Funds Prospectus

                                           This page is intentionally left blank
--------------------------------------------------------------------------------

Equity Income Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------
                                                INSTITUTIONAL CLASS SHARES--
                                                COMMENCED ON NOVEMBER 11, 1994
                                                ------------------------------
                                                  Sept. 30,        Sept. 30,
For the period ended:                                2003             2002
                                                ------------------------------
Net asset value, beginning of period            $       28.72    $       37.21
Income from investment operations:
   Net investment income (loss)                          0.55             0.54
   Net realized and unrealized gain (loss) on
    investments                                          5.02            (7.51)
Total from investment operations                         5.57            (6.97)
Less distributions:
   Dividends from net investment income                 (0.55)           (0.53)
   Distributions from net realized gain                 (2.46)           (0.99)
Total distributions                                     (3.01)           (1.52)
Net asset value, end of period                  $       31.28    $       28.72
Total return/3/                                         20.42%          (19.64)%
Ratios/supplemental data:
   Net assets, end of period (000s)             $     907,662    $     902,521
Ratios to average net assets/6/:
   Ratio of expenses to average net assets/2/            0.85%            0.85%
   Ratio of net investment income (loss) to
    average net assets                                   1.83%            1.44%
Portfolio turnover/4/                                       9%              12%
Ratio of expenses to average net assets prior
 to waived fees and reimbursed
 expenses/2, 5, 6/                                       0.94%            0.91%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/4/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.
/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/6/  Ratios shown for periods of less than one year are annualized.


42   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------


                                                -----------------------------------------------------
                                                Sept. 30,     Sept. 30,     Sept. 30,      May 31,
For the period ended:                              2001          2000         1999/1/        1999
                                                -----------------------------------------------------
Net asset value, beginning of period            $     41.27   $     44.19   $     46.35   $     41.18
Income from investment operations:
   Net investment income (loss)                        0.46          0.52          0.18          0.51
   Net realized and unrealized gain (loss) on
    investments                                       (4.05)         0.12         (2.10)         5.45
Total from investment operations                      (3.59)         0.64         (1.92)         5.96
Less distributions:
   Dividends from net investment income               (0.47)        (0.52)        (0.24)        (0.53)
   Distributions from net realized gain               (0.00)        (3.04)         0.00         (0.26)
Total distributions                                   (0.47)        (3.56)        (0.24)        (0.79)
Net asset value, end of period                  $     37.21   $     41.27   $     44.19   $     46.35
Total return/3/                                       (8.75)%        1.39%        (4.16)%       14.75%
Ratios/supplemental data:
   Net assets, end of period (000s)             $ 1,163,331   $ 1,403,624   $ 1,471,410   $ 1,519,541
Ratios to average net assets/6/:
   Ratio of expenses to average net assets/2/          0.85%         0.85%         0.85%         0.85%
   Ratio of net investment income (loss) to
    average net assets                                 1.11%         1.21%         1.11%         1.23%
Portfolio turnover/4/                                     3%            9%            5%            3%
Ratio of expenses to average net assets prior
 to waived fees and reimbursed
 expenses/2, 5, 6/                                     0.85%         0.87%         0.88%         0.89%


                                                      Stock Funds Prospectus  43

Growth Fund
--------------------------------------------------------------------------------

     Portfolio Manager: Deborah Meacock, CFA; Stephen M. Kensinger, CFA
     ---------------------------------------------------------------------------

     Investment Objective
     The Growth Fund seeks long-term capital appreciation.
     ---------------------------------------------------------------------------
     Investment Strategies
     We seek long-term capital appreciation by investing primarily in common stocks and other equity securities that we believe have a strong earnings growth trend and above-average prospects for future growth. We focus our investment strategy on large-capitalization stocks.

     ---------------------------------------------------------------------------
     Permitted Investments
     Under normal circumstances, we invest:

     . at least 80% of the Fund's assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more;

     . at least 65% of total assets in equity securities, including common and preferred stocks, and securities convertible into common stocks; and

     . up to 25% of total assets in foreign companies through ADRs and similar investments.
     ---------------------------------------------------------------------------
     Important Risk Factors
     The Fund is primarily subject to the "Equity Securities" and "Foreign Investments" risks described under "Common Risks for the Funds" on page 8.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 88. These considerations are all important to your investment choice.


44   Stock Funds Prospectus

                                           This page is intentionally left blank
--------------------------------------------------------------------------------

Growth Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------
                                               INSTITUTIONAL CLASS SHARES--
                                               COMMENCED ON SEPTEMBER 6, 1996
                                               ------------------------------
                                                Sept. 30,          Sept. 30,
For the period ended:                             2003               2002
                                               -----------         ----------
Net asset value, beginning of period           $     11.05         $    13.71
Income from investment operations:
   Net investment income (loss)                      (0.03)/3/           0.00/3/
   Net realized and unrealized gain (loss)
    on investments                                    1.53              (2.66)
Total from investment operations                      1.50              (2.66)
Less distributions:
   Dividends from net investment income               0.00               0.00
   Dividends from net realized gain                   0.00               0.00
Total distributions                                   0.00               0.00
Net asset value, end of period                 $     12.55         $    11.05
Total return/1/                                      13.57%            (19.40)%
Ratios/supplemental data:
   Net assets, end of period (000s)            $    45,151         $   67,930
Ratios to average net assets:
   Ratio of expenses to average net assets            1.00%              1.00%
   Ratio of net investment income (loss) to
    average net assets                               (0.29)%            (0.02)%
Portfolio turnover                                      52%                88%
Ratio of expenses to average net assets prior
 to waived fees and reimbursed expenses/2/            1.11%              1.00%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/3/  Calculated based upon average shares outstanding.

46   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------


                                                ---------------------------------------
                                                Sept. 30,     Sept. 30,     Sept. 30,
For the period ended:                             2001          2000          1999
                                                ---------------------------------------
Net asset value, beginning of period            $     26.80    $    26.80    $    24.01
Income from investment operations:
   Net investment income (loss)                       (0.06)        (0.02)         0.03
   Net realized and unrealized gain (loss)
    on investments                                    (8.18)         3.59          6.64
Total from investment operations                      (8.24)         3.57          6.67
Less distributions:
   Dividends from net investment income                0.00          0.00         (0.03)
   Dividends from net realized gain                   (4.85)        (3.57)        (3.85)
Total distributions                                   (4.85)        (3.57)        (3.88)
Net asset value, end of period                  $     13.71    $    26.80    $    26.80
Total return/1/                                      (36.19)%       14.55%        29.69%
Ratios/supplemental data:
   Net assets, end of period (000s)             $   156,641    $   52,561    $   17,588
Ratios to average net assets:
   Ratio of expenses to average net assets             1.00%         1.00%         1.00%
   Ratio of net investment income (loss) to
    average net assets                                 0.06%        (0.05)%        0.15%
Portfolio turnover                                       80%           51%           38%
Ratio of expenses to average net assets prior
 to waived fees and reimbursed expenses/2/             1.03%         1.02%         1.02%


                                                      Stock Funds Prospectus  47

Growth Equity Fund
--------------------------------------------------------------------------------

     Investment Objective
     The Growth Equity Fund seeks a high level of long-term capital appreciation with moderate annual return volatility by diversifying its investments among different equity investment styles.
     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a gateway fund that invests in a "multi-style" approach designed to reduce the volatility and risk of investing in a single equity style."Style" means either an approach to selecting investments or a type of investment that is selected for a Fund. We currently invest in 6 master portfolios. We may make changes in the asset allocation at any time in response to market and other conditions. We may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.
     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal circumstances, we invest at least 80% of the Fund's assets in equity securities, selected across a combination of 3 different equity investment styles--large cap growth, small cap, and international. We currently allocate the assets dedicated to small cap investments to 3 Portfolios and the assets dedicated to large cap growth and international investments each to 2 Portfolios.
     ---------------------------------------------------------------------------

     Portfolio Allocation
     Under normal circumstances, the master portfolio/fund allocations for the Fund are currently as follows:

Investment Style/Portfolios                     Allocation
Large Cap Growth Style                                   35%
   Large Company Growth Portfolio                                30%
   Disciplined Growth Portfolio                                   5%
Small Cap Style                                          35%
   Small Cap Index Portfolio                                  11.67%
   Small Company Growth Portfolio                             11.67%
   Small Company Value Portfolio                              11.66%
International Style                                      30%
   International Equity Portfolio                              22.5%
   Overseas Portfolio                                           7.5%
TOTAL FUND ASSETS                                       100%


48   Stock Funds Prospectus

--------------------------------------------------------------------------------

     Portfolio Management
     Please see the "Description of Master Portfolios" section on page 102 for the objective and principal strategies of each portfolio, and the "Portfolio Managers" section on page 104 for the professional summaries for these managers.

Master Portfolio       Sub-Adviser                Portfolio Manager(s)

Disciplined Growth     Smith                      Stephen S. Smith, CFA
International Equity   Wells Capital Management   Josephine Jimenez, CFA and
                                                  Sabrina Yih, CFA
Large Company Growth   Peregrine                  John S. Dale, CFA and
                                                  Gary E. Nussbaum, CFA
Overseas               LSV Asset Management       Josef Lakonishok
                                                  Robert W. Vishny and
                                                  Menno Vermeulen
Small Cap Index        Wells Capital Management   Laurie R. White and
                                                  Gregory T. Genung, CFA
Small Company Growth   Peregrine                  Robert B. Mersky, CFA;
                                                  Paul E. von Kuster, CFA and
                                                  Daniel J. Hagen, CFA
Small Company Value    Peregrine                  Tasso H. Coin, Jr., CFA and
                                                  Douglas G. Pugh, CFA
--------------------------------------------------------------------------------

     Important Risk Factors
     This Fund is primarily subject to the risks described under the "Common Risks for the Funds" on page 8. Stocks of small- and medium-sized companies purchased for the Fund may be more volatile and less liquid than those of large companies. Fund assets that track the performance of an index do so whether the index rises or falls.
     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 88. These considerations are all important to your investment choice.


                                                      Stock Funds Prospectus  49

Growth Equity Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                INSTITUTIONAL CLASS
                                                SHARES--COMMENCED ON
                                                NOVEMBER 11, 1994
                                                --------------------------
                                                 Sept. 30,      Sept. 30,
For the period ended:                              2003           2002
                                                --------------------------
Net asset value, beginning of period            $     19.61    $     24.00
Income from investment operations:
   Net investment income (loss)                       (0.03)         (0.05)
   Net realized and unrealized gain (loss) on
    investments                                        5.25          (3.35)
Total from investment operations                       5.22          (3.40)
Less distributions:
   Dividends from net investment income               (0.01)         (0.07)
   Distributions from net realized gain                0.00          (0.92)
Total distributions                                   (0.01)         (0.99)
Net asset value, end of period                  $     24.82    $     19.61
Total return/4/                                       26.62%        (15.25)%
Ratios/supplemental data:
   Net assets, end of period (000s)             $   450,480    $   363,946
Ratios to average net assets/6/:
   Ratio of expenses to average net assets/2/          1.25%          1.22%
   Ratio of net investment income (loss) to
    average net assets                                (0.12)%        (0.19)%
Portfolio turnover/3/                                    58%            40%
Ratio of expenses to average net assets
 prior to waived fees and reimbursed
 expenses/2, 5, 6/                                     1.45%           1.41%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
/4/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/6/  Ratios shown for periods of less than one year are annualized.


50   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                -------------------------------------------------------
                                                 Sept. 30,      Sept. 30,      Sept. 30,      May 31,
For the period ended:                               2001          2000          1999/1/        1999
                                                -------------------------------------------------------
Net asset value, beginning of period            $     39.98    $     36.82    $     36.17   $     35.72
Income from investment operations:
   Net investment income (loss)                       (0.02)         (0.09)          0.01         (0.03)
   Net realized and unrealized gain (loss) on
    investments                                       (9.87)          8.88           0.64          2.58
Total from investment operations                      (9.89)          8.79           0.65          2.55
Less distributions:
   Dividends from net investment income                0.00           0.00           0.00         (0.03)
   Distributions from net realized gain               (6.09)         (5.63)          0.00         (2.07)
Total distributions                                   (6.09)         (5.63)          0.00         (2.10)
Net asset value, end of period                  $     24.00    $     39.98    $     36.82   $     36.17
Total return/4/                                      (28.74)%        25.32%          1.80%         7.60%
Ratios/supplemental data:
   Net assets, end of period (000s)             $   476,031    $   751,174    $   644,215   $   920,586
Ratios to average net assets/6/:
   Ratio of expenses to average net assets/2/          1.25%          1.25%          1.25%         1.25%
   Ratio of net investment income (loss) to
    average net assets                                (0.06)%        (0.23)%         0.05%        (0.08)%
Portfolio turnover/3/                                    75%            78%            22%           73%
Ratio of expenses to average net assets
 prior to waived fees and reimbursed
 expenses/2, 5, 6/                                     1.29%          1.34%          1.40%         1.38%


                                                      Stock Funds Prospectus  51

Index Fund
--------------------------------------------------------------------------------

     Portfolio Managers: Laurie R. White; Gregory T. Genung, CFA

     ---------------------------------------------------------------------------

     Investment Objective
     The Index Fund seeks to replicate the total rate of return of the S&P 500 Index, before fees and expenses.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and investment strategies. We invest in substantially all of the common stocks listed on the S&P 500 Index and attempt to achieve at least a 95% correlation between the performance of the S&P 500 Index and our investment results, before expenses. This correlation is sought regardless of market conditions.

     A precise duplication of the performance of the S&P 500 Index would mean that the NAV of Fund shares, including dividends and capital gains, would increase or decrease in exact proportion to changes in the S&P 500 Index. Such a 100% correlation is not feasible. Our ability to track the performance of the S&P 500 Index may be affected by, among other things, transaction costs and shareholder purchases and redemptions. We continuously monitor the performance and composition of the S&P 500 Index and adjust the Fund's portfolio as necessary to reflect any changes to the S&P 500 Index and to maintain a 95% or better performance correlation before fees and expenses.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal circumstances, we invest:

     . at least 80% of the Fund's assets in a diversified portfolio of equity securities designed to replicate the holdings and weightings of the stocks listed in the S&P 500 Index;

     . in stock index futures and options on stock indexes as a substitute for comparable positions in the underlying securities; and

     . in interest rate futures contracts, options or interest rate swaps and index swaps.

     ---------------------------------------------------------------------------

     Important Risk Factors
     The Fund is primarily subject to the "Equity Securities" risks described under "Common Risks for the Funds" on page 8. Funds that track the performance of an index do so whether the index rises or falls.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 88. These considerations are all important to your investment choice.


52   Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Index Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------
                                                INSTITUTIONAL CLASS
                                                SHARES--COMMENCED ON
                                                NOVEMBER 11, 1994
                                                --------------------------
                                                 Sept. 30,      Sept. 30,
For the period ended:                              2003           2002
                                                --------------------------
Net asset value, beginning of period            $     32.98    $     42.00
Income from investment operations:
   Net investment income (loss)                        0.55           0.51
   Net realized and unrealized gain (loss) on
    investments                                        7.37          (8.99)
Total from investment operations                       7.92          (8.48)
Less distributions:
   Dividends from net investment income               (0.57)         (0.54)
   Distributions from net realized gain                0.00           0.00
Total distributions                                   (0.57)         (0.54)
Net asset value, end of period                  $     40.33    $     32.98
Total return/3/                                       24.22%        (20.54)%
Ratios/supplemental data:
   Net assets, end of period (000s)             $   839,581    $   596,168
Ratios to average net assets/6/:
   Ratio of expenses to average net assets/2/          0.25%          0.25%
   Ratio of net investment income (loss) to
    average net assets                                 1.58%          1.28%
Portfolio turnover/4/                                     3%             4%
Ratio of expenses to average net assets prior
 to waived fees and reimbursed
 expenses/2, 5, 6/                                     0.44%          0.39%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/4/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.
/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/6/  Ratios shown for periods of less than one year are annualized.


54   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------


                                                --------------------------------------------------------
                                                 Sept. 30,      Sept. 30,      Sept. 30,       May 31,
For the period ended:                              2001           2000          1999/1/         1999
                                                --------------------------------------------------------
Net asset value, beginning of period            $     59.73    $     53.67    $     54.83    $     46.36
Income from investment operations:
   Net investment income (loss)                        0.54           0.59           0.24           0.57
   Net realized and unrealized gain (loss) on
    investments                                      (15.94)          6.42          (0.77)          8.87
Total from investment operations                     (15.40)          7.01          (0.53)          9.44
Less distributions:
   Dividends from net investment income               (0.60)         (0.26)         (0.36)         (0.57)
   Distributions from net realized gain               (1.73)         (0.69)         (0.27)         (0.40)
Total distributions                                   (2.33)         (0.95)         (0.63)         (0.97)
Net asset value, end of period                  $     42.00    $     59.73    $     53.67    $     54.83
Total return/3/                                      (26.63)%        13.06%         (1.00)%        20.57%
Ratios/supplemental data:
   Net assets, end of period (000s)             $   733,380    $   982,975    $   813,861    $ 1,154,289
Ratios to average net assets/6/:
   Ratio of expenses to average net assets/2/          0.25%          0.25%          0.25%          0.25%
   Ratio of net investment income (loss) to
    average net assets                                 1.11%          1.02%          1.17%          1.28%
Portfolio turnover/4/                                     2%             8%            11%             4%
Ratio of expenses to average net assets prior
 to waived fees and reimbursed
 expenses/2, 5, 6/                                     0.30%          0.33%          0.55%          0.55%


                                                      Stock Funds Prospectus  55

International Equity Fund
--------------------------------------------------------------------------------

     Portfolio Managers: Josephine Jimenez, CFA; Sabrina Yih, CFA

     ---------------------------------------------------------------------------

     Investment Objective
     The International Equity Fund seeks total return, with an emphasis on capital appreciation, over the long term, by investing primarily in equity securities of non-U.S. companies.

     ---------------------------------------------------------------------------

     Investment Strategies
     We invest principally in equity securities of companies based in foreign countries, including primarily developed countries but also emerging markets.

     We employ a bottom up, fundamental approach, that also considers relative valuation, to identify companies that we believe have above-average potential for long-term growth and total return. The financial data we examine includes both the company's historical performance results and its projected future earnings. Among other key criteria we consider are a company's local, regional or global franchise; history of effective management demonstrated by expanding revenues and earnings growth; prudent financial and accounting policies and ability to take advantage of a changing business environment.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal circumstances, we invest:

     .  at least 80% of the Fund's assets in equity securities;

     . at least 80% of total assets in equity securities of companies based outside the U.S.;

     .  in a minimum of five countries exclusive of the U.S.;

     .  up to 50% of total assets in any one country;

     .  up to 25% of total assets in emerging markets; and

     . in equity securities including common stocks and preferred stocks, and in warrants, convertible debt securities, ADRs (and similar investments) and shares of other mutual funds.

     We expect that the Fund's portfolio will maintain an average market capitalization of $10 billion or more, although we may invest in equity securities of issuers with market capitalizations as low as $250 million. We also expect that the securities we hold will be traded on a stock exchange or other market in the country in which the issuer is based, but they also may be traded in other countries, including the U.S.

     Although it is not our intention to do so, we reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling foreign currency futures and foreign currency forward contracts.

     ---------------------------------------------------------------------------

     Important Risk Factors
     The Fund is primarily subject to the "Equity Securities" and "Foreign Investments" risks described under "Common Risks for the Funds" on page 8.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 88. These considerations are all important to your investment choice.


56   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                INSTITUTIONAL CLASS SHARES--COMMENCED
                                                ON NOVEMBER 8, 1999
                                                --------------------------------------------------------
                                                 Sept. 30,      Sept. 30,      Sept. 30,      Sept. 30,
For the period ended:                              2003            2002           2001          2000
                                                --------------------------------------------------------
Net asset value, beginning of period            $      8.46    $     10.47    $     15.17    $     13.61
Income from investment operations:
   Net investment income (loss)                        0.08/3/        0.02/3/        0.01           0.12
   Net realized and unrealized gain (loss)
    on investments                                     1.34/3/       (2.03)         (4.40)          1.66
Total from investment operations                       1.42          (2.01)         (4.39)          1.78
Less distributions:
   Dividends from net investment income               (0.01)          0.00           0.00          (0.14)
   Distributions from net realized gain                0.00           0.00          (0.31)         (0.08)
Total distributions                                   (0.01)          0.00          (0.31)         (0.22)
Net asset value, end of period                  $      9.87    $      8.46    $     10.47    $     15.17
Total return/1/                                       16.83%        (19.20)%       (29.47)%        13.01%
Ratios/supplemental data:
   Net assets, end of period (000s)             $   266,099    $   372,380    $   108,796    $   122,397
Ratios to average net assets/4/:
   Ratio of expenses to average net assets             1.25%          1.44%          1.50%          1.50%
   Ratio of net investment income (loss)
    to average net assets                              0.76%          0.31%          0.31%          0.32%
Portfolio turnover                                       73%            52%            36%            26%
Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/2, 4/                                      1.34%          1.46%          1.53%          1.92%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/3/  Calculated based upon average shares outstanding.
/4/  Ratios shown for periods of less than one year are annualized.


                                                      Stock Funds Prospectus  57

Large Cap Appreciation Fund
--------------------------------------------------------------------------------

     Portfolio Managers: William B. Bannick, CFA; Robert L. Fitzpatrick, CFA

     ---------------------------------------------------------------------------

     Investment Objective
     The Large Cap Appreciation Fund seeks long-term capital appreciation.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and investment strategies. We focus our investment strategy on large-capitalization stocks.

     In making investment decisions for the Fund, we consider the 1,000 largest publicly traded companies in the U.S. We screen the stocks in this universe for a series of growth criteria, such as dividend growth, earnings growth, relative growth of earnings over time (earnings momentum) and the company's history of meeting earnings targets (earnings surprise). Stocks are also evaluated based on certain value criteria, such as price-to-earnings, price-to-book and price-to-cash flow ratios. The top 10% of the stocks in the screened universe are then subjected to an in-depth analysis of each company's current business and future prospects. In selecting portfolio holdings, we rigorously analyze company fundamentals, such as management strength, competitive industry position, business prospects, and evidence of sustainable business momentum, including improving revenue and margin trends, cash flows and profitability.

     We rescreen the universe frequently in an effort to consistently achieve a favorable balance of growth and value characteristics for the Fund. We consider selling stocks of companies with poor price performance relative to peers, earnings disappointment, or deteriorating business fundamentals. As a risk control measure, our allocation to a particular stock may also be reduced if its weighting in the portfolio exceeds 2%. The result is a portfolio that is well diversified and comprised of holdings across a broad range of sectors.

     Under normal circumstances, we invest at least 80% of the Fund's assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more. We may invest in additional master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

     ---------------------------------------------------------------------------

     Important Risk Factors
     The Fund is primarily subject to the "Equity Securities" risks described under "Common Risks for the Funds" on page 8. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 88. These considerations are all important to your investment choice.


58   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                INSTITUTIONAL CLASS SHARES--
                                                COMMENCED ON AUGUST 31, 2001
                                                -----------------------------------------
                                                 Sept. 30,      Sept. 30,      Sept. 30,
For the period ended:                              2003           2002           2001
                                                -----------------------------------------
Net asset value, beginning of period            $      7.55    $      9.53    $     10.00
Income from investment operations:
   Net investment income (loss)                        0.00           0.00           0.01
   Net realized and unrealized gain (loss)
    on investments                                     1.41          (1.98)         (0.48)
Total from investment operations                       1.41          (1.98)         (0.47)
Less distributions:
   Dividends from net investment income                0.00           0.00           0.00
   Distributions from net realized gain                0.00           0.00           0.00
Total distributions                                    0.00           0.00           0.00
Net asset value, end of period                  $      8.96    $      7.55    $      9.53
Total return/1/                                       18.68%        (20.78)%        (4.70)%
Ratios/supplemental data:
   Net assets, end of period (000s)             $    16,905    $     4,155    $        10
Ratios to average net assets/3/:
   Ratio of expenses to average net assets/5/          0.95%          0.95%          0.86%
   Ratio of net investment income (loss)
     to average net assets                            (0.06)%         0.05%          1.00%
Portfolio turnover/4/                                   153%           123%            10%
Ratio of expenses to average net assets
 prior to waived fees and reimbursed
 expenses/2, 3, 5/                                     1.61%          5.81%          0.86%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/3/  Ratios shown for periods of less than one year are annualized.
/4/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.
/5/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.


                                                      Stock Funds Prospectus  59

Large Cap Value Fund
--------------------------------------------------------------------------------

     Portfolio Managers: D. Kevin McCreesh, CFA; Ronald M. Mushock, CFA

     ---------------------------------------------------------------------------

     Investment Objective
     The Large Cap Value Fund seeks long-term capital appreciation.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and substantially similar investment strategies. We focus our investment strategy on domestic large-capitalization stocks.

     In making investment decisions for the Fund, we apply a fundamentals-driven, company-specific analysis. As part of the analysis, we evaluate criteria such as price-to-earnings, price-to-book and price-to-sales ratios, and cash flow. We also evaluate the companies' sales and expense trends, changes in earnings estimates and market position, as well as the industry outlook. We look for catalysts that could positively, or negatively, affect prices of current and potential companies for the Fund. Additionally, we seek confirmation of earnings potential before investing in a security.

     We also apply a rigorous screening process to manage the portfolio's overall risk profile. We generally consider selling stocks when they have achieved their valuation targets, when the issuer's business fundamentals have deteriorated, or if the potential for positive change is no longer evident.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal circumstances, we invest:

     . at least 80% of the Fund's assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more.

     We may invest in additional master portfolios and other Wells Fargo Funds, or invest directly in a portfolio of securities. If the Fund invests directly in a portfolio of securities, it may implement a "multi-manager" structure as described under "Organization and Management of the Fund" on page 92.

     ---------------------------------------------------------------------------

     Important Risk Factors
     The Fund is primarily subject to the "Equity Securities" and "Foreign Investments" risks described under "Common Risks for the Funds" on page 8.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 88. These considerations are all important to your investment choice.


60   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                 INSTITUTIONAL
                                                CLASS SHARES--
                                                 COMMENCED ON
                                                AUGUST 29, 2003
                                                ---------------
                                                    Sept. 30,
For the period ended:                                 2003
                                                ---------------
Net asset value, beginning of period            $         10.00
Income from investment operations:
   Net investment income (loss)                            0.00
   Net realized and unrealized gain
    (loss) on investments                                 (0.18)
Total from investment operations                          (0.18)
Less distributions:
   Dividends from net investment income                    0.00
   Distributions from net realized gain                    0.00
Total distributions                                        0.00
Net asset value, end of period                  $          9.82
Total return/1/                                           (1.80)%
Ratios/supplemental data:
   Net assets, end of period (000s)             $            10
Ratios to average net assets/5/:
   Ratio of expenses to average net assets/2/              1.00%
   Ratio of net investment income (loss)
    to average net assets                                 (0.33)%
Portfolio turnover/3/                                         3%
Ratio of expenses to average net assets
 prior to waived fees and reimbursed
 expenses/2, 4, 5/                                       211.67%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.
/4/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/5/  Ratios shown for periods of less than one year are annualized.


                                                      Stock Funds Prospectus  61

Sub-Adviser's Prior Performance History
--------------------------------------------------------------------------------

     Systematic Financial Management, LP ("Systematic") is the sub-adviser for the master portfolio in which the Large Cap Value Fund invests. As the sub-adviser, Systematic is responsible for the day-today investment management activities of the master portfolio. The performance information shown below represents a composite of the prior performance of a registered mutual fund and of all discretionary accounts managed by Systematic with substantially similar investment objectives, policies and strategies as the Fund for the requisite periods. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.

     Calendar Year Returns

'94    (1.79)%
'95    36.51%
'96    27.34%
'97    32.37%
'98    5.86%
'99    16.63%
'00    12.67%
'01    (8.63)%
'02    (17.16)%
'03    34.17%

Best Qtr.: Q4 '98 . 23.58%       Worst Qtr.: Q3 '98 . (21.58)%

Average annual total returns

for the period ended 12/31/03              1 year     5 years    10 years

Sub-adviser's Composite Performance
(Incepted, 12/31/90)                        34.17%       5.94%      12.30%
S&P 500 Index/1/                            28.67%      (0.57)%     11.06%
Russell 1000 Value Index                    30.03%       3.56%      11.88%

/1/  S&P 500 is a registered trademark of Standard & Poor's.


62   Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Large Company Growth Fund
--------------------------------------------------------------------------------

     Portfolio Managers: John S. Dale, CFA; Gary E. Nussbaum, CFA

     ---------------------------------------------------------------------------

     Investment Objective
     The Large Company Growth Fund seeks long-term capital appreciation by investing primarily in large, domestic companies that we believe have superior growth potential.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a gateway fund that invests substantially all of its assets in a master portfolio with a substantially similar investment objective and investment strategies.

     In selecting securities for the Fund, we seek issuers whose stocks we believe are attractively valued, with fundamental characteristics above the market average and that support earnings growth capability. We may invest in the securities of companies whose growth potential we believe is generally unrecognized or misperceived by the market. We focus our investment strategy on large-capitalization stocks.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal circumstances, we invest:

     . at least 80% of the Fund's assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more; and

     . up to 20% of total assets in securities of foreign companies through ADRs and similar investments.

     We will not invest more than 10% of the Fund's total assets in the securities of a single issuer. We may invest in additional master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

     ---------------------------------------------------------------------------

     Important Risk Factors
     The Fund is primarily subject to the "Equity Securities" and "Foreign Investments" risks described under "Common Risks for the Funds" on page 8.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 88. These considerations are all important to your investment choice.


64   Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Large Company Growth Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                              INSTITUTIONAL CLASS SHARES--
                                              COMMENCED ON NOVEMBER 11, 1994
                                              --------------------------------
                                                Sept. 30,          Sept. 30,
For the period ended:                              2003              2002
                                              --------------------------------
Net asset value, beginning of period          $        32.65    $        42.06
Income from investment operations:
   Net investment income (loss)                        (0.16)            (0.21)
   Net realized and unrealized gain (loss)
    on investments                                      9.18             (9.20)
Total from investment operations                        9.02             (9.41)
Less distributions:
   Dividends from net investment income                 0.00              0.00
   Distributions from net realized gain                 0.00              0.00
   Distributions in excess of realized gain             0.00              0.00
Total distributions                                     0.00              0.00
Net asset value, end of period                $        41.67    $        32.65
Total return/4/                                        27.60%           (22.37)%
Ratios/supplemental data:
   Net assets, end of period (000s)           $    1,761,429    $    1,038,491
Ratios to average net assets/6/:
   Ratio of expenses to average net
    assets/2/                                           0.96%             1.00%
   Ratio of net investment income (loss) to
    average net assets                                 (0.44)%           (0.56)%
Portfolio turnover/3/                                     13%               18%
Ratio of expenses to average net assets
 prior to waived fees and reimbursed
 expenses/2, 5, 6/                                      1.05%             1.03%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.
/4/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.Total returns for periods of less than one year are not annualized.
/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/6/  Ratios shown for periods of less than one year are annualized.


66   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

                                                   --------------------------------------------------------------------
                                                     Sept. 30,         Sept. 30,         Sept. 30,           May 31,
For the period ended:                                   2001              2000            1999/1/             1999
                                                   --------------------------------------------------------------------
Net asset value, beginning of period               $        70.71    $        54.60    $        54.67    $        39.94
Income from investment operations:
   Net investment income (loss)                             (0.24)            (0.30)            (0.07)            (0.17)
   Net realized and unrealized gain (loss)
    on investments                                         (27.53)            18.01              0.00             15.95
Total from investment operations                           (27.77)            17.71             (0.07)            15.78
Less distributions:
   Dividends from net investment income                      0.00              0.00              0.00              0.00
   Distributions from net realized gain                     (0.84)            (1.60)             0.00             (1.05)
   Distributions in excess of realized gain                 (0.04)             0.00              0.00              0.00
Total distributions                                         (0.88)            (1.60)             0.00             (1.05)
Net asset value, end of period                     $        42.06    $        70.71    $        54.60    $        54.67
Total return/4/                                            (39.73)%           32.74%            (0.13)%           39.96%
Ratios/supplemental data:
   Net assets, end of period (000s)                $    1,066,607    $    1,532,428    $      801,943    $      645,385
Ratios to average net assets/6/:
   Ratio of expenses to average net assets/2/                0.97%             1.00%             1.00%             1.00%
   Ratio of net investment income (loss) to
    average net assets                                      (0.48)%           (0.53)%           (0.38)%           (0.49)%
Portfolio turnover/3/                                          13%                9%                5%               28%
Ratio of expenses to average net assets prior
 to waived fees and reimbursed expenses/2, 5, 6/             0.97%             1.02%             1.04%             1.09%



                                                      Stock Funds Prospectus  67

Montgomery Emerging Markets Focus Fund
--------------------------------------------------------------------------------

     Portfolio Managers: Josephine Jimenez, CFA; Frank Chiang

     ---------------------------------------------------------------------------

     Investment Objective
     The Montgomery Emerging Markets Focus Fund seeks long-term capital appreciation.

     ---------------------------------------------------------------------------

     Investment Strategies
     We invest in a focused equity portfolio of companies tied economically to emerging market countries. We combine in-depth financial review with on-site analysis of companies, countries and regions to identify potential investments. We travel to emerging market countries to gain firsthand insight into the economic, political and social trends that affect investment in those countries. We allocate the Fund's assets among emerging markets with stable or improving macroeconomic environments and invest in companies within those countries that we believe have high capital appreciation potential without excessive risks.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal circumstances, we invest:

     .  at least 80% of the Fund's assets in emerging market securities;

     . in a minimum of three but no more than ten emerging market countries in Latin America, Asia, Europe, Africa and the Middle East; and

     .  in 20 to 40 companies.

     As part of our investment strategy, we may invest up to 50% of total assets in a single emerging market country.

     ---------------------------------------------------------------------------

     Important Risk Factors
     The Fund is primarily subject to the "Equity Securities" and "Foreign Investments" risks described under "Common Risks for the Funds" on page 8.

     The Fund invests principally in emerging market securities. The risks of investing in such markets are considerable because these investments typically present even greater exposure to the risks of foreign investing, and can present additional risks--such as those related to social unrest or political upheaval--that can make these investments extremely volatile. Stock markets in emerging market countries tend to be much more volatile than the U.S. stock market due to their relative immaturity and periods of instability. In the past, many emerging markets restricted the flow of money into or out of their stock markets and some continue to impose restrictions on foreign investors. Also, the economies of emerging market countries may be predominantly based on only a few industries or on revenue from particular commodities and international aid, making them more susceptible to financial, economic or market events impacting these industries or changes to the aid arrangements. Because the Fund may invest a large percentage of its assets in a single emerging market country, the value of an investment in the Fund may be more volatile and subject to greater risks than will an investment in a mutual fund that is more broadly diversified.

     Because the Fund typically invests in 20 to 40 companies, the value of an investment in the Fund will vary more in response to developments or changes in the market value affecting particular stocks than will an investment in a mutual fund investing in a greater number of securities.


68   Stock Funds Prospectus

--------------------------------------------------------------------------------

     The Fund's investment process results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 88.These considerations are all important to your investment choice.


                                                      Stock Funds Prospectus  69

Montgomery Emerging Markets Focus Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods ended June 30, 2003 and September 30, 2003. PricewaterhouseCoopers LLP audited this information for all prior periods. All of this performance information, along with the auditor's report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------
                                                INSTITUTIONAL CLASS SHARES--
                                                COMMENCED ON DECEMBER 31, 1997
                                                ------------------------------
                                                  Sept. 30,        June 30,
For the period ended:                              2003/6/           2003
                                                ------------------------------
Net asset value, beginning of period            $       15.16    $       14.41
Income from investment operations:
   Net investment income (loss)                          0.03/2/          0.30
   Net realized and unrealized gain (loss) on
    investments                                          2.45             0.54
Total from investment operations                         2.48             0.84
Less distributions:
   Dividends from net investment income                  0.00            (0.09)
   Distributions from net realized gain                  0.00             0.00
Total distributions                                      0.00            (0.09)
Net asset value, end of period                  $       17.64    $       15.16
Total return/3/                                         16.42%            5.79%
Ratios/supplemental data:
   Net assets at end of period (000s)           $      29,273    $       25,784
Ratios to average net assets/5/:
   Ratio of expenses to average net assets               1.55%            1.52%
   Ratio of net investment income (loss) to
    average net assets                                   0.73%            2.43%
Portfolio turnover                                         49%             210%
Ratio of expenses to average net assets prior
 to waived fees and reimbursed expenses/4, 5/            1.70%            2.16%

/1/  The Fund changed its year end from March 31 to June 30.
/2/  Calculated based upon average shares outstanding.
/3/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/4/ During each period various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/5/  Ratios shown for periods of less than one year are annualized.
/6/  The Fund changed its year end from June 30 to September 30.


70   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------


                                                --------------------------------------------------------------
                                                 June 30,     June 30,     June 30,     June 30,    March 31,
For the period ended:                              2002         2001         2000       1999/1/      1999/2/
                                                --------------------------------------------------------------
Net asset value, beginning of period            $    14.00   $    16.57   $    13.15   $     9.63   $    11.43
Income from investment operations:
   Net investment income (loss)                       0.07         0.20         0.19         0.04         0.12
   Net realized and unrealized gain (loss) on
    investments                                       0.44        (2.73)        3.47         3.48        (1.76)
Total from investment operations                      0.51        (2.53)        3.66         3.52        (1.64)
Less distributions:
   Dividends from net investment income              (0.10)       (0.04)       (0.16)        0.00        (0.16)
   Distributions from net realized gain               0.00         0.00        (0.08)        0.00         0.00
Total distributions                                  (0.10)       (0.04)       (0.24)        0.00        (0.16)
Net asset value, end of period                  $    14.41   $    14.00   $    16.57   $    13.15   $     9.63
Total return/3/                                       3.80%      (15.26)%      27.91%       36.55%      (14.04)%
Ratios/supplemental data:
   Net assets at end of period (000s)           $   22,974   $   10,156   $    4,725   $    2,551   $    1,655
Ratios to average net assets/5/:
   Ratio of expenses to average net assets            1.59%        1.72%        1.62%        1.73%        2.10%
   Ratio of net investment income (loss) to
    average net assets                                0.60%        1.68%        0.66%        0.05%        1.24%
Portfolio turnover                                     206%         182%         264%         200%         437%
Ratio of expenses to average net assets prior
 to waived fees and reimbursed expenses/4, 5/         4.66%        4.37%        6.15%        8.82%        8.68%


                                                      Stock Funds Prospectus  71

Montgomery Small Cap Fund
--------------------------------------------------------------------------------

     Portfolio Managers: Jerome "Cam" Philpott, CFA; Stuart Roberts

     ---------------------------------------------------------------------------
     Investment Objective
     The Montgomery Small Cap Fund seeks long-term capital appreciation.

     ---------------------------------------------------------------------------

     Investment Strategies
     We actively manage a diversified portfolio of common stocks of U.S. companies that we believe have above-average growth potential. We principally invest in small-sized companies that have a market capitalization of less than $2 billion at the time of purchase. We focus our investment strategy on identifying and investing in rapidly growing small-sized companies that are in an early or transitional stage of their development, before their potential is discovered by the market.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal circumstances, we invest:

     .  at least 80% of the Fund's assets in small cap securities.

     ---------------------------------------------------------------------------

     Important Risk Factors
     The Fund is primarily subject to the "Equity Securities" and "Small Company Securities" risks described on page 8. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 88. These considerations are all important to your investment choice.


72   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------
                                                       INSTITUTIONAL CLASS
                                                       SHARES--COMMENCED
                                                       ON JUNE 9, 2003
                                                       -----------------------
                                                        Sept. 30,    June 30,
For the period ended:                                    2003/4/       2003
                                                       -----------------------
Net asset value, beginning of period                   $     8.94   $     8.88
Income from investment operations:
   Net investment income (loss)                             (0.02)        0.00
   Net realized and unrealized gain (loss) on
    investments                                              0.52         0.06
Total from investment operations                             0.50         0.06
Less distributions:
   Dividends from net investment income                      0.00         0.00
   Distributions from net realized gain                      0.00         0.00
Total distributions                                          0.00         0.00
Net asset value, end of period                         $     9.44   $     8.94
Total return/1/                                              5.59%        0.67%
Ratios/supplemental data:
   Net assets, end of period (000s)                    $      335   $       14
Ratios to average net assets/3/:
   Ratio of expenses to average net assets                   1.20%        1.20%
   Ratio of net investment income (loss) to
    average net assets                                      (0.99)%      (1.06)%
Portfolio turnover                                             47%         169%
Ratio of expenses to average net assets prior
 to waived fees and reimbursed expenses/2, 3/                1.46%        1.28%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/3/  Ratios shown for periods of less than one year are annualized.
/4/  The Fund changed its year end from June 30 to September 30.


                                                      Stock Funds Prospectus  73

Small Cap Growth Fund
--------------------------------------------------------------------------------

     Portfolio Managers: Jerome "Cam" Philpott, CFA; Allen J. Ayvazian

     ---------------------------------------------------------------------------

     Investment Objective
     The Small Cap Growth Fund seeks long-term capital appreciation.

     ---------------------------------------------------------------------------

     Investment Strategies
     We actively manage a diversified portfolio of common stocks of U.S. and foreign companies that we believe have above-average growth potential, or that may be involved in new or innovative products, services and processes. We focus our investment strategy on small-capitalization stocks.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal circumstances, we invest:

     . at least 80% of the Fund's assets in small-capitalization securities, which we define as securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization index whose range is expected to change frequently;

     . at least 65% of total assets in an actively managed, broadly diversified portfolio of growth-oriented common stocks;

     . in at least 20 common stock issues spread across multiple industry groups and sectors of the economy;

     . up to 40% of total assets in initial public offerings or recent start-ups and newer issues; and

     . up to 25% of total assets in foreign companies through ADRs and similar investments.

     ---------------------------------------------------------------------------

     Important Risk Factors
     The Fund is primarily subject to the risks described under "Common Risks for the Funds" on page 8. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 88. These considerations are all important to your investment choice.


74   Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Small Cap Growth Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------
                                                       INSTITUTIONAL CLASS
                                                       SHARES--COMMENCED
                                                       ON SEPTEMBER 16, 1996
                                                       -----------------------
                                                        Sept. 30,    Sept. 30,
For the period ended:                                     2003         2002
                                                       -----------------------
Net asset value, beginning of period                   $     9.94   $    13.49
Income from investment operations:
   Net investment income (loss)                              0.00        (0.14)
   Net realized and unrealized gain (loss) on
    investments                                              3.33        (3.41)
Total from investment operations                             3.33        (3.55)
Less distributions:
   Dividends from net investment income                      0.00         0.00
   Dividends from net realized gain                          0.00         0.00
Total distributions                                          0.00         0.00
Net asset value, end of period                         $    13.27   $     9.94
Total return/1/                                             33.50%      (26.32)%
Ratios/supplemental data:
   Net assets, end of period (000s)                    $   54,431   $   67,284
Ratios to average net assets:
   Ratio of expenses to average net assets                   1.20%        1.20%
   Ratio of net investment income (loss) to
    average net assets                                      (0.81)%      (0.86)%
Portfolio turnover                                            201%         221%
Ratio of expenses to average net assets prior
 to waived fees and reimbursed expenses/2/                   1.56%        1.36%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


76   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------


                                                ------------------------------------
                                                 Sept. 30,    Sept. 30,    Sept. 30,
For the period ended:                              2001         2000          1999
                                                ------------------------------------
Net asset value, beginning of period            $    44.27   $    26.66   $    18.02
Income from investment operations:
   Net investment income (loss)                      (0.19)       (0.13)       (0.28)
   Net realized and unrealized gain (loss) on
    investments                                     (22.60)       20.34        10.38
Total from investment operations                    (22.79)       20.21        10.10
Less distributions:
   Dividends from net investment income               0.00         0.00         0.00
   Dividends from net realized gain                  (7.99)       (2.60)       (1.46)
Total distributions                                  (7.99)       (2.60)       (1.46)
Net asset value, end of period                  $    13.49   $    44.27   $    26.66
Total return/1/                                     (59.93)%      81.35%       59.98%
Ratios/supplemental data:
   Net assets, end of period (000s)             $   96,626   $  186,315   $   22,023
Ratios to average net assets:
   Ratio of expenses to average net assets            1.20%        1.20%        0.76%
   Ratio of net investment income (loss) to
    average net assets                               (0.71)%      (0.68)%      (0.38)%
Portfolio turnover                                     250%         263%         249%
Ratio of expenses to average net assets prior
 to waived fees and reimbursed expenses/2/            1.27%        1.43%        1.29%


                                                      Stock Funds Prospectus  77

Small Cap Opportunities Fund
--------------------------------------------------------------------------------

     Portfolio Manager: Jenny B. Jones

     ---------------------------------------------------------------------------
     Investment Objective
     The Small Cap Opportunities Fund seeks long-term capital appreciation.

     ---------------------------------------------------------------------------
     Investment Strategies
     We actively manage a diversified portfolio of securities of companies that we believe can generate above-average earnings growth and reasonable valuations relative to the company's historical position and competitive peer group. We focus the Fund's investment strategy on small-capitalization securities.

     ---------------------------------------------------------------------------
     Permitted Investments
     Under normal circumstances, we invest at least 80% of the Fund's assets in small-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or less. We invest principally in small cap equity securities, including common stocks, securities convertible into common stocks, and, subject to special limitations, rights or warrants to subscribe for or purchase common stocks. We also may invest to a limited degree in non-convertible debt securities and preferred stocks.

     We may use options and futures contracts to manage risk. We also may use options to enhance return.

     ---------------------------------------------------------------------------
     Important Risk Factors
     The Fund is primarily subject to the "Equity Securities" and "Small Company Securities" risks described under "Common Risks for the Funds" on page 8.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 88. These considerations are all important to your investment choice.


78   Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Small Cap Opportunities Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------
                                                INSTITUTIONAL CLASS
                                                SHARES--COMMENCED
                                                ON AUGUST 15, 1996
                                                -----------------------
                                                 Sept. 30,    Sept. 30,
For the period ended:                              2003         2002
                                                -----------------------
Net asset value, beginning of period            $    22.70   $    26.49
Income from investment operations:
   Net investment income (loss)                      (0.13)       (0.22)
   Net realized and unrealized gain
    (loss) on investments                             6.32        (2.05)
Total from investment operations                      6.19        (2.27)
Less distributions:
   Dividends from net investment income               0.00         0.00
   Distributions from net realized gain              (1.32)       (1.52)
Total distributions                                  (1.32)       (1.52)
Net asset value, end of period                  $    27.57   $    22.70
Total return/2/                                      28.47%       (9.81)%
Ratios/supplemental data:
   Net assets at end of period (000s)           $  381,786   $  294,880
Ratios to average net assets/6/:
   Ratio of expenses to average net assets            1.20%        1.25%
   Ratio of net investment income (loss)
    to average net assets                            (0.57)%      (0.81)%
Portfolio turnover/4/                                  152%          97%
Ratio of expenses to average net assets prior
 to waived fees and reimbursed expenses/5, 6/         1.31%        1.27%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Total returns do not include any sales charges, and would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/3/ Includes expenses allocated from the Portfolio(s) in which the Fund invested.
/4/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.
/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/6/  Ratios shown for periods of less than one year are annualized.


80   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------



                                                -------------------------------------------------
                                                 Sept. 30,    Sept. 30,    Sept. 30,     May 31,
For the Peroid ended:                              2001         2000        1999/1/       1999
                                                -------------------------------------------------
Net asset value, beginning of period            $    29.97   $    20.50   $    20.51   $    23.61
Income from investment operations:
   Net investment income (loss)                      (0.10)       (0.11)       (0.03)       (0.11)
   Net realized and unrealized gain
    (loss) on investments                            (0.91)        9.58         0.02        (2.97)
Total from investment operations                     (1.01)        9.47        (0.01)       (3.08)
Less distributions:
   Dividends from net investment income               0.00         0.00         0.00         0.00
   Distributions from net realized gain              (2.47)        0.00         0.00        (0.02)
Total distributions                                  (2.47)        0.00         0.00        (0.02)
Net asset value, end of period                  $    26.49   $    29.97   $    20.50   $    20.51
Total return/2/                                      (3.46)%      46.20%       (0.05)%     (13.02)%
Ratios/supplemental data:
   Net assets at end of period (000s)           $  283,154   $  271,936   $  195,283   $  201,816
Ratios to average net assets/6/:
   Ratio of expenses to average net assets            1.25%        1.25%        1.25%        1.25%/3/
   Ratio of net investment income (loss)
    to average net assets                            (0.37)%      (0.45)%      (0.44)%      (0.47)%
Portfolio turnover/4/                                  117%         165%          40%         119%/4/
Ratio of expenses to average net assets prior
 to waived fees and reimbursed expenses/5, 6/         1.33%        1.28%        1.29%        1.35%/3/


                                                      Stock Funds Prospectus  81

Small Company Growth Fund
--------------------------------------------------------------------------------

     Portfolio Managers: Robert B. Mersky, CFA; Paul E. von Kuster, CFA; Daniel
     J. Hagen, CFA

     ---------------------------------------------------------------------------
     Investment Objective
     The Small Company Growth Fund seeks to provide long-term capital appreciation by investing in smaller domestic companies.

     ---------------------------------------------------------------------------
     Investment Strategies
     The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and investment strategies. In selecting securities for the Fund, we seek to identify companies that either are rapidly growing (usually with relatively short operating histories) or emerging from a period of dramatic change. These changes may involve a sharp increase in earnings, the hiring of new management or other measures taken to narrow the gap between share price and takeover/asset value. We focus the Fund's investment strategy on small-capitalization stocks.

     ---------------------------------------------------------------------------
     Permitted Investments
     Under normal circumstances, we invest:

     . at least 80% of the Fund's assets in small-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or less;

     . up to 20% of the Fund's assets in securities of companies considered to be mid-capitalization; and

     . up to 10% of total assets in securities of foreign companies through ADRs and similar investments.

     We will not invest more than 10% of total assets in the securities of a single issuer. We may invest in additional master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

     ---------------------------------------------------------------------------
     Important Risk Factors
     The Fund is primarily subject to the risks described under "Common Risks for the Funds" on page 8. Our active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 88. These considerations are all important to your investment choice.


82   Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Small Company Growth Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------
                                                INSTITUTIONAL CLASS
                                                SHARES--COMMENCED
                                                ON NOVEMBER 11, 1994
                                                -----------------------
                                                 Sept. 30,    Sept. 30,
For the period ended:                              2003         2002
                                                -----------------------
Net asset value, beginning of period            $    17.35   $    21.73
Income from investment operations:
   Net investment income (loss)                      (0.13)       (0.16)
   Net realized and unrealized gain
    (loss) on investments                             6.65        (4.22)
Total from investment operations                      6.52        (4.38)
Less distributions:
   Dividends from net investment income               0.00         0.00
   Distributions from net realized gain               0.00         0.00
Total from distributions                              0.00         0.00
Net asset value, end of period                  $    23.87   $    17.35
Total return/4/                                      37.58%      (20.16)%
Ratios/supplemental data:
   Net assets, end of period (000s)             $  432,328   $  329,964
Ratios to average net assets/6/:
   Ratio of expenses to average net assets/2/         1.21%        1.22%
   Ratio of net investment income (loss) to
    average net assets                               (0.65)%      (0.68)%
Portfolio turnover/3/                                  163%         169%
Ratio of expenses to average net assets prior
 to waived fees and reimbursed
 expenses/2, 5, 6/                                    1.34%        1.25%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.
/4/ Total returns do not include any sales charges, and would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/6/  Ratios shown for periods of less than one year are annualized.


84   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                -------------------------------------------------
                                                 Sept. 30,    Sept. 30,    Sept. 30,     May 31,
For the period ended:                              2001         2000        1999/1/       1999
                                                -------------------------------------------------
Net asset value, beginning of period            $    36.22   $    27.03   $    27.44   $    33.69
Income from investment operations:
   Net investment income (loss)                      (0.10)       (0.22)       (0.05)       (0.15)
   Net realized and unrealized gain
    (loss) on investments                            (7.26)        9.41        (0.36)       (3.67)
Total from investment operations                     (7.36)        9.19        (0.41)       (3.82)
Less distributions:
   Dividends from net investment income               0.00         0.00         0.00         0.00
   Distributions from net realized gain              (7.13)        0.00         0.00        (2.43)
Total from distributions                              0.00         0.00         0.00        (2.43)
Net asset value, end of period                  $    21.73   $    36.22   $    27.03   $    27.44
Total return/4/                                     (23.33)%      34.00%       (1.49)%     (10.72)%
Ratios/supplemental data:
   Net assets, end of period (000s)             $  431,695   $  603,584   $  515,292   $  557,516
Ratios to average net assets/6/:
   Ratio of expenses to average net assets/2/         1.21%        1.25%        1.25%        1.25%
   Ratio of net investment income (loss) to
    average net assets                               (0.44)%      (0.59)%      (0.52)%      (0.52)%
Portfolio turnover/3/                                  206%         203%          55%         154%
Ratio of expenses to average net assets prior
 to waived fees and reimbursed
 expenses/2, 5, 6/                                    1.21%        1.27%        1.30%        1.30%


                                                      Stock Funds Prospectus  85

Small Company Value Fund
--------------------------------------------------------------------------------

     Portfolio Managers: Tasso H. Coin, Jr., CFA; Douglas G. Pugh, CFA

     ---------------------------------------------------------------------------

     Investment Objective
     The Small Company Value Fund seeks to provide long-term capital appreciation.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and investment strategies. We focus the Fund's investment strategy on small-capitalization stocks.

     In making investment decisions for the Fund, we identify the least expensive small cap stocks across different sectors. To narrow the universe of possible candidates, we use a proprietary, quantitative screening process to emphasize companies exhibiting traditional value characteristics and to rank stocks within each sector based on these criteria. The valuation analysis allows us to focus our fundamental research efforts on the stocks that we believe are the most undervalued relative to their respective small cap peer group. We analyze each company's fundamental operating characteristics (such as price/earnings ratios, cash flows, company operations including company prospects and profitability) to identify those companies that are the most promising within their peer group based on factors that have historically determined subsequent outperformance for a given sector. Fundamental research is primarily conducted through financial statement analysis and meetings with company management, however, third-party research is also used for due diligence purposes. The portfolio seeks capital appreciation through stock selection, while minimizing volatility by maintaining broad exposure to the sectors represented by the Russell 2000 Value Index.

     Under normal circumstances, we invest at least 80% of the Fund's assets in small-capitalization securities, which we define as securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization index whose range is expected to change frequently. We may invest in additional master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

     ---------------------------------------------------------------------------

     Important Risk Factors
     The Fund is primarily subject to the "Equity Securities" and "Small Company Securities" risks described under "Common Risks for the Funds" on page 8.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 88. These considerations are all important to your investment choice.


86   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------
                                                INSTITUTIONAL CLASS
                                                SHARES--COMMENCED ON
                                                JANUARY 31, 2002
                                                -----------------------
                                                 Sept. 30,    Sept. 30,
For the period ended:                              2003         2002
                                                -----------------------
Net asset value, beginning of period            $     8.44   $    10.00
Income from investment operations:
  Net investment income (loss)                        0.01         0.01
  Net realized and unrealized gain
   (loss) on investments                              3.15        (1.57)
Total from investment operations                      3.16        (1.56)
Less distributions:
   Dividends from net investment income               0.00         0.00
   Distributions from net realized gain               0.00         0.00
Total distributions                                   0.00         0.00
Net asset value, end of period                  $    11.60   $     8.44
Total return/1/                                      37.51%      (15.60)%
Ratios/supplemental data:
   Net assets, end of period (000s)             $   33,583   $    5,465
Ratios to average net assets/3/:
   Ratio of expenses to average net assets/4/         1.21%        1.23%
   Ratio of net investment income (loss) to
    average net assets                                0.21%        0.34%
Portfolio turnover/5/                                   80%          98%
Ratio of expenses to average net assets prior
 to waived fees and reimbursed
 expenses/2, 3, 4/                                    1.21%        3.58%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/3/  Ratios shown for periods of less than one year are annualized.
/4/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/5/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.


                                                      Stock Funds Prospectus  87

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

     Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

     Each Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, to either maintain liquidity. Each Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

     Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the "Summary of Important Risks" section on page 8. Other risks of mutual fund investing include the following:

     . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

     .  We cannot guarantee that a Fund will meet its investment objective.

     . We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

     . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

     . An investment in a single Fund, by itself, does not constitute a complete investment plan.

     . The Montgomery Emerging Markets Focus Fund, Montgomery Small Cap Fund, Small Cap Growth Fund and Small Company Growth Fund, employ an active trading investment strategy that results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

     . The Funds that invest in smaller companies, foreign companies (including investments made through ADRs and similar investments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund's investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

     . Certain Funds may use various derivative investments, such as options or futures contracts. The term "derivatives" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

     What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

     Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.


88   Stock Funds Prospectus

--------------------------------------------------------------------------------

     Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

     Emerging Market Risk--The additional risks associated with emerging markets, as defined in the glossary, including that they may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

     Foreign Investment Risk--The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign investments may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

     Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

     Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

     Market Risk--The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

     Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

     Small Company Investment Risk--The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more dramatically in response to selling pressure.

     In addition to the general risks discussed above and under "Summary of Important Risks," you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.


                                                      Stock Funds Prospectus  89

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

Investment Practice/Risk
The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices.

Remember, each Fund is designed to meet different investment needs and objectives.


                                                                                                                          INTER-
                                                        DIVERSIFIED  DIVERSIFIED   EQUITY              GROWTH            NATIONAL
                                                          EQUITY      SMALL CAP    INCOME    GROWTH    EQUITY    INDEX    EQUITY
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE              PRINCIPAL RISK(S)
---------------------------------------------------------------------------------------------------------------------------------
Borrowing Policies
The ability to borrow money      Leverage Risk               X            X           X         X         X         X        X
for temporary purposes (e.g.
to meet shareholder
redemptions).

Emerging Market Securities
Securities of companies based    Emerging Market,            X                                            X                  X
in countries considered          Foreign Investment,
developing or to have            Regulatory, Liquidity
"emerging" stock markets.        and Currency Risk
Generally, these securities
have the same type of risks as
foreign securities, but to a
higher degree.

Foreign Securities
Equity securities issued by a    Foreign Investment,         X            X                     X         X                  X
non-U.S. company which may be    Regulatory, Liquidity
in the form of an ADR or         and Currency Risk
similar investment.

Illiquid Securities
A security which may not be      Liquidity Risk              X            X           X         X         X                  X
sold or disposed of in the
ordinary course of business
within seven days at the value
determined by the Fund.
Limited to 15% of net assets.

Loans of Portfolio Securities
The practice of loaning          Counter-Party and           X            X           X         X         X         X        X
securities to brokers, dealers   Leverage Risk
and financial institutions to
increase returns on those
securities. Loans may be made
up to 1940 Act limits
(currently one-third of total
assets, including the value of
the collateral received).

Options
The right to buy or sell a       Leverage and                X                        X         X                   X
security based on an agreed      Liquidity Risk
upon price at a specified
time. Types of options used
may include: options on
securities, options on a stock
index and options on stock
index futures to protect
liquidity and portfolio value.



                                                                MONTGOMERY
                                 LARGE CAP   LARGE     LARGE      EMERGING                           SMALL CAP   SMALL    SMALL
                                   APPRE-     CAP     COMPANY     MARKETS    MONTGOMERY   SMALL CAP   OPPOR-    COMPANY  COMPANY
INVESTMENT PRACTICE               CIATION    VALUE     GROWTH      FOCUS      SMALL CAP    GROWTH    TUNITIES   GROWTH    VALUE
---------------------------------------------------------------------------------------------------------------------------------
Borrowing Policies
The ability to borrow money           X         X         X          X            X           X          X          X        X
for temporary purposes (e.g.
to meet shareholder
redemptions).

Emerging Market Securities
Securities of companies based                                        X
in countries considered
developing or to have
"emerging" stock markets.
Generally, these securities
have the same type of risks as
foreign securities, but to a
higher degree.

Foreign Securities
Equity securities issued by a                   X         X          X                        X          X          X
non-U.S. company which may be
in the form of an ADR or
similar investment.

Illiquid Securities
A security which may not be           X         X         X          X            X           X          X          X        X
sold or disposed of in the
ordinary course of business
within seven days at the value
determined by the Fund.
Limited to 15% of net assets.

Loans of Portfolio Securities
The practice of loaning               X         X         X          X            X           X          X          X        X
securities to brokers, dealers
and financial institutions to
increase returns on those
securities. Loans may be made
up to 1940 Act limits
(currently one-third of total
assets, including the value of
the collateral received).

Options
The right to buy or sell a                      X                    X            X                      X
security based on an agreed
upon price at a specified
time. Types of options used
may include: options on
securities, options on a stock
index and options on stock
index futures to protect
liquidity and portfolio value.

90   Stock Funds Prospectus

                                                                                                                          INTER-
                                                        DIVERSIFIED  DIVERSIFIED   EQUITY              GROWTH            NATIONAL
                                                          EQUITY      SMALL CAP    INCOME    GROWTH    EQUITY    INDEX    EQUITY
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE              PRINCIPAL RISK(S)
---------------------------------------------------------------------------------------------------------------------------------
Other Mutual Funds
Investments by the Fund in       Market Risk                 X            X           X         X         X         X        X
shares of other mutual funds,
which will cause Fund
shareholders to bear a pro
rata portion of the other
fund's expenses, in addition
to the expenses paid by the
Fund.

Privately Issued Securities
Securities that are not          Liquidity Risk              X            X           X         X         X         X        X
publicly traded but which may
or may not be resold in
accordance with Rule 144A
under the Securities Act of
1933.

Repurchase Agreements
A transaction in which the       Counter-Party Risk          X            X           X         X         X         X        X
seller of a security agrees to
buy back a security at an
agreed upon time and price,
usually with interest.

Small Company Securities
Investments in small             Small Company               X            X                               X                  X
companies, which may be less     Investment, Market,
liquid and more volatile than    and Liquidity Risk
investments in larger
companies.

                                                                MONTOGOMERY
                                 LARGE CAP   LARGE     LARGE      EMERGING                           SMALL CAP   SMALL    SMALL
                                   APPRE-     CAP     COMPANY     MARKETS    MONTOGOMERY  SMALL CAP   OPPOR-    COMPANY  COMPANY
INVESTMENT PRACTICE               CIATION    VALUE     GROWTH      FOCUS      SMALL CAP    GROWTH    TUNITIES   GROWTH    VALUE
---------------------------------------------------------------------------------------------------------------------------------
Other Mutual Funds
Investments by the Fund in            X         X         X          X            X           X          X          X        X
shares of other mutual funds,
which will cause Fund
shareholders to bear a pro
rata portion of the other
fund's expenses, in addition
to the expenses paid by the
Fund.

Privately Issued Securities
Securities that are not               X         X         X          X            X           X          X                   X
publicly traded but which may
or may not be resold in
accordance with Rule 144A
under the Securities Act of
1933.

Repurchase Agreements
A transaction in which the            X         X         X          X            X           X          X          X        X
seller of a security agrees to
buy back a security at an
agreed upon time and price,
usually with interest.

Small Company Securities
Investments in small                                                              X           X          X          X        X
companies, which may be less
liquid and more volatile than
investments in larger
companies.


                                                      Stock Funds Prospectus  91

Organization and Management of the Funds
--------------------------------------------------------------------------------

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust ("the Board") supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

--------------------------------------------------------------------------------
                                BOARD OF TRUSTEES
--------------------------------------------------------------------------------
                        Supervises the Funds' activities
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       INVESTMENT ADVISER                               CUSTODIAN
--------------------------------------------------------------------------------
Wells Fargo Funds Management, LLC           Wells Fargo Bank, N.A.
525 Market St., San Francisco, CA           6th & Marquette, Minneapolis, MN
Manages the Funds' investment               Provides safekeeping for the Funds'
activities                                  assets
--------------------------------------------------------------------------------

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                            INVESTMENT SUB-ADVISERS
--------------------------------------------------------------------------------
                                 Varies by Fund
                 Responsible for day-to-day portfolio management
--------------------------------------------------------------------------------

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                                                             SHAREHOLDER
                                                              SERVICING
     ADMINISTRATOR               TRANSFER AGENT                 AGENTS
--------------------------------------------------------------------------------
Wells Fargo Funds              Boston Financial Data        Various Agents
Management, LLC                Services, Inc.
525 Market St.                 Two Heritage Dr.
San Francisco, CA              Quincy, MA

Manages the                    Maintains records            Provide
Funds' business                of shares and                services to
activities                     supervises the payment       customers
                               of dividends
--------------------------------------------------------------------------------

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                   FINANCIAL SERVICES FIRMS AND SELLING AGENTS
--------------------------------------------------------------------------------
        Advise current and prospective shareholders on Fund investments
--------------------------------------------------------------------------------

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                                  SHAREHOLDERS
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92   Stock Funds Prospectus

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     The Investment Adviser
     Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds' adviser is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under "Management Fees" in the front of this Prospectus. As of September 30, 2003, Funds Management managed over $72 billion in mutual fund assets.

     The Diversified Equity, Diversified Small Cap and Growth Equity Funds are gateway funds that invest in various master portfolios. Funds Management is entitled to receive an annual investment advisory fee of 0.25% of each Fund's average daily net assets for providing advisory services to each Fund, including the determination of the asset allocations of each Fund's investments in various master portfolios. Funds Management also acts as the adviser to, and is entitled to receive a fee from, each master portfolio. The total amount of investment advisory fees paid to Funds Management as a result of a Fund's investments varies depending on the Fund's allocation of assets among the various master portfolios.

     Dormant Investment Advisory Arrangements
     Under the investment advisory contract for the Equity Income, Index, Large Cap Appreciation, Large Cap Value, Large Company Growth, Small Company Growth and Small Company Value Funds, Funds Management does not receive any compensation from the Funds as long as the Funds continue to invest, as they do today, substantially all of their assets in a single master portfolio. Under this current structure, Funds Management only receives an advisory fee from the master portfolio. If a Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of the Fund's average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund's investments in the various master portfolios.

     Under the investment advisory contract for all of the gateway Funds, Funds Management acts as an investment adviser for gateway fund assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive any compensation under this arrangement as long as a gateway fund invests substantially all of its assets in one or more master portfolios. If a gateway fund redeems assets from a master portfolio and invests them directly, in a portfolio of securities, Funds Management receives an investment advisory fee from the gateway fund for the management of those assets.

     Each gateway fund has a similar "dormant" sub-advisory arrangement with some or all of the sub-advisers that advise the master portfolio(s) in which a gateway fund invests. Under these arrangements, if a gateway fund redeems assets from a master portfolio and invests them directly using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund's assets formerly invested in the master portfolio.

     Dormant Multi-Manager Structure
     The Board has adopted a dormant "multi-manager" structure for the Large Cap Value Fund, Montgomery Emerging Markets Focus and Montgomery Small Cap Funds. Under this structure, a Fund and Funds Management would engage one or more sub-advisers to make day-to-day


                                                      Stock Funds Prospectus  93

Organization and Management of the Funds
--------------------------------------------------------------------------------

     investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

     Applicable law generally requires a Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant "multi-manager" structure approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law.

     The Sub-Advisers
     Wells Capital Management Incorporated ("Wells Capital Management"), an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Growth, International Equity, Montgomery Emerging Markets Focus, Montgomery Small Cap and Small Cap Growth Funds, and in this capacity is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of September 30, 2003, Wells Capital Management managed assets aggregating in excess of $116 billion.

     Schroder Investment Management North America Inc. ("Schroder"), located at 875 Third Avenue, 22/nd /Floor, New York, NY 10019, is the investment sub-adviser for the Small Cap Opportunities Fund. Schroder provides investment management services to company retirement plans, foundations, endowments, trust companies and high net-worth individuals. As of September 30, 2003, Schroder and its affiliate, Schroder Investment Management North America Limited, managed $23 billion in assets.

     Cadence Capital Management ("Cadence"), LSV Asset Management ("LSV"), Peregrine Capital Management, Inc. ("Peregrine"), Smith Asset Management Group, L.P. ("Smith Group"), Systematic Financial Management, L.P. ("Systematic") and Wells Capital Management are investment sub-advisers to the master portfolios in which the gateway Funds invest. In this capacity, the sub-advisers are responsible for the day-to-day investment management activities of the master portfolios.

     Cadence, a wholly owned subsidiary of Allianz A.G., located at 265 Franklin Street, Boston, MA 02110, is the investment sub-adviser for the Large Cap Appreciation Portfolio. Cadence is a registered investment adviser that provides investment management services to pension plans, endowments, mutual funds and individual investors. As of September 30, 2003, Cadence managed approximately $5.1 billion in assets.

     LSV, located at 1 North Wacker Drive, Suite 4000, Chicago, IL 60606 is the investment sub-adviser for the Overseas Portfolio. LSV is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans. As of September 30, 2003, LSV managed over $14.7 billion in assets.

     Peregrine, a wholly owned subsidiary of Wells Fargo & Company located at LaSalle Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402, is the investment sub-adviser for the Large Company Growth, Small Company Growth and Small Company Value Portfolios. Peregrine is a registered investment adviser that provides investment advisory services to corporate and public


94   Stock Funds Prospectus

--------------------------------------------------------------------------------

     pension plans, profit sharing plans, savings investment plans, 401(k) plans, foundations and endowments. As of September 30, 2003, Peregrine managed approximately $11.6 billion in assets.

     Smith Group, located at 200 Crescent Court, Suite 850, Dallas, TX 75201, is the investment sub-adviser for the Disciplined Growth Portfolio. Smith Group is a registered investment adviser that provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net-worth individuals using a disciplined equity style. As of September 30, 2003, the Smith Group managed over $777 million in assets.

     Systematic, located at 300 Frank W. Burr Boulevard, Glenpointe East, Teaneck, NJ 07666 is the investment sub-adviser for the Large Cap Value Portfolio. Systematic is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans. As of September 30, 2003, Systematic managed over $5.7 billion in assets.

     Wells Capital Management is the sub-adviser for the Equity Income, Index, International Equity and Small Cap Index Portfolios.

     The sub-advisers are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser.

     The Administrator
     Funds Management provides the Funds with administrative services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund's business.

     Shareholder Servicing Plan
     We have a shareholder servicing plan for the Diversified Small Cap, Montgomery Small Cap Fund, Small Cap Growth, Small Cap Opportunities, Small Company Growth and Small Company Value Funds. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each of these Funds pays an annual fee of 0.10% of its average daily net assets.

     The Transfer Agent
     Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Funds.


                                                      Stock Funds Prospectus  95

Your Account
--------------------------------------------------------------------------------

     This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

     Pricing Fund Shares
     . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form. The price of Fund shares is based on a Fund's NAV.The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

     . Each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange ("closing price"), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the latest closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market price is still reliable and, if not, what fair market value to assign to the security. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

     . We determine the NAV of each class of the Funds' shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"), which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class's liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

     . We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests received in proper form before this time are processed the same day. Requests received after the cutoff time are processed the next business day.

     . The Funds are open for business on each day the NYSE is open for business. NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

     Minimum Investments
     Institutions are required to make a minimum initial investment of $2,000,000 per Fund. There are no minimum subsequent investment requirements so long as your Institution maintains account balances at or above the minimum initial investment amount. Minimum initial investment requirements may be waived for certain Institutions.


96   Stock Funds Prospectus

                                                               How to Buy Shares
--------------------------------------------------------------------------------

     Typically, Institutional Class shares are bought and held on your behalf by the Institution through which you are investing. Investors interested in purchasing Institutional Class shares of the Funds should contact an account representative at their Institution and should understand the following:

     . Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

     . Institutions are usually the holders of record of Institutional Class shares held through Customer Accounts and maintain records reflecting their customers' beneficial ownership of the shares;

     . Institutions are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

     . Institutions are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds;

     . Institutions may charge their customers account fees and may receive significant fees from us with respect to investments their customers have made with the Funds; and

     . All purchases must be made with U.S. dollars and all checks must be drawn on U.S. banks.

     . In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on an account: full name, date of birth, Social Security number, and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day's NAV.


                                                      Stock Funds Prospectus  97

Your Account                                                  How to Sell Shares
--------------------------------------------------------------------------------

     Institutional Class shares must be redeemed in accordance with the account agreement governing your Customer Account at the Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

     ---------------------------------------------------------------------------
     GENERAL NOTES FOR SELLING SHARES
     ---------------------------------------------------------------------------

     . We will process requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the cutoff time are processed on the same business day.

     . Redemption proceeds are usually wired to the redeeming Institution the following business day.

     . If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

     . We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through ACH have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

     . Generally, we pay redemption requests in cash, unless the redemption request is for more than the lesser of $250,000 or 1% of the net assets of the Fund by a single shareholder over a ninety-day period. If a request for a redemption is over these limits it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, we may pay all or part of the redemption in securities of equal value.


98   Stock Funds Prospectus

                                                                       Exchanges
--------------------------------------------------------------------------------

     Exchanges between Wells Fargo Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

     . You should carefully read the prospectus for the Fund into which you wish to exchange.

     . Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

     . In general, exchanges may be made between like share classes of any Wells Fargo Fund offered to the general public for investments.

     . The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from market timing and excessive trading activity. Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, Funds Management monitors available trading information and may temporarily suspend or permanently terminate purchase or exchange privileges from investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive would depend on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved.

     . If you are making an initial investment through an exchange, you must exchange at least the minimum first purchase amount for the new fund, unless your balance has fallen below that amount due to market conditions.

     Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

     Contact your account representative for further details.


                                                     Stock Funds Prospectus   99

Other Information
--------------------------------------------------------------------------------

     Income and Gain Distributions
     The Equity Income Fund makes distributions of any net investment income at least quarterly and realized capital gains at least annually. All other Funds in this Prospectus make such distributions at least annually. Contact your Institution for distribution options.

     Remember, distributions have the effect of reducing NAV per share by the amount distributed.

     Taxes
     The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

     We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally, will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally, will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

     Under recent changes to the Internal Revenue Code, an individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund's long-term capital gain distributed to individual shareholders will generally qualify for the reduced rate of tax if attributable to the Fund's sales and exchanges after May 5, 2003. Also, if you're an individual Fund shareholder, your distributions attributable to dividends received by the Fund from certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares, and by the Fund for its stock producing such dividends. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

     Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

     If more than 50% of a Fund's total assets at the close of its taxable year consist of securities of non-U.S. companies, the Fund can file an election with the IRS which requires you to include a pro rata-portion amount of the Fund's foreign withholding taxes in your gross income, and treat such amount as foreign taxes paid by you. In general, you can either deduct such taxes in computing your taxable income or claim such amount as a foreign tax credit against your federal income tax liability, subject to certain limitations. We expect that the International Equity Fund and the Montgomery Emerging Markets Focus Fund may be eligible for an election, but we can't assure you that either Fund will make the election for any year. It is not expected that any other Funds in this Prospectus will be eligible for the election.

     If you buy shares of a Fund shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.


100  Stock Funds Prospectus

--------------------------------------------------------------------------------

     Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain instances, losses realized on the redemption or exchange of Funds shares may be disallowed.

     Fund shareholders may be subject to back-up withholding taxes.

     Request for Multiple Copies of Shareholder Documents
     To help keep fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call your customer account representative.


                                                     Stock Funds Prospectus  101

Description of Master Portfolios
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO                   OBJECTIVE
--------------------------------------------------------------------------------

Disciplined Growth          The Portfolio seeks capital appreciation by
Portfolio                   investing primarily in common stocks of larger
                            companies.

Equity Income Portfolio     The Portfolio seeks long-term capital appreciation
                            and above-average dividend income.

Index Portfolio             The Portfolio seeks to replicate the return of the
                            S&P 500 Index.

International Equity        The Portfolio seeks total return, with an emphasis
Portfolio                   on capital appreciation over the long term by
                            investing in equity securities of non-U.S.
                            companies.

Large Cap Appreciation      The Portfolio seeks long-term capital appreciation.
Portfolio

Large Cap Value Portfolio   The Portfolio seeks long-term capital appreciation.

Large Company Growth        The Portfolio seeks long-term capital appreciation
Portfolio                   by investing primarily in large, high-quality
                            domestic companies that the adviser believes have superior growth potential.

Overseas Portfolio          The Portfolio seeks long-term capital
                            appreciation.

Small Cap Index Portfolio   The Portfolio seeks to replicate the total return of
                            the S&P Small Cap 600 Index with minimum tracking error and to minimize transaction costs.

Small Company Growth        The Portfolio seeks long-term capital appreciation
Portfolio                   by investing in smaller domestic companies.

Small Company Value         The Portfolio seeks long-term capital appreciation.
Portfolio


102  Stock Funds Prospectus

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRINCIPAL STRATEGIES
--------------------------------------------------------------------------------

The Portfolio invests primarily in the common stocks of companies that, in the view of adviser, possess above average potential for growth. We invest in companies with market capitalizations greater than $5 billion.

The Portfolio invests primarily in the common stocks of large, high-quality domestic companies that have above-average return potential based on current market valuations and above-average dividend income. We invest principally in securities of companies with market capitalizations of $3 billion or more.

Under normal circumstances, the Portfolio invests substantially in common stocks designed to replicate the holdings and weightings of the stocks comprising the S&P 500 Index.

The Portfolio invests in securities of companies in developed international and emerging market countries that we believe are both politically and economically stable. The Portfolio invests in the securities of at least five different countries other than the United States. We apply a fundamentals-driven, value-oriented analysis to identify companies with above-average potential for long-term growth and total return capabilities.

In making investment decisions for the Portfolio, we consider the 1,000 largest publicly traded companies in the U.S., screening the stocks in this universe for a series of growth and value criteria. We invest principally in securities of companies with market capitalizations of $3 billion or more.

The Portfolio invests in the common stocks of large U.S. companies. We select securities that we believe have strong fundamentals, compelling value characteristics (such as low price-to-earnings or price-to-book ratios), and demonstrate the potential for improved performance. We invest principally in securities of companies with market capitalizations of $3 billion or more.

The Portfolio invests primarily in large companies that have superior growth potential. We invest principally in securities of companies with market capitalizations of $3 billion or more.

The Portfolio invests principally in non-U.S. securities. We select securities for the Portfolio by using a quantitative investment model which ranks securities based on measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). We invest in securities of companies with market capitalizations of $400 million or more.

Under normal circumstances, the Portfolio invests principally in securities representing the capitalization-weighted market value and composition of the S&P 600 Small Cap Index.

The Portfolio invests primarily in the common stocks of small domestic companies that are either growing rapidly or completing a period of significant change. We invest principally in securities of companies with market capitalizations of $3 billion or less.

In making investment decisions for the Portfolio, we focus on securities that are conservatively valued in the marketplace relative to the stock of comparable companies, determined by price/earnings ratios, cash flows, or other measures. We invest principally in securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization index whose range is expected to change frequently.


                                                     Stock Funds Prospectus  103

Portfolio Managers
--------------------------------------------------------------------------------

     The Portfolio Managers identified below in connection with the Diversified Equity, Diversified Small Cap and Growth Equity Funds manage Portfolios that those Funds currently invest in, and not the Funds themselves. The Portfolios and Portfolio Managers that manage them are listed in each Fund's individual Fund description.

     Allen J. Ayvazian
     Small Cap Growth Fund since 2003
     Mr. Ayvazian joined Wells Fargo in 1989 as a Senior Portfolio Manager for Separate Accounts and is now a co-manager of the Small Cap Growth Fund. Prior to joining Wells Fargo, he was the managing director for SAS Advisors from 1987 to 1989. He also served as a manager for institutional portfolios in previous positions with Citicorp and Bank of America. Mr. Ayvazian earned his BA in History from the University of California, Los Angeles.

     William B. Bannick, CFA
     Diversified Equity Fund since 2003
     Large Cap Appreciation Fund since 2003
     Mr. Bannick joined Cadence in 1992 where he is a Managing Director and Senior Portfolio Manager. He has 18 years of investment experience and is a co-manager of the Large Cap Appreciation Portfolio. Mr. Bannick earned his BS in Physics from the University of Massachusetts and his MBA in Finance from Boston University.

     Frank Chiang
     Montgomery Emerging Markets Focus Fund and its predecessor since 1997
     Mr. Chiang joined Wells Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Chiang was a portfolio manager with Montgomery Asset Management, which he joined in 1996 to co-manage the Montgomery Emerging Markets Funds. From 1993 to 1996, Mr. Chiang was with TCW Asia Ltd., Hong Kong, where he was a managing director and portfolio manager responsible for TCW's Asian equity strategy. Prior to that, he was associate director and portfolio manager for Wardley Investment Services, Hong Kong, where he created and managed three dedicated China funds. He is fluent in three Chinese dialects: Mandarin, Shanghainese and Cantonese. Mr. Chiang has his B.S. degree in Physics and Mathematics from McGill University in Montreal, Canada, and his M.B.A. degree in Finance from New York University.

     Tasso H. Coin, Jr., CFA
     Diversified Equity Fund and its predecessor since 1995
     Diversified Small Cap Fund and its predecessor since 1997
     Growth Equity Fund and its predecessor since 1995
     Small Company Value Fund since 2002
     Mr. Coin joined Peregrine in 1995 as a Senior Vice President. His responsibilities include overseeing the Small Company Value Portfolio. Prior to 1995, Mr. Coin was a research officer at Lord Asset Management. Mr. Coin earned his BA in Economics from Loyola University of Chicago.

     John S. Dale, CFA
     Diversified Equity Fund and its predecessor since 1988
     Growth Equity Fund and its predecessor since 1989
     Large Company Growth Fund and its predecessor since 1983
     Mr. Dale joined Peregrine in 1988 as a Senior Vice President and has managed large company growth portfolios since 1983. Prior to joining Peregrine, Mr. Dale had been associated with Norwest Bank and its affiliates since 1968. Mr. Dale earned his BA in Marketing from the University of Minnesota.


104  Stock Funds Prospectus

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     Gary J. Dunn, CFA
     Diversified Equity Fund and its predecessor since 1989
     Equity Income Fund and its predecessor since 1989
     Mr. Dunn joined Wells Capital Management in 1998 as Principal for its Equity Income Team. Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Mr. Dunn formerly was the Director of Institutional Investments of Norwest Investment Management. He has been associated with Norwest Bank or its affiliates as a Financial Analyst and Portfolio Manager since 1979. Mr. Dunn earned his BA in Economics from Carroll College.

     Robert L. Fitzpatrick, CFA
     Diversified Equity Fund since 2004 Large Cap Appreciation Fund since 2004 Mr. Fitzpatrick joined Cadence in 1999 as a Senior Analyst for the computer hardware side of the Technology industry. Prior to joining Cadence, Mr. Fitzpatrick worked at Husic Capital Management in San Francisco and Patricof & Company in New York City. He began his career at Credit Lyonnais. Mr. Fitzpatrick earned his BA in Psychology and Government at Dartmouth College and his MBA from the Wharton School of Business.

     Gregory T. Genung, CFA
     Diversified Equity Fund since 2002
     Diversified Small Cap Fund since 2002
     Equity Index Fund since 2002
     Growth Equity Fund since 2002
     Index Fund since 2002
     Mr. Genung co-manages certain of the Wells Fargo index mutual funds, private accounts and collective trust funds. Before joining the firm in 2001, he was a securities trader at Norwest Investment Services, Inc. since 1994. Earlier, he worked with Piper Capital Management, where he became senior advisory account administrator, specializing in mortgage-backed derivative products. Mr. Genung earned his bachelor's degrees in finance and economics from the University of Minnesota, Duluth.

     Daniel J. Hagen, CFA
     Diversified Equity Fund since 2003
     Diversified Small Cap Fund since 2003
     Growth Equity Fund since 2003
     Small Company Growth Fund since 2003
     Mr. Hagen joined Peregrine in 1996 as a securities analyst on the Small Cap Equity team, and joined the portfolio management team in 2001. Prior to joining Peregrine, Mr. Hagen was a managing director and analyst at Piper Jaffray, where he was employed since 1983. Mr. Hagen earned his BS in Finance from the University of Minnesota.


                                                     Stock Funds Prospectus  105

Portfolio Managers
--------------------------------------------------------------------------------

     Josephine Jimenez, CFA
     Diversified Equity Fund since 2003
     Growth Equity Fund since 2003
     International Equity Fund since 2003
     Montgomery Emerging Markets Focus Fund and its predecessor since 1997
     Ms. Jimenez joined Wells Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital Management, Ms. Jimenez was a senior portfolio manager with Montgomery Asset Management, which she joined in 1991 to launch and manage the firm's emerging markets funds. In addition to managing the emerging markets strategies at Montgomery since 1992, Ms. Jimenez managed the Montgomery Emerging Markets Focus Fund since its inception in 1997. Prior to joining Montgomery, Ms. Jimenez was a portfolio manager at Emerging Markets Investors Corporation. From 1981 through 1988, she analyzed U.S. equity securities, first at Massachusetts Mutual Life Insurance Company, then at Shawmut Corporation. Ms. Jimenez received her M.S. degree from the Massachusetts Institute of Technology and her B.S. degree from New York University.

     Jenny B. Jones
     Small Cap Opportunities Fund since 2003
     Ms. Jones joined Schroder in 2002 from Morgan Stanley Investment Management, where she was an Executive Director responsible for the management of several Small Cap and Small-Mid Special Value funds. Prior to Morgan Stanley, Ms. Jones worked for Oppenheimer Capital, Mutual of America, Drexel Burnham Lambert, and Shearson/American Express. She earned her bachelor's degree from Yale University and an MBA in Finance from New York University.

     Stephen M. Kensinger, CFA
     Growth Fund since 2003
     Mr. Kensinger joined Wells Capital Management in 1999. He serves as a Managing Director of Wells Capital Management and as a co-manager of the Growth Fund. He has over 10 years of accumulated experience with the firm including service from the mid 1980's through 1994 with Norwest Investment Management and at Wells Capital Management since 1999. Prior to rejoining the firm, he was principal and senior portfolio manager at Wilke/Thompson Capital Management. Mr. Kensinger earned his BS in Accounting and his MS in Finance from the University of Iowa. He is also a Certified Public Accountant.

     Josef Lakonishok
     Diversified Equity Fund since 2003
     Growth Equity Fund since 2003
     Dr. Lakonishok has served as CEO, Partner and Portfolio Manager for LSV Asset Management since its founding in 1994. He co-manages the Overseas Portfolio in which the Diversified Equity and Growth Equity funds invest. Dr. Lakonishok has more than 24 years of investment and research experience. Dr. Lakonishok earned his BA in Economics and Statistics and his MBA from Tel Aviv University and earned his MS and PhD in Business Administration from Cornell University.

     D. Kevin McCreesh, CFA
     Diversified Equity Fund since 2003
     Large Cap Value Fund since 2003
     Mr. McCreesh joined Systematic in 1996. He is a senior portfolio manager and co-manages the firm's large and small/mid cap portfolios. Prior to joining Systematic, Mr. McCreesh served as equity portfolio manager at Mitchell Hutchens. Mr. McCreesh earned his BS in Geology from the University of Delaware and his MBA from Drexel University. He is a member of the Association for Investment Management and Research (AIMR) and the New York Society of Security Analysts (NYSSA).


106  Stock Funds Prospectus

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     Deborah J. Meacock, CFA
     Growth Fund since 2001
     Ms. Meacock has been a portfolio manager with Wells Capital Management and Norwest Investment Management, Inc. since 1993. She is the Managing Director of the large cap growth team. As strategy leader, she oversees the fundamental analysis and portfolio construction of the Growth Fund as well as the Premier Growth style implemented in separately managed institutional accounts. Ms. Meacock earned her undergraduate degree in Education/French from Oxford University in England.

     Robert B. Mersky, CFA
     Diversified Equity Fund and its predecessor since 1988
     Diversified Small Cap Fund and its predecessor since 1997
     Growth Equity Fund and its predecessor since 1989
     Small Company Growth Fund and its predecessor since 1984
     Mr. Mersky is founder, President and a Portfolio Manager at Peregrine. In 1984, Mr. Mersky and five other Senior Portfolio Managers founded Peregrine. Mr. Mersky is responsible for Peregrine's Small Cap Equity style and oversees the Small Company Growth Portfolio. Mr. Mersky had actively managed small cap stocks since 1973. Prior to joining Peregrine, Mr. Mersky had been associated with Norwest Bank since 1968; and his responsibilities included Senior Research Analyst, Portfolio Manager, Director of Research and Chief Investment Officer. Mr. Mersky earned his BS in Accounting from the University of Minnesota.

     Ronald M. Mushock, CFA
     Diversified Equity Fund since 2003
     Large Cap Value Fund since 2003
     Mr. Mushock joined Systematic in 1997 as a portfolio manager. He currently co-manages the firm's large cap portfolios and maintains portfolio management responsibility for all mid and small/mid cap portfolios. Prior to joining Systematic, Mr. Mushock was an equity analyst with Standard and Poor's Equity Group. Mr. Mushock earned his BS in finance from Seton Hall University and his MBA from New York University. He is a member of the Association for Investment Management and Research (AIMR) and the New York Society of Security Analysts (NYSSA).

     Gary E. Nussbaum, CFA
     Diversified Equity Fund and its predecessor since 1990
     Growth Equity Fund and its predecessor since 1990
     Large Company Growth Fund and its predecessor since 1990
     Mr. Nussbaum joined Peregrine in 1990 as a Vice President and Portfolio Manager where he has managed large company growth portfolios. Mr. Nussbaum earned his BA in Finance and his MBA from the University of Wisconsin.

     Jerome "Cam" Philpott, CFA
     Montgomery Small Cap Fund and its predecessor since 1993
     Small Cap Growth Fund since 2003
     Mr. Philpott joined Wells Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Philpott was a portfolio manager with Montgomery Asset Management, which he joined in 1991 as an analyst for the Small Cap Equity team. He has co-managed the Montgomery Mid Cap Fund since 2001. Prior to joining Montgomery, Mr. Philpott served as a securities analyst with Boettcher & Company and a general securities analyst at Berger Associates, Inc., an investment management firm. Mr. Philpott earned his BA in Economics from Washington and Lee University and his MBA from the Darden School at the University of Virginia.


                                                     Stock Funds Prospectus  107

Portfolio Managers
--------------------------------------------------------------------------------

     Douglas G. Pugh, CFA
     Diversified Equity Fund and its predecessor since 1997
     Diversified Small Cap Fund and its predecessor since 1997
     Growth Equity Fund and its predecessor since 1997
     Small Company Value Fund since 2001
     Mr. Pugh joined Peregrine in 1997 as a Senior Vice President. Mr. Pugh currently co-manages the Small Company Value Portfolio. Prior to 1997, Mr. Pugh was a Senior Equity Analyst and Portfolio Manager for Advantus Capital Management, an investment advisor firm. Mr. Pugh earned his BS in Finance and Business Administration from Drake University and his MBA from the University of Minnesota.

     David L. Roberts, CFA
     Diversified Equity Fund and its predecessor since 1989
     Equity Income Fund and its predecessor since 1989
     Mr. Roberts joined Wells Capital Management in 1998 as the Equity Income Managing Director and simultaneously held this position at Norwest Investment Management until Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Mr. Roberts joined Norwest Corporation in 1972 as a Securities Analyst. He became Assistant Vice President Portfolio Manager in 1980 and was promoted to Vice President in 1982. He earned his BA in Mathematics from Carroll College.

     Stuart Roberts
     Montgomery Small Cap Fund and its predecessor since 1990
     Mr. Roberts joined Wells Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Roberts was a senior portfolio manager with Montgomery Asset Management where he managed the Small Cap Fund since its inception in 1990. He has specialized in small-cap growth investments since 1983. Prior to joining Montgomery, Mr. Roberts was vice president and portfolio manager at Founders Asset Management, where he was responsible for three separate growth-oriented small-cap mutual funds. He earned his MBA from the University of Colorado and his BA in Economics from Bowdoin College.

     Stephen S. Smith
     Diversified Equity Fund and its predecessor since 1997
     Mr. Smith is Principal and Chief Executive Officer of the Smith Group. Mr. Smith manages the Disciplined Growth Portfolio. Prior to 1995, Mr. Smith previously served as Senior Portfolio Manager with Nations Bank. Mr. Smith earned his BS in Industrial Engineering and his MBA from the University of Alabama.

     Menno Vermeulen
     Diversified Equity Fund since 2003
     Growth Equity Fund since 2003
     Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst for LSV Asset Management since 1995 and as a Partner for LSV Asset Management since 1998. He co-manages the Overseas Portfolio in which the Diversified Equity and Growth Equity funds invest.
     Mr. Vermeulen has more than 12 years of investment experience. Mr. Vermeulen earned his MS in Econometrics at Erasmus University at Rotterdam.


108  Stock Funds Prospectus

--------------------------------------------------------------------------------

     Robert W. Vishny
     Diversified Equity Fund since 2003
     Growth Equity Fund since 2003
     Dr. Vishny has served as Partner and Portfolio Manager for LSV Asset Management since its founding in 1994. He co-manages the Overseas Portfolio in which the Diversified Equity and Growth Equity funds invest. Dr. Vishny has more than 17 years of investment and research experience. Dr. Vishny earned his AB with the highest distinction in Economics, Mathematics, and Philosophy from the University of Michigan and his PhD in Economics from the Massachusetts Institute of Technology.

     Paul E. von Kuster, CFA
     Diversified Equity Fund and its predecessor since 1988
     Diversified Small Cap Fund and its predecessor since 1997
     Growth Equity Fund and its predecessor since 1989
     Small Company Growth Fund and its predecessor since 1984
     Mr. von Kuster joined Peregrine in 1984 as a Senior Vice President and Portfolio Manager. He currently co-manages the Small Company Growth Portfolio. Mr. von Kuster earned his BA in Philosophy from Princeton University.

     Laurie R. White
     Diversified Equity Fund and its predecessor since 1996
     Diversified Small Cap Fund and its predecessor since 1998
     Growth Equity Fund and its predecessor since 1998
     Index Fund and its predecessor since 1996
     Ms. White has been with Wells Fargo & Company and its predecessors in an investment management capacity since 1990. Ms. White joined Wells Capital Management in 1998 as a Managing Director and simultaneously was a Director for Reserve Asset Management at Norwest Investment Management (since 1997) until Wells Capital Management and Norwest Investment Management combined investment management services under the Wells Capital Management name in 1999. Ms. White currently co-manages certain of the Wells Fargo indexed mutual funds, private accounts and collective trust funds. Ms. White earned her BA in Political Science from Carleton College and her MBA from the University of Minnesota.

     Sabrina Yih, CFA
     Diversified Equity Fund since 2001
     Growth Equity Fund since 2001
     International Equity Fund since 2001
     Ms. Yih joined Wells Capital Management from the Columbia Management Company, where she was a Portfolio Manager since December 1997. Over this period, her experience was focused on investing in Europe and Asia (exJapan), two of Columbia International Stock Fund's largest regions. Prior to that time, she was a Portfolio Manager for the International Fund for high net-worth individuals at Delphi Asset Management. Ms. Yih earned her BA in Economics from Mount Holyoke College, magna cum laude, in 1982, and her MBA from the J.L. Kellogg Graduate School of Management at Northwestern University in 1984. She is a member of the Association of Investment Management and Research (AIMR).


                                                     Stock Funds Prospectus  109

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

     ACH
     Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

     American Depositary Receipts ("ADRs")
     Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

     Business Day
     Any day the New York Stock Exchange is open is a business day for the Funds.

     Capital Appreciation, Capital Growth
     An increase in the value of a security. See also "total return."

     Capitalization
     When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company's size and is sometimes referred to as "market capitalization."

     Convertible Debt Securities
     Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.

     Derivatives
     Securities whose values are derived in part from the value of another security or index. An example is a stock option.

     Distributions
     Distributions of net investment income, realized capital gains or capital made by a Fund to its shareholders.

     Diversified
     A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds' total assets. Non-diversified funds are not required to comply with these investment policies.

     Emerging Markets
     Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.


110  Stock Funds Prospectus

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     Emerging Market Securities
     Emerging market securities are securities: (1) issued by companies with their principal place of business or principal office in an emerging market country; (2) issued by companies for which the principal securities trading market is an emerging market country; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in emerging market countries or that have at least 50% of their assets in emerging market countries.

     FDIC
     The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

     Gateway Fund
     A Fund that invests its assets in one or more master portfolios or other Funds of Wells Fargo Funds, instead of directly in securities to achieve its investment objective. Gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of a larger pool of assets.

     Hedge
     Strategy used to offset investment risk. A perfect hedge is one eliminating the possibility of future gain or loss.

     Illiquid Security
     A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

     Initial Public Offering
     The first time a company's stock is offered for sale to the public.

     Institution
     Banks, pension funds, insurance companies, trusts or other similar entities. Institutions usually aggregate transactions with the Funds on behalf of groups of investors.

     Liquidity
     The ability to readily sell a security at a fair price.

     Money Market Instruments
     High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

     Net Asset Value ("NAV")
     The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

     Non-U.S. Securities
     Non-U.S. Securities are securities: (1) issued by companies with their principal place of business or principal office in a country other than the U.S.; (2) issued by companies for which the principal securities trading market is a country other than the U.S.; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in a country other than the U.S. or that have at least 50% of their assets in countries other than the U.S.


                                                     Stock Funds Prospectus  111

Glossary
--------------------------------------------------------------------------------

     Options
     The right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the market price has fallen below the agreed price. Options may also be based on the movement of an index, such as the S&P 500 Index.

     Repurchase Agreement
     An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

     Russell 1000 Index
     An index comprised of the 1000 largest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 1000 is considered a mid- to large-cap index.

     Russell 2000 Index
     An index comprised of the 2000 smallest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 2000 is considered a small cap index.

     Shareholder Servicing Agent
     Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

     S&P, S&P 500 Index
     Standard and Poor's, a nationally recognized statistical ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

     Statement of Additional Information
     A document that supplements the disclosure made in the Prospectus.

     Total Return
     The annual return on an investment, including any appreciation or decline in share value. Total return calculations assume reinvestment of all dividends and capital gains distributions, reflect fee waivers and exclude sales loads.

     Turnover Ratio
     The percentage of the securities held in a Fund's portfolio, other than short-term securities, that were bought or sold within a year.

     Undervalued
     Describes a stock that is believed to be worth more than its current price.

     U.S. Government Obligations
     Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     Warrants
     The right to buy a stock at a set price for a set time.


112  Stock Funds Prospectus

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

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS
provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:
Call: 1-800-222-8222 or visit our website at www.wellsfargofunds.com

Write to:
Wells Fargo Funds
P.O. Box 8266
Boston, MA 02266-8266; or
Visit the SEC's website at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:
SEC Public Reference Room Washington, DC 20549-6009; or by electronic request at publicinfo@sec.gov Call: 1-800-SEC-0330 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL


 P004 (2/04)
ICA Reg. No.
 811-09253
 #529386

--------------------------------------------------------------------------------
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                        [GRAPHIC APPEARS HERE]
                                                       Printed on Recycled Paper

[GRAPHIC APPEARS HERE]

[LOGO OF WELLS FARGO FUNDS]

WELLS FARGO STOCK FUNDS

          PROSPECTUS

          Wells Fargo Montgomery Institutional Emerging Markets Fund/SM/

          Select Class

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                                                                February 1, 2004

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


Table of Contents                                                    Stock Funds
--------------------------------------------------------------------------------

Overview                         Objective and Principal Strategy              4
Important summary information    Summary of Important Risks                    6
about the Fund.                  Performance History                           8
                                 Summary of Expenses                          10

--------------------------------------------------------------------------------
The Fund                         Key Information                              12
Important information about      Montgomery Institutional Emerging
the Fund.                         Markets Fund                                13
                                 Additional Strategies and General
                                  Investment Risks                            16
                                 Organization and Management of
                                  the Fund                                    20

--------------------------------------------------------------------------------
Your Investment                  Your Account                                 22
How to open an account and          How to Buy Shares                         23
how to buy, sell and exchange       How to Sell Shares                        24
Fund shares.                     Exchanges                                    25

--------------------------------------------------------------------------------
Reference                        Other Information                            26
Additional information and term  Portfolio Managers                           28
definitions.                     Glossary                                     29

Stock Fund Overview
--------------------------------------------------------------------------------
See the Fund description in this Prospectus for further details.
Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

--------------------------------------------------------------------------------
FUND                        OBJECTIVE
--------------------------------------------------------------------------------
Montgomery Institutional    Seeks long-term capital appreciation.
Emerging Markets Fund


4    Montgomery Institutional Emerging Markets Fund Prospectus

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRINCIPAL STRATEGY
--------------------------------------------------------------------------------
We invest in a diversified portfolio of equity securities of companies tied economically to emerging market countries.


                  Montgomery Institutional Emerging Markets Fund Prospectus    5

Summary of Important Risks
--------------------------------------------------------------------------------

This section summarizes important risks that relate to an investment in the Fund. All are important to your investment choice. Additional information about these and other risks is included in:

..  the individual Fund Description beginning on page 13;

.. the "Additional Strategies and General Investment Risks" section beginning on page 16; and

..  the Fund's Statement of Additional Information.

An investment in the Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in the Fund.

Equity Securities
The Fund invests in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund's portfolio. Certain types of stocks and certain individual stocks selected for the Fund's portfolio may underperform or decline in value more than the overall market. Generally, the larger the company the less volatile and more liquid its stock.

Foreign Investments
The Fund invests in foreign investments, which are subject to additional risks including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign securities may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depository Receipts ("ADRs") and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depository Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

Emerging Market Securities
The Fund invests principally in emerging market securities. The risks of investing in such markets are considerable because these investments typically present even greater exposure to the risks of foreign investing, and can present additional risks--such as those related to social unrest or political upheaval--that can make these investments extremely volatile. Stock markets in emerging market countries tend to be much more volatile than the U.S. stock market due to their relative immaturity and periods of instability. In the past, many emerging markets restricted the flow of money into or out of their stock markets and some continue to impose restrictions on foreign investors. Also, the economies of emerging market countries may be predominantly based on only a few industries or on revenue from particular commodities and international aid, making them more susceptible to financial, economic or market events impacting these industries or changes to the aid arrangements.

6    Montgomery Institutional Emerging Markets Fund Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Performance History
--------------------------------------------------------------------------------

     The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

     Please remember that past performance is no guarantee of future results.

     The Wells Fargo Montgomery Institutional Emerging Markets Fund became the successor fund to the Montgomery Institutional Series: Emerging Markets Portfolio effective at the close of business on June 6, 2003. The historical information shown below and throughout this Prospectus for the Wells Fargo Montgomery Institutional Emerging Markets Fund reflects the historical information for the predecessor fund.

     Montgomery Institutional Emerging Markets Fund Select Class Calendar Year Returns/1/

     [GRAPHIC APPEARS HERE]

     '94      (9.25)%
     '95      (7.13)%
     '96      13.02%
     '97      (2.01)%
     '98     (34.99)%
     '99      66.87%
     '00     (27.44)%
     '01      (3.83)%
     '02      (8.31)%
     '03      61.93%

     Best Qtr.: Q4 '99 . 35.21%   Worst Qtr.: Q3 '98 . (23.67)%


8    Montgomery Institutional Emerging Markets Fund Prospectus

--------------------------------------------------------------------------------

     The table below provides average annual total return information, both before and after taxes, for the Fund's Select Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns

for the period ended 12/31/03          1 year   5 years   10 years
Select Class Returns Before Taxes
 (Incept. 12/17/93)/1/                  61.93%    11.57%      0.49%
Select Class Returns After Taxes
 on Distributions                       61.22%    11.36%      0.32%
Select Class Returns After Taxes on
 Distributions and Sale of Fund
 Shares                                 40.24%     9.98%      0.33%
MSCI Emerging Markets Free Index
 (reflects no deduction for expenses
 or taxes)/2/                           56.28%    10.62%      0.18%

     /1/ Performance shown for the Select Class shares reflects the performance of the predecessor fund's single class of shares.
     /2/  Morgan Stanley Capital International Emerging Markets Free Index.


                  Montgomery Institutional Emerging Markets Fund Prospectus    9

Montgomery Institutional Emerging Markets Fund
--------------------------------------------------------------------------------

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining the account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

-----------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
-----------------------------------------------------------------------------
                                                     Montgomery Institutional
                                                       Emerging Markets Fund
-----------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases
 (as a percentage of offering price)                           None

Maximum deferred sales charge (load) (as a
 percentage of the Net Asset Value
 ("NAV") at purchase)                                          None
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------------------------------------
                                                     Montgomery Institutional
                                                      Emerging Markets Fund
-----------------------------------------------------------------------------
Management Fees                                                          1.10%
Distribution (12b-1) Fees                                                0.00%
Other Expenses/1/                                                        0.53%
-----------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                     1.63%
-----------------------------------------------------------------------------
Fee Waivers                                                              0.38%
-----------------------------------------------------------------------------
NET EXPENSES/2/                                                          1.25%
-----------------------------------------------------------------------------
/1/ Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
/2/ The adviser has committed through January 31, 2005, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.


10   Montgomery Institutional Emerging Markets Fund Prospectus

                                                             Summary of Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXAMPLE OF EXPENSES
--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:
---------------------------------------------
                                  Montgomery
                                Institutional
                                   Emerging
                                 Markets Fund
---------------------------------------------
1 Year                          $         127
3 Years                         $         477
5 Years                         $         851
10 Years                        $       1,901
---------------------------------------------


                  Montgomery Institutional Emerging Markets Fund Prospectus   11

Key Information
--------------------------------------------------------------------------------

     In this Prospectus,"we" generally refers to Wells Fargo Funds Trust (the "Trust"), or Wells Fargo Funds Management, LLC ("Funds Management"), the Fund's investment adviser. "We" may also refer to the Fund's other service providers. "You" refers to the shareholder or potential investor.

     ---------------------------------------------------------------------------

     Important information you should look for as you decide to invest in the
     Fund:
     The summary information on the previous page is designed to provide you with an overview of the Fund. The sections that follow provide more detailed information about the investments and management of the Fund.

     ---------------------------------------------------------------------------

     Investment Objective and Investment Strategies
     The investment objective of the Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:

     .  what the Fund is trying to achieve; and

     .  how we intend to invest your money.

     ---------------------------------------------------------------------------

     Permitted Investments
     A summary of the Fund's key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Fund concerning "80% of the Fund's assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given 60 days notice.

     ---------------------------------------------------------------------------

     Important Risk Factors
     Describes the key risk factors for the Fund, and includes risks described in the "Summary of Important Risks" and "Additional Strategies and General Investment Risks" sections.

     Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.


12   Montgomery Institutional Emerging Markets Fund Prospectus

Montgomery Institutional Emerging Markets Fund
--------------------------------------------------------------------------------

     Portfolio Managers: Josephine Jimenez CFA; Frank Chiang

     ---------------------------------------------------------------------------

     Investment Objective
     The Montgomery Institutional Emerging Markets Fund seeks long-term capital appreciation.

     ---------------------------------------------------------------------------

     Investment Strategies
     We invest in a diversified equity portfolio of companies tied economically to emerging market countries. We combine in-depth financial review with on-site analysis of companies, countries and regions to identify potential investments. We travel to emerging market countries to gain firsthand insight into the economic, political and social trends that affect investment in those countries. We allocate the Fund's assets among emerging markets with stable or improving macroeconomic environments and invest in companies within those countries that we believe have high capital appreciation potential without excessive risks.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal circumstances, we invest:

     .  at least 80% of the Fund's assets in emerging market securities; and

     . in a minimum of six emerging market countries in Latin America, Asia, Europe, Africa and the Middle East.

     As part of our investment strategy, we may invest up to 35% of total assets in a single emerging market country.

     ---------------------------------------------------------------------------

     Important Risk Factors
     The Fund is primarily subject to the risks described on page 6.

     The Fund invests principally in emerging market securities. The risks of investing in such markets are considerable because these investments typically present even greater exposure to the risks of foreign investing, and can present additional risks--such as those related to social unrest or political upheaval--that can make these investments extremely volatile. Stock markets in emerging market countries tend to be much more volatile than the U.S. stock market due to their relative immaturity and periods of instability. In the past, many emerging markets restricted the flow of money into or out of their stock markets and some continue to impose restrictions on foreign investors. Also, the economies of emerging market countries may be predominantly based on only a few industries or on revenue from particular commodities and international aid, making them more susceptible to financial, economic or market events impacting these industries or changes to the aid arrangements. Because the Fund may invest a large percentage of its assets in a single emerging market country, the value of an investment in the Fund may be more volatile and subject to greater risks than will an investment in a mutual fund that is more broadly diversified.

     The Fund's investment process may, at times, result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 16. These considerations are all important to your investment choice.


                  Montgomery Institutional Emerging Markets Fund Prospectus   13

Montgomery Institutional Emerging Markets Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods ended June 30, 2003 and September 30, 2003. PricewaterhouseCoopers LLP audited this information for all other periods ended June 30. All of this performance information, along with the auditor's report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------
                                                SELECT CLASS SHARES--
                                                COMMENCED
                                                ON DECEMBER 17, 1993
                                                -----------------------
                                                 Sept. 30,    June 30,
For the period ended:                             2003/1/       2003
                                                -----------------------
Net asset value, beginning of period            $    36.91   $    34.41
Income from investment operations:
   Net investment income (loss)                       0.07         0.54
   Net realized and unrealized gain (loss) on
    investments                                       5.31         2.08
Total from investment operations                      5.38         2.62
Less distributions:
   Dividends from net investment income               0.00        (0.12)
   Distributions from net realized gain               0.00         0.00
Total distributions                                   0.00        (0.12)
Net asset value, end of period                  $    42.29   $    36.91
Total return/2/                                      14.96%        7.71%
Ratios/supplemental data:
   Net assets, end of period (000s)             $   82,432   $   73,127
Ratios to average net assets/4/:
   Ratio of expenses to average net assets            1.25%        1.25%
   Ratio of net investment income (loss) to
    average net assets                                0.66%        1.69%
Portfolio turnover                                      19%          80%
Ratio of expenses to average net assets prior
 to waived fees and reimbursed expenses/3, 4/         1.63%        1.63%

/1/  The Fund changed its year end from June 30 to September 30.
/2/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/3/ During each period, various fees and expenses were waived and/or reimbursed.The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/4/  Ratios shown for periods of less than one year are annualized.


14   Montgomery Institutional Emerging Markets Fund Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------


                                                -------------------------------------------------
                                                 June 30,     June 30,     June 30,     June 30,
For the period ended:                              2002         2001         2000         1999
                                                -------------------------------------------------
Net asset value, beginning of period            $    35.30   $    47.07   $    39.05   $    35.61
Income from investment operations:                    0.28         0.67        (0.45)        0.38
   Net investment income (loss)                      (0.82)      (12.44)        8.47         3.06
   Net realized and unrealized gain (loss) on
    investments                                      (0.54)      (11.77)        8.02         3.44
Total from investment operations                     (0.35)        0.00         0.00         0.00
Less distributions:
   Dividends from net investment income               0.00         0.00         0.00         0.00
   Distributions from net realized gain              (0.35)        0.00         0.00         0.00
Total distributions                             $    34.41   $    35.30   $    47.07   $    39.05
Net asset value, end of period
Total return/2/                                      (1.56)%     (24.97)%      20.42%        9.75%
Ratios/supplemental data:
   Net assets, end of period (000s)             $   66,511   $   66,761   $  104,553   $  103,661
Ratios to average net assets/4/:
   Ratio of expenses to average net assets            1.30%        1.31%        2.15%        1.45%
   Ratio of net investment income (loss) to
    average net assets                                0.85%        1.17%       (0.77)%       0.79%
Portfolio turnover                                      99%         171%         116%         115%
Ratio of expenses to average net assets prior
 to waived fees and reimbursed expenses/3, 4/         4.80%        3.18%        3.74%        2.42%


                  Montgomery Institutional Emerging Markets Fund Prospectus   15

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

     Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for the Fund remains within the parameters of its objective and strategies.

     Each Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, to either maintain liquidity. Each Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of the shareholders to do so. During these periods, the Fund may not achieve its objective.

     Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Montgomery Institutional Emerging Markets Fund. Certain risks of this particular Fund are identified in the "Summary of Important Risks" section on page 6. Other risks of mutual fund investing include the following:

     . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

     .  We cannot guarantee that the Fund will meet its investment objective.

     . We do not guarantee the performance of the Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

     . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

     . An investment in a single Fund, by itself, does not constitute a complete investment plan.

     . The Fund may use various derivative investments, such as options or futures contracts. The term "derivatives" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.


16   Montgomery Institutional Emerging Markets Fund Prospectus

--------------------------------------------------------------------------------

     What follows is a general list of the types of risks (some of which have been previously described) that may apply to the Fund and a table showing some of the additional investment practices the Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

     Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

     Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

     Emerging Market Risk--The additional risks associated with emerging markets as defined in the Glossary, including that they may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

     Foreign Investment Risk--The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity, greater price volatility and those risks related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, income generated by, or proceeds received from the disposition of foreign securities may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists, and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

     Leverage Risk--The risk that a practice, such as lending portfolio securities or engaging in forward commitment or when-issued transactions, may increase the Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

     Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

     Market Risk--The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

     Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

     In addition to the general risks discussed above and under "Summary of Important Risks," you should carefully consider and evaluate any special risks that may apply to investing in the Fund. See the "Important Risk Factors" section in the summary for the Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to the Fund.


                  Montgomery Institutional Emerging Markets Fund Prospectus   17

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

Investment Practice/Risk
The following table lists certain regular investment practices of the Fund, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices.

--------------------------------------------------------------------------------
INVESTMENT PRACTICE                              PRINCIPAL RISK(S)
--------------------------------------------------------------------------------
Borrowing Policies
The ability to borrow money for temporary        Leverage Risk
purposes (e.g. to meet shareholder
redemptions).

Emerging Market Securities
Securities of companies based in countries       Emerging Market,
considered developing or to have "emerging"      Foreign Investment, Regulatory,
stock markets. Generally, these securities       Liquidity and Currency Risk.
have the same type of risks as foreign, but to a higher degree.

Foreign Securities
Equity securities issued by a non-U.S. company   Foreign Investment, Regulatory,
which may be in the form of an ADR or similar    Liquidity and Currency Risk
investment.

Illiquid Securities
A security which may not be sold or disposed     Liquidity  Risk
of in the ordinary course of business within seven days at the value determined by the Fund. Limited to 15% of net assets.

Loans of Portfolio Securities
The practice of loaning securities to brokers,   Counter-Party and
dealers and financial institutions to increase   Leverage Risk
returns on those securities. Loans may be made up to the limits imposed by the Investment
Company Act of 1940 ("1940 Act") (currently one-third of total assets, including the value of the collateral received).

Options
The right to buy or sell a security based on     Leverage  and
an agreed upon price at a specified time.        Liquidity Risk
Types of options used may include: options on securities, options on stock index and options on stock index futures to protect liquidity and portfolio value.

Other Mutual Funds
Investments by the Fund in shares of other       Market Risk
mutual funds, which will cause Fund
shareholders to bear a pro rata portion of the other fund's expenses, in addition to the expenses paid by the Fund.

Privately Issued Securities
Securities that are not publicly traded but      Liquidity Risk
which may or may not be resold in accordance with Rule 144A under the Securities Act of 1933.

Repurchase Agreements                            Counter-Party Risk
A transaction in which the seller of a
security agrees to buy back a security at an agreed upon time and price, usually with interest.


18   Montgomery Institutional Emerging Markets Fund Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Organization and Management of the Fund
--------------------------------------------------------------------------------

A number of different entities provide services to the Fund. This section shows how the Fund is organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Fund.

About Wells Fargo Funds Trust
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the "Board") supervises the Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Fund's activities and approves the selection of various companies hired to manage the Fund's operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

--------------------------------------------------------------------------------
                                BOARD OF TRUSTEES
--------------------------------------------------------------------------------
                        Supervises the Fund's activities
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          INVESTMENT ADVISER                             CUSTODIAN
--------------------------------------------------------------------------------
Wells Fargo Funds Management, LLC         Wells Fargo Bank, N.A.
525 Market Street                         6th & Marquette
San Francisco, CA                         Minneapolis, MN

Manages the Fund's investment             Provides safekeeping for the Fund's
 activities                                assets
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             INVESTMENT SUB-ADVISER
--------------------------------------------------------------------------------
                      Wells Capital Management Incorporated
                                525 Market Street
                                San Francisco, CA

                 Responsible for day-to-day portfolio management
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                          TRANSFER
             ADMINISTRATOR                                  AGENT
--------------------------------------------------------------------------------
Wells Fargo Funds Management, LLC         Boston Financial Data Services, Inc.
525 Market Street                         Two Heritage Drive
San Francisco, CA                         Quincy, MA

Manages the Fund's                        Maintains records of shares and
 business activities                       supervises the payment of dividends
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   FINANCIAL SERVICES FIRMS AND SELLING AGENTS
--------------------------------------------------------------------------------
         Advise current and prospective shareholders on Fund investments
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  SHAREHOLDERS
--------------------------------------------------------------------------------


20   Montgomery Institutional Emerging Markets Fund Prospectus

--------------------------------------------------------------------------------

     The Investment Adviser
     Funds Management serves as the investment adviser for the Fund. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Fund's adviser is responsible for implementing the investment policies and guidelines for the Fund, and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Fund. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under "Management Fees" in the front of this Prospectus. As of September 30, 2003, Funds Management managed over $72 billion in mutual fund assets.

     Dormant Multi-Manager Structure
     The Board has adopted a dormant "multi-manager" structure for the Fund. Under this structure, the Fund and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

     Applicable law generally requires the Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant "multi-manager" structure approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law.

     The Sub-Adviser
     Wells Capital Management Incorporated ("Wells Capital Management"), an affiliate of Funds Management, is the sub-adviser for the Fund. In this capacity it is responsible for the day-to-day investment management activities of the Fund. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies and high net worth individuals. As of September 30, 2003, Wells Capital Management managed assets aggregating in excess of $116 billion.

     Wells Capital Management is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser.

     The Administrator
     Funds Management provides the Fund with administrative services, including general supervision of the Fund's operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct the Fund's business.

     The Transfer Agent
     Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Fund.


                  Montgomery Institutional Emerging Markets Fund Prospectus   21

Your Account
--------------------------------------------------------------------------------

     This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

     Pricing Fund Shares

     . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form. The price of Fund shares is based on the Fund's NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

     . The Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange ("closing price"), and if there is no sale, based on latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before the Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market price is still reliable and, if not, what fair market value to assign to the security. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

     . We determine the NAV of the Fund's shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"), which is usually 4:00 p.m. (Eastern time). We determine the NAV by subtracting the Fund's liabilities from its total assets, and then dividing the result by the total number of outstanding shares. See the Statement of Additional Information for further disclosure.

     . We process requests to buy or sell shares of the Fund each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (Eastern time). If the NYSE closes early, the Fund will close early and will value its shares at such earlier time under these circumstances. Requests received in proper form before this time are processed the same day. Requests received after the cutoff time are processed the next business day.

     . The Fund is open for business each day the NYSE is open for business. NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

     Minimum Investments
     Institutions are required to make a minimum initial investment of $5,000,000 in the Fund. There are no minimum subsequent investment requirements as long as your Institution maintains account balances at or above the minimum initial investment amount. Minimum initial investment requirements may be waived for certain Institutions.

22   Montgomery Institutional Emerging Markets Fund Prospectus

                                                               How to Buy Shares
--------------------------------------------------------------------------------

     Typically, Select Class shares are bought and held on your behalf by the Institution through which you are investing. Investors interested in purchasing Select Class shares of the Fund should contact an account representative at their Institution and should understand the following:

     . Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

     . Institutions are usually the holders of record of Select Class shares held through Customer Accounts and maintain records reflecting their customers' beneficial ownership of the shares;

     . Institutions are responsible for transmitting their customers' purchase and redemption orders to the Fund and for delivering required payment on a timely basis;

     . Institutions are responsible for delivering shareholder communications and voting information from the Fund, and for transmitting shareholder voting instructions to the Fund;

     . Institutions may charge their customers account fees and may receive significant fees from us with respect to investments their customers have made with the Fund; and

     . All purchases must be made with U.S. dollars and all checks must be drawn on U.S. banks.

     . In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on an account: full name, date of birth, Social Security number, and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day's NAV.


                  Montgomery Institutional Emerging Markets Fund Prospectus   23

Your Account                                                  How to Sell Shares
--------------------------------------------------------------------------------

     Select Class shares must be redeemed in accordance with the account agreement governing your Customer Account at the Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

     ---------------------------------------------------------------------------
     GENERAL NOTES FOR SELLING SHARES
     ---------------------------------------------------------------------------

     . We will process requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the cutoff time are processed on the same business day.

     . Redemption proceeds are usually wired to the redeeming Institution the following business day.

     . If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

     . We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through ACH have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

     . Generally, we pay redemption requests in cash, unless the redemption request is for more than the lesser of $250,000 or 1% of the net assets of the Fund by a single shareholder over a ninety-day period. If a request for a redemption is over these limits it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, we may pay all or part of the redemption in securities of equal value.


24   Montgomery Institutional Emerging Markets Fund Prospectus

                                                                       Exchanges
--------------------------------------------------------------------------------

     Exchanges between Wells Fargo Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

     . You should carefully read the prospectus for the Fund into which you wish to exchange.

     . Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

     . If you are making an initial investment into a Fund, through an exchange, you must exchange at least the minimum first purchase amount for the new fund, unless your balance has fallen below that amount due to market conditions.

     . The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from market timing and excessive trading activity. Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, Funds Management monitors available trading information and may temporarily suspend or permanently terminate purchase or exchange privileges from investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive would depend on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved.

     . In general, exchanges may be made between like share classes of any Wells Fargo Fund. In addition, Select Class shares may be exchanged for Institutional Class shares of money market funds.

     Contact your account representative for further details.

     Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.


                  Montgomery Institutional Emerging Markets Fund Prospectus   25

Other Information
--------------------------------------------------------------------------------

     Income and Gain Distributions
     The Fund makes distributions of any net investment income and realized capital gains at least annually. Contact your Institution for distribution options.

     Remember, distributions have the effect of reducing NAV per share by the amount distributed.

     Taxes
     The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

     We will pass on to the Fund's shareholders substantially all of the Fund's net investment income and realized capital gains, if any. Distributions from the Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from the Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. It is not expected that corporate shareholders may be able to deduct a portion of distributions when determining their taxable income.

     Under recent changes to the Internal Revenue Code, an individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. The Fund's long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund's sales and exchanges after May 5, 2003. Also, if you're an individual Fund shareholder, your distributions attributable to dividends received by the Fund from certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares, and by the Fund for its stock producing such dividends. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

     Distributions from the Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

     If more than 50% of the Fund's total assets at the close of its taxable year consists of securities of non-U.S. companies, the Fund can file an election with the IRS which requires you to include a pro-rata portion of the Fund's foreign withholding taxes in your gross income, and treat such amount as foreign taxes paid by you. In general, you can either deduct such taxes in computing your taxable income or claim such amount as a foreign tax credit against your federal income tax liability, subject to certain limitations. We expect the Fund may be eligible for the election, but we can't assure you that the Fund will make the election for any year.

     If you buy shares of the Fund shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes and distributes the gain. The Fund has built up, or has the potential to build up, high levels of unrealized appreciation.

     Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption

26   Montgomery Institutional Emerging Markets Fund Prospectus

--------------------------------------------------------------------------------

     or exchange. In certain instances, losses realized on the redemption or exchange of Fund shares may be disallowed.

     Fund shareholders may be subject to back-up withholding taxes.

     Request for Multiple Copies of Shareholder Documents
     To help keep fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call your customer account representative.


                  Montgomery Institutional Emerging Markets Fund Prospectus   27

Portfolio Managers
--------------------------------------------------------------------------------

     Josephine Jimenez CFA
     Montgomery Institutional Emerging Markets Fund and its predecessor since 1993. Ms. Jimenez joined Wells Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital Management, Ms. Jimenez was a senior portfolio manager with Montgomery Asset Management, which she joined in 1991 to launch and manage the firm's emerging markets funds. In addition to managing the emerging markets strategies at Montgomery since 1992, Ms. Jimenez managed the Montgomery Emerging Markets Portfolio since 1993. Prior to joining Montgomery, Ms. Jimenez was a portfolio manager at Emerging Markets Investors Corporation. From 1981 through 1988, she analyzed U.S. equity securities, first at Massachusetts Mutual Life Insurance Company, then at Shawmut Corporation. Ms. Jimenez received her M.S. degree from the Massachusetts Institute of Technology and her B.S. degree from New York University.

     Frank Chiang
     Montgomery Institutional Emerging Markets Fund and its predecessor since 1996 Mr. Chiang joined Wells Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Chiang was a portfolio manager with Montgomery Asset Management, which he joined in 1996 to co-manage the Montgomery Emerging Markets Portfolio. From 1993 to 1996, Mr. Chiang was with TCW Asia Ltd., Hong Kong, where he was a managing director and portfolio manager responsible for TCW's Asian equity strategy. Prior to that, he was associate director and portfolio manager for Wardley Investment Services, Hong Kong, where he created and managed three dedicated China funds. He is fluent in three Chinese dialects: Mandarin, Shanghainese and Cantonese. Mr. Chiang has his B.S. degree in Physics and Mathematics from McGill University in Montreal, Canada, and his M.B.A. degree in Finance from New York University.


28   Montgomery Institutional Emerging Markets Fund Prospectus

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

     ACH
     Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

     American Depositary Receipts ("ADRs")
     Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

     Business Day
     Any day the New York Stock Exchange is open is a business day for the Fund.

     Capital Appreciation, Capital Growth
     An increase in the value of a security.

     Derivatives
     Securities whose values are derived in part from the value of another security or index. An example is a stock option.

     Distributions
     Distributions of net investment income, realized capital gains or capital made by a Fund to its shareholders.

     Emerging Markets
     Financial markets associated with a country that is considered by the international financial community and international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, to have an "emerging" stock market. These financial markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

     Emerging Market Securities
     Emerging market securities are securities: (1) issued by companies with their principal place of business or principal office in an emerging market country; (2) issued by companies for which the principal securities trading market is an emerging market country; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in emerging market countries or that have at least 50% of their assets in emerging market countries.

     FDIC
     The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

     Institution
     Banks, pension funds, insurance companies, trusts or other similar entities. Institutions usually aggregate transactions with the Fund on behalf of groups of investors.


                  Montgomery Institutional Emerging Markets Fund Prospectus   29

Glossary
--------------------------------------------------------------------------------

     Liquidity
     The ability to readily sell a security at a fair price.

     Money Market Instruments
     High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

     Net Asset Value ("NAV")
     The value of a single fund share. It is determined by adding together all of the Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

     Options
     The right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the market price has fallen below the agreed price. Options may also be based on the movement of an index, such as the S&P 500 Index.

     Repurchase Agreement
     An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

     Statement of Additional Information
     A document that supplements the disclosure made in the Prospectus.

     Total Return
     The annual return on an investment, including any appreciation or decline in share value. Total return calculations assume reinvestment of all dividends and capital gains distributions, reflect fee waivers and exclude sales loads.

     Turnover Ratio
     The percentage of the securities held in a Fund's portfolio, other than short-term securities, that were bought or sold within a year.

     U.S. Government Obligations
     Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


30   Montgomery Institutional Emerging Markets Fund Prospectus

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS
provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:
Call: 1-800-222-8222 or visit our website at www.wellsfargo.com

Write to:
Wells Fargo Funds
P.O. Box 8266
Boston, MA 02266-8266; or

Visit the SEC's website at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:
SEC Public Reference Room
Washington, DC 20549-6009; or
by electronic request at publicinfo@sec.gov
Call: 1-800-SEC-0330 for details

ADDITIONAL SERVICES QUESTIONS CAN BE
ANSWERED BY CALLING YOUR INVESTMENT
PROFESSIONAL

P065 (2/04)
ICA Reg. No.
811-09253
#529382

              -----------------------------------------------------
              NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
              -----------------------------------------------------

                                                                          [LOGO]
                                                       Printed on Recycled Paper

                                                                          [LOGO]
                                                                           WELLS
                                                                           FARGO
                                                                           FUNDS

                          Wells Fargo Allocation Funds

                                                 Prospectus

                                                 Asset Allocation Fund

                                                 Growth Balanced Fund

                                                 Index Allocation Fund

                                                 Moderate Balanced Fund

                                                 Class A, Class B, and Class C

Please read this Prospectus and keep it for future reference.It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A.("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                                                                February 1, 2004

                                              This page intentionally left blank

Table of Contents                                               Allocation Funds
--------------------------------------------------------------------------------

Overview                        Objectives and Principal Strategies            4
Important summary information   Summary of Important Risks                     6
about the Funds.                Performance History                            8
                                Summary of Expenses                           16

--------------------------------------------------------------------------------
The Funds                       Key Information                               20
Important information about     Asset Allocation Fund                         22
the individual Funds.           Growth Balanced Fund                          28
                                Index Allocation Fund                         36
                                Moderate Balanced Fund                        42
                                Additional Strategies and General
                                   Investment Risks                           48
                                Organization and Management
                                   of the Funds                               53

--------------------------------------------------------------------------------
Your Investment                 A Choice of Share Classes                     57
How to open an account and      Reductions and Waivers of Sales Charges       62
how to buy, sell and exchange   Exchanges                                     63
Fund shares.                    Your Account
                                   How to Buy Shares                          64
                                   How to Sell Shares                         66
                                                                              69

Reference
--------------------------------------------------------------------------------
Additional information and      Additional Services and
term definitions.                  Other Information                          71
                                Description of Master Portfolios              74
                                Portfolio Managers                            78
                                Glossary                                      84
--------------------------------------------------------------------------------

Allocation Funds Overview
--------------------------------------------------------------------------------

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

--------------------------------------------------------------------------------
FUND                     OBJECTIVE
--------------------------------------------------------------------------------

Asset Allocation Fund    Seeks long-term total return, consistent with
                         reasonable risk.

Growth Balanced Fund     Seeks a combination of current income and capital
                         appreciation by diversifying investments in stocks and bonds.

Index Allocation Fund    Seeks to earn a high level of total return, consistent
                         with the assumption of reasonable risk.

Moderate Balanced Fund   Seeks a combination of current income and capital
                         appreciation by diversifying investments in stocks, bonds and other fixed income securities.

4 Allocation Funds Prospectus

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRINCIPAL STRATEGIES
--------------------------------------------------------------------------------

The Fund invests in equity and fixed income securities, with an emphasis on equity securities. The Fund does not select individual securities for investment, rather, it buys substantially all of the securities of various indexes to replicate such indexes. The Fund invests the equity portion of its assets in common stocks to replicate the S&P 500 Index, and invests the fixed income portion of its assets in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Treasury Index. We seek to maintain a 95% or better performance correlation with the respective indexes before fees and expenses, regardless of market conditions. The Fund's "neutral" target allocation is 60% equity securities and 40% fixed income securities.

The Fund is a gateway fund that invests in fixed income and equity master portfolios with an emphasis on equity portfolios. The Fund's "neutral" target allocation is 65% equity securities and 35% fixed income securities, and it uses a "multi-style" approach designed to minimize the risk of investing in a single investment style. The equity portion and the fixed income portion of the Fund's portfolio each use various investment styles.

The Fund invests in equity and fixed income securities with a strong emphasis on equity securities. The Fund does not select individual securities for investment, rather, it buys substantially all of the securities of various indexes to replicate such indexes. The Fund invests the equity portion of its assets in common stocks to replicate the S&P 500 Index, and invests the fixed income portion of its assets in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Treasury Index. We seek to maintain a 95% or better performance correlation with the respective indexes, before fees and expenses, regardless of market conditions. The Fund's "neutral" target allocation is 100% equity securities and no fixed income securities.

The Fund is a gateway fund that invests in fixed income and equity master portfolios with an emphasis on fixed income portfolios. The Fund's "neutral" target allocation is 60% fixed income securities and 40% equity securities, and it uses a "multi-style" approach designed to minimize the risk of investing in a single investment style. The equity portion and the fixed income portion of the Fund's portfolio each use various investment styles.

                                                   Allocation Funds Prospectus 5

Summary of Important Risks
--------------------------------------------------------------------------------

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

..    the individual Fund descriptions beginning on page 22;

..    the "Additional  Strategies and General Investment Risks" section beginning on page 48; and

..    the Funds' Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

--------------------------------------------------------------------------------
COMMON RISKS FOR THE FUNDS
--------------------------------------------------------------------------------
Equity Securities

Each Fund invests in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund's portfolio. Certain types of stocks and certain individual stocks selected for a Fund's portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as "undervalued" using a value style approach will perform as expected. Generally, the larger the company the less volatile and more liquid its stock.

Foreign Investments

The Growth Balanced Fund and Moderate Balanced Fund make foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts ("ADRs") and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

Debt Securities

The Funds invest in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in a Fund's portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

6 Allocation Funds Prospectus

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND                         SPECIFIC RISKS
--------------------------------------------------------------------------------
                             The Funds are  subject to the  "Equity  Securities" and "Debt
Asset Allocation and Index   Securities" risks described under "Common Risks for
Allocation Funds             the Funds" on page 6. Fund assets that track the
                             performance of an index do so whether the index
                             rises or falls.

                             The Fund is primarily subject to the risks
                             described under "Common Risks for the Funds" on
                             page 6. Stocks of small companies tend to be more
                             volatile and less liquid than larger company
Growth Balanced Fund         stocks. These companies may have no or relatively
                             short operating histories, or are newly public
                             companies. Some of these companies have aggressive
                             capital structures, including high debt levels, or
                             are involved in rapidly growing or changing
                             industries and/or new technologies.

                             The Fund is primarily subject to the risks
                             described under "Common Risks for the Funds" on
                             page 6. The Strategic Value Bond Portfolio in which
                             the Fund invests may invest in debt securities that
                             are in low or below investment-grade categories, or
                             are unrated or in default at the time of purchase
                             (sometimes referred to as "junk bonds"). Such debt
                             securities have a much greater risk of default (or
                             in the case of bonds currently in default, of not
Moderate Balanced Fund       returning principal) and are more volatile than
                             higher-rated securities of similar maturity. The
                             value of such debt securities is affected by
                             overall economic conditions, interest rates, and
                             the creditworthiness of the individual issuers.
                             Additionally, these lower-rated or unrated debt
                             securities may be less liquid and more difficult to
                             value than higher-rated securities.

                                                   Allocation Funds Prospectus 7

Performance History

     The following information shows you how each Fund has performed and illustrates the variability of a Fund's returns over time. Each Fund's average annual returns for one-, five- and ten-year periods are compared to the performance of an appropriate broad-based index.

     Please remember that past performance is no guarantee of future results.

     Asset Allocation Fund Class A Calendar Year Returns*

     [GRAPHIC]

     '94  (2.82)%
     '95  29.18%
     '96  11.65%
     '97  22.01%
     '98  25.58%
     '99   9.49%
     '00   0.99%
     '01  (7.19)%
     '02 (12.92)%
     '03  22.15%

     Best Qtr.: Q4 '98 . 16.09% Worst Qtr.: Q3 '02 . (12.39)%

     * Returns do not reflect sales charges. If they did, returns would be lower.

--------------------------------------------------------------------------------

     The table below provides average annual total return information for the Fund's Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

     Average annual total returns/1/
     for the period ended 12/31/03          1 year   5 years   10 years
     ------------------------------------   ------   -------   --------
     Class A Returns Before
        Taxes (Incept. 11/13/86)             15.13%   0.57%      8.25%
     Class A Returns After Taxes
        on Distributions                     13.83%  (1.39)%     5.72%
     Class A Returns After Taxes
        on Distributions and
        Sale of Fund Shares                   9.78%  (0.32)%     5.87%
     Class B Returns Before
        Taxes (Incept. 1/1/95)/2/              16.19%   0.61%      8.16%
     Class C Returns Before
        Taxes (Incept. 4/1/98)/3/              18.98%   0.79%      8.05%
     S&P 500 Index (reflects no deduction
        for fees, expenses or taxes)/4/        28.67%  (0.57)%    11.06%
     LB 20+ Treasury Index
        (reflects no deduction for fees,
        expenses or taxes)/5/                   1.80%   6.17%      7.94%

     /1/  Returns reflect applicable sales charges.
     /2/ Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class's fees and expenses.
     /3/ Performance shown for periods prior to the inception of this Class reflects the performance of the Class B shares, adjusted to reflect this Class's fees and expenses.
     /4/  S&P 500 is a registered trademark of Standard & Poor's.
     /5/  Lehman Brothers 20+ Treasury Index.

                                                   Allocation Funds Prospectus 9

Performance History

     Growth Balanced Fund Class A Shares Calendar Year Returns*/2/

     [GRAPHIC]

     '94        0.16%
     '95       23.29%
     '96       14.21%
     '97       20.78%
     '98       22.37%
     '99       12.12%
     '00        7.59%
     '01       (3.15)%
     '02      (15.92)%
     '03       23.23%

     Best Qtr.: Q4 '98 . 16.79%              Worst Qtr.: Q3 '02 . (15.64)%

     * Returns do not reflect sales charges. If they did, returns would be lower.

     10     Allocation Funds Prospectus

--------------------------------------------------------------------------------

     The table below provides average annual total return information for the Fund's Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

     Average annual total returns/1/

     for the period ended 12/31/03                   1 year   5 years   10 years
                                                     ------   -------   --------
     Class A Returns Before
        Taxes (Incept. 10/14/98)/2/                  16.15%    2.67%      9.02%
     Class A Returns After Taxes
        on Distributions                             15.37%    1.33%      7.56%
     Class A Returns After Taxes
        on Distributions and
        Sale of Fund Shares                          10.49%    1.61%      7.13%
     Class B Returns Before
        Taxes (Incept. 10/1/98)/2/                   17.32%    2.78%      8.86%
     Class C Returns Before
        Taxes (Incept. 10/1/98)/2/                   20.17%    2.96%      8.77%
     S&P 500 Index (reflects no deductions
        for fees, expenses or taxes)/3/, /5/         28.67%   (0.57)%    11.06%
     LB Aggregate Bond Index (reflects no
        deductions for fees, expenses or taxes)/4/    4.10%    6.62%      6.95%

     /1/  Returns reflect applicable sales charges.
     /2/ Performance shown for periods prior to inception reflects performance of the Institutional Class shares, adjusted to reflect the fees and expenses of this Class. For periods prior to November 11, 1994, performance shown reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of this Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
     /3/  S&P 500 is a registered trademark of Standard & Poor's.
     /4/  Lehman Brothers Aggregate Bond Index.
     /5/ Standard & Poor's, S&P, S&P 500 Index, Standard & Poor's 500, and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.

                                                  Allocation Funds Prospectus 11

Performance History

    Index Allocation Fund Class A Shares Calendar Year Returns*/2/

    [GRAPH]

    '94          (0.68)%
    '95          34.71%
    '96          17.04%
    '97          25.18%
    '98          26.56%
    '99          19.56%
    '00          (9.45)%
    '01         (13.00)%
    '02         (23.46)%
    '03          27.51%

    Best Qtr.: Q4 '98 o 20.85%                 Worst Qtr.: Q3 '02 o (17.56)%

    * Returns do not reflect sales charges. If they did, returns would be lower.

12  Allocation Funds Prospectus

--------------------------------------------------------------------------------

     The table below provides average annual total return information for the Fund's Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

     Average annual total returns/1/

     for the period ended 12/31/03          1 year   5 years   10 years
                                            ------   -------   --------
     Class A Returns Before
        Taxes (Incept. 4/7/88)/2/           20.21%   (2.82)%     7.95%
     Class A Returns After Taxes
        on Distributions                    20.11%   (3.53)%     6.11%
     Class A Returns After Taxes
        on Distributions and
        Sale of Fund Shares                 13.12%   (2.49)%     6.03%
     Class B Returns Before
        Taxes (Incept. 12/15/97)/3/         21.03%   (2.87)%     7.78%
     Class C Returns Before
        Taxes (Incept. 7/1/93)/3/           23.83%   (2.62)%     7.68%
     S&P 500 Index (reflects no deduction
        for fees, expenses or taxes)/4/     28.67%   (0.57)%    11.06%
     LB 20+ Treasury Index (reflects no
        deduction for fees, expenses
        or taxes)/5/                         1.80%    6.17%      7.94%

     /1/  Returns reflect applicable sales charges.
     /2/ Performance shown for the Class A shares for the periods prior to December 15, 1997 reflects performance of the Class A shares of the Overland Express Index Allocation Fund (the "Overland Fund").
     /3/ Performance shown for the Class B and Class C shares prior to December 15, 1997 reflects the performance of the Class D shares of the Overland Fund adjusted to reflect the Class B and Class C fees and expenses, respectively. For the periods prior to July 1, 1993, the Class B and Class C share performance reflects the performance of the Class A shares of the Overland Fund adjusted to reflect the Class B and Class C fees and expenses, respectively.
     /4/  S&P 500 is a registered trademark of Standard & Poor's.
     /5/  Lehman Brothers 20+ Treasury Index.

                                                  Allocation Funds Prospectus 13

    Moderate Balanced Fund Class A Calendar Year Returns*/1/

    [GRAPHIC]

    '94       0.42%
    '95      18.36%
    '96      10.11%
    '97      16.00%
    '98      16.78%
    '99       8.03%
    '00       9.52%
    '01       0.71%
    '02      (7.97)%
    '03      15.66%

Best Qtr.: Q4 '98 o 10.19% Worst Qtr.: Q3 '02 o (9.06)%

* Performance shown reflects the performance of the Institutional Class shares. The Institutional Class shares do not have sales charges.


14  Allocation Funds Prospectus

--------------------------------------------------------------------------------

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     Average annual total returns

     for the period ended 12/31/03                 1 year   5 years   10 years
                                                   ------   -------   --------
     Class A Returns Before
        Taxes (Incept. 01/30/04)/1/                15.66%     4.87%     8.44%
     Class A Returns After
        Taxes on Distributions                     14.11%     2.77%     6.43%
     Class A Returns After
        Taxes on Distributions and
        Sale of Fund Shares                        10.17%     3.02%     6.22%
     Class B Returns Before
        Taxes (Incept. 01/30/04)/1/                15.66%     4.87%     8.44%
     Class C Returns Before
        Taxes (Incept. 01/30/04)/1/                15.66%     4.87%     8.44%
     S&P 500 Index (reflects no
        deduction for expenses or taxes)/2/, /4/   28.67%    (0.57)%   11.06%
     LB Aggregate Bond Index
        (reflects no deduction for
        expenses or taxes)/3/                       4.10%     6.62%     6.95%

     /1/ Performance shown for this Class reflects the performance of the Fund's Institutional Class shares, and includes fees and expenses that are not applicable and are lower than those of this Class. The Institutional Class shares annual returns are substantially similar to what this Class's returns would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the Classes do not have the same fees and expenses. The Fund's Institutional Class shares incepted on November 11, 1994.
     /2/  S&P 500 is a registered trademark of Standard & Poor's.
     /3/  Lehman Brothers Aggregate Bond Index.
     /4/ Standard & Poor's, S&P, S&P 500 Index, Standard & Poor's 500, and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.

                                                  Allocation Funds Prospectus 15

Allocation Funds
--------------------------------------------------------------------------------

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service, or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                                                        All Funds
                                                                               ---------------------------
                                                                               CLASS A   CLASS B   CLASS C
                                                                               -------   -------   -------
Maximum sales charge (load) imposed on purchases
   (as a percentage of offering price)                                         5.75%      None      None

Maximum deferred sales charge (load) (as a percentage of the Net Asset Value
   ("NAV") at purchase)                                                        None/1/    5.00%     1.00%

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                          Asset Allocation Fund
                                       ---------------------------
                                       CLASS A   CLASS B   CLASS C
                                       -------   -------   -------
Management Fees                         0.75%     0.75%     0.75%
Distribution (12b-1) Fees               0.00%     0.75%     0.75%
Other Expenses/2/                       0.70%     0.77%     0.73%
------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES    1.45%     2.27%     2.23%
------------------------------------------------------------------
Fee Waivers                             0.30%     0.37%     0.33%
------------------------------------------------------------------
NET EXPENSES/3/                         1.15%     1.90%     1.90%
------------------------------------------------------------------

/1/ Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See "A Choice of Share Classes" for further information. All other Class A shares will not have a CDSC.
/2/ Other expenses may include expenses payable to affiliates of Wells Fargo & Company. Other expenses for the Index Allocation Fund have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses. Other expenses for the Moderate Balanced Fund are based on estimated amounts for the current year.
/3/ The adviser has committed through January 31, 2005 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.
/4/ Expenses for the Growth Balanced Fund and Moderate Balanced Fund include expenses allocated from the master portfolios in which each such Fund invests.

16   Allocation Funds Prospectus

                                                             Summary of Expenses
--------------------------------------------------------------------------------

      Growth Balanced              Index Allocation              Moderate Balanced
          Fund/4/                         Fund                        Fund/4/
---------------------------   ---------------------------   ---------------------------
CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
-------   -------   -------   -------   -------   -------   -------   -------   -------
 0.83%     0.83%     0.83%     0.75%     0.75%     0.75%     0.80%     0.80%     0.80%
 0.00%     0.75%     0.75%     0.00%     0.75%     0.75%     0.00%     0.75%     0.75%
 0.65%     0.99%     0.99%     0.77%     0.97%     0.86%     0.77%     0.77%     0.77%
---------------------------------------------------------------------------------------
 1.48%     2.57%     2.57%     1.52%     2.47%     2.36%     1.57%     2.32%     2.32%
---------------------------------------------------------------------------------------
 0.28%     0.62%     0.62%     0.37%     0.57%     0.46%     0.42%     0.42%     0.42%
---------------------------------------------------------------------------------------
 1.20%     1.95%     1.95%     1.15%     1.90%     1.90%     1.15%     1.90%     1.90%
---------------------------------------------------------------------------------------

                                                  Allocation Funds Prospectus 17

Allocation Funds
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXAMPLE OF EXPENSES
--------------------------------------------------------------------------------

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:
--------------------------------------------------------------------------------
              Asset Allocation Fund
           ---------------------------
           CLASS A   CLASS B   CLASS C
           -------   -------   -------
1 YEAR      $  685    $  693    $  293
3 YEARS     $  979    $  974    $  666
5 YEARS     $1,295    $1,381    $1,165
10 YEARS    $2,186    $2,273    $2,539

--------------------------------------------------------------------------------
You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you do NOT redeem your shares at the end of each period:
--------------------------------------------------------------------------------

              Asset Allocation Fund
           ---------------------------
           CLASS A   CLASS B   CLASS C
           -------   -------   -------
1 YEAR      $  685    $  193    $  193
3 YEARS     $  979    $  674    $  666
5 YEARS     $1,295    $1,181    $1,165
10 YEARS    $2,186    $2,273    $2,539

18   Allocation Funds Prospectus

                                                             Summary of Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Growth Balanced Fund         Index Allocation Fund         Moderate Balanced Fund
---------------------------   ---------------------------   ---------------------------
CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
-------   -------   -------   -------   -------   -------   -------   -------   -------
 $  690    $  698    $  298    $  685    $  693    $  293    $  685    $  693    $  293
 $  990    $1,041    $  741    $  993    $1,015    $  693    $1,003    $  984    $  684
 $1,311    $1,510    $1,310    $1,323    $1,464    $1,219    $1,344    $1,402    $1,202
 $2,219    $2,464    $2,859    $2,254    $2,417    $2,661    $2,301    $2,347    $2,624

    Growth Balanced Fund         Index Allocation Fund         Moderate Balanced Fund
---------------------------   ---------------------------   ---------------------------
CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
-------   -------   -------   -------   -------   -------   -------   -------   -------
 $  690    $  198    $  198    $  685    $  193    $  193    $  685    $  193    $  193
 $  990    $  741    $  741    $  993    $  715    $  693    $1,003    $  684    $  684
 $1,311    $1,310    $1,310    $1,323    $1,264    $1,219    $1,344    $1,202    $1,202
 $2,219    $2,464    $2,859    $2,254    $2,417    $2,661    $2,301    $2,347    $2,624

                                                  Allocation Funds Prospectus 19

Key Information
--------------------------------------------------------------------------------

     In this Prospectus,"we" generally refers to Wells Fargo Funds Trust (the "Trust"), or Wells Fargo Funds Management, LLC ("Funds Management"), the Funds' investment adviser. "We" may also refer to the Funds' other service providers."You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------

     Master/Gateway(SM) Structure

     The Growth Balanced Fund and the Moderate Balanced Fund are gateway funds in a Master/Gateway(SM) structure. In this structure, a gateway fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of Wells Fargo Funds whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolio(s). Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined terms. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

--------------------------------------------------------------------------------

     Important information you should look for as you decide to invest in a
     Fund:

     The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

--------------------------------------------------------------------------------

     Investment Objective and Investment Strategies

     The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

     .    what the Fund is trying to achieve;

     .    how we intend to invest your money; and

     . what makes the Fund different from the other Funds offered in this Prospectus.

--------------------------------------------------------------------------------

     Permitted Investments

     A summary of each Fund's key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning "80% of the Fund's assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

--------------------------------------------------------------------------------

     Important Risk Factors

     Describes the key risk factors for each Fund, and includes risks described in the "Summary of Important Risks" and "Additional Strategies and General Investment Risks" sections.

     Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

20 Allocation Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Asset Allocation Fund
--------------------------------------------------------------------------------

     Portfolio Managers: Galen G. Blomster, CFA; Jeffrey P. Mellas

--------------------------------------------------------------------------------

     Investment Objective

     The Asset Allocation Fund seeks long-term total return, consistent with reasonable risk.

--------------------------------------------------------------------------------

     Investment Strategies

     The Fund invests in equity and fixed income securities with an emphasis on equity securities. The Fund does not select individual securities for investment, rather, it buys substantially all of the securities of various indexes to replicate such indexes. The Fund invests the equity portion of its assets in common stocks to replicate the S&P 500 Index, and invests the fixed income portion of its assets in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Treasury Index. The Fund's "neutral" target allocation is 60% equity securities and 40% fixed income securities.

     We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund's target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.

--------------------------------------------------------------------------------

     Permitted Investments
     The asset classes we invest in are:

     . Stock Investments--We invest this portion of the Fund in common stocks to replicate the S&P 500 Index. We do not individually select common stocks on the basis of traditional investment analysis. Instead, we invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index; and
     . Bond Investments--We invest this portion of the Fund in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Treasury Index. Bonds in this index have remaining maturities of twenty years or more.

     We seek to maintain a 95% or better performance correlation with the respective indexes, before fees and expenses, regardless of market conditions. The Fund uses futures contracts to implement target allocation changes recommended by the asset allocation model.

     The percentage of Fund assets that we invest in different asset classes may temporarily deviate from the Fund's target allocations due to changes in market values. The adviser rebalances the Fund when the Fund's actual allocations deviate by a specified percentage from the target allocations.

     Important Risk Factors
     The Fund is subject to the "Equity Securities" and "Debt Securities" risks described under "Common Risks for the Funds" on page 6. Fund assets that track the performance of an index do so whether the index rises or falls.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 48.These considerations are all important to your investment choice.

22 Allocation Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Asset Allocation Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund`s financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING

                                                   CLASS A SHARES--COMMENCED
                                                   ON NOVEMBER 13, 1986
                                                   ----------------------------------------------
                                                   Sept. 30,   Sept. 30,   Sept. 30,   Sept. 30,
For the period ended:                                 2003        2002        2001        2000
------------------------------------------------   ---------   ---------   ---------   ----------
Net asset value, beginning of period               $  14.97    $  18.72    $  24.36    $    25.84
Income from investment operations:
   Net investment income (loss)                        0.30        0.32        0.36          0.55
   Net realized and unrealized gain (loss)
      on investments                                   2.53       (2.52)      (3.87)         2.21
Total from investment operations                       2.83       (2.20)      (3.51)         2.76
Less distributions:
   Dividends from net investment income               (0.30)      (0.32)      (0.36)        (0.55)
   Distributions from net realized gain                0.00       (1.23)      (1.77)        (3.69)
Total distributions                                   (0.30)      (1.55)      (2.13)        (4.24)
Net asset value, end of period                     $  17.50    $  14.97    $  18.72    $    24.36
Total return/3/                                       19.04%     (13.20)%    (15.52)%       11.96%
Ratios/supplemental data:
   Net assets, end of period (000s)                $838,683    $763,925    $989,513    $1,266,358
Ratios to average net assets/5/:
   Ratio of expenses to average net assets             1.15%       1.09%       0.99%         0.99%
   Ratio of net investment income (loss) to
      average net assets                               1.80%       1.76%       1.71%         2.20%
Portfolio turnover                                       15%         23%         54%           37%
Ratio of expenses to average net assets prior to
   waived fees and reimbursed expenses/4/,/5/          1.45%       1.34%       1.20%         1.18%

/1/  The Fund changed its fiscal year-end from February 28 to September 30.
/2/  The Fund changed its fiscal year-end from March 31 to February 28.
/3/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/4/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/5/  Ratios shown for periods of less than one year are annualized.

24 Allocation Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          CLASS B SHARES--COMMENCED
                          ON JANUARY 1, 1995
-----------------------   --------------------------------------------------------------------
Sept. 30,     Feb. 28,    Sept. 30,   Sept. 30,   Sept. 30,   Sept. 30,   Sept. 30,   Feb. 28,
 1999/1/       1999/2/       2003        2002       2001        2000      1999/1/     1999/2/
----------   ----------   ---------   ---------   ---------   ---------   ---------   --------
$    25.65   $    24.99    $   9.09   $  11.36    $  14.78    $  15.63    $  15.55    $  15.16
      0.36         0.38        0.10       0.11        0.13        0.22        0.18        0.13
      0.19         2.92        1.54      (1.53)      (2.35)       1.35        0.08        1.77
      0.55         3.30        1.64      (1.42)      (2.22)       1.57        0.26        1.90
     (0.36)       (0.33)      (0.10)     (0.11)      (0.13)      (0.19)      (0.18)      (0.11)
      0.00        (2.31)       0.00      (0.74)      (1.07)      (2.23)       0.00       (1.40)
     (0.36)       (2.64)      (0.10)     (0.85)      (1.20)      (2.42)      (0.18)      (1.51)
$    25.84   $    25.65    $  10.63   $   9.09    $  11.36    $  14.78    $  15.63    $  15.55
      2.10%       13.69%      18.10%    (13.83)%    (16.18)%     11.21%       1.68%      12.98%
$1,310,935   $1,362,966    $280,220   $325,790    $479,035    $577,526    $491,284    $402,991
      0.95%        0.92%       1.90%      1.84%       1.74%       1.74%       1.63%       1.62%
      2.08%        1.65%       1.05%      1.00%       0.96%       1.45%       1.42%       0.91%
        29%          31%         15%        23%         54%         37%         29%         31%
      0.96%         N/A        2.27%      2.15%       1.93%       1.97%       1.68%       1.63%

                                                  Allocation Funds Prospectus 25

Asset Allocation Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund`s financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                   CLASS C SHARES--COMMENCED
                                                   ON APRIL 1, 1998
                                                   -------------------------
                                                     Sept. 30,   Sept. 30,
For the period ended:                                   2003       2002
------------------------------------------------     ---------   ---------
Net asset value, beginning of period                  $  9.11     $ 11.39
Income from investment operations:
   Net investment income (loss)                          0.11        0.11
   Net realized and unrealized gain (loss)
      on investments                                     1.54       (1.53)
Total from investment operations                         1.65       (1.42)
Less distributions:
   Dividends from net investment income                 (0.11)      (0.11)
   Distributions from net realized gain                  0.00       (0.75)
Total distributions                                     (0.11)      (0.86)
Net asset value, end of period                        $ 10.65     $  9.11
Total return/2/                                         18.14%     (13.86)%
Ratios/supplemental data:
   Net assets, end of period (000s)                   $27,345     $23,466
Ratios to average net assets/4/:
   Ratio of expenses to average net assets               1.90%       1.84%
   Ratio of net investment income (loss) to
      average net assets                                 1.05%       1.01%
Portfolio turnover                                         15%         23%
Ratio of expenses to average net assets prior to
   waived fees and reimbursed expenses/3/,/4/            2.23%       2.11%

/1/  The Fund changed its fiscal year-end from February 28 to September 30.
/2/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/3/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/4/  Ratios shown for periods of less than one year are annualized.

26 Allocation Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Sept. 30,   Sept. 30,   Sept. 30,   Feb. 28,
  2001        2000       1999/1/     1999
---------   ---------   ---------   --------
$ 14.82      $ 15.68     $ 15.59    $ 15.16

   0.13         0.21        0.18       0.08

  (2.35)        1.36        0.09       1.82
  (2.22)        1.57        0.27       1.90

  (0.13)       (0.19)      (0.18)     (0.07)
  (1.08)       (2.24)       0.00      (1.40)
  (1.21)       (2.43)      (0.18)     (1.47)
$ 11.39      $ 14.82     $ 15.68    $ 15.59
 (16.16)%      11.17%       1.69%     12.97%

$31,536      $32,911     $20,218    $10,076

   1.74%        1.74%       1.64%      1.64%

   0.96%        1.42%       1.46%      0.69%
     54%          37%         29%        31%

   1.89%        1.91%       1.70%      1.85%

                                                  Allocation Funds Prospectus 27

Growth Balanced Fund
--------------------------------------------------------------------------------

     Investment Objective

     The Growth Balanced Fund seeks to provide a combination of current income and capital appreciation by diversifying investments in stocks and bonds.

     ---------------------------------------------------------------------------

     Investment Strategies

     The Fund is a gateway fund that invests in fixed income and equity master portfolios with an emphasis on equity portfolios. The Fund's "neutral" target allocation is 65% equity securities and 35% fixed income securities, and it uses a "multi-style" approach designed to minimize the risk of investing in a single investment style."Style" means either an approach to selecting investments, or a type of investment. We currently invest in 14 master portfolios.

     We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund's target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.

     ---------------------------------------------------------------------------

     Permitted Investments

     We invest the equity portion of the portfolio in different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. We invest the fixed income portion of the portfolio in different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund's investments.

     The percentage of Fund assets that we invest in different master portfolios may temporarily deviate from the Fund's target allocations due to changes in market values. The adviser rebalances the Fund when the Fund's actual allocations deviate by a specified percentage from the target allocations. Under normal circumstances, we invest at least 25% of the Fund's total assets in fixed income securities. When market conditions are not "normal," as determined by the model, the Fund's target allocation may be as low as 20% in fixed income securities, and these conditions may last for extended periods of time. The Fund uses futures contracts to implement target allocation changes recommended by the asset allocation model.

     We may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

     ---------------------------------------------------------------------------

     Target Allocations

                           Neutral Target Allocations   Target Allocation Ranges
                           --------------------------   ------------------------
     Equity Styles                   65%                         50-80%
     Fixed Income Styles             35%                         20-50%

28 Allocation Funds Prospectus

--------------------------------------------------------------------------------

     Portfolio Allocation

     The Fund's "neutral"portfolio allocations are currently as follows:

     Investment Style/Portfolios              Allocation
     --------------------------------------   -----------------------
     Diversified Equity Style                 65%
        Large Cap Blend Style                        16.25%
           Index Portfolio                                    16.25%
        Large Cap Value Style                        16.25%
           Equity Income Portfolio                            13.0%
           Large Cap Value Portfolio                          3.25%
        Large Cap Growth Style                       16.25%
           Disciplined Growth Portfolio                       3.25%
           Large Cap Appreciation Portfolio                   1.625%
           Large Company Growth Portfolio                     11.375%
        Small Cap Style                              6.5%
           Small Cap Index Portfolio                          2.17%
           Small Company Growth Portfolio                     2.165%
           Small Company Value Portfolio                      2.165%
        International Style                          9.75%
           International Equity Portfolio                     7.31%
           Overseas Portfolio                                 2.44%
     Diversified Bond Style                   35%
           Managed Fixed Income Portfolio                     17.5%
           Strategic Value Bond Portfolio                     5.85%
           Tactical Maturity Bond Portfolio                   11.65%
     TOTAL FUND ASSETS                        100%

                                                  Allocation Funds Prospectus 29

Growth Balanced Fund
--------------------------------------------------------------------------------

Portfolio Management

Please see the "Description of Master Portfolios" section on page 74 for the objective and principal strategies of each portfolio,and the "Portfolio Managers" section on page 78 for the professional summaries for these managers.

Master Portfolio         Sub-Adviser     Portfolio Manager(s)
----------------------   -------------   -----------------------------
Disciplined Growth       Smith           Stephen S. Smith, CFA
Equity Income            Wells Capital   David L. Roberts, CFA and
                         Management      Gary J. Dunn, CFA
Index                    Wells Capital   Laurie R. White and
                         Management      Gregory T. Genung, CFA
International Equity     Wells Capital   Josephine Jimenez, CFA
                         Management      and Sabrina Yih, CFA
Large Cap Appreciation   Cadence         William B. Bannick, CFA
                                         and Robert L. Fitzpatrick, CFA
Large Cap Value          Systematic      D. Kevin McCreesh, CFA and
                                         Ronald M. Mushock, CFA
Large Company Growth     Peregrine       John S. Dale, CFA and
                                         Gary E. Nussbaum, CFA
Managed Fixed Income     Galliard        Richard Merriam, CFA,
                                         and Ajay Mirza, CFA
Overseas                 LSV Asset       Josef Lakonishok
                         Management      Robert W. Vishny and
                                         Menno Vermeulen
Small Cap Index          Wells Capital   Laurie R. White and
                         Management      Gregory T. Genung, CFA
Small Company Growth     Peregrine       Robert B. Mersky, CFA;
                                         Paul E. von Kuster, CFA
                                         and Daniel J. Hagen, CFA
Small Company Value      Peregrine       Tasso H. Coin, Jr., CFA and
                                         Douglas G. Pugh, CFA
Strategic Value Bond     Galliard        Richard Merriam, CFA
                                         and John Huber, CFA
Tactical Maturity Bond   Peregrine       William D. Giese, CFA and
                                         Jay H. Strohmaier

Important Risk Factors

The Fund is primarily subject to the risks described under "Common Risks for the Funds" on page 6. Stocks of small companies tend to be more volatile and less liquid than larger company stocks. These companies may have no or relatively short operating histories,or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 48. These considerations are all important to your investment choice.

30 Allocation Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Growth Balanced Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund`s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                   CLASS A SHARES-- COMMENCED
                                                   ON OCTOBER 14, 1998
                                                   ---------------------------------------------
                                                   Sept. 30,   Sept. 30,   Sept. 30,   Sept. 30,
   For the period ended:                             2003        2002        2001        2000
   ---------------------------------------------   ---------   ---------   ---------   ---------
   Net asset value, beginning of period             $ 24.27     $ 29.18     $ 34.96     $ 32.69
   Income from investment operations:
      Net investment income (loss)                     0.34        0.38        0.59        0.62
      Net realized and unrealized gain (loss)
         on investments                                4.05       (3.88)      (3.72)       4.05
   Total from investment operations                    4.39       (3.50)      (3.13)       4.67
   Less distributions:
      Dividends from net investment income            (0.39)      (0.23)      (0.62)      (0.59)
      Distributions from net realized gain             0.00       (1.18)      (2.03)      (1.81)
   Total distributions                                (0.39)      (1.41)      (2.65)      (2.40)
   Net asset value, end of period                   $ 28.27     $ 24.27     $ 29.18     $ 34.96
   Total return/4/                                    18.25%     (12.99)%     (9.78)%     14.86%
   Ratios/supplemental data:
      Net assets, end of period (000s)              $43,509     $32,370     $25,049     $17,976
   Ratios to average net assets/6/:
      Ratio of expenses to average net assets/2/       1.20%       1.15%       1.15%       1.15%
      Ratio of net investment income (loss) to
         average net assets                            1.43%       1.60%       1.93%       2.05%
   Portfolio turnover/3/                                 53%         48%         60%         56%
   Ratio of expenses to average net assets
      prior to waived fees and reimbursed
      expenses/2/,/5/,/6/                              1.48%       1.18%       1.30%       1.37%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
/4/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/6/  Ratios shown for periods of less than one year are annualized.

32 Allocation Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     CLASS B SHARES--COMMENCED ON
                     OCTOBER 1, 1998
--------------------------------------------------------------------------------
Sept 30,   May 31,   Sept. 30,   Sept. 30,   Sept. 30,   Sept. 30,   Sept. 30,   May 31,
1999/1/     1999       2003         2002       2001        2000       1999/1/     1999
--------   -------   ---------   ---------   ---------   ---------   ---------   -------
$32.78     $28.09     $ 22.22    $ 26.92     $ 32.50     $ 30.59      $ 30.76    $26.96
  0.16       0.63        0.16       0.19        0.39        0.42         0.10      0.56
 (0.25)      5.67        3.68      (3.59)      (3.50)       3.71        (0.27)     4.82
 (0.09)      6.30        3.84      (3.40)      (3.11)       4.13        (0.17)     5.38
  0.00      (0.58)      (0.17)     (0.12)      (0.44)      (0.41)        0.00     (0.55)
  0.00      (1.03)       0.00      (1.18)      (2.03)      (1.81)        0.00     (1.03)
  0.00      (1.61)      (0.17)     (1.30)      (2.47)      (2.22)        0.00     (1.58)
$32.69     $32.78     $ 25.89    $ 22.22     $ 26.92     $ 32.50      $ 30.59    $30.76
 (0.27)%    22.83%      17.40%    (13.68)%    (10.45)%     14.04%       (0.55)%   20.36%
$6,552     $3,667     $81,511    $66,337     $48,487     $20,198      $11,967    $8,978
  1.15%      1.15%       1.95%      1.90%       1.90%       1.90%        1.90%     1.75%
  1.83%      1.92%       0.69%      0.85%       1.16%       1.28%        1.08%     1.34%
    11%        49%         53%        48%         60%         56%          11%       49%
  1.67%      1.88%       2.57%      2.13%       2.16%       2.15%        2.31%     2.43%

                                                  Allocation Funds Prospectus 33

Growth Balanced Fund                                        Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund`s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                              CLASS C SHARES--COMMENCED ON
                                              OCTOBER 1, 1998
                                              -----------------------------------------------------------------

For the period ended:                         Sept.30,   Sept.30,    Sept.30,    Sept.30,   Sept.30,    May 31,
                                                2003       2002        2001        2000       1999/1/    1999
                                              --------   --------    --------    --------   --------    -------

Net asset value, beginning of period           $ 22.22    $ 26.91     $ 32.50      $30.65     $30.79     $26.96
Income from investment operations:
   Net investment income (loss)                   0.15       0.17        0.39        0.48       0.07       0.65
   Net realized and unrealized gain (loss)
      on investments                              3.69      (3.57)      (3.50)       3.66      (0.21)      4.79
Total from investment operations                  3.84      (3.40)      (3.11)       4.14      (0.14)      5.44
Less distributions:
   Dividends from net investment income          (0.18)     (0.11)      (0.45)      (0.48)      0.00      (0.58)
   Distributions from net realized gain           0.00      (1.18)      (2.03)      (1.81)      0.00      (1.03)
Total distributions                              (0.18)     (1.29)      (2.48)      (2.29)      0.00      (1.61)
Net asset value, end of period                 $ 25.88    $ 22.22     $ 26.91      $32.50     $30.65     $30.79
Total return4                                    17.35%    (13.67)%    (10.46)%     14.06%     (0.45)%    20.59%
Ratios/supplemental data:
   Net assets, end of period (000s)            $24,958    $18,484     $11,265      $6,564     $2,153     $1,236
Ratios to average net assets6:
   Ratio of expenses to average net assets2       1.95%      1.90%      1.90%        1.90%      1.68%      1.68%
   Ratio of net investment income (loss) to
      average net assets                          0.69%      0.85%      1.18%        1.31%      1.30%      1.45%
Portfolio turnover3                                 53%        48%        60%          56%        11%        49%
Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses2, 5, 6                                2.57%      2.17%      2.06%        2.12%      2.46%      4.43%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
/4/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/6/  Ratios shown for periods of less than one year are annualized.

34 Allocation Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Index Allocation Fund
--------------------------------------------------------------------------------

     Portfolio Managers: Galen G. Blomster, CFA; Jeffrey P. Mellas
     ---------------------------------------------------------------------------

     Investment Objective

     The Index Allocation Fund seeks to earn a high level of total return, consistent with the assumption of reasonable risk.

     Investment Strategies

     The Fund invests in equity and fixed income securities with a strong emphasis on equity securities. The Fund does not select individual securities for investment, rather, it buys substantially all of the securities of various indexes to replicate such indexes. The Fund invests the equity portion of its assets in common stocks to replicate the S&P 500 Index, and invests the fixed income portion of its assets in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Treasury Index. The Fund's "neutral" target allocation is 100% equity securities and no fixed income securities.

     We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund's target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.

     ---------------------------------------------------------------------------

     Permitted Investments

     The asset classes we invest in are:

     . Stock Investments--We invest this portion of the Fund in common stocks to replicate the S&P 500 Index. We do not individually select common stocks on the basis of traditional investment analysis. Instead, we invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index; and

     . Bond Investments--We invest this portion of the Fund in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Treasury Index. Bonds in this index have remaining maturities of twenty years or more.

     We seek to maintain a 95% or better performance correlation with the respective indexes, before fees and expenses, regardless of market conditions. The Fund uses futures contracts to implement target allocation changes recommended by the asset allocation model. Under normal market circumstances, we invest at least 80% of the Fund's assets in securities representative of the
     S&P 500 Index.

     The percentage of Fund assets that we invest in different asset classes may temporarily deviate from the Fund's target allocations due to changes in market values. The adviser rebalances the Fund when the Fund's actual allocations deviate by a specified percentage from the target allocations.

36 Allocation Funds Prospectus

--------------------------------------------------------------------------------

     Important Risk Factors

     The Fund is subject to the "Equity Securities" and "Debt Securities" risks described under "Common Risks for the Funds" on page 6. Fund assets that track the performance of an index do so whether the index rises or falls.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 48. These considerations are all important to your investment choice.

                                                  Allocation Funds Prospectus 37

Index Allocation Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------
                                              CLASS A SHARES--
                                              COMMENCED
                                              ON APRIL 7, 1988
                                              -----------------------------------------

 For the period ended:                        Sept.30,   Sept.30,   Sept.30,   Sept.30,
                                                2003       2002       2001       2000
                                              --------   --------   --------   --------
Net asset value, beginning of period           $ 10.56    $ 14.03    $ 21.50    $ 19.72
Income from investment operations:
   Net investment income (loss)                  0.06/6/     0.03       0.01       0.01
   Net realized and unrealized gain (loss)
      on investments                              2.34      (2.87)     (5.41)       2.48
Total from investment operations                  2.40      (2.84)     (5.40)       2.49
Less distributions:
   Dividends from net investment income          (0.02)      0.00       0.00       0.00
   Distributions from net realized gain          (0.02)     (0.63)     (2.07)     (0.71)
Total distributions                              (0.04)     (0.63)     (2.07)     (0.71)
Net asset value, end of period                 $ 12.92    $ 10.56    $ 14.03    $ 21.50
Total return3                                    22.79%    (21.55)%   (27.42)%    12.63%
Ratios/supplemental data:
   Net assets, end of period (000s)            $40,762    $36,770    $57,833    $89,608
Ratios to average net assets5:
   Ratio of expenses to average net assets        1.30%      1.30%      1.30%      1.30%
   Ratio of net investment income (loss) to
      average net assets                          0.48%      0.20%      0.01%     (0.01)%
Portfolio turnover                                   2%         4%         4%         7%
Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses4, 5                                   1.52%      1.43%      1.30%      1.32%

/1/  The Fund changed its fiscal year-end from February 28 to September 30.
/2/  The Fund changed its fiscal year-end from March 31 to February 28.
/3/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/4/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

38 Allocation Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

                      CLASS B SHARES--
                      COMMENCED
                      ON DECEMBER 15, 1997
Sept.30,   Feb.28,    Sept.30,   Sept.30,   Sept.30,   Sept.30,   Sept.30,   Feb.28,
1999/1/    1999/2/      2003       2002       2001       2000      1999/1/   1999/2/
--------   -------   ---------   --------   --------   --------   --------   -------

 $ 19.04   $ 17.55   $ 12.72     $ 17.03    $ 26.30    $ 24.30    $ 23.55    $ 21.81
    0.02      0.03     (0.04)/6/   (0.11)     (0.16)     (0.15)     (0.05)     (0.07)
    0.68      2.14      2.81       (3.43)     (6.58)      3.02       0.80       2.61
    0.70      2.17      2.77       (3.54)     (6.74)      2.87       0.75       2.54
   (0.02)    (0.03)     0.00        0.00       0.00       0.00       0.00       0.00
    0.00     (0.65)    (0.02)      (0.77)     (2.53)     (0.87)      0.00      (0.80)
   (0.02)    (0.68)    (0.02)      (0.77)     (2.53)     (0.87)      0.00      (0.80)
 $ 19.72   $ 19.04   $ 15.47     $ 12.72    $ 17.03    $ 26.30    $ 24.30    $ 23.55
    3.68%    12.60%    21.84%     (22.15)%   (27.98)%    11.81%      3.18%     11.88%
 $94,676   $92,655   $12,569     $12,478    $19,755    $29,726    $19,431    $12,568
    1.26%     1.29%     2.05%       2.05%      2.05%      2.05%      2.03%      2.04%
    0.15%     0.19%    (0.16)%     (0.55)%    (0.74)%    (0.78)%    (0.61)%    (0.57)%
       3%       12%        2%          4%         4%         7%         3%        12%
    1.26%      N/A      2.47%       2.43%      2.15%      2.18%      2.07%      2.26%

/5/ Ratios shown for periods of less than one year are annualized. /6/ Calculated based upon average shares outstanding.

                                                  Allocation Funds Prospectus 39

Index Allocation Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

---------------------------------------------------------------------
                                              CLASS C SHARES--
                                              COMMENCED
                                              ON JULY 1, 1993
---------------------------------------------------------------------
                                              Sept. 30,     Sept. 30,
For the period ended:                            2003          2002
---------------------------------------------------------------------
Net asset value, beginning of period           $ 12.72       $ 17.04
Income from investment operations:
   Net investment income (loss)                  (0.04)/6/     (0.12)
   Net realized and unrealized gain (loss)
      on investments                              2.82         (3.43)
Total from investment operations                  2.78         (3.55)
Less distributions:
   Dividends from net investment income           0.00          0.00
   Distributions from net realized gain          (0.02)        (0.77)
Total distributions                              (0.02)        (0.77)
Net asset value, end of period                 $ 15.48       $ 12.72
Total return/3/                                  21.91%       (22.20)%
Ratios/supplemental data:
   Net assets, end of period (000s)            $22,603       $24,575
Ratios to average net assets/5/:
   Ratio of expenses to average net assets        2.05%         2.05%
   Ratio of net investment income (loss) to
      average net assets                         (0.18)%       (0.56)%
Portfolio turnover                                   2%            4%
Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/4/, /5/                               2.36%         2.21%

/1/  The Fund changed its fiscal year-end from February 28 to September 30.
/2/  The Fund changed its fiscal year-end from March 31 to February 28.
/3/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/4/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/5/  Ratios shown for periods of less than one year are annualized.
/6/  Calculated based upon average shares outstanding.

40 Allocation Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

--------------------------------------------
Sept. 30,   Sept. 30,   Sept. 30,   Feb. 28,
   2001        2000      1999/1/     1999/2/
--------------------------------------------
 $ 26.31     $ 24.32     $ 23.56     $ 21.82

   (0.21)      (0.22)      (0.07)      (0.10)

   (6.53)       3.08        0.83        2.64
   (6.74)       2.86        0.76        2.54

    0.00        0.00        0.00        0.00
   (2.53)      (0.87)       0.00       (0.80)
   (2.53)      (0.87)       0.00       (0.80)

 $ 17.04     $ 26.31     $ 24.32     $ 23.56
  (27.97)%     11.76%       3.23%      11.88%

 $44,621     $77,008     $77,530     $67,364

    2.05%       2.05%       2.01%       2.05%

   (0.74)%     (0.76)%     (0.60)%     (0.56)%
       4%          7%          3%         12%


    2.05%       2.13%       2.02%       2.06%

                                                  Allocation Funds Prospectus 41

Moderate Balanced Fund
--------------------------------------------------------------------------------

     Investment Objective

     The Moderate Balanced Fund seeks to provide a combination of current income and capital appreciation by diversifying investments in stocks, bonds and other fixed income securities.

     ---------------------------------------------------------------------------

     Investment Strategies

     The Fund is a gateway fund that invests in fixed income and equity master portfolios with an emphasis on fixed income portfolios. The Fund`s "neutral" target allocation is 60% fixed income securities and 40% equity securities, and it uses a "multi-style" approach designed to minimize the risk of investing in a single investment style."Style" means either an approach to selecting investments, or a type of investment. We currently invest in 15 master portfolios.

     We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund's target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.

     ---------------------------------------------------------------------------

     Permitted Investments

     The equity portion of the Fund's portfolio uses different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. The fixed income portion of the Fund's portfolio uses different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund.

     The percentage of Fund assets that we invest in different styles may temporarily deviate from the Fund's target allocations due to changes in market values. The adviser rebalances the Fund when the Fund's actual allocations deviate by a specified percentage from the target allocations. Under normal circumstances, we invest at least 25% of the Fund's total assets in fixed income securities. The Fund uses futures contracts to implement target allocation changes recommended by the asset allocation model.

     We may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

     ---------------------------------------------------------------------------

     Target Allocations

                           Neutral Target Allocation   Target Allocation Ranges
                           -------------------------   ------------------------
     Equity Styles                  40%                          30-50%
     Fixed Income Styles            60%                          50-70%

42 Allocation Funds Prospectus

--------------------------------------------------------------------------------

     Portfolio Allocation

     The Fund's "neutral"portfolio allocations are as follows:

     Investment Style/Portfolios              Allocation
     -----------------------------------------------------------
     Diversified Bond Style                   60%
           Managed Fixed Income Portfolio                   22.5%
           Stable Income Portfolio                          15.0%
           Strategic Value Bond Portfolio                    7.5%
           Tactical Maturity Bond Portfolio                 15.0%
     Diversified Equity Style                 40%
        Large Cap Blend Style                         10%
           Index Portfolio                                    10%
        Large Cap Value Style                         10%
           Equity Income Portfolio                             8%
           Large Cap Value Portfolio                           2%
        Large Cap Growth Style                        10%
           Disciplined Growth Portfolio                        2%
           Large Cap Appreciation Portfolio                    1%
           Large Company Growth Portfolio                      7%
        Small Cap Style                                4%
           Small Cap Index Portfolio                        1.33%
           Small Company Growth Portfolio                   1.33%
           Small Company Value Portfolio                    1.34%
        International Style                            6%
           International Equity Portfolio                    4.5%
           Overseas Portfolio                                1.5%
     TOTAL FUND ASSETS                               100%

                                                  Allocation Funds Prospectus 43

Moderate Balanced Fund
--------------------------------------------------------------------------------

     Portfolio Management

     Please see the "Description of Master Portfolios" section on page 74 for the objective and principal strategies of these portfolios, and the "Portfolio Managers" section on page 78 for the professional summaries for these managers.

     Master Portfolio         Sub-Adviser     Portfolio Manager(s)
     --------------------------------------------------------------------
     Disciplined Growth       Smith           Stephen S. Smith, CFA
     Equity Income            Wells Capital   David L. Roberts, CFA and
                              Management      Gary J. Dunn, CFA
     Index                    Wells Capital   Laurie R. White and
                              Management      Gregory T. Genung, CFA
     International Equity     Wells Capital   Josephine Jimenez, CFA and
                              Management      Sabrina Yih, CFA
     Large Cap Appreciation   Cadence         William B. Bannick, CFA and
                                              Robert L. Fitzpatrick, CFA
     Large Cap Value          Systematic      D. Kevin McCreesh, CFA and
                                              Ronald M. Mushock, CFA
     Large Company Growth     Peregrine       John S. Dale, CFA and
                                              Gary E. Nussbaum, CFA
     Managed Fixed Income     Galliard        Richard Merriam, CFA and
                                              Ajay Mirza, CFA
     Overseas                 LSV Asset       Josef Lakonishok
                              Management      Robert W. Vishny and
                                              Menno Vermeulen
     Small Cap Index          Wells Capital   Laurie R. White and
                              Management      Gregory T. Genung, CFA
     Small Company Growth     Peregrine       Robert B. Mersky, CFA;
                                              Paul E. von Kuster, CFA and
                                              Daniel J. Hagen, CFA
     Small Company Value      Peregrine       Tasso H. Coin, Jr., CFA and
                                              Douglas G. Pugh, CFA
     Stable Income            Galliard        John Huber, CFA
     Strategic Value Bond     Galliard        Richard Merriam, CFA and
                                              John Huber, CFA
     Tactical Maturity Bond   Peregrine       William D. Giese, CFA
                                              and Jay H. Strohmaier

     ---------------------------------------------------------------------------
     Important Risk Factors

     The Fund is primarily subject to the risks described under "Common Risks for the Funds" on page 6.

     The Strategic Value Bond Portfolio in which the Fund invests may invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (sometimes referred to as "junk bonds"). Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 48.These considerations are all important to your investment choice.

44 Allocation Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Moderate Balanced Fund
--------------------------------------------------------------------------------

The table below shows the financial performance of the Institutional Class shares of the Fund. This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                 INSTITUTIONAL CLASS SHARES--
                                                COMMENCED ON NOVEMBER 11, 1994
                                                ------------------------------
                                                    Sept. 30,   Sept. 30,
                                                      2003        2002
                                                    ---------   ---------
For the period ended:
Net asset value, beginning of period                $  19.47    $  22.29
Income from investment operations:
   Net investment income (loss)                         0.44        0.56
   Net realized and unrealized gain (loss)
      on investments                                    2.02       (1.80)
Total from investment operations                        2.46       (1.24)
Less distributions:
   Dividends from net investment income                (0.64)      (0.54)
   Distributions from net realized gain                (0.20)      (1.04)
Total distributions                                    (0.84)      (1.58)
Net asset value, end of period                      $  21.09    $  19.47
Total return/4/                                        12.99%      (6.35)%
Ratios/supplemental data:
   Net assets, end of period (000s)                 $512,460    $459,248
Ratios to average net assets/6/:
   Ratio of expenses to average net assets/2/           0.89%       0.88%
   Ratio of net investment income (loss) to
      average net assets                                2.25%       2.55%
Portfolio turnover/3/                                     64%         61%
Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/2, 5, 6/                                    1.03%       1.02%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
/4/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/6/  Ratios shown for periods of less than one year are annualized.

46 Allocation Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

     Sept.30,   Sept.30,   Sept.30,    May 31,
       2001       2000      1999/1/     1999
     ---------  --------   --------   --------
     $  24.83   $  24.18   $  24.14   $  22.98

         0.76       0.94       0.26       0.75

        (1.17)      1.79      (0.22)      1.94

        (0.41)      2.73       0.04       2.69

        (0.87)     (0.83)      0.00      (0.75)
        (1.26)     (1.25)      0.00      (0.78)

        (2.13)     (2.08)      0.00      (1.53)

     $  22.29   $  24.83   $  24.18   $  24.14

        (1.98)%    11.98%      0.17%     12.02%

     $519,931   $524,214   $546,570   $527,693

        0.88%       0.88%      0.88%      0.88%

        3.37%       3.58%      3.37%      3.26%

          69%         58%        11%        53%

        0.93%       0.96%      1.09%      1.09%

                                                  Allocation Funds Prospectus 47

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

     Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

     Each Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, to either maintain liquidity. Each Fund may temporarily increase such holdings or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

     Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the "Summary of Important Risks" section on page 6. Other risks of mutual fund investing include the following:

     . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

     .    We cannot guarantee that a Fund will meet its investment objective.

     . We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

     . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

     . An investment in a single Fund, by itself, does not constitute a complete investment plan.

     . The Growth Balanced Fund and Moderate Balanced Fund are subject to leverage risk, which is the risk that some relatively smaller transactions may multiply smaller market movements into larger changes in the Funds' NAV. This risk may occur when a Fund makes investments in derivatives, such as options or futures contracts.

     . The Growth Balanced Fund and Moderate Balanced Fund invest in smaller companies, foreign companies (including investments made through ADRs and similar investments), and in emerging markets which are subject to additional risks, including less liquidity and greater price volatility. A Fund's investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

     . The Funds may use various derivative instruments, such as options or futures contracts. The term "derivatives" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

     . The Growth Balanced Fund and Moderate Balanced Fund may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association ("GNMAs"), the Federal National Mortgage Association ("FNMAs") and the Federal Home Loan Mortgage Corporation ("FHLMCs"). Some of these obligations are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the duration of the securities and also reduce the rate of return

48 Allocation Funds Prospectus

--------------------------------------------------------------------------------

          on the portfolio. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of U.S. Government obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government and the U.S. Government's guarantee does not extend to the Funds themselves.

     What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

     Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

     Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

     Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

     Emerging Market Risk--The additional risks associated with emerging markets, as defined in the glossary, including that they may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

     Foreign Investment Risk--The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign investments may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

     Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

     Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

                                                  Allocation Funds Prospectus 49

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

     Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

     Market Risk--The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

     Prepayment/Extension Risk--The risk that prepayment rates on mortgage loans or other receivables will be higher or lower than expected, which can alter the duration of a mortgage-backed security, increase interest rate risk and reduce rates of return.

     Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

     Small Company Investment Risk--The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of those securities fall more dramatically in response to selling pressure.

     In addition to the general risks discussed above and under "Summary of Important Risks," you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

50 Allocation Funds Prospectus

--------------------------------------------------------------------------------

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices.

Remember, each Fund is designed to meet different investment needs and objectives.

                                                                                    ASSET       GROWTH       INDEX      MODERATE
INVESTMENT PRACTICE                                         PRINCIPAL RISK(S)     ALLOCATION   BALANCED    ALLOCATION   BALANCED
-------------------                                         -------------------   ----------   --------    ----------   --------
Borrowing Policies
The ability to borrow money for temporary purposes          Leverage Risk              .           .            .           .
(e.g. to meet shareholder redemptions).

Emerging Markets
Securities of companies based in countries considered       Emerging Market,                       .                        .
developing or to have "emerging" stock markets. Generally   Foreign Investment,
these securities have the same type of risks as foreign     Regulatory,
securities, but to a higher degree.                         Liquidity and
                                                            Currency Risk

Floating and Variable Rate Debt
Instruments with interest rates that are adjusted either    Interest Rate                          .                        .
on a schedule or when an index or benchmark changes.        and Credit Risk

Foreign Obligations                                         Foreign Investment,
Debt securities of non-U.S. companies, foreign banks,       Regulatory and                         .                        .
foreign governments, and other foreign entities.            Liquidity Risk

Foreign Securities                                          Foreign Investment,
Equity securities issued by a non-U.S. company, which may   Regulatory,                            .                        .
be  in the form of an ADR or similar investment.            Liquidity and
                                                            Currency Risk

Forward Commitment, When-Issued and Delayed
Delivery Transactions                                       Interest Rate,
Securities bought or sold for delivery at a later date or   Leverage and               .           .            .           .
bought or sold for a fixed price at a fixed date.           Credit Risk

High Yield Securities
Debt securities of lower quality that produce generally     Interest Rate,
higher rates of return. These securities, sometimes         and Credit Risk                                                 .
referred to as "junk bonds", tend to be more sensitive to
economic conditions, more volatile, less liquid and are
subject to greater risk of default.

Illiquid Securities
A security which may not be sold or disposed of in the      Liquidity Risk             .           .            .           .
ordinary course of business within seven days at the
value determined by the Fund. Limited to 15% of net
assets.

                                                  Allocation Funds Prospectus 51

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

                                                                                    ASSET       GROWTH       INDEX      MODERATE
INVESTMENT PRACTICE                                         PRINCIPAL RISK(S)     ALLOCATION   BALANCED    ALLOCATION   BALANCED
-------------------                                         -----------------     ----------   --------    ----------   --------
Loans of Portfolio Securities
The practice of loaning securities to brokers, dealers      Credit, Counter-
and financial institutions to increase returns on those     Party and Leverage
securities. Loans may be made up to 1940 Act limits         Risk                       .           .            .           .
(currently one-third of total assets, including the
 value of the collateral received).

Mortgage- and Asset-Backed Securities
Securities consisting of undivided fractional interests     Interest Rate,
in pools of consumer loans, such as mortgage loans, car     Credit and                             .                        .
loans, credit card debt or receivables held in trust.       Prepayment/
                                                            Extension Risk

Options
The right to buy or sell a security at an agreed upon       Credit, Leverage
price at a specified time. Types of options used may        and Liquidity Risk
include: options on securities, options on a stock
index and options on stock index futures to protect                                    .           .            .           .
liquidity and portfolio value.

Other Mutual Funds
Investments by the Fund in shares of  other mutual funds,   Market Risk
which will cause Fund shareholders to bear a pro rata                                  .           .            .           .
portion of the other fund's expenses, in addition to
the expenses paid by the Fund.

Privately Issued Securities
Securities that are not publicly traded but which may or    Liquidity Risk
may not be resold in accordance with Rule 144A under the
Securities Act of 1933.                                                                .           .            .           .

Repurchase Agreements
A transaction in which the seller of a security agrees to   Credit and
buy back a security at an agreed upon time and price,       Counter-Party Risk
usually with interest.                                                                 .           .            .           .

Small Company Securities
Investments in small companies, which may be less liquid    Small Company
and more volatile than investments in                       Investment, Market                     .
larger companies.                                           and Liquidity
                                                            Risk.

Stripped Obligations
Securities that give ownership to either future payments    Interest Rate Risk
of interest or a future payment of  principal, but not
both. These securities tend to have greater interest rate                                          .
sensitivity than conventional debt.

52 Allocation Funds Prospectus

Organization and Management of the Funds
--------------------------------------------------------------------------------

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust ("the Board") supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders it may change service providers.

--------------------------------------------------------------------------------
                               BOARD OF TRUSTEES
--------------------------------------------------------------------------------
                        Supervises the Funds' activities
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      INVESTMENT ADVISER                            CUSTODIAN
--------------------------------------------------------------------------------
Wells Fargo Funds Management, LLC        Wells Fargo Bank, N.A.
525 Market St., San Francisco, CA        6th & Marquette, Minneapolis, MN
Manages the Funds'investment             Provides safekeeping for the Funds'
activities                               assets
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             INVESTMENT SUB-ADVISER
--------------------------------------------------------------------------------
                      Wells Capital Management Incorporated
                                525 Market Street
                                San Francisco, CA
                 Responsible for day-to-day portfolio management
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                               SHAREHOLDER
                                    TRANSFER                    SERVICING
      ADMINISTRATOR                   AGENT                       AGENTS
--------------------------------------------------------------------------------
Wells Fargo Funds           Boston Financial Data         Various Agents
Management, LLC 525         Services, Inc. Two Heritage
Market St. San Francisco,   Dr. Quincy, MA
CA

Manages the Funds'          Maintains records of shares   Provide services to
business activities         and supervises the payment    customers
                            of dividends
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   FINANCIAL SERVICES FIRMS AND SELLING AGENTS
--------------------------------------------------------------------------------
        Advise current and prospective shareholders on Fund investments
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  SHAREHOLDERS
--------------------------------------------------------------------------------

                                                  Allocation Funds Prospectus 53

Organization and Management of the Funds
--------------------------------------------------------------------------------

     The Investment Adviser

     Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States.The Funds' adviser is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under "Management Fees" in the front of this Prospectus. As of September 30, 2003, Funds Management managed over $72 billion in mutual fund assets.

     The Growth Balanced Fund and Moderate Balanced Fund are gateway funds that invest in various master portfolios. Funds Management is entitled to receive an annual investment advisory fee of 0.25% of each Fund's average daily net assets for providing advisory services to each Fund, including the determination of the asset allocations of each Fund's investments in various master portfolios. Funds Management also acts as the adviser to, and is entitled to receive a fee from, each master portfolio. The total amount of investment advisory fees paid to Funds Management as a result of a Fund's investments varies depending on the Fund's allocation of assets among the various master portfolios.

     Dormant Investment Advisory Arrangements

     Under the investment advisory contract for the Growth Balanced Fund and Moderate Balanced Fund, Funds Management acts as investment adviser for each Fund's assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive any compensation under this arrangement as long as each Fund invests substantially all of its assets in one or more master portfolios. If a Fund redeems assets from a master portfolio and invests them directly, Funds Management receives an investment advisory fee from the Fund for the management of those assets.

     The Growth Balanced Fund and Moderate Balanced Fund have a similar "dormant" sub-advisory arrangement with some or all of the sub-advisers that advise the master portfolio(s) in which each such Fund invests. Under this arrangement, if a gateway fund Fund redeems assets from a master portfolio and invests them directly using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund's assets formerly invested in the master portfolio.

     The Sub-Advisers

     Wells Capital Management Incorporated ("Wells Capital Management"), an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for each of the Funds, and in this capacity is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management also is the sub-adviser for the Equity Income, Index, International Equity and Small Cap Index Portfolios in which the gateway funds invest a portion of their assets. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of September 30, 2003, Wells Capital Management managed assets aggregating in excess of $116 billion.

     Cadence Capital Management ("Cadence"), a wholly owned subsidiary of Allianz A.G., located at 265 Franklin Street, Boston, Massachusetts 02110, is the investment sub-adviser for the Large Cap Appreciation Portfolio in which the gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Cadence is a registered

54 Allocation Funds Prospectus

--------------------------------------------------------------------------------

     investment adviser that provides investment management services to pension plans, endowments, mutual funds, and individual investors. As of September 30, 2003, Cadence managed approximately $5.1 billion in assets.

     Galliard Capital Management, Inc. ("Galliard"), located at LaSalle Plaza, 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55479, is the investment sub-adviser for the Stable Income, Strategic Value Bond and Managed Fixed Income Portfolios in which the gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of these portfolios. Galliard is a registered investment adviser that provides investment advisory services to bank and thrift institutions, pension and profit sharing plans, trusts and charitable organizations and corporate and other business entities. As of September 30, 2003, Galliard managed approximately $15.8 billion in assets.

     LSV Asset Management ("LSV"), located at 1 North Wacker Drive, Suite 4000, Chicago, IL 60606 is the investment sub-adviser for the Overseas Portfolio in which the gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. LSV is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans. As of September 30, 2003, LSV managed over $14.7 billion in assets.

     Peregrine Capital Management, Inc. ("Peregrine"), a wholly owned subsidiary of Wells Fargo & Company, located at LaSalle Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55402, is the investment sub-adviser for the Large Company Growth, Small Company Growth, Small Company Value and Tactical Maturity Bond Portfolios in which the gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of these portfolios. Peregrine is a registered investment adviser that provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) plans, foundations and endowments. As of September 30, 2003, Peregrine managed approximately $11.6 billion in assets.

     Smith Asset Management Group, L.P. ("Smith Group"), located at 200 Crescent Court, Suite 850, Dallas, Texas 75201, is the investment sub-adviser for the Disciplined Growth Portfolio in which the gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Smith Group is a registered investment adviser that provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net-worth individuals using a disciplined equity style. As of September 30, 2003, the Smith Group managed over $777 million in assets.

     Systematic Financial Management ("Systematic"), located at 300 Frank W. Burr Boulevard, Glenpointe East, Teaneck, NJ 07666 is the investment sub-adviser for the Large Cap Value Portfolio in which the gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Systematic is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans. As of September 30, 2003, Systematic managed over $5.7 billion in assets.

     The sub-advisers are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser.

                                                  Allocation Funds Prospectus 55

Organization and Management of the Funds
--------------------------------------------------------------------------------

     The Administrator

     Funds Management provides the Funds with administrative services,including general supervision of each Fund's operation,coordination of the other services provided to each Fund,compilation of information for reports to the SEC and the state securities commissions,preparation of proxy statements and shareholder reports,and general supervision of data compilation in connection with preparing periodic reports to the Trust's Trustees and officers.Funds Management also furnishes office space and certain facilities to conduct each Fund's business.

     Shareholder Servicing Plan

     We have a shareholder servicing plan for each Fund class.Under this plan,we have agreements with various shareholder servicing agents to process purchase and redemption requests,to service shareholder accounts,and to provide other related services.For these services,each Fund pays an annual fee of 0.25% of its average daily assets.

     The Transfer Agent

     Boston Financial Data Services,Inc.('BFDS') provides transfer agency and dividend disbursing services to the Funds.

56 Allocation Funds Prospectus

A Choice of Share Classes
--------------------------------------------------------------------------------

     After choosing a Fund, your next most important choice is which share class to buy. The following classes of shares are available through this
     Prospectus:

     . Class A Shares--with a front-end sales charge, volume reductions and lower ongoing expenses than Class B and Class C shares.

     . Class B Shares--with a contingent deferred sales charge ("CDSC") payable upon redemption that diminishes over time, and higher ongoing expenses than Class A shares.

     . Class C Shares--with a 1.00% CDSC on redemptions made within one year of purchase, and higher on-going expenses than Class A shares.

     The choice among share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher ongoing expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.

     You may prefer instead to see "every dollar working" from the moment you invest. If so, then consider Class B or Class C shares. Please note that Class B shares convert to Class A shares after seven years to avoid the higher ongoing expenses assessed against Class B shares. Please see "Class B Share CDSC Schedule" below for further details.

     Class B and Class C shares are available for all of the Funds in this Prospectus. Class C shares are similar to Class B shares in that they have higher ongoing expenses than the Class A shares. Unlike Class B shares, however, Class C shares do not convert to Class A shares. The higher ongoing expenses will be assessed as long as you hold the shares. The choice whether to purchase Class B or Class C shares may depend on how long you intend to hold the shares before redeeming them.

     Orders for Class B shares of $100,000 or more will be refused. For Class C shares, orders of $1,000,000 or more, including orders which because of a right of accumulation or letter of intent would qualify for the purchase of Class A shares without an initial sales charge, either will be treated as orders for Class A shares or will be refused.

     Please see the expenses listed for each Fund and the following sales charge schedules before making your decision. You should also review the "Reductions and Waivers of Sales Charges" section of the Prospectus. You may wish to discuss this choice with your financial consultant.

     Class A Share Sales Charge Schedule

     If you choose to buy Class A shares, you will pay the Public Offering Price ("POP") which is the NAV plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels," the POP is lower for these purchases.

                                                  Allocation Funds Prospectus 57

A Choice of Share Classes
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------------
     CLASS A SHARES HAVE THE FOLLOWING SALES CHARGE SCHEDULE:
     ---------------------------------------------------------------------------

                                 FRONT-END SALES        FRONT-END SALES
           AMOUNT OF             CHARGE AS % OF         CHARGE AS % OF
           PURCHASE           PUBLIC OFFERING PRICE   NET AMOUNT INVESTED
     ----------------------   ---------------------   -------------------
     Less than $ 50,000               5.75%                  6.10%
     $50,000 to  $  99,999            4.75%                  4.99%
     $100,000 to $ 249,999            3.75%                  3.90%
     $250,000 to $ 499,999            2.75%                  2.83%
     $500,000 to $ 999,999            2.00%                  2.04%
     $1,000,000 and over/1/             0.00%                  0.00%

     /1/ We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. The CDSC percentage you pay on Class A shares purchased prior to February 1, 2004 is applied to the lower of the NAV of the shares on the date of original purchase or the NAV on the date of redemption. For shares purchased on or after February 1, 2004, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

     Class B Share CDSC Schedule

     If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date, you will pay a CDSC based on how long you have held your shares. Certain exceptions apply (see "Class B and Class C Share CDSC Waivers" and "Waivers for Certain Parties"). The CDSC schedule is as follows:

     ---------------------------------------------------------------------------
     CLASS B SHARES HAVE THE FOLLOWING CDSC SCHEDULE:
     ---------------------------------------------------------------------------

     REDEMPTION WITHIN   1 YEAR   2 YEARS   3 YEARS   4 YEARS   5 YEARS   6 YEARS   7 YEARS   8 YEARS
     -----------------   ------   -------   -------   -------   -------   -------   -------   --------
           CDSC           5.00%    4.00%     3.00%     3.00%     2.00%     1.00%     0.00%    A shares

     The CDSC percentage you pay on shares purchased prior to June 9, 2003 is applied to the lower of the NAV of the shares on the date of original purchase, or the NAV of the shares on the date of redemption. For shares purchased on or after June 9, 2003, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

     To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). After shares are held for six years, the CDSC expires. After shares are held for seven years, the Class B shares are converted to Class A shares to reduce your future ongoing expenses.

     Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased after July 17, 1999 are also subject to the above CDSC schedule.

     Class B shares received in the reorganization of the Norwest Advantage Funds in exchange for Norwest Advantage Fund shares purchased after May 18, 1999 are also subject to the above CDSC schedule.

58 Allocation Funds Prospectus

--------------------------------------------------------------------------------

     Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased prior to July 17, 1999, but after March 3, 1997, are subject to the following CDSC schedule, and such shares convert to Class A shares automatically after six years:

     ---------------------------------------------------------------------------
     CLASS B SHARES RECEIVED IN EXCHANGE FOR STAGECOACH FUND SHARES PURCHASED AFTER MARCH 3, 1997, BUT BEFORE JULY 17, 1999 HAVE THE FOLLOWING CDSC
     SCHEDULE:
     ---------------------------------------------------------------------------

     REDEMPTION WITHIN   1 YEAR   2 YEARS   3 YEARS   4 YEARS   5 YEARS   6 YEARS   7 YEARS
     -----------------   ------   -------   -------   -------   -------   -------   --------
           CDSC           5.00%    4.00%     3.00%     3.00%     2.00%     1.00%    A shares

     Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares that were purchased prior to March 3, 1997 are subject to a CDSC if they are redeemed within four years of the original purchase. The CDSC schedule for these shares is below:

     ---------------------------------------------------------------------------
     CLASS B SHARES RECEIVED IN EXCHANGE FOR STAGECOACH FUND SHARES PURCHASED PRIOR TO MARCH 3, 1997 HAVE THE FOLLOWING CDSC SCHEDULE:
     ---------------------------------------------------------------------------

     REDEMPTION WITHIN   1 YEAR   2 YEARS   3 YEARS   4 YEARS   5 YEARS   6 YEARS   7 YEARS
     -----------------   ------   -------   -------   -------   -------   -------   --------
           CDSC           3.00%    2.00%     1.00%     1.00%     0.00%     0.00%    A shares

     Class B shares received in the reorganization of the Norwest Advantage Funds in exchange for Norwest Advantage Fund shares purchased prior to May 18, 1999 are subject to the following CDSC schedule on the exchanged shares, and such shares convert to Class A shares automatically after seven years:

     ---------------------------------------------------------------------------
     CLASS B SHARES RECEIVED IN EXCHANGE FOR NORWEST ADVANTAGE FUND SHARES PURCHASED PRIOR TO MAY 18, 1999 HAVE THE FOLLOWING CDSC SCHEDULE:
     ---------------------------------------------------------------------------

     REDEMPTION WITHIN   1 YEAR   2 YEARS   3 YEARS   4 YEARS   5 YEARS   6 YEARS   7 YEARS   8 YEARS
     -----------------   ------   -------   -------   -------   -------   -------   -------   --------
           CDSC           4.00%    3.00%     3.00%     2.00%     2.00%     1.00%     0.00%    A shares

     If you exchange the Class B shares received in the reorganization for Class B shares of another Fund, you will retain the CDSC schedules of your exchanged shares. Additional shares purchased will age at the currently effective higher CDSC schedule first shown above.

     Class C Share Sales Charges

     If you choose Class C shares, you will buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. At the time of purchase, the distributor pay sales commissions of up to 1.00% of the purchase price of Class C shares to selling agents and up to 1.00% annually thereafter. The CDSC percentage you pay on shares purchased prior to June 9, 2003, is applied to the lower of the NAV of the shares on the date of the original purchase, or the NAV of the shares on the date of redemption. For shares purchased on or after June 9, 2003, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares do not convert to Class A shares, and therefore continue to pay the higher ongoing expenses.

                                                  Allocation Funds Prospectus 59

Reductions and Waivers of Sales Charges
--------------------------------------------------------------------------------

     Generally, we offer more sales charge reductions or waivers for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions or waivers when you are deciding which share class to buy.

     Class A Share Reductions

     If you believe you are eligible for any of the following reductions, it is up to you to ask the selling agent or shareholder servicing agent for the reduction and provide appropriate proof of eligibility.

     . You pay no sales charges on Fund shares you buy with reinvested distributions.

     . You pay a lower sales charge if you are investing an amount over a breakpoint level. See the "Class A Share Sales Charge Schedule" above.

     . By signing a Letter of Intent ("LOI"), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

     . Rights of Accumulation ("ROA") allow you to combine the amount you are investing and the total value of Class A, Class B, Class C and Wealthbuilder Portfolio shares of any Wells Fargo Fund already owned (excluding Class A and Wealthbuilder Portfolio shares acquired at NAV) to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A or Wealthbuilder Portfolio shares.

     . You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A shares or Class B shares within 120 days of the date of the redemption.

     . You may reinvest into a Wells Fargo Fund with no sales charge a required distribution from a pension, retirement, benefit or similar plan for which Wells Fargo Bank acts as trustee provided the distribution occurred within the 30 days prior to your reinvestment.

     You, or your fiduciary or trustee, also may tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

     . a family unit, including children under the age of twenty-one or single trust estate;

     .    a trustee or fiduciary purchasing for a single fiduciary relationship;
          or

     . the members of a "qualified group" which consists of a "company" (as defined under the 1940 Act, as amended), and related parties of such a "company," which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

                   How a Letter of Intent Can Save You Money!

          If you plan to invest, for example, $100,000 in a Wells Fargo Fund in installments over the next year, by signing a letter of intent you would pay only 3.75% sales load on the entire purchase. Otherwise, you might pay 5.75% on the first $49,999, then 4.75% on the next $50,000!

60 Allocation Funds Prospectus

--------------------------------------------------------------------------------

     Class B and Class C Share CDSC Waivers

     . You pay no CDSC on Funds shares you purchase with reinvested distributions.

     . We waive the CDSC for all redemptions made because of scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory (withdrawals made after age 701/2 according to IRS guidelines) distributions from traditional Individual Retirement Accounts (IRAs) and certain retirement plans. (See your retirement plan information for details.)

     . We waive the CDSC for redemptions made in the event of the shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined in Internal Revenue Code Section 72(m)(7).)

     . We waive the CDSC for redemptions made at the direction of Funds Management in order, for example, to complete a merger.

     . We waive the Class B share CDSC for withdrawals made by former Norwest Advantage Funds shareholders in certain qualified accounts up to certain limits. (See the Statement of Additional Information for further details.)

     For Class B shares purchased after May 18, 1999 for former Norwest Advantage Funds shareholders and after July 17, 1999 for former Stagecoach Funds shareholders, for all Class B shares purchased after November 8, 1999, and for all Class C Shares, no CDSC is imposed on withdrawals that meet of all the following circumstances:

     . withdrawals are made by participating in the Systematic Withdrawal Program; and

     . withdrawals may not exceed 10% of your Fund assets (including "free shares") (limit for Class B shares calculated annually based on your anniversary date in the Systematic Withdrawal Program).

     Waivers for Certain Parties

     If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher ongoing expenses. The following people can buy Class A shares at NAV:

     .    Current and retired employees, directors/trustees and officers of:

          .    Wells Fargo Funds (including any predecessor funds);

          .    Wells Fargo & Company and its affiliates; and

          .    family members of any of the above.

     .    Current employees of:

          .    Stephens Inc. and its affiliates;

          .    broker-dealers who act as selling agents; and

          . immediate family members (spouse, sibling, parent, or child) of any of the above.

     . Former Montgomery Fund Class P and Class R shareholders who purchased their shares directly from the Montgomery Funds and became Wells Fargo Fund shareholders in the reorganization, may purchase Class A shares of any Wells Fargo Fund, and any unnamed shares of Wealthbuilder Portfolios at NAV. Shareholders who did not purchase such shares directly may purchase additional shares in the respective acquiring Wells Fargo Fund at NAV.

     Contact your selling agent for further information.

                                                  Allocation Funds Prospectus 61

Reductions and Waivers of Sales Charges
--------------------------------------------------------------------------------

     You also may buy Class A shares at NAV if they are to be included in certain retirement, benefit, pension, trust or investment "wrap accounts" with whom Wells Fargo Funds has reached an agreement, or through an omnibus account maintained with a Fund by a broker-dealer.

     We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts." If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you must read the directions for that account. Those directions may supersede the terms and conditions discussed here.

     Distribution Plan

     We have adopted a Distribution Plan ("Plan") pursuant to Rule 12b-1 of the 1940 Act for the Class B and Class C shares of the Funds. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services, including ongoing compensation to selling agents. The Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the Plan. For these services, the Class B and Class C shares of the Funds pay 0.75% of their average daily net assets on an annual basis.

     These fees are paid out of the Funds' assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

62 Allocation Funds Prospectus

Exchanges
--------------------------------------------------------------------------------

     Exchanges between Wells Fargo Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

     . You should carefully read the prospectus for the Fund into which you wish to exchange.

     . Every exchange involves selling Fund shares that may produce a capital gain or loss for tax purposes.

     . If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

     . Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

     . In general, exchanges may be made between like share classes of any Wells Fargo Fund offered to the general public for investment, with the following exceptions:

          . Class A shares of non-money market funds may also be exchanged for Service Class shares of any money market fund; and

          . Class C shares of non-money market funds may be exchanged for Class A shares of the Wells Fargo Money Market Fund. Such exchanged Class C shares may only be re-exchanged for Class C shares of non-money market funds.

     . Class B and Class C share exchanges will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption.

     . The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from market timing and excessive trading activity. Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, Funds Management monitors available trading information and may temporarily suspend or permanently terminate purchase or exchange privileges from investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive would depend on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved.

     Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

     Contact your account representative for further details.

                                                  Allocation Funds Prospectus 63

Your Account
--------------------------------------------------------------------------------

     This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

     Pricing Fund Shares

     . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form. The price of Fund shares is based on a Fund's NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

     . Each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange ("closing price"), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"). If no NOCP is available, the securities are valued at the last reported sales price, and if there is no sale, they are valued based on the latest quoted bid prices. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the latest closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market price is still reliable and, if not, what fair market value to assign to the security. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

     . We determine the NAV of each class of the Funds' shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"), which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class's liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

     . We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests received in proper form before this time are processed the same day. Requests received after the cutoff time are processed the next business day.

     . The Funds are open for business on each day the NYSE is open for business. NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

64 Allocation Funds Prospectus

--------------------------------------------------------------------------------

     You Can Buy Fund Shares

     . By opening an account directly with the Fund (simply complete and return a Wells Fargo Funds Application with proper payment);

     .    Through a brokerage account with an approved selling agent; or

     . Through certain retirement, benefit and pension plans, or through certain packaged investment products (please see the providers of the plan for instructions).

     In addition to payments received from the Funds, selling or shareholder servicing agents may receive significant additional payments directly from the adviser, the distributor, or their affiliates in connection with the sale of Fund shares. These amounts may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide a marketing or servicing advantages to the Funds in return for the payments. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or make investment decisions on behalf of clients. Payments made with respect to the Funds may differ from those made with respect to other mutual funds available through the agent and could influence the agent's recommendations or decisions. Prospective investors should consult with their selling or shareholder servicing agent if they wish to request further information regarding these matters.

     Minimum Investments

     .    $1,000 per Fund minimum initial investment; or

     .    $100 per Fund if you use the Systematic Purchase Program; and

     .    $100 per Fund for all investments after your initial investment.

     We may waive the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and Applications for the program through which you intend to invest.

     Small Account Redemptions

     We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). We will notify you approximately 60 days prior to such redemption, and we will provide you with the opportunity to make additional investments that will bring your account above the minimum investment amount. Account redemptions are net of any applicable CDSC. Please consult your selling agent for further details.

                                                  Allocation Funds Prospectus 65

Your Account
--------------------------------------------------------------------------------

     The following section explains how you can buy shares directly from Wells Fargo Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

     In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on an account: full name, date of birth, Social Security number, and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day's NAV.

     ---------------------------------------------------------------------------
     BY MAIL
     ---------------------------------------------------------------------------
     IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
     ---------------------------------------------------------------------------

     . Complete a Wells Fargo Funds Application. Be sure to indicate the Fund name and the share class into which you intend to invest (if no choice is indicated, Class A shares will be designated). Your account will be credited on the business day that the transfer agent receives your application and payment in proper order. Failure to complete an Application properly may result in a delay in processing your request.

     . Enclose a check for at least $1,000 made out in the full name and share class of the Fund. For example,"Wells Fargo Growth Balanced Fund, Class B." Please note that checks made payable to any other entity other than the full Fund name or "Wells Fargo Funds" will be returned to you.

     . All purchases must be made with U.S. dollars and all checks must be drawn on U.S. banks.

     . You may start your account with $100 if you elect the Systematic Purchase Program option on the Application.

     .    Mail to:   Wells Fargo Funds       Overnight Mail Only:   Wells Fargo Funds
                     P.O. Box 8266                                  Attn: CCSU-Boston Financial
                     Boston, MA 02266-8266                          66 Brooks Drive
                                                                    Braintree, MA 02184

     ---------------------------------------------------------------------------
     IF YOU ARE BUYING ADDITIONAL SHARES:
     ---------------------------------------------------------------------------

     . Make a check payable to the full name and share class of your Fund for at least $100. Be sure to write your account number on the check as well.

     . Enclose an investment slip or the payment stub/card from your statement if available.

     . To request an investment slip booklet, please contact Investor Services at 1-800-222-8222.

     .    Mail to:   Wells Fargo Funds
                     P.O. Box 8266
                     Boston, MA 02266-8266

66 Allocation Funds Prospectus

                                                               How to Buy Shares
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------------
     BY WIRE
     ---------------------------------------------------------------------------
     IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
     ---------------------------------------------------------------------------

     . You must first call Investor Services at 1-800-222-8222, option 0, to notify them of an incoming wire trade.

     . If you do not currently have an account, complete a Wells Fargo Funds Application. You must wire at least $1,000. Be sure to indicate the Fund name and the share class into which you intend to invest.

     .    All purchases must be made with U.S. dollars.

     . Mail the completed Application. Your account will be credited on the business day that the transfer agent receives your application and payment in proper order.

     .    Overnight Application to:   Wells Fargo Funds
                                      ATTN: CCSU-Boston Financial
                                      66 Brooks Drive
                                      Braintree, MA 02184

     .    Wire money to:              State Street Bank & Trust       Attention:
                                      Boston, MA                      Wells Fargo Funds (Name
                                      Bank Routing Number:            of Fund, Account Number,
                                      ABA 011000028                   and Share Class)

                                                                      Account Name:

                                      Wire Purchase Account Number:   (Registration Name
                                      9905-437-1                      Indicated on Application)

     ---------------------------------------------------------------------------
     IF YOU ARE BUYING ADDITIONAL SHARES:
     ---------------------------------------------------------------------------

     . Instruct your wiring bank to transmit at least $100 according to the instructions given below. Be sure to have the wiring bank include your current account number and the name your account is registered in.

     .    Wire money to:              State Street Bank & Trust       Attention:
                                      Boston, MA                      Wells Fargo Funds (Name
                                                                      of Fund, Account Number,
                                      Bank Routing Number:            and Share Class)
                                      ABA 011000028

                                                                      Account Name:

                                      Wire Purchase Account Number:   (Registration Name
                                      9905-437-1                      Indicated on Application)

                                                  Allocation Funds Prospectus 67

Your Account                                                   How to Buy Shares
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------------
     BY PHONE
     ---------------------------------------------------------------------------
     IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
     ---------------------------------------------------------------------------

     You can only make your first purchase of a Fund by phone if you already have an existing Wells Fargo Funds Account. If you do not currently have an account, complete a Wells Fargo Fund Application. Refer to the section on buying shares for the first time By Mail.

     To buy into a new Fund, call Investor Services at 1-800-222-8222, option 0 for an Investor Services Representative or option 1 to use our Automated Voice Response service to either:

          .    transfer at least $1,000 from a linked settlement account, or

          . exchange at least $1,000 worth of shares from an existing Wells Fargo Funds Account.

     ---------------------------------------------------------------------------
     IF YOU ARE BUYING ADDITIONAL SHARES:
     ---------------------------------------------------------------------------

     To buy additional shares, call Investor Services at 1-800-222-8222, option 0 for an Investor Services Representative or option 1 to use our Automated Voice Response service to either:

          .    transfer at least $100 from a linked settlement account, or

          . exchange at least $100 worth of shares from an existing Wells Fargo Funds Account.

     ---------------------------------------------------------------------------
     BY INTERNET ACCESS
     ---------------------------------------------------------------------------
     IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
     ---------------------------------------------------------------------------

     You can only make your first purchase of a Fund by Internet if you already have an existing Wells Fargo Funds Account. If you do not currently have an account, complete a Wells Fargo Fund Application. Refer to the section on buying shares for the first time By Mail.

     To buy into a new Fund, visit our website at www.wellsfargofunds.com, and click on "Wells Fargo FundLink(SM)" to either:

          .    transfer at least $1,000 from a linked settlement account, or

          . exchange at least $1,000 worth of shares from an existing Wells Fargo Funds Account.

     ---------------------------------------------------------------------------
     IF YOU ARE BUYING ADDITIONAL SHARES:
     ---------------------------------------------------------------------------

     To buy additional shares, visit our website at www.wellsfargofunds.com, and click on"Wells Fargo FundLink(SM)" to either:

          .    transfer at least $100 from a linked settlement account, or

          . exchange at least $100 worth of shares from an existing Wells Fargo Funds Account.

     Further information is available by calling Investor Services at 1-800-222-8222.

68 Allocation Funds Prospectus

                                                              How to Sell Shares
--------------------------------------------------------------------------------

     The following section explains how you can sell shares held directly through an account with Wells Fargo Funds by mail or telephone. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

     BY MAIL

          . Write a "Letter of Instruction" stating your name, your account number, the Fund you wish to redeem and the dollar amount ($100 or more) of the redemption you wish to receive (or write "Full Redemption").

          . Make sure all the account owners sign the request exactly as their names appear on the account application.

          . You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.

          . Signature guarantees are required for mailed redemption requests if a request is for over $50,000, if the address on your account was changed within the last 30 days, or if a redemption is made payable to a third party. You can get a signature guarantee at a financial institution, such as a bank or brokerage house. We do not accept notarized signatures.

          .    Mail to: Wells Fargo Funds P.O. Box 8266 Boston, MA 02266-8266

     ---------------------------------------------------------------------------
     BY PHONE
     ---------------------------------------------------------------------------

          . Call Investor Services at 1-800-222-8222, option 0 for an Investor Services Representative or option 1 to use our Automated Voice Response service to request a redemption of at least $100. Be prepared to provide your account number and Taxpayer Identification Number.

          . Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

          . You may request that redemption proceeds be sent to you by check, by transfer into an ACH-linked bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so. Please contact your bank to verify any charges that they may assess for an incoming wire transfer.

          . Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.

          . Telephone privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity, such as providing the Taxpayer Identification Number on the account. We will not be liable for any losses incurred if we follow telephone instructions we reasonably believe to be genuine.

          . We will not mail the proceeds of a telephone redemption request if the address on your account was changed in the last 30 days.

                                                  Allocation Funds Prospectus 69

Your Account                                                  How to Sell Shares
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------------
     BY INTERNET ACCESS
     ---------------------------------------------------------------------------

          . Shareholders with an existing Wells Fargo Funds Account may use the Internet to redeem shares of a Fund via the Internet.

          . Visit our website at www. wellsfargofunds.com to process your redemption request. You may request that redemption proceeds (minimum of $100 to a maximum of $50,000) be sent to you by check to your address of record, by ACH transfer into a linked bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or wiring funds. We reserve the right to charge a fee for wiring funds although it is not our current practice to do so. Please contact your bank to verify any charges that they may assess for an incoming wire transfer.

     Further information is available by calling Investor Services at 1-800-222-8222.

     ---------------------------------------------------------------------------
     GENERAL NOTES FOR SELLING SHARES
     ---------------------------------------------------------------------------

          . We will process requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the cutoff time are processed on the same business day.

          .    Your redemptions are net of any applicable CDSC.

          . If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

          . We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through ACH or the Systematic Purchase Program have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

          . Generally, we pay redemption requests in cash, unless the redemption request is for more than the lesser of $250,000 or 1% of the net assets of the Fund by a single shareholder over a ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, we may pay all or part of the redemption in securities of equal value.

70 Allocation Funds Prospectus

Additional Services and Other Information
--------------------------------------------------------------------------------

     Automatic Programs

     These programs help you conveniently purchase and/or redeem shares each month. Once you select a Program, tell us the day of the month you would like the transaction to occur. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222, option 0 for more information.

     . Systematic Purchase Program--With this program, you can regularly purchase shares of a Wells Fargo Fund with money automatically transferred from a linked bank account. Simply select the Fund and class you would like to purchase and specify an amount of at least $100.

     . Systematic Exchange Program--With this program, you can regularly exchange shares of a Wells Fargo Fund you own for shares of another Wells Fargo Fund. The exchange amount must be at least $100. See the "Exchanges" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

     . Systematic Withdrawal Program--With this program, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. Simply specify an amount of at least $100. To participate in this program, you:

          .    must have a Fund account valued at $10,000 or more;

          .    must have your distributions reinvested; and

          .    may not simultaneously participate in the Systematic Purchase
               Program.

     It generally takes about ten days to establish a Program once we have received your instructions. It generally takes about five days to change or cancel participation in a Program. We may automatically cancel your program if the linked bank account you specified is closed, or for other reasons.

     Income and Gain Distributions

     The Asset Allocation and Index Allocation Funds in this Prospectus make distributions of any net investment income at least quarterly and realized capital gains at least annually. The Growth Balanced Fund and Moderate Balanced Fund make distributions of any net investment income and realized capital gains at least annually.

     We offer the following distribution options:

     . Automatic Reinvestment Option--Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

     . Check Payment Option--Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, signature guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

     . Bank Account Payment Option--Allows you to receive distributions directly in a checking or savings account through ACH. The bank account must be linked to your Wells Fargo Fund account. In order to establish a new linked bank account, you must send a written signature guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

                                                  Allocation Funds Prospectus 71

Additional Services and Other Information
--------------------------------------------------------------------------------

     . Directed Distribution Purchase Option--Lets you buy shares of a different Wells Fargo Fund of the same share class. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

     Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

     Taxes

     The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

     We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

     Under recent changes to the Internal Revenue Code, an individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund's long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund's sales and exchanges after May 5, 2003. Also, if you're an individual Fund shareholder, your distributions attributable to dividends received by the Fund from certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares and by the Fund for its stock producing such dividends. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

     Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

     If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

     Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain instances, losses realized on the redemption or exchange of Fund shares may be disallowed.

72 Allocation Funds Prospectus

--------------------------------------------------------------------------------

     Fund shareholders may be subject to back-up withholding taxes.

     Request for Multiple Copies of Shareholder Documents

     To help keep fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call your selling agent.

                                                  Allocation Funds Prospectus 73

Description of Master Portfolios
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO                 OBJECTIVE
--------------------------------------------------------------------------------
Disciplined Growth        The Portfolio seeks capital  appreciation by investing
Portfolio                 primarily in common stocks of larger companies.

Equity Income Portfolio   The Portfolio seeks long-term capital appreciation and
                          above-average dividend income.

Index Portfolio           The Portfolio seeks to replicate the return of the S&P
                          500 Index.

International Equity      The Portfolio seeks total return,  with an emphasis on
Portfolio                 capital  appreciation  over the long term by investing
                          in equity securities of non-U.S.companies.

Large Cap Appreciation    The Portfolio seeks long-term capital appreciation.
Portfolio

Large Cap Value           The Portfolio seeks long-term capital appreciation.
Portfolio

Large Company Growth      The Portfolio seeks long-term capital appreciation by
Portfolio                 investing primarily in large, high-quality domestic
                          companies that the adviser believes have superior growth potential.

Managed Fixed Income      The Portfolio seeks consistent fixed-income returns.
Portfolio

Overseas Portfolio        The Portfolio seeks long-term capital appreciation.

Small Cap Index           The Portfolio seeks to replicate the total return of
Portfolio                 the S&P Small Cap 600 Index with minimum tracking
                          error and to minimize transaction costs.

74 Allocation Funds Prospectus

--------------------------------------------------------------------------------
PRINCIPAL STRATEGIES
--------------------------------------------------------------------------------

     The Portfolio invests primarily in the common stocks of companies that, in the view of the adviser, possess above-average potential for growth. We invest in companies with average market capitalizations greater than $5 billion.

     The Portfolio invests primarily in the common stocks of large, high-quality domestic companies that have above-average return potential based on current market valuations and above-average dividend income. We invest principally in securities of companies with market capitalizations of $3 billion or more.

     Under normal circumstances, the Portfolio invests substantially in common stocks designed to replicate the holdings and weightings of the stocks comprising the S&P 500 Index.

     The Portfolio invests in securities of companies in developed international and emerging market countries that we believe are both politically and economically stable. The Portfolio invests in the securities of at least five different countries other than the United States. We apply a fundamentals-driven, value-oriented analysis to identify companies with above-average potential for long-term growth and total return capabilities.

     In making investment decisions for the Portfolio, we consider the 1,000 largest publicly traded companies in the U.S., screening the stocks in this universe for a series of growth and value criteria. We invest principally in securities of companies with market capitalizations of $3 billion or more.

     The Portfolio invests in the common stocks of large U.S. companies. We select securities that we believe have strong fundamentals, compelling value characteristics (such as low price-to-earnings or price-to-book ratios), and demonstrate the potential for improved performance. We invest principally in securities of companies with market capitalizations of $3 billion or more.

     The Portfolio invests primarily in large companies that have superior growth potential. We invest principally in securities of companies with market capitalizations of $3 billion or more.

     The Portfolio invests in a diversified Portfolio of fixed- and variable-rate U.S. dollar-denominated, fixed-income securities of a broad spectrum of U.S. and foreign issuers including U.S. Government obligations, and the debt securities of financial institutions, corporations and others.

     The Portfolio invests principally in non-U.S. securities. We select securities for the Portfolio by using a quantitative investment model which ranks securities based on measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). We invest in securities of companies with market capitalizations of $400 million or more.

     Under normal circumstances, the Portfolio invests principally in securities representing the capitalization-weighted market value and composition of the S&P 600 Small Cap Index.

                                                  Allocation Funds Prospectus 75

Description of Master Portfolios
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND                      OBJECTIVE
--------------------------------------------------------------------------------
Small Company Growth      The Portfolio seeks long-term capital appreciation by
Portfolio                 investing in smaller domestic companies.

Small Company Value       The Portfolio seeks long-term capital appreciation by
Portfolio                 investing in smaller domestic companies.

Stable Income Portfolio   The Portfolio seeks stability of principal while
                          providing lower volatility total return.

Strategic Value Bond      The Portfolio seeks total return by investing
Portfolio                 principally in income- producing securities.

Tactical Maturity         The Portfolio seeks positive total return each
Bond Portfolio            calendar year regardless of general bond market
                          performance.

76 Allocation Funds Prospectus

--------------------------------------------------------------------------------
PRINCIPAL STRATEGIES
--------------------------------------------------------------------------------

     The Portfolio invests primarily in the common stocks of small domestic companies that are either growing rapidly or completing a period of significant change. We invest principally in securities of companies with market capitalizations of $3 billion or less.

     In making investment decisions for the Portfolio, we focus on securities that are conservatively valued in the marketplace relative to the stock of comparable companies, determined by price/earnings ratios, cash flows, or other measures. We invest principally in securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization index whose range is expected to change frequently.

     The Portfolio invests in short-term investment-grade securities which include mortgage-backed securities and U.S. Government Obligations. We invest in fixed and variable rate U.S. dollar-denominated fixed income securities of U.S. and foreign issuers, including U.S. Government obligations and the debt securities of financial institutions.

     The Portfolio invests in a broad range of debt securities in order to create a strategically diversified portfolio of fixed-income investments. These investments include corporate bonds, mortgage- and other asset-backed securities, U.S. Government obligations, preferred stock, convertible bonds, and foreign bonds.

     The Portfolio's assets are divided into two components,"short" bonds with maturities (or average life) of 2 years or less, and "long" bonds with maturities of 20 years or more. The Portfolio invests in U.S. Government obligations and corporate fixed-income investments rated, at the time of purchase, within 1 of the 2 highest long-term rating categories, or that are unrated and determined by the adviser to be of comparable quality. During periods of falling prices, long bonds are sold to protect capital and limit losses. Conversely, when bond prices rise, long bonds are purchased. The dollar-weighted average maturity of the Portfolio may vary between 1 and 30 years.

Allocation Funds Prospectus 77

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     Portfolio Managers

     The Portfolio Managers identified below in connection with the Growth Balanced and Moderate Balanced Funds manage Portfolios that those Funds currently invest in, and not the Funds themselves. The Portfolios and Portfolio Managers that manage them are listed in each Fund's individual Fund description.

     William B. Bannick, CFA

     Growth Balanced Fund since 2003 Moderate Balanced Fund since 2003 Mr. Bannick joined Cadence in 1992 where he is a Managing Director and Senior Portfolio Manager. He has 18 years of investment experience and is a co-manager of the Large Cap Appreciation Portfolio. Mr. Bannick earned his BS in Physics from the University of Massachusetts and his MBA in Finance from Boston University.

     Galen G. Blomster, CFA

     Asset Allocation Fund since 2002
     Index Allocation Fund since 2002
     Mr. Blomster is a Principal with Wells Capital Management. He joined Wells Capital Management in 1998 as Vice President and Director of Research and simultaneously held his position as a portfolio manager at Norwest Investment Management until Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Mr. Blomster manages numerous portfolios for Wells Capital Management using asset allocation models that he developed, including the models used in managing the Asset Allocation Fund and Index Allocation Fund. He has worked in an investment management capacity for Norwest or its affiliates since 1977. Mr. Blomster earned his BS in Dairy and Food Sciences from the University of Minnesota and his MS and PhD in Applied Economics from Purdue University.

     Tasso H. Coin, Jr., CFA

     Growth Balanced Fund and its predecessor since 1995
     Moderate Balanced Fund and its predecessor since 1995
     Mr. Coin joined Peregrine in 1995 as a Senior Vice President. His responsibilities include overseeing the Small Company Value Portfolio. Prior to 1995, Mr. Coin was a research officer at Lord Asset Management. Mr. Coin earned his BA in Economics from Loyola University of Chicago.

     John S. Dale, CFA

     Growth Balanced Fund and its predecessor since 1989
     Moderate Balanced Fund and its predecessor since 1989
     Mr. Dale joined Peregrine in 1988 as a Senior Vice President and has managed large company growth portfolios since 1983. Prior to joining Peregrine, Mr. Dale had been associated with Norwest Bank and its affiliates since 1968. Mr. Dale earned his BA in Marketing from the University of Minnesota.

     Gary J. Dunn, CFA

     Growth Balanced Fund and its predecessor since 1989
     Moderate Balanced Fund and its predecessor since 1989
     Mr. Dunn joined Wells Capital Management in 1998 as Principal for its Equity Income Team. Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Mr. Dunn formerly was the Director of Institutional Investments of Norwest Investment Management. He has been associated with Norwest Bank or its affiliates as a Financial Analyst and Portfolio Manager since 1979. Mr. Dunn earned his BA in Economics from Carroll College.

78 Allocation Funds Prospectus

     Robert L. Fitzpatrick, CFA

     Growth Balanced Fund since 2004
     Moderate Balanced Fund since 2004
     Mr. Fitzpatrick joined Cadence in 1999 as a Senior Analyst for the computer hardware side of the Technology industry. Prior to joining Cadence, Mr. Fitzpatrick worked at Husic Capital Management in San Francisco and Patricof & Company in New York City. He began his career at Credit Lyonnais. Mr. Fitzpatrick earned is BA in Psychology and Government at Dartmouth College and his MBA from the Wharton School of Business.

     Gregory T. Genung, CFA

     Growth Balanced Fund since 2002
     Moderate Balanced Fund since 2002
     Mr. Genung co-manages certain of the Wells Fargo index mutual funds, private accounts and collective trust funds. Before joining the firm in 2001, he was a securities trader at Norwest Investment Services, Inc. since 1994. Earlier, he worked with Piper Capital Management, where he became senior advisory account administrator, specializing in mortgage-backed derivative products. Mr. Genung earned his bachelor's degrees in finance and economics from the University of Minnesota, Duluth.

     William D. Giese, CFA

     Growth Balanced Fund and its predecessor since 1994
     Moderate Balanced Fund and its predecessor since 1994
     Mr. Giese joined Peregrine in 1984 as a Senior Vice President and Portfolio Manager. His responsibilities include overseeing the Tactical Maturity Bond Portfolio. Mr. Giese has over 30 years of experience in fixed-income securities management. Mr. Giese earned his BS in Civil Engineering from the Illinois Institute of Technology and his MBA from the University of Michigan.

     Daniel J. Hagen, CFA

     Growth Balanced Fund since 2003
     Moderate Balanced Fund since 2003
     Mr. Hagen joined Peregrine in 1996 as a securities analyst on the Small Cap Equity team, and joined the portfolio management team in 2001. Prior to joining Peregrine, Mr. Hagen was a managing director and analyst at Piper Jaffray, where he was employed since 1983. Mr. Hagen earned his BS in Finance from the University of Minnesota.

     John Huber, CFA

     Growth Balanced Fund and its predecessor since 1998
     Moderate Balanced Fund and its predecessor since 1998
     Mr. Huber joined Galliard at the firm's inception in 1995 as a Portfolio Manager. Currently, Mr. Huber is highly involved with portfolio management, strategy, issue selection and trading. Mr. Huber oversees the Stable Income Portfolio and the Strategic Value Bond Portfolio and specializes in corporate and taxable municipal securities. Prior to joining Galliard, Mr. Huber was an Assistant Portfolio Manager with NIM. In addition, he previously served as a Senior Analyst in Norwest Bank's Capital Market Credit Group. Mr. Huber earned his BA in Communications from the University of Iowa and his MBA from the University of Minnesota.

                                                  Allocation Funds Prospectus 79

Portfolio Managers

--------------------------------------------------------------------------------

     Josephine Jimenez, CFA

     Growth Balanced Fund since 2003
     Moderate Balanced Fund since 2003

     Ms. Jimenez joined Wells Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital Management, Ms. Jimenez was a senior portfolio manager with Montgomery Asset Management, which she joined in 1991 to launch and manage the firm's emerging markets funds. In addition to managing the emerging markets strategies at Montgomery since 1992, Ms. Jimenez managed the Montgomery Emerging Markets Focus Fund since its inception in 1997. Ms. Jimenez received her MS degree from the Massachusetts Institute of Technology and her BS from New York University.

     Josef Lakonishok

     Growth Balanced Fund since 2003
     Moderate Balanced Fund since 2003
     Dr. Lakonishok has served as CEO, Partner and Portfolio Manager for LSV Asset Management since its founding in 1994. He co-manages the Overseas Portfolio. Dr. Lakonishok has more than 24 years of investment and research experience. Dr. Lakonishok earned his BA in Economics and Statistics and his MBA from Tel Aviv University and earned his MS and PhD in Business Administration from Cornell University.

     D. Kevin McCreesh, CFA

     Growth Balanced Fund since 2003
     Moderate Balanced Fund since 2003
     Mr. McCreesh joined Systematic in 1996. He is a senior portfolio manager and co-manages the firm's large and small/mid cap portfolios. Prior to joining Systematic, Mr. McCreesh served as equity portfolio manager at Mitchell Hutchens. Mr. McCreesh earned his BS in Geology from the University of Delaware and his MBA from Drexel University. He is a member of the Association for Investment Management and Research (AIMR) and the New York Society of Security Analysts (NYSSA).

     Jeffrey P. Mellas

     Asset Allocation Fund since 2003
     Index Allocation Fund since 2003
     Mr. Mellas joined Wells Capital Management in 2003 as Managing Director of Quantitative Asset Management and Portfolio Manager, with over 16 years of investment management experience. Prior to joining Wells Capital Management, Mr. Mellas was with Alliance Capital Management since 1995, as Vice President and Global Portfolio Strategist responsible for managing over $300 million in international pension assets. He was also the primary spokesperson for Alliance's domestic and international equity and fixed income strategies. Prior to joining Alliance, he was an associate group manager at Prudential Insurance. Mr. Mellas earned his BA in Economics from the University of Minnesota and his MBA in Finance and International Business from New York University. He also completed the International Management Program at Haute Etudes Commerciales, Paris, France.

     Richard Merriam, CFA

     Growth Balanced Fund and its predecessor since 1997
     Moderate Balanced Fund and its predecessor since 1997
     Mr. Merriam joined Galliard at the firm's inception in 1995. Currently, Mr. Merriam is a Managing Partner at Galliard. He is responsible for investment process and strategy. Mr. Merriam oversees the Strategic Value Bond Portfolio and Managed Fixed-Income Portfolios. Prior to joining Galliard, Mr. Merriam was Chief Investment Officer for Insight Management. Mr. Merriam earned his BA in Economics and English from the University of Michigan and his MBA from the University of Minnesota.

80 Allocation Funds Prospectus

--------------------------------------------------------------------------------

     Robert B. Mersky, CFA

     Growth Balanced Fund and its predecessor since 1989
     Moderate Balanced Fund and its predecessor since 1989
     Mr. Mersky is founder, President and a Portfolio Manager at Peregrine. In 1984, Mr. Mersky and five other Senior Portfolio Managers founded Peregrine. Mr. Mersky is responsible for Peregrine's Small Cap Equity style and oversees the Small Company Growth Portfolio. Mr. Mersky has actively managed small cap stocks since 1973. Prior to joining Peregrine, Mr. Mersky had been associated with Norwest Bank since 1968; and his responsibilities included Senior Research Analyst, Portfolio Manager, Director of Research and Chief Investment Officer. Mr. Mersky earned his BS in Accounting from the University of Minnesota.

     Ajay Mirza, CFA

     Growth Balanced Fund and its predecessor since 1998
     Moderate Balanced Fund and its predecessor since 1998
     Mr. Mirza joined Galliard at the firm's inception in 1995 as a Portfolio Manager and Mortgage Specialist. Mr. Mirza oversees the Managed Fixed-Income Portfolio and specializes in asset- and mortgage-backed securities. Prior to joining Galliard, Mr. Mirza was a research analyst at Insight Investment Management and at Lehman Brothers. Mr. Mirza earned his BE in Instrumentation from the Birla Institute of Technology (India), his MA in Economics from Tulane University, and his MBA from the University of Minnesota.

     Ronald M. Mushock, CFA

     Growth Balanced Fund since 2003
     Moderate Balanced Fund since 2003
     Mr. Mushock joined Systematic in 1997 as a portfolio manager. He currently co-manages the firm's large cap portfolios and maintains portfolio management responsibility for all mid and small/mid cap portfolios. Prior to joining Systematic, Mr. Mushock was an equity analyst with Standard and Poor's Equity Group. Mr. Mushock earned his BS in finance from Seton Hall University and his MBA from New York University. He is a member of the Association for Investment Management and Research(AIMR) and the New York Society of Security Analysts (NYSSA).

     Gary E. Nussbaum, CFA

     Growth Balanced Fund and its predecessor since 1990
     Moderate Balanced Fund and its predecessor since 1990
     Mr. Nussbaum joined Peregrine in 1990 as a Vice President and Portfolio Manager where he has managed large company growth portfolios. Mr. Nussbaum earned his BA in Finance and his MBA from the University of Wisconsin.

     Douglas G. Pugh, CFA

     Growth Balanced Fund and its predecessor since 1997
     Moderate Balanced Fund and its predecessor since 1997
     Mr. Pugh joined Peregrine in 1997 as a Senior Vice President. Mr. Pugh currently co-manages the Small Company Value Portfolio. Prior to 1997, Mr. Pugh was a Senior Equity Analyst and Portfolio Manager for Advantus Capital Management, an investment adviser firm. Mr. Pugh earned his BS in Finance and Business Administration from Drake University and his MBA from the University of Minnesota.

                                                  Allocation Funds Prospectus 81

Portfolio Managers

--------------------------------------------------------------------------------

     David L. Roberts, CFA

     Growth Balanced Fund and its predecessor since 1989
     Moderate Balanced Fund and its predecessor since 1989
     Mr. Roberts joined Wells Capital Management in 1998 as the Equity Income Managing Director and simultaneously held this position at Norwest Investment Management until Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Mr. Roberts joined Norwest Corporation in 1972 as a Securities Analyst. He became Assistant Vice President Portfolio Manager in 1980 and was promoted to Vice President in 1982. He earned his BA in Mathematics from Carroll College.

     Stephen S. Smith, CFA

     Growth Balanced Fund and its predecessor since 1997
     Moderate Balanced Fund and its predecessor since 1997
     Mr. Smith is Principal and Chief Executive Officer of the Smith Group. Mr. Smith manages the Disciplined Growth Portfolio. Prior to 1995, Mr. Smith previously served as Senior Portfolio Manager with NationsBank. Mr. Smith earned his BS in Industrial Engineering and his MBA from the University of Alabama.

     Jay H. Strohmaier

     Growth Balanced Fund since 2002
     Moderate Balanced Fund since 2002
     Mr. Strohmaier joined Peregrine in 1996 as a Senior Vice President. His responsibilities include managing the Tactical Maturity Bond Portfolio. Mr. Strohmaier has over 18 years of experience dealing with various investment strategies. He earned a BS in Agricultural Economics from Washington State University and his MS in Applied Economics from the University of Minnesota.

     Menno Vermeulen

     Growth Balanced Fund since 2003
     Moderate Balanced Fund since 2003
     Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst for LSV Asset Management since 1995 and as a Partner for LSV Asset Management since 1998. He co-manages the Overseas Portfolio. Mr. Vermeulen has more than 12 years of investment experience. Mr. Vermeulen earned his MS in Econometrics at Erasmus University at Rotterdam.

     Robert W. Vishny

     Growth Balanced Fund since 2003
     Moderate Balanced Fund since 2003
     Dr. Vishny has served as Partner and Portfolio Manager for LSV Asset Management since its founding in 1994. He co-manages the Overseas Portfolio. Dr. Vishny has more than 17 years of investment and research experience. Dr. Vishny earned his AB with the highest distinction in Economics, Mathematics , and Philosophy from the University of Michigan and his PhD in Economics from the Massachusetts Institute of Technology.

     Paul E. von Kuster, CFA

     Growth Balanced Fund and its predecessor since 1989
     Moderate Balanced Fund and its predecessor since 1989
     Mr. von Kuster joined Peregrine in 1984 as a Senior Vice President and Portfolio Manager. He currently co-manages the Small Company Growth Portfolio. Mr. von Kuster earned his BA in Philosophy from Princeton University.

82 Allocation Funds Prospectus

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     Laurie R. White

     Growth Balanced Fund and its predecessor since 1996
     Moderate Balanced Fund and its predecessor since 1996
     Ms. White has been with Wells Fargo & Company and its predecessors in an investment management capacity since 1990. Ms. White joined Wells Capital Management in 1998 as a Managing Director and simultaneously was a Director for Reserve Asset Management at Norwest Investment Management (since 1997) until Wells Capital Management and Norwest Investment Management combined investment management services under the Wells Capital Management name in 1999. Ms. White currently co-manages certain of the Wells Fargo indexed mutual funds, private accounts and collective trust funds. Ms. White earned her BA in Political Science from Carleton College and her MBA from the University of Minnesota.

     Sabrina Yih, CFA

     Growth Balanced Fund since 2001
     Moderate Balanced Fund since 2001
     Ms. Yih joined Wells Capital Management from the Columbia Management Company, where she was a portfolio manager since December 1997. Over this period, her experience was focused on investing in Europe and Asia (exJapan), two of the Columbia International Stock Fund's largest regions. Prior to that time, she was a portfolio manager for the International Fund for high net worth individuals at Delphi Asset Management. Ms. Yih earned her BA in Economics from Mount Holyoke College, magna cum laude, in 1982, and her MBA from the J.L. Kellogg Graduate School of Management at Northwestern University in 1984. She is a member of the Association of Investment Management and Research (AIMR).

                                                  Allocation Funds Prospectus 83

Glossary
--------------------------------------------------------------------------------

We provide the following         ACH
definitions to assist you in
reading this Prospectus. For a   Refers to the "Automated Clearing House" system
more complete understanding of   maintained by the Federal Reserve Bank, which
these terms you should consult   banks use to process checks, transfer funds and
your investment professional.    perform other tasks.

                                 American Depositary Receipts ("ADRs")

                                 Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

                                 Asset-Backed Securities

                                 Securities consisting of an undivided
                                 fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

                                 Below Investment-Grade

                                 Securities rated BB or lower by S&P or Ba or lower by Moody's Investor Services, or that may be unrated securities or securities considered to be "high risk."

                                 Business Day

                                 Any day the New York Stock Exchange is open is a business day for the Funds.

                                 Capital Appreciation, Capital Growth

                                 An increase in the value of a security. See also "total return."

                                 Capitalization

                                 When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company's size and is sometimes referred to as "market capitalization."

                                 Current Income

                                 Earnings in the form of dividends or interest as opposed to capital growth. See also "total return."

                                 Debt Securities

                                 Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment has been sold separately.

                                 Derivatives

                                 Securities whose values are derived in part from the value of another security or index. An example is a stock option.

                                 Distributions

                                 Distributions of net investment income,
                                 realized capital gain and/or capital made by a Fund on its shares.

                                 Diversified

                                 A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of a Fund's total assets. Non-diversified funds are not required to comply with these investment policies.

84 Allocation Funds Prospectus

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     Duration

     A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

     Emerging Markets

     Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

     FDIC

     The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

     Gateway Fund

     A Fund that invests its assets in one or more master portfolios or other Funds of Wells Fargo Funds, instead of directly in securities, to achieve its investment objective. Gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of a larger pool of assets.

     Illiquid Security

     A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

     Liquidity

     The ability to readily sell a security at a fair price.

     Money Market Instruments

     High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

     Mortgage-Backed Securities

     Securities that represent an ownership interest in mortgage loans made by financial institutions to finance a borrower's real estate purchase. These loans are packaged by issuers for sale to investors. As the underlying mortgage loans are paid by borrowers, the investors receive payments of interest and principal.

     Net Asset Value ("NAV")

     The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

     Non-U.S. Securities

     Non-U.S. Securities are securities: (1) issued by companies with their principal place of business or principal office in a country other than the U.S.; (2) issued by companies for which the principal securities trading market is a country other than the U.S.; or (3) issued by companies regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in a country other than the U.S. or that have at least 50% of their assets in countries other than the U.S.

                                                  Allocation Funds Prospectus 85

--------------------------------------------------------------------------------

     Options

     An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the market price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

     Public Offering Price ("POP")

     The NAV with the sales load added.

     Repurchase Agreement

     An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

     Russell 2000 Index

     An index comprised of the 2000 smallest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 2000 is considered a "small cap" index.

     Selling Agent

     A firm who has an agreement with the Funds' distributor that allows it to sell a Fund's shares.

     Shareholder Servicing Agent

     Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

     Signature Guarantee

     A guarantee given by a financial institution that has verified the identity of the maker of the signature.

     S&P, S&P 500 Index

     Standard and Poor's, a nationally recognized statistical ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

     Statement of Additional Information

     A document that supplements the disclosure made in the Prospectus.

     Taxpayer Identification Number

     Usually the social security number for an individual or the Employer Identification Number for a corporation.

     Total Return

     The annual return on an investment, including any appreciation or decline in share value. Total return calculations assume reinvestment of all dividends and capital gains distributions, reflect fee waivers and exclude sales loads.

     Undervalued

     Describes a stock that is believed to be worth more than its current price.

     U.S. Government Obligations

     Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

86 Allocation Funds Prospectus

YOU MAY WISH TO REVIEW THE FOLLOWING
DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION    Write to:
                                       Wells Fargo Funds
supplements the disclosures made by    P.O. Box 8266
this Prospectus. The Statement of      Boston, MA 02266-8266; or
Additional Information has been
filed with the SEC and is
incorporated by reference into this    Visit the SEC's website at http:
Prospectus and is legally part of      //www.sec.gov
this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS             REQUEST COPIES FOR A FEE BY WRITING TO:
provide certain financial and other    SEC Public Reference Room Washington, DC
important information, including a     20549-6009; or by electronic request at
discussion of the market conditions    publicinfo@sec.gov Call: 1-800-SEC-0330
and investment strategies that         for details
significantly affected Fund
performance over the reporting
period.

THESE DOCUMENTS ARE AVAILABLE FREE     ADDITIONAL SERVICES QUESTIONS CAN BE
OF CHARGE:                             ANSWERED BY CALLING YOUR INVESTMENT
Call: 1-800-222-8222 or visit our      PROFESSIONAL
website at www.wellsfargofunds.com

P001 (2/04) ICA Reg. No. 811-09253
#529380

             -----------------------------------------------------
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
             -----------------------------------------------------

[GRAPHIC]

Printed on Recycled Paper

                                                                 WELLS
                                                                 FARGO

                                                                 FUNDS

     [GRAPHIC]

     Wells Fargo Allocation Funds

                                          Prospectus

                                          Asset Allocation Fund

                                          Growth Balanced Fund

                                          Moderate Balanced Fund

                                          Strategic Growth Allocation Fund

                                          Strategic Income Fund

                                          Institutional Class




Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


                                                  February 1, 2004

                                              This page intentionally left blank

Table of Contents                                                          Allocation Funds
Overview                           Objectives and Principal Strategies                    4

Important summary information      Summary of Important Risks                             6
about the Funds.
                                   Performance History                                    8

                                   Summary of Expenses                                   14

The Funds                          Key Information                                       16

Important information about        Asset Allocation Fund                                 18
the individual Funds.
                                   Growth Balanced Fund                                  20

                                   Moderate Balanced Fund                                26

                                   Strategic Growth Allocation Fund                      32

                                   Strategic Income Fund                                 38

                                   Additional Strategies and
                                    General Investment Risks                             44

                                   Organization and Management
                                    of the Funds                                         49

Your Investment                    Your Account                                          54

How to open an account and            How to Buy Shares                                  55
how to buy, sell and exchange
Fund shares.                          How to Sell Shares                                 56

                                      Exchanges                                          57

Reference                          Other Information                                     58

Additional information and term    Description of Master Portfolios                      60
definitions.
                                   Portfolio Managers                                    64

                                   Glossary                                              70


Allocation Funds Overview

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

   FUND                            OBJECTIVE

   Asset Allocation Fund           Seeks long-term total return, consistent with
                                   reasonable risk.

   Growth Balanced Fund            Seeks a combination of current income and
                                   capital appreciation by diversifying
                                   investments in stocks and bonds.

   Moderate Balanced Fund          Seeks a combination of current income and
                                   capital appreciation by diversifying
                                   investments in stocks, bonds and other fixed income securities.

   Strategic Growth Allocation     Seeks capital appreciation with a secondary
   Fund                            emphasis on current income.

   Strategic Income Fund           Seeks a combination of current income and
                                   capital appreciation by diversifying
                                   investments in bonds, other fixed income investments and stocks.


4     Allocation Funds Prospectus

PRINCIPAL STRATEGIES

The Fund invests in equity and fixed income securities with an emphasis on equity securities. The Fund does not select individual securities for investment, rather, it buys substantially all of the securities of various indexes to replicate such indexes. The Fund invests the equity portion of its assets in common stocks to replicate the S&P 500 Index, and invests the fixed income portion of its assets in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Treasury Index. We seek to maintain a 95% or better performance correlation with the respective indexes, before fees and expenses, regardless of market conditions. The Fund's "neutral" target allocation is 60% equity securities and 40% fixed income securities.

The Fund is a gateway fund that invests in fixed income and equity master portfolios with an emphasis on equity portfolios. The Fund's "neutral" target allocation is 65% equity securities and 35% fixed income securities, and it uses a "multi-style" approach designed to minimize the risk of investing in a single investment style. The equity portion and the fixed income portion of the Fund's portfolio each use various investment styles.

The Fund is a gateway fund that invests in fixed income and equity master portfolios with an emphasis on fixed income portfolios. The Fund's "neutral" target allocation is 60% fixed income securities and 40% equity securities, and it uses a "multi-style" approach designed to minimize the risk of investing in a single investment style. The equity portion and the fixed income portion of the Fund's portfolio each use various investment styles.

The Fund is a gateway fund that is designed for investors seeking to invest in equity securities with limited exposure to fixed income securities. The Fund's "neutral" target allocation is 80% equity securities and 20% fixed income securities, and it uses a "multi-style" approach designed to minimize the risk of investing in a single investment style. The equity portion and the fixed income portion of the Fund's portfolio each use various investment styles.

The Fund is a gateway fund that is designed for investors seeking to invest in fixed income securities with limited exposure to equity securities. The Fund's "neutral" target allocation is 80% fixed income securities and 20% equity securities, and it uses a "multi-style" approach designed to minimize the risk of investing in a single investment style. The equity portion and the fixed income portion of the Fund's portfolio each use various investment styles.



                                                  Allocation Funds Prospectus  5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

..   the individual Fund descriptions beginning on page 18;

..   the "Additional Strategies and General Investment Risks" section beginning on page 44; and

..   the Funds' Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

  COMMON RISKS FOR THE FUNDS

  Equity Securities

  The Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund's portfolio. Certain types of stocks and certain individual stocks selected for a Fund's portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as "undervalued" using a value style approach will perform as expected. Generally, the larger the company the less volatile and more liquid its stock.

  Small Company Securities

  Certain Funds invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than large company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

  Foreign Investments

  Certain Funds make foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts ("ADRs") and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

  Debt Securities

  The Funds invest in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase,

6   Allocation Funds Prospectus

 COMMON RISKS FOR THE FUNDS
 which will reduce the resale value of instruments in a Fund's portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

 FUND                        SPECIFIC RISKS

                             The Fund is subject to the "Equity Securities" and
                             "Debt Securities" risks described under "Common
 Asset Allocation Fund       Risks for the Funds" on page 6. Fund assets that
                             track performance of an index do so whether the index rises or falls.

                             The Fund is primarily subject to the risks
 Growth Balanced Fund        described under "Common Risks for the Funds" on
                             page 6.

                             The Fund is primarily subject to the "Debt
                             Securities,""Equity Securities" and "Foreign
                             Investments" risks described under "Common Risks
                             for the Funds" on page 6. The Strategic Value Bond
                             Portfolio in which the Fund invests may invest in
                             debt securities that are in low or below
                             investment-grade categories, or are unrated or in
                             default at the time of purchase (sometimes referred
 Moderate Balanced Fund      to as "junk bonds"). Such debt securities have a
                             much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers.
                             Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

 Strategic Growth            The Fund is primarily subject to the risks
 Allocation Fund             described under "Common Risks for the Funds" on
                             page 6.

                             The Fund is primarily subject to the "Debt
                             Securities" and "Equity Securities" risks described
                             under "Common Risks for the Funds" on page 6. The
                             Strategic Value Bond Portfolio in which the Fund
                             invests may invest in debt securities that are in
                             low or below investment-grade categories, or are
                             unrated or in default at the time of purchase
                             (sometimes referred to as "junk bonds"). Such debt
 Strategic Income Fund       securities have a much greater risk of default (or
                             in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers.
                             Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

                                                 Allocation Funds Prospectus   7

Performance History

     The following information shows you how each Fund has performed and illustrates the variability of a Fund's returns over time. Each Fund's average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of appropriate broad-based indexes.

     Please remember that past performance is no guarantee of future results.

     Asset Allocation Fund Institutional Class Calendar Year Returns/1/

     [GRAPHIC]

     '94            (2.82)%
     '95            29.18%
     '96            11.65%
     '97            22.01%
     '98            25.58%
     '99             9.49%
     '00             0.98%
     '01            (7.20)%
     '02           (12.81)%
     '03            22.50%


     Best Qtr.: Q4 '98 . 16.09%              Worst Qtr.: Q3 '02 . (12.38)%

     8    Allocation Funds Prospectus

    The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

    Average annual total returns

    for the period ended 12/31/03            1 year   5 years   10 years

    Institutional Class Returns Before
       Taxes (Incept. 11/8/99)/1/             22.50%   1.85%      8.94%

    Institutional Class Returns After
       Taxes on Distributions                 21.01%  (0.15)%     6.38%

    Institutional Class Returns After
       Taxes on Distributions and
       Sale of Fund Shares                    14.57%   0.74%      6.48%

    S&P 500 Index (reflects no
       deduction for expenses or taxes)/2/    28.67%  (0.57)%    11.06%

    LB 20+ Treasury Index (reflects no
       deduction for expenses or taxes)/3/     1.80%   6.17%      7.94%

    /1/ Performance shown for periods prior to the inception of this Institutional Class reflects the performance of the Class A shares, adjusted to reflect the fees and expenses of the Institutional Class.
    /2/ S&P 500 is a registered trademark of Standard & Poor's.
    /3/ Lehman Brothers 20+ Treasury Index.

                                                  Allocation Funds Prospectus  9

     Performance History

     Growth Balanced Fund Institutional Class Calendar Year Returns/1/

     [GRAPHIC]

     '94             (0.14)%
     '95              23.25%
     '96              14.25%
     '97              20.77%
     '98              22.45%
     '99              12.38%
     '00               7.82%
     '01              (2.94)%
     '02             (15.74)%
     '03              23.54%

     Best Qtr.: Q4 '98 . 16.86%          Worst Qtr.: Q3 '02 . (15.61)%


     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     Average annual total returns

     for the period ended 12/31/03                   1 year   5 years   10 years

     Institutional Class Returns Before
        Taxes (Incept. 11/11/94)/1/                  23.54%     4.13%     9.79%

     Institutional Class Returns After
        Taxes on Distributions                       22.58%     2.60%     8.23%

     Institutional Class Returns After
        Taxes on Distributions and
        Sale of Fund Shares                          15.29%     2.76%     7.78%

     S&P 500 Index (reflects no
        deduction for expenses or taxes)/2,4/        28.67%    (0.57)%   11.06%

     LB Aggregate Bond Index
        (reflects no deduction for
        expenses or taxes)/3/                         4.10%     6.62%     6.95%

     /1/ Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class.The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
     /2/  S&P 500 is a registered trademark of Standard & Poor's.
     /3/  Lehman Brothers Aggregate Bond Index.
     /4/ Standard & Poor's, S&P, S&P 500 Index, Standard & Poor's 500, and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.

     10   Allocation Funds Prospectus

     Moderate Balanced Fund Institutional Class Calendar Year Returns/1/

     [GRAPHIC]

     '94               0.42%
     '95              18.36%
     '96              10.11%
     '97              16.00%
     '98              16.74%
     '99               8.03%
     '00               9.52%
     '01               0.71%
     '02              (7.97)%
     '03              15.66%

     Best Qtr.: Q4 '98 . 10.19%          Worst Qtr.: Q3 '02 . (9.06)%

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     Average annual total returns

     for the period ended 12/31/03                   1 year   5 years   10 years

     Institutional Class Returns Before
        Taxes (Incept. 11/11/94)/1/                  15.66%     4.87%     8.44%

     Institutional Class Returns After
        Taxes on Distributions                       14.11%     2.77%     6.43%

     Institutional Class Returns After
        Taxes on Distributions and
        Sale of Fund Shares                          10.17%     3.02%     6.22%

     S&P 500 Index (reflects no
        deduction for expenses or taxes)/2,4/        28.67%    (0.57)%   11.06%

     LB Aggregate Bond Index
        (reflects no deduction for
        expenses or taxes)/3/                         4.10%     6.62%     6.95%

     /1/ Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class.The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
     /2/  S&P 500 is a registered trademark of Standard & Poor's.
     /3/  Lehman Brothers Aggregate Bond Index.
     /4/ Standard & Poor's, S&P, S&P 500 Index, Standard & Poor's 500, and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.

                                                Allocation Funds Prospectus   11

     Performance History

     Strategic Growth Allocation Fund Institutional Class Calendar Year Returns

     [GRAPHIC]

     '98              24.21%
     '99              15.59%
     '00               5.07%
     '01              (5.84)%
     '02             (19.44)%
     '03              27.05%

      Best Qtr.: Q4 '98 . 20.01%          Worst Qtr.: Q3 '02 . (18.70)%


     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     Average annual total returns
                                                                         Life of
     for the period ended 12/31/03                    1 year   5 years     Fund

     Institutional Class Returns Before
        Taxes (Incept. 12/02/97)                      27.05%     3.20%     6.37%

     Institutional Class Returns After
        Taxes on Distributions                        26.51%     2.53%     5.75%

     Institutional Class Returns After
        Taxes on Distributions and
        Sale of Fund Shares                           17.57%     2.37%     5.16%

     S&P 500 Index (reflects no
        deduction for expenses or taxes)/1,3/         28.67%    (0.57)%    4.02%

     LB Aggregate Bond Index
        (reflects no deduction for
        expenses or taxes)/2/                          4.10%     6.62%     7.04%

     /1/  S&P 500 is a registered trademark of Standard & Poor's.
     /2/  Lehman Brothers Aggregate Bond Index.
     /3/ Standard & Poor's, S&P, S&P 500 Index, Standard & Poor's 500, and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.

     12  Allocation Funds Prospectus

     Strategic Income Fund Institutional Class Calendar Year Returns/1/

     [GRAPHIC]

     '94               0.49%
     '95              15.11%
     '96               7.99%
     '97              13.23%
     '98              12.44%
     '99               4.44%
     '00              10.22%
     '01               3.29)%
     '02              (1.48)%
     '03               9.31%

      Best Qtr.: Q2 '97 . 6.21%             Worst Qtr.: Q3 '02 . (3.36)%


     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     Average annual total returns

     for the period ended 12/31/03                   1 year   5 years   10 years

     Institutional Class Return Before
        Taxes (Incept. 11/11/94)/1/                   9.31%     5.07%     7.37%

     Institutional Class Returns After
        Taxes on Distributions                        8.05%     3.11%     5.38%

     Institutional Class Returns After
        Taxes on Distributions and
        Sale of Fund Shares                           6.05%     3.18%     5.19%

     S&P 500 Index (reflects no
        deduction for expenses or taxes)/2,4/        28.67%    (0.57)%   11.06%

     LB Aggregate Bond Index
        (reflects no deduction for
        expenses or taxes)/3/                         4.10%     6.62%     6.95%

     /1/ Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class.The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
     /2/  S&P 500 is a registered trademark of Standard & Poor's.
     /3/  Lehman Brothers Aggregate Bond Index.
     /4/ Standard & Poor's, S&P, S&P 500 Index, Standard & Poor's 500, and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.

                                                  Allocation Funds Prospectus 13

Allocation Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service, or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                      All Funds
                                                                      ---------

Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                                     None
Maximum deferred sales charge (load) (as a percentage
of the Net Asset Value ("NAV") at purchase)                             None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)/1/

                                          Asset Allocation     Growth Balanced
                                                Fund                Fund
                                                ----                ----
Management Fees                                 0.75%               0.83%
Distribution (12b-1) Fees                       0.00%               0.00%
Other Expenses/2/                               0.46%               0.22%
TOTAL ANNUAL FUND OPERATING EXPENSES            1.21%               1.05%
Fee Waivers                                     0.31%               0.10%
NET EXPENSES/3/                                 0.90%               0.95%

                                             Moderate Balanced    Strategic Growth   Strategic Income
                                                  Fund            Allocation Fund          Fund
                                                  ----            ---------------          ----
Management Fees                                   0.80%               0.85%               0.77%
Distribution (12b-1) Fees                         0.00%               0.00%               0.00%
Other Expenses/2/                                 0.23%               0.28%               0.23%
TOTAL ANNUAL FUND OPERATING EXPENSES              1.03%               1.13%               1.00%
Fee Waivers                                       0.13%               0.13%               0.15%
NET EXPENSES/3/                                   0.90%               1.00%               0.85%

/1/ Expenses for gateway funds include expenses allocated from the master portfolios in which each such Fund invests.
/2/ Other expenses may include expenses payable to affiliates of Wells Fargo & Company. Other expenses for the Strategic Income Fund have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
/3/ The adviser has committed through January 31, 2005 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

14 Allocation Funds Prospectus

                                                             Summary of Expenses

EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The example assumes a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

                              Asset Allocation      Growth Allocation
                                   Fund                    Fund
                                   ----                    ----
  1 YEAR                          $   92                  $  97
  3 YEARS                         $  353                  $ 324
  5 YEARS                         $  635                  $ 570
 10 YEARS                         $1,438                  $1,274

               Moderate Balanced       Strategic Growth       Strategic Income
                    Fund               Allocation Fund             Fund
                    ----               ---------------             ----
  1 YEAR           $   92                  $  102                 $   87
  3 YEARS          $  315                  $  346                 $  303
  5 YEARS          $  556                  $  610                 $  538
 10 YEARS          $1,248                  $1,363                 $1,211

                                                  Allocation Funds Prospectus 15

Key Information

    In this Prospectus, "we" generally refers to Wells Fargo Funds Trust (the "Trust") or Wells Fargo Funds Management, LLC ("Funds Management"), the Funds' investment adviser. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

    Master/Gateway(SM) Structure
    Some of the Funds in this Prospectus are gateway funds in a Master/Gateway(SM) structure. In this structure, a gateway fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of Wells Fargo Funds whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolio(s). Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

    Important information you should look for as you decide to invest in a Fund:
    The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

    Investment Objective and Investment Strategies
    The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

     .  what the Fund is trying to achieve;

     .  how we intend to invest your money; and

     . what makes the Fund different from the other Funds offered in this Prospectus.

    Permitted Investments
    A summary of each Fund's key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning "80% of the Fund's assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

    Important Risk Factors
    Describes the key risk factors for each Fund, and includes risks described in the "Summary of Important Risks" and "Additional Strategies and General Investment Risks" sections.

    Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

16 Allocation Funds Prospectus

                                              This page intentionally left blank

Asset Allocation Fund

  Portfolio Managers: Galen G. Blomster, CFA; Jeffrey P. Mellas

  Investment Objective

  The Asset Allocation Fund seeks long-term total return, consistent with reasonable risk.

  Investment Strategies

  The Fund invests in equity and fixed income securities with an emphasis on equity securities. The Fund does not select individual securities for investment, rather, it buys substantially all of the securities of various indexes to replicate such indexes. The Fund invests the equity portion of its assets in common stocks to replicate the S&P 500 Index, and invests the fixed income portion of its assets in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Treasury Index. The Fund's "neutral" target allocation is 60% equity securities and 40% fixed income securities.

  We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund's target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.

  Permitted Investments

  The asset classes we invest in are:

  . Stock Investments--We invest this portion of the Fund in common stocks to replicate the S&P 500 Index. We do not individually select common stocks on the basis of traditional investment analysis. Instead, we invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index; and

  . Bond Investments--We invest this portion of the Fund in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Treasury Index. Bonds in this index have remaining maturities of twenty years or more.

  We seek to maintain a 95% or better performance correlation with the respective indexes, before fees and expenses, regardless of market conditions. The Fund uses futures contracts to implement target allocation changes recommended by the asset allocation model.

  The percentage of Fund assets that we invest in different asset classes may temporarily deviate from the Fund's target allocations due to changes in market values. The adviser rebalances the Fund when the Fund's actual allocations deviate by a specified percentage from the target allocations.

  Important Risk Factors

  The Fund is subject to the "Equity Securities" and "Debt Securities" risks described under "Common Risks for the Funds" on page 6. Fund assets that track the performance of an index do so whether the index rises or falls.

  You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 44. These considerations are all important to your investment choice.

18 Allocation Funds Prospectus

                                                            Financial Highlights

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING

                                                     INSTITUTIONAL CLASS SHARES--
                                                     COMMENCED ON NOVEMBER 8, 1999

                                                    ----------------------------------------------------
                                                     Sept. 30,    Sept. 30,     Sept. 30,     Sept. 30,
  For the period ended:                                 2003         2002         2001          2000
                                                    ----------------------------------------------------
Net asset value, beginning of period                  $ 14.99      $ 18.72      $ 24.37        $ 23.18
Income from investment operations:
     Net investment income (loss)                        0.33         0.32         0.46           0.50
     Net realized and unrealized gain (loss)
        on investments                                   2.56        (2.50)       (3.98)          1.15
Total from investment operations                         2.89        (2.18)       (3.52)          1.65
Less distributions:
     Dividends from net investment income               (0.35)       (0.32)       (0.36)         (0.46)
     Distributions from net realized gain                0.00        (1.23)       (1.77)          0.00
Total distributions                                     (0.35)       (1.55)       (2.13)         (0.46)
Net asset value, end of period                        $ 17.53      $ 14.99      $ 18.72       $  24.37
Total return/1/                                         19.38%      (13.09)%     (15.57)%         7.14%
Ratios/supplemental data:
     Net assets, end of period (000s)                 $18,214      $14,529      $17,515       $ 20,822
Ratios to average net assets3:
     Ratio of expenses to average net assets             0.91%        0.97%        1.00%          0.99%
     Ratio of net investment income (loss) to
        average net assets                               2.04%        1.89%        1.70%          2.21%
Portfolio turnover                                         15%          23%          54%            37%
Ratio of expenses to average net assets
     prior to waived fees and reimbursed
     expenses/2, 3/                                      1.22%        1.15%        1.12%          1.03%

/1/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/3/ Ratios shown for periods of less than one year are annualized.

                                                  Allocation Funds Prospectus 19

Growth Balanced Fund

     Investment Objective

     The Growth Balanced Fund seeks to provide a combination of current income and capital appreciation by diversifying investments in stocks and bonds.

     Investment Strategies

     The Fund is a gateway fund that invests in fixed income and equity master portfolios with an emphasis on equity portfolios. The Fund's "neutral" target allocation is 65% equity securities and 35% fixed income securities, and it uses a "multi-style" approach designed to minimize the risk of investing in a single investment style."Style" means either an approach to selecting investments, or a type of investment. We currently invest in 14 master portfolios.

     We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund's target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.

     Permitted Investments

     We invest the equity portion of the portfolio in different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. We invest the fixed income portion of the portfolio in different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund's investments.

     The percentage of Fund assets that we invest in different master portfolios may temporarily deviate from the Fund's target allocations due to changes in market values. The adviser rebalances the Fund when the Fund's actual allocations deviate by a specified percentage from the target allocations. Under normal circumstances, we invest at least 25% of the Fund's total assets in fixed income securities. When market conditions are not "normal", as determined by the model, the Fund's target allocation may be as low as 20% in fixed income securities, and these conditions may last for extended periods of time. The Fund uses futures contracts to implement target allocation changes recommended by the asset allocation model.

     We may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

     Target Allocations

                            Neutral Target Allocation   Target Allocation Ranges

     Equity Styles                      65%                        50-80%

     Fixed Income Styles                35%                        20-50%

20 Allocation Funds Prospectus

Portfolio Allocation
The Fund's "neutral" portfolio allocations are currently as follows:

Investment Style/Portfolios                  Allocation

Diversified Equity Style                      65%
      Index Portfolio                              16.25%
   Large Cap Value Style                                     16.25%
      Equity Income Portfolio                                 13.0%
      Large Cap Value Portfolio                               3.25%
   Large Cap Growth Style                          16.25%
      Disciplined Growth Portfolio                            3.25%
      Large Cap Appreciation Portfolio                       1.625%
      Large Company Growth Portfolio                        11.375%
   Small Cap Style                                   6.5%
      Small Cap Index Portfolio                               2.17%
      Small Company Growth Portfolio                         2.165%
      Small Company Value Portfolio                          2.165%
   International Style                              9.75%
      International Equity Portfolio                          7.31%
      Overseas Portfolio                                      2.44%
   Diversified Bond Style                     35%
      Managed Fixed Income Portfolio                          17.5%
      Strategic Value Bond Portfolio                          5.85%
      Tactical Maturity Bond Portfolio                       11.65%
   TOTAL FUND ASSETS                         100%

                                               Allocation Funds Prospectus   21

Growth Balanced Fund

     Portfolio Management

     Please see the "Description of Master Portfolios" section on page 60 for the objective and principal strategies of each portfolio, and the "Portfolio Managers" section on page 64 for the professional summaries for these managers.

     Master Portfolio                 Sub-Adviser            Portfolio Manager(s)
     Disciplined Growth               Smith                  Stephen S. Smith, CFA
     Equity Income                    Wells Capital          David L. Roberts, CFA and
                                      Management             Gary J. Dunn, CFA
     Index                            Wells Capital          Laurie R. White and
                                      Management             Gregory T. Genung, CFA
     International Equity             Wells Capital          Josephine Jimenez CFA and
                                      Management             Sabrina Yih, CFA
     Large Cap Appreciation           Cadence                William B. Bannick, CFA and
                                                             Robert L. Fitzpatrick, CFA
     Large Cap Value                  Systematic             D. Kevin McCreesh, CFA and
                                                             Ronald M. Mushock, CFA
     Large Company Growth             Peregrine              John S. Dale, CFA and
                                                             Gary E. Nussbaum, CFA
     Managed Fixed Income             Galliard               Richard Merriam, CFA and
                                                             Ajay Mirza, CFA
     Overseas                         LSV Asset              Josef Lakonishok
                                      Management             Robert W. Vishny and
                                                             Menno Vermeulen
     Small Cap Index                  Wells Capital          Laurie R. White and
                                      Management             Gregory T. Genung, CFA
     Small Company Growth             Peregrine              Robert B. Mersky, CFA;
                                                             Paul E. von Kuster, CFA and
                                                             Daniel J. Hagen, CFA
     Small Company Value              Peregrine              Tasso H. Coin, Jr., CFA and
                                                             Douglas G. Pugh, CFA
     Strategic Value Bond             Galliard               Richard Merriam, CFA and
                                                             John Huber, CFA
     Tactical Maturity Bond           Peregrine              William D. Giese, CFA and
                                                             Jay H. Strohmaier

     Important Risk Factors

     The Fund is primarily subject to the risks described under "Common Risks for the Funds" on page 6.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 44. These considerations are all important to your investment choice.

22 Allocation Funds Prospectus

                                              This page intentionally left blank

Growth Balanced Fund

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING

                                                         INSTITUTIONAL CLASS SHARES--
                                                         COMMENCED ON NOVEMBER 11, 1994

                                                              Sept. 30,        Sept. 30,
                                                                 2003             2002
                                                                 ----             ----
   For the period ended:
   Net asset value, beginning of period                         $    22.65      $    27.33

   Income from investment operations:
   Net investment income (loss)                                       0.35            0.44
   Net realized and unrealized gain (loss)
        on investments                                                3.80           (3.65)

   Total from investment operations                                   4.15           (3.21)
   Less distributions:
   Dividends from net investment income                              (0.46)          (0.29)
   Distributions from net realized gain                               0.00           (1.18)

   Total distributions                                               (0.46)          (1.47)

   Net asset value, end of period                               $    26.34      $    22.65

   Total return/4/                                                   18.53%         (12.85)%

   Ratios/supplemental data:

   Net assets, end of period (000s)                             $1,415,216      $1,075,256

   Ratios to average net assets/6/:

   Ratio of expenses to average net assets/2/                         0.94%           0.93%

   Ratio of net investment income (loss) to
        average net assets                                            1.69%           1.80%

   Portfolio turnover/3/                                                53%             48%

   Ratio of expenses to average net assets
        prior to waived fees and reimbursed
        expenses/2, 5, 6/                                             1.05%           1.05%

/1/ The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests. /3/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
/4/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/6/ Ratios shown for periods of less than one year are annualized.

24  Allocation Funds Prospectus

                                                            Financial Highlights

     Sept. 30,         Sept. 30           Sept. 30         May 31,
        2001             2000               1999/1/         1999
    ----------        ---------           --------        --------
    $    32.91        $   30.86           $  30.93        $  28.06
          0.57             0.69               0.19            0.60
         (3.43)            3.79              (0.26)           3.88
         (2.86)            4.48              (0.07)           4.48
         (0.69)           (0.62)              0.00           (0.58)
         (2.03)           (1.81)              0.00           (1.03)
         (2.72)           (2.43)              0.00           (1.61)
    $    27.33        $   32.91           $  30.86        $  30.93
         (9.59)%          15.14%             (0.23)%         16.38%
    $1,164,850        $1,065,362          $905,789        $850,503
          0.93%            0.93%              0.93%           0.93%
          2.16%            2.23%              2.05%           2.16%
            60%              56%                11%             49%
          0.97%            1.01%              1.14%           1.13%

                                                 Allocation Funds Prospectus  25

Moderate Balanced Fund

     Investment Objective

     The Moderate Balanced Fund seeks to provide a combination of current income and capital appreciation by diversifying investments in stocks, bonds and other fixed income securities.

     Investment Strategies

     The Fund is a gateway fund that invests in fixed income and equity master portfolios with an emphasis on fixed income portfolios. The Fund's "neutral" target allocation is 60% fixed income securities and 40% equity securities, and it uses a "multi-style" approach designed to minimize the risk of investing in a single investment style."Style" means either an approach to selecting investments, or a type of investment. We currently invest in 15 master portfolios.

     We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund's target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.

     Permitted Investments

     The equity portion of the Fund's portfolio uses different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. The fixed income portion of the Fund's portfolio uses different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund.

     The percentage of Fund assets that we invest in different styles may temporarily deviate from the Fund's target allocations due to changes in market values. The adviser rebalances the Fund when the Fund's actual allocations deviate by a specified percentage from the target allocations. Under normal circumstances, we invest at least 25% of the Fund's total assets in fixed income securities. The Fund uses futures contracts to implement target allocation changes recommended by the asset allocation model.

     We may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

     Target Allocations

                             Neutral Target Allocation  Target Allocation Ranges

     Equity Styles                           40%                     30-50%

     Fixed Income Styles                     60%                     50-70%

     26  Allocation Funds Prospectus

     Portfolio Allocation

     The Fund's "neutral" portfolio allocations are currently as follows:

     Investment Style/Portfolios                            Allocation

     Diversified Bond Style                               60%
          Managed Fixed Income Portfolio                         22.5%
          Stable Income Portfolio                                15.0%
          Strategic Value Bond Portfolio                          7.5%
          Tactical Maturity Bond Portfolio                       15.0%
     Diversified Equity Style                             10%
          Index Portfolio                                          10%
     Large Cap Value Style                                10%
          Equity Income Portfolio                                   8%
          Large Cap Value Portfolio                                 2%
     Large Cap Growth Style                               10%
          Disciplined Growth Portfolio                              2%
          Large Cap Appreciation Portfolio                          1%
          Large Company Growth Portfolio                            7%
     Small Cap Style                                       4%
           Small Cap Index Portfolio                             1.33%
           Small Company Growth Portfolio                        1.33%
           Small Company Value Portfolio                         1.34%
     International Style                                   6%
           International Equity Portfolio                         4.5%
           Overseas Portfolio                                     1.5%
     TOTAL FUND ASSETS                                   100%

                                                 Allocation Funds Prospectus  27

Moderate Balanced Fund

     Portfolio Management

     Please see the "Description of Master Portfolios" section on page 60 for the objective and principal strategies of these portfolios, and the "Portfolio Managers" section on page 64 for the professional summaries for these managers.

     Master Portfolio           Sub-Adviser        Portfolio Manager(s)

     Disciplined Growth         Smith              Stephen S. Smith, CFA
     Equity Income              Wells Capital      David L. Roberts, CFA and
                                Management         Gary J. Dunn, CFA
     Index                      Wells Capital      Laurie R. White and
                                Management         Gregory T. Genung, CFA
     International Equity       Wells Capital      Josephine Jimenez CFA and
                                Management         Sabrina Yih, CFA
     Large Cap Appreciation     Cadence            William B. Bannick, CFA and
                                                   Robert L. Fitzpatrick, CFA
     Large Cap Value            Systematic         D. Kevin McCreesh, CFA and
                                                   Ronald M. Mushock, CFA
     Large Company Growth       Peregrine          John S. Dale, CFA and
                                                   Gary E. Nussbaum, CFA
     Managed Fixed Income       Galliard           Richard Merriam, CFA and
                                                   Ajay Mirza, CFA
     Overseas                   LSV Asset          Josef Lakonishok
                                Management         Robert W. Vishny and
                                                   Menno Vermeulen
     Small Cap Index            Wells Capital      Laurie R. White and
                                Management         Gregory T. Genung, CFA
     Small Company Growth       Peregrine          Robert B. Mersky, CFA;
                                                   Paul E. von Kuster, CFA and
                                                   Daniel J. Hagen, CFA
     Small Company Value        Peregrine          Tasso H. Coin, Jr., CFA and
                                                   Douglas G. Pugh, CFA
     Stable Income              Galliard           John Huber, CFA
     Strategic Value Bond       Galliard           Richard Merriam, CFA and
                                                   John Huber, CFA
     Tactical Maturity Bond     Peregrine          William D. Giese, CFA
                                                   and Jay H. Strohmaier

     Important Risk Factors

     The Fund is primarily subject to the risks described under "Common Risks for the Funds" on page 6.

     The Strategic Value Bond Portfolio in which the Fund invests may invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (sometimes referred to as "junk bonds"). Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 44. These considerations are all important to your investment choice.

28    Allocation Funds Prospectus

                                              This page intentionally left blank

Moderate Balanced Fund

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING

                                                  INSTITUTIONAL CLASS SHARES--
                                                  COMMENCED ON NOVEMBER 11, 1994

                                                    Sept. 30,      Sept. 30,
                                                      2003           2002
                                                    ---------     ----------
For the period ended:

Net asset value, beginning of period                $   19.47     $    22.29

Income from investment operations:
     Net investment income (loss)                        0.44           0.56
     Net realized and unrealized gain (loss)
        on investments                                   2.02          (1.80)

Total from investment operations                         2.46          (1.24)

Less distributions:
     Dividends from net investment income               (0.64)         (0.54)
     Distributions from net realized gain               (0.20)         (1.04)

Total distributions                                     (0.84)         (1.58)

Net asset value, end of period                      $    21.09    $    19.47

Total return/4/                                         12.99%         (6.35)%

Ratios/supplemental data:
     Net assets, end of period (000s)               $ 512,460     $  459,248

Ratios to average net assets/6/:
     Ratio of expenses to average net assets/2/          0.89%          0.88%
     Ratio of net investment income (loss) to
        average net assets                               2.25%          2.55%

Portfolio turnover/3/                                      64%            61%

Ratio of expenses to average net assets
     prior to waived fees and reimbursed
     expenses/2,5,6/                                     1.03%          1.02%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
/4/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/6/  Ratios shown for periods of less than one year are annualized.

30    Allocation Funds Prospectus

                                                            Financial Highlights

       Sept. 30,              Sept. 30,           Sept. 30,            May 31,
         2001                   2000               1999/1/              1999
      ----------             ----------          ----------          ----------

      $   24.83              $   24.18           $   24.14           $    22.98
           0.76                   0.94                0.26                 0.75
          (1.17)                  1.79               (0.22)                1.94
          (0.41)                  2.73                0.04                 2.69
          (0.87)                 (0.83)               0.00                (0.75)
          (1.26)                 (1.25)               0.00                (0.78)
          (2.13)                 (2.08)               0.00                (1.53)
      $   22.29              $   24.83           $   24.18           $    24.14
          (1.98)%                11.98%               0.17%               12.02%
      $ 519,931              $ 524,214           $ 546,570           $  527,693
           0.88%                  0.88%               0.88%                0.88%
           3.37%                  3.58%               3.37%                3.26%
             69%                    58%                 11%                  53%
           0.93%                  0.96%               1.09%                1.09%

                                                 Allocation Funds Prospectus  31

Strategic Growth Allocation Fund

     Investment Objective

     The Strategic Growth Allocation Fund seeks to provide capital appreciation with a secondary emphasis on current income.

     Investment Strategies

     The Fund is a gateway fund that is designed for investors seeking to invest in equity securities with limited exposure to fixed income securities. The Fund's "neutral" target allocation is 80% equity securities and 20% fixed income securities, and it uses a "multi-style" approach designed to minimize the risk of investing in a single investment style."Style" means either an approach to selecting investments, or a type of investment. We currently invest in 14 master portfolios.

     We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund's target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.

     Permitted Investments

     The equity portion of the Fund's portfolio uses different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. The fixed income portion of the Fund's portfolio uses different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund.

     The percentage of the Fund's assets that we invest in different styles may temporarily deviate from the Fund's target allocations due to changes in market values. The adviser rebalances the Fund when the Fund's actual allocations deviate by a specified percentage from the target allocations. The Fund uses futures contracts to implement target allocation changes recommended by the asset allocation model.

     We may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

     Target Allocations Neutral    Target Allocation Target   Allocation Ranges

     Equity Styles                            80%                   65-95%

     Fixed Income Styles                      20%                    5-35%

32 Allocation Funds Prospectus

     Portfolio Allocation

     The Fund's "neutral" portfolio allocations are currently as follows:

     Investment Style/Portfolios                      Allocation

     Diversified Equity Style                         80%
            Index Portfolio                                     20%
        Large Cap Value Style                                   20%
            Equity Income Portfolio                                    16%
            Large Cap Value Portfolio                                   4%
        Large Cap Growth Style                                  20%
            Disciplined Growth Portfolio                                4%
            Large Cap Appreciation Portfolio                            2%
            Large Company Growth Portfolio                             14%
        Small Cap Style                                          8%
            Small Cap Index Portfolio                                2.67%
            Small Company Growth Portfolio                           2.67%
            Small Company Value Portfolio                            2.66%
        International Style                                     12%
            International Equity Portfolio                              9%
            Overseas Portfolio                                          3%
     Diversified Bond Style                           20%
        Managed Fixed-Income Portfolio                               10.0%
        Strategic Value Bond Portfolio                               3.33%
        Tactical Maturity Bond Portfolio                             6.67%
     TOTAL FUND ASSETS                                100%

                                                  Allocation Funds Prospectus 33

Strategic Growth Allocation Fund

     Portfolio Management

     Please see the "Description of Master Portfolios" section on page 60 for the objective and principal strategies for each portfolio, and the "Portfolio Managers" section on page 64 for the professional summaries for these managers.

     Master Portfolio              Sub-Adviser       Portfolio Manager(s)

     Disciplined Growth            Smith             Stephen S. Smith, CFA
     Equity Income                 Wells Capital     David L. Roberts, CFA and
                                   Management        Gary J. Dunn, CFA
     Index                         Wells Capital     Laurie R. White and
                                   Management        Gregory T. Genung, CFA
     International Equity          Wells Capital     Josephine Jimenez CFA and
                                   Management        Sabrina Yih, CFA
     Large Cap Appreciation        Cadence           William B. Bannick, CFA and
                                                     Robert L. Fitzpatrick, CFA
     Large Cap Value               Systematic        D. Kevin McCreesh, CFA and
                                                     Robert M. Mushock, CFA
     Large Company Growth          Peregrine         John S. Dale, CFA and
                                                     Gary E. Nussbaum, CFA
     Managed Fixed-Income          Galliard          Richard Merriam, CFA and
                                                     Ajay Mirza, CFA
     Overseas                      LSV Asset         Josef Lakonishok
                                   Management        Robert W. Vishny and
                                                     Menno Vermeulen
     Small Cap Index               Wells Capital     Laurie R. White and
                                   Management        Gregory T. Genung, CFA
     Small Company Growth          Peregrine         Robert B. Mersky, CFA;
                                                     Paul E. von Kuster, CFA and
                                                     Daniel J. Hagen, CFA
     Small Company Value           Peregrine         Tasso H. Coin, Jr., CFA and
                                                     Douglas G. Pugh, CFA
     Strategic Value Bond          Galliard          Richard Merriam, CFA and
                                                     John Huber, CFA
     Tactical Maturity Bond        Peregrine         William D. Giese, CFA
                                                     and Jay H. Strohmaier

     Important Risk Factors

     The Fund is primarily subject to the risks described under "Common Risks for the Funds" on page 6.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 44. These considerations are all important to your investment choice.

34 Allocation Funds Prospectus

                                              This page intentionally left blank

Strategic Growth Allocation Fund

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING

                                                   INSTITUTIONAL CLASS SHARES--
                                                   COMMENCED ON DECEMBER 2, 1997

                                                        Sept. 30,    Sept. 30,
For the period ended:                                     2003          2002
                                                        ---------    ---------
Net asset value, beginning of period                    $    9.91    $   12.02

Income from investment operations:
    Net investment income (loss)                             0.10         0.13
    Net realized and unrealized gain (loss)
      on investments                                         2.00        (2.03)

Total from investment operations                             2.10        (1.90)

Less distributions:
    Dividends from net investment income                    (0.16)       (0.11)
    Distributions from net realized gain                     0.00        (0.10)

Total distributions                                         (0.16)       (0.21)

Net asset value, end of period                          $   11.85    $    9.91

Total return/4/                                             21.36%      (16.22)%

Ratios/supplemental data:
    Net assets, end of period (000s)                    $ 131,760    $  78,673

Ratios to average net assets/6/:
    Ratio of expenses to average net assets/2/               1.00%        1.00%
    Ratio of net investment income (loss) to
      average net assets                                     1.20%        1.20%

Portfolio turnover/3/                                          43%          40%

Ratio of expenses to average net assets
      prior to waived fees and reimbursed
      expenses/2,5,6/                                        1.13%        1.08%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.

/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.

/3/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.

/4/ Total returns do not include any sales charges, and would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

/6/  Ratios shown for periods of less than one year are annualized.

36 Allocation Funds Prospectus

                                                            Financial Highlights

        Sept. 30,        Sept. 30,          Sept. 30,          May 31,
          2001             2000              1999/1/            1999
        ---------        ---------          ----------        --------
        $  14.78         $   12.89          $   12.93         $  11.04
            0.17              0.18               0.02             0.15
           (2.29)             1.85              (0.06)            1.83
           (2.12)        $    2.03              (0.04)            1.98
           (0.17)            (0.12)              0.00            (0.09)
           (0.47)            (0.02)              0.00             0.00
           (0.64)            (0.14)              0.00            (0.09)
        $  12.02         $   14.78          $   12.89         $  12.93
          (14.97)%           15.82%             (0.31)%          17.98%
        $ 82,908         $  90,334          $  65,011         $ 31,975
            1.00%             1.00%              1.00%            1.00%
            1.37%             1.40%              1.36%            1.34%
              49%               48%                12%              43%
            1.03%             1.17%              1.24%            1.36%

                                                  Allocation Funds Prospectus 37

Strategic Income Fund

     Investment Objective

     The Fund's investment objective is to provide a combination of current income and capital appreciation by diversifying investments in bonds, other fixed income investments, and stocks.

     Investment Strategies

     The Fund is a gateway fund that is designed for investors seeking to invest in fixed income securities with limited exposure to equity securities. The Fund's "neutral" target allocation is 80% fixed income securities and 20% equity securities, and it uses a "multi-style" approach designed to minimize the risk of investing in a single investment style."Style" means either an approach to selecting investments, or a type of investment. We currently invest in 15 master portfolios.

     We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund's target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.

     Permitted Investments

     The fixed income portion of the Fund's portfolio uses different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund's investments. The equity portion of the Fund's portfolio uses different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. Under normal circumstances, we invest at least 80% of the Fund's assets in income producing securities.

     The percentage of the Fund's assets that we invest in different styles may temporarily deviate from the Fund's target allocations due to changes in market values. The adviser rebalances the Fund when the Fund's actual allocations deviate by a specified percentage from the target allocations. The Fund uses futures contracts to implement target allocation changes recommended by the asset allocation model.

     We may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

     Target Allocations

                           Neutral Target Allocation    Target Allocation Ranges
     Equity Styles                      20%                       15-25%
     Fixed Income Styles                80%                       75-85%

38 Allocation Funds Prospectus

     Portfolio Allocation

     The Fund's "neutral" portfolio allocations are currently as follows:

     Investment Style/Portfolios                    Allocation

     Diversified Bond Style                         80%
            Managed Fixed Income Portfolio                    27.5%
            Stable Income Portfolio                           25.0%
            Strategic Value Bond Portfolio                    9.18%
            Tactical Maturity Bond Portfolio                 18.32%
     Diversified Equity Style                        5%
            Index Portfolio                                      5%
        Large Cap Value Style                        5%
            Equity Income Portfolio                              4%
            Large Cap Value Portfolio                            1%
        Large Cap Growth Style                       5%
            Disciplined Growth Portfolio                      1.00%
            Large Cap Appreciation Portfolio                  0.50%
            Large Company Growth Portfolio                    3.50%
        Small Cap Style                              2%
            Small Cap Index Portfolio                         0.67%
            Small Company Growth Portfolio                    0.67%
            Small Company Value Portfolio                     0.66%
        International Style                          3%
            International Equity Portfolio                    2.25%
            Overseas Portfolio                                0.75%
     TOTAL FUND ASSETS                             100%

                                                 Allocation Funds Prospectus  39

Strategic Income Fund

     Portfolio Management

     Please see the "Description of Master Portfolios" section on page 60 for the objective and principal strategies for each Fund, and the "Portfolio Managers" section on page 64 for the professional summaries for these managers.

     Master Portfolio            Sub-Adviser      Portfolio Manager(s)

     Disciplined Growth          Smith            Stephen S. Smith, CFA
     Equity Income               Wells Capital    David L. Roberts, CFA and
                                 Management       Gary J. Dunn, CFA
     Index                       Wells Capital    Laurie R. White
                                 Management       and Gregory T. Genung, CFA
     International Equity        Wells Capital    Josephine Jimenez CFA
                                 Management       and Sabrina Yih, CFA
     Large Cap Appreciation      Cadence          William B. Bannick, CFA
                                                  and Robert L. Fitzpatrick, CFA
     Large Cap Value             Systematic       D. Kevin McCreesh, CFA and
                                                  Robert M. Mushock, CFA
     Large Company Growth        Peregrine        John S. Dale, CFA and
                                                  Gary E. Nussbaum, CFA
     Managed Fixed Income        Galliard         Richard Merriam, CFA and
                                                  Ajay Mirza, CFA
     Overseas                    LSV Asset        Josef Lakonishok
                                 Management       Robert W. Vishny and
                                                  Menno Vermeulen
     Small Cap Index             Wells Capital    Laurie R. White
                                 Management       and Gregory T. Genung, CFA
     Small Company Growth        Peregrine        Robert B. Mersky, CFA;
                                                  Paul E. von Kuster, CFA and
                                                  Daniel J. Hagen, CFA
     Small Company Value         Peregrine        Tasso H. Coin, Jr., CFA and
                                                  Douglas G. Pugh, CFA
     Stable Income               Galliard         John Huber, CFA
     Strategic Value Bond        Galliard         Richard Merriam, CFA and
                                                  John Huber, CFA
     Tactical Maturity Bond      Peregrine        William D. Giese, CFA
                                                  and Jay H. Strohmaier

40  Allocation Funds Prospectus

     Important Risk Factors

     The Fund is primarily subject to the "Debt Securities" and "Equity Securities" risks described under "Common Risks for the Funds" on page 6.

     The Strategic Value Bond Portfolio in which the Fund invests may invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (sometimes referred to as "junk bonds"). Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" beginning on page 44. These considerations are all important to your investment choice.

                                                 Allocation Funds Prospectus  41

Strategic Income Fund

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING

                                                  INSTITUTIONAL CLASS SHARES--
                                                  COMMENCED ON NOVEMBER 11, 1994

                                                               ----------------------------
                                                                  Sept. 30,     Sept. 30,
                                                                    2003          2002
                                                               ----------------------------
For the period ended:

Net asset value, beginning of period                           $    18.42     $    19.92

Income from investment operations:
Net investment income (loss)                                         0.46           0.61
Net realized and unrealized gain (loss)
   on investments                                                    1.00          (0.75)

Total from investment operations                                     1.46          (0.14)

Less distributions:
Dividends from net investment income                                (0.60)         (0.78)
Distributions from net realized gain                                (0.05)         (0.58)

Total distributions                                                 (0.65)         (1.36)

Net asset value, end of period                                 $    19.23     $    18.42
Total return/4/                                                      8.17%         (0.89)%
Ratios/supplemental data:
   Net assets, end of period (000s)                            $  381,254     $  288,610
Ratios to average net assets/6/:
   Ratio of expenses to average net assets/2/                        0.82%          0.80%
   Ratio of net investment income (loss) to
     average net assets                                              2.78%          3.23%
Portfolio turnover/3/                                                  73%            71%
Ratio of expenses to average net assets
   prior to waived fees and reimbursed expenses/2,5,6/               0.97%          1.00%

/1/ The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests. /3/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
/4/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/6/ Ratios for periods of less than one year are annualized.

42 Allocation Funds Prospectus

                                                            Financial Highlights

------------------------------------------------------
 Sept. 30,     Sept. 30,      Sept. 30,      May 31,
   2001          2000          1999/1/        1999
------------------------------------------------------

$   20.44     $   20.06      $   19.98      $   19.56

     0.84          0.95           0.29           0.82

    (0.06)         0.86          (0.21)          0.81

     0.78          1.81           0.08           1.63

    (0.93)        (0.88)          0.00          (0.84)
    (0.37)        (0.55)          0.00          (0.37)

    (1.30)        (1.43)          0.00          (1.21)

$   19.92     $   20.44      $   20.06      $   19.98
     3.89%         9.52%          0.40%          8.45%

$ 301,041     $ 268,386      $ 267,158      $ 263,328

     0.80%         0.80%          0.80%          0.80%

     4.34%         4.69%          4.32%          4.22%
       77%           62%            11%            54%

     0.90%         0.94%          1.05%          1.04%

                                                  Allocation Funds Prospectus 43

Additional Strategies and General Investment Risks

     Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

     Each Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, to either maintain liquidity. Each Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

     Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the "Summary of Important Risks" section on page 6. Other risks of mutual fund investing include the following:

     . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

     .  We cannot guarantee that a Fund will meet its investment objective.

     . We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

     . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

     . An investment in a single Fund, by itself, does not constitute a complete investment plan.

     . The "Strategic" and "Balanced" Funds are subject to leverage risk, which is the risk that some relatively smaller transactions may multiply smaller market movements into larger changes in a Fund's NAV. This risk may occur when a Fund makes investments in derivatives, such as options or futures contracts.

     . The Funds that invest in smaller companies, foreign companies (including investments made through ADRs and similar investments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund's investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

     . The Funds may use various derivative instruments, such as options or futures contracts. The term "derivatives" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

     . The Funds, except the Asset Allocation Fund, may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association ("GNMAs"), the Federal National Mortgage Association ("FNMAs") and the Federal Home Loan Mortgage Corporation ("FHLMCs"). Some of these obligations are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the duration of the securities and also reduce the rate of return on the portfolio. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of U.S. Government obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government and the U.S. Government's guarantee does not extend to the Funds themselves.

44 Allocation Funds Prospectus

     What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

     Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

     Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

     Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

     Emerging Market Risk--The additional risks associated with emerging markets, as defined in the glossary, including that they may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

     Foreign Investment Risk--The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign investments may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

     Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

     Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

     Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

     Market Risk--The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

                                                  Allocation Funds Prospectus 45

Additional Strategies and General Investment Risks

     Prepayment/Extension Risk--The risk that prepayment rates on mortgage loans or other receivables will be higher or lower than expected which can alter the duration of a mortgage-backed security, increase interest risk and reduce rates of return.

     Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely effect an investment.

     Small Company Investment Risk--The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more dramatically in response to selling pressure.

     In addition to the general risks discussed above and under "Summary of Important Risks," you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

46    Allocation Funds Prospectus

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices.

Remember, each Fund is designed to meet different investment needs and objectives.

                                                                                                      STRAGETIC
                                                                         ASSET     GROWTH   MODERATE   GROWTH     STRAGETIC
                                                                      ALLOCATION  BALANCED  BALANCED  ALLOCATION   INCOME
INVESTMENT PRACTICE                           PRINCIPAL RISK(S)

Borrowing Policies
The ability to borrow money for temporary     Leverage Risk               .           .        .          .           .
purposes (e.g. to meet shareholder
redemptions).

Emerging Markets
Securities of companies based in countries    Emerging Market,
considered developing or to have "emerging"   Foreign Investment                      .        .          .
stock markets. Generally, these securities    Regulatory, Liquidity
have the same type of risks as foreign        and Currency Risk
securities, but to a higher degree.

Floating and Variable Rate Debt
Instruments with interest rates that are      Interest Rate and                       .        .          .           .
adjusted either on a schedule or when an      Credit Risk
index or benchmark changes.

Foreign Obligations
Debt securities of non-U.S. companies,        Foreign Investment,
foreign banks, foreign governments, and       Regulatory and                          .        .          .
other foreign entities.                       Liquidity Risk

Foreign Securities
Equity securities issued by a non-U.S.        Foreign Investment,
company, which may be in the form of an ADR   Regulatory, Liquidity                   .        .          .
or similar investment.                        and Currency Risk

Forward Commitment, When-Issued and Delayed
Delivery Transactions
Securities bought or sold for delivery at a   Interest Rate,
later date or bought or sold for a fixed      Leverage and                .           .        .          .           .
price at a fixed date.                        Credit Risk

High Yield Securities
Debt securities of lower quality that         Interest Rate and
produce generally higher rates of return.     Credit Risk
These securities, sometimes referred to as
"junk bonds," tend to be more sensitive to                                                     .                      .
economic conditions, more volatile, and less
liquid, and are subject to greater risk of
default.

Illiquid Securities
A security which may not be sold or disposed  Liquidity Risk
of in the ordinary course of business within                              .           .        .          .           .
seven days at the value determined by the
Fund. Limited to 15% of net assets.

                                                 Allocation Funds Prospectus  47

Additional Strategies and General Investment Risks

                                                                                                      STRAGETIC
                                                                         ASSET     GROWTH   MODERATE   GROWTH     STRAGETIC
                                                                      ALLOCATION  BALANCED  BALANCED  ALLOCATION   INCOME
INVESTMENT PRACTICE                           PRINCIPAL RISK(S)

Loan Participations
Debt obligations that represent a portion of  Credit Risk
a larger loan made by a bank. Credit Risk
Generally sold without guarantee or                                                                                  .
recourse, some participations sell at a
discount because of the borrower's credit
problems.

Loans of Portfolio Securities
The practice of loaning securities to         Credit Counter-
brokers, dealers and financial Credit,        Party and Leverage
Counter-Party institutions to increase        Risk
return on those securities. Loans may be                                   .          .        .         .           .
and Leverage Risk made up to 1940 Act limits
(currently one-third of total assets,
including the value of collateral received).

Mortgage- and Asset-Backed Securities
Securities consisting of undivided            Interest Rate,
fractional interests in pools of consumer     and Prepayment/                         .        .         .           .
loans, such as mortgage loans, car loans,     Extension Risk
credit card debt or receivables held in trust.

Options
The right to buy or sell a security at an     Credit, Leverage
agreed upon price at a specified time. Types  and Liquidity
of specified time. Types of options used may  Risk                         .          .        .         .           .
include: options on securities, options on a
stock index and options on stock index
futures to protect liquidity and portfolio
value.

Other Mutual Funds
Investments by the Fund in shares of other    Market Risk
mutual funds, which Market Risk will cause
Fund shareholders to bear a pro rata portion                               .          .        .         .           .
of the other fund's expenses, in addition to
the expenses paid by the Fund.

Privately Issued Securities
Securities that are not publicly traded but   Liquidity Risk               .          .        .         .           .
which may or may not be resold in accordance
with Rule 144A under the Securities Act of
1933.

Repurchase Agreements
A transaction in which the seller of a        Credit and
security agrees to buy back a security at an  Counter-Party Risk           .          .        .         .           .
agreed upon time and price, usually with
interest.

Small Company Securities
Investments in small companies, which may be  Small Company
less liquid and more volatile than            Investment, Market                      .                  .
investments in larger companies.              and Liquidity Risk

Stripped Obligations
Securities that give ownership to either      Interest Rate Risk
future payments of interest or a future
payment of principal, but not both. These                                             .                              .
securities tend to have greater interest
rate sensitivity than conventional debt.

48    Allocation Funds Prospectus

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how their service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust ("the Board") supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders it may change service providers.

                                BOARD OF TRUSTEES

                        Supervises the Funds' activities

        INVESTMENT ADVISER                                   CUSTODIAN

  Wells Fargo Funds Management, LLC            Wells Fargo Bank, N.A.
  525 Market St., San Francisco, CA            6th & Marquette, Minneapolis, MN
  Manages the Funds' investment activities     Provides safekeeping for the
                                               Funds'assets

                             INVESTMENT SUB-ADVISER

                      Wells Capital Management Incorporated
                               525 Market Street
                                San Francisco, CA
                Responsible for day-to-day portfolio management

                                  TRANSFER                    SHAREHOLDER
   ADMINISTRATOR                   AGENT                       SERVICING
                                                                 AGENTS

  Wells Fargo Funds         Boston Financial Data            Various Agents
  Management, LLC           Services, Inc.
  525 Market St.            Two Heritage Dr.
  San Francisco, CA         Quincy, MA

  Manages the               Maintains records                Provide services
  Funds' business           of shares and                    to customers
  activities                supervises the payment
                            of dividends

                   FINANCIAL SERVICES FIRMS AND SELLING AGENTS

        Advise current and prospective shareholders on Fund investments

                                  SHAREHOLDERS

                                                  Allocation Funds Prospectus 49

Organization and Management of the Funds

     The Investment Adviser

     Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds' adviser is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under "Management Fees" in the front of this Prospectus. As of September 30, 2003, Funds Management managed over $72 billion in mutual fund assets.

     The Growth Balanced, Moderate Balanced, Strategic Growth Allocation and Strategic Income Funds are gateway funds that invest in various master portfolios. Funds Management is entitled to receive an investment advisory fee of 0.25% on an annual basis of each Fund's average daily net assets for providing advisory services to each Fund, including the determination of the asset allocations of each Fund's investments in the various master portfolios. Funds Management also acts as the adviser to, and is entitled to receive a fee from, the master portfolios. The total amount of investment advisory fees paid to Funds Management as a result of a Fund's investments varies depending on the Fund's allocation of assets among the various master portfolios.

     Dormant Investment Advisory Arrangements

     Under the investment advisory contract for the Funds, Funds Management acts as investment adviser for gateway fund assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive any compensation under this arrangement as long as a gateway fund invests substantially all of its assets in one or more master portfolios. If a gateway fund redeems assets from a master portfolio and invests them directly, in a portfolio, Funds Management receives an investment advisory fee from the gateway fund for the management of those assets.

     Each gateway fund has a similar "dormant" sub-advisory arrangement with some or all of the sub-advisers that advise the master portfolio(s) in which a gateway fund invests. Under these arrangements, if a gateway fund redeems assets from a master portfolio and invests them directly using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund's assets formerly invested in the master portfolio.

     The Sub-Advisers

     Wells Capital Management Incorporated ("Wells Capital Management"), an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for all the Funds, and in this capacity is responsible for the day-to-day investment management activities of these Funds. Wells Capital Management also is the sub-adviser for the Index, Equity Income, Small Cap Index and International Equity Portfolios in which the gateway funds invest a portion of their assets. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of September 30, 2003, Wells Capital Management managed assets aggregating in excess of $116 billion.

     Cadence Capital Management ("Cadence"), a wholly owned subsidiary of Allianz A.G., located at 265 Franklin Street, Boston, Massachusetts 02110, is the investment sub-adviser for the Large Cap Appreciation Portfolio. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Cadence is a registered investment adviser that provides investment management

50 Allocation Funds Prospectus
     services to pension plans, endowments, mutual funds and individual investors. As of September 30, 2003, Cadence managed approximately $5.1 billion in assets.

     Galliard Capital Management, Inc. ("Galliard"), located at LaSalle Plaza, 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55479, is the investment sub-adviser for the Stable Income, Strategic Value Bond and Managed Fixed Income Portfolios. In this capacity, it is responsible for the day-to-day investment management of these portfolios. Galliard is a registered investment adviser that provides investment advisory services to bank and thrift institutions, pension and profit sharing plans, trusts and charitable organizations and corporate and other business entities. As of September 30, 2003, Galliard managed approximately $15.8 billion in assets.

     LSV Asset Management (LSV), located at One Walker Drive, Suite 4000, Chicago, IL 60606 is the investment sub-adviser for the Overseas Portfolio. In this capacity, it is responsible for the day-today investment management of the portfolio. LSV is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans. As of September 30, 2003, LSV managed over $14.7 billion in assets.

     Peregrine Capital Management, Inc. ("Peregrine"), a wholly owned subsidiary of Wells Fargo & Company located at LaSalle Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55402, is the investment sub-adviser for the Large Company Growth, Small Company Growth, Small Company Value and Tactical Maturity Bond Portfolios. In this capacity, it is responsible for the day-to-day investment management of these portfolios. Peregrine is a registered investment adviser that provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) plans, foundations and endowments. As of September 30, 2003, Peregrine managed approximately $11.6 billion in assets.

     Smith Asset Management Group, L.P. ("Smith Group"), located at 200 Crescent Court, Suite 850, Dallas, Texas 75201, is the investment sub-adviser for the Disciplined Growth Portfolio and is responsible for the day-to-day investment management of this portfolio. Smith Group is a registered investment adviser that provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net-worth individuals using a disciplined equity style. As of September 30, 2003, the Smith Group managed over $777 million in assets.

     Systematic Financial Management ("Systematic"), located at 300 Frank W. Burr Boulevard, Glenpointe East, Teaneck, NJ 07666 is the sub-investment adviser for the Large Cap Value Portfolio. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Systematic is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans. As of September 30, 2003, Systematic managed over $5.7 billion in assets.

     The sub-advisers are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser.

     The Administrator

     Funds Management provides the Funds with administrative services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund's business.

                                                  Allocation Funds Prospectus 51

Organization and Management of the Funds

     Shareholder Servicing Plan

     We have a shareholder servicing plan for the Institutional Class shares of the Asset Allocation Fund. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, the Institutional Class pays an annual fee of 0.10% of its average daily net assets.

     The Transfer Agent

     Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Funds.

52 Allocation Funds Prospectus

                                              This page intentionally left blank

Your Account

     This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

     Pricing Fund Shares

     . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form. The price of Fund shares is based on a Fund's NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

     . Each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the securities trades on an exchange ("closing price"), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"). If no NOCP is available, the securities are valued at the last reported sales price, and if there is no sale, they are valued based on the latest quoted bid prices. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the latest closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market price is still reliable and, if not, what fair market value to assign to the security. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the o Statement of Additional Information for further disclosure.

     . We determine the NAV of each Fund's shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"), which is usually 4:00 p.m.(ET). We determine the NAV by subtracting each Fund class's liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

     . We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests received in proper form before this time are processed the same day. Requests received after the cutoff are processed the next business day.

     . The Funds are open for business on each day the NYSE is open for business. NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

54 Allocation Funds Prospectus

                                                               How to Buy Shares

     Minimum Investments

     Institutions are required to make a minimum initial investment of $2,000,000 per Fund. There are no minimum subsequent investment requirements so long as your Institution maintains account balances at or above the minimum initial investment amount. Minimum initial investment requirements may be waived for certain Institutions.

     Typically, Institutional Class shares are bought and held on your behalf by the Institution through which you are investing. Investors interested in purchasing Institutional Class shares of the Funds should contact an account representative at their Institution and should understand the following:

     . Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

     . Institutions are usually the holders of record of Institutional Class shares held through Customer Accounts and maintain records reflecting their customers' beneficial ownership of the shares;

     . Institutions are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

     . Institutions are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds;

     . Institutions may charge their customers account fees and may receive significant fees from us with respect to investments their customers have made with the Funds; and

     . All purchases must be made with U.S. dollars and all checks must be drawn on U.S. banks.

     . In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on an account: full name, date of birth, Social Security number, and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day's NAV.

                                                  Allocation Funds Prospectus 55

Your Account                                                  How to Sell Shares

     Institutional Class shares must be redeemed in accordance with the account agreement governing your Customer Account at the Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

     GENERAL NOTES FOR SELLING SHARES

     . We will process requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the cutoff time are processed on the same business day.

     . Redemption proceeds are usually wired to the redeeming Institution the following business day.

     . If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan.There may be special requirements that supersede the directions in this Prospectus.

     . We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through ACH have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

     . Generally, we pay redemption requests in cash, unless the redemption request is for more than the lesser of $250,000 or 1% of the net assets of the Fund by a single shareholder over a ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, we may pay all or part of the redemption in securities of equal value.

56 Allocation Funds Prospectus

                                                                       Exchanges

     Exchanges between Wells Fargo Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

     . You should carefully read the prospectus for the Fund into which you wish to exchange.

     . In general, exchanges may be made between like share classes of any Wells Fargo Fund offered to the general public for investments.

     . Every exchange involves selling Fund shares that may produce a capital gain or loss for tax purposes.

     . The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from market timing and excessive trading activity. Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, Funds Management monitors available trading information and may temporarily suspend or permanently terminate purchase or exchange privileges from investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive would depend on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved.

     . If you are making an initial investment into a new fund through an exchange, you must exchange at least the minimum first purchase amount for the new fund, unless your balance has fallen below that amount due to market conditions.

     Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

     Contact your account representative for further details.

                                                  Allocation Funds Prospectus 57

Other Information

     Income and Gain Distributions

     The Growth Balanced, Moderate Balanced, Strategic Growth Allocation and Strategic Income Funds make distributions of any net investment income and realized capital gains at least annually. The Asset Allocation Fund makes distributions of any net investment income at least quarterly and realized capital gains at least annually. Contact your Institution for distribution options.

     Remember, distributions have the effect of reducing NAV per share by the amount distributed.

     Taxes

     The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional income tax information.

     We will pass on to a Fund's shareholder substantially all of the Fund's net investment income and realized capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

     Under recent changes to the Internal Revenue Code, an individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund's long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund's sales and exchanges after May 5, 2003. Also, if you're an individual Fund shareholder, your distributions attributable to dividends received by the Fund from taxable U.S. and certain foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares and by the Fund for its stock producing such dividends. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

     Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

     If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

     Your redemptions (including redemptions in-kind) and exchanges of Fund shares will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain instances, losses realized on the redemption or exchange of Fund shares may be disallowed.

     Fund shareholders may be subject to back-up withholding.

58 Allocation Funds Prospectus

     Request for Multiple Copies of Shareholder Documents

     To help keep fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call your customer account representative.

                                                  Allocation Funds Prospectus 59

Description of Master Portfolios

PORTFOLIO                  OBJECTIVE

Disciplined Growth         The Portfolio seeks capital appreciation by investing
Portfolio                  primarily in common stocks of larger companies.

Equity Income Portfolio    The Portfolio seeks long-term capital appreciation
                           and above-average dividend income.

Index Portfolio            The Portfolio seeks to replicate the return of the
                           S&P 500 Index.

International Equity       The Portfolio seeks total return, with an emphasis on
Portfolio                  capital appreciation,over the long-term by investing
                           in equity securities of non-U.S. companies.

Large Cap Appreciation     The Portfolio seeks long-term capital appreciation.
Portfolio

Large Cap Value            The Portfolio seeks long-term capital appreciation.
Portfolio

Large Company Growth       The Portfolio seeks long-term capital appreciation by
Portfolio                  investing primarily in large, high-quality domestic
                           companies that the adviser believes have superior growth potential.

Managed Fixed Income       The Portfolio seeks consistent fixed-income returns.
Portfolio

Overseas Portfolio         The Portfolio seeks long-term capital appreciation.

Small Cap Index Portfolio  The Portfolio seeks to replicate the total return of the S&P Small Cap 600 Index with minimum tracking error and to minimize transaction costs.

Small Company Growth       The Portfolio seeks long-term capital appreciation by
Portfolio                  investing in smaller domestic companies.

Small Company Value        The Portfolio seeks long-term capital appreciation.
Portfolio

Stable Income Portfolio    The Portfolio seeks stability of principal while
                           providing lower volatility total return.

60 Allocation Funds Prospectus

PRINCIPAL STRATEGIES

The Portfolio invests primarily in the common stocks of companies that, in the view of the adviser, possess above-average potential for growth. We invest in companies with average market capitalizations greater than $5 billion.

The Portfolio invests primarily in the common stocks of large, high-quality domestic companies that have above-average return potential based on current market valuations and above-average dividend income. We invest principally in securities of companies with market capitalizations of $3 billion or more.

Under normal circumstances, the Portfolio invests substantially in common stocks designed to replicate the holdings and weightings of the stocks comprising the S&P 500 Index.

The Portfolio invests in securities of companies in developed international and emerging market countries that we believe are both politically and economically stable.The Portfolio invests in the securities of at least five different countries other than the United States. We apply a fundamentals-driven, value-oriented analysis to identify companies with above-average potential for long-term growth and total return capabilities.

In making investment decisions for the Portfolio, we consider the 1,000 largest publicly traded companies in the U.S., screening the stocks in this universe for a series of growth and value criteria. We invest principally in securities of companies with market capitalizations of $3 billion or more.

The Portfolio invests in the common stocks of large U.S. companies. We select securities that we believe have strong fundamentals, compelling value characteristics (such as low price-to-earnings or price-to-book ratios), and demonstrate the potential for improved performance. We invest principally in securities of companies with market capitalizations of $3 billion or more.

The Portfolio invests primarily in large companies that have superior growth potential. We invest principally in securities of companies with market capitalizations of $3 billion or more.

The Portfolio invests in a diversified portfolio of fixed- and variable-rate U.S. dollar-denominated, fixed-income securities of a broad spectrum of U.S. and foreign issuers including U.S. Government obligations and the debt securities of financial institutions, corporations and others.

The Portfolio invests principally in non-U.S. securities. We select securities for the Portfolio by using a quantitative investment model which ranks securities based on measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). We invest in securities of companies with market capitalizations of $400 million or more.

Under normal circumstances, the Portfolio invests principally in securities representing the capitalization-weighted market value and composition of the S&P 600 Small Cap Index.

The Portfolio invests primarily in the common stock of small domestic companies that are either growing rapidly or completing a period of significant change. We invest principally in securities of companies with market capitalizations of $3 billion or less.

In making investment decisions for the Portfolio, we focus on securities that are conservatively valued in the marketplace relative to the stock of comparable companies, determined by price/earnings ratios, cash flows or other measures. We invest principally in securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization index whose range is expected to change frequently.

The Portfolio invests in short-term, investment-grade securities which include mortgage-backed securities and U.S. Government obligations. We invest in fixed and variable rate U.S. dollar-denominated fixed-income securities of U.S. and foreign issuers, including U.S. Government obligations and the debt securities of financial institutions, corporations, and others.

                                                  Allocation Funds Prospectus 61

Description of Master Portfolios

PORTFOLIO                              OBJECTIVE

Strategic Value Bond Portfolio         The Portfolio seeks total return by
                                       investing principally in income-producing securities.

Tactical Maturity Bond Portfolio       The Portfolio seeks positive total return
                                       each calendar year regardless of general bond market performance.

62 Allocation Funds Prospectus

PRINCIPAL STRATEGIES

The Portfolio invests in a broad range of debt securities in order to create a strategically diversified portfolio of fixed income investments. These investments include corporate bonds, mortgage- and other asset-backed securities, U.S. Government obligations, preferred stock, convertible bonds, and foreign bonds.

The Portfolio's assets are divided into two components, "short" bonds with maturities (or average life) of 2 years or less, and "long" bonds with maturities of 20 years or more. The Portfolio invests in U.S. Government obligations and corporate fixed income investments rated, at the time of purchase, within 1 of the 2 highest long-term rating categories, or that are unrated and determined by the adviser to be of comparable quality. During periods of falling prices, long bonds are sold to protect capital and limit losses. Conversely, when bond prices rise, long bonds are purchased. The dollar-weighted average maturity of the Portfolio may vary between 1 and 30 years.

                                                  Allocation Funds Prospectus 63

Portfolio Managers

     The Portfolio Managers identified below in connection with the Growth Balanced, Moderate Balanced, Strategic Growth Allocation and Strategic Income Funds manage Portfolios that those Funds currently invest in, and not the Funds themselves. The Portfolios and Portfolio Managers that manage them are listed in each Fund's individual Fund description.

     William B. Bannick, CFA

     Growth Balanced Fund since 2003
     Moderate Balanced Fund since 2003
     Strategic Growth Allocation Fund since 2003
     Strategic Income Fund since 2003
     Mr. Bannick joined Cadence in 1992 where he is a Managing Director and Senior Portfolio Manager. He has 18 years of investment experience and is a co-manager of the Large Cap Appreciation Portfolio. Mr. Bannick earned his BS in Physics from the University of Massachusetts and his MBA in Finance from Boston University.

     Galen G. Blomster, CFA

     Asset Allocation Fund since 2002
     Mr. Blomster is a Principal with Wells Capital Management. He joined Wells Capital Management in 1998 as a Vice President and Director of Research and simultaneously held his position as a portfolio manager at Norwest Investment Management until Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Mr. Blomster manages numerous portfolios for Wells Capital Management using asset allocation models that he developed, including the models used in managing the Asset Allocation Fund and Index Allocation Fund. He has worked in an investment management capacity for Norwest or its affiliates since 1977. Mr. Blomster earned his BS in Dairy and Food Sciences from the University of Minnesota and his MS and PhD in Applied Economics from Purdue University.

     Tasso H. Coin, Jr. CFA

     Growth Balanced Fund and its predecessor since 1995
     Moderate Balanced Fund and its predecessor since 1995
     Strategic Growth Allocation Fund and its predecessor since 1997 Strategic Income Fund and its predecessor since 1995
     Mr. Coin joined Peregrine in 1995 as a Senior Vice President. His responsibilities include overseeing the Small Company Value Portfolio. Prior to 1995, Mr. Coin was a research officer at Lord Asset Management. Mr. Coin earned his BA in economics from Loyola University of Chicago.

     John S. Dale, CFA

     Growth Balanced Fund and its predecessor since 1989
     Moderate Balanced Fund and its predecessor since 1989
     Strategic Growth Allocation Fund and its predecessor since 1997 Strategic Income Fund and its predecessor since 1989
     Mr. Dale joined Peregrine in 1988 as a Senior Vice President and has managed large company growth portfolios since 1983. Prior to joining Peregrine, Mr. Dale had been associated with Norwest Bank and its affiliates since 1968. Mr. Dale earned his BA in Marketing from the University of Minnesota.

     Gary J. Dunn, CFA

     Growth Balanced Fund and its predecessor since 1989
     Moderate Balanced Fund and its predecessor since 1989
     Strategic Growth Allocation Fund and its predecessor since 1997 Strategic Income Fund and its predecessor since 1989
     Mr. Dunn joined Wells Capital Management in 1998 as Principal for its Equity Income Team. Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Mr. Dunn formerly was the Director of

64 Allocation Funds Prospectus

     Institutional Investments of Norwest Investment Management. He has been associated with Norwest or its affiliates as a Financial Analyst and Portfolio Manager since 1979. Mr. Dunn earned his BA in Economics from Carroll College.

     Robert L. Fitzpatrick, CFA

     Growth Balanced Fund since 2004
     Moderate Balanced Fund since 2004
     Strategic Growth Allocation Fund since 2004
     Strategic Income Fund since 2004
     Mr. Fitzpatrick joined Cadence in 1999 as a Senior Analyst for the computer hardware side of the Technology industry. Prior to joining Cadence, Mr. Fitzpatrick worked at Husic Capital Management in San Francisco and Patricof & Company in New York City. He began his career at Credit Lyonnais. Mr. Fitzpatrick earned is BA in Psychology and Government at Dartmouth College and his MBA from the Wharton School of Business.

     Gregory T. Genung, CFA

     Growth Balanced Fund since 2002
     Moderate Balanced Fund since 2002
     Strategic Growth Allocation Fund since 2002
     Strategic Income Fund since 2002
     Mr. Genung co-manages certain of the Wells Fargo index mutual funds, private accounts and collective trust funds. Before joining the firm in 2001, he was a securities trader at Norwest Investment Services, Inc. since 1994. Earlier, he worked with Piper Capital Management, where he became senior advisory account administrator, specializing in mortgage-backed derivative products. Mr. Genung earned his bachelor's degrees in finance and economics from the University of Minnesota, Duluth.

     William D. Giese, CFA

     Growth Balanced Fund and its predecessor since 1994
     Moderate Balanced Fund and its predecessor since 1994
     Strategic Growth Allocation Fund and its predecessor since 1997 Strategic Income Fund and its predecessor since 1994
     Mr. Giese joined Peregrine in 1984 as a Senior Vice President and Portfolio Manager. His responsibilities include overseeing the Tactical Maturity Bond Portfolio. Mr. Giese has over 30 years of experience in fixed-income securities management. Mr. Giese earned his BS in Civil Engineering from the Illinois Institute of Technology and his MBA from the University of Michigan.

     Daniel J. Hagen, CFA

     Growth Balanced Fund since 2003
     Moderate Balanced Fund since 2003
     Strategic Growth Allocation Fund since 2003
     Strategic Income Fund since 2003
     Mr. Hagen joined Peregrine in 1996 as a securities analyst on the Small Cap Equity team, and joined the portfolio management team in 2001. Prior to joining Peregrine, Mr. Hagen was a managing director and analyst at Piper Jaffray, where he was employed since 1983. Mr. Hagen earned his BS in Finance from the University of Minnesota.

     John Huber, CFA

     Growth Balanced Fund and its predecessor since 1998
     Moderate Balanced Fund and its predecessor since 1998
     Strategic Growth Allocation Fund and its predecessor since 1998
     Strategic Income Fund and its predecessor since 1998
     Mr. Huber joined Galliard at the firm's inception in 1995 as a Portfolio Manager. Currently, Mr. Huber is highly involved with portfolio management, strategy, issue selection and trading. Mr. Huber oversees the Stable Income Portfolio and the Strategic Value Bond Portfolio and specializes in

                                                  Allocation Funds Prospectus 65

Portfolio Managers

     corporate and taxable municipal securities. Prior to joining Galliard, Mr. Huber was an Assistant Portfolio Manager with Norwest Investment Management. In addition, he previously served as a Senior Analyst in Norwest Bank's Capital Market Credit Group. Mr. Huber earned his BA in Communications from the University of Iowa and his MBA from the University of Minnesota.

     Josephine Jimenez, CFA

     Growth Balanced Fund since 2003
     Moderate Balanced Fund since 2003
     Strategic Growth Allocation Fund since 2003
     Strategic Income Fund since 2003
     Ms. Jimenez joined Wells Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital Management, Ms. Jimenez was a senior portfolio manager with Montgomery Asset Management, which she joined in 1991 to launch and manage the firm's emerging markets funds. In addition to managing the emerging markets strategies at Montgomery sine 1992, Ms. Jimenez managed the Montgomery Emerging Markets Focus Fund since its inception in 1997. Ms. Jimenez received her MS degree from the Massachusetts Institute of Technology and her BS from New York University.

     Josef Lakonishok

     Growth Balanced Fund since 2003
     Moderate Balanced Fund since 2003
     Strategic Growth Allocation Fund since 2003
     Strategic Income Fund since 2003
     Dr. Lakonishok has served as CEO, Partner and Portfolio Manager for LSV Asset Management since its founding in 1994. He co-manages the Overseas Portfolio. Dr. Lakonishok has more than 24 years of investment and research experience. Dr. Lakonishok earned his BA in Economics and Statistics and his MBA from Tel Aviv University and earned his MS and PhD in Business Administration from Cornell University.

     D. Kevin McCreesh, CFA

     Growth Balanced Fund since 2003
     Moderate Balanced Fund since 2003
     Strategic Growth Allocation Fund since 2003
     Strategic Income Fund since 2003
     Mr. McCreesh joined Systematic in 1996. He is a senior portfolio manager and co-manages the firm's large and small/mid cap portfolios. Prior to joining Systematic, Mr. McCreesh served as equity portfolio manager at Mitchell Hutchens. Mr. McCreesh earned his BS in Geology from the University of Delaware and his MBA from Drexel University. He is a member of the Association for Investment Management and Research (AIMR) and the New York Society of Security Analysts (NYSSA).

     Jeffrey P. Mellas

     Asset Allocation Fund since 2003
     Mr. Mellas joined Wells Capital Management in 2003 as Managing Director of Quantitative Asset Management and Portfolio Manager, with over 16 years of investment management experience. Prior to joining Wells Capital Management, Mr. Mellas was with Alliance Capital Management since 1995, as Vice President and Global Portfolio Strategist responsible for managing over $300 million in international pension assets. He was also the primary spokesperson for Alliance's domestic and international equity and fixed income strategies. Prior to joining Alliance, he was an associate group manager at Prudential Insurance. Mr. Mellas earned his BA in Economics from the University of Minnesota and his MBA in Finance and International Business from New York University. He also completed the International Management Program at Haute Etudes Commerciales Paris, France.

66 Allocation Funds Prospectus

     Richard Merriam, CFA

     Growth Balanced Fund and its predecessor since 1997
     Moderate Balanced Fund and its predecessor since 1997
     Strategic Growth Allocation Fund and its predecessor since 1997
     Strategic Income Fund and its predecessor since 1997
     Mr. Merriam joined Galliard at the firm's inception in 1995. Currently, Mr. Merriam is a Managing Partner at Galliard. He is responsible for investment process and strategy. Mr. Merriam oversees the Strategic Value Bond Portfolio and Managed Fixed-Income Portfolios. Prior to joining Galliard, Mr. Merriam was Chief Investment Officer for Insight Management. Mr. Merriam earned his BA in Economics and English from the University of Michigan and his MBA from the University of Minnesota.

     Robert B. Mersky, CFA

     Growth Balanced Fund and its predecessor since 1989
     Moderate Balanced Fund and its predecessor since 1989
     Strategic Growth Allocation Fund and its predecessor since 1997
     Strategic Income Fund and its predecessor since 1989
     Mr. Mersky is founder, President and a Portfolio Manager at Peregrine. In 1984, Mr. Mersky and five other Senior Portfolio Managers founded Peregrine. Mr. Mersky is responsible for Peregrine's Small Cap Equity style and oversees the Small Company Growth Portfolio. Mr. Mersky has actively managed small cap stocks since 1973. Prior to joining Peregrine, Mr. Mersky had been associated with Norwest Bank since 1968; and his responsibilities included Senior Research Analyst, Portfolio Manager, Director of Research and Chief Investment Officer. Mr. Mersky earned his BS in Accounting from the University of Minnesota.

     Ajay Mirza, CFA

     Growth Balanced Fund and its predecessor since 1998
     Moderate Balanced Fund and its predecessor since 1998
     Strategic Growth Allocation Fund and its predecessor since 1998
     Strategic Income Fund and its predecessor since 1998
     Mr. Mirza joined Galliard at the firm's inception in 1995 as a Portfolio Manager and Mortgage Specialist. Mr. Mirza oversees the Managed Fixed-Income Portfolio and specializes in mortgage-and asset-backed securities. Prior to joining Galliard, Mr. Mirza was a research analyst at Insight Investment Management and at Lehman Brothers. Mr. Mirza earned his BE in Instrumentation from the Birla Institute of Technology (India), his MA in Economics from Tulane University, and his MBA from the University of Minnesota.

     Ronald M. Mushock, CFA

     Growth Balanced Fund since 2003
     Moderate Balanced Fund since 2003
     Strategic Growth Allocation Fund since 2003
     Strategic Income Fund since 2003
     Mr. Mushock joined Systematic in 1997 as a portfolio manager. He currently co-manages the firm's large cap portfolios and maintains portfolio management responsibility for all mid and small/mid cap portfolios. Prior to joining Systematic, Mr. Mushock was an equity analyst with Standard and Poor's Equity Group. Mr. Mushock earned his BS in finance from Seton Hall University and his MBA from New York University. He is a member of the Association for Investment Management and Research (AIMR) and the New York Society of Security Analysts (NYSSA).

                                                Allocation Funds Prospectus   67

Portfolio Managers

     Gary E. Nussbaum, CFA

     Growth Balanced Fund and its predecessor since 1990
     Moderate Balanced Fund and its predecessor since 1990
     Strategic Growth Allocation Fund and its predecessor since 1997
     Strategic Income Fund and its predecessor since 1990
     Mr. Nussbaum joined Peregrine in 1990 as a Vice President and Portfolio Manager where he has managed large company growth portfolios. Mr. Nussbaum earned his BA in Finance and his MBA from the University of Wisconsin.

     Douglas G. Pugh, CFA

     Growth Balanced Fund and its predecessor since 1997
     Moderate Balanced Fund and its predecessor since 1997
     Strategic Growth Allocation Fund and its predecessor since 1997
     Strategic Income Fund and its predecessor since 1997
     Mr. Pugh joined Peregrine in 1997 as a Senior Vice President. Mr. Pugh currently co-manages the Small Company Value Portfolio. Prior to 1997, Mr. Pugh was a Senior Equity Analyst and Portfolio Manager for Advantus Capital Management, an investment adviser firm. Mr. Pugh earned his BS in Finance and Business Administration from Drake University and his MBA from the University of Minnesota.

     David L. Roberts, CFA

     Growth Balanced Fund and its predecessor since 1989
     Moderate Balanced Fund and its predecessor since 1989
     Strategic Growth Allocation Fund and its predecessor since 1997
     Strategic Income Fund and its predecessor since 1989
     Mr. Roberts joined Wells Capital Management in 1998 as the Equity Income Managing Director and simultaneously held this position at Norwest Investment Management until Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Mr. Roberts joined Norwest Corporation in 1972 as a Securities Analyst. He became Assistant Vice President Portfolio Manager in 1980 and was promoted to Vice President in 1982. He earned his BA in Mathematics from Carroll College.

     Stephen S. Smith, CFA

     Growth Balanced Fund and its predecessor since 1997
     Moderate Balanced Fund and its predecessor since 1997
     Strategic Growth Allocation Fund and its predecessor since 1997
     Strategic Income Fund and its predecessor since 1997
     Mr. Smith is Principal and Chief Executive Officer of the Smith Group. Mr. Smith manages the Disciplined Growth Portfolio. Prior to 1995, Mr. Smith previously served as Senior Portfolio Manager with NationsBank. Mr. Smith earned his BS in Industrial Engineering and his MBA from the University of Alabama.

     Jay H. Strohmaier

     Growth Balanced Fund since 2002
     Moderate Balanced Fund since 2002
     Strategic Growth Allocation Fund since 2002
     Strategic Income Fund since 2002
     Mr. Strohmaier joined Peregrine in 1996 as a Senior Vice President. His responsibilities include managing the Tactical Maturity Bond Portfolio. Mr. Strohmaier has over 18 years of experience dealing with various investment strategies. He earned his BS in Agricultural Economics from Washington State University and his MS in Applied Economics from the University of Minnesota.

68   Allocation Funds Prospectus

     Menno Vermeulen

     Growth Balanced Fund since 2003
     Moderate Balanced Fund since 2003
     Strategic Growth Allocation Fund since 2003
     Strategic Income Fund since 2003
     Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst for LSV Asset Management since 1995 and as a Partner for LSV Asset Management since 1998. He co-manages the Overseas Portfolio. Mr. Vermeulen has more than 12 years of investment experience. Mr. Vermeulen earned his MS in Econometrics at Erasmus University at Rotterdam.

     Robert W. Vishny

     Growth Balanced Fund since 2003
     Moderate Balanced Fund since 2003
     Strategic Growth Allocation Fund since 2003
     Strategic Income Fund since 2003
     Dr. Vishny has served as Partner and Portfolio Manager for LSV Asset Management since its founding in 1994. He co-manages the Overseas Portfolio. Dr. Vishny has more than 17 years of investment and research experience. Dr. Vishny earned his BA with the highest distinction in Economics, Mathematics , and Philosophy from the University of Michigan and his PhD in Economics from the Massachusetts Institute of Technology.

     Paul E. von Kuster, CFA

     Growth Balanced Fund and its predecessor since 1989
     Moderate Balanced Fund and its predecessor since 1989
     Strategic Growth Allocation Fund and its predecessor since 1997 Strategic Income Fund and its predecessor since 1989
     Mr. von Kuster joined Peregrine in 1984 as a Senior Vice President and Portfolio Manager. He currently co-manages the Small Company Growth Portfolio. Mr. von Kuster earned his BA in Philosophy from Princeton University.

     Laurie R. White

     Growth Balanced Fund and its predecessor since 1996
     Moderate Balanced Fund and its predecessor since 1996
     Strategic Growth Allocation Fund and its predecessor since 1998
     Strategic Income Fund and its predecessor since 1996
     Ms. White has been with Wells Fargo & Company and its predecessors in an investment management capacity since 1990. Ms. White joined Wells Capital Management in 1998 as a Managing Director and simultaneously was a Director for Reserves Asset Management at Norwest Investment Management (since 1977) until Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Ms. White currently co-manages certain of the Wells Fargo index mutual funds, private accounts and collective trust funds. Ms. White earned her BA in Political Science from Carleton College and her MBA from the University of Minnesota.

     Sabrina Yih, CFA

     Growth Balanced Fund since 2001
     Moderate Balanced Fund since 2001
     Strategic Growth Allocation Fund since 2001
     Strategic Income Fund since 2001
     Ms. Yih joined Wells Capital Management from the Columbia Management Company, where she was a portfolio manager since December 1997. Over this period, her experience was focused on investing in Europe and Asia (exJapan), two of the Columbia International Stock Fund's largest regions. Prior to that time, she was a portfolio manager for the International Fund for high net worth individuals at Delphi Asset Management. Ms. Yih earned her BA in Economics from Mount Holyoke College, magna cum laude, in 1982, and her MBA from the J.L. Kellogg Graduate School of Management at Northwestern University in 1984. She is a member of the Association of Investment Management and Research (AIMR).

                                                Allocation Funds Prospectus   69

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

     ACH

     Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank which banks use to process checks, transfer funds and perform other tasks.

     American Depositary Receipts ("ADRs")

     Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

     Asset-Backed Securities

     Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

     Below Investment-Grade

     Securities rated BB or lower by S&P or Ba or lower by Moody's Investor Services, or that may be unrated securities or securities considered to be "high risk".

     Business Day

     Any day the New York Stock Exchange is open is a business day for the Funds.

     Capital Appreciation

     An increase in the value of a security. See also "total return."

     Capitalization

     When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company's size and is sometimes referred to as "market capitalization."

     Current Income

     Earnings in the form of dividends or interest as opposed to capital growth. See also "total return."

     Debt Securities

     Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment has been sold separately.

     Derivatives

     Securities whose values are derived in part from the value of another security or index. An example is a stock option.

     Distributions

     Distributions of net investment income, realized capital gain and/or capital made by a Fund on its shares.

     Diversified

     A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of a Fund's total assets. Non-diversified funds are not required to comply with these investment policies.

70   Allocation Funds Prospectus

     Duration

     A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

     Emerging Markets

     Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

     FDIC

     The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

     Gateway Fund

     A Fund that invests its assets in one or more master portfolios or other Funds of Wells Fargo Funds, instead of directly in securities, to achieve its investment objective. Gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of a larger pool of assets.

     Illiquid Security

     A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

     Institution

     Banks, pension funds, insurance companies, trusts or other similar entities. Institutions usually aggregate transactions with the Funds on behalf of groups of investors.

     Investment-Grade Securities

     A type of bond rated in the top four investment categories by a nationally recognized statistical ratings organization. Generally, these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

     Liquidity

     The ability to readily sell a security at a fair price.

     Money Market Instruments

     High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

     Mortgage-Backed Securities

     Securities that represent an ownership interest in mortgage loans made by financial institutions to finance a borrower's real estate purchase. These loans are packaged by issuers for sale to investors. As the underlying mortgage loans are paid by borrowers, the investors receive payments of interest and principal.

     Net Asset Value ("NAV")

     The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

                                                Allocation Funds Prospectus   71

     Glossary

     Non-U.S. Securities

     Non-U.S. Securities are securities: (1) issued by companies with their principal place of business or principal office in a country other than the U.S.; (2) issued by companies for which the principal securities trading market is a country other than the U.S.; or (3) issued by companies regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in a country other than the U.S. or that have at least 50% of their assets in countries other than the U.S.

     Options

     The right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the market price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

     Repurchase Agreement

     An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

     Russell 2000 Index

     An index comprised of the 2000 smallest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 2000 is considered a "small cap" index.

     S&P, S&P 500 Index

     Standard and Poor's, a nationally recognized statistical ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

     Shareholder Servicing Agent

     Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

     Statement of Additional Information

     A document that supplements the disclosure made in the Prospectus.

     Total Return

     The annual return on an investment, including any appreciation or decline in share value. Total return calculations assume reinvestment of all dividends and capital gains distributions, reflect fee waivers and exclude sales loads.

     Undervalued

     Describes a stock that is believed to be worth more than its current price.

     U.S. Government Obligations

     Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

72   Allocation Funds Prospectus

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

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

     YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

     STATEMENT OF ADDITIONAL INFORMATION supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

     ANNUAL/SEMI-ANNUAL REPORTS provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

     THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:
     Call: 1-800-222-8222 or visit our website at www.wellsfargofunds.com

     Write to:
     Wells Fargo Funds
     P.O. Box 8266
     Boston, MA 02266-8266; or

     Visit the SEC's website at http://www.sec.gov

     REQUEST COPIES FOR A FEE BY WRITING TO:
     SEC Public Reference Room
     Washington, DC 20549-6009; or
     by electronic request at publicinfo@sec.gov
     Call: 1-800-SEC-0330 for details

     ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

P002 (2/04)
ICA Reg. No.
811-09253
#529381

                                                                 [LOGO]
                                                       Printed on Recycled Paper

             -----------------------------------------------------
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
             -----------------------------------------------------

[GRAPHIC APPEAR HERE]

[LOGO OF WELLS FARGO FUNDS]

Wells Fargo 401 (k) Plan Funds

          Prospectus

          Diversified Equity Fund

          Diversified Small Cap Fund

          Growth Balanced Fund

          Large Company Growth Fund

          Moderate Balanced Fund

          Strategic Growth Allocation Fund

          Strategic Income Fund


Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                                                                February 1, 2004

                                              This page intentionally left blank

Table of Contents                  Wells Fargo & Company 401(k) Plan Funds
--------------------------------------------------------------------------------

Overview                           Objectives and Principal Strategies         4
Important summary information      Summary of Important Risks                  6
about the Funds.                   Performance History                        10
                                   Summary of Expenses                        18

--------------------------------------------------------------------------------
The Funds                          Key Information                            20
Important information about        Diversified Equity Fund                    22
the individual Funds.              Diversified Small Cap Fund                 26
                                   Growth Balanced Fund                       30
                                   Large Company Growth Fund                  36
                                   Moderate Balanced Fund                     40
                                   Strategic Growth Allocation Fund           46
                                   Strategic Income Fund                      52
                                   Additional Strategies and
                                    General Investment Risks                  58
                                   Organization and Management
                                    of the Funds                              63

--------------------------------------------------------------------------------
Your Investment                    Your Account                               68
How to open an account and            How to Buy Shares                       69
how to buy, sell and exchange         How to Sell Shares                      70
Fund shares.                          Exchanges                               71

--------------------------------------------------------------------------------
Reference                          Other Information                          72
Additional information and         Description of Master Portfolios           74
term definitions.                  Portfolio Managers                         78
                                   Glossary                                   86

Wells Fargo & Company 401(k) Plan Funds Overview
--------------------------------------------------------------------------------
See the individual Fund descriptions in this Prospectus for further details. Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

--------------------------------------------------------------------------------
FUND                          OBJECTIVE
--------------------------------------------------------------------------------

Diversified Equity Fund       Seeks long-term capital appreciation with moderate
                              annual return volatility.

Diversified Small Cap Fund    Seeks long-term capital appreciation with moderate
                              annual return volatility.

Growth Balanced Fund          Seeks a combination of current income and capital
                              appreciation by diversifying investments in stocks and bonds.

Large Company Growth Fund     Seeks long-term capital appreciation.

Moderate Balanced Fund        Seeks a combination of current income and capital
                              appreciation by diversifying investments in stocks, bonds and other fixed income securities.

Strategic Growth Allocation   Seeks capital appreciation with a secondary
Fund                          empasis on current income.

Strategic Income Fund         Seeks a combination of current income and capital
                              appreciation by diversifying investments in bonds, other fixed income investments and stocks.

4    Wells Fargo & Company 401(k) Plan Funds Prospectus

--------------------------------------------------------------------------------
PRINCIPAL STRATEGIES
--------------------------------------------------------------------------------

The Fund is a gateway fund that invests in five different equity investment styles--diversified equity, large cap value, large cap growth, small cap and international--to minimize the volatility and risk of investing in a single equity investment style. We currently invest in 11 master portfolios.

The Fund is a gateway fund that invests in several different small-capitalization equity styles in order to reduce the risk of price and return volatility associated with reliance on a single equity investment style. We invest principally in securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization range that is expected to change frequently. We currently invest in 3 master portfolios.

The Fund is a gateway fund that invests in fixed income and equity master portfolios with an emphasis on equity portfolios. The Fund's "neutral" target allocation is 65% equity securities and 35% fixed income securities, and it uses "multi-style" approach designed to minimize the risk of investing in a single investment style. The equity portion and the fixed income portion of the Fund's portfolio each use various investment styles.

The Fund is a gateway fund that invests in the common stocks of large U.S. companies that we believe have superior growth potential. We invest principally in securities of companies with market capitalizations of $3 billion or more.

The Fund is a gateway fund that invests in fixed income and equity master portfolios with an emphasis on fixed income portfolios. The Fund's "neutral" target allocation is 60% fixed income securities and 40% equity securities, and it uses a "multi-style" approach designed to minimize the risk of investing in a single investment style. The equity portion and the fixed income portion of the Fund's portfolio each use various investment styles.

The Fund is a gateway fund that is designed for investors seeking to invest in equity securities with limited exposure to fixed income securities. The Fund's "neutral" target allocation is 80% equity securities and 20% fixed income securities, and it uses a "multi-style" approach designed to minimize the risk of investing in a single investment style. The equity portion and the fixed income portion of the Fund's portfolio each use various investment styles.

The Fund is a gateway fund that is designed for investors seeking to invest in fixed income securities with limited exposure to equity securities. The Fund's "neutral" target allocation is 80% fixed income securities and 20% equity securities, and it uses a "multi-style" approach designed to minimize the risk of investing in a single investment style. The equity portion and the fixed income portion of the Fund's portfolio each use various investment styles.

                         Wells Fargo & Company 401(k) Plan Funds Prospectus    5

Summary of Important Risks
--------------------------------------------------------------------------------

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

..  the individual Fund descriptions beginning on page 22;

.. the "Additional Strategies and General Investment Risks" section beginning on page 58; and

..  the Funds' Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

--------------------------------------------------------------------------------
COMMON RISKS FOR THE FUNDS
--------------------------------------------------------------------------------
Equity Securities
The Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund's portfolio. Certain types of stocks and certain individual stocks selected for a Fund's portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as "undervalued" using a value style approach will perform as expected. Generally, the larger the company the less volatile and more liquid its stock.

Small Company Securities
Certain Funds invest in small company securities. Stocks of small companies tend to be more volatile and less liquid than large company stocks. Some of these companies have no or relatively short operating histories, or are newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

Foreign Investments
The Funds make foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign investments may be subject to high levels of foreign taxation. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts ("ADRs") and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

Debt Securities
Certain Funds invest in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may

6    Wells Fargo & Company 401(k) Plan Funds Prospectus

--------------------------------------------------------------------------------
COMMON RISKS FOR THE FUNDS
--------------------------------------------------------------------------------

Debt Securities (cont'd)
increase, which will reduce the resale value of instruments in a Fund's portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

--------------------------------------------------------------------------------
FUND                         SPECIFIC RISKS
--------------------------------------------------------------------------------

Diversified Equity Fund      The Fund is primarily subject to the "Equity
                             Securities", "Foreign Investments" and "Small
                             Company  Securities"  risks  described  under
                             "Common Risks for the Funds" on page 6. Stocks selected for their dividend income may be more sensitive to interest rate changes than other stocks. Fund assets that track the performance of an index do so whether the index rises or falls.

Diversified Small Cap Fund   The Fund is  primarily  subject to the "Equity
                             Securities" and "Small Company Securities" risks described under "Common Risks for the Funds" on page 6. Fund assets that track the performance of an index do so whether the index rises or falls.

Growth Balanced Fund         The Fund is primarily subject to the risks
                             described under "Common Risks for the Funds" on page 6.

Large Company Growth Fund    The  Fund  is  primarily  subject  to  the  "Equity
                             Securities" and "Foreign Investments" risks described under "Common Risks for the Funds" on page 6.

Moderate Balanced Fund       The Fund is primarily subject to the "Debt
                             Securities,""Equity Securities" and "Foreign
                             Investments" risks described under "Common Risks for the Funds" on page 6. The Strategic Value Bond
                             Portfolio in which the Fund invests may invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (sometimes referred to as "junk bonds"). Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers.
                             Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

                         Wells Fargo & Company 401(k) Plan Funds Prospectus    7

Summary of Important Risks
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND                         SPECIFIC RISKS
--------------------------------------------------------------------------------

Strategic Growth             The Fund is primarily subject to the risks
Allocation Fund              described under "Common Risks for the Funds" on
                             page 6.

Strategic Income Fund        The Fund is primarily subject to the "Debt
                             Securities" and "Equity Securities" risks described under "Common Risks for the Funds" on page 6. The
                             Strategic Value Bond Portfolio in which the Fund invests may invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase
                             (sometimes referred to as "junk bonds"). Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers.
                             Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.


8    Wells Fargo & Company 401(k) Plan Funds Prospectus

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--------------------------------------------------------------------------------

Performance History
--------------------------------------------------------------------------------

     The following information shows you how each Fund has performed and illustrates the variability of a Fund's returns over time. Each Fund's average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

     Please remember that past performance is no guarantee of future results.

     Diversified Equity Fund Institutional Class Calendar Year Returns/1/

     [GRAPHIC]

     '94      0.83%
     '95     30.94%
     '96     20.43%
     '97     25.72%
     '98     22.35%
     '99     20.45%
     '00     (1.91)%
     '01    (12.46)%
     '02    (21.96)%
     '03     29.43%

     Best Qtr.: Q4 '98 . 19.88%    Worst Qtr.: Q3 '02 . (19.36)%


10   Wells Fargo & Company 401(k) Plan Funds Prospectus

--------------------------------------------------------------------------------

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investors tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     Average annual total returns
     for the period ended 12/31/03                1 year   5 years   10 years
     Institutional Class Returns Before Taxes
      (Incept. 11/11/94)/1/                        29.43%     0.88%      9.83%
     Institutional Class Returns After Taxes on
      Distributions                                29.04%    (0.05)%     8.85%
     Institutional Class Returns After Taxes on
      Distributions and Sale of Fund Shares        19.12%     0.40%      8.28%
     S&P 500 Index (reflects no deduction for
      expenses or taxes)/2,3/                      28.67%    (0.57)%    11.06%

     /1/ Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
     /2/  S&P 500 is a registered trademark of Standard & Poor's.
     /3/ Standard & Poor's, S&P, S&P 500 Index, Standard & Poor's 500, and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.


                         Wells Fargo & Company 401(k) Plan Funds Prospectus   11

Performance History
--------------------------------------------------------------------------------

     Diversified Small Cap Fund Institutional Class Calendar Year Returns

     [GRAPHIC]

     '98       (8.60)%
     '99        9.85%
     '00       11.74%
     '01        2.08%
     '02      (14.55)%
     '03       43.93%

     Best Qtr.: Q2 '03 . 21.57%    Worst Qtr.: Q3 '98 . (23.73)%

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     Average annual total returns
                                                                     Life of
     for the period ended 12/31/03                1 year   5 years     Fund
     Institutional Class Returns Before Taxes
      (Incept. 12/31/97)                           43.93%     9.03%      5.87%
     Institutional Class Returns After Taxes on
      Distributions                                43.60%     8.53%      5.46%
     Institutional Class Returns After Taxes on
      Distributions and Sale of Fund Shares        28.55%     7.59%      4.87%
     Russell 2000 Index (reflects no deduction
      for expenses or taxes)                       47.25%     7.13%      5.45%

12   Wells Fargo & Company 401(k) Plan Funds Prospectus

--------------------------------------------------------------------------------

     Growth Balanced Fund Institutional Class Calendar Year Returns/1/

     [GRAPHIC]

     '94           (0.14)%
     '95           23.25%
     '96           14.25%
     '97           20.77%
     '98           22.45%
     '99           12.38%
     '00            7.82%
     '01           (2.94)%
     '02          (15.74)%
     '03           23.54%

     Best Qtr.: Q4 '98 . 16.86% Worst Qtr.: Q3 '02 . (15.61)%

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     Average annual total returns
     for the period ended 12/31/03                1 year   5 years   10 years
     Institutional Class Returns Before Taxes
      (Incept. 11/11/94)/1/                        23.54%     4.13%      9.79%
     Institutional Class Returns After Taxes on
      Distributions                                22.58%     2.60%      8.23%
     Institutional Class Returns After Taxes on
      Distributions and Sale of Fund Shares        15.29%     2.76%      7.78%
     S&P 500 Index (reflects no deduction for
      expenses or taxes)/2,4/                      28.67%    (0.57)%    11.06%
     LB Aggregate Bond Index (reflects no
      deduction for expenses or taxes)/3/           4.10%     6.62%      6.95%

     /1/ Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
     /2/  S&P 500 is a registered trademark of Standard & Poor's.
     /3/  Lehman Brothers Aggregate Bond Index.
     /4/ Standard & Poor's, S&P, S&P 500 Index, Standard & Poor's 500, and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.

                         Wells Fargo & Company 401(k) Plan Funds Prospectus   13

Performance History
--------------------------------------------------------------------------------

     Large Company Growth Fund Institutional Class Calendar Year Returns/1/

     [GRAPHIC]

     '94       (1.07)%
     '95       29.24%
     '96       25.11%
     '97       33.35%
     '98       48.01%
     '99       33.21%
     '00       (3.62)%
     '01      (21.58)%
     '02      (28.11)%
     '03       26.77%

     Best Qtr.: Q4 '98 . 31.64%    Worst Qtr.: Q1 '01 . (22.83)%

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     Average annual total returns

     for the period ended 12/31/03                1 year   5 years   10 years
     Institutional Class Returns Before Taxes
      (Incept. 11/11/94)/1/                        26.77%    (1.71)%    11.22%
     Institutional Class Returns After Taxes on
      Distributions                                26.77%    (1.85)%    10.86%
     Institutional Class Returns After Taxes on
      Distributions and Sale of Fund Shares        17.40%    (1.44)%     9.94%
     S&P 500 Index (reflects no deduction for
      expenses or taxes)/2/                        28.67%    (0.57)%    11.06%

     /1/ Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
     /2/  S&P 500 is a registered trademark of Standard & Poor's.

14   Wells Fargo & Company 401(k) Plan Funds Prospectus

--------------------------------------------------------------------------------

     Moderate Balanced Fund Institutional Class Calendar Year Returns/1/

     [GRAPHIC]

     '94        0.42%
     '95       18.36%
     '96       10.11%
     '97       16.00%
     '98       16.74%
     '99        8.03%
     '00        9.52%
     '01        0.71%
     '02       (7.97)%
     '03       15.66%

     Best Qtr.: Q4 '98 . 10.19%    Worst Qtr.: Q3 '02 . (9.06)%

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     Average annual total returns
     for the period ended 12/31/03                1 year   5 years   10 years
     Institutional Class Returns Before Taxes
      (Incept. 11/11/94)/1/                        15.66%     4.87%      8.44%
     Institutional Class Returns After Taxes on
      Distributions                                14.11%     2.77%      6.43%
     Institutional Class Returns After Taxes on
      Distributions and Sale of Fund Shares        10.17%     3.02%      6.22%
     S&P 500 Index (reflects no deduction for
      expenses or taxes)/2,4/                      28.67%    (0.57)%    11.06%
     LB Aggregate Bond Index (reflects no
      deduction for expenses or taxes)/3/           4.10%     6.62%      6.95%

     /1/ Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
     /2/  S&P 500 is a registered trademark of Standard & Poor's.
     /3/  Lehman Brothers Aggregate Bond Index.
     /4/ Standard & Poor's, S&P, S&P 500 Index, Standard & Poor's 500, and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.

                         Wells Fargo & Company 401(k) Plan Funds Prospectus   15

Performance History
--------------------------------------------------------------------------------

     Strategic Growth Allocation Fund Institutional Class Calendar Year Returns

     [GRAPHIC APPEARS HERE]

     '98       24.21%
     '99       15.59%
     '00        5.07%
     '01       (5.84)%
     '02      (19.44)%
     '03       27.05%

     Best Qtr.: Q4 '98 . 20.01%    Worst Qtr.: Q3 '02 . (18.70)%

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     Average annual total returns
                                                                     Life of
     for the period ended 12/31/03                1 year   5 years     Fund
     Institutional Class Returns Before Taxes
      (Incept. 12/02/97)                           27.05%     3.20%      6.37%
     Institutional Class Returns After Taxes on
      Distributions                                26.51%     2.53%      5.75%
     Institutional Class Returns After Taxes on
      Distributions and Sale of Fund Shares        17.57%     2.37%      5.16%
     S&P 500 Index (reflects no deduction for
      expenses or taxes)/1,3/                      28.67%    (0.57)%     4.02%
     LB Aggregate Bond Index (reflects no
      deduction for expenses or taxes)/2/           4.10%     6.62%      7.04%

     /1/  S&P 500 is a registered trademark of Standard & Poor's.
     /2/  Lehman Brothers Aggregate Bond Index.
     /3/ Standard & Poor's, S&P, S&P 500 Index, Standard & Poor's 500, and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.

16   Wells Fargo & Company 401(k) Plan Funds Prospectus

--------------------------------------------------------------------------------

     Strategic Income Fund Institutional Class Calendar Year Returns/1/

     [GRAPHIC]

     '94      0.49%
     '95     15.11%
     '96      7.99%
     '97     13.23%
     '98     12.44%
     '99      4.44%
     '00     10.22%
     '01      3.29%
     '02     (1.48)%
     '03      9.31%

     Best Qtr.: Q2 '97 . 6.21%     Worst Qtr.: Q3 '02 . (3.36)%

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     Average annual total returns
     for the period ended 12/31/03                1 year   5 years   10 years
     Institutional Class Return Before Taxes
      (Incept. 11/11/94)/1/                         9.31%     5.07%      7.37%
     Institutional Class Returns After Taxes on
      Distributions                                 8.05%     3.11%      5.38%
     Institutional Class Returns After Taxes on
      Distributions and Sale of Fund Shares         6.05%     3.18%      5.19%
     S&P 500 Index (reflects no deduction for
      expenses or taxes)/2,4/                      28.67%    (0.57)%    11.06%
     LB Aggregate Bond Index (reflects no
      deduction for expenses or taxes)/3/           4.10%     6.62%      6.95%

     /1/ Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
     /2/  S&P 500 is a registered trademark of Standard & Poor's.
     /3/  Lehman Brothers Aggregate Bond Index.
     /4/ Standard & Poor's, S&P, S&P 500 Index, Standard & Poor's 500, and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.

                         Wells Fargo & Company 401(k) Plan Funds Prospectus   17

Wells Fargo & Company 401(k) Plan Funds
--------------------------------------------------------------------------------

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                                                       All Funds
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases
 (as a percentage of offering price)                                     None
Maximum deferred sales charge (load) (as a percentage
 of the net asset value ("NAV") at purchase)                             None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)/1/
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                            Diversified   Diversified    Growth       Large
                              Equity       Small Cap    Balanced     Company
                               Fund          Fund         Fund     Growth Fund
------------------------------------------------------------------------------
Management Fees                    0.88%         0.99%      0.83%         0.75%
Distribution (12b-1) Fees          0.00%         0.00%      0.00%         0.00%
Other Expenses/2/                  0.29%         0.28%      0.22%         0.30%
------------------------------------------------------------------------------
TOTAL ANNUAL FUND
 OPERATING EXPENSES                1.17%         1.27%      1.05%         1.05%
------------------------------------------------------------------------------
Fee Waivers                        0.17%         0.07%      0.10%         0.10%
------------------------------------------------------------------------------
NET EXPENSES/3/                    1.00%         1.20%      0.95%         0.95%
------------------------------------------------------------------------------

----------------------------------------------------------------------------
                                                      Strategic
                                           Moderate     Growth     Strategic
                                           Balanced   Allocation    Income
                                             Fund        Fund        Fund
----------------------------------------------------------------------------
Management Fees                                0.80%        0.85%       0.77%
Distribution (12b-1) Fees                      0.00%        0.00%       0.00%
Other Expenses/2/                              0.23%        0.28%       0.23%
----------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES           1.03%        1.13%       1.00%
----------------------------------------------------------------------------
Fee Waivers                                    0.13%        0.13%       0.15%
----------------------------------------------------------------------------
NET EXPENSES/3/                                0.90%        1.00%       0.85%
----------------------------------------------------------------------------
/1/ Expenses for gateway funds include expenses allocated from the master portfolios in which each such fund invests.
/2/ Other expenses may include expenses payable to affiliates of Wells Fargo & Company. Other expenses for the Strategic Income Fund have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
/3/ The adviser has committed through January 31, 2005 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

18   Wells Fargo & Company 401(k) Plan Funds Prospectus

                                                             Summary of Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXAMPLE OF EXPENSES
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The example assumes a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.
You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:
------------------------------------------------------------------------------
                            Diversified   Diversified    Growth       Large
                              Equity       Small Cap    Balanced     Company
                               Fund           Fund        Fund     Growth Fund
------------------------------------------------------------------------------
 1 YEAR                     $       102   $       122   $     97   $        97
 3 YEARS                    $       333   $       396   $    324   $       324
 5 YEARS                    $       583   $       690   $    570   $       570
10 YEARS                    $     1,299   $     1,528   $  1,274   $     1,274
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                        Strategic
                                           Moderate       Growth     Strategic
                                            Balance     Allocation    Income
                                             Fund          Fund        Fund
------------------------------------------------------------------------------
 1 YEAR                                   $        92   $      102   $      87
 3 YEARS                                  $       315   $      346   $     303
 5 YEARS                                  $       556   $      610   $     538
10 YEARS                                  $     1,248   $    1,363   $   1,211
------------------------------------------------------------------------------

                         Wells Fargo & Company 401(k) Plan Funds Prospectus   19

Key Information
--------------------------------------------------------------------------------

     In this Prospectus,"we" generally refers to Wells Fargo Funds Trust (the "Trust") or Wells Fargo Funds Management, LLC ("Funds Management"), the Funds' investment adviser."We" may also refer to the Funds' other service providers."You" refers to the shareholder or potential investor.

     ---------------------------------------------------------------------------

     Master/Gateway/SM/ Structure
     Some of the Funds in this Prospectus are gateway funds in a Master/Gateway/SM/ structure. In this structure, a gateway fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of Wells Fargo Funds whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolio(s). Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

     ---------------------------------------------------------------------------

     Important information you should look for as you decide to invest in a
     Fund:
     The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

     ---------------------------------------------------------------------------

     Investment Objective and Investment Strategies
     The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

     .    what the Fund is trying to achieve;

     .    how we intend to invest your money; and

     . what makes the Fund different from the other Funds offered in this Prospectus.

     ---------------------------------------------------------------------------

     Permitted Investments
     A summary of each Fund's key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning "80% of the Fund's assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given 60 days notice.

     ---------------------------------------------------------------------------

     Important Risk Factors
     Describes the key risk factors for each Fund, and includes risks described in the "Summary of Important Risks" and "Additional Strategies and General Investment Risks" sections.

     Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

20   Wells Fargo & Company 401(k) Plan Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Diversified Equity Fund
--------------------------------------------------------------------------------

     Investment Objective
     The Diversified Equity Fund seeks long-term capital appreciation with moderate annual return volatility by diversifying its investments among different equity investment styles.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a gateway fund that invests in a "multi-style" equity investment approach designed to minimize the volatility and risk of investing in a single equity investment style."Style" means either an approach to selecting investments, or a type of investment that is selected for a Fund. We currently invest in 11 master portfolios. We may make changes in the asset allocation at any time in response to market and other conditions. We also may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal circumstances, we invest at least 80% of the Fund's assets in equity securities, using a combination of 5 different equity investment styles--large cap blend, large cap value, large cap growth, small cap, and international--for the Fund's investments. We currently allocate the assets dedicated to large cap blend investments to 1 Portfolio, the assets allocated to large cap growth investments to 3 Portfolios, the assets allocated to small cap investments to 3 Portfolios, the assets allocated to large cap value to 2 Portfolios and the assets allocated to international investments to 2 Portfolios.

     ---------------------------------------------------------------------------

     Portfolio Allocation
     Under normal circumstances, the master portfolio allocations for the Fund are currently as follows:

Investment Style/Portfolios                    Allocation
Large Cap Value Style                          25%
   Equity Income  Portfolio                            20%
   Large Cap Value  Portfolio                           5%
Large Cap Blend Style                          25%
   Index Portfolio                                     25%
Large Cap Growth Style                         25%
   Disciplined  Growth  Portfolio                     5.0%
   Large Cap Appreciation  Portfolio                  2.5%
   Large Company Growth Portfolio                    17.5%
Small Cap Style                                10%
   Small Cap Index  Portfolio                        3.34%
   Small Company Growth  Portfolio                   3.33%
   Small Company Value Portfolio                     3.33%
International Style                            15%
   International Equity Portfolio                   11.25%
   Overseas Portfolio                                3.75%
TOTAL FUND ASSETS                             100%

22   Wells Fargo & Company 401(k) Plan Funds Prospectus

--------------------------------------------------------------------------------

     Portfolio Management
     Please see the "Description of Master Portfolios" section on page 74 for the objective and principal strategies of each portfolio, and the "Portfolio Managers" section on page 78 for the professional summaries for these managers.

Master Portfolio         Sub-Adviser                Portfolio Manager(s)

Disciplined Growth       Smith                      Stephen S. Smith, CFA
Equity Income            Wells Capital Management   David L. Roberts, CFA
                                                    and Gary J. Dunn, CFA
Index                    Wells Capital Management   Laurie R. White and
                                                    Gregory T. Genung, CFA
International Equity     Wells Capital Management   Sabrina Yih, CFA and
                                                    Josephine Jimenez, CFA
Large Cap Appreciation   Cadence                    William B. Bannick, CFA
                                                    and Robert L.
                                                    Fitzpatrick, CFA
Large Cap Value          Systematic                 D. Kevin McCreesh, CFA
                                                    and Ronald M. Mushock,
                                                    CFA
Large Company Growth     Peregrine                  John S. Dale, CFA and
                                                    Gary E. Nussbaum, CFA
Overseas                 LSV Asset Management       Josef Lakonishok;
                                                    Robert W. Vishny and
                                                    Menno Vermeulen
Small Cap Index          Wells Capital Management   Laurie R. White and
                                                    Gregory T. Genung, CFA
Small Company Growth     Peregrine                  Robert B. Mersky, CFA;
                                                    Paul E. von Kuster, CFA
                                                    and Daniel J. Hagen,
                                                    CFA
Small Company Value      Peregrine                  Tasso H. Coin, Jr., CFA
                                                    and Douglas G. Pugh,
                                                    CFA

     ---------------------------------------------------------------------------

     Important Risk Factors
     The Fund is primarily subject to the "Equity Securities,""Foreign Investments" and "Small Company Securities," risks described under "Common Risks for the Funds" on page 6. Stocks selected for their dividend income may be more sensitive to interest rate changes than other stocks. Stocks of small and medium-sized companies purchased for this Fund may be more volatile and less liquid than those of large company stocks.Fund assets that track the performance of an index do so whether the index rises or falls.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 58. These considerations are all important to your investment choice.

                         Wells Fargo & Company 401(k) Plan Funds Prospectus   23

Diversified Equity Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------
                                                INSTITUTIONAL CLASS
                                                SHARES--COMMENCED ON
                                                NOVEMBER 11, 1994
                                                -------------------------
                                                 Sept. 30,     Sept. 30,
For the period ended:                              2003          2002
                                                -------------------------
Net asset value, beginning of period            $     29.04   $     36.38
Income from investment operations:
   Net investment income (loss)                        0.24          0.18/6/
   Net realized and unrealized gain
    (loss) on investments                              6.57         (6.87)
Total from investment operations                       6.81         (6.69)
Less distributions:
   Dividends from net investment income               (0.21)        (0.23)
   Distributions from net realized gain               (0.00)        (0.42)
Total distributions                                   (0.21)        (0.65)
Net asset value, end of period                  $     35.64   $     29.04
Total return/3/                                       23.55%       (18.86)%
Ratios/supplemental data:
   Net assets, end of period (000s)             $ 1,152,692   $ 1,014,998
Ratios to average net assets/7/:
   Ratio of expenses to average net assets/2/          1.00%         1.00%
   Ratio of net investment income
    (loss) to average net assets                       0.67%         0.47%
Portfolio turnover/4/                                    32%           30%
Ratio of expenses to average net assets
 prior to waived fees and reimbursed
 expenses/2, 5, 7/                                     1.17%         1.14%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Total returns do not include any sales charges, and would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/4/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/6/  Calculated based upon average shares outstanding.
/7/  Ratios shown for periods of less than one year are annualized.

24   Wells Fargo & Company 401(k) Plan Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

                                                -------------------------------------------------------------
                                                  Sept. 30,       Sept. 30,       Sept. 30,       May 31,
For the period ended:                               2001            2000            1999/1/        1999
                                                -------------------------------------------------------------
Net asset value, beginning of period            $       52.72   $       48.00   $       48.25   $       43.06
Income from investment operations:
   Net investment income (loss)                          0.15            0.18            0.04            0.22
   Net realized and unrealized gain
    (loss) on investments                              (11.70)           7.37           (0.29)           6.15
Total from investment operations                       (11.55)           7.55           (0.25)           6.37
Less distributions:
   Dividends from net investment income                 (0.17)          (0.16)           0.00           (0.20)
   Distributions from net realized gain                 (4.62)          (2.67)           0.00           (0.98)
Total distributions                                     (4.79)          (2.83)           0.00           (1.18)
Net asset value, end of period                  $       36.38   $       52.72   $       48.00   $       48.25
Total return/3/                                        (23.95)%         15.99%          (0.52)%         15.08%
Ratios/supplemental data:
   Net assets, end of period (000s)             $   1,398,810   $   1,938,206   $   1,902,474   $   1,629,191
Ratios to average net assets/7/:
   Ratio of expenses to average net assets/2/            1.00%           1.00%           1.00%           1.00%
   Ratio of net investment income
    (loss) to average net assets                         0.38%           0.31%           0.44%           0.47%
Portfolio turnover/4/                                      34%             38%             13%             35%
Ratio of expenses to average net assets
 prior to waived fees and reimbursed
 expenses/2, 5, 7/                                       1.07%           1.10%           1.18%           1.17%

                         Wells Fargo & Company 401(k) Plan Funds Prospectus   25

Diversified Small Cap Fund
--------------------------------------------------------------------------------

     Investment Objective
     The Diversified Small Cap Fund seeks long-term capital appreciation with moderate annual return volatility by diversifying its investments across different small-capitalization equity investment styles.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a gateway fund that invests in a "multi-style" approach designed to minimize the volatility and risk of investing in small-capitalization equity securities. "Style" means either an approach to selecting investments, or a type of investment that is selected for a portfolio.

     We use several different small-capitalization equity styles in order to reduce the risk of price and return volatility associated with reliance on a single investment style. We currently invest in 3 master portfolios.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal circumstances, we invest at least 80% of the Fund's assets in small-capitalization securities, which we define as securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization range that is expected to change frequently. We may make changes in the asset allocation at any time in response to market and other conditions. We may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

     ---------------------------------------------------------------------------

     Portfolio Allocation
     Under normal circumstances, the master portfolio allocations for the Fund are currently as follows:

Investment Style/Portfolios            Allocation
Small Cap Index Portfolio                   33.33%
Small Company Growth Portfolio              33.33%
Small Company Value Portfolio               33.34%
TOTAL FUND ASSETS                             100%

26   Wells Fargo & Company 401(k) Plan Funds Prospectus

--------------------------------------------------------------------------------

     Portfolio Management
     Please see the "Description of Master Portfolios" section on page 74 for the objective and principal strategies of each portfolio, and the "Portfolio Managers" section on page 78 for the professional summaries for these managers.

Master Portfolio        Sub-Adviser                Portfolio Manager(s)

Small Cap Index         Wells Capital Management   Laurie R. White and
                                                   Gregory T. Genung, CFA
Small Company Growth    Peregrine                  Robert B. Mersky, CFA;
                                                   Paul E. von Kuster, CFA
                                                   and Daniel J. Hagen, CFA
Small Company Value     Peregrine                  Tasso H. Coin, Jr., CFA
                                                   and Douglas G. Pugh, CFA

     ---------------------------------------------------------------------------

     Important Risk Factors
     The Fund is primarily subject to the "Equity Securities" and "Small Company Securities" risks described under "Common Risks for the Funds" on page 6. Fund assets that track the performance of an index do so whether the index rises or falls.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 58. These considerations are all important to your investment choice.

                         Wells Fargo & Company 401(k) Plan Funds Prospectus   27

Diversified Small Cap Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------
                                                INSTITUTIONAL CLASS
                                                SHARES--COMMENCED ON
                                                DECEMBER 31, 1997
                                                -----------------------
                                                 Sept. 30,    Sept. 30,
For the period ended:                              2003         2002
                                                -----------------------
Net asset value, beginning of period            $     8.70   $     9.18
Income from investment operations:
   Net investment income (loss)                      (0.01)       (0.02)
   Net realized and unrealized gain
    (loss) on investments                             2.71        (0.34)
Total from investment operations                      2.70        (0.36)
Less distributions:
   Dividends from net investment income               0.00         0.00
   Distributions from net realized gain              (0.08)       (0.12)
Total distributions                                  (0.08)       (0.12)
Net asset value, end of period                  $    11.32   $     8.70
Total return/4/                                      31.32%       (4.17)%
Ratios/supplemental data:
   Net assets, end of period (000s)             $  285,650   $  192,987
Ratios to average net assets/6/:
   Ratio of expenses to average net assets/2/         1.17%        1.20%
   Ratio of net investment income (loss)
    to average net assets                            (0.13)%      (0.24)%
Portfolio turnover/3/                                   84%          93%
Ratio of expenses to average net assets
 prior to waived fees and reimbursed
 expenses/2,5,6/                                      1.27%        1.38%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
/4/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/6/  Ratios shown for periods of less than one year are annualized.

28   Wells Fargo & Company 401(k) Plan Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                -------------------------------------------------
                                                 Sept. 30,    Sept. 30,    Sept. 30,     May 31,
For the period ended:                              2001         2000       1999/1/        1999
                                                -------------------------------------------------
Net asset value, beginning of period            $    11.18   $     9.02   $     8.99   $    10.52
Income from investment operations:
   Net investment income (loss)                       0.01         0.00        (0.01)        0.00
   Net realized and unrealized gain
    (loss) on investments                            (1.34)        2.16         0.04        (1.53)
Total from investment operations                     (1.33)        2.16         0.03        (1.53)
Less distributions:
   Dividends from net investment income              (0.01)        0.00         0.00         0.00
   Distributions from net realized gain              (0.66)        0.00         0.00         0.00
Total distributions                                  (0.67)        0.00         0.00         0.00
Net asset value, end of period                  $     9.18   $    11.18   $     9.02   $     8.99
Total return/4/                                     (12.52)%      23.95%        0.33%      (14.54)%
Ratios/supplemental data:
   Net assets, end of period (000s)             $  138,795   $  115,700   $   67,459   $   60,261
Ratios to average net assets/6/:
   Ratio of expenses to average net assets/2/         1.20%        1.20%        1.20%        1.20%
   Ratio of net investment income (loss)
    to average net assets                             0.13%        0.05%       (0.18)%      (0.05)%
Portfolio turnover/3/                                  113%         121%          39%         112%
Ratio of expenses to average net assets
 prior to waived fees and reimbursed
 expenses/2, 5, 6/                                    1.28%        1.39%        1.59%        1.65%

                         Wells Fargo & Company 401(k) Plan Funds Prospectus   29

Growth Balanced Fund
--------------------------------------------------------------------------------

     Investment Objective
     The Growth Balanced Fund seeks to provide a combination of current income and capital appreciation by diversifying investments in stocks and bonds.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a gateway fund that invests in fixed income and equity master portfolios with an emphasis on equity portfolios.The Fund's "neutral" target allocation is 65% equity securities and 35% fixed income securities, and it uses a "multi-style approach designed to minimize the risk of investing in a single investment style. "Style" means either an approach to selecting investments, or a type of investment. We currently invest in 14 master portfolios.

     We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund's target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.

     ---------------------------------------------------------------------------

     Permitted Investments
     We invest the equity portion of the portfolio in different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. We invest the fixed income portion of the portfolio in different fixed income investment styles. The blending of multiple fixed-income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund's investments.

     The percentage of Fund assets that we invest in different master portfolios may temporarily deviate from the Fund's target allocations due to changes in market values. The adviser rebalances the Fund when the Fund's actual allocations deviate by a specified percentage from the target allocations. Under normal circumstances, we invest at least 25% of the Fund's total assets in fixed income securities. When market conditions are not "normal," as determined by the model, the Fund's target allocation may be as low as 20% in fixed-income securities, and those conditions may last for extended periods of time. The Fund uses futures contracts to implement target allocation changes recommended by the asset allocation model.

     We may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

     ---------------------------------------------------------------------------

Target Allocations
                      Neutral Target Allocation   Target Allocation Ranges

Equity Styles                    65%                       50-80%
Fixed Income Styles              35%                       20-50%

30   Wells Fargo & Company 401(k) Plan Funds Prospectus

--------------------------------------------------------------------------------

Portfolio Allocation
The Fund's "neutral" portfolio allocations are currently as follows:

Investment Style/Portfolios                      Allocation

Diversified Equity Style                          65%
   Large Cap Blend Style                               16.25%
      Index  Portfolio                                          16.25%
   Large Cap Value Style                               16.25%
      Equity Income Portfolio                                    13.0%
      Large Cap Value Portfolio                                  3.25%
   Large Cap Growth Style                              16.25%
      Disciplined  Growth Portfolio                              3.25%
      Large Cap Appreciation  Portfolio                         1.625%
      Large Company Growth Portfolio                           11.375%
   Small Cap Style                                       6.5%
      Small Cap Index Portfolio                                  2.17%
      Small Company Growth Portfolio                            2.165%
      Small Company Value Portfolio                             2.165%
   International Style                                  9.75%
      International  Equity Portfolio                            7.13%
      Overseas Portfolio                                         2.44%
Diversified Bond Style                            35%
      Managed Fixed Income Portfolio                             17.5%
      Strategic Value Bond Portfolio                             5.85%
      Tactical Maturity Bond Portfolio                          11.65%
TOTAL FUND ASSETS                                100%

                         Wells Fargo & Company 401(k) Plan Funds Prospectus   31

Growth Balanced Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Portfolio Management
Please see the "Description of Master Portfolios" section on page 74 for the objective and principal strategies of each portfolio, and the "Portfolio Managers" section on page 78 for the professional summaries for these managers.

Master Portfolio      Sub-Adviser               Portfolio Manager(s)

Disciplined Growth    Smith                     Stephen S. Smith, CFA
Equity Income         Wells Capital Management  David L. Roberts, CFA and
                                                Gary J. Dunn, CFA
Index                 Wells Capital Management  Laurie R. White and
                                                Gregory T. Genung, CFA
International Equity  Wells Capital Management  Sabrina Yih, CFA and
                                                Josephine Jimenez, CFA
Large Cap             Cadence                   William B. Bannick, CFA and
Appreciation                                    Robert L. Fitzpatrick, CFA
Large Cap Value       Systematic                D. Kevin McCreesh, CFA and
                                                Ronald M. Mushock, CFA
Large Company Growth  Peregrine                 John S. Dale, CFA and
                                                Gary E. Nussbaum, CFA
Managed Fixed Income  Galliard                  Richard Merriam, CFA and
                                                Ajay Mirza, CFA
Overseas              LSV Asset Management      Josef Lakonishok;
                                                Robert W. Vishny and
                                                Menno Vermeulen
Small Cap Index       Wells Capital Management  Laurie R. White and
                                                Gregory T. Genung, CFA
Small Company Growth  Peregrine                 Robert B. Mersky, CFA;
                                                Paul E. von Kuster, CFA and
                                                Daniel J. Hagen, CFA
Small Company Value   Peregrine                 Tasso H. Coin, Jr., CFA and
                                                Douglas G. Pugh, CFA
Strategic Value Bond  Galliard                  Richard Merriam, CFA, and
                                                John Huber, CFA
Tactical Maturity     Peregrine                 William D. Giese, CFA and
Bond                                            Jay H. Strohmaier

32  Wells Fargo & Company 401(k) Plan Funds Prospectus

--------------------------------------------------------------------------------

     Important Risk Factors
     The Fund is primarily subject to the risks described under "Common Risks for the Funds" on page 6.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 58. These considerations are all important to your investment choice.

                          Wells Fargo & Company 401(k) Plan Funds Prospectus  33

Growth Balanced Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------
                                                INSTITUTIONAL CLASS
                                                SHARES--COMMENCED
                                                ON NOVEMBER 11, 1994
                                                ---------------------------
                                                  Sept. 30,      Sept. 30,
For the period ended:                               2003           2002
                                                ---------------------------
Net asset value, beginning of period            $      22.65   $      27.33
Income from investment operations:
Net investment income (loss)                            0.35           0.44
Net realized and unrealized gain (loss)
 on investments                                         3.80          (3.65)
Total from investment operations                        4.15          (3.21)
Less distributions:
Dividends from net investment income                   (0.46)         (0.29)
Distributions from net realized gain                    0.00          (1.18)
Total distributions                                    (0.46)         (1.47)
Net asset value, end of period                  $      26.34   $      22.65
Total return/4/                                        18.53%        (12.85)%
Ratios/supplemental data:
Net assets, end of period (000s)                $  1,415,216   $  1,075,256
Ratios to average net assets/6/:
Ratio of expenses to average net assets/2/              0.94%          0.93%
Ratio of net investment income (loss) to
 average net assets                                     1.69%          1.80%
Portfolio turnover/3/                                     53%            48%
Ratio of expenses to average net assets
 prior to waived fees and reimbursed
 expenses/2,5,6/                                        1.05%          1.05%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
/4/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/6/  Ratios shown for periods of less than one year are annualized.

34  Wells Fargo & Company 401(k) Plan Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                ---------------------------------------------------------
                                                  Sept. 30,      Sept. 30       Sept. 30        May 31,
For the period ended:                               2001           2000          1999/1/         1999
                                                ---------------------------------------------------------
Net asset value, beginning of period            $      32.91   $      30.86   $      30.93   $      28.06
Income from investment operations:
Net investment income (loss)                            0.57           0.69           0.19           0.60
Net realized and unrealized gain (loss)
 on investments                                        (3.43)          3.79          (0.26)          3.88
Total from investment operations
Less distributions:                                    (2.86)          4.48          (0.07)          4.48
Dividends from net investment income                   (0.69)         (0.62)          0.00          (0.58)
Distributions from net realized gain                   (2.03)         (1.81)          0.00          (1.03)
Total distributions                                    (2.72)         (2.43)          0.00          (1.61)
Net asset value, end of period                  $      27.33   $      32.91   $      30.86   $      30.93
Total return/4/                                        (9.59)%        15.14%         (0.23)%        16.38%
Ratios/supplemental data:
Net assets, end of period (000s)                $  1,164,850   $  1,065,362   $    905,789   $    850,503
Ratios to average net assets/6/:
Ratio of expenses to average net assets/2/              0.93%          0.93%          0.93%          0.93%
Ratio of net investment income (loss) to
 average net assets                                     2.16%          2.23%          2.05%          2.16%
Portfolio turnover/3/                                     60%            56%            11%            49%
Ratio of expenses to average net assets
 prior to waived fees and reimbursed
 expenses/2, 5, 6/                                      0.97%          1.01%          1.14%          1.13%

                          Wells Fargo & Company 401(k) Plan Funds Prospectus  35

Large Company Growth Fund
--------------------------------------------------------------------------------

     Portfolio Managers: John S. Dale, CFA; Gary E. Nussbaum, CFA

     ---------------------------------------------------------------------------

     Investment Objective
     The Large Company Growth Fund seeks long-term capital appreciation by investing primarily in large, high-quality domestic companies that we believe have superior growth potential.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a gateway fund that invests substantially all of its assets in a master portfolio with a substantially similar investment objective and investment strategies.

     In selecting securities for the Fund, we seek issuers whose stocks we believe are attractively valued, with fundamental characteristics above the market average and that support earnings growth capability. We may invest in the securities of companies whose growth potential we believe is generally unrecognized or misperceived by the market. We focus our investment strategy on large-capitalization stocks.

     ---------------------------------------------------------------------------

     Permitted Investments
     Under normal circumstances, we invest:

     . at least 80% of the Fund's assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more; and

     . up to 20% of total assets in securities of foreign companies through ADRs and similar investments.

     We will not invest more than 10% of the Fund's total assets in the securities of a single issuer. We may invest in additional master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

     ---------------------------------------------------------------------------

     Important Risk Factors
     The Fund is primarily subject to the "Equity Securities" and "Foreign Investments" risks described under "Common Risks for the Funds" on page 6.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 58. These considerations are all important to your investment choice.

36  Wells Fargo & Company 401(k) Plan Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Large Company Growth Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------
                                                INSTITUTIONAL CLASS
                                                SHARES--COMMENCED
                                                ON NOVEMBER 11, 1994
                                                ---------------------------
                                                  Sept. 30,      Sept. 30,
For the period ended:                               2003           2002
                                                ---------------------------
Net asset value, beginning of period            $      32.65   $      42.06
Income from investment operations:
   Net investment income (loss)                        (0.16)         (0.21)
   Net realized and unrealized gain (loss)
    on investments                                      9.18          (9.20)
Total from investment operations                        9.02          (9.41)
Less distributions:
   Dividends from net investment income                 0.00           0.00
   Distributions from net realized gain                 0.00           0.00
   Distributions in excess of realized gain             0.00           0.00
Total distributions                                     0.00           0.00
Net asset value, end of period                  $      41.67   $      32.65
Total return/4/                                        27.60%        (22.37)%
Ratios/supplemental data:
   Net assets, end of period (000s)             $  1,761,429   $  1,038,491
Ratios to average net assets/6/:
   Ratio of expenses to average net assets/2/           0.96%          1.00%
   Ratio of net investment income (loss)
    to average net assets                              (0.44)%        (0.56)%
Portfolio turnover/3/                                     13%            18%
Ratio of expenses to average net
 assets prior to waived fees and reimbursed
 expenses/2, 5, 6/                                      1.05%          1.03%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.
/4/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.Total returns for periods of less than one year are not annualized.
/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/6/  Ratios shown for periods of less than one year are annualized.

38  Wells Fargo & Company 401(k) Plan Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                ---------------------------------------------------------
                                                  Sept. 30,      Sept. 30,      Sept. 30,       May 31,
For the period ended:                               2001           2000          1999/1/         1999
                                                ---------------------------------------------------------
Net asset value, beginning of period            $      70.71   $      54.60   $      54.67   $      39.94
Income from investment operations:
   Net investment income (loss)                        (0.24)         (0.30)         (0.07)         (0.17)
   Net realized and unrealized gain (loss)
    on investments                                    (27.53)         18.01           0.00          15.95
Total from investment operations                      (27.77)         17.71          (0.07)         15.78
Less distributions:
   Dividends from net investment income                 0.00           0.00           0.00           0.00
   Distributions from net realized gain                (0.84)         (1.60)          0.00          (1.05)
   Distributions in excess of realized gain            (0.04)          0.00           0.00           0.00
Total distributions                                    (0.88)         (1.60)          0.00          (1.05)
Net asset value, end of period                  $      42.06   $      70.71   $      54.60   $      54.67
Total return/4/                                       (39.73)%        32.74%         (0.13)%        39.96%
Ratios/supplemental data:
   Net assets, end of period (000s)             $  1,066,607   $  1,532,428   $    801,943   $    645,385
Ratios to average net assets/6/:
   Ratio of expenses to average net assets/2/           0.97%          1.00%          1.00%          1.00%
   Ratio of net investment income (loss)
    to average net assets                              (0.48)%        (0.53)%        (0.38)%        (0.49)%
Portfolio turnover/3/                                     13%             9%             5%            28%
Ratio of expenses to average net assets prior
 to waived fees and reimbursed
 expenses/2, 5, 6/                                      0.97%          1.02%          1.04%          1.09%

                          Wells Fargo & Company 401(k) Plan Funds Prospectus  39

Moderate Balanced Fund
--------------------------------------------------------------------------------

     Investment Objective
     The Moderate Balanced Fund seeks to provide a combination of current income and capital appreciation by diversifying investments in stocks, bonds and other fixed income securities.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a gateway fund that invests in fixed income and equity master portfolios with an emphasis on fixed income portfolios. The Fund's "neutral" target allocation is 60% fixed income securities and 40% equity securities, and it uses a "multi-style" approach designed to minimize the risk of investing in a single investment style. "Style" means either an approach to selecting investments, or a type of investment. We currently invest in 15 master portfolios.

     We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund's target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.

     ---------------------------------------------------------------------------

     Permitted Investments
     The equity portion of the Fund's portfolio uses different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. The fixed income portion of the Fund's portfolio uses different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund.

     The percentage of Fund assets that we invest in different styles may temporarily deviate from the Fund's target allocations due to changes in market values. The adviser rebalances the Fund when the Fund's actual allocations deviate by a specified percentage from the target allocations. Under normal circumstances, we invest at least 25% of the Fund's total assets in fixed income securities. The Fund uses futures contracts to implement target allocation changes recommended by the asset allocation model.

     We may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

     ---------------------------------------------------------------------------

Target Allocations

                     Neutral Target Allocation  Target Allocation Ranges

Equity Styles                    40%                     30-50%
Fixed Income Styles              60%                     50-70%


40   Wells Fargo & Company 401(k) Plan Funds Prospectus

--------------------------------------------------------------------------------

     Portfolio Allocation
     The Fund's "neutral" portfolio allocations are currently as follows:

Investment Style/Portfolios                      Allocation
Diversified Bond Style                            60%
      Managed Fixed Income Portfolio                         22.5%
      Stable Income Portfolio                                15.0%
      Strategic Value Bond Portfolio                          7.5%
      Tactical Maturity Bond Portfolio                       15.0%
Diversified Equity Style                          40%
   Large Cap Blend Style                                 10%
      Index Portfolio                                          10%
   Large Cap Value Style                                 10%
      Equity Income Portfolio                                   8%
      Large Cap Value Portfolio                                 2%
   Large Cap Growth Style                                10%
      Disciplined Growth Portfolio                              2%
      Large Cap Appreciation Portfolio                          1%
      Large Company Growth Portfolio                            7%
   Small Cap Style                                        4%
      Small Cap Index Portfolio                              1.34%
      Small Company Growth Portfolio                         1.33%
      Small Company Value Portfolio                          1.33%
   International Style                                    6%
      International Equity Portfolio                          4.5%
      Overseas Portfolio                                      1.5%
TOTAL FUND ASSETS                                100%


                         Wells Fargo & Company 401(k) Plan Funds Prospectus   41

Moderate Balanced Fund
--------------------------------------------------------------------------------

     Portfolio Management
     Please see the "Description of Master Portfolios" section on page 74 for the objective and principal strategies of these portfolios, and the "Portfolio Managers" section on page 78 for the professional summaries for these managers.

Master Portfolio         Sub-Adviser                Portfolio Manager(s)

Disciplined Growth       Smith                      Stephen S. Smith, CFA
Equity Income            Wells Capital Management   David L. Roberts, CFA and
                                                    Gary J. Dunn, CFA
Index                    Wells Capital Management   Laurie R. White and
                                                    Gregory T. Genung, CFA
International Equity     Wells Capital Management   Sabrina Yih, CFA and
                                                    Josephine Jimenez, CFA
Large Cap Appreciation   Cadence                    William B. Bannick, CFA and
                                                    Robert L. Fitzpatrick, CFA
Large Cap Value          Systematic                 D. Kevin McCreesh, CFA and
                                                    Ronald M. Mushock, CFA
Large Company Growth     Peregrine                  John S. Dale, CFA and
                                                    Gary E. Nussbaum, CFA
Managed Fixed Income     Galliard                   Richard Merriam, CFA and
                                                    Ajay Mirza, CFA
Overseas                 LSV Asset Management       Josef Lakonishok;
                                                    Robert W. Vishny and
                                                    Menno Vermeulen
Small Cap Index          Wells Capital Management   Laurie R. White and
                                                    Gregory T. Genung, CFA
Small Company Growth     Peregrine                  Robert B. Mersky, CFA;
                                                    Paul E. von Kuster, CFA and
                                                    Daniel J. Hagen, CFA
Small Company Value      Peregrine                  Tasso H. Coin, Jr., CFA and
                                                    Douglas G. Pugh, CFA
Stable Income            Galliard                   John Huber, CFA
Strategic Value Bond     Galliard                   Richard Merriam, CFA and
                                                    John Huber, CFA
Tactical Maturity Bond   Peregrine                  William D. Giese, CFA and
                                                    Jay H. Strohmaier

--------------------------------------------------------------------------------

     Important Risk Factors
     The Fund is primarily subject to the risks described under "Common Risks for the Funds" on page 6.

     The Strategic Value Bond Portfolio in which the Fund invests may invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (sometimes referred to as "junk bonds"). Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 58. These considerations are all important to your investment choice.

42   Wells Fargo & Company 401(k) Plan Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Moderate Balanced Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------
                                                INSTITUTIONAL CLASS
                                                SHARES--COMMENCED ON
                                                NOVEMBER 11, 1994
                                                -----------------------
                                                 Sept. 30,    Sept. 30,
For the period ended:                              2003         2002
                                                -----------------------
Net asset value, beginning of period            $    19.47   $    22.29
Income from investment operations:
   Net investment income (loss)                       0.44         0.56
   Net realized and unrealized gain (loss)
    on investments                                    2.02        (1.80)
Total from investment operations                      2.46        (1.24)
Less distributions:
   Dividends from net investment income              (0.64)       (0.54)
   Distributions from net realized gain              (0.20)       (1.04)
Total distributions                                  (0.84)       (1.58)
Net asset value, end of period                  $    21.09   $    19.47
Total return/4/                                      12.99%       (6.35)%
Ratios/supplemental data:
   Net assets, end of period (000s)             $  512,460   $  459,248
Ratios to average net assets/6/:
   Ratio of expenses to average net assets/2/         0.89%        0.88%
   Ratio of net investment income (loss) to
    average net assets                                2.25%        2.55%
Portfolio turnover/3/                                   64%          61%
Ratio of expenses to average net assets
 prior to waived fees and reimbursed
 expenses/2, 5, 6/                                    1.03%        1.02%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
/4/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/6/  Ratios shown for periods of less than one year are annualized.

44   Wells Fargo & Company 401(k) Plan Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                                Sept. 30,    Sept. 30,    Sept. 30,     May 31,
 For the period ended:                             2001         2000        1999/1/       1999
------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $    24.83   $    24.18   $    24.14   $    22.98
Income from investment operations:
   Net investment income (loss)                      0.76         0.94         0.26         0.75
   Net realized and unrealized gain (loss)
    on investments                                  (1.17)        1.79        (0.22)        1.94
Total from investment operations                    (0.41)        2.73         0.04         2.69
Less distributions:
   Dividends from net investment income             (0.87)       (0.83)        0.00        (0.75)
   Distributions from net realized gain             (1.26)       (1.25)        0.00        (0.78)
Total distributions                                 (2.13)       (2.08)        0.00        (1.53)
Net asset value, end of period                 $    22.29   $    24.83   $    24.18   $    24.14
Total return/4/                                     (1.98)%      11.98%        0.17%       12.02%
Ratios/supplemental data:
   Net assets, end of period (000s)            $  519,931   $  524,214   $  546,570   $  527,693
Ratios to average net assets/6/:
   Ratio of expenses to average net assets/2/        0.88%        0.88%        0.88%        0.88%
   Ratio of net investment income (loss) to
    average net assets                               3.37%        3.58%        3.37%        3.26%
Portfolio turnover/3/                                  69%          58%          11%          53%
Ratio of expenses to average net assets
 prior to waived fees and reimbursed
 expenses/2, 5, 6/                                   0.93%        0.96%        1.09%        1.09%


                         Wells Fargo & Company 401(k) Plan Funds Prospectus   45

Strategic Growth Allocation Fund
--------------------------------------------------------------------------------

     Investment Objective
     The Strategic Growth Allocation Fund seeks to provide capital appreciation with a secondary emphasis on current income.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a gateway fund that is designed for investors seeking to invest in equity securities with limited exposure to fixed income securities. The Fund's "neutral" target allocation is 80% equity securities and 20% fixed income securities, and it uses a "multi-style approach designed to minimize the risk of investing in a single investment style. "Style" means either an approach to selecting investments, or a type of investment. We currently invest in 14 master portfolios.

     We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund's target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.

     ---------------------------------------------------------------------------

     Permitted Investments
     The equity portion of the Fund's portfolio uses different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. The fixed income portion of the Fund's portfolio uses different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Fund.

     The percentage of the Fund's assets that we invest in different styles may temporarily deviate from the Fund's target allocations due to changes in market values. The adviser rebalances the Fund when the Fund's actual allocations deviate by a specified percentage from the target allocations. The Fund uses futures contracts to implement target allocation changes recommended by the asset allocation model.

     We may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

--------------------------------------------------------------------------------

Target Allocations

                      Neutral Target Allocation   Target Allocation Ranges

Equity Styles                    80%                     65-95%
Fixed Income Styles              20%                      5-35%

46   Wells Fargo & Company 401(k) Plan Funds Prospectus

--------------------------------------------------------------------------------

     Portfolio Allocation
     The Fund's "neutral" portfolio allocations are currently as follows:

Investment Style/Portfolios                      Allocation

Large Cap Blend Style                             80%
      Index Portfolio                                    20%
   Large Cap Value Style                                 20%
      Equity Income Portfolio                                   16%
      Large Cap Value Portfolio                                  4%
   Large Cap Growth Style                                20%
      Disciplined Growth Portfolio                               4%
      Large Cap Appreciation Portfolio                           2%
      Large Company Growth Portfolio                            14%
   Small Cap Style                                        8%
      Small Cap Index Portfolio                               2.67%
      Small Company Growth Portfolio                          2.67%
      Small Company Value Portfolio                           2.66%
   International Style                                   12%
      International Equity Portfolio                             9%
      Overseas Portfolio                                         3%
Diversified Bond Style                                   20%
      Managed Fixed-Income Portfolio                          10.0%
      Strategic Value Bond Portfolio                          3.33%
      Tactical Maturity Bond Portfolio                        6.67%
TOTAL FUND ASSETS                                100%


                         Wells Fargo & Company 401(k) Plan Funds Prospectus   47

Strategic Growth Allocation Fund
--------------------------------------------------------------------------------

     Portfolio Management
     Please see the "Description of Master Portfolios" section on page 74 for the objective and principal strategies for each portfolio, and the "Portfolio Managers" section on page 78 for the professional summaries for these managers.

Master Portfolio         Sub-Adviser                Portfolio Manager(s)

Disciplined Growth       Smith                      Stephen S. Smith, CFA
Equity Income            Wells Capital Management   David L. Roberts, CFA and
                                                    Gary J. Dunn
Index                    Wells Capital Management   Laurie R. White and
                                                    Gregory T. Genung, CFA
International Equity     Wells Capital Management   Sabrina Yih, CFA and
                                                    Josephine Jimenez, CFA
Large Cap Appreciation   Cadence                    William B. Bannick, CFA and
                                                    Robert L. Fitzpatrick, CFA
Large Cap Value          Systematic                 D. Kevin McCreesh, CFA and
                                                    Robert M. Mushock, CFA
Large Company Growth     Peregrine                  John S. Dale, CFA and
                                                    Gary E. Nussbaum, CFA
Managed Fixed-Income     Galliard                   Richard Merriam, CFA and
                                                    Ajay Mirza, CFA
Overseas                 LSV Asset Management       Josef Lakonishok;
                                                    Robert W. Vishny and
                                                    Menno Vermeulen
Small Cap Index          Wells Capital Management   Laurie R. White and
                                                    Gregory T. Genung, CFA
Small Company Growth     Peregrine                  Robert B. Mersky, CFA;
                                                    Paul E. von Kuster, CFA and
                                                    Daniel J. Hagen, CFA
Small Company Value      Peregrine                  Tasso H. Coin, Jr., CFA and
                                                    Douglas G. Pugh, CFA
Strategic Value Bond     Galliard                   Richard Merriam, CFA and
                                                    John Huber, CFA
Tactical Maturity Bond   Peregrine                  William D. Giese, CFA and
                                                    Jay H. Strohmaier

--------------------------------------------------------------------------------

     Important Risk Factors
     The Fund is primarily subject to the risks described under "Common Risks for the Funds" on page 6.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" section beginning on page 58. These considerations are all important to your investment choice.

48   Wells Fargo & Company 401(k) Plan Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Strategic Growth Allocation Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------
                                                INSTITUTIONAL CLASS
                                                SHARES--COMMENCED ON
                                                DECEMBER 11, 1997
                                                -----------------------
                                                 Sept. 30,    Sept. 30,
For the period ended:                              2003         2002
                                                -----------------------
Net asset value, beginning of period            $     9.91   $    12.02
Income from investment operations:
   Net investment income (loss)                       0.10         0.13
   Net realized and unrealized gain (loss)
    on investments                                    2.00        (2.03)
Total from investment operations                      2.10        (1.90)
Less distributions:
   Dividends from net investment income              (0.16)       (0.11)
   Distributions from net realized gain               0.00        (0.10)
Total distributions                                  (0.16)       (0.21)
Net asset value, end of period                  $    11.85   $     9.91
Total return/4/                                      21.36%      (16.22)%
Ratios/supplemental data:
   Net assets, end of period (000s)             $  131,760   $   78,673
Ratios to average net assets/6/:
   Ratio of expenses to average net assets/2/         1.00%        1.00%
   Ratio of net investment income (loss) to
    average net assets                                1.20%        1.20%
Portfolio turnover/3/                                   43%          40%
Ratio of expenses to average net assets
 prior to waived fees and reimbursed
 expenses/2, 5, 6/                                    1.13%        1.08%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
/4/ Total returns do not include any sales charges, and would have been lower had certain gross expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/6/  Ratios shown for periods of less than one year are annualized.

50   Wells Fargo & Company 401(k) Plan Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                                Sept. 30,    Sept. 30,    Sept. 30,     May 31,
 For the period ended:                             2001         2000        1999/1/       1999
------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $    14.78   $    12.89   $    12.93   $    11.04
Income from investment operations:
   Net investment income (loss)                      0.17         0.18         0.02         0.15
   Net realized and unrealized gain (loss)
    on investments                                  (2.29)        1.85        (0.06)        1.83
Total from investment operations                    (2.12)  $     2.03        (0.04)        1.98
Less distributions:
   Dividends from net investment income             (0.17)       (0.12)        0.00        (0.09)
   Distributions from net realized gain             (0.47)       (0.02)        0.00         0.00
Total distributions                                 (0.64)       (0.14)        0.00        (0.09)
Net asset value, end of period                 $    12.02   $    14.78   $    12.89   $    12.93
Total return/4/                                    (14.97)%      15.82%       (0.31)%      17.98%
Ratios/supplemental data:
   Net assets, end of period (000s)            $   82,908   $   90,334   $   65,011   $   31,975
Ratios to average net assets/6/:
   Ratio of expenses to average net assets/2/        1.00%        1.00%        1.00%        1.00%
   Ratio of net investment income (loss) to
    average net assets                               1.37%        1.40%        1.36%        1.34%
Portfolio turnover/3/                                  49%          48%          12%          43%
Ratio of expenses to average net assets
 prior to waived fees and reimbursed
 expenses/2, 5, 6/                                   1.03%        1.17%        1.24%        1.36%

                         Wells Fargo & Company 401(k) Plan Funds Prospectus   51

Strategic Income Fund
--------------------------------------------------------------------------------

     Investment Objective
     The Fund's investment objective is to provide a combination of current income and capital appreciation by diversifying investments in bonds, other fixed income investments, and stocks.

     ---------------------------------------------------------------------------

     Investment Strategies
     The Fund is a gateway fund that is designed for investors seeking to invest in fixed income securities with limited exposure to equity securities. The Fund's "neutral" target allocation is 80% fixed income securities and 20% equity securities, and it uses a "multi-style" approach designed to minimize the risk of investing in a single investment style."Style" means either an approach to selecting investments, or a type of investment. We currently invest in 15 master portfolios.

     We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund's target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.

     ---------------------------------------------------------------------------

     Permitted Investments
     The fixed income portion of the Fund's portfolio uses different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed-income portion of the Fund's investments. The equity portion of the Fund's portfolio uses different equity investment styles. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. Under normal circumstances, we invest at least 80% of the Fund's assets in income producing securities.

     The percentage of the Fund's assets that we invest in different styles may temporarily deviate from the Fund's target allocations due to changes in market values. The adviser rebalances the Fund when the Fund's actual allocations deviate by a specified percentage from the target allocations. The Fund uses futures contracts to implement target allocation changes recommended by the asset allocation model.

     We may invest in more or fewer master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

--------------------------------------------------------------------------------

Target Allocations

                      Neutral Target Allocation   Target Allocation Ranges

Equity Styles                    20%                       15-25%
Fixed Income Styles              80%                       75-85%


52   Wells Fargo & Company 401(k) Plan Funds Prospectus

--------------------------------------------------------------------------------

     Portfolio Allocation
     The Fund's "neutral" portfolio allocations are currently as follows:

Investment Style/Portfolios                     Allocation

Diversified Bond Style                           80%
      Managed Fixed Income Portfolio                    27.5%
      Stable Income Portfolio                           25.0%
      Strategic Value Bond Portfolio                    9.18%
      Tactical Maturity Bond Portfolio                 18.32%
Diversified Equity Style                         20%
   Large Cap Blend Style                                   5%
      Index Portfolio                                              5%
   Large Cap Value Style                                   5%
      Equity Income Portfolio                                      4%
      Large Cap Value Portfolio                                    1%
   Large Cap Growth Style                                  5%
      Disciplined Growth Portfolio                              1.00%
      Large Cap Appreciation Portfolio                          0.50%
      Large Company Growth Portfolio                            3.50%
   Small Cap Style                                         2%
      Small Cap Index Portfolio                                 0.67%
      Small Company Growth Portfolio                            0.67%
      Small Company Value Portfolio                             0.66%
International Style                                        3%
      International Equity Portfolio                            2.25%
      Overseas Portfolio                                        0.75%
TOTAL FUND ASSETS                               100%


                         Wells Fargo & Company 401(k) Plan Funds Prospectus   53

Strategic Income Fund
--------------------------------------------------------------------------------

     Portfolio Management
     Please see the "Description of Master Portfolios" section on page 74 for the objective and principal strategies for each Fund, and the "Portfolio Managers" section on page 78 for the professional summaries for these managers.

Master Portfolio         Sub-Adviser                Portfolio Manager(s)

Disciplined Growth       Smith                      Stephen S. Smith, CFA
Equity Income            Wells Capital Management   David L. Roberts, CFA and
                                                    Gary J. Dunn, CFA
Index                    Wells Capital Management   Laurie R. White and
                                                    Gregory T. Genung, CFA
International Equity     Wells Capital Management   Sabrina Yih, CFA and
                                                    Josephine Jimenez, CFA
Large Cap Appreciation   Cadence                    William B. Bannick, CFA and
                                                    Robert L. Fitzpatrick, CFA
Large Cap Value          Systematic                 D. Kevin McCreesh, CFA and
                                                    Robert M. Mushock, CFA
Large Company Growth     Peregrine                  John S. Dale, CFA and
                                                    Gary E. Nussbaum, CFA
Managed Fixed Income     Galliard                   Richard Merriam, CFA and
                                                    Ajay Mirza, CFA
Overseas                 LSV Asset Management       Josef Lakonishok;
                                                    Robert W. Vishny and
                                                    Menno Vermeulen
Small Cap Index          Wells Capital Management   Laurie R. White and
                                                    Gregory T. Genung, CFA
Small Company Growth     Peregrine                  Robert B. Mersky, CFA;
                                                    Paul E. von Kuster, CFA and
                                                    Daniel J. Hagen
Small Company Value      Peregrine                  Tasso H. Coin, Jr., CFA and
                                                         Douglas G. Pugh, CFA
Stable Income            Galliard                   John Huber, CFA
Strategic Value Bond     Galliard                   Richard Merriam, CFA and
                                                    John Huber, CFA
Tactical Maturity Bond   Peregrine                  William D. Giese, CFA and
                                                         Jay H. Strohmaier
--------------------------------------------------------------------------------

     Important Risk Factors
     The Fund is primarily subject to the "Debt Securities and "Equity Securities" risks described under "Common Risks for the Funds" on page 6.

     The Strategic Value Bond Portfolio in which the Fund invests may invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (sometimes referred to as "junk bonds"). Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher rated securities.

     You should consider these risks, along with the "Additional Strategies and General Investment Risks" beginning on page 58. These considerations are all important to your investment choice.

54   Wells Fargo & Company 401(k) Plan Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Strategic Income Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------
                                                INSTITUTIONAL CLASS
                                                SHARES--COMMENCED ON
                                                NOVEMBER 11, 1994
                                                -----------------------
                                                 Sept. 30,    Sept. 30,
For the period ended:                              2003         2002
                                                -----------------------
Net asset value, beginning of period            $    18.42   $    19.92
Income from investment operations:
Net investment income (loss)                          0.46         0.61
Net realized and unrealized gain (loss)
 on investments                                       1.00        (0.75)
Total from investment operations                      1.46        (0.14)
Less distributions:
Dividends from net investment income                 (0.60)       (0.78)
Distributions from net realized gain                 (0.05)       (0.58)
Total distributions                                  (0.65)       (1.36)
Net asset value, end of period                  $    19.23   $    18.42
Total return/4/                                       8.17%       (0.89)%
Ratios/supplemental data:
   Net assets, end of period (000s)             $  381,254   $  288,610
Ratios to average net assets/6/:
   Ratio of expenses to average net assets/2/         0.82%        0.80%
   Ratio of net investment income (loss) to
    average net assets                                2.78%        3.23%
Portfolio turnover/3/                                   73%          71%
Ratio of expenses to average net assets
 prior to waived fees and reimbursed
 expenses/2, 5, 6/                                    0.97%        1.00%

/1/  The Fund changed its fiscal year-end from May 31 to September 30.
/2/ Includes expenses allocated from the Portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
/4/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/5/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/6/  Ratios for periods of less than one year are annualized.

56   Wells Fargo & Company 401(k) Plan Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

                                                -------------------------------------------------
                                                 Sept. 30,    Sept. 30,    Sept. 30,     May 30,
For the period ended:                              2001         2000         1999/1/      2002
                                                -------------------------------------------------
Net asset value, beginning of period            $    20.44   $    20.06   $    19.98   $    19.56
Income from investment operations:
Net investment income (loss)                          0.84         0.95         0.29         0.82
Net realized and unrealized gain (loss)
 on investments                                      (0.06)        0.86        (0.21)        0.81
Total from investment operations                      0.78         1.81         0.08         1.63
Less distributions:
Dividends from net investment income                 (0.93)       (0.88)        0.00        (0.84)
Distributions from net realized gain                 (0.37)       (0.55)        0.00        (0.37)
Total distributions                                  (1.30)       (1.43)        0.00        (1.21)
Net asset value, end of period                  $    19.92   $    20.44   $    20.06   $    19.98
Total return/4/                                       3.89%        9.52%        0.40%        8.45%
Ratios/supplemental data:
   Net assets, end of period (000s)             $  301,041   $  268,386   $  267,158   $  263,328
Ratios to average net assets/6/:
   Ratio of expenses to average net assets/2/         0.80%        0.80%        0.80%        0.80%
   Ratio of net investment income (loss) to
    average net assets                                4.34%        4.69%        4.32%        4.22%
Portfolio turnover/3/                                   77%          62%          11%          54%
Ratio of expenses to average net assets
 prior to waived fees and reimbursed
 expenses/2, 5, 6/                                    0.90%        0.94%        1.05%        1.04%

                          Wells Fargo & Company 401(k) Plan Funds Prospectus  57

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

     Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

     Each Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, to either maintain liquidity. Each Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

     Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the "Summary of Important Risks" section on page 6. Other risks of mutual fund investing include the following:

     . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

     .  We cannot guarantee that a Fund will meet its investment objective.

     . We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good any such losses.

     . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

     . An investment in a single Fund, by itself, does not constitute a complete investment plan.

     . The "Strategic" and "Balanced" Funds are subject to leverage risk, which is the risk that some relatively smaller transactions may multiply smaller market movements into larger changes in a Fund's NAV. This risk may occur when a Fund makes investments in derivatives, such as options or futures contracts.

     . The Funds that invest in smaller companies, foreign companies (including investments made through ADRs and similar investments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund's investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

     . Certain Funds may use various derivative instruments, such as options or futures contracts. The term "derivatives" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

     . Certain Funds may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association ("GNMAs"), the Federal National Mortgage Association ("FNMAs") and the Federal Home Loan Mortgage Corporation ("FHLMCs"). Some of these obligations are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the duration of the securities and also reduce the rate of return on the portfolio. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of U.S. Government obligations. Not all U.S. Government obligations are backed by the full faith and credit of the

58   Wells Fargo & Company 401(k) Plan Funds Prospectus

--------------------------------------------------------------------------------

        U.S. Government and the U.S. Government's guarantee does not extend to the Funds themselves.

     What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

     Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

     Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

     Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

     Emerging Market Risk--The additional risks associated with emerging markets, as defined in the glossary, including that they may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

     Foreign Investment Risk--The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign investments may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

     Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

     Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

     Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

                         Wells Fargo & Company 401(k) Plan Funds Prospectus   59

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

Market Risk--The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Prepayment/Extension Risk--The risk that prepayment rates on mortgage loans or other receivables will be higher or lower than expected which can alter the duration of a mortgage-backed security, increase interest risk and reduce rates of return.

Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

Small Company Investment Risk--The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more dramatically in response to selling pressure.

In addition to the general risks discussed above and under "Summary of Important Risks," you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors"
section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

60   Wells Fargo & Company 401(k) Plan Funds Prospectus

--------------------------------------------------------------------------------

Investment Practice/Risk
The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices.

Remember, each Fund is designed to meet different investment needs and objectives.

                                                        ----------------------------------------------------------------------------
                                                                                             LARGE             STRATEGIC
                                                        DIVERSIFIED  DIVERSIFIED   GROWTH   COMPANY  MODERATE    GROWTH    STRATEGIC
                                                          EQUITY      SMALL CAP   BALANCED  GROWTH   BALANCED  ALLOCATION   INCOME
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE              PRINCIPAL RISK(S)
------------------------------------------------------------------------------------------------------------------------------------
Borrowing Policies
The ability to borrow money      Leverage Risk               X            X           X        X         X         X           X
for temporary purposes (e.g.
to meet shareholder
redemptions).

Emerging Market
Securities of companies based    Emerging Market,            X                        X                  X         X
in countries considered          Foreign Investment,
developing or to have            Regulatory, Liquidity
"emerging" stock markets.        and Currency Risk
Generally, these securities
have the same type of risks as
foreign securities, but to a
higher degree.

Floating and Variable Rate Debt
Instruments with interest rates  Interest Rate and                                    X                  X         X           X
that are adjusted either on a    Credit Risk
schedule or when an index or
benchmark changes.

Foreign Obligations
Debt securities of non-U.S.      Foreign Investment,                                  X                  X         X
companies, foreign banks,        Regulatory and
foreign governments,and other    Liquidity Risk
foreign entities.

Foreign Securities
Equity securities issued by a    Foreign Investment,         X            X           X        X         X         X
non-U.S. company which may be    Regulatory, Liquidity
in the form of an ADR or         and Currency Risk
similar investment.

Forward Commitment, When-Issued
and Delayed Delivery
Transactions
Securities bought or sold for    Interest Rate,                                       X                  X         X           X
delivery at a later date or      Leverage and Credit
bought or sold for a fixed       Risk
price at a fixed date.

High Yield Securities
Debt securities of lower         Interest Rate and                                                       X                     X
quality that produce generally   Credit Risk
higher rates of return. These
securities, sometimes referred
to as "junk bonds,"tend to be
more sensitive to economic
conditions, more volatile,and
less liquid,and are subject to
greater risk of default.

Illiquid Securities
A security which may not be      Liquidity Risk              X            X           X        X         X         X           X
sold or disposed of in the
ordinary course of business
within seven days at the value
determined by the Fund.
Limited to 15% of net assets.

                         Wells Fargo & Company 401(k) Plan Funds Prospectus   61

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

                                                        ----------------------------------------------------------------------------
                                                                                             LARGE              STRATEGIC
                                                        DIVERSIFIED  DIVERSIFIED   GROWTH   COMPANY  MODERATE     GROWTH   STRATEGIC
                                                          EQUITY      SMALL CAP   BALANCED  GROWTH   BALANCED   ALLOCATION  INCOME
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE              PRINCIPAL RISK(S)
------------------------------------------------------------------------------------------------------------------------------------
Loan Participations
Debt obligations that represent  Credit Risk                                                                                   X
a portion of a larger loan made
by a bank. Generally sold
without guarantee or recourse,
some participations sell at a
discount because of the
borrower's credit problems.

Loans of Portfolio Securities
The practice of loaning          Credit, Counter-Party       X            X           X        X         X         X           X
securities to brokers, dealers   and Leverage Risk
and financial institutions to
increase returns on those
securities. Loans may be made
up to 1940 Act limits
(currently one-third of total
assets, including the value of
collateral received).

Mortgage- and Other Asset-
Backed Securities
Securities consisting of         Interest Rate, Credit                                X                  X         X           X
undivided fractional interests   and Prepayment/
in pools of consumer loans,      Extension Risk
such as mortgage loans, car
loans, credit card debt or
receivables held in trust.

Options
The right to buy or sell a       Leverage and Liquidity      X                        X                  X         X           X
security based on an agreed      Risk
upon price at a specified
time. Types of options Types of
used option may include:
options on securities, options
on a stock index and options on
stock index futures to protect
liquidity and portfolio value.

Other Mutual Funds
Investments by the Fund in       Market Risk                 X            X           X        X         X         X           X
shares of other mutual funds,
which will cause Fund
shareholders to bear a pro
rata portion of the other
fund's expenses, in addition to
the expenses paid by the Fund.

Privately Issued Securities
Securities that are not          Liquidity Risk              X            X           X        X         X         X           X
publicly traded but which may
or may not be resold in
accordance with Rule 144A under
the Securities Act of 1933.

Repurchase Agreements
A transaction in which the       Credit and
seller of a security agrees to   Counter-Party Risk          X            X           X        X         X         X           X
buy back a security at an
agreed upon time and price,
usually with interest.

Small Company Securities
Investments in small companies,  Small Company               X            X           X                            X
which may be less liquid and     Investment, Market,
more volatile than               and Liquidity Risk
investments in larger
companies.

Stripped Obligations
Securities that give ownership   Interest Rate Risk                                   X                                        X
to either future payments of
interest or a future payment of
principal, but not both. These
securities tend to have greater
interest rate sensitivity than
conventional debt.

62   Wells Fargo & Company 401(k) Plan Funds Prospectus

Organization and Management of the Funds
--------------------------------------------------------------------------------

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust ("the Board") supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

--------------------------------------------------------------------------------
                                BOARD OF TRUSTEES
--------------------------------------------------------------------------------
                        Supervises the Funds' activities
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       INVESTMENT ADVISER                               CUSTODIAN
--------------------------------------------------------------------------------
Wells Fargo Funds Management, LLC           Wells Fargo Bank, N.A.
525 Market St., San Francisco, CA           6th & Marquette, Minneapolis, MN
Manages the Funds' investment               Provides safekeeping for the Funds'
activities                                  assets
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            INVESTMENT SUB-ADVISERS
--------------------------------------------------------------------------------
                                 Varies by Fund
                 Responsible for day-to-day portfolio management
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                             SHAREHOLDER
                                                              SERVICING
     ADMINISTRATOR               TRANSFER AGENT                 AGENTS
--------------------------------------------------------------------------------
Wells Fargo Funds              Boston Financial Data        Various Agents
Management, LLC                Services, Inc.
525 Market St.                 Two Heritage Dr.
San Francisco, CA              Quincy, MA

Manages the                    Maintains records            Provide
Funds' business                of shares and                services to
activities                     supervises the payment       customers
                               of dividends
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   FINANCIAL SERVICES FIRMS AND SELLING AGENTS
--------------------------------------------------------------------------------
        Advise current and prospective shareholders on Fund investments
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  SHAREHOLDERS
--------------------------------------------------------------------------------

                         Wells Fargo & Company 401(k) Plan Funds Prospectus   63

Organization and Management of the Funds
--------------------------------------------------------------------------------

     The Investment Adviser
     Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds' adviser is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under "Management Fees" in the front of this Prospectus. As of September 30, 2003, Funds Management managed over $72 billion in assets.

     Each Fund in this Prospectus, except the Large Company Growth Fund, is a gateway fund that invests in various master portfolios. Funds Management is entitled to receive an annual investment advisory fee of 0.25% of each Fund's average daily net assets for providing advisory services to each Fund, including the determination of the asset allocations of each Fund's investments in various master portfolios. Funds Management also acts as the adviser to, and is entitled to receive a fee from, each master portfolio. The total amount of investment advisory fees paid to Funds Management as a result of a Fund's investments varies depending on the Fund's allocation of assets among the various master portfolios.

     Dormant Investment Advisory Arrangements
     Under the investment advisory contract for the Large Company Growth Fund, Funds Management does not receive any compensation from the Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. Under this current fee structure, Funds Management only receives an advisory fee from the master portfolio. If the Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of the Fund's average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund's investments in the various master portfolios.

     Under the investment advisory contract for the Funds, Funds Management acts as investment adviser for gateway fund assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive any compensation under this arrangement as long as a gateway fund invests substantially all of its assets in one or more master portfolios. If a gateway fund redeems assets from a master portfolio and invests them directly, in a portfolio of securities, Funds Management receives an investment advisory fee from the gateway fund for the management of those assets.

     Each gateway fund has a similar "dormant" sub-advisory arrangement with some or all of the sub-advisers that advise the master portfolio(s) in which a gateway fund invests. Under these arrangements, if a gateway fund redeems assets from a master portfolio and invests them directly using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund's assets formerly invested in the master portfolio.

64   Wells Fargo & Company 401(k) Plan Funds Prospectus

--------------------------------------------------------------------------------

     The Sub-Advisers
     Wells Capital Management Incorporated ("Wells Capital Management"), an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Growth Balanced, Moderate Balanced, Strategic Growth Allocation and Strategic Income Funds, and in this capacity is responsible for the day-to-day investment management activities of these Funds. Wells Capital Management also sub-advises the Index, Equity Income, Small Cap Index and International Equity Portfolios in which the gateway funds invest a portion of their assets. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of September 30, 2003, Wells Capital Management managed assets aggregating in excess of $116 billion.

     Cadence Capital Management ("Cadence"), a wholly owned subsidiary of Allianz A.G., located at 265 Franklin Street, Boston, Massachusetts 02110, is the investment sub-adviser for the Large Cap Appreciation Portfolio. In this capacity, it is responsible for the day-to-day investment management of the portfolio. Cadence is a registered investment adviser that provides investment management services to pension plans, endowments, mutual funds and individual investors. As of September 30, 2003, Cadence managed approximately $5.1 billion in assets.

     Galliard Capital Management, Inc. ("Galliard"), located at LaSalle Plaza, 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55479, is the investment sub-adviser for the Stable Income, Strategic Value Bond and Managed Fixed Income Portfolios. In this capacity, it is responsible for the day-to-day investment management of these portfolios. Galliard is a registered investment adviser that provides investment advisory services to bank and thrift institutions, pension and profit sharing plans, trusts and charitable organizations and corporate and other business entities. As of September 30, 2003, Galliard managed approximately $15.8 billion in assets.

     LSV Asset Management, located at 1 North Wacker Drive, Suite 4000, Chicago, IL 60606 is the sub-investment adviser for the Overseas Portfolio. In this capacity it is responsible for the day-to-day investment management of the portfolio. LSV is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans. As of September 30, 2003, LSV managed over $14.7 billion in assets.

     Peregrine Capital Management, Inc. ("Peregrine"), a wholly owned subsidiary of Wells Fargo Bank & Company located at LaSalle Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55402, is the investment sub-adviser for the Large Company Growth, Small Company Growth, Small Company Value and Tactical Maturity Bond Portfolios. In this capacity, it is responsible for the day-to-day investment management of these portfolios. Peregrine is a registered investment adviser that provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) plans, foundations and endowments. As of September 30, 2003, Peregrine managed approximately $11.6 billion in assets.

     Smith Asset Management Group, L.P. ("Smith Group"), located at 200 Crescent Court, Suite 850, Dallas, Texas 75201, is the investment sub-adviser for the Disciplined Growth Portfolio and is responsible for the day-to-day investment management of the portfolio. Smith Group is a registered investment adviser that provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net-worth individuals using a disciplined equity style. As of September 30, 2003, the Smith Group managed over $777 million in assets.

                         Wells Fargo & Company 401(k) Plan Funds Prospectus   65

Organization and Management of the Funds
--------------------------------------------------------------------------------

     Systematic Financial Management, located at 300 Frank W. Burr Boulevard, Glenpointe East, Teaneck, NJ 07666 is the sub-investment adviser for the Large Cap Value Portfolio. Systematic is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans. As of September 30, 2003, Systematic managed over $5.7 billion in assets.

     The sub-advisers are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser.

     The Administrator
     Funds Management provides the Funds with administrative services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund's business.

     Shareholder Servicing Plan
     We have a shareholder servicing plan for the Institutional Class shares of the Diversified Small Cap Fund. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, the Fund pays an annual fee of 0.10% of its average daily net assets.

     The Transfer Agent
     Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Funds.

66   Wells Fargo & Company 401(k) Plan Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Your Account
--------------------------------------------------------------------------------

     This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

     Pricing Fund Shares
     . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form. The price of Fund shares is based on a Fund's NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

     . Each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange ("closing price"), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the latest closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market price is still reliable and, if not, what fair market value to assign to the security. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

     . We determine the NAV of the Fund's shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"), which is usually 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class's liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

     . We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests received in proper form before this time are processed the same day. Requests received after the cutoff are processed the next business day.

     . The Funds are open for business on each day the NYSE is open for business. NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

     Minimum Investments
     Institutions are required to make a minimum initial investment of $2,000,000 per Fund. There are no minimum subsequent investment requirements so long as your Institution maintains account balances at or above the minimum initial investment amount. Minimum initial investment requirements may be waived for certain Institutions.

68   Wells Fargo & Company 401(k) Plan Funds Prospectus

                                                               How to Buy Shares
--------------------------------------------------------------------------------

     Typically, Institutional Class shares are bought and held on your behalf by the Institution through which you are investing. Investors interested in purchasing Institutional Class shares of the Funds should contact an account representative at their Institution and should understand the following:

     . Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

     . Institutions are usually the holders of record of Institutional Class shares held through Customer Accounts and maintain records reflecting their customers' beneficial ownership of the shares;

     . Institutions are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

     . Institutions are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds;

     . Institutions may charge their customers account fees and may receive significant fees from us with respect to investments their customers have made with the Funds; and

     . All purchases must be made with U.S. dollars and all checks must be drawn on U.S. banks.

     . In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on an account: full name, date of birth, Social Security number, and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day's NAV.

                         Wells Fargo & Company 401(k) Plan Funds Prospectus   69

Your Account                                                  How to Sell Shares
--------------------------------------------------------------------------------

     Institutional Class shares must be redeemed in accordance with the account agreement governing your Customer Account at the Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

     ---------------------------------------------------------------------------
     GENERAL NOTES FOR SELLING SHARES
     ---------------------------------------------------------------------------

     . We will process requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the cutoff time are processed on the same business day.

     . Redemption proceeds are usually wired to the redeeming Institution the following business day.

     . If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan.There may be special requirements that supersede the directions in this Prospectus.

     . We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through ACH have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

     . Generally, we pay redemption requests in cash, unless the redemption request is for more than the lesser of $250,000 or 1% of the net assets of the Fund by a single shareholder over a ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, we may pay all or part of the redemption in securities of equal value.

70   Wells Fargo & Company 401(k) Plan Funds Prospectus

                                                                       Exchanges
--------------------------------------------------------------------------------

     Exchanges between Wells Fargo Funds involve two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

     . You should carefully read the prospectus for the Fund into which you wish to exchange.

     . In general, exchanges may be made between like share classes of any Wells Fargo Fund offered to the general public for investments.

     . Every exchange involves selling Fund shares that may produce a capital gain or loss for tax purposes.

     . The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from market timing and excessive trading activity. Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, Funds Management monitors available trading information and may temporarily suspend or permanently terminate purchase or exchange privileges from investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive would depend on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved.

     . If you are making an initial investment into a new fund through an exchange, you must exchange at least the minimum first purchase amount for the new fund, unless your balance has fallen below that amount due to market conditions.

     Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

     Contact your account representative for further details.

                         Wells Fargo & Company 401(k) Plan Funds Prospectus   71

Other Information
--------------------------------------------------------------------------------

     Income and Gain Distributions
     The Funds in this Prospectus make distributions of any net investment income and realized capital gains at least annually. Contact your Institution for distribution options.

     Remember, distributions have the effect of reducing NAV per share by the amount distributed.

     Taxes
     The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for further income tax considerations.

     As long as you hold Fund shares through a tax-advantaged account, such as a 401(k) plan, you will only be taxed on your investment through such account. Ordinarily, you will not be taxed if you sell or exchange Fund shares or receive distributions from the Fund until proceeds from the sale, exchange or distribution are distributed from the account to you. Please consult with your own tax adviser regarding the tax consequences to you of holding Fund shares through such an account.

72   Wells Fargo & Company 401(k) Plan Funds Prospectus

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--------------------------------------------------------------------------------

Description of Master Portfolios
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO                          OBJECTIVE
--------------------------------------------------------------------------------

Disciplined Growth Portfolio       The Portfolio seeks capital appreciation by
                                   investing primarily in common stocks of
                                   larger companies.

Equity Income Portfolio            The Portfolio seeks long-term capital
                                   appreciation and above-average dividend
                                   income.

Index Portfolio                    The Portfolio seeks to replicate the return
                                   of the S&P 500 Index.

International Equity Portfolio     The Portfolio seeks total return, with an
                                   emphasis on capital appreciation, over the long term by investing in equity securities of non-U.S. companies.

Large Cap Appreciation Portfolio   The Portfolio seeks long-term capital
                                   appreciation.

Large Cap Value Portfolio          The Portfolio seeks long-term capital
                                   appreciation.

Large Company Growth Portfolio     The Portfolio seeks long-term capital
                                   appreciation by investing primarily in large, high-quality domestic companies that the adviser believes have superior growth potential.

Managed Fixed Income Portfolio     The Portfolio seeks consistent fixed-income
                                   returns.

Overseas Portfolio                 The Portfolio seeks long-term capital
                                   appreciation.

Small Cap Index Portfolio          The Portfolio seeks to replicate the total
                                   return of the S&P Small Cap 600 Index with minimum tracking error and to minimize transaction costs.

Small Company Growth Portfolio     The Portfolio seeks long-term capital
                                   appreciation by investing in smaller domestic companies.

74   Wells Fargo & Company 401(k) Plan Funds Prospectus

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     PRINCIPAL STRATEGIES
--------------------------------------------------------------------------------

     The Portfolio invests primarily in the common stocks of companies that, in the view of the adviser, possess above-average potential for growth. We invest in companies with average market capitalizations greater than $5 billion.

     The Portfolio invests primarily in the common stocks of large, high-quality domestic companies that have above-average return potential based on current market valuations and above-average dividend income. We invest principally in securities of companies with market capitalizations of $3 billion or more.

     Under normal circumstances, the Portfolio invests substantially in common stocks designed to replicate the holdings and weightings of the stocks comprising the S&P 500 Index.

     The Portfolio invests in securities of companies in developed international and emerging market countries that we believe are both politically and economically stable. The Portfolio invests in the securities of at least five different countries other than the United States. We apply a fundamentals-driven, value-oriented analysis to identify companies with above-average potential for long-term growth and total return capabilities.

     In making investment decisions for the Portfolio, we consider the 1,000 largest publicly traded companies in the U.S., screening the stocks in this universe for a series of growth and value criteria. We invest principally in securities of companies with market capitalizations of $3 billion or more.

     The Portfolio invests in the common stocks of large U.S. companies. We select securities that we believe have strong fundamentals, compelling value characteristics (such as low price-to-earnings or price-to-book ratios), and demonstrate the potential for improved performance. We invest principally in securities of companies with market capitalizations of $3 billion or more.

     The Portfolio invests primarily in large companies that have superior growth potential. We invest principally in securities of companies with market capitalizations of $3 billion or more.

     The Portfolio invests in a diversified portfolio of fixed- and variable-rate U.S. dollar-denominated, fixed-income securities of a broad spectrum of U.S. and foreign issuers including U.S. Government obligations and the debt securities of financial institutions, corporations and others.

     The Portfolio invests principally in non-U.S. Securities. We select securities for the Portfolio by using a quantitative investment model which ranks securities based on measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). We invest in securities of companies with market capitalizations of $400 million or more.

     Under normal circumstances, the Portfolio invests principally in securities representing the capitalization-weighted market value and composition of the S&P 600 Small Cap Index.

     The Portfolio invests primarily in the common stocks of small domestic companies that are either growing rapidly or completing a period of significant change. We invest principally in securities of companies with market capitalizations of $3 billion or less.

                         Wells Fargo & Company 401(k) Plan Funds Prospectus   75

Description of Master Portfolios
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO                          OBJECTIVE
--------------------------------------------------------------------------------

Small Company Value Portfolio      The Portfolio seeks long-term capital
                                   appreciation.

Stable Income Portfolio            The Portfolio seeks stability of principal
                                   while providing lower volatility total
                                   return.

Strategic Value Bond Portfolio     The Portfolio seeks total return by investing
                                   principally in income-producing securities.

Tactical Maturity Bond Portfolio   The Portfolio seeks positive total return
                                   each calendar year regardless of general bond market performance.


76   Wells Fargo & Company 401(k) Plan Funds Prospectus

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     PRINCIPAL STRATEGIES
--------------------------------------------------------------------------------

     In making investment decisions for the Portfolio, we focus on securities that are conservatively valued in the marketplace relative to the stock of comparable companies, determined by price/earnings ratios, cash flows, or other measures. We invest principally in securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index, a small-capitalization index whose range is expected to change frequently.

     The Portfolio invests in short-term, investment-grade securities which include mortgage-backed securities and U.S. Government obligations. We invest in fixed and variable rate U.S. dollar-denominated fixed-income securities of U.S. and foreign issuers, including U.S. Government obligations and the debt securities of financial institutions, corporations, and others.

     The Portfolio invests in a broad range of debt securities in order to create a strategically diversified portfolio of fixed income investments. These investments include corporate bonds, mortgage and other asset-backed securities, U.S. Government obligations, preferred stock, convertible bonds, and foreign bonds.

     The Portfolio's assets are divided into two components, "short" bonds with maturities (or average life) of 2 years or less and "long" bonds with maturities of 20 years or more. The Portfolio invests in U.S. Government obligations and corporate fixed income investments rated, at the time of purchase, within 1 of the 2 highest long-term rating categories, or that are unrated and determined by the adviser to be of comparable quality. During periods of falling prices, long bonds are sold to protect capital and limit losses. Conversely, when bond prices rise, long bonds are purchased. The dollar-weighted average maturity of the Portfolio may vary between 1 and 30 years.


                         Wells Fargo & Company 401(k) Plan Funds Prospectus   77

Portfolio Managers
--------------------------------------------------------------------------------

     The Portfolio Managers identified below manage Portfolios that those Funds currently invest in, and not the Funds themselves. The Portfolios and Portfolio Managers that manage them are listed in each Fund's individual Fund description.

     William B. Bannick, CFA
     Diversified Equity Fund since 2003
     Growth Balanced Fund since 2003
     Moderate Balanced Fund since 2003
     Strategic Growth Allocation Fund since 2003
     Strategic Income Fund since 2003
     Mr. Bannick joined Cadence in 1992 where he is a Managing Director and Senior Portfolio Manager. He has 18 years of investment experience and is a co-manager of the Large Cap Appreciation Portfolio. Mr. Bannick earned his BS in Physics from the University of Massachusetts and his MBA in Finance from Boston University.

     Tasso H. Coin, Jr., CFA
     Diversified Equity Fund and its predecessor since 1995
     Diversified Small Cap Fund and its predecessor since 1997
     Growth Balanced Fund and its predecessor since 1995
     Moderate Balanced Fund and its predecessor since 1995
     Strategic Growth Allocation Fund and its predecessor since 1997 Strategic Income Fund and its predecessor since 1995
     Mr. Coin joined Peregrine in 1995 as a Senior Vice President. His responsibilities include overseeing the Small Company Value Portfolio. Prior to 1995, Mr. Coin was a research officer at Lord Asset Management. Mr. Coin earned his BA in Economics from Loyola University of Chicago.

     John S. Dale, CFA
     Diversified Equity Fund and its predecessor since 1989
     Growth Balanced Fund and its predecessor since 1989
     Large Company Growth Fund and its predecessor since 1983
     Moderate Balanced Fund and its predecessor since 1989
     Strategic Growth Allocation Fund and its predecessor since 1997
     Strategic Income Fund and its predecessor since 1989
     Mr. Dale joined Peregrine in 1988 as a Senior Vice President and has managed large company growth portfolios since 1983, currently totaling assets in excess of $3 billion. Prior to joining Peregrine, Mr. Dale has been associated with Norwest Bank and its affiliates since 1968. Mr. Dale earned his BA in Marketing from the University of Minnesota.

     Gary J. Dunn, CFA
     Diversified Equity Fund and its predecessor since 1989
     Growth Balanced Fund and its predecessor since 1989
     Moderate Balanced Fund and its predecessor since 1989
     Strategic Growth Allocation Fund and its predecessor since 1997 Strategic Income Fund and its predecessor since 1989
     Mr. Dunn joined Wells Capital Management in 1998 as Principal for its Equity Income Team. Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Mr. Dunn formerly was the Director of Institutional Investments of Norwest Investment Management. He has been associated with Norwest or its affiliates as a Financial Analyst and Portfolio Manager since 1979. Mr. Dunn earned his BA in Economics from Carroll College.

78   Wells Fargo & Company 401(k) Plan Funds Prospectus

--------------------------------------------------------------------------------

     Robert L. Fitzpatrick, CFA
     Diversified Equity Fund since 2004
     Growth Balanced Fund since 2004
     Moderate Balanced Fund since 2004
     Strategic Growth Allocation Fund since 2004
     Strategic Income Fund since 2004
     Mr. Fitzpatrick joined Cadence in 1999 as a Senior Analyst for the computer hardware side of the Technology industry. Prior to joining Cadence, Mr. Fitzpatrick worked at Husic Capital Management in San Francisco and Patricof & Company in New York City. He began his career at Credit Lyonnais. Mr. Fitzpatrick earned is BA in Psychology and Government at Dartmouth College and his MBA from the Wharton School of Business.

     Gregory T. Genung
     Diversified Equity Fund since 2002
     Diversified Small Cap Fund since 2002
     Growth Balanced Fund since 2002
     Moderate Balanced Fund since 2002
     Strategic Growth Allocation Fund since 2002
     Strategic Income Fund since 2002
     Mr. Genung co-manages certain of the Wells Fargo index mutual funds, private accounts and collective trust funds. Before joining the firm in 2001, he was a securities trader at Norwest Investment Services, Inc. since 1994. Earlier, he worked with Piper Capital Management, where he became senior advisory account administrator, specializing in mortgage-backed derivative products. Mr. Genung earned his bachelor's degrees in finance and economic from the University of Minnesota, Duluth.

     William D. Giese, CFA
     Growth Balanced Fund and its predecessor since 1994
     Moderate Balanced Fund and its predecessor since 1994
     Strategic Growth Allocation Fund and its predecessor since 1997
     Strategic Income Fund and its predecessor since 1994
     Mr. Giese joined Peregrine in 1984 as a Senior Vice President and Portfolio Manager. His responsibilities include overseeing the Tactical Maturity Bond Portfolio. Mr. Giese has over 30 years of experience in fixed-income securities management. Mr. Giese earned his BS in Civil Engineering from the Illinois Institute of Technology and his MBA from the University of Michigan.

     Daniel J. Hagen, CFA
     Diversified Equity Fund since 2003
     Diversified Small Cap Fund since 2003
     Growth Balanced Fund since 2003
     Moderate Balanced Fund since 2003
     Strategic Growth Allocation Fund since 2003
     Strategic Income Fund since 2003
     Mr. Hagen joined Peregrine in 1996 as a securities analyst on the Small Cap Equity team, and joined the portfolio management team in 2001. Prior to joining Peregrine, Mr. Hagen was a managing director and analyst at Piper Jaffray, where he was employed since 1983. Mr. Hagen earned his BS in Finance from the University of Minnesota.

                         Wells Fargo & Company 401(k) Plan Funds Prospectus   79

Portfolio Managers
--------------------------------------------------------------------------------

     John Huber, CFA
     Growth Balanced Fund and its predecessor since 1998
     Moderate Balanced Fund and its predecessor since 1998
     Strategic Growth Allocation Fund and its predecessor since 1998
     Strategic Income Fund and its predecessor since 1998
     Mr. Huber joined Galliard at the firm's inception in 1995 as a Portfolio Manager. Currently, Mr. Huber is highly involved with portfolio management, strategy, issue selection and trading. Mr. Huber oversees the Stable Income Portfolio and the Strategic Value Bond Portfolio and specializes in corporate and taxable municipal securities. Prior to joining Galliard, Mr. Huber was an Assistant Portfolio Manager with NIM. In addition, he previously served as a Senior Analyst in Norwest Bank's Capital Market Credit Group. Mr. Huber earned his BA in Communications from the University of Iowa and his MBA from the University of Minnesota.

     Josephine Jimenez, CFA
     Diversified Equity Fund since 2003
     Growth Balanced Fund since 2003
     Moderate Balanced Fund since 2003
     Strategic Growth Allocation Fund since 2003
     Strategic Income Fund since 2003
     Ms. Jimenez joined Wells Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital Management, Ms. Jimenez was a senior portfolio manager with Montgomery Asset Management, which she joined in 1991 to launch and manage the firm's emerging markets funds. In addition to managing the emerging markets strategies at Montgomery since 1992, Ms. Jimenez managed the Montgomery Emerging Markets Focus Fund since its inception in 1997. Ms. Jimenez received her MS degree from the Massachusetts Institute of Technology and her BS from New York University.

     Josef Lakonishok
     Diversified Equity Fund since 2003
     Growth Balanced Fund since 2003
     Moderate Balanced Fund since 2003
     Strategic Growth Allocation Fund since 2003
     Strategic Income Fund since 2003
     Dr. Lakonishok has served as CEO, Partner and Portfolio Manager for LSV Asset Management since its founding in 1994. He co-manages the Overseas Portfolio in which the Diversified Equity and Growth Equity Funds invest. Dr. Lakonishok has more than 24 years of investment and research experience. Dr. Lakonishok earned his BA in Economics and Statistics and his MBA from Tel Aviv University and earned his MS and PhD in Business Administration from Cornell University.

     D. Kevin McCreesh, CFA
     Diversified Equity Fund since 2003
     Growth Balanced Fund since 2003
     Moderate Balanced Fund since 2003
     Strategic Growth Allocation Fund since 2003
     Strategic Income Fund since 2003
     Mr. McCreesh joined Systematic in 1996. He is a senior portfolio manager and co-manages the firm's large and small/mid cap portfolios. Prior to joining Systematic, Mr. McCreesh served as equity portfolio manager at Mitchell Hutchens. Mr. McCreesh earned his BS in Geology from the University of Delaware and his MBA from Drexel University. He is a member of the Association for Investment Management and Research (AIMR) and the New York Society of Security Analysts (NYSSA).

80   Wells Fargo & Company 401(k) Plan Funds Prospectus

--------------------------------------------------------------------------------

     Richard Merriam, CFA
     Growth Balanced Fund and its predecessor since 1997
     Moderate Balanced Fund and its predecessor since 1997
     Strategic Growth Allocation Fund and its predecessor since 1997
     Strategic Income Fund and its predecessor since 1997
     Mr. Merriam joined Galliard at the firm's inception in 1995. Currently, Mr. Merriam is a Managing Partner at Galliard. He is responsible for investment process and strategy. Mr. Merriam oversees the Strategic Value Bond Portfolio and Managed Fixed-Income Portfolios. Prior to joining Galliard, Mr. Merriam was Chief Investment Officer for Insight Management. Mr. Merriam earned his BA in Economics and English from the University of Michigan and his MBA from the University of Minnesota.

     Robert B. Mersky, CFA
     Diversified Equity Fund and its predecessor since 1988
     Diversified Small Cap Fund and its predecessor since 1997
     Growth Balanced Fund and its predecessor since 1989
     Moderate Balanced Fund and its predecessor since 1989
     Strategic Growth Allocation Fund and its predecessor since 1997
     Strategic Income Fund and its predecessor since 1989
     Mr. Mersky is founder, President and a Portfolio Manager at Peregrine. In 1984, Mr. Mersky and five other Senior Portfolio Managers founded Peregrine. Mr. Mersky is responsible for Peregrine's Small Cap Equity style and oversees the Small Company Growth Portfolio. Mr. Mersky has actively managed small cap stocks since 1973. Prior to joining Peregrine, Mr. Mersky had been associated with Norwest Bank since 1968; and his responsibilities included Senior Research Analyst, Portfolio Manager, Director of Research and Chief Investment Officer. Mr. Mersky earned his BS in Accounting from the University of Minnesota.

     Ajay Mirza, CFA
     Growth Balanced Fund and its predecessor since 1998
     Moderate Balanced Fund and its predecessor since 1998
     Strategic Growth Allocation Fund and its predecessor since 1998
     Strategic Income Fund and its predecessor since 1998
     Mr. Mirza joined Galliard at the firm's inception in 1995 as a Portfolio Manager and Mortgage Specialist. Mr. Mirza oversees the Managed Fixed-Income Portfolio and specializes in mortgage and asset-backed securities. Prior to joining Galliard, Mr. Mirza was a research analyst at Insight Investment Management and at Lehman Brothers. Mr. Mirza earned his BE in Instrumentation from the Birla Institute of Technology (India), his MA in Economics from Tulane University, and his MBA from the University of Minnesota.

     Ronald M. Mushock, CFA
     Diversified Equity Fund since 2003
     Growth Balanced Fund since 2003
     Moderate Balanced Fund since 2003
     Strategic Growth Allocation Fund since 2003
     Strategic Income Fund since 2003
     Mr. Mushock joined Systematic in 1997 as a portfolio manager. He currently co-manages the firm's large cap portfolios and maintains portfolio management responsibility for all mid and small/mid cap portfolios. Prior to joining Systematic, Mr. Mushock was an equity analyst with Standard and Poor's Equity Group. Mr. Mushock earned his BS in finance from Seton Hall University and his MBA from New York University. He is a member of the Association for Investment Management and Research (AIMR) and the New York Society of Security Analysts (NYSSA).

                         Wells Fargo & Company 401(k) Plan Funds Prospectus   81

Portfolio Managers
--------------------------------------------------------------------------------

     Gary E. Nussbaum, CFA
     Diversified Equity Fund and its predecessor since 1990
     Growth Balanced Fund and its predecessor since 1990
     Large Company Growth Fund and its predecessor since 1990
     Moderate Balanced Fund and its predecessor since 1990
     Strategic Growth Allocation Fund and its predecessor since 1997
     Strategic Income Fund and its predecessor since 1990
     Mr. Nussbaum joined Peregrine in 1990 as a Vice President and Portfolio Manager where he has managed large company growth portfolios. Mr. Nussbaum earned his BA in Finance and his MBA from the University of Wisconsin.

     Douglas G. Pugh, CFA
     Diversified Equity Fund and its predecessor since 1997
     Diversified Small Cap Fund and its predecessor since 1997
     Growth Balanced Fund and its predecessor since 1997
     Moderate Balanced Fund and its predecessor since 1997
     Strategic Growth Allocation Fund and its predecessor since 1997
     Strategic Income Fund and its predecessor since 1997
     Mr. Pugh joined Peregrine in 1997 as a Senior Vice President. Mr. Pugh currently co-manages the Small Company Value Portfolio. Prior to 1997, Mr. Pugh was a Senior Equity Analyst and Portfolio Manager for Advantus Capital Management, an investment advisor firm. Mr. Pugh earned his BS in Finance and Business Administration from Drake University and his MBA from the University of Minnesota.

     David L. Roberts, CFA
     Diversified Equity Fund and its predecessor since 1989
     Growth Balanced Fund and its predecessor since 1989
     Moderate Balanced Fund and its predecessor since 1989
     Strategic Growth Allocation Fund and its predecessor since 1997
     Strategic Income Fund and its predecessor since 1989
     Mr. Roberts joined Wells Capital Management in 1998 as the Equity Income Managing Director and simultaneously held this position at Norwest Investment Management until Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Mr. Roberts joined Norwest Corporation in 1972 as a Securities Analyst. He became Assistant Vice President Portfolio Manager in 1980 and was promoted to Vice President in 1982. He earned his BA in Mathematics from Carroll College.

     Stephen S. Smith, CFA
     Diversified Equity Fund and its predecessor since 1997
     Growth Balanced Fund and its predecessor since 1997
     Moderate Balanced Fund and its predecessor since 1997
     Strategic Growth Allocation Fund and its predecessor since 1997
     Strategic Income Fund and its predecessor since 1997
     Mr. Smith is Principal and Chief Executive Officer of the Smith Group. Mr. Smith manages the Disciplined Growth Portfolio. Prior to 1995, Mr. Smith previously served as Senior Portfolio Manager with NationsBank. Mr. Smith earned his BS in Industrial Engineering and his MBA from the University of Alabama.

     Jay H. Strohmaier
     Growth Balanced Fund since 2002
     Moderate Balanced Fund since 2002
     Strategic Growth Allocation Fund since 2002
     Strategic Income Fund since 2002
     Mr. Strohmaier joined Peregrine in 1996 as a Senior Vice President. His responsibilities include managing the Tactical Maturity Bond Portfolio. Mr. Strohmaier has over 18 years of experience dealing with various investment strategies. He earned his BS in Agricultural Economics from Washington State University and his MS in Applied Economics from the University of Minnesota.

82   Wells Fargo & Company 401(k) Plan Funds Prospectus

--------------------------------------------------------------------------------

     Menno Vermeulen
     Diversified Equity Fund since 2003
     Growth Balanced Fund since 2003
     Moderate Balanced Fund since 2003
     Strategic Growth Allocation Fund since 2003
     Strategic Income Fund since 2003
     Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst for LSV Asset Management since 1995 and as a Partner for LSV Asset Management since 1998. He co-manages the Overseas Portfolio in which the Diversified Equity and Growth Equity Funds invest.
     Mr. Vermeulen has more than 12 years of investment experience. Mr. Vermeulen earned his MS in Econometrics at Erasmus University at Rotterdam.

     Robert W. Vishny
     Diversified Equity Fund since 2003
     Growth Balanced Fund since 2003
     Moderate Balanced Fund since 2003
     Strategic Growth Allocation Fund since 2003
     Strategic Income Fund since 2003
     Dr. Vishny has served as Partner and Portfolio Manager for LSV Asset Management since its founding in 1994. He co-manages the Overseas Portfolio in which the Diversified Equity and Growth Equity Funds invest. Dr. Vishny has more than 17 years of investment and research experience. Dr. Vishny earned his AB with the highest distinction in Economics, Mathematics, and Philosophy from the University of Michigan and his PhD in Economics from the Massachusetts Institute of Technology.

     Paul E. von Kuster, CFA
     Diversified Equity Fund and its predecessor since 1988
     Diversified Small Cap Fund and its predecessor since 1997
     Growth Balanced Fund and its predecessor since 1989
     Moderate Balanced Fund and its predecessor since 1989
     Strategic Growth Allocation Fund and its predecessor since 1997 Strategic Income Fund and its predecessor since 1989
     Mr. von Kuster joined Peregrine in 1984 as a Senior Vice President and Portfolio Manager. He currently co-manages the Small Company Growth Portfolio. Mr. von Kuster earned his BA in Philosophy from Princeton University.

     Laurie R. White
     Diversified Equity Fund and its predecessor since 1996
     Diversified Small Cap Fund and its predecessor since 1998
     Growth Balanced Fund and its predecessor since 1996
     Moderate Balanced Fund and its predecessor since 1996
     Strategic Growth Allocation Fund and its predecessor since 1998
     Strategic Income Fund and its predecessor since 1996
     Ms. White has been with Wells Fargo & Company and its predecessors in an investment management capacity since 1990. Ms. White joined Wells Capital Management in 1998 as a Managing Director and simultaneously was a Director for Reserves Asset Management at Norwest Investment Management (since 1997) until Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Ms. White currently co-manages certain of the Wells Fargo index mutual funds, private accounts and collective trust funds. Ms. White earned her BA in Political Science from Carleton College and her MBA from the University of Minnesota.

                         Wells Fargo & Company 401(k) Plan Funds Prospectus   83

Portfolio Managers
--------------------------------------------------------------------------------

     Sabrina Yih
     Diversified Equity Fund since 2001
     Growth Balanced Fund since 2001
     Moderate Balanced Fund since 2001
     Strategic Income Fund since 2001
     Strategic Growth Allocation Fund since 2001
     Ms. Yih joined Wells Capital Management from the Columbia Management Company, where she was a portfolio manager since December 1997. Over this period, her experience was focused on investing in Europe and Asia (exJapan), two of the Columbia International Stock Fund's largest regions. Prior to that time, she was a portfolio manager for the International Fund for high net worth individuals at Delphi Asset Management. Ms. Yih earned her BA in Economics from Mount Holyoke College, magna cum laude, in 1982, and her MBA from the J.L. Kellogg Graduate School of Management at Northwestern University in 1984. She is a member of the Association of Investment Management and Research (AIMR).


84   Wells Fargo & Company 401(k) Plan Funds Prospectus

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

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

     ACH
     Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

     American Depositary Receipts ("ADRs")
     Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

     Asset-Backed Securities
     Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

     Below Investment-Grade
     Securities rated BB or lower by S&P or Ba or lower by Moody's Investor Services, or that may be unrated securities or securities considered to be "high risk."

     Business Day
     Any day the New York Stock Exchange is open is a business day for the Funds.

     Capital Appreciation, Capital Growth
     An increase in the value of a security. See also "total return."

     Capitalization
     When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company's size and is sometimes referred to as "market capitalization."

     Current Income
     Earnings in the form of dividends or interest as opposed to capital growth. See also "total return."

     Debt Securities
     Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment has been sold separately.

     Derivatives
     Securities whose values are derived in part from the value of another security or index. An example is a stock option.

     Distributions
     Distributions of net investment income, realized capital gain and/or capital made by a Fund on its shares.

     Diversified
     A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of a Fund's total assets. Non-diversified funds are not required to comply with these investment policies.

86   Wells Fargo & Company 401(k) Plan Funds Prospectus

--------------------------------------------------------------------------------

     Duration
     A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

     Emerging Markets
     Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

     FDIC
     The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

     Gateway Fund
     A Fund that invests its assets in one or more master portfolios or other Funds of Wells Fargo Funds, instead of directly in securities to achieve its investment objective. Gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of a larger pool of assets.

     Illiquid Security
     A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

     Institution
     Banks, pension funds, insurance companies, trusts or similar entities. Institutions usually aggregate transactions with the Funds on behalf of groups of investors.

     Investment-Grade Securities
     A type of bond rated in the top four investment categories by a nationally recognized statistical ratings organization. Generally, these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

     Liquidity
     The ability to readily sell a security at a fair price.

     Money Market Instruments
     High-quality short-term instruments meeting the requirements of Rule 2a-7 under the 1940 Act, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

     Mortgage-Backed Securities
     Securities that represent an ownership interest in mortgage loans made by financial institutions to finance a borrower's real estate purchase. These loans are packaged by issuers for sale to investors. As the underlying mortgage loans are paid by borrowers, the investors receive payments of interest and principal.

     Net Asset Value ("NAV")
     The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

                         Wells Fargo & Company 401(k) Plan Funds Prospectus   87

Glossary
--------------------------------------------------------------------------------

     Non-U.S. Securities
     Non-U.S. Securities are securities: (1) issued by companies with their principal place of business or principal office in a country other than the U.S.; (2) issued by companies for which the principal securities trading market is a country other than the U.S.; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in a country other than the U.S. or that have at least 50% of their assets in countries other than the U.S.

     Options
     The right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the market price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

     Repurchase Agreement
     An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

     Russell 2000 Index
     An index comprised of the 2000 smallest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 2000 is considered a small cap index.

     Shareholder Servicing Agent
     Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

     S&P, S&P 500 Index
     Standard and Poor's, a nationally recognized statistical ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

     Statement of Additional Information
     A document that supplements the disclosure made in the Prospectus.

     Total Return
     The annual return on an investment, including any appreciation or decline in share value. Total return calculations assume reinvestment of all dividends and capital gains, reflect fee waivers and exclude sales loads.

     Undervalued
     Describes a stock that is believed to be worth more than its current price.

     U.S. Government Obligations
     Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

88   Wells Fargo & Company 401(k) Plan Funds Prospectus

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--------------------------------------------------------------------------------

     YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

     STATEMENT OF ADDITIONAL INFORMATION
     supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

     ANNUAL/SEMI-ANNUAL REPORTS
     provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

     THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:
     Call: 1-800-222-8222 or visit our website at www.wellsfargofunds.com

     Write to:
     Wells Fargo Funds
     P.O. Box 8266
     Boston, MA 02266-8266; or

     Visit the SEC's website at http://www.sec.gov

     REQUEST COPIES FOR A FEE BY WRITING TO:
     SEC Public Reference Room
     Washington, DC 20549-6009; or
     by electronic request at publicinfo@sec.gov
     Call: 1-800-SEC-0330 for details

     ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

P020 (2/04)
ICA Reg. No.
811-09253

             -----------------------------------------------------
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
             -----------------------------------------------------

                                                                [LOGO]
                                                       Printed on Recycled Paper

                             WELLS FARGO FUNDS TRUST
                            Telephone: 1-800-222-8222

                       STATEMENT OF ADDITIONAL INFORMATION
                                February 1, 2004

                             DIVERSIFIED EQUITY FUND
                           DIVERSIFIED SMALL CAP FUND
                               EQUITY INCOME FUND
                                EQUITY INDEX FUND
                                   GROWTH FUND
                               GROWTH EQUITY FUND
                                   INDEX FUND
                            INTERNATIONAL EQUITY FUND
                           LARGE CAP APPRECIATION FUND
                              LARGE CAP VALUE FUND
                            LARGE COMPANY GROWTH FUND
                     MONTGOMERY EMERGING MARKETS FOCUS FUND
                 MONTGOMERY INSTITUTIONAL EMERGING MARKETS FUND
                         MONTGOMERY MID CAP GROWTH FUND
                            MONTGOMERY SMALL CAP FUND
                    SIFE SPECIALIZED FINANCIAL SERVICES FUND
                              SMALL CAP GROWTH FUND
                          SMALL CAP OPPORTUNITIES FUND
                            SMALL COMPANY GROWTH FUND
                            SMALL COMPANY VALUE FUND
                        SPECIALIZED HEALTH SCIENCES FUND
                           SPECIALIZED TECHNOLOGY FUND

         CLASS A, CLASS B, CLASS C, INSTITUTIONAL CLASS AND SELECT CLASS

        Wells Fargo Funds Trust (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about twenty-two funds in the Wells Fargo Funds Trust family of funds (each, a "Fund" and collectively, the "Funds") -- the Diversified Equity, Diversified Small Cap, Equity Income, Equity Index, Growth, Growth Equity, Index, International Equity, Large Cap Appreciation, Large Cap Value, Large Company Growth, Montgomery Emerging Markets Focus, Montgomery Institutional Emerging Markets, Montgomery Mid Cap Growth, Montgomery Small Cap, SIFE Specialized Financial Services, Small Cap Growth, Small Cap Opportunities, Small Company Growth, Small Company Value, Specialized Health Sciences and Specialized Technology Funds. Each Fund, except for the Specialized Health Sciences and Specialized Technology Funds, is considered diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund offers Class A and Class B shares, except the Diversified Small Cap, Index and Small Cap Opportunities, which only offer Institutional Class shares and the Montgomery Institutional Emerging Markets Fund, which only offers Select Class shares. The Diversified Equity, Equity Income, Growth Equity, International Equity, Large Cap Appreciation, Large Cap Value, Large Company Growth, Montgomery Emerging Markets Focus, Montgomery Mid Cap Growth, Montgomery Small Cap, SIFE Specialized Financial Services, Small Cap Growth, Small Company Growth, Small Company Value, Specialized Health Sciences and Specialized Technology Funds also offer Class C shares. The Diversified Equity, Equity Income, Growth, Growth Equity, International Equity, Large Cap Appreciation, Large Cap Value, Large Company Growth, Montgomery Emerging Markets Focus, Montgomery Small Cap, Small Cap Growth, Small Company Growth, and Small Company Value Funds also offer Institutional Class shares. This SAI relates to all such classes of shares.

        This SAI is not a prospectus and should be read in conjunction with the Funds' Class A, Class B, Class C, Institutional and Select Class Prospectuses, dated February 1, 2004. All terms used in this SAI that are defined in the Prospectuses have the meanings assigned in the Prospectuses. The audited financial statements for the Funds, which include the portfolios of investments and independent auditors' report for the year ended September 30, 2003 are hereby incorporated by reference to the Annual Report. The Prospectuses and Annual Report may be obtained without charge by calling 1-800-222-8222 or writing to Wells Fargo Funds, P.O. Box 8266, Boston, MA 02266-8266.

                                TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----

HISTORICAL FUND INFORMATION...................................................1

INVESTMENT POLICIES...........................................................5

ADDITIONAL PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS...............7

MANAGEMENT...................................................................26

PERFORMANCE CALCULATIONS.....................................................48

DETERMINATION OF NET ASSET VALUE.............................................50

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...............................51

PORTFOLIO TRANSACTIONS.......................................................53

FUND EXPENSES................................................................57

FEDERAL INCOME TAXES.........................................................57

PROXY VOTING POLICIES AND PROCEDURES.........................................66

CAPITAL STOCK................................................................67

OTHER........................................................................82

COUNSEL......................................................................82

INDEPENDENT AUDITORS.........................................................82

FINANCIAL INFORMATION........................................................82

                           HISTORICAL FUND INFORMATION

        On March 25, 1999, the Board of Trustees of Norwest Advantage Funds ("Norwest"), the Board of Directors of Stagecoach Funds, Inc. ("Stagecoach") and the Board of Trustees of the Trust (each, a "Trustee" and collectively, the "Board" or "Trustees") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest and Stagecoach portfolios into certain Funds of the Trust. Prior to November 5, 1999, the effective date of the Reorganization of the Funds and the predecessor Norwest and Stagecoach portfolios, the Funds had only nominal assets.

        On August 29, 2001, the Board of Trustees of the SIFE Trust Fund approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of the SIFE Trust Fund into the Trust's Wells Fargo SIFE Specialized Financial Services Fund. The reorganization was effective at the close of business on February 22, 2002.

        On December 16, 2002, the Board of Trustees of The Montgomery Funds and The Montgomery Funds II ("Montgomery") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Montgomery portfolios into various Funds of the Trust. The effective date of the reorganization was June 9, 2003.

        The Funds described in this SAI, except for the Large Cap Appreciation, Large Cap Value, Small Company Value, Specialized Health Sciences and Specialized Technology Funds, were created as part of the reorganization of the Stagecoach family of funds, advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank") and the Norwest Advantage family of funds, advised by Norwest Investment Management, Inc. ("NIM"), into a single mutual fund complex; the reorganization of the SIFE Trust Fund, advised by SIFE, into the Wells Fargo SIFE Specialized Financial Services Fund; or the reorganization of certain of the funds of the Montgomery family of funds into certain of the Wells Fargo Funds. The reorganization between Stagecoach and Norwest followed the merger of the advisers' parent companies. The reorganization between the SIFE Trust Fund and the Trust followed the acquisition of SIFE by a subsidiary of Wells Fargo & Company, The reorganization between Montgomery and the Trust followed the Funds' adviser's parent company purchasing certain parts of the institutional and retail investment management business of the Montgomery funds' adviser, Montgomery Asset Management, LLC ("MAM").

        The chart below indicates the predecessor Stagecoach, Norwest, SIFE Trust and Montgomery funds that are the accounting survivors of the Wells Fargo Funds.

               WELLS FARGO FUNDS                            PREDECESSOR FUNDS
      --------------------------------------     --------------------------------------
      Diversified Equity Fund                    Norwest Diversified Equity Fund

      Diversified Small Cap Fund                 Norwest Diversified Small Cap Fund

      Equity Income Fund                         Norwest Income Equity Fund

      Equity Index Fund                          Stagecoach Equity Index Fund

      Growth Fund                                Stagecoach Growth Fund

      Growth Equity Fund                         Norwest Growth Equity Fund

      Index Fund                                 Norwest Index Fund

      International Equity Fund                  Stagecoach International Equity Fund

      Large Cap Appreciation Fund                N/A

      Large Cap Value Fund                       N/A

      Large Company Growth Fund                  Norwest Large Company Growth Fund

      Montgomery Emerging Markets Focus Fund     Montgomery Emerging Markets Focus Fund

      Montgomery Institutional Emerging          Montgomery Institutional Series:
      Markets Fund                               Emerging Markets Portfolio

      Montgomery Mid Cap Growth Fund             Montgomery Mid Cap Fund

      Montgomery Small Cap Fund                  Montgomery Small Cap Fund

      SIFE Specialized Financial Services        SIFE Trust Fund
      Fund

      Small Cap Growth Fund                      Stagecoach Small Cap Fund

      Small Cap Opportunities Fund               Norwest Small Cap Opportunities Fund

      Small Company Growth Fund                  Norwest Small Company Growth Fund

      Small Company Value Fund                   N/A

      Specialized Health Sciences Fund           N/A

      Specialized Technology Fund                N/A

The Diversified Equity Fund commenced operations on November 8, 1999, as successor to the Diversified Equity Fund of Norwest. The predecessor Norwest Diversified Equity Fund commenced operations on December 31, 1988.

The Diversified Small Cap Fund commenced operations on November 8, 1999, as successor to the Diversified Small Cap Fund of Norwest. The predecessor Norwest Diversified Small Cap Fund commenced operations on December 31, 1997. As of November 16, 2001, the Class A and Class B shares were exchanged for Institutional Class shares and the Class A and Class B shares were no longer offered by the Fund.

The Equity Income Fund commenced operations on November 8, 1999, as successor to the Diversified Equity Income Fund of Stagecoach and the Income Equity Fund of Norwest. The predecessor Norwest Income Equity Fund, which is considered the surviving entity for accounting purposes, commenced operations on November 11, 1994 and the financial highlights shown for periods prior to November 8, 1999 are the financial highlights of the Norwest Income Equity Fund.

The Equity Index Fund commenced operations on November 8, 1999, as successor to the Equity Index Fund of Stagecoach. The predecessor Stagecoach Equity Index Fund commenced operations on January 1, 1992, as successor to the Corporate Stock Fund of the Wells Fargo Investment Trust for Retirement Programs. The predecessor Fund's commencement of operations was January 25, 1984.

The Growth Fund commenced operations on November 8, 1999, as successor to the Growth Fund of Stagecoach and the Value Growth Stock Fund of Norwest. The predecessor Stagecoach Growth Fund, which is considered the surviving entity for accounting purposes, commenced operations on January 1, 1992 and the financial highlights shown for periods prior to November 8, 1999 are the financial highlights of the Stagecoach Growth Fund.

The Growth Equity Fund commenced operations on November 8, 1999, as successor to the Growth Equity Fund of Norwest. The predecessor Norwest Growth Equity Fund commenced operations on April 30, 1989.

The Index Fund commenced operations on November 8, 1999, as successor to the Index Fund of Norwest. The predecessor Norwest Index Fund commenced operations on January 31, 1987.

The International Equity Fund commenced operations on November 8, 1999, as successor to the International Equity Fund of Stagecoach. The predecessor Stagecoach International Equity Fund commenced operations on September 24, 1997.

The Large Cap Appreciation Fund commenced operations on August 31, 2001.

The Large Cap Value Fund commenced operations on August 29, 2003.

The Large Company Growth Fund commenced operations on November 8, 1999, as successor to the Large Company Growth Fund of Norwest. The predecessor Norwest Large Company Growth Fund commenced operations on December 31, 1982.

The Montgomery Emerging Markets Focus Fund commenced operations on June 9, 2003, as successor to the Montgomery Emerging Markets Focus Fund and the Montgomery Emerging Markets Fund. The predecessor funds commenced operations on December 31, 1997 and March 1, 1992, respectively. The performance history and financial highlights shown for periods prior to June 9, 2003 are the performance history and financial highlights of the predecessor Montgomery Emerging Markets Focus Fund, which is considered the surviving entity for accounting purposes.

The Montgomery Institutional Emerging Markets Fund commenced operations on June 9, 2003 as successor to the Montgomery Institutional Series: Emerging Markets Portfolio. The predecessor fund commenced operations on December 17, 1993. The performance history and financial highlights shown for periods prior to June 9, 2003 are the performance history and financial highlights of the predecessor fund.

The Montgomery Mid Cap Growth Fund commenced operations on June 9, 2003 as successor to the Montgomery Mid Cap Fund and the Wells Fargo Mid Cap Growth Fund. The Montgomery Mid Cap Fund, which commenced operations on December 30, 1994, is considered the surviving entity for accounting purposes. The performance history and financial highlights shown for periods prior to June 9, 2003 are the performance history and financial highlights of the Montgomery Mid Cap Fund.

The Montgomery Small Cap Fund commenced operations on June 9, 2003 as successor to the Montgomery Small Cap Fund. The predecessor fund commenced operations on July 13, 1990. The performance history and financial highlights shown for periods prior to June 9, 2003 are the performance history and financial highlights of the predecessor fund.

The SIFE Specialized Financial Services Fund commenced operations on February 25, 2002 as the successor to the SIFE Trust Fund, a Delaware statutory trust. The SIFE Trust Fund was organized on February 28, 1997 as the successor-in-interest to the SIFE Trust Fund, a California trust, which was organized on September 26, 1960. The Fund, through its predecessor entities, has offered its shares to the public on a continuous basis since July 2, 1962. The predecessor fund offered Class A-I, Class A-II, Class B and Class C shares. The performance history and financial highlights shown for periods prior to February 25, 2002, are the performance history and financial highlights of the predecessor fund. The Class A-I shares are considered the accounting survivor for the Class A shares.

The Small Cap Growth Fund commenced operations on November 8, 1999, as successor to the Small Cap and Strategic Growth Funds of Stagecoach and the Small Company Stock Fund of Norwest. The predecessor Stagecoach Small Cap Fund, which is considered the surviving entity for accounting purposes, commenced operations on September 16, 1996 and the financial highlights shown for periods prior to November 8, 1999 are the financial highlights of the Stagecoach Small Cap Fund.

The Small Cap Opportunities Fund commenced operations on November 8, 1999, as successor to the Small Cap Opportunities Fund of Norwest. The predecessor Norwest Small Cap Opportunities Fund commenced operations on August 1, 1993. As of May 17, 2002, the Class A and Class B shares were exchanged for Institutional Class shares and the Class A and Class B shares were no longer offered by the Fund.

The Small Company Growth Fund commenced operations on November 8, 1999, as successor to the Small Company Growth Fund of Norwest. The predecessor Norwest Small Company Growth Fund commenced operations on December 31, 1982.

The Small Company Value Fund commenced operations on January 31, 2002.

The Specialized Health Sciences Fund commenced operations on April 2, 2001.

The Specialized Technology Fund commenced operations on September 18, 2000.

                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT POLICIES

        Each Fund has adopted the following investment policies, all of which are fundamental policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund.

        The Funds may not:

        (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit a Fund's investments in (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of other investment companies, (iii) municipal securities, (iv) repurchase agreements, or (v) limit the Specialized Health Sciences Fund's investments in securities of the health sciences sector, which is the group of industries that include pharmaceutical, biochemical, biotechnology, research and development, health care facilities, health care services and medical device industries, or (vi) limit the Specialized Technology Fund's investment in securities of the technology sector, which can be a single industry or group of industries such as the computer, software, communications equipment and services, semiconductor, health care, biotechnology, or defense and aerospace industries, or (vii) limit the SIFE Specialized Financial Services Fund's investment in securities of companies that the adviser considers to be in the "financial services" sector, which includes commercial banks, savings and loan associations, brokerage companies, insurance companies, real estate related companies, leasing companies and consumer and industrial finance companies, and provided further that (viii) the Index Fund and the Equity Index Fund reserve the right to concentrate in any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period;

        (2) except for the Specialized Health Sciences and Specialized Technology Funds, purchase securities of any issuer if, as a result, with respect to 75% of a Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

        (3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

        (4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

        (5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

        (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

        (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

        (8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

NON-FUNDAMENTAL INVESTMENT POLICIES

        Each Fund has adopted the following non-fundamental policies, which may be changed by the Trustees of the Trust at any time without approval of such Fund's shareholders.

        (1) Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, and provided further that any Fund that has knowledge that its shares are purchased by another investment company pursuant to an exemptive order relating to Section 12(d)(1) of the 1940 Act that precludes underlying portfolios from acquiring any securities of any other investment company in excess of the limits contained in Section 12(d)(1)(A) of the 1940 Act, except for securities received as a dividend or as a result of a plan of reorganization of any company, will limit its acquisition of securities of other investment companies accordingly.

        (2) Each Fund may not invest or hold more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

        (3) Each Fund may invest in futures or options contracts regulated by the Commodity Futures Trading Commission ("CFTC") for (i) bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) for other purposes if, as a result, no more than 5% of the Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

        (4) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

        (5) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund's investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

        (6) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

        (7) Each Fund, except the Specialized Technology Fund and the Specialized Health Sciences Fund, may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short. Short sale transactions not made "against the box" by the Specialized Technology Fund and the Specialized Health Sciences Fund may not exceed the lesser of 5% of the value of the Fund's net assets or 5% of the securities of such class of the issuer.

        (8) Each Fund that is subject to Rule 35d-1 (the "Names Rule") under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:

        Shareholders will receive at least 60 days' notice of any change to a Fund's non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

GENERAL

        Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES
                              AND ASSOCIATED RISKS

        Set forth below are descriptions of certain investments and additional investment policies for the Funds. Some of the Funds described in this SAI are either gateway feeder funds that invest in a single corresponding master portfolio of Wells Fargo Master Trust ("Master Trust") or gateway blended funds that invest in two or more master portfolios. References to the activities of a gateway fund are understood to refer to the investments of the master portfolio(s) in which the gateway fund invests. Not all of the Funds participate in all of the investment practices described below. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.

Asset-Backed Securities

        Certain Funds may invest in various types of asset-backed securities. Asset-backed securities are securities that represent an interest in an underlying security. The asset-backed securities in which the Funds invest may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on these asset-backed securities may be "passed through" on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities are relatively new instruments and may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in the Fund experiencing difficulty in valuing or liquidating such securities. The Fund may also invest in securities backed by pools of mortgages. These investments are described under the heading "Mortgage-Related and Other Asset-Backed Securities."

Bank Obligations

        The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund which invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

        Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Borrowing

        The Funds may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Fund maintains a segregated account.

Closed-End Investment Companies

        Certain Funds may invest in the securities of closed-end investment companies that invest primarily in foreign securities. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Fund to invest in certain markets. The Funds will invest in such companies when, in the adviser's judgment, the potential benefits of the investment justify the payment of any applicable premium or sales charge. Other investment companies incur their own fees and expenses.

Commercial Paper

        The Funds may invest in commercial paper (including variable amount master demand notes) which refer to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization ("NRSRO").

Convertible Securities

        The Funds may invest in convertible securities that provide current income and that have a strong earnings and credit record. The Funds may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer's capital structure. Convertible securities offer flexibility by providing the investor with a steady income stream (which generally yield a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer's common stock through the conversion feature. Fluctuations in the convertible security's price can reflect changes in the market value of the common stock or changes in market interest rates.

Custodial Receipts for Treasury Securities

        The Funds may purchase participations in trusts that hold U.S. Treasury securities, such as Treasury Investors Growth Receipts (TIGRs) and Certificates of Accrual on Treasury Securities (CATS), or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Derivative Securities: Futures and Options Contracts

        Futures and options contracts are types of "derivative securities," securities that derive their value, at least in part, from the price of another security or asset, or the level of an index or a rate. As is described in more detail below, a Fund often invests in these securities as a "hedge" against fluctuations in the value of the other securities in that Fund's portfolio, although a Fund may also invest in certain derivative securities for investment purposes only.

        While derivative securities are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Fund's portfolio does not follow the adviser's expectations. If the adviser's expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of the Fund's investments, but the Fund may also lose money on the derivative security itself. Also, derivative securities are more likely to experience periods when they will not be readily tradable. If, as a result of such illiquidity, a Fund cannot settle a future or option contract at the time the adviser determines is optimal, the Fund may lose money on the investment. Additional risks of derivative securities include: the risk of the disruption of the Fund's ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts; and market risk (i.e., exposure to adverse price changes).

        The adviser uses a variety of internal risk management procedures to ensure that derivatives use is consistent with a Fund's investment objective, does not expose a Fund to undue risk and is closely monitored. These procedures include providing periodic reports to the Board concerning the use of derivatives.

        The use of derivatives by a Fund also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. Nor may a Fund use certain derivatives without establishing adequate "cover" in compliance with the U.S. Securities and Exchange Commission ("SEC") rules limiting the use of leverage.

        Futures Contracts. The Funds may trade futures contracts and options on futures contracts. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the only credit risk on futures contracts is the creditworthiness of the exchange.

        The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker when the parties enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Fund's investment limitations. In the event of the bankruptcy of the broker that holds the margin on behalf of a Fund, the Fund may not receive a full refund of its margin.

        Although the Funds intend to purchase or sell futures contracts only if there is an active market for such contracts, a liquid market may not exist for a particular contract at a particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contracts prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subject a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund may be required to pay an additional variation margin until the position is closed.

        The Trust has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "CEA") in accordance with Rule 4.5 of the CEA, and therefore the Trust is not subject to registration or regulation as a commodity pool operator under the CEA.

        The Funds may also purchase options on futures contracts. See "Options Trading" below.

        Options and Futures Contracts. When hedging to attempt to protect against declines in the market value of the Funds' securities, to permit the Funds to retain unrealized gains in the value of Fund securities which have appreciated, or to facilitate selling securities for investment reasons, the Funds would: (1) sell Stock Index Futures; (2) purchase puts on such futures or securities; or (3) write covered calls on securities or on Stock Index Futures. When hedging to establish a position in the equities markets as a temporary substitute for purchasing particular equity securities (which the Funds will normally purchase and then terminate the hedging position), the Funds would: (1) purchase Stock Index Futures, or (2) purchase calls on such Futures or on securities. The Funds' strategy of hedging with Stock Index Futures and options on such Futures will be incidental to the Funds' activities in the underlying cash market.

        The Funds may write (i.e., sell) call options ("calls") if: (1) the calls are listed on a domestic securities or commodities exchange and (2) the calls are "covered" (i.e., the Funds own the securities subject to the call or other securities acceptable for applicable escrow arrangements) while the call is outstanding. A call written on a Stock Index Future must be covered by deliverable securities or segregated liquid assets. If a call written by the Funds is exercised, the Funds forego any profit from any increase in the market price above the call price of the underlying investment on which the call was written.

        When the Funds write a call on a security, it receives a premium and agrees to sell the underlying securities to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. The risk of loss will have been retained by the Funds if the price of the underlying security should decline during the call period, which may be offset to some extent by the premium.

        To terminate its obligation on a call it has written, the Funds may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium previously received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call lapses unexercised, because the Funds retain the underlying security and the premium received. If the Funds could not effect a closing purchase transaction due to the lack of a market, they would have to hold the callable securities until the call lapsed or was exercised.

        The Funds may also write calls on Stock Index Futures without owning a futures contract or a deliverable bond, provided that at the time the call is written, the Funds cover the call by segregating in escrow an equivalent dollar amount of liquid assets. The Funds will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the Stock Index Future. In no circumstances would an exercise notice require the Funds to deliver a futures contract; it would simply put the Funds in a short futures position, which is permitted by the Funds' hedging policies.

        Special Considerations for the Small Cap Opportunities Fund. The Small Cap Opportunities Fund may write covered calls on up to 100% of its total assets or employ one or more types of instruments to hedge.

        Purchasing Calls and Puts. Certain Funds may purchase put options ("puts") which relate to: (1) securities held by it; (2) Stock Index Futures (whether or not it holds such Stock Index Futures in its Fund); or (3) broadly-based stock indices. A Fund may not sell puts other than those it previously purchased, nor purchase puts on securities it does not hold. A Fund may purchase calls: (1) as to securities, broadly-based stock indices or Stock Index Futures or (2) to effect a "closing purchase transaction" to terminate its obligation on a call it has previously written.

        When a Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on stock indices, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payments and the right to purchase the underlying investment. When a Fund purchases a call on a stock index, it pays a premium, but settlement is in cash rather than by delivery of an underlying investment.

        When a Fund purchases a put, it pays a premium and, except as to puts on stock indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on a security or Stock Index Future that a Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date and the Fund will lose its premium payment and the right to sell the underlying investment; the put may, however, be sold prior to expiration (whether or not at a profit).

        Purchasing a put on either a stock index or on a Stock Index Future not held by a Fund permits the Fund either to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in price of the underlying investment, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its Fund securities. When a Fund purchases a put on a stock index, or on a Stock Index Future not held by it, the put protects the Fund to the extent that the index moves in a similar pattern to the securities held. In the case of a put on a stock index or Stock Index Future, settlement is in cash rather than by the Fund's delivery of the underlying investment.

        Stock Index Futures. Certain Funds may buy and sell Stock Index Futures. A stock index is "broadly-based" if it includes stocks that are not limited to issuers in any particular industry or group of industries. Stock Index Futures obligate the seller to deliver (and the purchaser to take) cash to settle the futures transaction, or to enter into an offsetting contract. No physical delivery of the underlying stocks in the index is made.

        No price is paid or received upon the purchase or sale of a Stock Index Future. Upon entering into a futures transaction, a Fund will be required to deposit an initial margin payment in cash or U.S. Treasury bills with a futures commission merchant (the "futures broker"). The initial margin will be deposited with the Fund's custodian in an account registered in the futures broker's name; however the futures broker can gain access to that account only under specified conditions. As the future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the future, if a Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, and additional cash is required to be paid by or released to the Fund. Although Stock Index Futures by their terms call for settlement by the delivery of cash, in most cases the obligation is fulfilled without such delivery, by entering into an offsetting transaction. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

        Puts and calls on broadly-based stock indices or Stock Index Futures are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the stock market generally) rather than on price movements in individual securities or futures contracts. When a Fund buys a call on a stock index or Stock Index Future, it pays a premium. During the call period, upon exercise of a call by a Fund, a seller of a corresponding call on the same index will pay the Fund an amount of cash to settle the call if the closing level of the stock index or Stock Index Future upon which the call is based is greater than the exercise price of the call; that cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When a Fund buys a put on a stock index or Stock Index Future, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund's exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the stock index or Stock Index Future upon which the put is based is less than the exercise price of the put; that cash payment is determined by the multiplier, in the same manner as described above as to calls.

        Foreign Currency Futures Contracts and Foreign Currency Transactions. The Funds may invest in foreign currency futures contracts and foreign currency transactions which entail the same risks as other futures contracts as described above, but have the additional risks associated with international investing (see "Foreign Obligations and Securities" below). Similar to other futures contracts, a foreign currency futures contract is an agreement for the future delivery of a specified currency at a specified time and at a specified price, will be secured by margin deposits, are regulated by the CFTC and are traded on designated exchanges. A Fund will incur brokerage fees when it purchases and sells futures contracts.

        The Funds may invest in foreign currency transactions. Foreign currency transactions, such as forward foreign currency exchange contracts, are also contracts for the future delivery of a specified currency at a specified time and at a specified price. These transactions differ from futures contracts in that they are usually conducted on a principal basis instead of through an exchange, and therefore there are no brokerage fees, margin deposits are negotiated between the parties, and the contracts are settled through different procedures. The adviser considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into foreign currency transactions. Despite these differences, however, foreign currency futures contracts and foreign currency transactions (together, "Currency Futures") entail largely the same risks, and therefore the remainder of this section will describe the two types of securities together.

        Because the Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, they may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within the Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

        A Fund will purchase and sell Currency Futures in order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions. If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a Currency Future as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a Currency Future to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These Currency Futures will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

        The use of Currency Futures involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of Currency Futures strategies also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser's judgment will be accurate. The use of Currency Futures also exposes a Fund to the general risks of investing in futures contracts: the risk of an illiquid market for the Currency Futures, the risk of exchange-imposed trading limits, and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its securities, and may cause a Fund to lose money on its Currency Futures investments.

        Options Trading. The Funds may purchase or sell options on individual securities or options on indices of securities. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

        A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer the option to buy, the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

        The Funds will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high-grade debt obligations, in such amount are held in a segregated account by such Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds an offsetting call on the same instrument or index as the call written. The Funds will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Funds' custodian in an amount not less than the exercise price of the option at all times during the option period.

        Each Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option. If the adviser is incorrect in its forecast of market value or other factors when writing options, the Fund would be in a worse position than it would have been had if it had not written the option. If a Fund wishes to sell an underlying instrument (in the case of a covered call option) or liquidate assets in a segregated account (in the case of a secured put option), the Fund must purchase an offsetting option if available, thereby incurring additional transactions costs.

        Below is a description of some of the types of options in which certain Funds may invest.

        A stock index option is an option contract whose value is based on the value of a stock index at some future point in time. Stock indices fluctuate with changes in the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements in a Fund's investment portfolio correlate with price movements of the stock index selected. Accordingly, successful use by a Fund of options on stock indices will be subject to the adviser's ability to correctly analyze movements in the direction of the stock market generally or of particular industry or market segments. When a Fund writes an option on a stock index, the Fund will place in a segregated account with its custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

        The Funds may invest in stock index futures contracts and options on stock index futures contracts. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. Stock index futures contracts may be purchased to protect a Fund against an increase in the prices of stocks that Fund intends to purchase. The purchase of options on stock index futures contracts are similar to other options contracts as described above, where a Fund pays a premium for the option to purchase or sell a stock index futures contract for a specified price at a specified date. With options on stock index futures contracts, a Fund risks the loss of the premium paid for the option. The Funds may also invest in interest-rate futures contracts and options on interest-rate futures contracts. These securities are similar to stock index futures contracts and options on stock index futures contracts, except they derive their price from an underlying interest rate rather than a stock index.

        Interest-rate and index swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by a Fund with another party of cash flows based upon the performance of an index of securities. Interest-rate swaps involve the exchange by a Fund with another party of cash flows based upon the performance of a specified interest rate. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. The Funds will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. If a Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. The risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case a Fund may not receive net amount of payments that the Fund contractually is entitled to receive.

        Future Developments. The Funds may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Funds or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Funds' investment objective and legally permissible for a Fund.

Dollar Roll Transactions

        The Funds may enter into "dollar roll" transactions wherein a Fund sells fixed-income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but a Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities from a Fund under a dollar roll transaction becomes insolvent, the Fund's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The Funds will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

Emerging Market Securities

        Certain Funds invest in equity securities of companies in "emerging markets." The Funds consider countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing. The adviser may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

        Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants, bonds, notes and debentures convertible into common or preferred stock, equity interests in foreign investment funds or trusts and real estate investment trust securities. The Funds may invest in American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs") of such issuers.

        Emerging market countries include, but are not limited to: Argentina, Brazil, Chile, China, the Czech Republic, Columbia, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Peru, Russia, Singapore, South Africa, Thailand, Taiwan and Turkey. A company is considered in a country, market or region if it conducts its principal business activities there, namely, if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed therein or has at least 50% of its assets situated in such country, market or region.

        There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. The currencies of certain emerging market countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries. In addition, many of these nations are experiencing political and social uncertainties.

        The Montgomery Emerging Markets Focus Fund does not intend to diversify its portfolio across a large number of emerging market countries. Instead, the Fund's portfolio manager's objective is to concentrate its investments in a small number of emerging market countries (although it may invest in a number of companies in each selected country). Such a heavy concentration may make the Fund's net asset value ("NAV") extremely volatile and, if economic downturns or other events occur that adversely affect one or more of the countries the Fund invests in, such events' impact on the Fund will be more magnified than if the Fund did not have such a narrow concentration.

Floating- and Variable-Rate Obligations

        The Funds may purchase floating- and variable-rate obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

        There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. Floating- and variable-rate instruments are subject to interest-rate and credit risk.

        The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

Foreign Obligations and Securities

        Certain Funds may invest in foreign company stocks which may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer's home country. Concentrated investment in any single country, especially a less developed country, would make the Fund's value more sensitive to economic, currency and regulatory changes within that country.

        The Funds may invest in high-quality, short-term debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and short-term debt obligations of foreign governmental agencies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Amounts realized on certain foreign securities in which the Funds may invest may be subject to foreign withholding and other taxes that could reduce the return on these obligations. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Funds would otherwise be subject.

        The Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

        The Funds may enter into currency forward contracts ("forward contracts") to attempt to minimize the risk to a Fund from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and is privately traded by currency traders and their customers. The Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

        The Funds may also invest in foreign securities through ADRs, CDRs, EDRs, IDRs and GDRs or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

        For temporary defensive purposes, Funds may invest in fixed-income securities of non-U.S. governmental and private issuers. Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities. Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions

        The Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

        The Funds will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each such Fund's commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Illiquid Securities

        The Funds may invest in securities not registered under the Securities Act of 1933, as amended (the "1933 Act") and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. The Funds may not invest or hold more than 15% of their net assets in illiquid securities.

Initial Public Offerings

        Certain Funds may also invest in smaller companies and initial public offerings which typically have additional risks including more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

Loans of Portfolio Securities

        Each Fund may lend its portfolio securities pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided:
(1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification;
(3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

        A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objective, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser, or the distributor.

        Wells Fargo Bank (the "Custodian") acts as Securities Lending Agent for the Funds, subject to the overall supervision of the Funds' investment adviser. Pursuant to an exemptive order granted by the SEC,

Wells Fargo Bank is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Money Market Instruments and Temporary Investments

        The Funds may invest in the following types of high-quality money market instruments that have remaining maturities not exceeding one year: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Services, Inc. ("Moody's") or "A-1" or "A-1--" by Standard & Poor's Rating Group ("S&P"), or, if unrated, of comparable quality as determined by the adviser; and (iv) repurchase agreements. The Funds also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

        Letters of Credit. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of the Funds, may be used for letter of credit-backed investments.

Mortgage-Related and Other Asset-Backed Securities

        The Funds may invest in mortgage-related securities (also known as mortgage pass-through securities), which represent interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage pass-through securities created by non-government issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

        Prepayment and Extension Risk. The stated maturities of mortgage-related securities may be shortened by unscheduled prepayments of principal on the underlying mortgages, or extended in rising interest-rate environments. Therefore, it is not possible to predict accurately the average maturity of a particular mortgage-related security. Variations in the maturities of mortgage-related securities will affect the yield of a Fund. Rates of repayment of principal on mortgage-related securities that are higher or lower than expected may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.

        Collateralized Mortgage Obligations ("CMOs"). The Funds may also invest in investment-grade CMOs. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or the Federal National Mortgage Association ("FNMA"). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. As new types of mortgage-related securities are developed and offered to investors, the adviser will, consistent with a Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

        There are risks inherent in the purchase of mortgage-related securities. For example, these securities are subject to a risk that default in payment will occur on the underlying mortgages. In addition to default risk, these securities are subject to the risk that prepayment on the underlying mortgages will occur earlier or later or at a lesser or greater rate than expected. To the extent that the Adviser's assumptions about prepayments are inaccurate, these securities may expose the Funds to significantly greater market risks than expected.

        Other Asset-Backed Securities. The Funds may purchase asset-backed securities unrelated to mortgage loans. These asset-backed securities may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities are relatively new instruments and may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities.

Other Investment Companies

        The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the Funds' non-fundamental investment policies. Currently, under the 1940 Act, a Fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company ("3% Limit"); (ii) 5% of such Fund's total assets with respect to any one investment company; and (iii) 10% of such Fund's total assets. Gateway funds, whose policies are to invest some or all of their assets in the securities of one or more open-end management investment companies, are excepted from these limitations. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

        iShares. The Funds may invest in iShares Trust and iShares, Inc. ("iShares") which are registered investment companies that consist of numerous separate series (each, an "iShares Fund"), each of which seeks investment results similar to the performance of a single stock market or of a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the American Stock Exchange, the Chicago Board of Options Exchange and the New York Stock Exchange in the same way as shares of a publicly held company.

        The International Equity Fund is authorized to purchase shares of an iShares Fund in excess of the 3% Limit noted above. Although the Fund may invest in an iShares Fund in excess of the 3% Limit, it may not purchase shares of any iShares Fund if, after such purchase, it would own more than 20% of the outstanding shares of the iShares Fund.

Participation Interests

        The Funds may purchase participation interests in loans or instruments in which the Funds may invest directly that are owned by banks or other institutions. A participation interest gives a Fund an undivided proportionate interest in a loan or instrument. Participation interests may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Participation interests, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a participation interest. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation interest.

Privately Issued Securities

        The Funds may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are "illiquid" are subject to the Funds' policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

Repurchase Agreements

        The Funds may enter into repurchase agreements, wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. All repurchase agreements will be fully "collateralized," as defined under the 1940 Act. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Fund's disposition of the security may be delayed or limited.

        A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund's net assets would be invested in repurchase agreements with maturities of more than seven days and illiquid securities. A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

Reverse Repurchase Agreements

        The Funds may enter into reverse repurchase agreements (an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price). At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Funds may decline below the price at which the Funds are obligated to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

Short Sales

        A short sale is a transaction in which a fund sells a security it does not own in anticipation of a decline in market price. When a fund makes a short sale, the proceeds it receives are retained by the broker until the fund replaces the borrowed security. In order to deliver the security to the buyer, the fund must arrange through a broker to borrow the security and, in so doing, the fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales "against the box" means that the fund owns the securities, which are placed in a segregated account until the transaction is closed out.

        The value of securities of any issuer in which a fund maintains a short position that is not "against the box" may not exceed the lesser of 5% of the value of the fund's net assets or 5% of the securities of such class of the issuer. A fund's ability to enter into short sales transactions is limited by the requirements of the 1940 Act.

        Short sales by a fund that are not made "against the box" create opportunities to increase the fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the fund's NAV per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

        If a fund makes a short sale "against the box," the fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the fund or a security convertible into or exchangeable for such security. In such case, any future losses in the fund's long position would be reduced by a gain in the short position.

        In view of the SEC, a short sale involves the creation of a "senior security" as such term is defined under the 1940 Act, unless the sale is "against the box" and the securities sold are placed in a segregated account (not with the broker), or unless the fund's obligation to deliver the securities sold short is "covered" by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

        To avoid limitations under the 1940 Act on borrowing by investment companies, all short sales by each Fund, except the Specialized Health Sciences Fund and the Specialized Technology Fund, will be "against the box," or the Fund's obligation to deliver the securities sold short will be "covered" by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. The Specialized Health Sciences Fund and the Specialized Technology Fund may make short sales that are not "against the box," however, such transactions may not exceed the lesser of 5% of the value of the Fund's net assets or 5% of the securities of such class of the issuer. A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund's total assets.

Small Company Securities

        Investments in small capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies' securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).

        Securities owned by a Fund that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Fund of a portfolio security, to meet redemption requests by other investors or otherwise, may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.

        Investment in small, unseasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which a Fund may purchase when they are offered to the public for the first time) may have a limited trading market that can adversely affect their sale by a Fund and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engaged in trading this type of security, a Fund may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

Synthetic Convertible Securities

        The Funds may invest in "synthetic" convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables a Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

Unrated Investments

        The Funds may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI.

U.S. Government Obligations

        The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government obligations"). Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Warrants

        The Funds may invest in warrants. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. A Fund may only purchase warrants on securities in which the Fund may invest directly. Warrants have no voting rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within a specified time period.

Nationally Recognized Statistical Ratings Organizations

        The ratings of Moody's, S&P and Fitch Investors Service, Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation.

Additional Information about the S&P 500 Index

        The Trust (the "Licensee") has entered into a license agreement with S&P authorizing the use of various S&P trademarks and trade names in connection with the marketing and/or promotion of certain of the Funds (collectively referred to, herein, as the "Products").

        The Products are not sponsored, endorsed, sold, or promoted by S&P, a division of The McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed, and calculated by S&P without regard to the Licensee or the Products. S&P has no obligation to take the needs of the Licensee or the owners of the Products into consideration in determining, composing, or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the timing of this issuance or sale of the Products or in the determination or calculation of the equation by which the Products are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the Products.

        S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Licensee, owners of the product, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits).

                                   MANAGEMENT

        The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Organization and Management of the Funds."

TRUSTEES AND OFFICERS

        The Board supervises each Fund's activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

        General. The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for each of the 94 funds comprising the Trust, Wells Fargo Variable Trust and Master Trust (collectively the "Fund Complex" or the "Trusts"). The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA

94105. Each Trustee and officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust's retirement policy at the end of the calendar year in which a Trustee turns 74.

        In the table below and throughout this section, information for Trustees who are not "interested" persons of the Trust, as that term is defined under the 1940 Act ("independent Trustees"), appears separately from the information for the "interested" Trustees.

                            POSITION HELD WITH                                                OTHER PUBLIC COMPANY
                                REGISTRANT/              PRINCIPAL OCCUPATION(s)              OR INVESTMENT COMPANY
  NAME, AGE AND ADDRESS     LENGTH OF SERVICE/1/           DURING PAST 5 YEARS                    DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------------------
                                                INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------
Thomas S. Goho, 61         Trustee,               Wake Forest University, Calloway                   N/A
                           since 1987             School of Business and Accountancy,
                                                  Associate Professor of Finance
                                                  1994-1999.

Peter G. Gordon, 61        Trustee,               Chairman, CEO and Co-Founder of                    N/A
                           since 1998;            Crystal Geyser Water Company and
                           (Lead Trustee, since   President of Crystal Geyser Roxane
                           2001).                 Water Company.

Richard M. Leach, 70       Trustee,               President of Richard M. Leach                      N/A
                           since 1987             Associates (a financial consulting
                                                  firm).

Timothy J. Penny, 52       Trustee,               Senior Counselor to the public                     N/A
                           since 1996             relations firm of Himle-Horner and
                                                  Senior Fellow at the Humphrey
                                                  Institute, Minneapolis, Minnesota (a
                                                  public policy organization).

Donald C. Willeke, 63      Trustee,               Principal of the law firm of Willeke               N/A
                           since 1996             & Daniels.
----------------------------------------------------------------------------------------------------------------------
                                                INTERESTED/2/ TRUSTEES
----------------------------------------------------------------------------------------------------------------------
Robert C. Brown, 72        Trustee,               Retired. Director, Federal Farm                    N/A
                           since 1992             Credit Banks Funding Corporation and
                                                  Farm Credit System Financial
                                                  Assistance Corporation until
                                                  February 1999.

J. Tucker Morse, 59        Trustee,               Private Investor/Real Estate                       N/A
                           since 1987             Developer; Chairman of White Point
                                                  Capital, LLC.
----------------------------------------------------------------------------------------------------------------------
                                                      OFFICERS
----------------------------------------------------------------------------------------------------------------------
Karla M. Rabusch, 44       President,             Executive Vice President of Wells                  N/A
                           since 2003             Fargo Bank, N.A. and President of
                                                  Wells Fargo Funds Management, LLC.
                                                  Senior Vice President and Chief
                                                  Administrative Officer of Wells
                                                  Fargo Funds Management, LLC from
                                                  March 2001 to March 2003. Vice
                                                  President of Wells Fargo Bank, N.A.
                                                  from December 1997 to May 2000.

                            POSITION HELD WITH                                                OTHER PUBLIC COMPANY
                                REGISTRANT/              PRINCIPAL OCCUPATION(s)              OR INVESTMENT COMPANY
  NAME, AGE AND ADDRESS     LENGTH OF SERVICE/1/           DURING PAST 5 YEARS                    DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------------------
Stacie D. DeAngelo, 35     Treasurer,             Vice President of Wells Fargo Bank,                N/A
                           since 2003             N.A. and Vice President of
                                                  Operations for Wells Fargo Funds
                                                  Management, LLC. Prior thereto,
                                                  Operations Manager at Scudder Weisel
                                                  Capital, LLC from October 2000 to
                                                  May 2001 and Director of Shareholder
                                                  Services at BISYS Fund Services from
                                                  September 1999 to October
                                                  2000; and Assistant Vice
                                                  President of Operations with
                                                  Nicholas-Applegate Capital
                                                  Management from May 1993 to
                                                  September 1999.

C. David Messman, 43       Secretary,             Vice President and Counsel of Wells                N/A
                           since 2000             Fargo Bank, N.A. since January
                                                  1996. Vice President and Secretary
                                                  of Wells Fargo Funds Management, LLC
                                                  since March 2001.

----------
1 Length of service dates reflect the Trustee's commencement of service with the Trust's predecessor entities, where applicable.

2 Basis of Interestedness. Robert C. Brown owns securities of Wells Fargo & Company, the parent holding company of the Funds' adviser. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

        Committees. All of the independent Trustees are also members of the Audit and Nominating Committees of the Trust. Whenever a vacancy occurs on the Board, the Nominating Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Nominating Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust's management. Pursuant to the Trust's charter document, only independent Trustees may nominate and select persons to become independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Shareholder nominees are not considered unless required by or under the 1940 Act. The Nominating Committee meets only as necessary, and did not meet during the Funds' most recently completed fiscal year. The Audit Committee oversees the Funds' accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds' financial statements, and interacts with the Funds' independent auditors on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met three times during the Funds' most recently completed fiscal year.

        Compensation. Prior to January 1, 2004, each Trustee received an annual retainer (payable quarterly) of $52,000 from the Fund Complex, and also received a combined fee of $5,000 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,000 for attendance at telephonic Fund Complex Board meetings. In addition, the Lead Trustee of the Fund Complex received an additional $10,000 annual retainer for the additional work and time devoted by the Lead Trustee.

        Effective January 1, 2004, each Trustee receives an annual retainer (payable quarterly) of $56,000 from the Fund Complex. Each Trustee also receives a combined fee of $7,000 for attendance at in-person Fund Complex Board meetings, and a $2,000 per meeting combined committee fee. In addition, the Lead Trustee of the Fund Complex receives an additional $10,000 annual retainer for the additional work and time devoted by the Lead Trustee.

        The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust's Officers are not compensated by the Trust for their services. For the fiscal year ended September 30, 2003, the Trustees received the following compensation:

                              COMPENSATION TABLE
                         YEAR ENDED SEPTEMBER 30, 2003
              ----------------------------------------------------
                  TRUSTEE                        COMPENSATION
              ----------------------------------------------------
                             INDEPENDENT TRUSTEES
              ----------------------------------------------------
              Thomas S. Goho                       $ 72,000
              Peter G. Gordon                      $ 82,000
              Richard M. Leach                     $ 72,000
              Timothy J. Penny                     $ 72,000
              Donald C. Willeke                    $ 72,000
              ----------------------------------------------------
                              INTERESTED TRUSTEES
              ----------------------------------------------------
              Robert C. Brown                      $ 72,000
              W. Rodney Hughes*                    $ 18,000
              J. Tucker Morse                      $ 72,000
              ----------------------------------------------------
              ----------
              *  Retired as of 12/31/02.

        Beneficial Equity Ownership Information. As of the date of this SAI, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

                      CALENDAR YEAR ENDED DECEMBER 31, 2003

                                                           DOLLAR RANGE OF EQUITY SECURITIES
     TRUSTEE                                               OF THE STOCK FUNDS OF FUNDS TRUST
----------------------------------------------------------------------------------------------------------------------------------
                       DIVERSIFIED    DIVERSIFIED
                          EQUITY       SMALL CAP    EQUITY INCOME    EQUITY INDEX       GROWTH      GROWTH EQUITY       INDEX
----------------------------------------------------------------------------------------------------------------------------------
Thomas S. Goho              0             0               0               C               0               0               0
Peter G. Gordon             A             0               0               0               0               0               0
Richard M. Leach            0             0               0               0               0               0               0
Timothy J. Penny            0             0               A               0               0               0               0
Donald C. Willeke           0             0               0               0               0               0               B
Robert C. Brown             0             0               0               0               0               0               0
J. Tucker Morse             0             0               0               0               0               0               0

                                                           DOLLAR RANGE OF EQUITY SECURITIES
     TRUSTEE                                               OF THE STOCK FUNDS OF FUNDS TRUST
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       MONTGOMERY
                                                                                      MONTGOMERY         INST'L
                        INTERNATIONAL     LARGE CAP     LARGE CAP   LARGE COMPANY      EMERGING         EMERGING       MONTGOMERY
                           EQUITY        APPRECIATION     VALUE        GROWTH        MARKETS FOCUS       MARKETS     MID CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
Thomas S. Goho                0               0             0             0                0               0                0
Peter G. Gordon               A               0             0             A                0               0                0
Richard M. Leach              0               0             0             0                0               0                0
Timothy J. Penny              0               0             0             0                0               0                0
Donald C. Willeke             B               0             0             0                0               0                0
Robert C. Brown               0               0             0             0                0               0                0
J. Tucker Morse               0               0             0             0                0               0                0

                                                           DOLLAR RANGE OF EQUITY SECURITIES
     TRUSTEE                                               OF THE STOCK FUNDS OF FUNDS TRUST
----------------------------------------------------------------------------------------------------------------------------------
                                            SIFE
                                         SPECIALIZED                                     SMALL                         SPECIALIZED
                         MONTGOMERY       FINANCIAL     SMALL CAP     SMALL CAP         COMPANY           SMALL           HEALTH
                         SMALL CAP        SERVICES        GROWTH    OPPORTUNITIES        GROWTH        COMPANY VALUE     SCIENCES
----------------------------------------------------------------------------------------------------------------------------------
Thomas S. Goho                0               0             0             0                0                0               0
Peter G. Gordon               0               0             0             A                0                0               0
Richard M. Leach              0               0             0             0                0                0               0
Timothy J. Penny              0               0             0             0                0                0               0
Donald C. Willeke             0               0             A             C                0                0               0
Robert C. Brown               0               0             0             0                0                0               0
J. Tucker Morse               0               0             0             D                0                0               0

                                                               AGGREGATE
                       DOLLAR RANGE OF EQUITY SECURITIES      DOLLAR RANGE
     TRUSTEE           OF THE STOCK FUNDS OF FUNDS TRUST       OF EQUITY
---------------------------------------------------------      SECURITIES
                                  SPECIALIZED                   OF FUND
                                  TECHNOLOGY                    COMPLEX
----------------------------------------------------------------------------
Thomas S. Goho                         0                          D
Peter G. Gordon                        0                          B
Richard M. Leach                       0                          0
Timothy J. Penny                       0                          C
Donald C. Willeke                      A                          D
Robert C. Brown                        0                          D
J. Tucker Morse                        0                          D

        Ownership of Securities of Certain Entities. None of the independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

        Approval of Advisory and Sub-Advisory Agreements. Under Section 15(c) of the 1940 Act, the Board is generally required to approve annually the investment advisory and investment sub-advisory contracts (individually, an "Advisory Agreement," and collectively, the "Advisory Agreements") for the Funds. At each quarterly meeting, the Board reviews the performance information and nature of services provided by the investment adviser and any sub-advisers. At least annually, the Board is provided with quantitative and qualitative information to assist it in evaluating whether to approve the continuance of the Advisory Agreements, including comparative fee information, profitability information, performance data, a description of the investment philosophy, experience and senior management of the investment adviser and investment sub-advisers (individually, an "Adviser" and collectively, the "Advisers"), a description of the quality and nature of the services provided by the Advisers.

        Before approving an Advisory Agreement with an Adviser, the Board reviewed a detailed profitability analysis of the Adviser based on the fees payable under the Advisory Agreement, including any fee waivers or fee caps, as well as any other relationships between the Funds and the Adviser and affiliates. The Board also analyzed each Fund's contractual fees, including investment advisory and sub-advisory fees, administration fees, shareholder servicing fees, and Rule 12b-1/distribution fees.

        The Board then reviewed statistical information regarding the expenses of the Funds and the expenses and performance information for a "Peer Group" of the Funds, the relevant Lipper category of funds ("Lipper Group"), and an applicable broad based index. Prior to reviewing the statistical information, the Board was provided with a detailed description of the methodology used to prepare this information. The Board then reviewed data relating to the risk of each Fund as compared to its total return. This data showed the statistical measurement of the volatility of each Fund's total return throughout a specific time-period. The Board then also reviewed, for each Fund as compared to its Lipper Group and Peer Group, the: (i) combined contractual advisory and administration fees, (ii) net expense ratio, (iii) maximum contractual advisory fees permitted under the Advisory Agreement (excluding fee waivers and/or expense reimbursements); and (iv) projected contractual advisory fees showing the impact of breakpoints, if any, on contractual advisory fees. During its review, the Board considered the advisory fees paid by the Funds as well as the total fees paid to the Adviser for advisory and other services it provides to the Funds. The Board also reviewed information pertaining to the fee structure for each Fund and considered whether alternative fee structures (e.g. breakpoint fee structures, performance-based fees, fee waivers or fee caps) would be more appropriate or reasonable taking into consideration any economies of scale or other efficiencies that accrue from increases in a Fund's asset levels.

        The Board then analyzed the Adviser's background and services that it provides to the Funds. The Board discussed the fact that the Adviser has established an investment program for each Fund and supervises and evaluates the sub-adviser(s) who make the day-to-day investment decisions for the respective Funds. The Board recognized that the Adviser has an expertise in hiring and overseeing the activities of the sub-advisers in the various asset classes and the ability to oversee a large group of sub-advisers many of whom have different investment philosophies and styles. The Board also recognized that the primary investment Adviser's oversight responsibilities include the monitoring of Fund compliance with federal securities laws and regulations. The Board reviewed the Advisers' compliance procedures including the Advisers' internal compliance policies relating to their respective codes of ethics and the Advisers' policies on personal trading, internal compliance procedures relating to the Funds' portfolio investments and operations, the process for monitoring and evaluating work performed by third parties, compliance by the distributor on behalf of the Funds with SEC and other regulatory requirements, maintenance of books and records of the Funds and recordkeeping systems of the Advisers, and other activities and clients of the Advisers. The Board also received and reviewed information on all SEC and other regulatory inquiries or audits of the Advisers, and a summary of any communications received from Fund shareholders since the last approval of the Advisory Agreements. The Board also considered the background and experience of the senior management of each Adviser, and the level of attention given to the Funds by such persons. In evaluating the Advisers, the Board recognized that the Advisers have the size, visibility and resources to attract and retain highly qualified investment professionals, including research, advisory, or marketing personnel.

        In addition to the above considerations, the Board also analyzed certain factors relating specifically to each sub-adviser. For example, the Board considered each sub-adviser's investment strategies, research capabilities, means for executing portfolio transactions and scope of investment services. The Board also considered soft dollar arrangements and other benefits received by the primary Adviser through its relationship with each sub-adviser (e.g. float income received by the Adviser on sale and redemption amounts, other contractual arrangements, or the general nature of the benefits received by affiliates of the primary Adviser that provide services to the Funds). The Board analyzed the degree to which each sub-adviser who oversees several funds can manage across asset classes and whether its investment disciplines are driven by proprietary research. The Board also reviewed each sub-adviser's procedures for selecting brokers to execute portfolio transactions for the Funds. More specifically, the Board reviewed the method by which each sub-adviser selects brokers and the factors that the sub-adviser considers prior to selecting a broker to execute portfolio transactions. One such factor was a sub-adviser's consideration of obtaining research services or other soft dollar arrangements through the allocation of Fund brokerage. The Board also considered the standards and performance in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, the benefits from using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the existence of quality controls applicable to the Funds' portfolios. The Board reviewed each sub-adviser's method for allocating portfolio opportunities among the Funds and other advisory clients.

        Based on the above analysis, the Board determined that the Advisory Agreements, including the fee levels, were fair and reasonable in light of all relevant circumstances. This determination, was based on the following factors more fully discussed above: (i) the quality of services provided by each of the Advisers; (ii) the scope of each Adviser's background and experience; (iii) an analysis of advisory fees paid by the Funds compared to other similar funds; and
(iv) the level of profits realized by the primary investment Adviser from its advisory arrangement with the Funds.

INVESTMENT ADVISER

        Wells Fargo Funds Management, LLC ("Funds Management") provides investment advisory services for each of the Funds. Funds Management, an indirect wholly-owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, was created in early 2001 to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds.

        The Funds operate under three types of advisory arrangements: (i) stand-alone Funds with an investment adviser and sub-adviser; (ii) gateway feeder Funds that invest in a single corresponding master portfolio of Master Trust and have "dormant" advisory arrangements at the gateway level; and (iii) gateway blended Funds that invest in two or more master portfolios of Master Trust and have both active and dormant advisory arrangements at the gateway level.

        As compensation for its advisory services for the following stand-alone Funds, Funds Management is entitled to receive a monthly fee at the annual rates indicated below of each Fund's average daily net assets:

                                                         ANNUAL RATE
                  STAND-ALONE FUNDS             (as a percentage of net assets)
     --------------------------------------------------------------------------
     Equity Index                                           0.15%
     Growth                                                 0.75%
     International Equity                                   1.00%
     Montgomery Emerging Markets Focus                      1.10%
     Montgomery Institutional Emerging Markets              1.10%
     Montgomery Mid Cap Growth                              0.75%
     Montgomery Small Cap                                   0.90%
     SIFE Specialized Financial Services                    0.95%
     Small Cap Growth                                       0.90%
     Small Cap Opportunities                                0.90%
     Specialized Health Sciences                            0.95%
     Specialized Technology                                 1.05%

        As described in the second category above, the gateway feeder Funds each invest 100% of their assets in a single respective master portfolio of Master Trust. Because the gateway feeder Funds invest all of their assets in a single portfolio, no investment advisory services are currently provided at the gateway feeder Fund level. However, in order to preserve flexibility to allow the gateway feeder Funds to either invest in more than one master portfolio of Master Trust or to convert to a stand-alone Fund with a direct advisory relationship, the gateway feeder Funds each have a "dormant" advisory arrangement with Funds Management. Under the dormant advisory arrangement, Funds Management will receive no advisory fees from a gateway feeder Fund as long as the gateway feeder Fund continues to invest all (or substantially all) of its assets in a single master portfolio of Master Trust. If a gateway feeder Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios (a gateway blended Fund), Funds Management would be entitled to receive an annual fee of 0.25% of the Fund's average daily net assets for providing investment advisory services to the Fund, including a determination of the asset allocation of the Fund's investment in various master portfolios. If a gateway feeder Fund redeems all or a portion of its assets from any master portfolio and invests those assets directly in a portfolio of securities, Funds Management would be entitled to receive the dormant advisory rate (pass-through advisory fee) listed below which mirrors the current advisory fee charged by Funds Management to the Master Trust portfolio in which the gateway feeder Fund invests for the management of those assets.

                                            ACTIVE         DORMANT ASSET         PASS-THROUGH
             GATEWAY FEEDER FUND        ADVISORY FEES     ALLOCATION FEES*     ADVISORY FEES**
        --------------------------------------------------------------------------------------
        Equity Income                       0.00%              0.25%                0.75%
        Index                               0.00%              0.25%                0.15%
        Large Cap Appreciation              0.00%              0.25%                0.70%
        Large Cap Value                     0.00%              0.25%                0.75%
        Large Company Growth                0.00%              0.25%                0.75%
        Small Company Growth                0.00%              0.25%                0.90%
        Small Company Value                 0.00%              0.25%                0.90%

        ----------
        * Represents the proposed advisory fee payable to Funds Management as Adviser if the Fund converts into a gateway blended Fund.
        ** Represents the advisory fee payable to Funds Management as Adviser to the portfolio(s) of Master Trust in which the Fund invests. This would be the proposed advisory fee payable to Funds Management as Adviser if the Fund converts into a stand-alone Fund.

        As described in the third category above, the following gateway blended Funds invest their respective assets in two or more master portfolios of Master Trust. For each of these Funds, Funds Management determines the master portfolios of Master Trust in which each gateway blended Fund invests and the percentage allocation that such Fund would make to each master portfolio. For these asset allocation services, Funds Management is entitled to receive an annual fee of 0.25% of the Fund's average daily net assets as indicated in the chart below. The gateway blended Funds also have the dormant advisory arrangements described above with respect to the gateway feeder Funds.

                                                     ADVISORY FEES                      MASTER LEVEL
              GATEWAY BLENDED FUNDS         (Maximum Asset Allocation Fees)        DORMANT ADVISORY FEES*
        ----------------------------------------------------------------------------------------------------
        Diversified Equity                               0.25%                             0.72%
        Diversified Small Cap                            0.25%                             0.87%
        Growth Equity                                    0.25%                             0.97%

        ----------
        * Because the gateway blended Funds invest in two or more Master Trust portfolios with varying advisory fees, the dormant advisory fees reflect a blended fee rate.

Advisory Fees Paid. For the fiscal year-ends shown in the table below, the Funds, except the SIFE Specialized Financial Services Fund and the Montgomery Emerging Markets Focus Fund, the Montgomery Institutional Emerging Markets Fund, the Montgomery Mid Cap Growth Fund and the Montgomery Small Cap Fund (the "Wells Fargo Montgomery Funds"), paid the following advisory fees, and the investment adviser waived the indicated fees:

                                          YEAR-ENDED                         YEAR-ENDED
                                            9/30/03                           9/30/02
                                ----------------------------------------------------------------
                                    FEES            FEES               FEES           FEES
             FUND                   PAID           WAIVED              PAID          WAIVED
------------------------------------------------------------------------------------------------
Diversified Equity              $    766,031     $  2,332,062      $  1,244,456    $  2,704,181
Diversified Small Cap           $    336,303     $    225,292      $    147,907    $    348,352
Equity Income                   $          0     $          0      $          0    $          0
Equity Index                    $          0     $    875,103      $          0    $  1,015,891
Growth                          $    844,117     $    581,666      $  1,139,349    $  1,214,040
Growth Equity                   $    138,941     $    927,888      $    186,671    $  1,112,660
Index                           $          0     $          0      $          0    $          0
International Equity            $  3,699,733     $    576,096      $  2,431,712    $    360,711
Large Cap Appreciation          $          0     $          0      $          0    $          0
Large Cap Value                 $          0***  $          0***            N/A             N/A
Large Company Growth            $          0     $          0      $          0    $          0
Small Cap Growth                $    692,399     $    836,912      $  1,452,697    $  1,010,851
Small Cap Opportunities         $  2,523,917     $    336,170      $  3,015,140    $     77,170
Small Company Growth            $          0     $          0      $          0    $          0
Small Company Value             $          0     $          0      $          0*   $          0*
Specialized Health Sciences     $     90,630     $    195,388      $    198,207    $    144,463
Specialized Technology          $    504,006     $    270,209      $    143,288    $    571,169

                                                  YEAR-ENDED
                                                    9/30/01
                                          -----------------------------
                                              FEES            FEES
                       FUND                   PAID           WAIVED
          -------------------------------------------------------------
          Diversified Equity              $  2,464,740     $  2,403,740
          Diversified Small Cap           $    220,086     $    130,203
          Equity Income                   $          0     $          0
          Equity Index                    $    295,913     $  1,132,694
          Growth                          $  2,008,160     $  1,182,900
          Growth Equity                   $    890,932     $    617,310
          Index                           $          0     $          0
          International Equity            $  2,032,189     $    172,415
          Large Cap Appreciation          $          0**   $          0**
          Large Cap Value                          N/A              N/A
          Large Company Growth            $          0     $          0
          Small Cap Growth                $  2,593,243     $    604,473
          Small Cap Opportunities         $  2,336,810     $    281,280
          Small Company Growth            $          0     $          0
          Small Company Value                      N/A              N/A
          Specialized Health Sciences     $          0     $    110,378
          Specialized Technology          $    862,982     $    227,685

----------
* The amounts indicate fees paid from January 31, 2002, the Fund's commencement date, through September 30, 2002.

** The amounts indicate fees paid from August 31, 2001, the Fund's commencement date, through September 30, 2001.

*** The amounts indicate fees paid from August 29, 2003, the Fund's commencement date, through September 30, 2003.

Former SIFE Trust Fund. As discussed in the "Historical Fund Information" section, the SIFE Specialized Financial Services Fund was created as part of the reorganization of the SIFE Trust Fund, which occurred at the close of business on February 22, 2002. Prior to the reorganization, SIFE served as the investment adviser to the predecessor portfolio. Therefore, the table below shows the advisory fees paid by either the Fund or its predecessor portfolio. For the periods indicated below, the Fund paid the following advisory fees, and the respective investment adviser waived the indicated fees:

                                         YEAR ENDED               NINE-MONTH PERIOD
                                          9/30/03                     9/30/02
                                      FUNDS MANAGEMENT            FUNDS MGMT/SIFE
                                 ----------------------------------------------------
                                     FEES          FEES          FEES         FEES
     FUND                            PAID         WAIVED         PAID        WAIVED
     --------------------------------------------------------------------------------
     SIFE Specialized Financial  $  3,669,906  $  1,256,250   $ 3,976,130  $  666,240
      Services

                                         YEAR ENDED                  YEAR ENDED
                                          12/31/01                    12/31/00
                                            SIFE                        SIFE
                                 ----------------------------------------------------
                                     FEES          FEES          FEES         FEES
     FUND                            PAID         WAIVED         PAID        WAIVED
     --------------------------------------------------------------------------------
     SIFE Specialized Financial  $  9,319,732  $          0   $ 9,395,394  $        0
      Services

Former Montgomery Funds. As discussed in the "Historical Fund Information" section, the Wells Fargo Montgomery Funds were created as part of the reorganization of certain portfolios of Montgomery into certain Funds of the Trust, which occurred on June 9, 2003. Prior to the reorganization, Wells Capital Management Incorporated ("Wells Capital Management" or "WCM") and MAM served as the investment advisers to the predecessor portfolios of the Wells Fargo Montgomery Funds. Therefore, the table below shows the advisory fees paid by either the Wells Fargo Montgomery Funds or their predecessor portfolios. For the periods indicated below, the Wells Fargo Montgomery Funds paid the following advisory fees and the respective investment adviser waived the indicated amounts:

                                    THREE-MONTH PERIOD
                                       ENDED 9/30/03           1/17/03-6/30/03            7/1/02-1/16/03
                                        FUNDS MGMT              FUNDS MGMT/WCM                 MAM
                                 ----------------------------------------------------------------------------
                                                 FEES                      FEES                      FEES
                FUND             FEES PAID      WAIVED      FEES PAID     WAIVED      FEES PAID     WAIVED
     --------------------------------------------------------------------------------------------------------
     Montgomery Emerging         $  341,524   $   53,926   $  110,931   $   65,813   $   56,998   $   68,248
     Markets Focus
     Montgomery Institutional    $  143,691   $   77,030   $  273,921   $   70,976   $  246,634   $  168,524
     Emerging Markets
     Montgomery Mid Cap Growth   $  176,561   $        0   $  433,850   $    9,445   $  345,344   $  281,043
     Montgomery Small Cap        $   88,254   $   41,070   $  166,184   $   27,408   $  190,365   $   25,486

     * For the fiscal year ended June 30, 2003, the predecessor portfolios to the Funds paid advisory fees to MAM for the period of July 1, 2002 through January 16, 2003, and to Wells Capital Management for the period of January 17, 2003 through June 8, 2003. The Funds paid advisory fees to Funds Management for the period of June 9, 2003 through June 30, 2003.

                                          YEAR ENDED 6/30/02            YEAR ENDED 6/30/01
                                                 MAM                           MAM
                                        ---------------------------------------------------------
                                                          FEES                          FEES
                       FUND               FEES PAID      WAIVED        FEES PAID       WAIVED
          ---------------------------------------------------------------------------------------
          Montgomery Emerging           $          0   $          0   $          0   $          0
          Markets Focus
          Montgomery Institutional      $    496,563   $          0   $  2,913,481   $          0
          Emerging Markets
          Montgomery Mid Cap               1,310,953   $          0   $  2,100,242   $          0
          Growth
          Montgomery Small Cap          $    567,806   $          0   $  1,020,840   $          0

        For the period from January 17, 2003 through June 6, 2003, Wells Capital Management served as the investment adviser to the predecessor portfolios of the Wells Fargo Montgomery Funds pursuant to an interim investment management agreement. Under the interim agreement, the contractual investment advisory fees were the same as those under the prior agreement with MAM. The fees were as follows:

                            FUND                      AVG. DAILY NET ASSETS          ANNUAL RATE
          ---------------------------------------------------------------------------------------------
          Montgomery Emerging Markets Focus              $0 - 250 million               1.10%
                                                       $250 - 500 million               1.00%
                                                            >$500 million               0.90%
                                                          $0 - 50 million               1.25%
          Montgomery Institutional Emerging             $50 - 100 million               1.00%
          Markets                                           >$100 million               0.90%
          Montgomery Mid Cap Growth Fund                   $0-200 million               1.40%
                                                            >$200 million               1.25%
          Montgomery Small Cap                           $0 - 250 million               1.00%
                                                            >$250 million               0.80%

        General. Each Fund's Advisory Agreement will continue in effect for more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined under the 1940 Act) of any such party. A Fund's Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

INVESTMENT SUB-ADVISERS

        Funds Management has engaged Cadence Capital Management ("Cadence"), LSV Asset Management, Peregrine Capital Management, Inc. ("Peregrine"), RCM Capital Management LLC (formerly named Dresdner RCM Global Investors LLC) ("RCM"), Schroder Investment Management North America Inc. ("Schroder"), Smith Asset Management Group ("Smith"), Systematic Financial Management, L.P. ("Systematic") and Wells Capital Management to serve as investment sub-advisers to the stand-alone Funds of the Trust and the master portfolios of Master Trust in which the gateway blended and gateway feeder Funds invest, as listed in the charts below (collectively, the "Sub-Advisers"). Subject to the direction of the Trust's and Master Trust's (the "Trusts") Boards and the overall supervision and control of Funds Management and the Trusts, the Sub-Advisers make recommendations regarding the investment and reinvestment of the Funds' assets. The Sub-Advisers furnish to Funds Management periodic reports on the investment activity and performance of the Funds. The Sub-Advisers also furnish such additional reports and information as Funds Management and the Trusts' Boards and Officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to a Sub-Adviser.

        Similar to the "dormant" investment advisory arrangement with Funds Management, each gateway Fund has a dormant sub-advisory arrangement with some or all of the sub-advisers that sub-advise the master portfolio(s) in which the gateway Funds invest. Under such an arrangement, a sub-adviser receives no sub-advisory fee as long as a gateway Fund invests all (or substantially all) of its assets in one or more master portfolios. In the event that a gateway Fund redeems its assets from a master portfolio and invests them directly using the sub-adviser, the sub-adviser would be entitled to receive a sub-advisory fee at the same rate the sub-adviser received from the master portfolio for investing the portion of the gateway Fund's assets formerly invested in the master portfolio. The sub-adviser would be compensated for its services by Funds Management from the advisory fees Funds Management receives for its services. The dormant sub-advisory fees that would be charged to the gateway Funds are identical to the sub-advisory fees currently charged to the master portfolios in which each gateway Fund invests, which are listed in the chart below.

                   MASTER PORTFOLIO             SUB-ADVISER                   FEES
            -----------------------------------------------------------------------------------
            Disciplined Growth                    Smith                     0-200M       0.30%
                                                                          200-500M       0.20%
                                                                             >500M       0.15%

            Equity Income                     Wells Capital                 0-200M       0.25%
                                                Management                200-400M       0.20%
                                                                             >400M       0.15%

            Index                             Wells Capital                 0-200M       0.02%
                                                Management                   >200M       0.01%

            International Equity              Wells Capital                 0-200M       0.35%
                                                Management                   >200M       0.25%

            Large Cap Appreciation               Cadence                    0-250M       0.30%
                                                                          250-500M       0.20%
                                                                    500M-1 Billion       0.15%
                                                                        >1 Billion       0.10%

            Large Cap Value                     Systematic                  0-150M       0.30%
                                                                         150M-350M       0.20%
                                                                         350M-750M       0.15%
                                                                     750M-1Billion       0.13%
                                                                       > 1 Billion       0.10%

            Large Company Growth                Peregrine                    0-25M       0.75%
                                                                            25-50M       0.60%
                                                                           50-275M       0.50%
                                                                             >275M       0.30%

            Overseas                            LSV Asset                  0M-150M       0.35%
                                                Management               150M-500M       0.40%
                                                                         500M-750M       0.35%
                                                                     750M-1Billion      0.325%
                                                                        >1 Billion       0.30%

            Small Cap Basic Value             Wells Capital                 0-200M       0.25%
                                                Management                   >200M       0.20%

            Small Cap Index                   Wells Capital                 0-200M       0.02%
                                                Management                   >200M       0.01%

            Small Company Growth                Peregrine                    0-50M       0.90%
                                                                           50-180M       0.75%
                                                                          180-340M       0.65%
                                                                          340-685M       0.50%
                                                                          685-735M       0.52%
                                                                             >735M       0.55%

            Small Company Value                 Peregrine                   0-175M       0.50%
                                                                             >175M       0.75%

        Funds Management has engaged RCM, Schroder and Wells Capital Management as investment sub-advisers for the stand-alone Funds of the Trust listed below. For providing sub-advisory services, RCM, Schroder and Wells Capital Management are entitled to receive fees as described below.

                   MASTER PORTFOLIO             SUB-ADVISER                   FEES
            -----------------------------------------------------------------------------------
            Equity Index                      Wells Capital                 0-200M        .02%
                                                Management                   >200M       0.01%

                                                                            0-200M       0.25%
            Growth                            Wells Capital               200-400M       0.20%
                                                Management                   >400M       0.15%

            International Equity              Wells Capital                 0-200M       0.35%
                                                Management                   >200M       0.25%

            Montgomery Emerging Markets       Wells Capital                 0-200M       0.35%
            Focus                               Management                   >200M       0.25%

            Montgomery Institutional          Wells Capital                 0-200M       0.35%
            Emerging Markets                    Management                   >200M       0.25%

            Montgomery Mid Cap Growth         Wells Capital                 0-200M       0.25%
                                                Management                   >200M       0.20%

            Montgomery Small Cap              Wells Capital                 0-200M       0.25%
                                                Management                   >200M       0.20%

            SIFE Specialized Financial        Wells Capital                 0-200M       0.25%
            Services                            Management                  0-200M       0.20%
                                                                             >400M       0.15%

            Small Cap Growth                  Wells Capital                 0-200M       0.25%
                                                Management                   >200M       0.20%

            Small Cap Opportunities              Schroder                   0-275M       0.50%
                                                                             >275M       0.45%

            Specialized Health Sciences             RCM                     0-100M       0.95%
                                                                          100-500M       0.65%
                                                                             >500M       0.60%

            Specialized Technology                  RCM                      0-50M       1.00%
                                                                           50-100M       0.70%
                                                                             >100M       0.55%

        Unaffiliated Sub-Advisers. Listed below is the aggregate dollar amount of sub-advisory fees paid by each Fund to the following unaffiliated sub-advisers for the year ended September 30, 2003:

                                                                               FEES WAIVED/
                       FUND             SUB-ADVISER           FEES PAID         REIMBURSED
          ---------------------------------------------------------------------------------
          Large Cap Appreciation          Cadence         $     230,361.89      $      0
          Large Cap Value*               Systematic       $      29,442.00      $      0*
          Small Cap Opportunities         Schroder        $   1,747,308.91      $      0
          Specialized Health Sciences       RCM           $     286,020.53      $      0
          Specialized Technology            RCM           $     635,804.20      $      0

          *The amounts indicate fees paid from August 29, 2003, the Fund's commencement date, through September 30, 2003.

ADMINISTRATOR

        The Trust has retained Funds Management (the "Administrator") as administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Funds' operations, including communication, coordination, and supervision services with regard to the Funds' transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds' investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds' transfer agent, custodian, and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services.

        In addition, Funds Management has agreed to pay all of the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. Because the administrative services provided by Funds Management vary by class, the fees payable to Funds Management also vary by class. For providing administrative services, including paying the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee of 0.33% of the average daily net assets of a Fund's Class A, Class B or Class C shares; 0.25% of the average daily net assets of a Fund's Institutional Class shares; and 0.15% of the average daily net assets of a Fund's Select Class shares.

Administrative Fees Paid. For the fiscal year-ends shown in the table below, the Funds, except the SIFE Specialized Financial Services Fund and the Wells Fargo Montgomery Funds, paid the following administrative fees, and the administrator waived the indicated fees:

                                          YEAR ENDED           YEAR ENDED            YEAR ENDED
                                           9/30/03              9/30/02               9/30/01
                                        ---------------------------------------------------------
                    FUND                  FUNDS MGMT      FUNDS MGMT/WELLS FARGO     WELLS FARGO
          ---------------------------------------------------------------------------------------
          Diversified Equity            $  3,230,299          $  2,369,182           $  2,920,667
          Diversified Small Cap         $    512,770          $    297,755           $    210,174
          Equity Income                 $  1,723,438          $    677,568           $  1,243,522
          Equity Index                  $  1,019,527          $     97,868           $    857,166
          Growth                        $    731,714          $    470,678           $    638,212
          Growth Equity                 $  1,197,611          $    783,412           $    958,099
          Index                         $     12,546          $     43,195           $    909,459
          International Equity          $  1,015,079          $    418,863           $    330,691
          Large Cap Appreciation        $          0          $          0           $          4
          Large Cap Value               $          0*                  N/A                    N/A
          Large Company Growth          $  2,550,776          $          0           $    664,544
          Small Cap Growth              $    887,054          $    410,591           $    532,953
          Small Cap Opportunities       $    715,932          $    515,385           $    436,348
          Small Company Growth          $    432,607          $    536,754           $    779,682
          Small Company Value           $     94,194          $          0                    N/A
          Specialized Health            $    142,776          $     54,106           $      4,352
           Sciences
          Specialized Technology        $    396,790          $    102,065           $    155,810

        ----------
        *The amounts indicate fees paid from August 29, 2003, the Fund's commencement date, through September 30, 2003.

Former SIFE Trust Fund. As discussed in the "Historical Fund Information" section, the SIFE Specialized Financial Services Fund was created as part of the reorganization of the SIFE Trust Fund, which occurred at the close of business on February 22, 2002. Prior to the reorganization, SIFE served as the administrator to the predecessor portfolio. Therefore, the table below shows the administrative fees paid by either the Fund or its predecessor portfolio. For the periods indicated below, the Fund paid the following administrative fees, and the respective administrator waived the indicated fees. The predecessor portfolio did not pay any administrative fees to its administrator (SIFE) for the fiscal years ended 12/31/01 and 12/31/00.

                                                                           NINE-MONTH PERIOD
                                                   YEAR ENDED 09/30/03       ENDED 9/30/02
                                                       FUNDS MGMT          FUNDS MGMT/SIFE
                                                 ---------------------- ----------------------
                           FUND                         FEES PAID              FEES PAID
            ------------------------------------ ---------------------- ----------------------
            SIFE Specialized Financial Services       $ 1,640,988             $  733,005

Former Montgomery Funds. As discussed in the "Historical Fund Information" section, the Wells Fargo Montgomery Funds were created as part of the reorganization of certain portfolios of Montgomery into certain Funds of the Trust, which occurred on June 9, 2003. Prior to the reorganization, MAM served as administrator to the predecessor portfolios of the Wells Fargo Montgomery Funds. Therefore, the table below shows the administrative fees paid by either the Wells Fargo Montgomery Funds or their predecessor portfolios. For the periods indicated below, the Wells Fargo Montgomery Funds paid the following administrative fees and the respective administrator waived the indicated amounts:

                           THREE-MONTH
                          PERIOD ENDED
                             9/30/03        6/9/03 - 6/30/03     7/1/02 - 6/8/03      YEAR ENDED 6/30/02    YEAR ENDED 6/30/01
         FUND               FUNDS MGMT         FUNDS MGMT              MAM                   MAM                    MAM
-------------------------------------------------------------------------------------------------------------------------------
Montgomery Emerging       $    112,882       $     10,062         $      7,554            $      7,366         $      4,706
 Markets Focus
 Montgomery               $     30,099       $      5,920         $     25,992            $     32,853         $     53,879
Institutional Emerging
 Markets
Montgomery Mid Cap        $     77,685       $      6,644         $     47,502            $     87,341         $    134,767
 Growth
Montgomery Small Cap      $     47,381       $      5,687         $     22,564            $     44,244         $     71,705

DISTRIBUTOR

        Stephens Inc. ("Stephens," or the "Distributor"), located at 111 Center Street, Little Rock, Arkansas 72201, serves as distributor for the Funds. The Funds that offer Class B and Class C shares have adopted a distribution plan (a "Plan") under Section 12(b) under the 1940 Act and Rule 12b-1 thereunder (the "Rule") for their Class B and Class C shares. The Plan was adopted by the Board, including a majority of the Trustees who were not "interested persons" (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").

        Under the Plan and pursuant to the related Distribution Agreement, the Class B and Class C shares of the Funds pay Stephens, on a monthly basis, an annual fee of 0.75% of the average daily net assets attributable to each class as compensation for distribution-related services or as reimbursement for distribution-related expenses.

        The actual fee payable to the Distributor by the Funds and classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

        Stephens has entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, Stephens has assigned certain amounts that it is entitled to receive pursuant to the Distribution Plan to the third party lender, as reimbursement and consideration for these payments.

        For the fiscal year ended September 30, 2003, the Funds listed below paid to Stephens, pursuant to the Plan, the following fees for distribution related expenses:

                                DISTRIBUTION FEES

                                                  PRINTING,
                                                  MAILING &      COMPENSATION TO      COMP. TO       OTHER
         FUND          TOTAL      ADVERTISING    PROSPECTUS        UNDERWRITERS        BR/DLRS     (Explain)
-------------------------------------------------------------------------------------------------------------
DIVERSIFIED EQUITY
   Class B           $  671,620   $        0     $        0        $        0        $        0    $  671,620
   Class C           $   59,678   $        0     $        0        $   33,200        $   26,478    $        0

EQUITY INCOME
   Class B           $  691,039   $        0     $        0        $        0        $        0    $  691,039
   Class C           $   66,768   $        0     $        0        $   40,115        $   26,653    $        0

EQUITY INDEX
   Class B           $  352,035   $        0     $        0        $        0        $        0    $  352,035

GROWTH
   Class B           $  116,877   $        0     $        0        $        0        $        0    $  116,877

GROWTH EQUITY
   Class B           $  104,717   $        0     $        0        $        0        $        0    $  104,717
   Class C           $   17,771   $        0     $        0        $   16,134        $    1,637    $        0

INTERNATIONAL EQUITY
   Class B           $  204,654   $        0     $        0        $        0        $        0    $  204,654
   Class C           $   17,400   $        0     $        0        $    8,713        $    8,687    $        0

LARGE CAP APPRECIATION
   Class B           $    9,313   $        0     $        0        $        0        $        0    $    9,313
   Class C           $    2,397   $        0     $        0        $    2,212        $      185    $        0

LARGE CAP VALUE FUND
   Class B           $       16   $        0     $        0        $        0        $        0    $       16
   Class C           $        8   $        0     $        0        $        0        $        8    $        0

LARGE COMPANY GROWTH
   Class B           $1,772,331   $        0     $        0        $        0        $        0    $1,772,331
   Class C           $  252,143   $        0     $        0        $  135,626        $  116,517    $        0

MONTGOMERY EMERGING MARKETS FOCUS FUND*
   Class B           $      259   $        0     $        0        $        0        $        0    $      259
   Class C           $      408   $        0     $        0        $      374        $       34    $        0

MONTGOMERY MID CAP GROWTH FUND*
   Class B           $    9,393   $        0     $        0        $        0        $        0    $    9,393
   Class C           $    1,014   $        0     $        0        $      668        $      346    $        0

                                                  PRINTING,
                                                  MAILING &      COMPENSATION TO      COMP. TO       OTHER
         FUND          TOTAL      ADVERTISING    PROSPECTUS        UNDERWRITERS        BR/DLRS     (Explain)
-------------------------------------------------------------------------------------------------------------
MONTGOMERY SMALL CAP FUND*
   Class B           $      175   $        0     $        0        $        0        $        0    $      175
   Class C           $       72   $        0     $        0        $       42        $       30    $        0

SIFE SPECIALIZED FINANCIAL SERVICES
   Class B           $  155,473   $        0     $        0        $        0        $        0    $  155,473
   Class C           $   13,499   $        0     $        0        $   13,499        $        0    $        0

SMALL CAP GROWTH
   Class B           $  207,806   $        0     $        0        $        0        $        0    $  207,806
   Class C           $   64,575   $        0     $        0        $   38,961        $   25,614    $        0

SMALL COMPANY VALUE
   Class B           $   42,787   $        0     $        0        $        0        $        0    $   42,787
   Class C           $    4,837   $        0     $        0        $      140        $    4,697    $        0

SPECIALIZED HEALTH SCIENCES
   Class B           $  120,355   $        0     $        0        $        0        $        0    $  120,355
   Class C           $   16,083   $        0     $        0        $   12,708        $    3,375    $        0

SPECIALIZED TECHNOLOGY
   Class B           $  189,746   $        0     $        0        $        0        $        0    $  189,746
   Class C           $   41,122   $        0     $        0        $   34,672        $    6,450    $        0

* The Fund changed its fiscal year from June 30 to September 30, and therefore the amounts indicate fees paid from July 1, 2003 through September 30, 2003.

        The fiscal year-end for the predecessor portfolios of the Wells Fargo Montgomery Funds was June 30, 2003. For the period of June 9, 2003 through June 30, 2003, Stephens served as distributor to the Funds. Prior to June 9, 2003, Funds Distributor, Inc. ("Funds Distributor") served as the distributor to the predecessor portfolios of these Funds. For the year ended June 30, 2003, the Funds paid the following distribution-related expenses:

                             FUND                    COMPENSATION TO BROKER-DEALERS
        ----------------------------------------------------------------------------
        Montgomery Emerging Markets Focus                    $      328
        Montgomery Institutional Emerging Markets            $        0
        Montgomery Mid Cap Growth                            $    2,311
        Montgomery Small Cap                                 $    2,010

        Prior to June 9, 2003, the predecessor portfolios of the Wells Fargo Montgomery Funds used their 12b-1 Plan expenses to compensate broker-dealers who sold the Funds. None of the Funds' 12b-1 Plan expenses were used towards advertising, printing/mailing of prospectuses to other than current shareholders of the Funds, compensation to underwriters, compensation to sales personnel, interest, carrying or other financing charges.

        General. The Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of a Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days' written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

        The Plan provides that the Treasurer of Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such Non-Interested Trustees.

        Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Funds' shares pursuant to selling agreements with Stephens authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Board has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.

SHAREHOLDER SERVICING AGENT

        The Funds have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing investor services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Fund as indicated below on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Fund shall not be obligated to make any payments under such plans or related agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

                           FUND                         FEE
           ----------------------------------------------------
           Diversified Equity
                Class A                                0.25%
                Class B                                0.25%
                Class C                                0.25%
                Institutional Class                     N/A

           Diversified Small Cap
                Institutional Class                    0.10%

           Equity Income
                Class A                                0.25%
                Class B                                0.25%
                Class C                                0.25%
                Institutional Class                     N/A

                           FUND                         FEE
           ----------------------------------------------------
           Equity Index
                Class A                                0.25%
                Class B                                0.25%

           Growth
                Class A                                0.25%
                Class B                                0.25%
                Institutional Class                     N/A

           Growth Equity
                Class A                                0.25%
                Class B                                0.25%
                Class C                                0.25%
                Institutional Class                     N/A

           Index
                Institutional Class                     N/A

           International Equity
                Class A                                0.25%
                Class B                                0.25%
                Class C                                0.25%
                Institutional Class                     N/A

           Large Cap Appreciation
                Class A                                0.25%
                Class B                                0.25%
                Class C                                0.25%
                Institutional Class                     N/A

           Large Cap Value
                Class A                                0.25%
                Class B                                0.25%
                Class C                                0.25%
                Institutional                           N/A

           Large Company Growth
                Class A                                0.25%
                Class B                                0.25%
                Class C                                0.25%
                Institutional Class                     N/A

           Montgomery Emerging Markets Focus
                Class A                                0.25%
                Class B                                0.25%
                Class C                                0.25%
                Institutional Class                     N/A

           Montgomery Institutional Emerging
            Markets
                Select Class                            N/A

           Montgomery Mid Cap Growth
                Class A                                0.25%
                Class B                                0.25%
                Class C                                0.25%

           Montgomery Small Cap
                Class A                                0.25%
                Class B                                0.25%
                Class C                                0.25%
                Institutional Class                    0.10%

           SIFE Specialized Financial Services
                Class A                                0.25%
                Class B                                0.25%
                Class C                                0.25%

                           FUND                        FEE
           ----------------------------------------------------
           Small Cap Growth
                Class A                                0.25%
                Class B                                0.25%
                Class C                                0.25%
                Institutional Class                    0.10%

           Small Cap Opportunities
                Institutional Class                    0.10%

           Small Company Growth
                Class A                                0.25%
                Class B                                0.25%
                Class C                                0.25%
                Institutional Class                    0.10%

           Small Company Value
                Class A                                0.25%
                Class B                                0.25%
                Class C                                0.25%
                Institutional Class                    0.10%

           Specialized Health Sciences
                Class A                                0.25%
                Class B                                0.25%
                Class C                                0.25%

           Specialized Technology
                Class A                                0.25%
                Class B                                0.25%
                Class C                                0.25%

        General. The Shareholder Servicing Plan will continue in effect from year to year if such continuance is approved by a majority vote of the Trustees and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

        The Shareholder Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Shareholder Servicing Plan.

CUSTODIAN

        Wells Fargo Bank, located at 6th and Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive an annual fee at the rate of 0.02% of the average daily net assets of each Fund, except for the gateway funds, International Equity Fund, Montgomery Emerging Markets Focus Fund, Montgomery Institutional Emerging Markets Fund, Specialized Health Sciences Fund and Specialized Technology Fund. The gateway funds are not charged a custody fee at the gateway level, provided that they remain gateway funds and Wells Fargo Bank receives custodial fees from the Master Trust portfolios. For its services as Custodian, Wells Fargo Bank is entitled to receive an annual fee at the rate of 0.10% of the average daily net assets of the International Equity Fund, 0.25% of the average daily net assets of the Montgomery Emerging

Markets Focus Fund and Montgomery Institutional Emerging Markets Fund; and 0.07% of the average daily net assets of the Specialized Health Sciences Fund and Specialized Technology Fund.

FUND ACCOUNTANT

        Effective the first quarter of 2003, PFPC, Inc. ("PFPC"), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant for the Funds. For its services as fund accountant, PFPC is entitled to receive an annual asset based Fund Complex fee, as listed in the chart below:

            AVERAGE FUND COMPLEX DAILY NET ASSETS    ANNUAL ASSET BASED FEES
           --------------------------------------------------------------------
                       $0-85 billion                         0.0057%
                       >$85 billion                          0.0025%

        Each Fund's share of the annual asset based Fund Complex fee will be based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex (excluding the Wells Fargo Master Trust portfolios). PFPC also will be entitled to receive an annual fee of $20,000 from each Fund. Finally, PFPC will be entitled to receive certain out-of-pocket expenses.

        Prior to PFPC, Forum Accounting Services, LLC ("Forum Accounting") served as fund accountant for the Funds, except for the Large Cap Value and the Wells Fargo Montgomery Funds. For its services as fund accountant, Forum Accounting received a monthly base fee per Fund ranging from $2,000 for gateway funds up to $5,833 for Funds with significant holdings in asset-backed securities. In addition, each Fund paid a monthly fee of $1,000 for each additional class beyond the first, and Forum Accounting was also entitled to receive a fee equal to 0.0025% of the average daily net assets of each Fund (excluding the net assets invested in master portfolios of Master Trust which paid Forum Accounting a similar fee).

TRANSFER AND DIVIDEND DISBURSING AGENT

        Boston Financial Data Services, Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and dividend disbursing agent for the Funds. For providing such services, BFDS is entitled to receive fees from the Administrator.

UNDERWRITING COMMISSIONS

        Stephens serves as the principal underwriter distributing securities of the Funds on a continuous basis. For the periods listed below, the aggregate dollar amount of underwriting commissions paid to Stephens by the Funds and the amounts retained by Stephens are as follows:

                   YEAR ENDED                      YEAR ENDED                          YEAR ENDED
                    9/30/03*                         9/30/02                            9/30/01
        ---------------------------------------------------------------------------------------------------
              PAID          RETAINED          PAID            RETAINED           PAID          RETAINED
        ---------------------------------------------------------------------------------------------------
          $ 1,189,589      $ 235,808      $ 5,144,052       $  292,472       $  7,580,365     $  719,187

        ----------
        * Amounts include fees paid by the Wells Fargo Montgomery Funds for the period from July 1, 2003 through September 30, 2003.

        Prior to June 9, 2003, Funds Distributor served as the principal underwriter for the predecessor portfolios of the Wells Fargo Montgomery Funds. For the period from July 1, 2002 through June 9, 2003, and for the years ended June 30, 2002 and June 30, 2001, the predecessor portfolios of the Wells Fargo Montgomery Funds did not pay any underwriting commissions.

        For the period from June 9, 2003 through June 30, 2003, the aggregate dollar amount of underwriting commissions paid to Stephens by the Wells Fargo Montgomery Funds was $1,289 and the amounts retained by Stephens was $164.14.

CODE OF ETHICS

        The Fund Complex, the Adviser and the Sub-Advisers each have adopted a code of ethics which contains policies on personal securities transactions by "access persons." These policies comply with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. For purposes of a code of ethics, an access person means (i) a director, trustee or officer of a fund or adviser; (ii) any employee of a fund or investment adviser (or any company in a control relationship to a fund or investment adviser) who, in connection makes, participates in, or obtains information about the purchase or sale of securities by a fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to a fund or investment adviser who obtains information concerning recommendations made to a fund regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions under Rule 17j-1. The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, Adviser and the Sub-Advisers are on public file with, and are available from, the SEC.

                            PERFORMANCE CALCULATIONS

        The Funds may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

        In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund ratings services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

        Performance information for a Fund may be useful in reviewing the performance of such Fund or class of shares and for providing a basis for comparison with investment alternatives. The performance of a Fund, however, may not be comparable to the performance from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate performance.

        Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Funds. Annual and Semi-Annual Reports for the Funds may contain additional performance information, and are available free of charge upon request.

AVERAGE ANNUAL TOTAL RETURN:

        The Funds may advertise certain total return information. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)[POWER OF n]=ERV. Average annual total return information for the Funds, except the Montgomery Emerging Markets Focus Fund, the Montgomery Institutional Emerging Markets Fund, the Montgomery Mid Cap Growth Fund and the Montgomery Small Cap Fund, for the fiscal year ended September 30, 2002 is incorporated by reference to the Funds' Annual Report. Average annual total return information for the Montgomery Emerging Markets Focus Fund, the Montgomery Institutional Emerging Markets Fund, the Montgomery Mid Cap Growth Fund and the Montgomery Small Cap Fund for the fiscal year ended June 30, 2003 is incorporated by reference to the Annual Report for these Funds.

        Average Annual Total Return (After Taxes on Distributions). As and to the extent required by the SEC, a Fund's average annual total returns (after taxes on distributions) ("T") is computed by using the redeemable value at the end of a specified period, after deducting taxes on Fund distributions but without redemption of Fund shares ("ATV[BASE OF D]") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)[POWER OF n]=ATV[BASE OF D].

        Average Annual Total Return (After Taxes on Distributions and Redemption). As and to the extent required by a SEC, a Fund's average annual total returns (after taxes on distributions and redemption) ("T") is computed by using the redeemable value at the end of a specified period, after deducting taxes on Fund distributions and redemption of Fund shares ("ATV[BASE OF DR]"), of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)[POWER OF n]=ATV[BASE OF DR].

        All of the above average annual total return information, along with the before-tax average annual total returns for an appropriate broad-based index, for the calendar year ended December 31, 2003 is presented in the Prospectuses.

        From time to time and only to the extent the comparison is appropriate for a Fund or a class of shares, the Trust may quote the performance or price-earnings ratio of a Fund or a class of a Fund in advertising and other types of literature as compared to the performance of managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities, or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria.

        Any such comparisons may be useful to investors who wish to compare past performance of the Funds or a class of shares with that of competitors. Of course, past performance cannot be a guarantee of future results. The Trust also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker-dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

        The Trust also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for each class of shares of a Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in each class of shares of a Fund; (ii) other government statistics; (iii) the effect of tax-deferred compounding on the investment returns of each class of shares of a Fund or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in each class of shares of the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the historical performance or current or potential value of each class of shares of a Fund with respect to the particular industry or sector.

        In addition, the Trust also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Trust also may include in advertising and other types of literature information and other data from reports and studies including information regarding federal and state tax levels and the related "Tax Freedom Day."

        The Trust also may discuss in advertising and other types of literature that a Fund has been assigned a rating by an NRSRO, such as Standard Poor's Corporation. Such rating would assess the creditworthiness of the investments held by a Fund. The assigned rating would not be a recommendation to purchase, sell or hold a Fund's shares since the rating would not comment on the market price of a Fund's shares or the suitability of a Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to a Fund or its investments. The Trust may compare the performance of each class of shares of a Fund with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare each class's past performance with other rated investments.

        From time to time, a Fund may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Trust, provides various services to its customers that are also shareholders of the Funds. These services may include access to the Trust account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Wells Fargo Funds Trust account statements."

        The Trust also may disclose in advertising and other types of sales literature the assets and categories of assets under management by the Trust's Adviser and the total amount of assets and mutual fund assets managed by Funds Management. As of September 30, 2003, Funds Management managed over $72 billion in assets.

        The Trust may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an online application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Trust may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                        DETERMINATION OF NET ASSET VALUE

        The NAV per share for each Fund is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Funds' shares.

        Each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange ("closing price"), and if there is no sale, based on the latest bid quotations. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at The Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. A Fund is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value such that a market quotation is not "readily available." The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or the latest bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market quotation is readily available and, if not, what fair value to assign to the security. In light of the judgment involved in fair valuation decisions, there can be no assurance that a fair value assigned to a particular security is accurate.

        The International Equity, Montgomery Emerging Markets Focus, Montgomery Institutional Emerging Markets, Specialized Health Sciences and Specialized Technology Funds use an independent service provider to review U.S. market moves after the close of foreign markets and assist with the decision whether to substitute fair values for foreign security market prices. This service provider applies a multi-factor methodology, which uses factors such as ADRs, sector indices and futures, to each foreign portfolio security as part of this process.

        Money market instruments and debt instruments maturing in 60 days or less are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices for fixed-income and other securities may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

        For the Funds that invest directly in foreign securities, portfolio securities are generally valued on the basis of quotations from the primary market in which they are traded. However, if, in the judgment of the Board, a security's value has been materially affected by events occurring after the close of the exchange or the market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board believes accurately reflects fair value. A security's valuation may differ depending on the method used to determine its value.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

        Shares of the Funds may be purchased on any day a Fund is open for business. Each Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

        Purchase orders for a Fund received before such Fund's NAV calculation time, generally are processed at such time on that Business Day. Purchase Orders received after a Fund's NAV calculation time generally are processed at such Fund's NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Funds will close early. On these days, the NAV calculation time and the dividend, purchase and redemption cut-off times for the Funds may be earlier than their stated NAV calculation time described above.

        Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment, please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

        The Funds reserve the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Trust also may redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust's responsibilities under the 1940 Act. In addition, the Trust may redeem shares involuntarily to reimburse a Fund for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectuses.

            THE DEALER REALLOWANCE FOR CLASS A SHARES IS AS FOLLOWS:

                                      FRONT-END SALES      FRONT-END SALES           DEALER
                                        CHARGE AS%           CHARGE AS %          REALLOWANCE
            AMOUNT OF PURCHASE           OF PUBLIC          OF NET AMOUNT        AS % OF PUBLIC
                                      OFFERING PRICE           INVESTED          OFFERING PRICE
        ----------------------------------------------------------------------------------------
        Less than $50,000                  5.75%                6.10%                5.00%

        $50,000 to $99,999                 4.75%                4.99%                4.00%

        $100,000 to $249,999               3.75%                3.90%                3.00%

        $250,000 to $499,999               2.75%                2.83%                2.25%

        $500,000 to $999,999               2.00%                2.04%                1.75%

        $1,000,000 and over/1/             0.00%                0.00%                1.00%

        /1/ We will assess Class A shares purchases of $1,000,000 or more a 1.00% contingent deferred sales charge ("CDSC") if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. The CDSC percentage you pay on Class A shares purchased prior to February 1, 2004, is applied to the lower of the NAV of the shares on the date of original purchase or the NAV on the date of redemption. For shares purchased on or after February 1, 2004, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

        Purchases and Redemptions for Existing Wells Fargo Funds Account Holders Via the Internet. Class A, Class B and Class C shareholders with an existing Wells Fargo Funds account may purchase additional shares of classes of Funds that they already own, and redeem existing shares, via the Internet. For purchases, such account holders must have a bank account linked to their Wells Fargo Funds account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder's address of record. We expect that in the future, Internet account access will be available for institutional clients of the Wells Fargo Funds. Shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com for further details.

        Purchases and Redemptions Through Brokers and/or Their Affiliates. A broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectuses in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker's authorized designee, receives the order, and such orders will be priced at the Fund's NAV next calculated after they are received by the authorized broker or the broker's designee.

        Reduced Sales Charges for Former Norwest Advantage Fund Class B Shareholders. No CDSC is imposed on redemptions of Class B shares of a former Norwest Advantage Fund purchased prior to October 1, 1999, to effect a distribution (other than a lump sum distribution) from an IRA, Keogh plan or
Section 403(b) custodial account or from a qualified retirement plan.

        Reduced Sales Charges for Affiliated Funds. Any affiliated fund that invests in a Wells Fargo equity fund may purchase Class A shares of such fund at NAV.

        Reduced Sales Charges for Employees of the Transfer Agent. Employees of BFDS, transfer agent for the Trust, may purchase Class A shares at NAV.

        Temporary Waiver of Sales Charges for Certain Purchases. Through April 30, 2004, no front-end sales charge will be imposed on any purchase of shares of Wells Fargo WealthBuilder Portfolios or Class A shares of any other Wells Fargo Fund if: (i) such purchase is made with the proceeds of a redemption from any mutual fund that is not in the Wells Fargo Funds family within 120 days from the date of the redemption; and (ii) an initial or contingent deferred sales charge was paid on the prior investment in such mutual fund. Investors will be required to provide appropriate proof of eligibility for this sales charge waiver. Not all selling agents are participating in this program. If you intend to purchase shares through a selling agent, please consult your selling agent to determine their participation in this program.

        Reduced Sales Charges for Certain Holders of Class C Shares. No CDSC is imposed on redemptions of Class C shares where a fund did not pay a sales commission at the time of purchase.

        Reduced Sales Charges for Certain Former Fiduciary Accounts. Certain former fiduciary accounts that were previously invested in a Wells Fargo Fund may use the proceeds to of the redemption from such Fund to purchase Class A shares of any Wells Fargo Fund at NAV. Shareholders may be required to provide appropriate proof of eligibility for this sales charge reduction.

                             PORTFOLIO TRANSACTIONS

        The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust's Board and the supervision of the Adviser, the Funds' Sub-Advisers are responsible for the Funds' portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of each Sub-Adviser to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer's risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While each Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

        Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, Stephens or affiliated broker-dealers. In the over-the-counter market, securities are generally traded on a "net" basis with broker-dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

        In placing orders for portfolio securities of a Fund, each Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that a Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, Funds Management oversees each Sub-Adviser's trade execution procedures to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

        Each Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, a Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. A Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, a Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by each Sub-Adviser under the advisory contracts, and the expenses of each Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which a Sub-Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.

        Portfolio Turnover. The portfolio turnover rate is not a limiting factor when a Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Fund's portfolio securities. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also result in adverse tax consequences to a Fund's shareholders. Portfolio turnover rate is not a limiting factor when Funds Management deems portfolio changes appropriate.

        The portfolio turnover rates for the SIFE Specialized Financial Services Fund varied significantly over the past two fiscal years. The variation in the rate for the SIFE Specialized Financial Services Fund was primarily due to its reorganization with the SIFE Trust Fund. The Fund does not expect to maintain a high portfolio turnover rate under normal circumstances.

        Brokerage Commissions. For the periods listed below, the Funds listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:

                                TOTAL COMMISSIONS

                 FUND                      YEAR-ENDED         YEAR-ENDED          YEAR ENDED
                                             9/30/03            9/30/02            9/30/01
        Equity Index                       $     5,591        $    23,031        $    41,554
        Growth                             $   381,932        $   781,827        $   571,618
        International Equity               $   931,561        $   251,855        $   281,975
        Large Cap Appreciation             $   356,841        $   267,582                N/A
        Large Cap Value*                   $   238,732                N/A                N/A
        Large Company Growth               $ 1,857,480        $ 1,776,440                N/A

        Montgomery Emerging Markets        $   389,215                N/A                N/A
         Focus**
        Montgomery Institutional           $   102,178                N/A                N/A
         Emerging Markets**
        Montgomery Mid Cap Growth**        $   150,226                N/A                N/A
        Montgomery Small Cap**             $   141,981                N/A                N/A
        Small Cap Growth                   $ 1,965,513        $ 5,028,008        $ 1,245,634
        Small Cap Opportunities            $ 2,508,113        $ 1,253,748        $   950,000
        Small Company Growth               $ 5,699,267                N/A                N/A
        Small Company Value                $ 1,333,379                N/A                N/A
        SIFE Specialized Financial         $ 4,934,241        $ 3,273,054                N/A
         Services
        Specialized Health Sciences        $   144,266        $   160,108        $    37,000
        Specialized Technology             $   899,950        $   766,088        $   463,000

*  The Fund commenced operations on August 29, 2003.
** Amounts indicate fees paid from July 1, 2003 through September 30, 2003.

        For the past three fiscal years ended June 30, the predecessor portfolios of the Funds listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:

                                              PERIOD ENDED
                      FUND                      6/30/03*         YEAR ENDED 6/30/02   YEAR ENDED 6/30/01
         -------------------------------------------------------------------------------------------------
         Montgomery Emerging Markets           $ 209,089              $  82,448          $    77,614
          Focus

         Montgomery Institutional              $ 165,481              $ 661,134          $ 1,013,701
          Emerging Markets

         Montgomery Mid Cap Growth             $ 164,268              $ 197,593          $   266,471

         Montgomery Small Cap                  $ 177,765              $ 125,914          $   142,193

        * Amounts indicate fees paid from January 1, 2003 through June 30, 2003.

        For the fiscal year ended September 30, 2003, the Sub-Advisers listed below directed brokerage transactions to a broker for research services provided, and paid the following commissions based on the stated total amount of transactions.

                    SUB-ADVISER              COMMISSIONS PAID       TRANSACTIONS VALUE
            -----------------------------   ------------------     --------------------
            Cadence                            $    20,812           $    19,748,718
            RCM                                $   297,363           $   300,478,384
            Peregrine                          $   590,476           $   244,357,816
            Schroder                           $   259,998           $   107,415,520
            Systematic                         $     1,028           $       659,047
            Wells Capital Management*          $ 1,337,028           $ 2,215,486,671

            ----------
            * Includes all transactions executed for the Wells Fargo Funds complex, including Wells Fargo Variable Trust and Master Trust. Also includes amounts paid by the Wells Fargo Montgomery Funds for the period from July 1, 2003 through September 30, 2003.

        None of the other Sub-Advisers participate in such directed brokerage practices.

        The Funds listed below paid the following aggregate dollar amount of brokerage commissions to the following affiliated brokers for the fiscal year ended September 30, 2003:

        Fund                             Broker                 Commissions               Relationship
-----------------------        -------------------------       ---------------       -----------------------
Large Cap Appreciation          Wells Van Kasper                 $     200             Affiliate of the Fund
Small Cap Opportunities         Stephens Inc.                    $  18,255             Affiliate of the Fund
                                Wells Fargo Securities           $  15,357             Affiliate of the Fund

        For each of the brokers listed in the chart above, the percent of aggregate commissions paid by the respective Fund to such broker and the percent of aggregate transactions involving the payment of commissions that were effected through such broker are listed below:

        Fund                             Broker                 % Aggr. Comm.         % Aggr. Transactions
-----------------------        -------------------------       ---------------       -----------------------
Large Cap Appreciation          Wells Van Kasper                   0.06%                    0.001%
Small Cap Opportunities         Stephens Inc.                      0.73%                     0.72%
                                Wells Fargo Securities             0.61%                     0.34%

        For the periods shown below, the Wells Fargo Montgomery Funds and their predecessor portfolios paid the following commissions based on the total amount of brokerage transactions directed to a broker for research services provided to such Funds:

                                       1/1/03 - 6/30/03
            -----------------------------------------------------------------------
              ADVISER/SUB-ADVISER         COMMISSIONS PAID      TRANSACTIONS VALUE
            --------------------------- ---------------------- --------------------
             Wells Capital Management         $ 216,080            $ 101,178,687

        Securities of Regular Broker-Dealers. As of September 30, 2003, the following Funds held securities of their regular broker-dealers as indicated in the amounts shown:

                      FUND                                BROKER DEALER                   AMOUNT
         -----------------------------------   ----------------------------------       ----------
         Equity Index                                Bear Stearns & Co., Inc.            $    261
                                                       Charles Schwab Corp.              $    388
                                                   J.P. Morgan Securities, Inc.          $    163
                                                       Goldman Sachs & Co.               $  1,286
                                                           Merrill Lynch                 $  1,225
                                                       Lehman Brothers, Inc.             $    561

         SIFE Specialized Financial Services     Banc of America Securities, LLC         $ 26,830
                                                     Bear Stearns & Co., Inc.            $ 13,842
                                                        Lehman Brothers, Inc.            $ 15,662
                                                           Merrill Lynch                 $  5,310
                                                   J.P. Morgan Securities, Inc.          $  9,998
                                                       Wachovia Corporation              $ 13,332

         Small Cap Growth                              Jeffries Group, Inc.              $  1,041
                                                      Raymond James Financial            $  1,140

        For the fiscal year ended June 30, 2003, the predecessor portfolios of the Montgomery Emerging Markets Focus Fund, the Montgomery Institutional Emerging Markets Fund, the Montgomery

Mid Cap Growth Fund and the Montgomery Small Cap Fund did not hold securities of any of their regular broker-dealers.

                                  FUND EXPENSES

        From time to time, Funds Management may waive fees from a Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance.

        Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to a Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the funds of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust's Board deems equitable.

                              FEDERAL INCOME TAXES

        The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Taxes." The Prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code (the "Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

        A shareholder's tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or IRAs), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

        The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

        Qualification as a Regulated Investment Company. The Trust intends to continue to qualify each Fund as a "regulated investment company" under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund's shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, rather than to the Trust as a whole. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

        In order to qualify as a regulated investment company under the Code, each Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). Pursuant to future regulations, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains which are directly related to a Fund's principal business of investing in stock or securities. Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or in two or more issuers the Fund controls and which are engaged in the same or similar trades or businesses. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

        In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, as well as 90% of its net tax-exempt income earned in each taxable year. A Fund generally will not be subject to federal income tax on the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

        If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, such Fund would be taxed in the same manner as an ordinary corporation without any deduction for distributions to shareholders, and all distributions from the Fund's earnings and profits (including any distributions of net tax-exempt income and net long-term capital gains) to its shareholders would be taxable as ordinary income. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

        Equalization Accounting. Under the Code, the Funds may use the so-called "equalization method" of accounting to allocate a portion of their "earnings and profits," which generally equals a Fund's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds, and thus the use of this method may be subject to IRS scrutiny.

        Capital Loss Carry-Forwards. A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses.

        Excise Tax. A 4% nondeductible excise tax will be imposed on each Fund's net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12 month period ending on October 31, and all of its ordinary income and capital gains from previous years that were not distributed during such years. Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.

        Investment through Master Portfolios. Some of the Funds seek to continue to qualify as regulated investment companies by investing their assets through one or more master portfolios. Each master portfolio will be treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in the corresponding master portfolio, as disregarded from the Fund) for federal income tax purposes rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a master portfolio will be deemed to have been realized (i.e., "passed-through") to its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the master portfolio. Each investor in a master portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular master portfolio, the Code and Treasury Regulations, in determining such investor's federal income tax liability. Therefore, to the extent that a master portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the master portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, each master portfolio's assets, income and distributions will be managed in such a way that an investor in a master portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the master portfolio.

        Taxation of Fund Investments. In general, if a Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

        If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount ("OID"), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold.

        If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

        Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed "Section 1256 contracts." A Fund will be required to "mark to market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market rule and the "60%/40%" rule.

        Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds a Fund's investment

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

company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

        Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income of long-term capital gain, may be increased or decreased substantially as compared to if a Fund had not engaged in such transactions.

        If a Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund's holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund's holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

        The amount of long-term capital gain a Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

        "Passive foreign investment corporations" ("PFICs") are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If a Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and IRS interest charges on "excess distributions" received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

        A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Fund may incur the tax and interest charges described above in some instances.

        Rules governing the federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be jeopardized. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

        In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

        Taxation of Distributions. For federal income tax purposes, a Fund's earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated pro rata over the entire year. All distributions paid out of a Fund's earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported on each shareholder's federal income tax return. Distributions in excess of a Fund's earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in his or her Fund shares and then capital gain. A Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

        Distributions designated by a Fund as a capital gain distribution will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Each Fund will designate capital gains distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

        Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. Government if the Fund meets the state's minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

        Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange. Under certain circumstances, an individual shareholder receiving qualified dividend income from a Fund, explained further below, may be required to treat a loss on the sale or exchange of Fund shares as a long-term capital loss.

        If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be included in the tax basis of the purchased shares.

        If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

        Foreign Taxes. Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. Only the International Equity Fund may qualify for and make the election; however, even if the International Equity Fund qualifies for the election for a year, it may not make the election for such year. The International Equity Fund will notify each shareholder within 60 days after the close of the Fund's taxable year whether it has elected for the foreign taxes paid by the Fund to "pass-through" for that year.

        Even if the International Equity Fund qualifies for the election, foreign income and similar taxes will only pass-through to the Fund's shareholder if certain holding period requirements are met. Specifically, (i) the shareholder must have held the Fund shares for at least 16 days during the 30-day period beginning 15 days prior to the date upon which the shareholder became entitled to receive Fund distributions corresponding with the pass-through of such foreign taxes paid by the Fund, and (ii) with respect to dividends received by the Fund on foreign shares giving rise to such foreign taxes, the Fund must have held the shares for at least 16 days during the 30-day period beginning 15 days prior to the date upon which the Fund became entitled to the dividend. These holding periods increase for certain dividends on preferred stock. The International Equity Fund may choose not to make the election if the Fund has not satisfied its holding requirement.

        If the International Equity Fund makes the election, the Fund will not be permitted to claim a credit or deduction for foreign taxes paid in that year, and the Fund's dividends paid deduction will be increased

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

by the amount of foreign taxes paid that year. Fund shareholders that have satisfied the holding period requirements shall include their proportionate share of the foreign taxes paid by the International Equity Fund in their gross income and treat that amount as paid by them for the purpose of the foreign tax credit or deduction. If the shareholder claims a credit for foreign taxes paid, the credit will be limited to the extent it exceeds the shareholder's federal income tax attributable to foreign source taxable income or the amount specified in the notice mailed to that shareholder within 60 days after the close of the year. If the credit is attributable, wholly or in part, to qualified dividend income (as defined below), special rules will be used to limit the credit in a manner that reflects any resulting dividend rate differential.

        In general, an individual with $300 or less of creditable foreign taxes may elect to be exempt from the foreign source taxable income and qualified dividend income limitations if the individual has no foreign source income other than qualified passive income. This $300 threshold is increased to $600 for joint filers. A deduction for foreign taxes paid may only be claimed by shareholders that itemize their deductions.

        Federal Income Tax Rates. As of the printing of this SAI, under recently enacted tax legislation, the maximum individual federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) net capital gain realized prior to May 6, 2003 generally is 20%; and (iii) net capital gain realized on or after May 6, 2003 generally is 15%. The date on which a Fund sells or exchanges a security is the date used in determining whether any net capital gain from such sale or exchange distributed to an individual shareholder will qualify for the pre-May 6 or post-May 5 net capital gain federal income tax rate.

        Such recently enacted tax legislation also provides for a maximum individual federal income tax rate applicable to "qualified dividend income" of 15%. In general, "qualified dividend income" is income attributable to dividends received from certain domestic and foreign corporations on or after January 1, 2003, as long as certain holding period requirements are met. If 95% or more of a Fund's gross income constitutes qualified dividend income, all of its distributions will be treated as qualified dividend income in the hands of individual shareholders, as long as they meet certain holding period requirements set forth below for their Fund shares. If less than 95% of the Fund's income is attributable to qualified dividend income, then only the portion of the Fund's distributions that are attributable to and designated as such in a timely manner will be so treated in the hands of individual shareholders. A Fund will only be treated as realizing qualified dividend income to the extent it receives dividends from certain domestic and foreign corporations and the Fund has held the shares of the stock producing the dividend for at least 61 days during the 120-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend. A longer holding period applies to investments in preferred stock. (Only dividends from direct investments will qualify. Payments received by the Fund from securities lending, repurchase and other derivative transactions ordinarily will not.) Furthermore, an individual Fund shareholder can only treat a Fund distribution designated as qualified dividend income as such if he or she as held the Fund shares producing the distribution for at least 61 days during the 120-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend. No assurance can be given as to what portion, if any, of the Fund's dividend income distributed to shareholders will qualify for the reduced rate of taxation.

        The maximum corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Marginal tax rates may be higher for some shareholders to reduce or eliminate the benefit of lower marginal income tax rates. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various "sunset" provisions of laws enacted in 2001 and 2004.

        Backup Withholding. The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% ("backup withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies under penalty of perjury that the "taxpayer identification number" ("TIN"), generally the shareholder's social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Fund that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her federal income tax return, provided that the required information is furnished to the IRS. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase in future years under "sunset" provisions of law enacted in 2001.

        Tax-Deferred Plans. The shares of the Funds are available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans ("SEP-IRAs"), Savings Incentive Match Plans for Employees ("SIMPLE Plans"), Roth IRAs, and Coverdell Education Savings Accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through a tax-advantaged plan or account.

        Corporate Shareholders. Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In general, a distribution by a Fund attributable to dividends of a domestic corporation will only be eligible for the deduction if: (i) the corporate shareholder holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund holds the shares of the domestic corporation producing the dividend income in an unleveraged position for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income. A longer holding period applies to investments in preferred stock.

        Foreign Shareholders. Under the Code, distributions attributable to ordinary income, net short-term capital gain and certain other items realized by a Fund and paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or foreign corporation ("foreign shareholders") generally will be subject to a withholding tax at a flat rate of 30% or a lower treaty rate, if an income tax treaty applies, provided the Fund obtains a properly completed and signed certificate of foreign status. This tax generally is not refundable. However, if a distribution paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, the withholding tax will not apply and the distribution will be subject to the reporting and withholding requirements generally applicable to U.S. persons. In general, foreign shareholders' capital gains realized on the disposition of Fund shares and capital gains distributions are not subject to federal income tax, withholding or otherwise, provided the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) the gains or losses are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, or (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met. If the capital gains or losses are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to a income tax treaty, the reporting and withholding requirements applicable to U.S. persons generally applies. If the capital gains and losses are not effectively connected for this purpose, but the foreign shareholder exceeds the 183 day limitation, the gains will be subject to a withholding tax at a flat rate of 30% or the lower treaty rate, if an income tax treaty applies.

        If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder's death, Fund shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

        The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

        Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

                      PROXY VOTING POLICIES AND PROCEDURES

        The Trusts and Funds Management have adopted policies and procedures ("Procedures") that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders.

        The responsibility for voting proxies relating to the Funds' portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While the Funds do not purchase securities to exercise control or to seek to effect corporate change through share ownership, they support sound corporate governance practices within companies in which they invest and reflect that support through their proxy voting process.

        Funds Management has established a Proxy Voting Committee (the "Proxy Committee") that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

        The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted.

        The Procedures set forth Funds Management's general position on various proposals, such as:

        - Routine Items - Funds Management will generally vote for the ratification of auditors, uncontested director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

        - Corporate Governance - Funds Management will generally vote for charter and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification.

        - Anti-Takeover Matters - Funds Management generally will vote for proposals that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company's poison pill.

        - Mergers/Acquisitions and Corporate Restructurings - Funds Management's Proxy Committee will examine these items on a case-by-case basis.

        - Shareholder Rights - Funds Management will generally vote against proposals that may restrict shareholder rights.

        In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

        In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Funds' voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, either the Proxy Committee will instruct the proxy voting agent to vote in accordance with the recommendation the proxy voting agent makes to its clients generally, or the Trust's Board will exercise its authority to vote on the matter. In addition, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

        In order to not hinder possible economic benefits to the Funds and Fund shareholders, Funds Management will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. In addition, securities on loan will typically not be recalled to facilitate voting. However, if the Proxy Committee determines that the importance of the matter to be voted upon outweighs any potential loss of benefits or revenue, the security will be recalled for voting.

        Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 will be available annually, beginning no later than August 31, 2004, through the Funds' website at wellsfargofunds.com and on the SEC's website at http://www.sec.gov.

                                  CAPITAL STOCK

        The Funds are twenty-two of the funds in the Wells Fargo Funds Trust family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

        Most of the Trust's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors. Certain of the Trust's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a Fund represents an equal, proportionate interest in the Fund with all other shares. Shareholders bear their pro rata portion of a Fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

        With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Funds' fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an Advisory contract, since it only affects one Fund, is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

        As used in the Prospectuses and in this SAI, the term "majority" when referring to approvals to be obtained from shareholders of a class of shares of a Fund, means the vote of the lesser of (i) 67% of the shares of such class the Fund represented at a meeting if the holders of more than 50% of the outstanding shares such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or
(ii) more than 50% of the Trust's outstanding shares.

        Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

        Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to a Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to the relevant class of shares of the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund or portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

        Set forth below as of January 12, 2004 is the name, address and share ownership of each person known by the Trust to have beneficial or record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities of the Fund as a whole. The term "N/A" is used where a shareholder holds 5% or more of a class, but less than 5% of a Fund as a whole.

                       5% OWNERSHIP AS OF JANUARY 12, 2004

                                                                                      TYPE OF          PERCENTAGE
            FUND                         NAME AND ADDRESS                            OWNERSHIP          OF CLASS
----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED EQUITY

   Class A                     City of Hastings Nebraska                               Record             10.57%
                               Retirement Plan
                               C/O Great West Recordkeeper
                               8515 E Orchard Rd #2t2
                               Englewood, CO 80111-5037

   Class B                     None                                                      N/A                N/A

   Class C                     EMJAYCO                                                 Record             33.55%
                               Omnibus Account
                               P.O. Box 170910
                               Milwaukee, WI 53217-0909

   Institutional Class         Wells Fargo Bank FBO                                    Record             91.29%
                               Diversified Equity I
                               Attn:  Mutual Fund OPS
                               P.O. Box 1533
                               Minneapolis, MN 55480-1533

DIVERSIFIED SMALL CAP

 Institutional Class           Actone                                                  Record             82.63%
                               Acct # 210014363-2
                               P.O. Box 1533
                               Minneapolis, MN 55480-1533

                               Actone                                                  Record             13.21%
                               Acct # 210014362-9
                               P.O. Box 1533
                               Minneapolis, MN 55480-1533

EQUITY INCOME

   Class A                     PFPC Brokerage Services                                 Record              8.11%
                               FBO Wells Fargo
                               211 South Gulph Road
                               King of Prussia, PA 19406-3101

   Class B                     None                                                      N/A                N/A

   Class C                     EMJAYCO                                                 Record             30.56%
                               Omnibus Account
                               P.O. Box 170910
                               Milwaukee, WI 53217-0909

                                                                                      TYPE OF          PERCENTAGE
            FUND                         NAME AND ADDRESS                            OWNERSHIP          OF CLASS
----------------------------------------------------------------------------------------------------------------------
   Institutional Class         Wells Fargo Bank FBO                                    Record             45.50%
                               Income Equity I
                               Attn: Mutual Fund OPS
                               P.O. Box 1533
                               Minneapo blis, MN 55480-1533

                               Wells Fargo Bank FBO                                    Record             26.67%
                               Income Equity I
                               Attn: Mutual Fund OPS
                               P.O. Box 1533
                               Minneapolis, MN 55480-1533

                               Wells Fargo Bank MN MA FBO                              Record             24.33%
                               Income Equity I
                               Attn: Mutual Fund OPS
                               P.O. Box 1533
                               Minneapolis, MN 55480-1533

EQUITY INDEX

   Class A                     None                                                      N/A                N/A

   Class B                     None                                                      N/A                N/A

GROWTH FUND

   Class A                     PFPC Brokerage Services                                 Record             12.13%
                               FBO Wells Fargo
                               211 South Gulph Road
                               King of Prussia, PA 19406-3101

   Class B                     None                                                      N/A                N/A

   Institutional Class         Wells Fargo Bank FBO                                    Record             58.55%
                               ValuGrowth Stock Fund I
                               Attn: Mutual Fund OPS
                               P.O. Box 1533
                               Minneapolis, MN 55480-1533

                               Wells Fargo Bank FBO                                    Record             23.64%
                               ValuGrowth Stock Fund I
                               Attn: Mutual Fund OPS
                               P.O. Box 1533
                               Minneapolis, MN 55480-1533

                               Wells Fargo Bank FBO                                    Record              6.35%
                               ValuGrowth Stock Fund I
                               Attn: Mutual Fund OPS
                               P.O. Box 1533
                               Minneapolis, MN 55480-1533

                                                                                      TYPE OF          PERCENTAGE
            FUND                         NAME AND ADDRESS                            OWNERSHIP          OF CLASS
----------------------------------------------------------------------------------------------------------------------
GROWTH EQUITY FUND

   Class A                     Wells Fargo Investments LLC                             Record              5.92%
                               A/C 1397-4103
                               608 Second Avenue South
                               Minneapolis, MN 55402-1916

   Class B                     None                                                      N/A                N/A

   Class C                     EMJAYCO                                                 Record             78.44%
                               Omnibus Account
                               P.O. Box 170910
                               Milwaukee, WI 53217-0909

                               American Enterprise Investment Services                 Record              6.56%
                               FBO 890000611
                               P.O. Box 9446
                               Minneapolis, MN 55440-9446

   Institutional Class         Wells Fargo Bank FBO                                    Record             97.22%
                               Growth Equity I
                               Attn: Mutual Fund OPS
                               P.O. Box 1533
                               Minneapolis, MN 55480-1533

INDEX FUND

   Institutional Class         Wells Fargo Bank FBO                                    Record             82.00%
                               Index Fund I
                               Attn: Mutual Fund OPS
                               2100014379-7
                               P.O. Box 1533
                               Minneapolis, MN 55480-1533

                               Wells Fargo Bank FBO                                    Record             11.52%
                               Index Fund I
                               Attn: Mutual Fund OPS
                               2100014377-1
                               P.O. Box 1533
                               Minneapolis, MN 55480-1533

INTERNATIONAL EQUITY FUND

   Class A                     Charles Schwab & Co. Inc.                               Record             17.93%
                               Special Custody Account
                               Exclusively FBO the customers
                               101 Montgomery Street
                               San Francisco, CA 94104-4122

                               MLPF&S for the Sole Benefit of Its Customers            Record              6.75%
                               ATTN Mutual Fund Administration
                               4800 Deer Lake Dr E Fl 3
                               Jacksonville, FL 32246-6484

   Class B                     American Enterprise Investment Services                 Record              8.32%
                               FBO 890000611
                               P.O. Box 9446
                               Minneapolis, MN 55440-9446

   Class C                     EMJAYCO                                                 Record             40.36%
                               Omnibus Account
                               PO Box 170910
                               Milwaukee, WI 53217-0909

                               American Enterprise Investment Services                 Record             13.16%
                               FBO 890000611

                                                                                      TYPE OF          PERCENTAGE
            FUND                         NAME AND ADDRESS                            OWNERSHIP          OF CLASS
----------------------------------------------------------------------------------------------------------------------
                               P.O. Box 9446
                               Minneapolis, MN 55440-9446

   Institutional Class         Wells Fargo Bank FBO                                    Record             54.59%
                               Wells Fargo Int. Equity Fund CL I
                               Attn: Mutual Fund OPS
                               Acct. # 2244404764-9
                               P.O. Box 1533
                               Minneapolis, MN 55480-1533

                               Wells Fargo Bank FBO                                    Record             39.26%
                               Wells Fargo Int. Equity Fund CL I
                               Attn: Mutual Fund OPS
                               Acct # 2244404756-8
                               P.O. Box 1533
                               Minneapolis, MN 55480-1533

                               Wells Fargo Bank FBO                                    Record              5.58%
                               Wells Fargo Int. Equity Fund CL I
                               Attn: Mutual Fund OPS
                               Acct # 2244404752-6
                               P.O. Box 1533
                               Minneapolis, MN 55480-1533

LARGE CAP APPRECIATION FUND

   Class A                     Wells Fargo Bank West NA                                Record             33.21%
                               Various Fascorp Recordkept Plans
                               8515 E Orchard Rd 2t2
                               Greenwood Village CO 80111-5002

                               Charles Schwab & Co. Inc.                               Record              5.24%
                               Special Custody Account
                               Exclusively FBO the customers
                               101 Montgomery Street
                               San Francisco, CA 94104-4122

                               Wells Fargo Investments LLC                             Record              5.72%
                               A/C 7521-6176
                               608 Second Avenue South 8th Fl
                               Minneapolis MN 54402-1916

   Class B                     American Enterprise Investment Services                 Record             12.59%
                               FBO 890000611
                               P.O. Box 9446
                               Minneapolis, MN 55440-9446

                               Wells Fargo Investments LLC                             Record              6.96%
                               A/C 1994-8586
                               608 Second Avenue South 8th Fl
                               Minneapolis MN 54402-1916

   Class C                     American Enterprise Investment Services                 Record             34.98%
                               FBO 890000611
                               P.O. Box 9446
                               Minneapolis, MN 55440-9446

                               Wells Fargo Investments LLC                             Record             10.08%
                               A/C 1011-1953
                               608 Second Avenue South 8th Fl
                               Minneapolis MN 54402-1916

                               Wells Fargo Investments LLC                             Record              6.80%
                               A/C 7423-4078
                               608 Second Avenue South 8th Fl

                                                                                      TYPE OF          PERCENTAGE
            FUND                               NAME AND ADDRESS                      OWNERSHIP          OF CLASS
----------------------------------------------------------------------------------------------------------------------
                               Minneapolis MN 54402-1916

                               Wells Fargo Investments LLC                             Record              5.27%
                               A/C 2182-7638
                               608 Second Avenue South 8th Fl
                               Minneapolis MN 54402-1916

                               EMJAYCO                                                 Record              5.24%
                               Omnibus Account
                               PO Box 170910
                               Milwaukee, WI 53217-0909

                               Wells Fargo Investments LLC                             Record              5.15%
                               A/C 7103-4707
                               608 Second Avenue South 8th Fl
                               Minneapolis MN 54402-1916

                               Wells Fargo Investments LLC                             Record              5.10%
                               A/C 7899-6177
                               608 Second Avenue South 8th Fl
                               Minneapolis MN 54402-1916

   Institutional Class         Wells Fargo Bank Minnesota, NA                          Record             81.27%
                               Omnibus Account R/R
                               c/o Mutual Fund Processing
                               PO Box 1533
                               Minneapolis, MN 55480-1533

                               MII Life Ins                                            Record             18.61%
                               1303 Corporate Center Drive
                               Eagan, MN 55121-1204

LARGE CAP VALUE FUND

   Class A                     Wells Fargo Investments LLC                             Record              8.62%
                               A/C 4986-9478
                               608 Second Avenue South 8th Fl
                               Minneapolis, 55402-1916

                               Wells Fargo Investments LLC                             Record              6.44%
                               A/C 4555-8303
                               608 Second Avenue South 8th Fl
                               Minneapolis, 55402-1916

                               Wells Fargo Investments LLC                             Record             16.03%
                               A/C 6498-0832
                               608 Second Avenue South 8th Fl
                               Minneapolis, 55402-1916

                               Wells Fargo Investments LLC                             Record             12.58%
                               A/C 7716-0076
                               608 Second Avenue South 8th Fl
                               Minneapolis, 55402-1916

                               Wells Fargo Investments LLC                             Record              7.13%
                               A/C 6695-2652
                               608 Second Avenue South 8th Fl
                               Minneapolis, 55402-1916

   Class B                     Wells Fargo Investments LLC                             Record             16.30%
                               A/C 1212-1728
                               608 Second Avenue South 8th Fl
                               Minneapolis, 55402-1916

                               Wells Fargo Investments LLC                             Record             11.33%
                               A/C2730-2959
                               608 Second Avenue South 8th Fl

                                                                                      TYPE OF          PERCENTAGE
            FUND                               NAME AND ADDRESS                      OWNERSHIP          OF CLASS
----------------------------------------------------------------------------------------------------------------------
                               Minneapolis, 55402-1916

                               Wells Fargo Investments LLC                             Record              5.99%
                               A/C 6382-6779
                               608 Second Avenue South 8th Fl
                               Minneapolis, 55402-1916

   Class C                     Wells Fargo Funds Management LLC                        Record             24.91%
                               525 Market St 12th Fl
                               MAC A0103-121
                               San Francisco, CA 94105-2720

                               Wells Fargo Investments LLC                             Record             17.35%
                               A/C 8692-3840
                               608 Second Avenue South 8th Fl
                               Minneapolis, 55402-1916

                               Wells Fargo Investments LLC                             Record             39.03%
                               A/C11772343
                               608 Second Avenue South 8th Fl
                               Minneapolis, 55402-1916

                               Wells Fargo Investments LLC                             Record             21.61%
                               A/C 2147-2700
                               608 Second Avenue South 8th Fl
                               Minneapolis, 55402-1916

                               Wells Fargo Investments LLC                             Record              8.37%
                               A/C 5243-5285
                               608 Second Avenue South 8th Fl
                               Minneapolis, 55402-1916

                               Wells Fargo Investments LLC                             Record              6.06%
                               A/C 4373-0691
                               608 Second Avenue South 8th Fl
                               Minneapolis, 55402-1916

   Institutional Class         Wells Fargo Funds Management LLC                        Record               100%
                               525 Market St 12th Fl
                               MAC A0103-121
                               San Francisco, CA 94105-2720

LARGE COMPANY GROWTH FUND

   Class A                     Charles Schwab & Co. Inc.                               Record             21.51%
                               Special Custody Account
                               Exclusively FBO the customers
                               101 Montgomery Street
                               San Francisco, CA 94104-4122

                               State Street Corp FBO                                   Record              5.72%
                               First Data Corporation
                               12510 E Belford Ave Ste M21B5
                               Englewood CO 80112-5939

   Class B                     American Enterprise Investment Services                 Record              6.06%
                               FBO 890000611
                               P.O. Box 9446
                               Minneapolis, MN 55440-9446

   Class C                     American Enterprise Investment Services                 Record             15.76%
                               FBO 890000611
                               P.O. Box 9446
                               Minneapolis, MN 55440-9446

                               EMJAYCO                                                 Record             14.82%

                                                                                      TYPE OF          PERCENTAGE
            FUND                         NAME AND ADDRESS                            OWNERSHIP          OF CLASS
----------------------------------------------------------------------------------------------------------------------
                               Omnibus Account
                               PO Box 170910
                               Milwaukee, WI 53217-0909

                               MLPF&S for the Sole Benefit                             Record              7.65%
                               Of Its Customers
                               ATTN Service Team
                               4800 Deer Lake Dr E Fl 3
                               Jacksonville FL 32246-6484

   Institutional Class         Wells Fargo Bank FBO                                    Record             59.55%
                               Large Company Growth I
                               Attn: Mutual Fund OPS
                               Acct #2100014391-7
                               P.O. Box 1533
                               Minneapolis, MN 55480-1533

                               Wells Fargo Bank FBO                                    Record             15.46%
                               Large Company Growth I
                               Attn: Mutual Fund OPS
                               Acct #2100014389-4
                               P.O. Box 1533
                               Minneapolis, MN 55480-1533

MONTGOMERY EMERGING MARKETS FOCUS FUND

   Class A                     Charles Schwab & Co Inc                                 Record             28.74%
                               Special Custody Account Exclusively
                               FBO The Customers
                               101 Montgomery St
                               San Francisco, CA 94104-4122

   Class B                     American Enterprise Investment Services                 Record             23.91%
                               FBO 890000611
                               P.O. Box 9446
                               Minneapolis, CA 55440-9446

                               Wells Fargo Investments LLC                             Record              5.12%
                               A/C 3852-4313
                               608 Second Avenue South 8th  Fl
                               Minneapolis, MN 5544-9446

   Class C                     Bear Stearns Securities Corp                            Record              7.25%
                               FBO 653-11556-19
                               1 Metrotech Center North
                               Brooklyn, NY 11201-3870

                               American Enterprise Investment Services                 Record              8.48%
                               FBO 890000611
                               P.O. Box 9446
                               Minneapolis, MN 55402-1916

                               NFSC FEBO # Z10-097314                                  Record             11.99%
                               Richard S. Zimmerman
                               10375 Wilshire Blvd
                               Los Angeles, CA 90024-4728

                               Wells Fargo Investment LLC                              Record              8.28%
                               A/C 3200-9494
                               608 Second Avenue South 8th FL
                               Minneapolis, MN 55402-1916

                               NFSC FEBO # Z10-098655                                  Record              5.97%
                               The Samuel Firks Trust of 1975
                               Geri F Brawerman TTEE

                                                                                      TYPE OF          PERCENTAGE
            FUND                         NAME AND ADDRESS                            OWNERSHIP          OF CLASS
----------------------------------------------------------------------------------------------------------------------
                               U/A 12/29/1975
                               10375 Wilshire Blvd
                               Los Angeles, CA 90024-4728

                               NFSC FEBO # 410-067776                                  Record              5.93%
                               Richard S. Brawerma
                               FMT CO TTEE FRP MP A/C
                               10375 Wilshire Blvd
                               Los Angeles, CA 90024-4728

   Institutional Class         Charles Schwab & Co Inc                                 Record             34.72%
                               Special Custody Account Exclusively
                               FBO The Customers
                               101 Montgomery St
                               San Francisco, CA 94104-4122

MONTGOMERY INSTITUTIONAL EMERGING MARKETS FUND

   Select Class                Northern Trust Co Cust                                  Record             31.11%
                               FBO Fireman's Annuity & Benefit Fund  of Chicago
                               #51860410000
                               PO Box 92956
                               Chicago, IL 60675-2956

                               Middlesex County Retirement System                      Record             21.40%
                               ATTN Nancy B O'Neil
                               40 Thorndike St
                               New Superior Courthouse 3rd Level
                               Cambridge, MA 02141-1755

                               Asea Brown Bovari Master Trust                          Record             20.37%
                               C/O Mr. John Cutler
                               PO Box 120071
                               Stamford, CT 06912-0071

                               Alstrom Power Inc                                       Record              8.52%
                               Alstrom Master Trust
                               Member-Pension Fund/ Mr. Eric Wood
                               C/O Investment Solutions Inc
                               Westport, CT 06880-3410

                               Haverhill Retirement Board                              Record              9.38%
                               ATTN Kathleen Gallant
                               4 Summer St Rm 303
                               Haverhill, MA 01830-5843

                               The McConnell Foundation                                Record              7.86%
                               Attn Lee Salter
                               PO Box 492050
                               Redding, CA 96049-2050

MONTGOMERY MID CAP GROWTH FUND

   Class A                     Charles Schwab & Co Inc                                 Record             23.47%
                               Special Custody Account
                               Exclusively FBO The Customers
                               101 Montgomery St
                               San Francisco, CA 94104-4122

   Class B                     American  Enterprise Investment Services                Record              5.32%
                               FBO 890000611
                               P.O. Box 9446
                               Minneapolis, MN 55440-9446

   Class C                     Wells Fargo Investments, LLC                            Record              9.59%

                                                                                      TYPE OF          PERCENTAGE
            FUND                         NAME AND ADDRESS                            OWNERSHIP          OF CLASS
----------------------------------------------------------------------------------------------------------------------
                               A/C 1961-6074
                               608 Second Avenue South 8th Floor
                               Minneapolis, MN 55402-1916

                               Wells Fargo Investments, LLC                            Record              6.56%
                               A/C 8685-4926
                               608 Second Avenue South 8th Floor
                               Minneapolis, MN 55402-1916

                               Wells Fargo Investments, LLC                            Record              6.40%
                               A/C 2601-5132
                               608 Second Avenue South 8th Floor
                               Minneapolis, MN 55402-1916

MONTGOMERY SMALL CAP FUND

   Class A                     Wells Fargo Bank                                        Record             15.70%
                               FBO 13357300
                               PO Box 1533
                               Minneapolis, MN 55480-1533

                               Wells Fargo Bank                                        Record             11.72%
                               FBO 13357100
                               PO Box 1533
                               Minneapolis, MN 55480-1533

                               Northern Trust Bank of Dallas Cust                      Record              7.77%
                               FBO Dallas Symphony Foundation
                               A/C # 26-00195
                               PO Box 92956
                               Chicago, IL 60675-2956

                               Wells Fargo Bank                                        Record              7.55%
                               FBO 13357200
                               PO Box 1533
                               Minneapolis, MN 55480-1533

                               Charles Schwab & Co Inc                                 Record              5.56%
                               Special Custody Account
                               Exclusively FBO The Customers
                               101 Montgomery St
                               San Francisco, CA 94104-4122

   Class B                     Diana Y H Tao & John D Ho JTWROS                        Record             16.77%
                               Block 11-41 C
                               Royal Ascot 1 Tsun King Road
                               Shatin Hong Kong

                               Wells Fargo Investments LLC                             Record             12.78%
                               A/C 7820-5876
                               608 Second Avenue South 8th Fl
                               Minneapolis, MN 55402-1916

                               LPL Financial Services                                  Record              7.34%
                               A/C 5397-9035
                               9785 Towne Center Drive
                               San Diego, CA 92121-1968

                               Wachovia Securities                                     Record              6.52%
                               Mr. Rudolph Thomas
                               IRA Rollover DTD 10/17/03
                               145 N. Arden Blvd
                               Los Angeles, CA 90004-3712

                               Wells Fargo Investments LLC                             Record              6.17%
                               A/C 4571-8502

                                                                                      TYPE OF          PERCENTAGE
            FUND                         NAME AND ADDRESS                            OWNERSHIP          OF CLASS
----------------------------------------------------------------------------------------------------------------------
                               608 Second Avenue South 8th Fl
                               Minneapolis, MN 55402-1916

                               Wells Fargo Investments LLC                             Record              5.25%
                               A/C5522-9474
                               608 Second Avenue South 8th Fl
                               Minneapolis, MN 55402-1916

   Class C                     Southwest Securities Inc FBO                            Record             20.85%
                               Kay Darlene Davis
                               SWS Securities Inc As SEP IRA Custodian
                               PO Box 509002
                               Dallas, TX 75250-9002

                               Wells Fargo Investments LLC                             Record             20.34%
                               A/C 2601-5132
                               608 Second Avenue South 8th Fl
                               Minneapolis, MN 55402-1916

                               Wells Fargo Investments LLC                             Record             12.55%
                               A/C 7143-9317
                               608 Second Avenue South 8th Fl
                               Minneapolis, MN 55402-1916

                               Donal Bruce Scott &                                     Record             10.98%
                               Dawn S Scott JTWROS
                               190 E Edith Ave
                               Los Altos CA 94022-3034

                               Wells Fargo Funds Management LLC                        Record              9.38%
                               525 Market St 12th Fl
                               MAC-A0103-121
                               San Francisco, CA 94105-2720

                               Wells Fargo Investments LLC                             Record              7.70%
                               A/C 1177-2343
                               608 Second Avenue South 8th Fl
                               Minneapolis, MN 55402-1916

                               Raymond James & Assoc Inc                               Record              5.52%
                               FBO Kirkpatrick, D&A
                               Bin# 83749647
                               880 Carillon Parkway
                               St Petersburg, FL 33716-1100

   Institutional Class         Wells Fargo Bank FBO                                    Record             66.66%
                               Montgomery Small Cap I
                               A/C 2288800002-2
                               ATTN: Mutual Fund Ops
                               P O Box 1533
                               Minneapolis, MN 55482-1533

                               Wells Fargo Bank FBO                                    Record             32.91%
                               Montgomery Small Cap I
                               A/C 2288800001-9
                               ATTN: Mutual Fund Ops
                               P O Box 1533
                               Minneapolis, MN 55482-1533

SIFE SPECIALIZED FINANCIAL SERVICES FUND

   Class A                     None                                                      N/A                N/A

   Class B                     None                                                      N/A                N/A

   Class C                     Paul Agler Thompson &                                   Record              5.23%

                                                                                      TYPE OF          PERCENTAGE
            FUND                         NAME AND ADDRESS                            OWNERSHIP          OF CLASS
----------------------------------------------------------------------------------------------------------------------
                               Robert Nels Thompson TTEES
                               The Flackus Irrevocable Trust 1999
                               U/A DTD 2-2-99
                               3755 Clayton Rd
                               Concord CA 94521-2512

SMALL CAP GROWTH FUND

   Class A                     PFPC Brokerage Services                                 Record             10.30%
                               FBO Wells Fargo
                               211 South Gulph Road
                               King of Prussia, PA 19406-3101

                               Charles Schwab & Co. Inc.                               Record             10.80%
                               Special Custody Account
                               Exclusively FBO the customers
                               101 Montgomery Street
                               San Francisco, CA 94104-4122

   Class B                     American Enterprise Investment Services                 Record             12.21%
                               FBO 89000611
                               P.O. Box 9446
                               Minneapolis, MN 55440-9446

   Class C                     EMJAYCO                                                 Record             36.22%
                               Omnibus Account
                               PO Box 170910
                               Milwaukee, WI 53217-0909

                               MLPF&S for the Sole Benefit                             Record             15.29%
                               Of Its Customers
                               ATTN Mutual Fund Administration
                               4800 Deer Lake Dr E Fl 3
                               Jacksonville FL 32246-6484

   Institutional Class         Wells Fargo Bank FBO                                    Record             83.81%
                               Small Company Stock Fund I
                               Attn:  Mutual Fund OPS
                               P.O. Box 1533
                               Minneapolis, MN 55480-1533

                               Wells Fargo Bank FBO                                    Record              9.54%
                               Small Company Stock Fund I
                               Attn:  Mutual Fund OPS
                               P.O. Box 1533
                               Minneapolis, MN 55480-1533

                               Federated Life Insurance Co                             Record              9.45%
                               On Behalf of Separate Account
                               C/O Deb Miller
                               PO Box 328
                               Owatonna MN 55060-0328

SMALL CAP OPPORTUNITIES FUND

   Institutional Class         Wells Fargo Bank Minnesota NA                           Record              6.72%
                               Small Cap Opportunities Fund I
                               c/o Mutual Fund Processing
                               P.O. Box 1450 NW 8477
                               Minneapolis, MN 55485-1450

                                                                                      TYPE OF          PERCENTAGE
            FUND                         NAME AND ADDRESS                            OWNERSHIP          OF CLASS
----------------------------------------------------------------------------------------------------------------------
                               Wells Fargo Bank Minnesota NA                           Record             83.41%
                               Small Cap Opportunities Fund I
                               c/o Mutual Fund Processing
                               P.O. Box 1450 NW 8477 Minneapolis, MN 55485-1450

SMALL COMPANY GROWTH FUND

Class A                        Stephens Inc.                                           Record              100%
                               111 Center Street, Suite 300
                               Little Rock, AR 72201

Class B                        Stephens Inc.                                           Record              100%
                               111 Center Street, Suite 300
                               Little Rock, AR 72201

Class C                        Stephens Inc.                                           Record              100%
                               111 Center Street, Suite 300
                               Little Rock, AR 72201

Institutional Class            Wells Fargo Bank FBO                                    Record             62.81%
                               Small Company Growth I
                               Attn:  Mutual Fund OPS
                               P.O. Box 1533
                               Minneapolis, MN 55480-1533

                               Vanguard Fiduciary Trust Company                        Record             15.40%
                               Attn:  Outside Funds
                               PO Box 2600
                               Valley Forge, PA 19482-2600

                               Wells Fargo Bank FBO                                    Record              6.34%
                               Small Company Growth I
                               Attn: Mutual Fund OPS
                               P.O. Box 1533
                               Minneapolis, MN 55480-1533

                               Fidelity Investments Institutional                      Record              6.48%
                               Operations Co. Inc. (FIIOC) As Agent
                               For Certain Employee Benefit Plans
                               100 Magellan Way KWIC
                               Covington, KY 41015-1999

SMALL COMPANY VALUE FUND

   Class A                     Charles Schwab & Co. Inc.                               Record             25.50%
                               Special Custody Account
                               Exclusively FBO the customers
                               101 Montgomery Street
                               San Francisco, CA 94104-4122

                               Wells Fargo Investments, LLC                            Record              5.85%
                               A/C 2945-9989
                               608 Second Avenue South 8th Floor
                               Minneapolis, MN 55402-1916

                               American Enterprise Investment Services                 Record              6.88%
                               FBO 890000611
                               P.O. Box 9446
                               Minneapolis, MN 55440-9446

   Class B                     American Enterprise Investment Services                 Record             14.73%
                               FBO 890000611

                                                                                      TYPE OF          PERCENTAGE
            FUND                         NAME AND ADDRESS                            OWNERSHIP          OF CLASS
----------------------------------------------------------------------------------------------------------------------
                               P.O. Box 9446
                               Minneapolis, MN 55440-9446

   Class C                     EMJAYCO                                                 Record             11.13%
                               Omnibus Account
                               PO Box 170910
                               Milwaukee, WI 53217-0909

   Institutional Class         Wells Fargo Bank Minnesota N.A.                         Record             92.08%
                               Omnibus Account R/R
                               C/O Mutual Fund Processing
                               P.O. Box 1533
                               Minneapolis, MN 55480-1533

                               Wells Fargo Bank Minnesota N.A.                         Record              5.06%
                               Omnibus Account C/C
                               C/O Mutual Fund Processing
                               P.O. Box 1533
                               Minneapolis, MN 55480-1533

SPECIALIZED HEALTH SCIENCES FUND

   Class A                     Charles Schwab & Co., Inc.                              Record             21.80%
                               Special Custody Account
                               Exclusively FBO The Customers
                               101 Montgomery Street
                               San Francisco, CA 94104-4122

                               American Enterprise Investment Services                 Record             10.41%
                               FBO 890000611
                               P.O. Box 9446
                               Minneapolis, MN 55440-9446

   Class B                     American Enterprise Investment Services                 Record             11.82%
                               FBO 890000611
                               P.O. Box 9446
                               Minneapolis, MN 55440-9446

   Class C                     MLPF&S for the Sole Benefit                             Record             10.28%
                               Of Its Customers
                               ATTN Mutual Fund Administration
                               4800 Deer Lake Dr E Fl 3
                               Jacksonville FL 32246-6484

                               American Enterprise Investment Services                 Record              6.07%
                               FBO 890000611
                               P.O. Box 9446
                               Minneapolis, MN 55440-9446

SPECIALIZED TECHNOLOGY FUND

   Class A                     Charles Schwab & Co., Inc.                              Record             26.97%
                               Special Custody Account
                               Exclusively FBO The Customers
                               101 Montgomery Street
                               San Francisco, CA 94104-4122

   Class B                     N/A                                                       N/A                N/A

   Class C                     MLPF&S for the Sole Benefit                             Record              6.62%
                               Of Its Customers
                               ATTN Mutual Fund Administration
                               4800 Deer Lake Dr E Fl 3
                               Jacksonville FL 32246-6484

        For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                      OTHER

        The Trust's Registration Statement, including the Prospectuses and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectuses or the SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                     COUNSEL

         Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Trust, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds' Prospectuses.

                              INDEPENDENT AUDITORS

         KPMG LLP has been selected as the independent auditors for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                              FINANCIAL INFORMATION

         The portfolios of investments and audited financial statements for the Funds for the year ended September 30, 2003 are hereby incorporated by reference to the Funds' Annual Report.

                             WELLS FARGO FUNDS TRUST
                            Telephone: 1-800-222-8222

                       STATEMENT OF ADDITIONAL INFORMATION
                             Dated February 1, 2004

                              ASSET ALLOCATION FUND
                              GROWTH BALANCED FUND
                              INDEX ALLOCATION FUND
                             MODERATE BALANCED FUND
                        STRATEGIC GROWTH ALLOCATION FUND
                              STRATEGIC INCOME FUND

                Class A, Class B, Class C and Institutional Class

        Wells Fargo Funds Trust (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about six funds in the Wells Fargo Funds Trust family of funds (each, a "Fund," and collectively, the "Funds") -- the Asset Allocation, Growth Balanced, Index Allocation, Moderate Balanced, Strategic Growth Allocation Fund and Strategic Income Funds. Each Fund is considered diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The Asset Allocation, Growth Balanced and Moderate Balanced Funds offer Class A, Class B, Class C and Institutional Class shares. The Index Allocation Fund offers Class A, Class B, and Class C shares, and the Strategic Growth Allocation and Strategic Income Funds offer Institutional Class shares. This SAI relates to all such classes of shares.

        This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectuses, dated February 1, 2004. All terms used in this SAI that are defined in the Prospectuses have the meanings assigned in the Prospectuses. The audited financial statements for the Funds, which include the portfolios of investments and independent auditors' report for the year ended September 30, 2003, are hereby incorporated by reference to the Annual Report. The Prospectuses and Annual Report may be obtained free of charge by calling 1-800-222-8222 or writing to Wells Fargo Funds, P.O. Box 8266, Boston, MA 02266-8266.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

Historical Fund Information....................................................1

Investment Policies............................................................2

Additional Permitted Investment Activities and Associated Risks................5

Management....................................................................22

Performance Calculations......................................................38

Determination of Net Asset Value..............................................41

Additional Purchase and Redemption Information................................42

Portfolio Transactions........................................................44

Fund Expenses.................................................................47

Federal Income Taxes..........................................................47

Proxy Voting Policies and Procedures..........................................57

Capital Stock.................................................................59

Other.........................................................................62

Counsel.......................................................................62

Independent Auditors..........................................................62

Financial Information.........................................................62

Appendix.....................................................................A-1

                           HISTORICAL FUND INFORMATION

        On March 25, 1999, the Board of Trustees of Norwest Advantage Funds ("Norwest"), the Board of Directors of Stagecoach Funds, Inc. ("Stagecoach") and the Board of Trustees of the Trust (each, a "Trustee" and collectively, the "Board" or "Trustees") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest and Stagecoach portfolios to the Funds (the "Reorganization"). Prior to November 5, 1999, the effective date of the Reorganization of the Funds and the predecessor Norwest and Stagecoach portfolios, the Funds had only nominal assets.

        The Funds described in this SAI were created as part of the Reorganization of the Stagecoach family of funds, advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank"), and the Norwest Advantage family of funds, advised by Norwest Investment Management, Inc. ("NIM"), into a single mutual fund complex. The Reorganization followed the merger of the advisers' parent companies.

        The chart below indicates the predecessor Stagecoach and Norwest Funds that are the accounting survivors of the Wells Fargo Funds.

        WELLS FARGO FUNDS                          PREDECESSOR FUND
----------------------------------      ----------------------------------------
Asset Allocation Fund                   Stagecoach Asset Allocation Fund
                                        Stagecoach Balanced Fund
Growth Balanced Fund                    Norwest Growth Balanced Fund
Index Allocation Fund                   Stagecoach Index Allocation Fund
Moderate Balanced Fund                  Norwest Moderate Balanced Fund
Strategic Growth Allocation Fund        Norwest Aggressive Balanced-Equity Fund
Strategic Income Fund                   Norwest Strategic Income Fund

        The Asset Allocation Fund commenced operations on November 8, 1999, as successor to the Asset Allocation and Balanced Funds of Stagecoach. The predecessor Stagecoach Asset Allocation Fund, which is considered to be the surviving entity for accounting purposes, commenced operations on January 2, 1992, as successor to the Asset Allocation Fund of the Wells Fargo Investment Trust for Retirement Programs, which commenced operations on November 13, 1986.

        The Growth Balanced Fund commenced operations on November 8, 1999, as successor to the Norwest Growth Balanced Fund. The predecessor Norwest Growth Balanced Fund commenced operations on April 30, 1989.

        The Index Allocation Fund commenced operations on November 8, 1999, as successor to the Index Allocation Fund of Stagecoach. The predecessor Stagecoach Index Allocation Fund was originally organized on April 7, 1988 as the Overland Express Asset Allocation Fund. The Overland Express Asset Allocation Fund changed its name to the Index Allocation Fund on February 14, 1997. On December 12, 1997, the Overland Express Index Allocation Fund was reorganized into the Stagecoach Index Allocation Fund.

        The Moderate Balanced Fund commenced operations on November 8, 1999, as successor to the Norwest Moderate Balanced Fund. The predecessor Norwest Moderate Balanced Fund commenced operations on April 30, 1989.

        The Strategic Growth Allocation Fund commenced operations on November 8, 1999, as successor to the Norwest Aggressive Balanced-Equity Fund. The Norwest Aggressive Balanced-Equity Fund commenced operations on December 2, 1997. The Fund changed its name from Aggressive Balanced-Equity Fund to Strategic Growth Allocation Fund effective February 1, 2002.

        The Strategic Income Fund commenced operations on November 8, 1999, as successor to the Norwest Strategic Income Fund. The predecessor Norwest Strategic Income Fund commenced operations on April 30, 1989.

                               INVESTMENT POLICIES

        Fundamental Investment Policies

        Each Fund has adopted the following investment policies, all of which are fundamental policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund.

The Funds may not:

        (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit a Fund's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements, and provided further that (iv) the Asset Allocation and Index Allocation Funds reserve the right to concentrate in any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period, and (v) the Asset Allocation Fund and the Index Allocation Fund reserve the right to concentrate in obligations of domestic banks (to the extent permitted by the U.S. Securities and Exchange Commission (the "SEC") or its staff and as such term is interpreted by the SEC or its staff);

        (2) purchase securities of any issuer if, as a result, with respect to 75% of a Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

        (3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

        (4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

        (5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

        (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

        (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

        (8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

        Non-Fundamental Investment Policies

        Each Fund has adopted the following non-fundamental policies which may be changed by the Trustees of the Trust or at any time without approval of such Fund's shareholders.

        (1) Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, and provided further that any Fund that has knowledge that its shares are purchased by another investment company pursuant to an exemptive order relating to Section 12(d)(1) of the 1940 Act that precludes underlying portfolios from acquiring any securities of any other investment company in excess of the limits contained in Section 12(d)(1)(A) of the 1940 Act, except for securities received as a dividend or as a result of a plan of reorganization of any company, will limit its acquisition of securities of other investment companies accordingly.

        (2) Each Fund may not invest or hold more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

        (3) Each Fund may invest in futures or options contracts regulated by the Commodity Futures Trading Commission ("CFTC") for (i) bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) for other purposes if, as a result, no more than 5% of the Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

        (4) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

        (5) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund's investments in securities of other investment companies or in entities created under the laws of foreign countries to facilitate investment in securities of that country.

        (6) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

        (7) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

        (8) Each Fund that is subject to Rule 35d-1 (the "Names Rule") under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:

                Shareholders will receive at least 60 days' notice of any change to a Fund's non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

        General

        Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

         ADDITIONAL PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

        Set forth below are descriptions of certain investments and additional investment policies for the Funds. Some of the Funds described in this SAI are gateway blended Funds that invest in two or more master portfolios of Wells Fargo Master Trust ("Master Trust"). References to the activities of a gateway blended Fund are understood to refer to the investments of the master portfolios in which the gateway blended Fund invests. Not all of the Funds participate in all of the investment practices below. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.

        Asset-Backed Securities

        The Funds may invest in various types of asset-backed securities. Asset-backed securities are securities that represent an interest in an underlying security. The asset-backed securities in which the Funds invest may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on these asset-backed securities may be "passed through" on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities are relatively new instruments and may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities. The Funds may also invest in securities backed by pools of mortgages. The investments are described under the heading "Mortgage-Related Securities."

        Bank Obligations

        The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund which invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

        Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

        Below Investment-Grade Investments

        The Growth Balanced, Moderate Balanced, Strategic Growth Allocation, and Strategic Income Funds may invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (also known as high-yield securities or "junk bonds"). Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities will be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated debt securities may be less liquid and more difficult to value than higher-rated securities. Investments in foreign markets may also present special risks, including currency, political, diplomatic, regulatory and liquidity risks.

        Bonds

        Certain of the debt instruments purchased by the Funds may be bonds. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate bonds will tend to fall when interest rates rise and rise when interest rates fall. The value of "floating-rate" or "variable-rate" bonds, on the other hand, fluctuate much less in response to market interest-rate movements than the value of fixed-rate bonds.

        Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

        Borrowing

        The Funds may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Fund maintains a segregated account.

        Convertible Securities

        The Funds may invest in convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different user. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest-rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

        The creditworthiness of the issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

        While the Funds use the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for a Fund's financial reporting, credit rating, and investment limitation purposes. Preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. Preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions on preferred stock generally are taxable as dividend income, rather than interest payments, for federal income tax purposes.

        Derivative Securities

        The Funds may invest in various instruments that may be considered "derivatives," including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. Some derivative securities represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with the Funds' investment objectives, policies and quality standards, consider making investments in such new types of derivative securities.

        Dollar Roll Transactions

        The Funds may enter into "dollar roll" transactions wherein the Fund sells fixed-income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities from a Fund under a dollar roll transaction becomes insolvent, the Fund's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The Funds will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

        Fixed-Income Securities

        Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term securities are affected to a greater extent by interest rates than shorter-term securities. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed to a rating below investment-grade, the particular Fund considers all circumstances deemed relevant in determining whether to continue to hold the security. Certain securities that may be purchased by the Fund, such as those rated "Baa" by Moody's Investors Service, Inc. ("Moody's") and "BBB" by Standard & Poor's Rating Group ("S&P") and Fitch Investors Service, Inc. ("Fitch") may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated fixed-income securities. Securities which are rated "Baa" by Moody's are considered medium-grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Securities rated "BBB" by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher-rated categories. Securities rated "BBB" by Fitch are considered investment-grade and of satisfactory credit quality; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these securities and, therefore, impair timely payment. If a security held by a Fund is downgraded to a rating below investment-grade, such Fund may continue to hold the security until such time as the adviser determines it to be advantageous for the Fund to sell the security.

        Floating- and Variable-Rate Obligations

        The Funds may purchase floating- and variable-rate obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

        There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

        The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

        Foreign Obligations and Securities

        The Funds may invest in foreign company stocks which may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer's home country. Concentrated investment in any single country, especially a less developed country, would make the Fund's value more sensitive to economic, currency and regulatory changes within that country. The Funds may also invest in securities of companies located or operating in countries considered developing or to have "emerging" stock markets. Emerging market countries are often dependent on international trade and are therefore often vulnerable to events in other countries. They may have less developed financial systems and volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries, which may make them more difficult to sell, particularly during a market downturn.

        Each Fund may invest in high-quality, short-term debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and short-term debt obligations of foreign governmental agencies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Investment income on and sales proceeds payable on certain foreign securities in which the Funds may invest may be subject to foreign withholding and other taxes that could reduce the return on these obligations. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Funds would otherwise be subject. The Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

        The Funds may enter into currency forward contracts ("forward contracts") to attempt to minimize the risk to the Funds from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and is privately traded by currency traders and their customers. The Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

        The Funds may also invest in foreign securities through American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), International Depositary Receipts ("IDRs"), and Global Depositary Receipts ("GDRs"), or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

        For temporary defensive purposes, the Funds may invest in fixed-income securities of non-U.S. governmental and private issuers. Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.

        Forward Commitment, When-Issued and Delayed-Delivery Transactions

        The Funds may purchase or sell securities on a when-issued or delayed delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. The Funds will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each such Fund's commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

        Futures Contracts and Options Transactions

        In General. The Funds may enter into and engage in futures contracts and options transactions as discussed below. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

        Although the Funds intend to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.

        An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value ("NAV") of the relevant Fund.

        The Funds may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. The Funds' futures transactions must constitute permissible transactions pursuant to regulations promulgated by the CFTC. The Trust has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA") in accordance with Rule 4.5 of the CEA, and therefore the Trust is not subject to registration or regulation as a commodity pool operator under the CEA.

        Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

        Initially, when purchasing or selling futures contracts a Fund will be required to deposit with its custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin", to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

        The Funds may engage in futures contract sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, security prices rise, a Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities they hold.

        Another risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts).

        Stock Index Options. The Funds may purchase and write (i.e., sell) put and call options on stock indices only as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes of the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements of the securities in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock. When a Fund writes an option on a stock index, such Fund will place in a segregated account with the Fund's custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

        Stock Index Futures and Options on Stock Index Futures. The Funds may invest in stock index futures and options on stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

        Interest-Rate Futures Contracts and Options on Interest-Rate Futures Contracts. The Funds may invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. The Funds may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest-rate futures and price movements in the Funds' portfolio securities which are the subject of the transaction.

        Interest-Rate and Index Swaps. A Fund may enter into interest-rate and index swaps in pursuit of its investment objective. Interest-rate swaps involve the exchange by the Fund with another party of its commitment to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. A Fund will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

        The use of interest-rate and index swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by the Funds. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case a Fund may not receive net amount of payments that such Fund contractually is entitled to receive.

        Future Developments. The Funds may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with each Fund's investment objective and legally permissible for the Fund.

        Illiquid Securities

        The Funds may invest in securities not registered under the Securities Act of 1933, as amended (the "1933 Act") and other securities subject to legal or other restrictions on resale, and for which there may not be a readily available market, and which may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. The Funds may not invest or hold more than 15% of their net assets in illiquid securities.

        Interest-Rate Protection Transactions

        To manage its exposure to different types of investments, the Funds may enter into interest-rate, currency and mortgage (or other asset) swap agreements and may purchase and sell interest-rate "caps," "floors" and "collars." In a typical interest-rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specific amount in return for payments equal to a fixed interest rate on the same amount for a specified period. In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed upon range.

        A Fund expects to enter into interest-rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The Funds intend to use these transactions as a hedge and not as a speculative investment.

        Loans of Portfolio Securities

        Each Fund may lend its portfolio securities pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided:
(1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification;
(3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

        A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser, or the distributor.

        Wells Fargo Bank (the "Custodian"), acts as Securities Lending Agent for the Funds, subject to the overall supervision of the Funds' investment adviser. Pursuant to an exemptive order granted by the SEC, Wells Fargo Bank is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

        Money Market Instruments

        The Funds may invest in the following types of high-quality money market instruments that have remaining maturities not exceeding one year: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1" or "A-1--" by S&P, or, if unrated, of comparable quality as determined by the adviser; and (iv) repurchase agreements. The Funds also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets and (ii) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

        Mortgage-Related Securities

        The Funds may invest in mortgage-related securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage pass-through securities created by non-government issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

        Prepayment and Extension Risk. The stated maturities of mortgage-related securities may be shortened by unscheduled prepayments of principal on the underlying mortgages, or extended in rising interest-rate environments. Therefore, it is not possible to predict accurately the average maturity of a particular mortgage-related security. Variations in the maturities of mortgage-related securities will affect the yield of a Fund. Rates of repayment of principal on mortgage-related securities that are higher or lower than expected may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.

        Collateralized Mortgage Obligations ("CMOs") and Adjustable Rate Mortgages ("ARMs"). The Funds may also invest in investment-grade CMOs. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or Federal National Mortgage Association ("FNMA"). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. As new types of mortgage-related securities are developed and offered to investors, the adviser will, consistent with a Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

        Each Fund may invest in ARMs issued or guaranteed by the GNMA, FNMA or the FHLMC. The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMs are not backed by the full faith and credit of the United States. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are generally considered to be high quality investments that present minimal credit risks. The yields provided by these ARMs have historically exceeded the yields on other types of U.S. Government securities with comparable maturities, although there can be no assurance that this historical performance will continue.

        The mortgages underlying ARMs guaranteed by GNMA are typically insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home Administration, while those underlying ARMs issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards.

        The interest rates on the mortgages underlying the ARMs and some of the CMOs in which the Funds may invest generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined commonly-recognized interest-rate index. The adjustable rate feature should reduce, but will not eliminate, price fluctuations in such securities, particularly when market interest rates fluctuate. The NAV of a Fund's shares may fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during interim periods between interest-rate reset dates. Accordingly, investors could experience some loss if they redeem their shares of the Fund or if the Fund sells these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates. The holder of ARMs and CMOs are also subject to repayment risk.

        The Funds will not invest in CMOs that, at the time of purchase, are "high-risk mortgage securities" as defined in the then current Federal Financial Institutions Examination Council Supervisory Policy Statement on Securities Activities. High-risk mortgage securities are generally those with long durations or those which are likely to be more sensitive to interest-rate fluctuations.

        Mortgage Participation Certificates. The Funds may also invest in the following types of FHLMC mortgage pass-through securities. FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool of mortgages. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. These mortgage pass-through securities differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. They are called "pass-through" securities because both interest and principal payments, including prepayments, are passed through to the holder of the security. PCs and GMCs are both subject to prepayment risk.

        Other Investment Companies

        The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the Funds' non-fundamental investment policies. Currently, under the 1940 Act, a Fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions: (i) 3% of the total voting stock of any one investment company; (ii) 5% of such Fund's total assets with respect to any one investment company; and (iii) 10% of such Fund's total assets. Gateway funds, whose policies are to invest some or all of their assets in the securities of one or more open-end management investment companies, are excepted from these limitations. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

        iShares. The Funds may invest in iShares Trust and iShares, Inc. ("iShares") which are registered investment companies that consist of numerous separate series (each, an "iShares Fund"), each of which seeks investment results similar to the performance of a single stock market or of a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the American Stock Exchange, the Chicago Board of Options Exchange and the New York Stock Exchange in the same way as shares of a publicly held company.

        Participation Interests

        Each Fund may purchase participation interests in loans or instruments in which the Fund may invest directly that are owned by banks or other institutions. A participation interest gives a Fund an undivided proportionate interest in a loan or instrument. Participation interests may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Participation interests, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a participation interest. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation interest.

        Privately Issued Securities

        The Funds may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are "illiquid" are subject to the Fund's policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule

144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

        Repurchase Agreements

        Each Fund may enter into repurchase agreements, wherein the seller of a security to a Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. All repurchase agreements will be fully "collateralized," as defined under the 1940 Act. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.

        A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund's net assets would be invested in repurchase agreements with maturities of more than seven days and illiquid securities. A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

        Reverse Repurchase Agreements

        The Funds may enter into reverse repurchase agreements (an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price). At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Funds may decline below the price at which the Funds are obligated to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

        Stripped Securities

        The Funds may purchase Treasury receipts, securities of government-sponsored enterprises (GSEs), stripped mortgage-backed securities ("SMBS"), and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S.

Government and other obligations. The stripped securities the Funds may purchase are issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks, corporations and other institutions at a discount to their face value. These securities generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest-rate fluctuations than similar securities that offer periodic payments over time. The stripped securities purchased by the Funds are not subject to prepayment or extension risk. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBS that are structured to receive interest only are extremely sensitive to changes in the prevailing interest rates as well as the rate of principal payments (including prepayments) on the related underlying mortgage assets, and are therefore much more volatile than SMBS that receive principal only.

        The Funds may purchase participations in trusts that hold U.S. Treasury securities (such as Treasury Investors Growth Receipts (TIGRs) and Certificates of Accrual on Treasury Securities (CATS)) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

        Unrated Investments

        The Funds may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by such Fund. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, each Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the Appendix.

        U.S. Government Obligations

        The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"). Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S.

Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

        Warrants

        Each Fund may invest in warrants (other than those that have been acquired in units or attached to other securities). Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The price of warrants do not necessarily correlate with the prices of the underlying securities. Warrants have no voting rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within a specified time period.

        Zero Coupon Bonds

        The Funds may invest in zero coupon bonds. Zero coupon bonds are securities that make no periodic interest payments, but are instead sold at discounts from face value. The buyer of such a bond receives the rate of return by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. Because zero coupon bonds bear no interest, they are more sensitive to interest-rate changes and are therefore more volatile. When interest rates rise, the discount to face value of the security deepens and the securities decrease more rapidly in value; conversely, when interest rates fall, zero coupon securities rise more rapidly in value as the discount to face value narrows.

        Nationally Recognized Statistical Ratings Organizations

        The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Funds, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation. The ratings of Moody's and S&P are more fully described in the Appendix.

        Additional Information about the S&P 500 Index

        The Trust (the "Licensee") has entered into a license agreement with S&P authorizing the use of various S&P trademarks and trade names in connection with the marketing and/or promotion of certain of the Funds (collectively referred to, herein, as the "Products").

        The Products are not sponsored, endorsed, sold, or promoted by S&P, a division of The McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed, and calculated by S&P without regard to the Licensee or the Products. S&P has no obligation to take the needs of the Licensee or the owners of the Products into consideration in determining, composing, or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the timing of this issuance or sale of the Products or in the determination or calculation of the equation by which the Products are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the Products.

        S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Licensee, owners of the product, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits).

                                   MANAGEMENT

        The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Organization and Management of the Funds."

        Trustees and Officers. The Trustees supervise the Funds' activities, monitors their contractual arrangements with various service providers, and decide upon matters of general policy.

        General. The following table provides basic information about the Trustees and officers of the Trust. Each of the Trustees and officers listed below acts in identical capacities for each of the 94 funds comprising the Trust, Wells Fargo Variable Trust and Master Trust (collectively the "Fund Complex" or the "Trusts"). The address of each Trustee and officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust's retirement policy at the end of the calendar year in which a Trustee turns 74.

        In the table below and throughout this section, information for Trustees who are not "interested" persons of the Trust, as that term is defined under the 1940 Act ("independent Trustees"), appears separately from the information for the "interested" Trustees.

                        Position Held with                                        Other Public Company
                        Registrant/           Principal Occupation(s)             or Investment Company
Name, Age and Address   Length of Service/1/  During Past 5 Years                 Directorships
----------------------  --------------------  ---------------------------------   ---------------------
                              INDEPENDENT TRUSTEES

Thomas S. Goho, 61      Trustee,              Wake Forest University,                    N/A

                        Position Held with                                        Other Public Company
                        Registrant/           Principal Occupation(s)             or Investment Company
Name, Age and Address   Length of Service/1/  During Past 5 Years                 Directorships
----------------------  --------------------  ---------------------------------   ---------------------
                        since 1987            Calloway School of Business and
                                              Accountancy, Associate Professor
                                              of Finance 1994-1999.

Peter G. Gordon, 61     Trustee, since        Chairman, CEO and Co-Founder of            N/A
                        1998; (Lead           Crystal Geyser Water Company and
                        Trustee, since        President of Crystal Geyser
                        2001).                Roxane Water Company.

Richard M. Leach, 70    Trustee,              President of Richard M. Leach              N/A
                        since 1987            Associates (a financial
                                              consulting firm).

Timothy J. Penny, 52    Trustee,              Senior Counselor to the public             N/A
                        since 1996            relations firm of Himle-Horner
                                              and Senior Fellow at the Humphrey
                                              Institute, Minneapolis, Minnesota
                                              (a public policy organization).

Donald C. Willeke, 63   Trustee,              Principal of the law firm of               N/A
                        since 1996            Willeke & Daniels.

                             INTERESTED/2/ TRUSTEES

Robert C. Brown, 72     Trustee,              Retired. Director, Federal Farm            N/A
                        since 1992            Credit Banks Funding Corporation
                                              and Farm Credit System Financial
                                              Assistance Corporation until
                                              February 1999.

J. Tucker Morse, 59     Trustee,              Private Investor/Real Estate               N/A
                        since 1987            Developer; Chairman of White
                                              Point Capital, LLC.

                                    OFFICERS

Karla M. Rabusch, 44    President,            Executive Vice President of Wells          N/A
                        since 2003            Fargo Bank, N.A.  President of
                                              Wells Fargo Funds Management,
                                              LLC. Senior Vice President and
                                              Chief Administrative Officer of
                                              Wells Fargo Funds Management, LLC
                                              from March 2001 to March 2003,
                                              Vice President of Wells Fargo
                                              Bank, N.A. from December 1997 to
                                              May 2000.

                        Position Held with                                        Other Public Company
                        Registrant/           Principal Occupation(s)             or Investment Company
Name, Age and Address   Length of Service/1/  During Past 5 Years                 Directorships
----------------------  --------------------  ---------------------------------   ---------------------
Stacie D. DeAngelo, 35  Treasurer,            Vice President of Wells Fargo              N/A
                        since 2003            Bank, N.A. Vice President of
                                              Operations for Wells Fargo Funds
                                              Management, LLC.  Prior thereto,
                                              Operations Manager at Scudder
                                              Weisel Capital, LLC (2000 to
                                              2001) and Director of Shareholder
                                              Services at BISYS Fund Services
                                              (1999 to 2000).  Assistant Vice
                                              President of Operations with
                                              Nicholas-Applegate Capital
                                              Management (1993 to 1999).

C. David Messman, 43    Secretary,            Vice President and Counsel of              N/A
                        since 2000            Wells Fargo Bank, N.A. since
                                              January 1996.  Vice President and
                                              Secretary of Wells Fargo Funds
                                              Management, LLC since March 2001.

----------
/1/ Length of service dates reflect the Trustee's commencement of service with the Trust's predecessor entities, where applicable.

/2/ Basis of Interestedness. Robert C. Brown owns securities of Wells Fargo & Company, the parent holding company of the Funds' adviser. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

        Committees. All of the independent Trustees are also members of the Audit and Nominating Committees of the Trust. Whenever a vacancy occurs on the Board, the Nominating Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Nominating Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust's management. Pursuant to the Trust's charter document, only independent Trustees may nominate and select persons to become independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Shareholder nominees are not considered unless required by or under the 1940 Act. The Nominating Committee meets only as necessary, and did not meet during the Funds' most recently completed fiscal year. The Audit Committee oversees the Funds' accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds' financial statements, and interacts with the Funds' independent auditors on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met three times during the Funds' most recently completed fiscal year.

        Compensation. Prior to January 1, 2004, each Trustee received an annual retainer (payable quarterly) of $52,000 from the Fund Complex, and also received a combined fee of $5,000 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,000 for attendance at telephonic Fund Complex Board meetings. In addition, the Lead Trustee of the Fund Complex received an additional $10,000 annual retainer for the additional work and time devoted by the Lead Trustee.

        Effective January 1, 2004, each Trustee receives an annual retainer (payable quarterly) of $56,000 from the Fund Complex. Each Trustee also receives a combined fee of $7,000 for attendance at in-person Fund Complex Board meetings, and a $2,000 per meeting combined committee fee. In addition, the Lead Trustee of the Fund Complex receives an additional $10,000 annual retainer for the additional work and time devoted by the Lead Trustee.

        The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust's officers are not compensated by the Trust for their services. For the year ended September 30, 2003, the Trustees received the following compensation:

                               Compensation Table
                          Year Ended September 30, 2003

        Trustee                                       Compensation
        -----------------                             ------------
                             INDEPENDENT TRUSTEES
        Thomas S. Goho                                  $72,000
        Peter G. Gordon                                 $82,000
        Richard M. Leach                                $72,000
        Timothy J. Penny                                $72,000
        Donald C. Willeke                               $72,000
                              INTERESTED TRUSTEES
        Robert C. Brown                                 $72,000
        W. Rodney Hughes*                               $18,000
        J. Tucker Morse                                 $72,000

---------------
*Retired as of 12/31/02

Beneficial Equity Ownership Information. As of the date of this SAI, Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = and over $100,000.

                   BENEFICIAL EQUITY OWNERSHIP IN FUND COMPLEX
                      CALENDAR YEAR ENDED DECEMBER 31, 2003

-------------------------------------------------------------------------------------------------------------
                                                                                            Aggregate
                              Dollar Range of Equity Securities of the Allocation Funds     Dollar Range
Trustee                       of the Trust                                                  of Equity
                              ------------------------------------------------------------- Securities of
                                                                        Strategic           Fund
                                Asset    Growth     Index     Moderate   Growth   Strategic Complex
                             Allocation Balanced  Allocation  Balanced Allocation  Income
-------------------------------------------------------------------------------------------------------------
                                            INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------
Thomas S. Goho                   0          0         C         0         0          0             D
----------------------------- --------- ---------- --------- --------- --------- ---------- -----------------
Peter G. Gordon                  0          A         0         0         0          0             B
----------------------------- --------- ---------- --------- --------- --------- ---------- -----------------
Richard M. Leach                 0          0         0         0         0          0             0
----------------------------- --------- ---------- --------- --------- --------- ---------- -----------------
Timothy J. Penny                 0          B         0         0         0          0             C
----------------------------- --------- ---------- --------- --------- --------- ---------- -----------------
Donald C. Willeke                0          0         0         0         0          0             D
-------------------------------------------------------------------------------------------------------------
                                            INTERESTED TRUSTEES
-------------------------------------------------------------------------------------------------------------
Robert C. Brown                  0          0         0         0         0          0             D
----------------------------- --------- ---------- --------- --------- --------- ---------- -----------------
J. Tucker Morse                  0          0         0         0         0          0             D
----------------------------- --------- ---------- --------- --------- --------- ---------- -----------------

        Ownership of Securities of Certain Entities. None of the independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

        Approval of Advisory and Sub-Advisory Agreements. Under Section 15(c) of the 1940 Act, the Board is generally required to approve annually the investment advisory and investment sub-advisory contracts (individually, an "Advisory Agreement," and collectively, the "Advisory Agreements") for the Funds. At each quarterly meeting, the Board reviews the performance information and nature of services provided by the investment adviser and any sub-advisers. At least annually, the Board is provided with quantitative and qualitative information to assist it in evaluating whether to approve the continuance of the Advisory Agreements, including comparative fee information, profitability information, performance data, a description of the investment philosophy, experience and senior management of the investment adviser and investment sub-advisers (individually, an "Adviser" and collectively, the "Advisers"), and a description of the quality and nature of the services provided by the Advisers.

        Before approving an Advisory Agreement with an Adviser, the Board reviewed a detailed profitability analysis of the Adviser based on the fees payable under the Advisory Agreement, including any fee waivers or fee caps, as well as any other relationships between the Funds and the Adviser and affiliates. The Board also analyzed each Fund's contractual fees, including investment advisory and sub-advisory fees, administration fees, shareholder servicing fees, and Rule 12b-1/distribution fees.

        The Board then reviewed statistical information regarding the performance and expenses of the Funds and was provided with a detailed description of the methodology used to prepare this information. In addition to the performance information for each Fund, the Board reviewed the performance information for a "Peer Group," a group of funds that was similar to the specific Fund, the relevant Lipper category of funds ("Lipper Group"), and an applicable broad-based index. The Board also reviewed data relating to the risk of each Fund as compared to its total return. This data showed the statistical measurement of the volatility of each Fund's total return throughout a specific time-period. The Board then also reviewed, for each Fund as compared to its Lipper Group and Peer Group, the: (i) combined contractual advisory and administration fees; (ii) net expense ratio; (iii) maximum contractual advisory fees permitted under the Advisory Agreement (excluding fee waivers and/or expense reimbursements); and (iv) projected contractual advisory fees showing the impact of breakpoints, if any, on contractual advisory fees. During its review, the Board considered the advisory fees paid by the Funds as well as the total fees paid to the Adviser for advisory and other services it provides to the Funds. The Board also reviewed information pertaining to the fee structure for each Fund and considered whether alternative fee structures (e.g. breakpoint fee structures, performance-based fees, fee waivers or fee caps) would be more appropriate or reasonable taking into consideration any economies of scale or other efficiencies that accrue from increases in a Fund's asset levels.

        The Board then analyzed the Adviser's background and services that it provides to the Funds. The Board discussed the fact that the Adviser has established an investment program for each Fund and supervises and evaluates the sub-adviser(s) who make the day-to-day investment decisions for the respective Funds. The Board recognized that the Adviser has an expertise in hiring and overseeing the activities of the sub-advisers in the various asset classes and the ability to oversee a large group of sub-advisers, many of whom have different investment philosophies and styles. The Board also recognized that the primary investment Adviser's oversight responsibilities include the monitoring of Fund compliance with federal securities laws and regulations. The Board reviewed the Advisers' compliance procedures including the Advisers' internal compliance policies relating to the respective codes of ethics and the Advisers' policies on personal trading, internal compliance procedures relating to the Funds' portfolio investments and operations, the process for monitoring and evaluating work performed by third parties, compliance by the distributor on behalf of the Funds with SEC and other regulatory requirements, maintenance of books and records of the Funds and recordkeeping systems of the Advisers, and other activities and clients of the Advisers. The Board also received and reviewed information on all SEC and other regulatory inquiries or audits of the Advisers, and a summary of any communications received from Fund shareholders since the last approval of the Advisory Agreements. The Board also considered the background and experience of the senior management of each Adviser, and the level of attention given to the Funds by such persons. In evaluating the Advisers, the Board recognized that the Advisers have the size, visibility and resources to attract and retain highly qualified investment professionals, including research, advisory, or marketing personnel.

        In addition to the above considerations, the Board also analyzed certain factors relating specifically to each sub-adviser. For example, the Board considered each sub-adviser's investment strategies, research capabilities, means for executing portfolio transactions and scope of investment services. The Board also considered soft dollar arrangements and other benefits received by the primary Adviser through its relationship with the sub-adviser (e.g. float income received by the Adviser on sale and redemption amounts, other contractual arrangements, or the general nature of the benefits received by affiliates of the primary Adviser that provide services to the Funds). The Board analyzed the degree to which each sub-adviser who oversees several funds can manage across asset classes and whether its investment disciplines are driven by proprietary research. The Board also reviewed each sub-adviser's procedures for selecting brokers to execute portfolio transactions for the Funds. More specifically, the Board reviewed the method by which each sub-adviser selects brokers and the factors that the sub-adviser considers prior to selecting a broker to execute portfolio transactions. One such factor was the sub-adviser's consideration of obtaining research services or other soft dollar arrangements through the allocation of Fund brokerage. The Board also considered the standards and performance in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, the benefits from using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the existence of quality controls applicable to the Funds' portfolios. The Board reviewed the sub-adviser's method for allocating portfolio opportunities among the Funds and other advisory clients.

        Based on the above analysis, the Board determined that the Advisory Agreements, including the fee levels, were fair and reasonable in light of all relevant circumstances. This determination, was based on the following factors more fully discussed above: (i) the quality of services provided by each of the Advisers; (ii) the scope of each Adviser's background and experience; (iii) an analysis of advisory fees paid by the Funds compared to other similar funds; and
(iv) the level of profits realized by the primary investment Adviser from its advisory arrangement with the Funds.

        Investment Adviser. Wells Fargo Funds Management, LLC ("Funds Management") assumed investment advisory responsibilities for each of the Funds on March 1, 2001. For providing these services, Funds Management is entitled to receive fees at the same annual rates as were applicable under the advisory contract with Wells Fargo Bank, that are described below.

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, was created in early 2001 to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds.

        The Funds operate under two types of advisory arrangements: (i) stand-alone Funds with an investment adviser and sub-adviser; and (ii) gateway blended Funds that invest in two or more master portfolios and have both active and dormant advisory arrangements at the gateway level.

        As compensation for its advisory services for the following stand-alone Funds, Funds Management is entitled to receive a monthly fee at the annual rates indicated below of each Fund's average daily net assets:

                                             Annual Rate
Stand-Alone Funds                  (as a percentage of net assets)
-----------------                  -------------------------------
Asset Allocation                                0.75%
Index Allocation                                0.75%

        As described in the second category above, the following gateway blended Funds invest their respective assets in two or more master portfolios of Master Trust. For each of these Funds, Funds Management determines the master portfolios of Master Trust in which the gateway blended Fund invests and the percentage allocation that such Fund would make to each master portfolio. For these asset allocation services, Funds Management is entitled to receive an annual fee of 0.25% of the Fund's average daily net assets as indicated in the chart below. In order to preserve flexibility to convert to stand-alone funds with a direct advisory relationship, the gateway blended Funds have entered into a "dormant" advisory arrangement with Funds Management. If a gateway blended Fund redeems assets from a master portfolio and invests these assets directly in a portfolio of securities, Funds Management will be entitled to receive a fee for the management of those assets that mirrors the master level dormant advisory fee indicated below.

                                      Advisory Fees                Master Level
Gateway Blended Funds        (Maximum Asset Allocation Fees)  Dormant Advisory Fees*
---------------------------  -------------------------------  ----------------------
Growth Balanced                           0.25%                       0.65%
Moderate Balanced                         0.25%                       0.60%
Strategic Growth Allocation               0.25%                       0.72%
Strategic Income                          0.25%                       0.52%

----------
* Because the gateway blended Funds invest in two or more Master Trust portfolios with varying advisory fees, the dormant advisory fees are based on a formula that reflects a blended fee rate.

Advisory Fees Paid. For the fiscal year-ends shown in the table below, the Funds paid the following advisory fees, and the investment adviser waived the indicated fees:

                                  Year Ended                   Year Ended
         Fund                      9/30/03                      9/30/02
----------------------   --------------------------   --------------------------
                          Fees Paid    Fees Waived     Fees Paid    Fees Waived
                         -----------   ------------   -----------   ------------
Asset Allocation         $ 5,411,003   $  3,237,067   $ 7,520,916   $  3,811,215
Growth Balanced Fund     $ 1,451,156   $  2,092,065   $ 1,606,663   $  1,833,170
Moderate Balanced Fund   $   543,827   $    662,411   $   563,078   $    758,905
Index Allocation         $   355,645   $    213,925   $   684,346   $    199,740
Strategic Growth
Allocation Fund          $   116,088   $    137,270   $   148,289   $     78,147
Strategic Income Fund    $   314,685   $    482,619   $   147,018   $    612,744

                                                    Year Ended
                         Fund                        9/30/01
               ------------------------   ------------------------------
                                            Fees Paid        Fees Waived
                                          ------------      ------------
               Asset Allocation           $ 10,738,878       $ 3,566,627
               Growth Balanced Fund       $  2,259,371       $   724,893
               Moderate Balanced Fund     $  1,070,834       $   302,550
               Index Allocation           $  1,247,165       $    37,500
               Strategic Growth
               Allocation Fund            $    191,792       $    34,060
               Strategic Income Fund      $    415,248       $   315,305

        General. Each Fund's Advisory Contract will continue in effect for more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Advisory Contract or "interested persons" (as defined under the 1940 Act) of any such party. A Fund's Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

INVESTMENT SUB-ADVISER.

        Funds Management has engaged Wells Capital Management Incorporated ("Wells Capital Management") to serve as investment sub-adviser to the stand-alone Funds. Subject to the direction of the Trust's Board and the overall supervision and control of Funds Management and the Trusts, Wells Capital Management makes recommendations regarding the investment and reinvestment of the Funds' assets. Wells Capital Management furnishes to Funds Management periodic reports on the investment activity and performance of the stand-alone Funds. Wells Capital Management also furnishes such additional reports and information as Funds Management and the Trust's Board may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to Wells Capital Management.

        For providing investment sub-advisory services to the Asset Allocation and Index Allocation Funds, Wells Capital Management is entitled to receive an annual fee of 0.15% of the first $1 billion of each Fund's average daily net assets, and 0.10% of each Fund's average daily net assets over $1 billion. These fees may be paid by Funds Management or directly by the Funds. If the sub-advisory fee is paid directly by a Fund, the compensation paid to Funds Management for advisory fees will be reduced accordingly.

INVESTMENT SUB-ADVISERS - MASTER PORTFOLIOS.

        Growth Balanced, Moderate Balanced, Strategic Growth Allocation and Strategic Income Funds. Funds Management has engaged Cadence Capital Management ("Cadence"), Galliard Capital Management, Inc. ("Galliard"), LSV Asset Management ("LSV"), Peregrine Capital Management, Inc. ("Peregrine"), Smith Asset Management Group ("Smith"), Systematic Financial Management, L.P. ("Systematic") and Wells Capital Management to serve as investment sub-advisers to the master portfolios of Master Trust in which the gateway blended Funds invest, as listed in the chart below (collectively, the "Sub-Advisers"). Subject to the direction of the Trust's and Master Trust's Boards, and the overall supervision and control of Funds Management, the Trust and Master Trust, the Sub-Advisers make recommendations regarding the investment and reinvestment of the gateway blended Funds' assets. The Sub-Advisers furnish to Funds Management periodic reports on the investment activity and performance of the Funds. The Sub-Advisers also furnish such additional reports and information as Funds Management, the Trust's and Master Trust's Boards and officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to Wells Capital Management, Galliard and Peregrine.

        As compensation for sub-advisory services, Cadence, Galliard, Peregrine, Smith, Systematic and Wells Capital Management are each entitled to receive the following fees:

   MASTER PORTFOLIO        SUB-ADVISER                FEES
----------------------  -----------------  ---------------------------
Disciplined Growth       Smith                     0-200M   0.30%
                                                 200-500M   0.20%
                                                    >500M   0.15%

Equity Income            Wells Capital             0-200M   0.25%
                         Management              200-400M   0.20%
                                                    >400M   0.15%

Index                    Wells Capital             0-200M   0.02%
                         Management                 >200M   0.01%

International Equity     Wells Capital             0-200M   0.35%
                         Management                 >200M   0.25%

Large Cap Appreciation   Cadence                   0-250M   0.30%
                                                 250-500M   0.20%
                                           500M-1 billion   0.15%
                                               >1 billion   0.10%

Large Company Growth     Peregrine                  0-25M   0.75%
                                                   25-50M   0.60%
                                                  50-275M   0.50%
                                                    >275M   0.30%

   MASTER PORTFOLIO        SUB-ADVISER                FEES
----------------------  -----------------  ------------------------------
Large Cap Value          Systematic         0-150M                  0.30%
                                            150M-350M               0.20%
                                            350M-750M               0.15%
                                            750M-1 billion          0.13%
                                            greater than 1 billion  0.10%

Managed Fixed Income     Galliard                  0-500M   0.10%
                                                500-1500M   0.05%
                                                   >1500M   0.03%

Small Cap Index          Wells Capital             0-200M   0.02%
                         Management                 >200M   0.01%

Small Company Growth     Peregrine                  0-50M   0.90%
                                                  50-180M   0.75%
                                                 180-340M   0.65%
                                                 340-685M   0.50%
                                                 685-735M   0.52%
                                                    >735M   0.55%

Small Company Value      Peregrine                 0-175M   0.50%
                                                    >175M   0.75%

Stable Income            Galliard                  0-500M   0.10%
                                                500-1500M   0.05%
                                                   >1500M   0.03%

Strategic Value Bond     Galliard                  0-500M   0.10%
                                                500-1500M   0.05%
                                                   >1500M   0.03%

Tactical Maturity Bond   Peregrine                  0-10M   0.40%
                                                   10-25M   0.30%
                                                  25-300M   0.20%
                                                    >300M   0.10%

        For providing investment sub-advisory services, including asset allocation services, to the Growth Balanced, Moderate Balanced, Strategic Growth Allocation and Strategic Income Funds, WCM also is entitled to receive an annual fee of 0.05% of the average daily net assets of each of these Funds.

        Similar to the "dormant" investment advisory arrangement with Funds Management, each gateway blended Fund has a dormant sub-advisory arrangement with some or all of the Sub-Advisers that sub-advise the master portfolios in which the gateway blended Funds invest. Under such an arrangement, a Sub-Adviser receives no sub-advisory fee as long as a gateway Fund invests all (or substantially all) of its assets in one or more master portfolios. In the event that a gateway Fund redeems its assets from a master portfolio and invests them directly using the Sub-Adviser, the Sub-Adviser would be entitled to receive a sub-advisory fee at the same rate the Sub-Adviser received from the master portfolio for investing the portion of the gateway Fund's assets formerly invested in the master portfolio. The Sub-Adviser would be compensated for its services by Funds Management from the advisory fees Funds Management receives for its services as Adviser.

        Unaffiliated Sub-Adviser. For the periods indicated below, Funds Management/Wells Fargo Bank paid to BGFA, an unaffiliated sub-adviser, the following sub-advisory fees, without waivers:

                                          Period ended       Year Ended
                      Fund                  4/14/02           9/30/01
          ----------------------------    ------------       -----------
          Asset Allocation                $  1,064,606       $ 2,243,869
          Index Allocation                $    100,721       $   241,539

        Administrator. The Trust has retained Funds Management (the "Administrator") as administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Funds' operations, including communication, coordination, and supervision services with regard to the Funds' transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds' investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds' transfer agent, custodian, and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services.

        In addition, Funds Management has agreed to pay all of the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. Because the administrative services provided by Funds Management vary by class, the fees payable to Funds Management also vary by class. For providing administrative services, including paying the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee of 0.33% of the average daily net assets of a Fund's Class A, Class B or Class C shares and 0.25% of the average daily net assets of a Fund's Institutional Class shares.

Administrative Fees Paid. For the fiscal year-ends shown in the table below, the Funds paid the following administrative fees, and the administrator waived the indicated fees:

                                       Year Ended         Year Ended                Year Ended
                                         9/30/03            9/30/02                   9/30/01
                                       ----------         ----------          ----------------------
                  Fund                 Funds Mgmt         Funds Mgmt          Funds Mgmt/Wells Fargo
          ----------------------
          Asset Allocation             $ 4,352,654        $ 2,176,497              $ 2,682,282
          Growth Balanced              $ 3,414,310        $ 2,063,900              $ 1,790,575
          Moderate Balanced            $ 1,201,095        $   793,190              $   824,030
          Index Allocation             $   275,826        $   169,512              $   240,875
          Strategic Growth             $   231,162        $   135,862              $   135,511
          Allocation
          Strategic Income             $   780,813        $   455,857              $   438,332

        Distributor. Stephens Inc. ("Stephens," or the "Distributor"), located at 111 Center Street, Little Rock, Arkansas 72201, serves as distributor for the Funds. The Funds that offer Class B and Class C shares have adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for such shares. The Plan was adopted by the Board, including a majority of the Trustees who were not "interested persons" (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").

        Under the Plan and pursuant to the related Distribution Agreement, the Class B and Class C shares of the Asset Allocation Fund, Growth Balanced Fund, Index Allocation Fund and Moderate Balanced Fund pay Stephens, on a monthly basis, an annual fee of 0.75% of the average daily net assets attributable to each class as compensation for distribution-related services or as reimbursement for distribution-related expenses.

        The actual fee payable to the Distributor by the above-indicated Funds and classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

        The dollar amount of Rule 12b-1 fees paid to Stephens pursuant to each Fund's Rule 12b-1 Plan listed below for the fiscal year beginning October 1, 2002 and ended September 30, 2003 are as follows:

                                                             Printing,                                Comp.
                                                             Mailing &       Compensation to           to
       Fund                Total          Advertising        Prospectus        Underwriters          Br/Dlrs            Other*
------------------      -----------       -----------        ----------      ---------------        ---------        -----------
Asset Allocation
   Class B              $ 2,294,661          $ 0                $ 0             $       0           $      0         $ 2,294,661
   Class C              $   185,027          $ 0                $ 0             $ 141,927           $ 43,100         $         0

Growth Balanced
   Class B              $   555,394          $ 0                $ 0             $       0           $      0         $   555,394
   Class C              $   162,307          $ 0                $ 0             $  66,484           $ 95,823         $         0

                                                             Printing,                                Comp.
                                                             Mailing &       Compensation to           to
       Fund                Total          Advertising        Prospectus        Underwriters          Br/Dlrs            Other*
------------------      -----------       -----------        ----------      ---------------        ---------        -----------
Index Allocation
   Class B              $    96,010          $ 0                $ 0             $       0           $      0         $    96,010
   Class C              $   174,996          $ 0                $ 0             $ 165,837           $  9,159         $         0

----------
* Stephens has entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, Stephens has assigned certain amounts that it is entitled to receive pursuant to the Distribution Plan to the third party lender, as reimbursement and consideration for these payments.

        General. The Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of the Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days' written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

        The Plan provides that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such disinterested Trustees.

        Wells Fargo Bank and Funds Management, interested persons (as that term is defined in Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Funds' shares pursuant to selling agreements with Stephens authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Board has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.

        Shareholder Servicing Agent. The Funds have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder

Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request.

        For providing investor services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Fund, as indicated below, on an annualized basis of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Shareholder Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Fund shall not be obligated to make any payments under such plans or related agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

        FUND                                           FEE
        ----                                          -----
        Asset Allocation
             Class A                                  0.25%
             Class B                                  0.25%
             Class C                                  0.25%
             Institutional Class                      0.10%

        Growth Balanced
             Class A                                  0.25%
             Class B                                  0.25%
             Class C                                  0.25%
             Institutional Class                      None

        Index Allocation
             Class A                                  0.25%
             Class B                                  0.25%
             Class C                                  0.25%

        Moderate Balanced
             Class A                                  0.25%
             Class B                                  0.25%
             Class C                                  0.25%
             Institutional Class                      None

        Strategic Growth Allocation
             Institutional Class                      None

        Strategic Income
             Institutional Class                      None

        General. The Servicing Plan will continue in effect from year to year if such continuance is approved by a majority vote of the Trustees of the Trust, and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

        The Shareholder Servicing Plan requires that the Administrator shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Shareholder Servicing Plan.

        Custodian. Wells Fargo Bank, located at Norwest Center, 6th and Marquette, Minneapolis, Minnesota 55479, acts as the custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund, and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive an annual fee at the rate of 0.02% of the average daily net assets of each Fund, except for the gateway blended Funds. The gateway blended Funds are not charged a custody fee at the gateway level provided that they invest in the master portfolios of Master Trust.

        Fund Accountant. Effective the first quarter 2003, PFPC, Inc. ("PFPC"), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant for the Funds. For its services as fund accountant, PFPC is entitled to receive an annual asset based Fund Complex fee listed in the chart below:

             Average Fund Complex
              Daily Net Assets            Annual Asset Based Fees
           -------------------------    ---------------------------
                $0-85 billion                    0.0057%
                >$85 billion                     0.0025%

Each Fund's share of the annual asset based Fund Complex fee will be based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex (excluding the Master Trust portfolios). PFPC also will be entitled to receive an annual fee of $20,000 from each Fund. Finally, PFPC will be entitled to receive certain out-of-pocket expenses.

        Prior to PFPC, Forum Accounting Services, LLC ("Forum Accounting") served as fund accountant for the Funds. In addition, each Fund paid a monthly fee of $1,000 for each additional class beyond the first, and for its services as fund accountant, Forum Accounting received a monthly base fee per Fund of $5,000. In addition, each Fund paid a monthly fee of $1,000 for each additional class beyond the first, and Forum Accounting also received a fee equal to 0.0025% of the average daily net assets of each Fund (excluding the net assets invested in master portfolios of Master Trust which paid Forum Accounting a similar fee).

        Transfer and Dividend Disbursing Agent. Boston Financial Data Services, Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and dividend disbursing agent for the Funds. For providing such services, BFDS is entitled to receive fees from the Administrator.

        Underwriting Commissions. Stephens serves as the principal underwriter distributing securities of the Funds on a continuous basis. Stephens served as principal underwriter of the Stagecoach predecessor portfolios whereas Forum served as underwriter of the predecessor Norwest portfolios. For the periods listed below, the aggregate dollar amount of underwriting commissions paid to Stephens and the amounts retained by Stephens are as follows:

         Year Ended                     Year Ended                   Year Ended
          9/30/03                        9/30/02                      9/30/01
  -----------------------        -----------------------      -----------------------
     Paid        Retained           Paid       Retained          Paid       Retained
  ---------     ---------        -----------   ---------      -----------   ---------
  $ 532,935     $ 105,628        $ 2,112,646   $ 323,301      $ 3,175,539   $ 260,940

        CODE OF ETHICS.

        The Fund Complex, the Adviser, and the Sub-Advisers each have adopted a code of ethics which contains policies on personal securities transactions by "access persons." These policies comply with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. For purposes of a code of ethics, an access person means (i) a director, trustee or officer of a fund or investment adviser; (ii) any employee of a fund or adviser (or any company in a control relationship to a fund or investment adviser) who, in connection makes, participates in, or obtains information about the purchase or sale of securities by a fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to a fund or investment adviser who obtains information concerning recommendations made to a fund regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions under Rule 17j-1. The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, Adviser, and Sub-Advisers are on public file with, and are available from, the SEC.

                            PERFORMANCE CALCULATIONS

        The Funds may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

        In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

        Performance information for a Fund may be useful in reviewing the performance of such Fund or class of shares and for providing a basis for comparison with investment alternatives. The performance of a Fund, however, may not be comparable to the performance from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate performance.

        Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Funds. Annual and Semi-Annual Reports for the Funds may contain additional performance information, and are available free of charge upon request.

        Average Annual Total Return: The Funds may advertise certain total return information. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula:
P(1+T)[POWER OF n]=ERV. Average annual total return information for the Funds' fiscal year ended September 30, 2003, is incorporated by reference to the Funds' Annual Report.

        Average Annual Total Return (After Taxes on Distributions). As and to the extent required by the SEC, a Fund's average annual total returns (after taxes on distributions) ("T") is computed by using the redeemable value at the end of a specified period, after deducting taxes on Fund distributions but without redemption of Fund shares ("ATV[BASE OF D]") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)[POWER OF n]=ATV[BASE OF D].

        Average Annual Total Return (After Taxes on Distributions and Redemption). As and to the extent required by the SEC, a Fund's average annual total returns (after taxes on distributions and redemption) ("T") is computed by using the redeemable value at the end of a specified period, after deducting taxes on Fund distributions and redemption of Fund shares ("ATV[BASE OF DR]"), of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)[POWER OF n]=ATV[BASE OF DR].

        All of the above average annual total return information, along with the before-tax average annual total returns for an appropriate broad-based index, for the calendar year ended December 31, 2003, is presented in the Prospectuses.

        From time to time and only to the extent the comparison is appropriate for a Fund or a class of shares, the Trust may quote the performance or price-earnings ratio of a Fund or a class of the Fund in advertising and other types of literature as compared to the performance of managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities, or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria.

        Any such comparisons may be useful to investors who wish to compare past performance of the Funds or a class of shares with the performance of a Fund's competitors. Of course, past performance cannot be a guarantee of future results. The Trust also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker-dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

        The Trust also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for each class of shares of a Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in each class of shares of a Fund; (ii) other government statistics; (iii) the effect of tax-deferred compounding on the investment returns of each class of shares of a Fund or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in each class of shares of the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of net investment income and realized capital gains and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the historical performance or current or potential value of each class of shares of a Fund with respect to the particular industry or sector.

        The Trust also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Trust also may include in advertising and other types of literature information and other data from reports and studies, including information regarding federal and state tax levels and the related "Tax Freedom Day."

        The Trust also may discuss in advertising and other types of literature that a Fund has been assigned a rating by an NRSRO, such as S&P. Such rating would assess the creditworthiness of the investments held by a Fund. The assigned rating would not be a recommendation to purchase, sell or hold a Fund's shares since the rating would not comment on the market price of a Fund's shares or the suitability of a Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to a Fund or its investments. The Trust may compare the performance of each class of shares of a Fund with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare each class's past performance with other rated investments.

        From time to time, a Fund may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Trust, provides various services to its customers that are also shareholders of the Funds. These services may include access to the Trust's account information through Automated

Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Wells Fargo Funds Trust account statements."

        The Trust also may disclose in advertising and other types of sales literature the assets and categories of assets under management by the Trust's investment adviser and the total amount of assets and mutual fund assets managed by Funds Management. As of September 30, 2003, Funds Management and its affiliates managed over $72 billion in mutual fund assets.

        The Trust may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an online application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Trust may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                        DETERMINATION OF NET ASSET VALUE

        NAV per share for each Fund is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Funds' shares.

        Each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange ("closing price"), and if there is no sale, based on the latest bid quotations. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at The Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. A Fund is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value such that a market quotation is not "readily available." The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or the latest bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market quotation is readily available and, if not, what fair value to assign to the security. In light of the judgment involved in fair valuation decisions, there can be no assurance that a fair value assigned to a particular security is accurate.

        Money market instruments and debt instruments maturing in 60 days or less are valued at amortized cost. Future contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices for fixed-income and other securities may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

        Shares of the Funds may be purchased on any day the Funds are open for business. Each Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

        Purchase orders for a Fund received before such Fund's NAV calculation time generally are processed at such time on that Business Day. Purchase Orders received after a Fund's NAV calculation time generally are processed at such Fund's NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Funds will close early. On these days, the NAV calculation time and the dividend, purchase and redemption cut-off times for the Funds may be earlier then their stated NAV calculation time described above.

        Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Funds. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

        The Funds reserve the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Trust may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust's responsibilities under the 1940 Act. In addition, the Trust may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectuses.

The dealer reallowance for Class A shares is as follows:

                                   FRONT-END SALES      FRONT-END SALES           DEALER
                                     CHARGE AS %          CHARGE AS %           REALLOWANCE
                 AMOUNT               OF PUBLIC          OF NET AMOUNT        AS % OF PUBLIC
              OF PURCHASE           OFFERING PRICE          INVESTED          OFFERING PRICE
        ------------------------- ------------------- --------------------- --------------------
        Less than $50,000               5.75%                6.10%                 5.00%

        $50,000 to $99,999              4.75%                4.99%                 4.00%

        $100,000 to $249,999            3.75%                3.90%                 3.00%

        $250,000 to $499,999            2.75%                2.83%                 2.25%

        $500,000 to $999,999            2.00%                2.04%                 1.75%

        $1,000,000 and over/1/          0.00%                0.00%                 1.00%

        /1/ We will assess Class A share purchases of $1,000,000 or more a 1.00% contingent deferred sales charge ("CDSC") if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. The CDSC percentage you pay on Class A shares purchased prior to February 1, 2004 is applied to the lower of the NAV of the shares on the date of original purchase or the NAV on the date of redemption. For shares purchased on or after February 1, 2004, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

        Purchases and Redemptions for Existing Wells Fargo Funds Account Holders Via the Internet. Class A, Class B and Class C shareholders with an existing Wells Fargo Funds account may purchase additional shares of classes of Funds that they already own, and redeem existing shares, via the Internet. For purchases, such account holders must have a bank account linked to their Wells Fargo Funds account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder's address of record. We expect that in the future, Internet account access will be available for institutional clients of the Wells Fargo Funds. Shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com for further details.

        Purchases and Redemptions Through Brokers and/or Their Affiliates. A broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectuses in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker's authorized designee, receives the order, and such orders will be priced at the Fund's NAV next calculated after they are received by the authorized broker or the broker's designee.

        Reduced Sales Charges for Former Norwest Advantage Fund Class B Shareholders. No CDSC is imposed on redemptions of Class B shares of a former Norwest Advantage Fund purchased prior to October 1, 1999, to effect a distribution (other than a lump sum distribution) from an Individual Retirement Account ("IRA"), Keogh plan or Section 403(b) custodial account or from a qualified retirement plan.

        Reduced Sales Charges for Certain Former Montgomery Fund Class P and Class R Shareholders. In connection with the reorganization of certain Montgomery Funds into certain Wells Fargo Funds, shareholders who purchased Class P and Class R shares of the Montgomery Funds directly from the Montgomery Funds, and who became Wells Fargo Fund shareholders in the reorganization, will be permitted to purchase Class A shares of any Wells Fargo Fund, and any unnamed shares of the WealthBuilder Portfolios, at NAV. Shareholders who did not purchase such shares directly may be permitted to make additional investments in the respective acquiring Wells Fargo Fund at NAV. Please contact your account representative for details.

        Reduced Sales Charges for Employees of the Transfer Agent. Employees of BFDS, transfer agent for the Trust, may purchase Class A shares at NAV.

        Temporary Waiver of Sales Charges for Certain Purchases. Through April 30, 2004, no front-end sales charge will be imposed on any purchase of shares of Wells Fargo WealthBuilder Portfolios or Class A shares of any other Wells Fargo Fund if: (i) such purchase is made with the proceeds of a redemption from any mutual fund that is not in the Wells Fargo Funds family within 120 days from the date of the redemption; and (ii) an initial or contingent deferred sales charge was paid on the prior investment in such mutual fund. Investors will be required to provide appropriate proof of eligibility for this sales charge waiver. Not all selling agents are participating in this program. If you intend to purchase shares through a selling agent, please consult your selling agent to determine their participation in this program.

        Reduced Sales Charges for Certain Holders of Class C Shares. No CDSC is imposed on redemptions of Class C shares where a fund did not pay a sales commission at the time of purchase.

        Reduced Sales Charges for Certain Former Fiduciary Accounts. Certain former fiduciary accounts that were previously invested in a Wells Fargo Fund may use the proceeds of the redemption from such Fund to purchase Class A shares of any Wells Fargo Fund at NAV. Shareholders may be required to provide appropriate proof of eligibility for this sales charge reduction.

                             PORTFOLIO TRANSACTIONS

        The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust's Board and the supervision of the Adviser, a Fund's Sub-Adviser is responsible for the Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Sub-Adviser to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer's risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm; the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission, if any. While each Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

        Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, Stephens or affiliated brokers. In the over-the-counter market, securities are generally traded on a "net" basis with broker-dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

        Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to broker-dealers serving as market makers for the securities at a net price. Each of the Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of broker-dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which Stephens or Funds Management is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Trustees.

        In placing orders for portfolio securities of a Fund, each Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees each Sub-Adviser's trade execution procedures to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

        Each Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, the Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. The Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, the Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by each Sub-Adviser under the advisory contracts, and the expenses of each Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which a Sub -Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.

        Portfolio Turnover. The portfolio turnover rate is not a limiting factor when a Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also may result in adverse tax consequences to a Fund's shareholders. Portfolio turnover rate is not a limiting factor when Funds Management deems portfolio changes appropriate.

        Brokerage Commissions. For the fiscal years indicated below, the Funds listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:

         FUND                   YEAR ENDED 9/30/03      YEAR ENDED 9/30/02      YEAR ENDED 9/30/01
         ----                   ------------------      ------------------      ------------------
         Asset Allocation            $ 39,025                $ 65,364                $ 283,034
         Index Allocation            $  2,817                $ 13,820                $  20,183

        For the past three fiscal years ended September 30, the gateway blended Funds' Sub-Advisers did not direct brokerage transactions to a broker for research services.

        Securities of Regular Broker-Dealers. As of September 30, 2003, the following Funds held securities of their regular broker-dealers as indicated in the amounts shown:

        FUND                   BROKER-DEALER                               AMOUNT
        ----                   -------------                               --------------
        Asset Allocation       Merrill Lynch Pierce Fenner & Smith         $    3,609,474
                               Lehman Brothers Holdings, Inc.              $    1,205,101
                               Goldman Sachs & Co.                         $    2,868,205
                               Morgan (J.P.) Securities, Inc.              $    3,957,931
                               Banc of America Securities, LLC             $    8,411,385
                               Bear Stearns & Co., Inc.                    $      537,737
        Index Allocation       Merrill Lynch Pierce Fenner & Smith         $      370,642
                               Bear Stearns & Co., Inc.                    $       55,128
                               Banc of America Securities, LLC             $      870,146
                               Morgan (J.P.) Securities, Inc.              $      408,322
                               Goldman Sachs & Co.                         $      293,231
                               Merrill Lynch Pierce Fenner & Smith         $      370,642
                               Lehman Brothers Holdings, Inc.              $      124,689

                                  FUND EXPENSES

        From time to time, Funds Management may waive fees from the Funds in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance.

        Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the funds of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust's Board deems equitable.

                              FEDERAL INCOME TAXES

        The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Taxes." The Prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code (the

"Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

        A shareholder's tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or IRAs), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

        The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

        Qualification as a Regulated Investment Company. The Trust intends to continue to qualify each Fund as a "regulated investment company" under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund's shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, rather than to the Trust as a whole. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

        In order to qualify as a regulated investment company under the Code, each Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). Pursuant to future regulations, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains which are directly related to a Fund's principal business of investing in stock or securities. Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or in two or more issuers the Fund controls and which are engaged in the same or similar trades or businesses. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

        In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, as well as 90% of its net tax-exempt income earned in each taxable year. A Fund generally will not be subject to federal income tax on the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

        If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, such Fund would be taxed in the same manner as an ordinary corporation without any deduction for distributions to shareholders, and all distributions from the Fund's earnings and profits (including any distributions of net tax-exempt income and net long-term capital gains) to its shareholders would be taxable as ordinary income. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

        Equalization Accounting. Under the Code, the Funds may use the so-called "equalization method" of accounting to allocate a portion of their "earnings and profits," which generally equals a Fund's undistributed net investment income and realized capital gains, with certain adjustments to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds, and thus the use of this method may be subject to IRS scrutiny.

        Capital Loss Carry-Forwards. A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses.

        Excise Tax. A 4% nondeductible excise tax will be imposed on each Fund's net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12 month period ending on October 31, and all of its ordinary income and capital gains from previous years that were not distributed during such years. Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.

        Investment through Master Portfolios. Some of the Funds seek to continue to qualify as regulated investment companies by investing their assets through one or more master portfolios. Each master portfolio will be treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in the corresponding master portfolio, as disregarded from the Fund) for federal income tax purposes rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a master portfolio will be deemed to have been realized (i.e., "passed-through") to its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the master portfolio. Each investor in a master portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular master portfolio, the Code and Treasury Regulations, in determining such investor's federal income tax liability. Therefore, to the extent that a master portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the master portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, each master portfolio's assets, income and distributions will be managed in such a way that an investor in a master portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the master portfolio.

        Taxation of Fund Investments. In general, if a Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

        If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount ("OID"), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold.

        If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

        Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed "Section 1256 contracts." A Fund will be required to "mark to market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market rule and the "60%/40%" rule.

        Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds a Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

        Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income of long-term capital gain, may be increased or decreased substantially as compared to if a Fund had not engaged in such transactions.

        If a Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund's holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund's holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

        The amount of long-term capital gain a Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

        "Passive foreign investment corporations" ("PFICs") are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If a Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and IRS interest charges on "excess distributions" received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

        A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Fund may incur the tax and interest charges described above in some instances.

        Rules governing the federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be jeopardized. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

        In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

        Taxation of Distributions. For federal income tax purposes, a Fund's earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated pro rata over the entire year. All distributions paid out of a Fund's earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported on each shareholder's federal income tax return. Distributions in excess of a Fund's earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in his or her Fund shares and then capital gain. A Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

        Distributions designated by a Fund as a capital gain distribution will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Each Fund will designate capital gains distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

        Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. Government if the Fund meets the state's minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax -free treatment. This exemption may not apply to corporate shareholders.

        Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange. Under certain circumstances, an individual shareholder receiving qualified dividend income from a Fund, explained further below, may be required to treat a loss on the sale or exchange of Fund shares as a long-term capital loss.

        If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be included in the tax basis of the purchased shares.

        If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

        Foreign Taxes. Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, none of the Funds expect to qualify for this election.

        Federal Income Tax Rates. As of the printing of this SAI, under recently enacted tax legislation, the maximum individual federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) net capital gain realized prior to May 6, 2003 generally is 20%; and (iii) net capital gain realized on or after May 6, 2003 generally is 15%. The date on which a Fund sells or exchanges a security is the date used in determining whether any net capital gain from such sale or exchange distributed to an individual shareholder will qualify for the pre-May 6 or post-May 5 net capital gain federal income tax rate.

        Such recently enacted tax legislation also provides for a maximum individual federal income tax rate applicable to "qualified dividend income" of 15%. In general, "qualified dividend income" is income attributable to dividends received from certain domestic and foreign corporations on or after January 1, 2003, as long as certain holding period requirements are met. If 95% or more of a Fund's gross income constitutes qualified dividend income, all of its distributions will be treated as qualified dividend income in the hands of individual shareholders, as long as they meet certain holding period requirements set forth below for their Fund shares. If less than 95% of the Fund's income is attributable to qualified dividend income, then only the portion of the Fund's distributions that are attributable to and designated as such in a timely manner will be so treated in the hands of individual shareholders. A Fund will only be treated as realizing qualified dividend income to the extent it receives dividends from certain domestic and foreign corporations and the Fund has held the shares of the stock producing the dividend for at least 61 days during the 120-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend. A longer holding period applies to investments in preferred stock. (Only dividends from direct investments will qualify. Payments received by the Fund from securities lending, repurchase and other derivative transactions ordinarily will not.) Furthermore, an individual Fund shareholder can only treat a Fund distribution designated as qualified dividend income as such if he or she as held the Fund shares producing the distribution for at least 61 days during the 120-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend. No assurance can be given as to what portion, if any, of the Fund's dividend income distributed to shareholders will qualify for the reduced rate of taxation.

        The maximum corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Marginal tax rates may be higher for some shareholders to reduce or eliminate the benefit of lower marginal income tax rates. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various "sunset" provisions of laws enacted in 2001 and 2004.

        Backup Withholding. The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% ("backup withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies under penalty of perjury that the

"taxpayer identification number" ("TIN"), generally the shareholder's social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Fund that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her federal income tax return, provided that the required information is furnished to the IRS. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase in future years under "sunset" provisions of law enacted in 2001.

        Tax-Deferred Plans. The shares of the Funds are available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans ("SEP-IRAs"), Savings Incentive Match Plans for Employees ("SIMPLE Plans"), Roth IRAs, and Coverdell Education Savings Accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through a tax-advantaged plan or account.

        Corporate Shareholders. Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In general, a distribution by a Fund attributable to dividends of a domestic corporation will only be eligible for the deduction if: (i) the corporate shareholder holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund holds the shares of the domestic corporation producing the dividend income in an unleveraged position for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income. A longer holding period applies to investments in preferred stock.

        Foreign Shareholders. Under the Code, distributions attributable to ordinary income, net short-term capital gain and certain other items realized by a Fund and paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or foreign corporation ("foreign shareholders") generally will be subject to a withholding tax at a flat rate of 30% or a lower treaty rate, if an income tax treaty applies, provided the Fund obtains a properly completed and signed certificate of foreign status. This tax generally is not refundable. However, if a distribution paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, the withholding tax will not apply and the distribution will be subject to the reporting and withholding requirements generally applicable to U.S. persons. In general, foreign shareholders' capital gains realized on the disposition of Fund shares and capital gains distributions are not subject to federal income tax, withholding or otherwise, provided the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) the gains or losses are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, or (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met. If the capital gains or losses are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to a income tax treaty, the reporting and withholding requirements applicable to U.S. persons generally applies. If the capital gains and losses are not effectively connected for this purpose, but the foreign shareholder exceeds the 183 day limitation, the gains will be subject to a withholding tax at a flat rate of 30% or the lower treaty rate, if an income tax treaty applies.

        If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder's death, Fund shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

        The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

        Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

                      PROXY VOTING POLICIES AND PROCEDURES

        The Trusts and Funds Management have adopted policies and procedures ("Procedures") that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders.

        The responsibility for voting proxies relating to the Funds' portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While the Funds do not purchase securities to exercise control or to seek to effect corporate change through share ownership, they support sound corporate governance practices within companies in which they invest and reflect that support through their proxy voting process.

        Funds Management has established a Proxy Voting Committee (the "Proxy Committee") that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

        The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted.

        The Procedures set forth Funds Management's general position on various proposals, such as:

        - Routine Items - Funds Management will generally vote for the ratification of auditors, uncontested director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

        - Corporate Governance - Funds Management will generally vote for charter and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification.

        - Anti-Takeover Matters - Funds Management generally will vote for proposals that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company's poison pill.

        - Mergers/Acquisitions and Corporate Restructurings - Funds Management's Proxy Committee will examine these items on a case-by-case basis.

        - Shareholder Rights - Funds Management will generally vote against proposals that may restrict shareholder rights.

        In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

        In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Funds' voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, either the Proxy Committee will instruct the proxy voting agent to vote in accordance with the recommendation the proxy voting agent makes to its clients generally, or the Trust's Board will exercise its authority to vote on the matter. In addition, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

        In order to not hinder possible economic benefits to the Funds and Fund shareholders, Funds Management will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. In addition, securities on loan will typically not be recalled to facilitate voting. However, if the Proxy Committee determines that the importance of the matter to be voted upon outweighs any potential loss of benefits or revenue, the security will be recalled for voting.

        Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 will be available annually, beginning no later than August 31, 2004, through the Funds' website at wellsfargofunds.com and on the Commission's website at http://www.sec.gov.

                                  CAPITAL STOCK

        The Funds are six of the funds in the Wells Fargo Funds Trust family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

        Most of the Trust's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors. Certain of the Trust's Funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a Fund represents an equal, proportionate interest in the fund with all other shares. Shareholders bear their pro rata portion of a Fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

        With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract, since it affects only one Fund, is a matter to be determined separately by series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

        As used in the Prospectuses and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a class of shares of a Fund, means the vote of the lesser of (i) 67% of the shares of the class represented at a meeting if the holders of more than 50% of the outstanding shares of the class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the class of the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.

        Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued, will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.

        Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund or portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

        Set forth below, as of January 12 , 2004, is the name, address and share ownership of each person known by the Trust to have beneficial or record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities as a whole. The term "N/A" is used where a shareholder holds 5% or more of a class, but less than 5% of a Fund as a whole.

                      5% OWNERSHIP AS OF JANUARY 12, 2004

                                                                         TYPE OF         PERCENTAGE
           FUND                    NAME AND ADDRESS                     OWNERSHIP         OF CLASS
           ----                    ----------------                     ---------         --------
Asset Allocation Fund
Class A                    N/A

Class B                    N/A

Class C                    N/A

Institutional Class        Wells Fargo Bank MN NA FBO                   Record             84.00%
                           Stagecoach Balanced FD CL I
                           ATTN: Mutual Fund OPS
                           P.O. Box 1533
                           Minneapolis, MN 55480-1533

                                                                         TYPE OF         PERCENTAGE
           FUND                    NAME AND ADDRESS                     OWNERSHIP         OF CLASS
           ----                    ----------------                     ---------         --------
Growth Balanced Fund
Class A                    Charles Schwab & Co Inc                      Record              7.47%
                           Special Custody Account
                           Exclusively FBO the Customers
                           101 Montgomery St
                           San Francisco, CA 94104-4122

                           American Enterprise Investment               Record              5.51%
                           Services FBO 890000611
                           PO Box 9446
                           Minneapolis, MN 55440-9446

Class B                    American Enterprise Investment               Record              5.62%
                           Services FBO 890000611
                           PO Box 9446
                           Minneapolis, MN 55440-9446

Class C                    EMJAYCO                                      Record             23.97%
                           Omnibus Account
                           PO Box 170910
                           Milwaukee, WI 53217-0909

Institutional Class        Wells Fargo Bank MN NA FBO                   Record             91.95%
                           Growth Balanced Fund I
                           Attn: Mutual Fund OPS
                           P.O. Box 1533
                           Minneapolis, MN 55480-1533

Index Allocation Fund
Class A                    Wells Fargo Brokerage Services, LLC          Record              9.62%
                           FBO 127597001
                           Northstar Building East 9th Floor
                           608 Second Avenue South
                           Minneapolis MN 55402-1916

                           Stephens Inc                                 Record              9.52%
                           Seed Money
                           ATTN Accounting
                           4111 Center Street
                           Little Rock AR 72201-4402

                           MLPF&S for the Sole Benefit                  Record              8.50%
                           Of its customers
                           ATTN Mutual Fund Administration
                           4800 Deer Lake Dr E Fl #
                           Jacksonville FL 32246-6484

Class B                    N/A

                                                                         TYPE OF         PERCENTAGE
           FUND                    NAME AND ADDRESS                     OWNERSHIP         OF CLASS
           ----                    ----------------                     ---------         --------
Class C                    MLPF&S For The Sole Benefit Of Its           Record             22.03
                           Customers
                           ATTN: Mutual Fund Administration
                           4800 Deer Lake Drive East, 3rd Floor
                           Jacksonville, FL 32246-6484

Moderate Balanced Fund
Class A                    N/A

Class B                    N/A

Class C                    N/A

Institutional Class        Wells Fargo Bank MN NA FBO                   Record             96.39
                           Moderate Balanced I
                           Attn:  Mutual Fund OPS
                           P.O. Box 1533
                           Minneapolis, MN 55480-1533

Strategic Growth
Allocation Fund
Institutional Class        Wells Fargo Bank MN NA                       Record             88.43%
                           Strategic Growth Allocation Fund (I)
                           Distribution Option 104
                           Attn: Mutual Fund OPS
                           P.O. Box 1533
                           Minneapolis, MN 55480-1533

                           American Express Trust Company               Record              9.31%
                           50534 AXP Financial Center
                           Minneapolis MN 55474-0505

Strategic Income Fund
Institutional Class        Wells Fargo Bank Minnesota NA                Record             83.48%
                           Strategic Income I
                           C/O Mutual Fund Processing
                           PO Box 1450 NW 8477
                           Minneapolis, MN 55485-1450

                           American Express Trust Company               Record             13.09%
                           50534 AXP Financial Center
                           Minneapolis MN 55474-0505

        For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to

"control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                      OTHER

        The Trust's Registration Statement, including the Prospectuses and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectuses or the SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                     COUNSEL

        Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Trust, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds' Prospectuses.

                              INDEPENDENT AUDITORS

        KPMG LLP has been selected as the independent auditors for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                              FINANCIAL INFORMATION

        The portfolios of investments and audited financial statements for all of the Funds for the fiscal year ended September 30, 2003 are hereby incorporated by reference to the Funds' Annual Report.

                                    APPENDIX

        The following is a description of the ratings given by S&P and Moody's to corporate and municipal bonds and corporate and municipal commercial paper.

        Corporate Bonds

        S&P

        S&P rates the long-term debt obligations issued by various entities in categories ranging from "AAA" to "D," according to quality, as described below. The first four ratings denote investment-grade securities.

            AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

            AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

            A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

            BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

            BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

            B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

            CCC - Debt CCC is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet timely interest and principal payments.

            Plus (+) or minus(-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

            CC - Debt rated CC is currently highly vulnerable to nonpayment. Debt rated CC is subordinate to senior debt rated CCC.

            C - Debt rated C is currently highly vulnerable to nonpayment. Debt rated C is subordinate to senior debt rated CCC-. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. Debt rated C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

            D - Debt rated D is currently in default, where payment of interest and/or repayment of principal is in arrears.

        Moody's

        Moody's rates the long-term debt obligations issued by various entities in categories ranging from "Aaa" to "C," according to quality, as described below. The first four denote investment-grade securities.

            Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk, and interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

            Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such bonds comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

            A - Bonds rated A possess many favorable investment attributes and are to be considered upper to medium investment-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

            Baa - Bonds rated Baa are considered medium-grade (and still investment-grade) obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

            Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

            B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

            Caa - Bonds rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

            Ca - Bonds rated Ca are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

            C - Bonds rated C are the lowest rated class of bonds. Such bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.

            Moody's applies numerical modifiers (1, 2 and 3) to rating categories. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

        Short-Term Issue Credit Ratings (including Commercial Paper)

            S&P:

            A-1 - Debt rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

            A-2 - Debt rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

            A-3 - Debt rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

            B - Debt rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

            C - Debt rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

            D - Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

            Moody's:

            Prime-1: Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations.

            Prime-2: Issuers rated Prime-2 have a strong ability to repay senior short-term debt obligations, but earnings trends, while sound, will be subject to more variation.

            Prime-3: Issuers rated Prime-3 have acceptable credit quality and an adequate capacity for timely payment of short-term deposit obligations.

            Not Prime: Issuers rated Not Prime have questionable to poor credit quality and an uncertain capacity for timely payment of short-term deposit obligations.

                             WELLS FARGO FUNDS TRUST
                         File Nos. 333-74295; 811-09253

                                     PART C
                                OTHER INFORMATION

Item 23.   Exhibits.

     Exhibit
     Number                                  Description
     ---------                               -----------

     (a)         -  Amended and Restated Declaration of Trust, incorporated by reference to Post-Effective Amendment No. 54, filed December 27, 2002.

     (b)         -  Not Applicable.

     (c)         -  Not Applicable.

     (d)(1)(i)   -  Investment Advisory Agreement with Wells Fargo Funds
                    Management, LLC, incorporated by reference to Post-Effective Amendment No. 66, filed October 1, 2003.

           (ii) - Amended and Restated Fee and Expense Agreement between Wells Fargo Funds Trust and Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 32, filed February 8, 2002; Schedule A, filed herewith.

        (2)(i)   -  Investment Sub-Advisory Agreement with Barclays Global Fund
                    Advisors, incorporated by reference to Post-Effective Amendment No. 22, filed June 15, 2001; Appendix I, incorporated by reference to Post-Effective Amendment No. 49, filed November 1, 2002.

           (ii) - Investment Sub-Advisory Agreement with Galliard Capital Management, Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001; Schedule A, incorporated by reference to Post-Effective Amendment No. 29, filed November 1, 2001; Appendix A, incorporated by reference to Post-Effective Amendment No. 66, filed October 1, 2003.

           (iii) - Investment Sub-Advisory Agreement with Peregrine Capital Management, Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001; Schedule A, incorporated by reference to Post-Effective Amendment No. 32, filed February 8, 2002; Appendix A, incorporated by reference to Post-Effective Amendment No. 66, filed October 1, 2003.

           (iv) - Investment Sub-Advisory Agreement with Schroder Investment Management North America Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001; Schedule A, incorporated by reference to Post-Effective Amendment No. 58, filed June 9, 2003; Appendix A, incorporated by reference to Post-Effective Amendment No. 66, filed October 1, 2003.

           (v) - Investment Sub-Advisory Agreement with Smith Asset Management Group, L.P, incorporated by reference to Post-Effective Amendment No. 49, filed November 1, 2002; Schedule A, filed herewith; Appendix A, incorporated by reference to Post-Effective Amendment No. 66, filed October 1, 2003.

           (vi) - Investment Sub-Advisory Agreement with Wells Capital Management Incorporated, incorporated by reference to Post-Effective Amendment No. 22, filed June 15, 2001; Appendix A, Schedule A, and Appendix A to Schedule A, incorporated by reference to Post-Effective Amendment No. 66, filed October 1, 2003.

           (vii) - Investment Sub-Advisory Agreement with Dresdner RCM Global Investors, LLC, incorporated by reference to Post-Effective Amendment No. 32, filed February 8, 2002; Schedule A, incorporated by reference to Post-Effective Amendment No. 58, filed June 9, 2003; Appendix A, incorporated by reference to Post-Effective Amendment No. 66, filed October 1, 2003.

           (viii) - Not Applicable.

           (ix) - Investment Sub-Advisory Agreement with Cadence Capital Management, incorporated by reference to Post-Effective Amendment No. 26, filed September 12, 2001; Appendix A, incorporated by reference to Post-Effective Amendment No. 66, filed October 1, 2003.

           (x) - Investment Sub-Advisory Agreement with Sutter Advisors LLC, incorporated by reference to Post-Effective Amendment No. 66, filed October 1, 2003.

           (xi) - Investment Sub-Advisory Agreement with Systematic Financial Management, L.P., incorporated by reference to Post-Effective Amendment No. 66, filed October 1, 2003.

           (xii) - Investment Sub-Advisory Agreement with LSV Asset Management, filed herewith.

     (e)         -  Amended and Restated Distribution Agreement along with Form of Selling Agreement, incorporated by reference to Post-Effective Amendment No. 49, filed November 1, 2002; Appendix A, incorporated by reference to Post-Effective Amendment No. 66, filed October 1, 2003.

     (f)         -  Not Applicable.

     (g)(1)      -  Not Applicable.

        (2)      -  Custody Agreement with Wells Fargo Bank Minnesota, N.A., incorporated by reference to Post-Effective Amendment No. 16, filed October 30, 2000; Appendix A, incorporated by reference to Post-Effective Amendment No. 66, filed October 1, 2003.

           (i) - Delegation Agreement (17f-5) with Wells Fargo Bank Minnesota, N.A., incorporated by reference to Post-Effective Amendment No. 16, filed October 30, 2000; Exhibit A, incorporated by reference to Post-Effective Amendment No. 66, filed October 1, 2003.

        (3)      -  Securities Lending Agreement by and among Wells Fargo Funds
                    Trust, Wells Fargo Funds Management, LLC and Wells Fargo Bank Minnesota, N.A., incorporated by reference to Post-Effective Amendment No. 22, filed June 15, 2001; Exhibit A, incorporated by reference to Post-Effective Amendment No. 66, filed October 1, 2003.

        (4)      -  Not Applicable.

     (h)(1)      -  Administration Agreement with Wells Fargo Funds Management,
                    LLC, incorporated by reference to Post-Effective Amendment No. 65, filed August 15, 2003; Appendix A, filed herewith.

        (2)      -  Accounting Services Agreement with PFPC Inc., incorporated by reference to Post-Effective Amendment No. 54, filed December 27, 2002; Exhibit A, incorporated by reference to Post-Effective Amendment No. 66, filed October 1, 2003.

        (3)      -  Transfer Agency and Service Agreement with Boston Financial
                    Data Services, Inc., incorporated by reference to Post-Effective Amendment No. 16, filed October 30, 2000; Amendment to Transfer Agreement, incorporated by reference to Post-Effective Amendment No. 65, filed August 15, 2003; Schedule A, incorporated by reference to Post-Effective Amendment No. 66, filed October 1, 2003.

        (4)      -  Shareholder Servicing Plan, incorporated by reference to
                    Post-Effective Amendment No. 16, filed October 30, 2000; Appendix A, incorporated by reference to Post-Effective Amendment No. 66, filed October 1, 2003.

        (5)      -  Shareholder Servicing Agreement, incorporated by reference to Post-Effective Amendment No. 8, filed December 17, 1999.

     (i)         -  Legal Opinion, filed herewith.

     (j)(A)      -  Consent of Independent Auditors, filed herewith.

     (j)(1)      -  Power of Attorney, Robert C. Brown, incorporated by
                    reference to Post-Effective Amendment No. 65, filed August 15, 2003.

        (2)      -  Not Applicable.

        (3)      -  Not Applicable.

        (4)      -  Power of Attorney, Thomas S. Goho, incorporated by reference to Post-Effective Amendment No. 65, filed August 15, 2003.

        (5)      -  Power of Attorney, Peter G. Gordon, incorporated by
                    reference to Post-Effective Amendment No. 65, filed August 15, 2003.

        (6)      -  Not Applicable.

        (7)      -  Power of Attorney, Richard M. Leach, incorporated by
                    reference to Post-Effective Amendment No. 65, filed August 15, 2003.

        (8)      -  Power of Attorney, J. Tucker Morse, incorporated by
                    reference to Post-Effective Amendment No. 65, filed August 15, 2003.

        (9)      -  Power of Attorney, Timothy J. Penny, incorporated by
                    reference to Post-Effective Amendment No. 65, filed August 15, 2003.

        (10)     -  Power of Attorney, Donald C. Willeke, incorporated by
                    reference to Post-Effective Amendment No. 65, filed August 15, 2003.

        (11)     -  Not Applicable.

        (12)     -  Power of Attorney, Karla M. Rabusch, incorporated by
                    reference to Post-Effective Amendment No. 65, filed August 15, 2003.

        (13)     -  Not Applicable.

        (14)     -  Power of Attorney, Stacie D. DeAngelo, incorporated by
                    reference to Post-Effective Amendment No. 65, filed August 15, 2003.

     (k)         -  Not Applicable.

     (l)         -  Not Applicable.

     (m)         -  Rule 12b-1 Plan, incorporated by reference to Post-Effective
                    Amendment No. 23, filed July 1, 2001; Appendix A, filed herewith (see Exhibit (e) above for related Distribution Agreement).

     (n)         -  Rule 18f-3 Plan, incorporated by reference to Post-Effective
                    Amendment No. 58, filed June 9, 2003; Appendix A, filed herewith.

     (o)         -  Not Applicable.

     (p)(1)      -  Joint Code of Ethics for Funds Trust, Master Trust and
                    Variable Trust, incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001.

        (2)      -  Wells Fargo Funds Management, LLC Code of Ethics,
                    incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001.

        (3)      -  Barclays Global Investors, N.A. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001.

        (4)      -  Dresdner RCM Global Investors, LLC Code of Ethics,
                    incorporated by reference to Post-Effective Amendment No. 15, filed October 2, 2000.

        (5)      -  Galliard Capital Management, Inc. Code of Ethics,
                    incorporated by reference to Post-Effective Amendment No. 15, filed October 2, 2000.

        (6)      -  Peregrine Capital Management, Inc. Code of Ethics,
                    incorporated by reference to Post-Effective Amendment No. 15, filed October 2, 2000.

        (7)      -  Schroder Investment Management North America Inc. Code of
                    Ethics, incorporated by reference to Post-Effective Amendment No. 15, filed October 2, 2000.

        (8)      -  Smith Asset Management Group, L.P. Code of Ethics,
                    incorporated by reference to Post-Effective Amendment No. 15, filed October 2, 2000.

        (9)      -  Wells Capital Management Incorporated Code of Ethics,
                    incorporated by reference to Post-Effective Amendment No. 58, filed June 9, 2003.

        (10)     -  Cadence Capital Management Code of Ethics, incorporated by reference to Post-Effective Amendment No. 67, filed October 31, 2003.

        (11)     -  Not Applicable.

        (12)     -  Sutter Advisors LLC Code of Ethics, incorporated by
                    reference to Post-Effective Amendment No. 54, filed December 27, 2002.

        (13)     -  Systematic Financial Management, L.P. Code of Ethics,
                    incorporated by reference to Post-Effective Amendment No. 66, filed October 1, 2003.

        (14)     -  LSV Asset Management Code of Ethics and Personal Trading
                    Policy, incorporated by reference to Post-Effective Amendment No. 67, filed October 31, 2003.

Item 24.   Persons Controlled by or Under Common Control with the Fund.

           Registrant believes that no person is controlled by or under common control with Registrant.

Item 25.   Indemnification.

           Article V of the Registrant's Declaration of Trust limits the liability and, in certain instances, provides for mandatory indemnification of the Registrant's Trustees, officers, employees, agents and holders of beneficial interests in the Trust. In addition, the Trustees are empowered under Section
3.9 of the Registrant's Declaration of Trust to obtain such insurance policies as they deem necessary.

Item 26.   Business and Other Connections of Investment Adviser.

           (a) Effective March 1, 2001, Wells Fargo Funds Management, LLC ("Funds Management") assumed investment advisory responsibilities for each of the Funds. For providing these services, Funds Management is entitled to receive fees at the same annual rates as were applicable under the advisory contract with Wells Fargo Bank, N.A. ("Wells Fargo Bank"). Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank in early 2001.

                    To the knowledge of Registrant, none of the directors or officers of Funds Management is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that they also hold various positions with and engage in business for Wells Fargo Bank.

           (b) Barclays Global Fund Advisors ("BGFA"), a wholly owned subsidiary of Barclays Global Investors, N.A. ("BGI"), serves as a sub-adviser to various Funds of Wells Fargo Funds Trust (the "Trust") and as adviser or sub-adviser to certain other open-end management investment companies. The descriptions of BGFA in Parts A and

B of the Registration Statement are incorporated by reference herein. The directors and officers of BGFA also serve as directors or officers of BGI. To the knowledge of the Registrant, none of the directors or officers of BGFA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

           (c) Wells Capital Management Incorporated ("Wells Capital Management"), an affiliate of Funds Management, serves as sub-adviser to various Funds of the Trust. The descriptions of Wells Capital Management in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Wells Capital Management is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

           (d) Peregrine Capital Management, Inc. ("Peregrine"), an indirect, wholly owned subsidiary of Wells Fargo & Company, serves as sub-adviser to various Funds of the Trust. The descriptions of Peregrine in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Peregrine is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

           (e) Schroder Investment Management North America Inc. ("Schroder"), serves as sub-adviser to the Small Cap Opportunities Fund of the Trust. The descriptions of Schroder in Parts A and B of the Registration Statement are incorporated by reference herein. Schroder Capital Management International Limited ("Schroder Ltd.") is a United Kingdom affiliate of Schroder which provides investment management services to international clients located principally in the United States. Schroder Ltd. and Schroder p.l.c. are located at 31 Gresham St., London ECZV 7QA, United Kingdom. To the knowledge of the Registrant, none of the directors or officers of Schroder is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

           (f) Galliard Capital Management, Inc. ("Galliard"), an indirect, wholly owned subsidiary of Wells Fargo & Company serves as sub-adviser to various Funds of the Trust. The descriptions of Galliard in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Galliard is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

           (g) Smith Asset Management Group, L.P. ("Smith"), in which Wells Fargo Bank maintains an indirect, minority-ownership interest, serves as sub-adviser to various Funds of the Trust. The descriptions of Smith in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of this sub-adviser is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

           (h) Dresdner RCM Global Investors LLC ("Dresdner"), an indirect, wholly owned subsidiary of Dresdner Bank AG, serves as sub-adviser for the Specialized Technology Fund and Specialized Health Sciences Fund of the Trust. The descriptions of Dresdner in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Dresdner is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

           (i) Cadence Capital Management ("Cadence") serves as sub-adviser for the Large Cap Appreciation Portfolio of Wells Fargo Master Trust ("Master Trust") in which several Funds of the Trust invest. The descriptions of Cadence in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Cadence is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

           (j) Sutter Advisors LLC ("Sutter") serves as the sub-adviser to the High Yield Bond Fund of the Trust. The descriptions of Sutter in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Sutter is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

           (k) Systematic Financial Management, L.P. ("Systematic") serves as the sub-adviser to the Large Cap Value Portfolio of Master Trust in which several Funds of the Trust invest. The descriptions of Systematic in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Systematic is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

           (l) LSV Asset Management ("LSV") serves as sub-adviser to the Overseas Portfolio of Master Trust in which several Funds of the Trust invest. The descriptions of LSV in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of LSV is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

Item 27.   Principal Underwriters.

           (a) Stephens Inc. ("Stephens"), distributor for the Registrant, also acts as principal underwriter for Wells Fargo Variable Trust and Wells Fargo Funds Trust, and is the exclusive placement agent for Wells Fargo Master Trust, all of which are registered open-end management investment companies. Stephens Capital Management, an operating division of Stephens, acts as an investment adviser for certain funds of The Diversified Investors Fund Group, also an open-end management investment company.

           (b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV and Schedules A and D thereto, filed by Stephens with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (File No. 501-15510).

           (c)      Not Applicable.

Item 28.   Location of Accounts and Records.

           (a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at the offices of Wells Fargo Funds Management, LLC, 525 Market Street, 12th Floor, San Francisco, California 94105.

           (b) Wells Fargo Funds Management, LLC maintains all Records relating to its services as investment adviser and administrator at 525 Market Street, 12th Floor, San Francisco, California 94105.

           (c) Boston Financial Data Services, Inc. maintains all Records relating to its services as transfer agent at Two Heritage Drive, Quincy, Massachusetts 02171.

           (d) Barclays Global Fund Advisors and Barclays Global Investors, N.A. maintain all Records relating to their services as sub-adviser (and through April 12, 2002, as custodian for the Asset Allocation and Index Allocation Funds) at 45 Fremont Street, San Francisco, California 94105.

           (e) Stephens Inc. maintains all Records relating to its services as distributor at 111 Center Street, Little Rock, Arkansas 72201.

           (f) Wells Fargo Bank Minnesota, N.A. maintains all Records relating to its services as custodian at 6th & Marquette, Minneapolis, Minnesota 55479-0040.

           (g) Wells Capital Management Incorporated maintains all Records relating to its services as investment sub-adviser at 525 Market Street, 10th Floor, San Francisco, California 94105.

           (h) Peregrine Capital Management, Inc. maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55402.

           (i) Galliard Capital Management, Inc. maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55402.

           (j) Smith Asset Management Group, L.P. maintains all Records relating to its services as investment sub-adviser at 200 Crescent Court, Suite 850, Dallas, Texas 75201.

           (k) Schroder Investment Management North America Inc. maintains all Records relating to its services as investment sub-adviser at 875 Third Avenue, 22nd Floor, New York, New York 10022.

           (l) Dresdner RCM Global Investors, LLC maintains all Records relating to its services as investment sub-adviser at Four Embarcadero Center, San Francisco, California 94111.

           (m) Cadence Capital Management maintains all Records relating to its services as investment sub-adviser at 265 Franklin Street, Boston, Massachusetts 02110.

           (n) Sutter Advisors LLC maintains all Records relating to its services as investment sub-adviser at 550 California Street, San Francisco, California 94104.

           (o) Systematic Financial Management, L.P. maintains all Records relating to its services as investment sub-adviser at 300 Frank W. Burr Boulevard, Glenpointe East, 7th Floor, Teaneck, New Jersey 07666.

           (p) LSV Asset Management maintains all Records relating to its services as investment sub-adviser at One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

Item 29.   Management Services.

           Other than as set forth under the captions "Organization and Management of the Funds" in the Prospectuses constituting Part A of this Registration Statement and "Management" in the Statements of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30.   Undertakings.  Not Applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement on Form N-1A, pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of San Francisco, State of California on the 30th day of January, 2004.

                                         WELLS FARGO FUNDS TRUST

                                         By: /s/Christopher R. Bellonzi
                                            ------------------------------------
                                              Christopher R. Bellonzi
                                              Assistant Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 69 to its Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

Signature                       Title                           Date
---------                       -----                           ----

             *                  Trustee
---------------------------
Robert C. Brown

             *                  Trustee
---------------------------
Thomas S. Goho

             *                  Trustee
---------------------------
Peter G. Gordon

             *                  Trustee
---------------------------
Richard M. Leach

             *                  Trustee
---------------------------
J. Tucker Morse

             *                  Trustee
---------------------------
Timothy J. Penny

             *                  Trustee
---------------------------
Donald C. Willeke

             *                  President
---------------------------     (Principal Executive Officer)
Karla M. Rabusch

             *                  Treasurer
---------------------------     (Principal Financial Officer)
Stacie D. DeAngelo


                                                                01/30/2004

*By:  /s/ Christopher R. Bellonzi
     ------------------------------------
       Christopher R. Bellonzi
       As Attorney-in-Fact
       January 30, 2004

                                   SIGNATURES

     Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized in the City of San Francisco, State of California on the 30th day of January, 2004.

                                         WELLS FARGO MASTER TRUST

                                         By: /s/Christopher R. Bellonzi
                                            ------------------------------------
                                              Christopher R. Bellonzi
                                              Assistant Secretary

                             WELLS FARGO FUNDS TRUST
                         FILE NOS. 333-74295; 811-09253

                                  EXHIBIT INDEX

     EXHIBIT NUMBER                              DESCRIPTION

     EX-99.B(d)(1)(ii)        Schedule A to the Amended and Restated Fee and
                              Expense Agreement between Wells Fargo Funds Trust and Wells Fargo Funds Management, LLC

     EX-99.B(d)(2)(v)         Schedule A to the Investment Sub-Advisory
                              Agreement with Smith Asset Management Group, L.P.

     EX-99.B(d)(2)(xii)       Investment Sub-Advisory Agreement with LSV Asset
                              Management

     EX-99.B(h)(1)            Appendix A to the Administration Agreement with
                              Wells Fargo Funds Management, LLC

     EX-99.B(i)               Legal Opinion

     EX-99.B(j)(A)            Consent of Independent Auditors

     EX-99.B(m)               Appendix A to the Rule 12b-1 Plan

     EX-99.B(n)               Appendix A to the Rule 18f-3 Plan